   As filed with the Securities and Exchange Commission on February 25, 2000
                                                           -----------------


                                      1933 Act Registration No. 33-19338
                                         1940 Act Registration No. 811-05426

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     X
                                                                           --
           Pre-Effective Amendment No. __                                  __

           Post-Effective Amendment No. 58                                  X
                                        --                                 --

                                     and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             X
                                                                           --

           Amendment No. 59                                                 X
                         --                                                --


                       (Check appropriate box or boxes.)

                              AIM INVESTMENT FUNDS
                       ----------------------------------
               (Exact name of Registrant as Specified in Charter)

                11 Greenway Plaza, Suite 100, Houston, TX 77046
             ------------------------------------------------------
             (Address of Principal Executive Offices)   (Zip Code)

       Registrant's Telephone Number, including Area Code: (713) 626-1919
                                                          ----------------

                                Robert H. Graham
                          11 Greenway Plaza, Suite 100
                              Houston, Texas 77046
                     -------------------------------------
                     (Name and Address of Agent of Service)

                                    Copy to:
Lisa A. Moss, Esq.                   Arthur J. Brown, Esq.
A I M Advisors, Inc.                 R. Darrell Mounts, Esq.
11 Greenway Plaza, Suite 100         Kirkpatrick & Lockhart LLP
Houston, Texas 77046                 1800 Massachusetts Avenue, N.W., 2nd Floor


Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Amendment

It is proposed that this filing will become effective (check appropriate box):

  ___  immediately upon filing pursuant to paragraph (b)

  _X_  on February 28, 2000, pursuant to paragraph (b)

  ___  60 days after filing pursuant to paragraph (a)(1)
  ___  on ___________, pursuant to paragraph (a)(1)
  ___  75 days after filing pursuant to paragraph (a)(2)
  ___  on (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

  ___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest

                                                       (Continued on Next Page)

      Certain Series of the AIM Investment Funds are "feeder funds" in a "master/feeder" fund arrangement. This Post-Effective Amendment No. 58 includes manually executed signature pages for two master trusts, Emerging Markets Debt Portfolio and Global Investment Portfolio.

      AIM DEVELOPING
      MARKETS FUND
-------------------------------------------------------------------------------

      AIM Developing Markets Fund primarily seeks to provide long-term growth of capital with a secondary objective of income, to the extent consistent with seeking growth of capital.

      PROSPECTUS                                  AIM --Registered Trademark--

      FEBRUARY 28, 2000

                                     This prospectus contains important
                                     information about the Class A, B and C
                                     shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:
                                      - is not FDIC insured;
                                      - may lose value; and
                                      - is not guaranteed by a bank.


[AIM LOGO APPEARS HERE]                                  INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES         1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      3
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         3

Performance Table                            3

FEE TABLE AND EXPENSE EXAMPLE                4
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    4

Expense Example                              4

FUND MANAGEMENT                              5
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisors                                 5

Advisor Compensation                         5

Portfolio Managers                           5

OTHER INFORMATION                            5
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                5

Dividends and Distributions                  5

FINANCIAL HIGHLIGHTS                         6
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection, AIM Funds, AIM Funds and Design, AIM Internet Connect and AIM Investor are service marks of
A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

The fund's primary investment objective is long-term growth of capital and its secondary investment objective is income, to the extent consistent with seeking growth of capital.

  The fund seeks to meet these objectives by investing substantially all of its assets in issuers in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund will invest a majority of its assets in equity securities, and may also invest in debt securities, of developing countries. The fund considers issuers in "developing countries" to be those (1) organized under the laws of a developing country or have a principal office in a developing country; (2) that derive 50% or more, alone or on a consolidated basis, of their total revenues from business in developing countries; or (3) whose securities are trading principally on a stock exchange, or in an over-the-counter market, in a developing country. The fund will normally invest in issuers in at least four countries, but it will invest no more than 25% of its assets in issuers in any one country. The fund also may hold no more than 40% of its assets in any one foreign currency and securities denominated in or indexed to such currency. The fund may invest in debt securities when economic and other factors appear to favor such investments. The fund may also invest up to 100% of its assets in lower-quality debt securities, i.e., "junk bonds."

  The fund may invest up to 50% of its total assets in the following types of developing market debt securities: (1) debt securities issued or guaranteed by governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks (sovereign debt), and "Brady Bonds"; (2) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of sovereign debt; (3) debt securities issued by banks and other business entities; and (4) debt securities denominated in or indexed to the currencies of emerging markets. Brady Bonds are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. There is no requirement with respect to the maturity or duration of debt securities in which the fund may invest.

  The portfolio managers focus on companies that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. In selecting countries in which the fund will invest, the portfolio managers also consider such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  The fund is non-diversified. With respect to 50% of its assets, it is permitted to invest more than 5% of its assets in the securities of any one issuer.


  In anticipation of or in response to adverse market conditions, for cash management purposes or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, shares of affiliated money market funds, or high-quality debt securities. As a result, the fund may not achieve its investment objectives.



  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases may cause the price of a debt security to decrease. The longer a bond's duration, the more sensitive it is to this risk. Junk bonds are less sensitive to this risk than are higher-quality bonds.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------


  These factors may affect the prices of securities issued by foreign companies and governments located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.


  Sovereign debt securities of developing country governments are generally lower-quality debt securities. Sovereign debt securities are subject to the additional risk that, under some political, diplomatic, social or economic circumstances, some developing countries that issue lower-quality debt securities may be unable or unwilling to make principal or interest payments as they come due.

  Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or to sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

  Because it is non-diversified, the fund may invest in fewer issuers than if it were a diversified fund. The value of the fund's shares may vary more widely, and the fund may be subject to greater investment and credit risk, than if the fund invested more broadly.


  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.


ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]


                                                                Annual
Year Ended                                                      Total
December 31                                                     Returns
-----------                                                     -------
1995 ..........................................................  -0.95%
1996 ..........................................................  23.59%
1997 ..........................................................  -8.49%
1998 .......................................................... -35.32%
1999 ..........................................................  61.50%



  During the periods shown in the bar chart, the highest quarterly return was 30.56% (quarter ended December 31, 1999) and the lowest quarterly return was -27.81% (quarter ended September 30, 1998).


PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------------
(for the periods ended                                          SINCE       INCEPTION
December 31, 1999)                        1 YEAR    5 YEARS    INCEPTION      DATE
--------------------------------------------------------------------------------------
Class A                                    53.89%     2.20%       (0.72)%     1/11/94
Class B                                    55.57        --        (1.31)      11/3/97
Class C                                       --        --           --      03/01/99
MSCI Emerging Markets Free Index(1)        66.41      2.00         0.38(2)   12/31/93(2)
--------------------------------------------------------------------------------------


(1) The Morgan Stanley Capital International Emerging Markets Free Index measures the performance of securities listed on the exchanges of 26 countries. The index excludes shares that are not readily purchased by non-local investors.
(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:


SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)                CLASS A   CLASS B   CLASS C
-----------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                 4.75%      None     None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)    None(1)    5.00%    1.00%

Redemption Fee
(as a percentage of
amount redeemed,
if applicable)                  None(2)    None     None
-----------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are
deducted from fund
assets)                         CLASS A   CLASS B   CLASS C
-----------------------------------------------------------
Management Fees                 0.98%     0.98%     0.98%

Distribution and/or
Service (12b-1) Fees            0.36      1.00      1.00

Other Expenses
  Other                         1.03      0.99      0.99
  Interest                      0.01      0.01      0.01

Total Other Expenses            1.04      1.00      1.00

Total Annual Fund
Operating Expenses              2.38      2.98      2.98

Expense
  Reimbursement(2)              0.47      0.47      0.47

Net Expenses                    1.91      2.51      2.51
-----------------------------------------------------------



(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

(2) Shares received as a result of the reorganization of AIM Eastern Europe Fund into AIM Developing Markets Fund will be subject to a 2% redemption fee if they are redeemed or exchanged before September 10, 2000.



(3) The investment advisor has contractually agreed to limit Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) on Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively.


As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $705    $1,182    $1,685     $3,062
Class B    801     1,221     1,767      3,159
Class C    401       921     1,567      3,299
----------------------------------------------



You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $705    $1,182    $1,685     $3,062
Class B    301       921     1,567      3,159
Class C    301       921     1,567      3,299
----------------------------------------------

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor. INVESCO Asset Management Limited (the subadvisor), an affiliate of the advisor, is the fund's subadvisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The subadvisor is located at 11 Devonshire Square, London, EC2M 4YR, England. The advisors supervise all aspects of the fund's operations and provide investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


  The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment advisor since 1967. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives.



ADVISOR COMPENSATION

During the fiscal year ended October 31, 1999, the advisor received compensation of 0.51% of average daily net assets.


PORTFOLIO MANAGERS

The advisors use a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are


- William Barron, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1995.



- John Cleary, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1998. From 1997 to 1998, he was Manager of a global markets fixed income fund for West Merchant Bank Ltd. From 1993 to 1996, he was a portfolio manager for Fischer Francis Trees and Watts. Mr. Cleary completed the investment management program at the London Business School in 1996.



- Christine Rowley, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1991.


OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Developing Markets Fund are subject to the maximum of 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions will consist primarily of income.


DIVIDENDS
The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.



                                                                                   CLASS A(a)
                                                  -----------------------------------------------------------------------------
                                                     YEAR          YEAR       TEN MONTHS                          JANUARY 11,
                                                     ENDED         ENDED         ENDED          YEAR ENDED             TO
                                                  OCTOBER 31,   OCTOBER 31,   OCTOBER 31,      DECEMBER 31,       DECEMBER 31,
                                                    1999(a)       1998(a)       1997(b)       1996       1995         1994
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $   7.53       $ 12.56      $  13.84     $  11.60   $  12.44     $  15.00
Income from investment operations:
  Net investment income                                0.06          0.39(c)(d)    0.25         0.53       0.72         0.35
  Net realized and unrealized gain (loss) on
    investments                                        2.36         (5.10)        (1.53)        2.19      (0.84)       (2.46)
    Net increase (decrease) from investment
      operations                                       2.42         (4.71)        (1.28)        2.72      (0.12)       (2.11)
  Redemption fees retained                             0.03          0.28         --           --         --           --
Distributions to shareholders:
  From net investment income                          (0.12)        (0.60)        --           (0.48)     (0.72)       (0.35)
  From net realized gain on investments               --            --            --           --         --           (0.10)
    Total distributions                               (0.12)        (0.60)        --           (0.48)     (0.72)       (0.45)
Net asset value, end of period                     $   9.86       $  7.53      $  12.56     $  13.84   $  11.60     $  12.44
Total return(e)                                       33.11%       (37.09)%       (9.25)%      23.59%     (0.95)%     (14.07)%
-------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)                $157,198       $87,517      $457,379     $504,012   $422,348     $452,872
Ratio of net investment income to average net
  assets:
  With fee waivers                                     0.68%(f)      3.84%         2.03%(g)     4.07%      6.33%        2.75%(g)
  Without fee waivers                                  0.21%(f)      3.43%         1.95%(g)     4.04%      6.30%        2.75%(g)
Ratio of expenses to average net assets
  excluding interest expense:
  With fee waivers                                     1.90%(f)      1.73%         1.75%(g)     1.82%      1.77%        2.01%(g)
  Without fee waivers                                  2.37%(f)      2.14%         1.83%(g)     1.85%      1.80%        2.01%(g)
Ratio of interest expense to average net assets        0.01%         0.20%         N/A          N/A        N/A          N/A
Portfolio turnover rate                                 125%          111%          184%(g)      138%        75%          56%(g)
-------------------------------------------------------------------------------------------------------------------------------



(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Prior to November 1, 1997 the Fund was known as G.T. Developing Markets Fund, Inc. All capital shares issued and outstanding on October 31, 1997 were reclassified as Class A shares.
(c) Before reimbursement the net investment income per share would have been reduced by $0.04.
(d) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.
(e) Total return does not include sales charges and is not annualized for periods less than one year.
(f) Ratios are based on average net assets of $123,758,642.
(g) Annualized.

N/A Not applicable.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                  CLASS B
                                                              ------------------------------------------------
                                                              YEAR ENDED OCTOBER 31,    YEAR ENDED OCTOBER 31,
                                                                     1999(a)                   1998(a)
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $  7.49                   $ 12.56
Income from investment operations:
  Net investment income                                                 0.01                      0.31(b)(c)
  Net realized and unrealized gain (loss) on investments                2.37                     (5.07)
    Net increase (decrease) from investment operations                  2.38                     (4.76)
Redemption fees retained                                                  --                      0.28
Distributions to shareholders:
  From net investment income                                           (0.08)                    (0.59)
Net asset value, end of period                                       $  9.79                   $  7.49
Total return (d)                                                       32.14%                   (39.76)%
--------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)                                  $49,723                   $   154
Ratio of net investment income (loss) to average net assets:
  With fee waivers                                                      0.08%(e)                  3.09%
  Without fee waivers                                                  (0.39)%(e)                 2.68%
Ratio of expenses to average net assets excluding interest
  expense:
  With fee waivers                                                      2.50%(e)                  2.48%
  Without fee waivers                                                   2.97%(e)                  2.89%
Ratio of interest expense to average net assets                         0.01%                     0.20%
Portfolio turnover rate                                                  125%                      111%
--------------------------------------------------------------------------------------------------------------

(a)These selected per share data were calculated based upon the average shares outstanding during the period.
(b)Before reimbursement the net investment income per share would have been reduced by $0.04.
(c)Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.
(d)Total return does not include sales charges and is not annualized for periods less than one year.
(e)Ratios are based on average net assets of $35,727,260.


                                                                     CLASS C
                                                              ----------------------
                                                                  MARCH 1, 1999
                                                              TO OCTOBER 31, 1999(a)
------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $  7.47
Income from investment operations:
  Net investment income (loss)                                            --
  Net realized and unrealized gain (loss) on investments                2.32
    Net increase (decrease) from investment operations                  2.32
Redemption fees retained                                                  --
Distributions to shareholders:
  From net investment income                                              --
Net asset value, end of period                                       $  9.79
Total return (b)                                                       31.06%
------------------------------------------------------------------------------------
Ratios and supplemental data:
------------------------------------------------------------------------------------
Net assets, end of period (in 000s)                                  $   412
Ratio of net investment income (loss) to average net assets:
  With fee waivers                                                      0.08%(c)
  Without fee waivers                                                  (0.39)%(c)
Ratio of expenses to average net assets excluding interest
  expense:
  With fee waivers                                                      2.50%(c)
  Without fee waivers                                                   2.97%(c)
Ratio of interest expense to average net assets                         0.01%
Portfolio turnover rate                                                  125%
------------------------------------------------------------------------------------



(a)These selected per share data were calculated based upon the average shares outstanding during the period.
(b)Total return does not include sales charges and is not annualized for periods less than one year.
(c)Ratios are annualized and based on average net assets of $208,934.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge

- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       after eight years along with a       shares
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund seven years after your date of purchase. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until eight years after your date of purchase of the original shares.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

             CATEGORY I INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                            INVESTOR'S
                                           SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
            Less than $  25,000       5.50%          5.82%
$ 25,000 but less than $  50,000      5.25           5.54
$ 50,000 but less than $ 100,000      4.75           4.99
$100,000 but less than $ 250,000      3.75           3.90
$250,000 but less than $ 500,000      3.00           3.09
$500,000 but less than $1,000,000     2.00           2.04
-------------------------------------------------------------


                                      A-1                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                             INVESTOR'S
                                            SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                            INVESTOR'S
                                           SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                 1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.


MCF--02/00                            A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------


PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $ 0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                        50                                                 50
IRA, Education IRA or Roth IRA                   250                                                 50
All other accounts                               500                                                 50
----------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS


----------------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------


                                      A-3                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. However, if you acquired Class A shares of AIM Developing Markets Fund in connection with the reorganization of AIM Eastern Europe Fund, you will be charged a redemption fee of 2% of the net asset value of those shares, which will be paid to AIM Developing Markets Fund, if you redeem your shares within the first year after the reorganization. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.


MCF--02/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
Consultant
By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $50,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $50,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.


                                      A-5                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.



YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:

(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited


MCF--02/00                            A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

        Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

--------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------


                                      A-7                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.


  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.


  Each AIM Fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THIS PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.


MCF--02/00                            A- 8

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds --Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM Developing Markets Fund
 SEC 1940 Act file number: 811-05426
------------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com   DVM-PRO-1   INVEST WITH DISCIPLINE
                                                        --REGISTERED TRADEMARK--

      AIM EMERGING MARKETS
      DEBT FUND
 ------------------------------------------------------------------------------
      AIM Emerging Markets Debt Fund primarily seeks high current income and, secondarily, growth of capital.

      PROSPECTUS                                  AIM  --Registered Trademark--

      FEBRUARY 28, 2000


                                     This Prospectus contains important
                                     information about the Class A, B and C
                                     shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.


                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.


      [AIM LOGO APPEARS HERE]                             INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                         ------------------------------
                         AIM EMERGING MARKETS DEBT FUND
                         ------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES         1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      3
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         3

Performance Table                            3

FEE TABLE AND EXPENSE EXAMPLE                4
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    4

Expense Example                              4

FUND MANAGEMENT                              5
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisors                                 5

Advisor Compensation                         5

Portfolio Managers                           5

OTHER INFORMATION                            5
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                5

Dividends and Distributions                  5

FINANCIAL HIGHLIGHTS                         6
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection, AIM Funds, AIM Funds and Design, AIM Internet Connect and AIM Investor are service marks of
A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                         ------------------------------
                         AIM EMERGING MARKETS DEBT FUND
                         ------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

The fund's primary investment objective is high current income, and its secondary investment objective is growth of capital.

  The fund seeks to meet these objectives by investing all of its investable assets in the Emerging Markets Debt Portfolio (the portfolio). The portfolio, in turn, normally invests at least 65% of its total assets in debt securities of issuers located in developing or emerging market countries, i.e., those that are in the initial stages of their industrial cycles. The portfolio may invest 100% of its total assets in lower-quality debt securities, i.e., "junk bonds," including securities that are in default. The portfolio will invest in (1) debt securities issued or guaranteed by the governments of developing countries, or their agencies or instrumentalities; (2) securities issued or guaranteed by the central banks of emerging market countries; (3) securities issued by other banks and companies in such countries; and (4) securities denominated in or indexed to the currencies of developing countries.

  The portfolio will normally invest substantially all of its assets in debt securities of governmental and corporate issuers in emerging markets. These securities may consist primarily of "Brady Bonds" and other sovereign debt securities. Brady Bonds are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. The portfolio may also invest up to 35% of its total assets in equity securities of issuers in developing countries; equity and debt securities of issuers in developed countries, including the U.S.; and cash and money market instruments.

  The portfolio managers allocate assets among securities of issuers in countries and in currency denominations where opportunities for meeting the fund's investment objectives are expected to be the most attractive. The principal determinants of the emphasis given to various country, geographic, and industry sectors within the portfolio are fundamental economic strength, credit quality, and currency and interest rate trends. Further, the portfolio managers select particular issuers based on additional economic criteria such as yield, maturity, issue classification, and quality characteristics. Currency investments are based on economic factors (such as relative inflation, interest rate levels and trends, growth rate forecasts, balance of payments status, and economic policies) and on political and technical data. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  The fund and the portfolio are non-diversified. With respect to 50% of their assets, they are permitted to invest more than 5% of their assets in the securities of any one issuer.


  In anticipation of or in response to adverse market conditions, for cash management purposes or for defensive purposes, the portfolio may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, shares of affiliated money market funds, or high-quality debt securities. As a result, the fund or the portfolio may not achieve its investment objectives.


  The portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the portfolio does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term capital gains and losses, which may affect the taxes you have to pay.

  If the fund's Board of Trustees determines that it is in the best interests of the fund and its shareholders, the fund may redeem its investment in the portfolio.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the portfolio invests. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. When interest rates rise, bond prices fall; the longer a bond's duration, the more sensitive it is to this risk.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about emerging market companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.


  These factors may affect the prices of securities issued by foreign companies and governments located in developing or emerging market countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in

                         ------------------------------
                         AIM EMERGING MARKETS DEBT FUND
                         ------------------------------





developing countries and there may be delays in settlement procedures.


  Sovereign debt securities of developing country governments are generally lower-quality debt securities. Sovereign debt securities are subject to the additional risk that, under some political, diplomatic, social, or economic circumstances, some developing countries that issue lower-quality debt securities may be unable or unwilling to make principal or interest repayments as they come due.

  Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or to sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

  Because they are non-diversified, the fund and the portfolio may invest in fewer issuers than if they were diversified funds. Thus, the value of the fund's shares may vary more widely, and the portfolio may be subject to greater investment and credit risk, than if the portfolio invested more broadly.


  An investment in the portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                         ------------------------------
                         AIM EMERGING MARKETS DEBT FUND
                         ------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]

                                            Annual
Year Ended                                  Total
December 31                                 Return
-------------                              --------
1993 ....................................   51.57%
1994 ....................................  -19.24%
1995 ....................................   20.19%
1996 ....................................   36.78%
1997 ....................................   11.89%
1998 ....................................  -28.91%
1999 ....................................  -20.80%

  During the periods shown in the bar chart, the highest quarterly return was 18.61% (quarter ended June 30, 1995) and the lowest quarterly return was -33.02% (quarter ended September 30, 1998).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.


AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                                            SINCE      INCEPTION
December 31, 1999)                            1 YEAR   5 YEARS   INCEPTION     DATE
--------------------------------------------------------------------------------------
Class A                                       15.01%     8.51%      9.11%    10/22/92
Class B                                       15.01      8.63       9.15     10/22/92
Class C                                          --        --         --     03/01/99
J.P. Morgan EMBI (Brady)(1)                   21.56     16.54      13.76(2)  10/31/92(2)
--------------------------------------------------------------------------------------


(1) The J.P. Morgan Emerging Markets Bond Index (Brady) is a market value-weighted average of Brady Bonds from ten emerging bond markets.
(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                         ------------------------------
                         AIM EMERGING MARKETS DEBT FUND
                         ------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)        CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)          4.75%     None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever
is less)                 None(1)   5.00%     1.00%
-------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)(2)    CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Management Fees           0.98%     0.98%     0.98%

Distribution and/or
Service (12b-1) Fees      0.35      1.00      1.00

Other Expenses            0.46      0.46      0.46

Interest Expenses         0.13      0.13      0.13

Total Other Expenses      0.59      0.59      0.59

Total Annual Fund
Operating Expenses        1.92      2.57      2.57

Fees Waived(3)            0.04      0.04      0.04

Net Expenses              1.88      2.53      2.53
-------------------------------------------------------


(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) This fee table, and the expense example below, reflect the expenses of both the fund and the portfolio.

(3) The investment advisor has contractually agreed to limit Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) on Class A, Class B and Class C shares to 1.75%, 2.40% and 2.40, respectively.


As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.


  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived or expenses reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $661    $1,049    $1,462     $2,612
Class B    760     1,099     1,565      2,747
Class C    360       799     1,365      2,905
----------------------------------------------


You would pay the following expenses if you did not redeem your shares:


         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $661    $1,049    $1,462     $2,612
Class B    260       799     1,365      2,747
Class C    260       799     1,365      2,905
----------------------------------------------


                         ------------------------------
                         AIM EMERGING MARKETS DEBT FUND
                         ------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the investment advisor of Emerging Markets Debt Portfolio (the portfolio). INVESCO Asset Management Limited (the subadvisor), an affiliate of the advisor, is the portfolio's subadvisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The subadvisor is located at 11 Devonshire Square, London, EC2M 4YR, England. The advisors supervise all aspects of the portfolio's operations and provide investment advisory services to the portfolio, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the portfolio.


  The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment advisor since 1967. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the portfolio, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended October 31, 1999, the advisor received compensation of 0.94% of average daily net assets.


PORTFOLIO MANAGERS

The advisors use a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the portfolio are


- John Cleary, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1998. From 1997 to 1998, he was Manager of a global emerging markets fixed income fund for West Merchant Bank Ltd. From 1993 to 1996, he was a portfolio manager for Fischer Francis Trees and Watts. Mr. Cleary completed the investment management program at the London Business School in 1996.



- Edwin Gutierrez, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1998. From 1994 to 1998, he was an economist for Chancellor LGT Asset Management.



- Jonathan Mann, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1998. From 1994 to 1998, he was an economist for LGT Asset Management.


OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Emerging Markets Debt Fund are subject to the maximum of 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS


The fund expects that its distributions will consist primarily of income.


DIVIDENDS

The fund generally declares and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains, if any, annually.

                         ------------------------------
                         AIM EMERGING MARKETS DEBT FUND
                         ------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


                                                                        CLASS A
-----------------------------------------------------------------------------------------------------
                                                                YEAR ENDED OCTOBER 31,
                                                   1999     1998(a)    1997(a)    1996(a)      1995
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $   7.86  $   15.56  $   14.85  $   11.70  $     12.56
Income from investment operations:
  Net investment income                               0.86       1.35(b)      1.19      1.27        1.35
  Net realized and unrealized gain (loss) on
    investments                                       0.51      (4.80)      0.93       3.09        (1.09)
    Net increase (decrease) from investment
      operations                                      1.37      (3.45)      2.12       4.36         0.26
Distributions to shareholders:
  From net investment income                         (0.93)     (1.06)     (1.18)     (1.11)       (1.03)
  From net realized gain on investments              --         (2.83)     (0.23)     (0.10)       (0.03)
  Return of capital                                  --         (0.36)     --         --           (0.06)
    Total distributions                              (0.93)     (4.25)     (1.41)     (1.21)       (1.12)
Net asset value, end of period                    $   8.30  $    7.86  $   15.56  $   14.85  $     11.70
Total return(c)                                      18.38%    (30.07)%    14.46%     39.05%        2.81%
-----------------------------------------------------------------------------------------------------
Ratios and supplemental data:
-----------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)               $ 54,330  $  69,321  $ 133,973  $ 178,318   $  142,002
Ratio of net investment income to average net
  assets(d)                                          10.73%(e)  11.27%      7.39%      9.52%       11.85%
Ratio of expenses to average net assets
  excluding interest expense(f)                       1.75%(e)   1.74%      1.58%      1.69%        1.75%
Ratio of interest expense to average net assets       0.13%       N/A        N/A       0.04%         N/A
Portfolio turnover rate                                336%       339%       214%       290%         213%
-----------------------------------------------------------------------------------------------------



(a) These selected per share data were calculated based upon average shares outstanding during the period.

(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.21 per share.

(c) Total return does not include sales charges and is not annualized for periods less than one year.

(d) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements was 10.69% for 1999.

(e) Ratios are based on average net assets of $62,817,833.

(f) After fee waiver and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.79% for 1999.

N/A Not applicable.


                                                                        CLASS B
                                                  ---------------------------------------------------
                                                                YEAR ENDED OCTOBER 31,
                                                   1999     1998(a)    1997(a)    1996(a)      1995
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $   7.86  $   15.54  $   14.83  $   11.69  $     12.56
Income from investment operations:
  Net investment income                               0.81       1.28(b)    1.09       1.17         1.27
  Net realized and unrealized gain (loss) on
    investments                                       0.51      (4.79)      0.93       3.09        (1.09)
    Net increase (decrease) from investment
      operations                                      1.32      (3.51)      2.02       4.26         0.18
Distributions to shareholders:
  From net investment income                         (0.88)     (0.98)     (1.08)     (1.03)       (0.96)
  From net realized gain on investments              --         (2.83)     (0.23)     (0.09)       (0.03)
  Return of capital                                  --         (0.36)     --         --           (0.06)
    Total distributions                              (0.88)     (4.17)     (1.31)     (1.12)       (1.05)
Net asset value, end of period                    $   8.30  $    7.86  $   15.54  $   14.83  $     11.69
Total return(c)                                      17.61%    (30.49)%    13.77%     38.16%        2.07%
-----------------------------------------------------------------------------------------------------
Ratios and supplemental data:
-----------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)               $ 97,394   $109,406   $228,101   $251,002   $  214,897
Ratio of net investment income to average net
  assets(d)                                          10.08%(e)  10.62%      6.74%      8.87%       11.20%
Ratio of expenses to average net assets
  excluding interest expense(f)                       2.40%(e)   2.39%      2.23%      2.34%        2.40%
Ratio of interest expense to average net assets       0.13%       N/A        N/A       0.04%         N/A
Portfolio turnover rate                                336%       339%       214%       290%         213%
-----------------------------------------------------------------------------------------------------



(a) These selected per share operating data were calculated based upon the average shares outstanding during the period.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.21 per share.
(c) Total return does not include sales charges and is not annualized for periods less than one year.
(d) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements was 10.04% for 1999.
(e) Ratios are based on average net assets of $109,729,116.
(f) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.44% for 1999.

                         ------------------------------
                         AIM EMERGING MARKETS DEBT FUND
                         -------------------------------


FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                  CLASS C
                                                              ----------------
                                                               MARCH 1, 1999
                                                                     TO
                                                              OCTOBER 31, 1999
--------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 7.96
Income from investment operations:
  Net investment income                                              0.53
  Net realized and unrealized gain (loss) on investments             0.37
    Net increase (decrease) from investment operations               0.90
Distributions to shareholders:
  From net investment income                                        (0.56)
  From net realized gain on investments                                --
  Return of capital                                                    --
    Total distributions                                             (0.56)
Net asset value, end of period                                     $ 8.30
Total return(a)                                                     11.74%
------------------------------------------------------------------------------
Ratios and supplemental data:
------------------------------------------------------------------------------
Net assets, end of period (in 000s)                                  $208
Ratio of net investment income to average net assets(b)             10.08%(c)
Ratio of expenses to average net assets excluding interest
  expense(d)                                                         2.40%(c)
Ratio of interest expenses to average net assets                     0.13%
Portfolio turnover rate                                               336%
------------------------------------------------------------------------------



(a) Total return does not include sales charges and is not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 10.04% (annualized) and 11.04% for Class C and Advisor class, respectively, for 1999.
(c) Ratios are annualized and based on average net assets of $99,297.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.44% (annualized) and 1.44% for Class C and Advisor Class, respectively, for 1999.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge

- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       after eight years along with a       shares
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund seven years after your date of purchase. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until eight years after your date of purchase of the original shares.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

             CATEGORY I INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                            INVESTOR'S
                                           SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
            Less than $  25,000       5.50%          5.82%
$ 25,000 but less than $  50,000      5.25           5.54
$ 50,000 but less than $ 100,000      4.75           4.99
$100,000 but less than $ 250,000      3.75           3.90
$250,000 but less than $ 500,000      3.00           3.09
$500,000 but less than $1,000,000     2.00           2.04
-------------------------------------------------------------


                                      A-1                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                             INVESTOR'S
                                            SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                            INVESTOR'S
                                           SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                 1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.


MCF--02/00                            A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------


PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $ 0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                        50                                                 50
IRA, Education IRA or Roth IRA                   250                                                 50
All other accounts                               500                                                 50
----------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS


----------------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------


                                      A-3                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. However, if you acquired Class A shares of AIM Developing Markets Fund in connection with the reorganization of AIM Eastern Europe Fund, you will be charged a redemption fee of 2% of the net asset value of those shares, which will be paid to AIM Developing Markets Fund, if you redeem your shares within the first year after the reorganization. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.


MCF--02/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
Consultant
By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $50,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $50,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.


                                      A-5                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.



YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:

(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited


MCF--02/00                            A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

        Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

--------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------


                                      A-7                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.


  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.


  Each AIM Fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THIS PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.


MCF--02/00                            A- 8

                         ------------------------------
                         AIM EMERGING MARKETS DEBT FUND
                         ------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us
--------------------------------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

--------------------------------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM Emerging Markets Debt Fund
 SEC 1940 Act file number: 811-05426
------------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com   EMD-PRO-1   INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

      AIM GLOBAL CONSUMER
      PRODUCTS AND SERVICES FUND


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

      AIM Global Consumer Products and Services Fund seeks to provide long-term growth of capital.


      PROSPECTUS                                     AIM--Registered Trademark--

      FEBRUARY 28, 2000


                                     This prospectus contains important
                                     information about the Class A, B and
                                     C shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.


                                     An investment in the fund:


                                        - is not FDIC insured;


                                        - may lose value; and


                                        - is not guaranteed by a bank.


[AIM LOGO APPEARS HERE]                                  INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                 ----------------------------------------------
                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
                 ----------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                      3
- - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                         3

Performance Table                            3

FEE TABLE AND EXPENSE EXAMPLE                4
- - - - - - - - - - - - - - - - - - - - - - - -
Fee Table                                    4

Expense Example                              4

FUND MANAGEMENT                              5
- - - - - - - - - - - - - - - - - - - - - - - -
The Advisor                                  5

Advisor Compensation                         5

Portfolio Managers                           5

OTHER INFORMATION                            5
- - - - - - - - - - - - - - - - - - - - - - - -
Sales Charges                                5

Dividends and Distributions                  5

FINANCIAL HIGHLIGHTS                         6
- - - - - - - - - - - - - - - - - - - - - - - -
SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -
Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -


The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection, AIM Funds, AIM Funds and Design, AIM Internet Connect and AIM Investor are service marks of
A I M Management Group Inc.


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                 ----------------------------------------------
                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
                 ----------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital.


  The fund seeks to meet this objective by investing all of its investable assets in the Global Consumer Products and Services Portfolio (the portfolio), which in turn normally invests at least 65% of its total assets in equity securities of domestic and foreign consumer products and services companies. The portfolio considers a "consumer products or services" company to be one that (1) derives at least 50% of either its revenues or earnings from activities related to consumer products or services; or (2) devotes at least 50% of its assets to such activities, based on the company's most recent fiscal year. Such companies include those that manufacture, market, retail, or distribute consumer products (such as homes, automobiles, appliances, computers, household goods, food, and apparel) and goods and services related to entertainment, publishing, sports, and media (such as television broadcasts, motion pictures, theme parks, restaurants, and lodging) or supply goods and services to such companies (such as advertising, textile, and shipping companies).


  The portfolio may invest up to 35% of its assets in debt securities of domestic and foreign consumer products and services companies and/or in equity and debt securities of companies outside the consumer products or services industry, which, in the opinion of the portfolio managers, stand to benefit from development in such industries. The portfolio will normally invest in the securities of issuers located in at least three countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the portfolio will invest no more than 50% of its total assets in the securities of issuers in any one country, other than the U.S. The portfolio may invest up to 20% of its total assets in lower-quality debt securities, i.e., "junk bonds."


  The portfolio managers allocate the portfolio's assets among securities of countries and in currency denominations that are expected to provide the best opportunities for meeting the portfolio's investment objective. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.



  In anticipation of or in response to adverse market conditions, for cash management purposes or for defensive purposes, the portfolio may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, shares of affiliated money market funds, or high-quality debt securities. As a result, the fund or the portfolio may not achieve its investment objective.


  The portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the portfolio does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment. Active trading may also increase short-term capital gains and losses, which may affect the taxes you have to pay.

  If the fund's Board of Trustees determines that it is in the best interests of the fund and its shareholders, the fund may redeem its investment in the portfolio.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the portfolio invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

  The value of the fund's shares is particularly vulnerable to factors affecting the consumer products and services industries, such as government regulation, demographic shifts, and intense competition. These factors may, among other things, affect the demand for and success of certain consumer products and services. Because the portfolio focuses its investments in the consumer products and services industries, the value of your fund shares may rise and fall more than the value of shares of a fund that invests more broadly.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

                 ----------------------------------------------
                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
                 ----------------------------------------------

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and their prices may be more volatile than U.S. securities.


  The portfolio may participate in the initial public offering (IPO) market. Because of the portfolio's small asset base, any investment the portfolio may make in IPOs may significantly increase the fund's or the portfolio's total return. As the portfolio's assets grow, the impact of IPO investments will decline, which may reduce the fund's or the portfolio's total return.



  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                 ----------------------------------------------
                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
                 ----------------------------------------------


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.


ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]

                                                                  Annual
Year Ended                                                        Total
December 31                                                       Return
-----------                                                       ------
1995 ............................................................ 35.37%
1996 ............................................................ 38.30%
1997 ............................................................ 17.55%
1998 ............................................................ 22.80%
1999 ............................................................ 42.62%


  During the periods shown in the bar chart, the highest quarterly return was 26.01% (quarter ended December 31, 1999) and the lowest quarterly return was -15.69% (quarter ended September 30, 1998).


PERFORMANCE TABLE


The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.



AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                               SINCE     INCEPTION
December 31, 1999)              1 YEAR   5 YEARS   INCEPTION    DATE
------------------------------------------------------------------------
Class A                         35.84%    29.70%     29.69%    12/30/94
Class B                         36.91     30.18      30.23     12/30/94
Class C                            --        --         --     03/01/99
MSCI AC World Index(1)          27.31     18.90      18.90(2)  12/31/94(2)
------------------------------------------------------------------------


(1) The Morgan Stanley Capital International All Country World Index measures the performance of securities listed on the major world stock exchanges of 47 markets, including both developed and emerging markets.
(2) The average annual total return given is since the date closest to the inception date of the class with the longest history.

                 ----------------------------------------------
                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
                 ----------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:


SHAREHOLDER FEES
- -  - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)        CLASS A   CLASS B   CLASS C
------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)          4.75%     None      None
Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever
is less)                None(1)    5.00%     1.00%
-------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)(2)    CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Management Fees           0.98%     0.98%     0.98%
Distribution and/or
Service (12b-1) Fees      0.50      1.00      1.00
Other Expenses            0.44      0.44      0.44
 Total Annual Fund
 Operating
 Expenses(3)              1.92      2.42      2.42
-------------------------------------------------------


(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) This fee table, and the expense example below, reflect the expenses of both the fund and the portfolio.

(3) The investment advisor reimbursed a portion of the portfolio expenses. Total Annual Operating Expenses including the reimbursement for Class A, Class B and Class C shares were 1.91%, 2.41% and 2.41%, respectively.


As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A  $  660   $1,047    $1,458     $2,602
Class B     744    1,051     1,485      2,623
Class C     344      751     1,285      2,746
----------------------------------------------


You would pay the following expenses if you did not redeem your shares:


         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A  $  660   $1,047    $1,458     $2,602
Class B     244      751     1,285      2,623
Class C     244      751     1,285      2,746
----------------------------------------------


                 ----------------------------------------------
                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
                 ----------------------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the investment advisor of Global Consumer Products and Services Portfolio (the portfolio) and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the portfolio's operations and provides investment advisory services to the portfolio, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the portfolio.


  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the portfolio, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended October 31, 1999, the advisor received compensation of 0.97% of average daily net assets.


PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the portfolio are

- Derek S. Izuel, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1997. From 1995 to 1997 he was a full time student at the University of Michigan. From 1991 to 1995 he was a software engineer with Bank of America.

- Roger Mortimer, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1995.

- Derek H. Webb, Portfolio Manager, who has been responsible for the fund since 1994 and has been associated with the advisor and/or its affiliates since 1992.

- Michael Yellen, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1994.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Global Consumer Products and Services Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS


The fund expects that its distributions will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains, if any, annually.

                 ----------------------------------------------
                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
                 ----------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.




                                                                           CLASS A
                                                 -----------------------------------------------------------
                                                         YEAR ENDED OCTOBER 31,            DECEMBER 30, 1994
                                                 ---------------------------------------           TO
                                                 1999(a)     1998(a)   1997(a)   1996(a)   OCTOBER 31, 1995(a)
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $ 22.16     $ 22.19   $ 20.98   $ 14.59         $ 11.43
Income from investment operations:
  Net investment income (loss)                     (0.19)      (0.19)    (0.15)    (0.22)           0.02(b)
  Net realized and unrealized gain on
    investments                                     9.38        2.05      2.27      7.13            3.14
    Net increase from investment operations         9.19        1.86      2.12      6.91            3.16
Distributions to shareholders:
  From net realized gain on investments            (0.56)      (1.89)    (0.91)    (0.52)             --
    Total distributions                            (0.56)      (1.89)    (0.91)    (0.52)             --
Net asset value, end of period                   $ 30.79     $ 22.16   $ 22.19   $ 20.98         $ 14.59
Total return(c)                                    42.20%       8.66%    10.55%    48.82%          27.65%
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)              $73,695     $59,880   $62,637   $76,900         $ 4,082
Ratio of net investment income (loss) to average
  net assets                                       (0.70)%(d)  (0.83)%   (0.87)%   (1.24)%        (11.11)%(e)
Ratio of expenses to average net assets             1.91%(d)    1.95%     1.99%     2.34%          13.63%(e)
Portfolio turnover rate                              160%        221%      392%      169%            240%(e)
------------------------------------------------------------------------------------------------------------



(a)These selected per share operating data were calculated based upon average shares outstanding during the period.


(b)Before reimbursement net investment income (loss) per share would have been reduced (increased) by $1.12.


(c)Total return does not include sales charges and is not annualized for periods less than one year.


(d)Ratios are based on average net assets of $68,839,613.


(e)Annualized.

                 ----------------------------------------------
                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
                 ----------------------------------------------


FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                 CLASS B
                                                  --------------------------------------
                                                          YEAR ENDED OCTOBER 31,
                                                  --------------------------------------   DECEMBER 30, 1994 TO
                                                  1999(a)    1998(a)   1997(a)   1996(a)   OCTOBER 31, 1995(a)
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  21.70     $ 21.86   $ 20.79   $ 14.53         $ 11.43
Income from investment operations:
  Net investment income (loss)                       (0.31)      (0.30)    (0.24)    (0.31)          (0.04)(b)
  Net realized and unrealized gain on
    investments                                       9.16        2.03      2.22      7.09            3.14
    Net increase from investment operations           8.85        1.73      1.98      6.78            3.10
Distributions to shareholders:
  From net realized gain on investments              (0.56)      (1.89)    (0.91)    (0.52)             --
    Total distributions                              (0.56)      (1.89)    (0.91)    (0.52)             --
Net asset value, end of period                    $  29.99     $ 21.70   $ 21.86   $ 20.79         $ 14.53
Total return(c)                                      41.52%       8.16%     9.95%    48.11%          27.12%
---------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
---------------------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)               $109,808     $91,613   $93,978   $87,904         $ 2,959
Ratio of net investment income (loss) to average
  net assets                                         (1.20)%(d)  (1.33)%   (1.37)%   (1.74)%        (11.61)%(e)
Ratio of expenses to average net assets               2.41%(d)    2.45%     2.49%     2.84%          14.13%(e)
Portfolio turnover rate                                160%        221%      392%      169%            240%(e)
---------------------------------------------------------------------------------------------------------------



(a)These selected per share operating data were calculated based upon average shares outstanding during the period.


(b)Before reimbursement net investment income (loss) per share would have been reduced (increased) by $1.04.


(c)Total return does not include sales charges and is not annualized for periods less than one year.


(d)Ratios are based on average net assets of $103,242,997.


(e)Annualized.



                                                              CLASS C
                                                  -------------------------------
                                                         MARCH 1, 1999 TO
                                                        OCTOBER 31, 1999(a)
---------------------------------------------------------------------------------
Net asset value, beginning of period                          $24.70
Income from investment operations:
  Net investment income (loss)                                 (0.22)
  Net realized and unrealized gain on
    investments                                                 5.51
    Net increase from investment operations                     5.29
Distributions to shareholders:
  From net realized gains on investments                          --
    Total distributions                                           --
Net asset value, end of period                                $29.99
Total return(b)                                                21.42%
---------------------------------------------------------------------------------
Ratios and supplemental data:
---------------------------------------------------------------------------------
Net assets, end of period (in 000s)                           $  232
Ratio of net investment income (loss) to average
  net assets                                                   (1.20)%(c)
Ratio of expenses to average net assets                         2.41%(c)
Portfolio turnover rate                                          160%
---------------------------------------------------------------------------------



(a)These selected per share data were calculated based upon average shares outstanding during the period.


(b)Total return does not include sales charges and is not annualized for periods less than one year.


(c)Ratios are annualized and based on average net assets of $123,130.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge

- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       after eight years along with a       shares
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund seven years after your date of purchase. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until eight years after your date of purchase of the original shares.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

             CATEGORY I INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                            INVESTOR'S
                                           SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
            Less than $  25,000       5.50%          5.82%
$ 25,000 but less than $  50,000      5.25           5.54
$ 50,000 but less than $ 100,000      4.75           4.99
$100,000 but less than $ 250,000      3.75           3.90
$250,000 but less than $ 500,000      3.00           3.09
$500,000 but less than $1,000,000     2.00           2.04
-------------------------------------------------------------


                                      A-1                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                             INVESTOR'S
                                            SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                            INVESTOR'S
                                           SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                 1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.


MCF--02/00                            A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------


PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $ 0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                        50                                                 50
IRA, Education IRA or Roth IRA                   250                                                 50
All other accounts                               500                                                 50
----------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS


----------------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------


                                      A-3                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. However, if you acquired Class A shares of AIM Developing Markets Fund in connection with the reorganization of AIM Eastern Europe Fund, you will be charged a redemption fee of 2% of the net asset value of those shares, which will be paid to AIM Developing Markets Fund, if you redeem your shares within the first year after the reorganization. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.


MCF--02/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
Consultant
By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $50,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $50,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.


                                      A-5                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.



YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:

(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited


MCF--02/00                            A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

        Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

--------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------


                                      A-7                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.


  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.


  Each AIM Fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THIS PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.


MCF--02/00                            A- 8

                 ----------------------------------------------
                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
                 ----------------------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.


  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

--------------------------------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports only)

-------------------------------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

-----------------------------------------------
 AIM Global Consumer Products and Services Fund
 SEC 1940 Act file number: 811-05426
-----------------------------------------------

[AIM LOGO APPEARS HERE]  www.aimfunds.com  GCPS-PRO-1    INVEST WITH DISCIPLINE
                                                       --Registered Trademark--

      AIM GLOBAL
      FINANCIAL SERVICES FUND
     --------------------------------------------------------------------------

      AIM Global Financial Services Fund seeks to provide long-term growth of capital.

       PROSPECTUS                                  AIM --Registered Trademark--

       FEBRUARY 28, 2000


                                     This prospectus contains important
                                     information about the Class A, B and C
                                     shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells
                                     you otherwise is committing a crime.


                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.


[AIM LOGO APPEARS HERE]                                  INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                       ----------------------------------
                       AIM GLOBAL FINANCIAL SERVICES FUND
                       ----------------------------------


TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      3
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         3

Performance Table                            3

FEE TABLE AND EXPENSE EXAMPLE                4
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    4

Expense Example                              4

FUND MANAGEMENT                              5
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                  5

Advisor Compensation                         5

Portfolio Managers                           5

OTHER INFORMATION                            5
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                5

Dividends and Distributions                  5

FINANCIAL HIGHLIGHTS                         6
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -



The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection, AIM Funds, AIM Funds and Design, AIM Internet Connect and AIM Investor are service marks of
A I M Management Group Inc.


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                       ----------------------------------
                       AIM GLOBAL FINANCIAL SERVICES FUND
                       ----------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital.


  The fund seeks to meet this objective by investing all of its investable assets in the Global Financial Services Portfolio (the portfolio), which in turn normally invests at least 65% of its total assets in equity securities of domestic and foreign financial services companies. The portfolio considers a "financial services" company to be one that (1) derives at least 50% of its revenues or earnings from financial services activities; or (2) devotes at least 50% of its assets to such activities, based on its most recent fiscal year. Such companies include those that provide financial services (such as commercial banks, insurance brokerages, securities brokerages, investment banks, leasing companies, and real estate-related companies).



  The portfolio may invest up to 35% of its assets in debt securities of domestic and foreign financial services companies and/or in equity and debt securities of companies outside the financial services industry, which, in the opinion of the portfolio managers, stand to benefit from developments in the financial services industries. The portfolio will normally invest in securities of issuers in at least three countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the portfolio will invest no more than 40% of its total assets in securities of issuers in any one country, other than the U.S.



  The portfolio managers allocate the portfolio's assets among securities of countries and in currency denominations that are expected to provide the best opportunities for meeting the portfolio's investment objective. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.



  In anticipation of or in response to adverse market conditions, for cash management purposes or for defensive purposes, the portfolio may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, shares of affiliated money market funds, or high-quality debt securities. As a result, the fund or the portfolio may not achieve its investment objective.


  If the fund's Board of Trustees determines that it is in the best interests of the fund and its shareholders, the fund may redeem its investment in the portfolio.


  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.



PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of securities in which the portfolio invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

  The value of the fund's shares is particularly vulnerable to factors affecting the financial services industry, such as government regulation, rapid business changes, significant competition, and value fluctuations. Such factors may limit the financial commitments that financial services companies can make, including amounts and types of loans, and interest rates they can charge. Because the portfolio focuses its investments in the financial services industries, the value of your fund shares may rise and fall more than the value of shares of a fund that invests more broadly.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

                       ----------------------------------
                       AIM GLOBAL FINANCIAL SERVICES FUND
                       ----------------------------------

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.


  The portfolio may participate in the initial public offering (IPO) market. Because of the portfolio's small asset base, any investment the portfolio may make in IPOs may significantly increase the fund's and the portfolio's total returns. As the portfolio's assets grow, the impact of IPO investments will decline, which may reduce the fund's and the portfolio's total return.


  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                       ----------------------------------
                       AIM GLOBAL FINANCIAL SERVICES FUND
                       ----------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]

                                                                   ANNUAL
YEAR ENDED                                                         TOTAL
DECEMBER 31                                                        RETURNS
-----------                                                        -------
1995 .............................................................  19.06%
1996 .............................................................  15.21%
1997 .............................................................  30.32%
1998 .............................................................  13.13%
1999 .............................................................  24.24%

  During the periods shown in the bar chart, the highest quarterly return was 24.04% (quarter ended December 31, 1998) and the lowest quarterly return was -21.49% (quarter ended September 30, 1998).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.


AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                                         SINCE     INCEPTION
December 31, 1999)                        1 YEAR   5 YEARS   INCEPTION     DATE
-----------------------------------------------------------------------------------
Class A                                   18.33%    19.07%     15.90%    05/31/94
Class B                                   18.67     19.47      16.25     05/31/94
Class C                                      --        --         --     03/01/99
MSCI AC World Index(1)                    27.31     18.90      17.10(2)  05/31/94(2)
-----------------------------------------------------------------------------------


(1) The Morgan Stanley Capital International All Country World Index measures the performance of securities listed on the major world stock exchanges of 47 markets, including both developed and emerging markets.

(2) The average annual total return given is since the inception date of the class with the longest performance history.

                       ----------------------------------
                       AIM GLOBAL FINANCIAL SERVICES FUND
                       ----------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)        CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)          4.75%     None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever
is less)                 None(1)   5.00%     1.00%
-------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)(2)    CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Management Fees           0.98%     0.98%     0.98%

Distribution and/or
Service (12b-1) Fees      0.50      1.00      1.00

Other Expenses            0.64      0.64      0.64

Total Annual Fund

Operating Expenses        2.12      2.62      2.62

Fee Waiver(3)             0.13      0.13      0.13

Net Expenses              1.99      2.49      2.49
-------------------------------------------------------


(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) This fee table, and the expense example below, reflect the expenses of both the fund and the portfolio.

(3) The investment advisor has contractually agreed to limit Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) on Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50, respectively.


As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.


  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived or expenses reimbursed, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $680    $1,107    $1,560     $2,810
Class B    765     1,114     1,590      2,833
Class C    365       814     1,390      2,954
----------------------------------------------


You would pay the following expenses if you did not redeem your shares:


         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $680    $1,107    $1,560     $2,810
Class B    265       814     1,390      2,833
Class C    265       814     1,390      2,954
----------------------------------------------


                       ----------------------------------
                       AIM GLOBAL FINANCIAL SERVICES FUND
                       ----------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR


A I M Advisors, Inc. (the advisor) serves as the investment advisor of Global Financial Services Portfolio (the portfolio) and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the portfolio's operations and provides investment advisory services to the portfolio, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.



  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the portfolio, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended October 31, 1999, the advisor received compensation of 0.85% of average daily net assets.



PORTFOLIO MANAGERS



The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are



- Clas G. Olsson, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1994.



- Christopher P. Perras, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was an equity analyst at Van Wagoner Capital Management. From 1995 to 1997, he was Associate Portfolio Manager for Van Kampen American Capital Asset Management, Inc.



- Robert A. Shelton, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1995. From 1991 to 1995, he was a financial analyst for CS First Boston.



- Barrett K. Sides, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1990.


OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Global Financial Services Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS


The fund expects that its distributions will consist primarily of capital gains.


DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains, if any, annually.

                       ----------------------------------
                       AIM GLOBAL FINANCIAL SERVICES FUND
                       ----------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


                                                                      CLASS A
                                                  -----------------------------------------------
                                                              YEAR ENDED OCTOBER 31,
                                                  1999(a)   1998(a)   1997(a)   1996(a)   1995(a)
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $17.05    $17.22    $14.20    $11.92    $11.62
Income from investment operations:
  Net investment income (loss)                     (0.02)     0.07      0.04      0.05(b)   0.17(c)
  Net realized and unrealized gain on
    investments                                     6.25      0.37      3.97      2.36      0.13
    Net increase from investment operations         6.23      0.44      4.01      2.41      0.30
Distributions to shareholders:
  From net investment income                       (0.02)    (0.01)       --     (0.12)       --
  From net realized gain on investments            (0.03)    (0.60)    (0.99)    (0.01)       --
    Total distributions                            (0.05)    (0.61)    (0.99)    (0.13)       --
Net asset value, end of period                    $23.23    $17.05    $17.22    $14.20    $11.92
Total return(d)                                    36.62%     2.53%    29.91%    20.21%     2.58%
-------------------------------------------------------------------------------------------------
Ratios and supplemental data:
-------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)              $30,987   $28,433   $29,639    $7,302    $5,687
Ratio of net investment income (loss) to average
  net assets:
  With fee waivers                                 (0.08)%(e) 0.37%     0.23%     0.41%     1.46%
  Without fee waivers                              (0.21)%(e) 0.35%     0.16%    (0.66)%   (5.34)%
Ratio of expenses to average net assets:
  With fee waivers                                  1.99%(e)  1.97%     2.29%     2.32%     2.34%
  Without fee waivers                               2.12%(e)  1.99%     2.36%     3.39%     9.14%
Portfolio turnover rate                              107%      111%       91%      103%      170%
-------------------------------------------------------------------------------------------------



(a)These selected per share data were calculated based upon the average shares outstanding during the period.



(b)Before reimbursement the net investment income per share would have been reduced by $0.13.



(c)Before reimbursement the net investment income per share would have been reduced by $0.59.



(d)Total return does not include sales charge.



(e)Ratios are based on average net assets of $30,233,569.

                       ----------------------------------
                       AIM GLOBAL FINANCIAL SERVICES FUND
                       ----------------------------------


FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                      CLASS B
                                                  ------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,
                                                               ----------------------
                                                   1999(a)      1998(a)   1997(a)   1996(a)   1995(a)
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 16.71      $16.97    $14.06    $11.83    $11.60
Income from investment operations:
  Net investment income (loss)                      (0.12)      (0.02)    (0.04)    (0.01)(b)  0.11(c)
  Net realized and unrealized gain on
    investments                                      6.11        0.37      3.94      2.34      0.12
    Net Increase from investment operations          5.99        0.35      3.90      2.33      0.23
Distributions to shareholders:
  From net investment income                           --       (0.01)       --     (0.09)       --
  From net realized gain on investments             (0.03)      (0.60)    (0.99)    (0.01)       --
    Total distributions                             (0.03)      (0.61)    (0.99)    (0.10)       --
Net asset value, end of period                    $ 22.67      $16.71    $16.97    $14.06    $11.83
Total return(d)                                     35.91%       2.08%    29.13%    19.81%     1.98%
----------------------------------------------------------------------------------------------------
Ratios and supplemental data:
----------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)               $49,619     $48,785   $47,585    $9,886    $4,548
Ratio of net investment income (loss) to average
  net assets:
  With fee waivers                                  (0.58)%(e)  (0.13)%   (0.27)%   (0.09)%    0.96%
  Without fee waivers                               (0.71)%(e)  (0.15)%   (0.34)%   (1.16)%   (5.84)%
Ratio of expenses to average net assets:
  With fee waivers                                   2.49%(e)    2.47%     2.79%     2.82%     2.84%
  Without fee waivers                                2.62%(e)    2.49%     2.86%     3.89%     9.64%
Portfolio turnover rate                               107%        111%       91%      103%      170%
----------------------------------------------------------------------------------------------------



(a)These selected per share data were calculated based upon average shares outstanding during the period.


(b)Before reimbursement the net investment income per share would have been reduced by $0.13.


(c)Before reimbursement the net investment income per share would have been reduced by $0.59.


(d)Total return does not include sales charges.


(e)Ratios are based on average net assets of $49,539,408.



                                                                   CLASS C
                                                              -----------------
                                                              MARCH 1, 1999 TO
                                                                 OCTOBER 31,
                                                                   1999(a)
-------------------------------------------------------------------------------
Net asset value, beginning of period                               $19.58
Income from investment operations:
  Net investment income (loss)                                      (0.08)
  Net realized and unrealized gain on investments                    3.17
    Net increase from investment operations                          3.09
Distributions to shareholders:
  From net investment income                                           --
  From net realized gain on investments                                --
    Total distributions                                                --
Net asset value, end of period                                     $22.67
Total return(b)                                                     15.78%
-------------------------------------------------------------------------------
Ratios and supplemental data:
-------------------------------------------------------------------------------
Net assets, end of period (in 000s)                                $  605
Ratio of net investment income (loss) to average net assets:
  With fee waivers                                                  (0.58)%(c)
  Without fee waivers                                               (0.71)%(c)
Ratio of expenses to average net assets:
  With fee waivers                                                   2.49%(c)
  Without fee waivers                                                2.62%(c)
Portfolio turnover rate                                               107%
-------------------------------------------------------------------------------



(a)These selected per share data were calculated based upon average shares outstanding during the period.


(b)Total return does not include sales charges and is not annualized for periods less than one year.


(c)Ratios are annualized and based on average net assets of $251,286.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge

- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       after eight years along with a       shares
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund seven years after your date of purchase. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until eight years after your date of purchase of the original shares.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

             CATEGORY I INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                            INVESTOR'S
                                           SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
            Less than $  25,000       5.50%          5.82%
$ 25,000 but less than $  50,000      5.25           5.54
$ 50,000 but less than $ 100,000      4.75           4.99
$100,000 but less than $ 250,000      3.75           3.90
$250,000 but less than $ 500,000      3.00           3.09
$500,000 but less than $1,000,000     2.00           2.04
-------------------------------------------------------------


                                      A-1                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                             INVESTOR'S
                                            SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                            INVESTOR'S
                                           SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                 1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.


MCF--02/00                            A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------


PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $ 0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                        50                                                 50
IRA, Education IRA or Roth IRA                   250                                                 50
All other accounts                               500                                                 50
----------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS


----------------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------


                                      A-3                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. However, if you acquired Class A shares of AIM Developing Markets Fund in connection with the reorganization of AIM Eastern Europe Fund, you will be charged a redemption fee of 2% of the net asset value of those shares, which will be paid to AIM Developing Markets Fund, if you redeem your shares within the first year after the reorganization. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.


MCF--02/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
Consultant
By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $50,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $50,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.


                                      A-5                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.



YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:

(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited


MCF--02/00                            A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

        Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

--------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------


                                      A-7                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.


  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.


  Each AIM Fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THIS PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.


MCF--02/00                            A- 8

                       ----------------------------------
                       AIM GLOBAL FINANCIAL SERVICES FUND
                       ----------------------------------


OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.


  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------


You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


------------------------------------
 AIM Global Financial Services Fund
 SEC 1940 Act file number: 811-05426
------------------------------------

[AIM LOGO APPEARS HERE]  www.aimfunds.com   GFS-PRO-1   INVEST WITH DISCIPLINE
                                                       --Registered Trademark--

      AIM GLOBAL
      GOVERNMENT INCOME FUND

      --------------------------------------------------------------------------

      AIM Global Government Income Fund primarily seeks to provide high current income and, secondarily, growth of capital and protection of principal.

                                                     AIM--Registered Trademark--

      PROSPECTUS

      FEBRUARY 28, 2000


                                    This prospectus contains important
                                    information about Class A, B and C
                                    shares of the fund. Please read it
                                    before investing and keep it for
                                    future reference.

                                    As with all other mutual fund
                                    securities, the Securities and
                                    Exchange Commission has not approved
                                    or disapproved these securities or
                                    determined whether the information in
                                    this prospectus is adequate or
                                    accurate. Anyone who tells you
                                    otherwise is committing a crime.


                                    An investment in the fund:
                                       - is not FDIC insured;
                                       - may lose value; and
                                       - is not guaranteed by a bank.


      [AIM LOGO APPEARS HERE]                             INVEST WITH DISCIPLINE
                                                      -- Registered Trademark --

                       ---------------------------------
                       AIM GLOBAL GOVERNMENT INCOME FUND
                       ---------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES         1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      3
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         3

Performance Table                            3

FEE TABLE AND EXPENSE EXAMPLE                4
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    4

Expense Example                              4

FUND MANAGEMENT                              5
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisors                                 5

Advisor Compensation                         5

Portfolio Managers                           5

OTHER INFORMATION                            5
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                5

Dividends and Distributions                  5

FINANCIAL HIGHLIGHTS                         6
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -



The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection, AIM Funds, AIM Funds and Design, AIM Internet Connect and AIM Investor are service marks of
A I M Management Group Inc.


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                       ---------------------------------
                       AIM GLOBAL GOVERNMENT INCOME FUND
                       ---------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

The fund's primary investment objective is high current income, and its secondary investment objectives are growth of capital and protection of principal.

  The fund seeks to meet these objectives by investing at least 65% of its total assets in debt securities (including mortgage-backed securities) issued or guaranteed by U.S. and foreign governments or by their agencies, authorities, and instrumentalities, as well as by supranational entities, such as the World Bank. The fund primarily invests in high-quality government debt securities that are rated in the top two ratings categories by Moody's Investors Service, Inc. or Standard & Poor's or deemed by the portfolio managers to be of comparable quality. The fund may invest in lower-quality debt securities, i.e., "junk bonds."

  The fund may invest up to 35% of its total assets in (1) foreign government securities that are rated within the third and fourth highest ratings categories by Moody's or S&P or deemed by the fund's portfolio managers to be of comparable quality; (2) corporate debt obligations of U.S. or foreign issuers rated at least investment grade (rated within the four highest ratings categories by Moody's or S&P); (3) privately issued mortgage-backed and asset-backed securities that are rated at least investment grade, or deemed by the portfolio managers to be of comparable quality; and (4) common stocks, preferred stocks and warrants, provided that the fund will invest no more than 20% of its total assets in such securities.

  The fund will normally invest in securities issued by at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the fund will invest no more than 40% of its total assets in securities of any one country, other than the U.S. The fund will only invest in a foreign currency or in securities denominated in a foreign currency if the portfolio managers consider the currency to be fully exchangeable into U.S. dollars or a multinational currency unit.

  The portfolio managers allocate assets among securities of countries and in currency denominations where the combination of fixed-income market returns, the price appreciation of fixed-income securities and currency exchange rate movements will present opportunities for meeting the fund's investment objectives. The principal determinants of the emphasis given to various country, geographic, and industry sectors within the fund are fundamental economic strength, credit quality, and currency and interest rate trends. Further, the portfolio managers select particular issuers based on additional economic criteria such as yield, maturity, issue classification, and quality characteristics. Currency investments are based on economic factors (such as relative inflation, interest rate levels and trends, growth rate forecasts, balance of payments status, and economic policies) and on political and technical data. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  The fund is a non-diversified portfolio. With respect to 50% of its assets, it is permitted to invest more than 5% of its assets in the securities of any one issuer.


  In anticipation of or in response to adverse market conditions, for cash management purposes or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, shares of affiliated money market funds, or high-quality debt securities. As a result, the fund may not achieve its investment objectives.


  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objectives. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term capital gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. When interest rates rise, bond prices fall; the longer a bond's duration, the more sensitive it is to this risk. The fund could also lose money if any debt securities that the fund holds are downgraded or go into default.

  Mortgage-backed and asset-backed securities are subject to different risks from bonds and, as a result, may respond to changes in interest rates differently. If interest rates fall, people refinance or pay off their mortgages ahead of time, which may cause mortgage-backed securities to lose value. If interest rates rise, many people may refinance or prepay their mortgages at a slower-than-expected rate. This may effectively lengthen the life of mortgage-backed securities, which may cause the securities to be more sensitive to changes in interest rates.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

                       ---------------------------------
                       AIM GLOBAL GOVERNMENT INCOME FUND
                       ---------------------------------

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.


  These factors may affect the prices of securities issued by foreign companies and governments located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.


  Sovereign debt securities of developing country governments are generally lower-quality debt securities. Sovereign debt securities are subject to the additional risk that, under some political, diplomatic, social or economic circumstances, some developing countries that issue lower-quality debt securities may be unable or unwilling to make principal or interest repayments as they come due.

  Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or to sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

  Because it is non-diversified, the fund may invest in fewer issuers than if it was a diversified fund. Thus, the value of the fund's shares may vary more widely, and the fund may be subject to greater investment and credit risk, than if the fund invested more broadly.


  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                       ---------------------------------
                       AIM GLOBAL GOVERNMENT INCOME FUND
                       ---------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                      [GRAPH]

                                              Annual
Year Ended                                    Total
December 31                                   Return
-----------                                   ------
1990 .......................................   8.77%
1991 .......................................  13.67%
1992 .......................................   1.95%
1993 .......................................  25.52%
1994 ....................................... -13.95%
1995 .......................................  15.63%
1996 .......................................   6.06%
1997 .......................................   3.37%
1998 .......................................  12.13%
1999 .......................................  -7.82%

  During the periods shown in the bar chart, the highest quarterly return was 7.01% (quarter ended September 30, 1998) and the lowest quarterly return was -8.76% (quarter ended March 31, 1994).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.


AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                                                           SINCE     INCEPTION
December 31, 1999)                               1 YEAR   5 YEARS   10 YEARS   INCEPTION      DATE
-------------------------------------------------------------------------------------------------------
Class A                                          (12.16)%   4.54%     5.44%       5.65%    03/29/88
Class B                                          (12.76)    4.52        --        4.25     10/22/92
Class C                                             --        --        --          --     03/01/99
J.P. Morgan Global Government Bond Index(1)       (5.08)    6.69      7.81        7.34(2)  03/31/88(2)
-------------------------------------------------------------------------------------------------------


(1) The J.P. Morgan Global Government Bond Index is an average of government bonds from 13 major bond markets.
(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                       ---------------------------------
                       AIM GLOBAL GOVERNMENT INCOME FUND
                       ---------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)           CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)             4.75%     None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever
is less)                    None(1)   5.00%     1.00%
-------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)       CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Management Fees          0.73%     0.73%     0.73%

Distribution and/or
Service (12b-1) Fees     0.35      1.00      1.00

Other Expenses

  Other                  0.41      0.41      0.41

  Interest               0.04      0.04      0.04

Total Other Expenses     0.45      0.45      0.45
                         ----      ----      ----
Total Annual Fund
Operating Expenses       1.53      2.18      2.18
-------------------------------------------------------


(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $623     $935     $1,270     $2,212
Class B    721      982      1,370      2,349
Class C    321      682      1,170      2,513
----------------------------------------------


You would pay the following expenses if you did not redeem your shares:


         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $623     $935     $1,270     $2,212
Class B    221      682      1,170      2,349
Class C    221      682      1,170      2,513
----------------------------------------------


                       ---------------------------------
                       AIM GLOBAL GOVERNMENT INCOME FUND
                       ---------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor. INVESCO Asset Management Limited (the subadvisor), an affiliate of the advisor, is the fund's subadvisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The subadvisor is located at 11 Devonshire Square, London EC2M 4YR, England. The advisors supervise all aspects of the fund's operations and provide investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


  The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment advisor since 1967. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended October 31, 1999, the advisor received compensation of 0.73% of average daily net assets.


PORTFOLIO MANAGERS

The advisors use a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are


- Thomas J. Berger, Portfolio Manager, has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1997. From 1993 to 1997 he was Director of Mercury Asset Management PLC.



- Paul Griffiths, Portfolio Manager, has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1994.




OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES


Purchases of Class A shares of AIM Global Government Income Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.


DIVIDENDS AND DISTRIBUTIONS


The fund expects that its distributions will consist primarily of income.


DIVIDENDS

The fund generally declares and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains, if any, annually.

                       ---------------------------------
                       AIM GLOBAL GOVERNMENT INCOME FUND
                       ---------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


                                                                        CLASS A
                                                  ----------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                                  1999(a)    1998(a)    1997(a)    1996(a)    1995(a)
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $   8.97   $   8.62   $   8.74   $   8.81   $   8.63
Income from investment operations:
  Net investment income                               0.41       0.54       0.52       0.57       0.62
  Net realized and unrealized gain (loss) on
    investments                                      (0.76)      0.32      (0.13)      0.03       0.15
      Net increase (decrease) from investment
        operations                                   (0.35)      0.86       0.39       0.60       0.77
Distributions to shareholders:
  From net investment income                         (0.43)     (0.16)     (0.31)     (0.57)     (0.59)
  From net realized gain on investments                 --         --         --      (0.10)        --
  In excess of net investment income                    --      (0.35)     (0.20)        --         --
      Total distributions                            (0.43)     (0.51)     (0.51)     (0.67)     (0.59)
Net asset value, end of period                    $   8.19   $   8.97   $   8.62   $   8.74   $   8.81
Total return(b)                                      (3.97)%    10.20%      4.78%      7.11%      9.22%
------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
------------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)                $85,669   $121,268   $154,272   $240,945   $385,404
Ratio of net investment income to average net
  assets                                              4.72%(c)   6.06%      6.04%      6.52%      6.98%
Ratio of expenses to average net assets
  (excluding interest expense)                        1.49%(c)   1.52%      1.51%      1.39%      1.38%
Ratio of interest expense to average net assets       0.04%      0.29%       N/A        N/A        N/A
Portfolio turnover rate                                110%       305%       241%       268%       385%
------------------------------------------------------------------------------------------------------



(a) These selected per share data were calculated based upon the average shares outstanding during the period.


(b) Total return does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average net assets of $103,919,944.

N/A Not applicable.

                       ---------------------------------
                       AIM GLOBAL GOVERNMENT INCOME FUND
                       ---------------------------------


FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                          CLASS B
                                                   ---------------------------------------------------
                                                                YEAR ENDED OCTOBER 31,
                                                   1999(a)   1998(a)    1997(a)    1996(a)    1995(a)
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  8.97   $  8.62   $   8.74   $   8.80   $   8.64
Income from investment operations:
  Net investment income                               0.35      0.47       0.46       0.51       0.55
  Net realized and unrealized gain (loss) on
    investments                                      (0.75)     0.34      (0.12)      0.04       0.14
      Net increase (decrease) from investment
        operations                                   (0.40)     0.81       0.34       0.55       0.69
Distributions to shareholders:
  From net investment income                         (0.38)    (0.11)     (0.28)     (0.51)     (0.53)
  From net realized gain on investments                --        --         --       (0.10)       --
  In excess of net investment income                   --      (0.35)     (0.18)     --           --
      Total distributions                            (0.38)    (0.46)     (0.46)     (0.61)     (0.53)
Net asset value, end of period                     $  8.19   $  8.97   $   8.62   $   8.74   $   8.80
Total return(b)                                      (4.62)%    9.65%      4.00%      6.54%      8.22%
------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
------------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)                $55,849   $91,852   $127,722   $166,577   $235,481
Ratio of net investment income (loss) to average
  net assets                                          4.07%(c)  5.41%      5.39%      5.87%      6.33%
Ratio of expenses to average net assets
  (excluding interest expense)                        2.14%(c)  2.17%      2.16%      2.04%      2.03%
Ratio of interest expense to average net assets       0.04%     0.29%       N/A        N/A        N/A
Portfolio turnover rate                                110%      305%       241%       268%       385%
------------------------------------------------------------------------------------------------------



(a) These selected per share data were calculated based upon average shares outstanding during the period.


(b) Total return does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average net assets of $71,016,370.

N/A Not applicable.


                                                                 CLASS C
                                                     -------------------------------
                                                            MARCH 1, 1999 TO
                                                           OCTOBER 31, 1999(a)
------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 8.63
Income from investment operations:
  Net investment income                                            0.20
  Net realized and unrealized gain (loss) on
    investments                                                   (0.44)
      Net increase (decrease) from investment
        operations                                                (0.24)
Distributions to shareholders:
  From net investment income                                      (0.21)
  From net realized gain on investments                             --
  In excess of net investment income                                --
      Total distributions                                         (0.21)
Net asset value, end of period                                   $ 8.18
Total return(b)                                                   (2.80)%
------------------------------------------------------------------------------------
Ratios and supplemental data:
------------------------------------------------------------------------------------
Net assets, end of period (in 000s)                              $  243
Ratio of net investment income to average net
  assets                                                           4.07%(c)
Ratio of expenses to average net assets (excluding
  interest expense)                                                2.14%(c)
Ratio of interest expense to average net assets                    0.04%
Portfolio turnover rate                                             110%
------------------------------------------------------------------------------------



(a) These selected per share data were calculated based upon average shares outstanding during the period.


(b) Total return does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are annualized and based on average net assets of $196,715.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge

- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       after eight years along with a       shares
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund seven years after your date of purchase. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until eight years after your date of purchase of the original shares.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

             CATEGORY I INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                            INVESTOR'S
                                           SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
            Less than $  25,000       5.50%          5.82%
$ 25,000 but less than $  50,000      5.25           5.54
$ 50,000 but less than $ 100,000      4.75           4.99
$100,000 but less than $ 250,000      3.75           3.90
$250,000 but less than $ 500,000      3.00           3.09
$500,000 but less than $1,000,000     2.00           2.04
-------------------------------------------------------------


                                      A-1                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                             INVESTOR'S
                                            SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                            INVESTOR'S
                                           SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                 1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.


MCF--02/00                            A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------


PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $ 0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                        50                                                 50
IRA, Education IRA or Roth IRA                   250                                                 50
All other accounts                               500                                                 50
----------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS


----------------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------


                                      A-3                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. However, if you acquired Class A shares of AIM Developing Markets Fund in connection with the reorganization of AIM Eastern Europe Fund, you will be charged a redemption fee of 2% of the net asset value of those shares, which will be paid to AIM Developing Markets Fund, if you redeem your shares within the first year after the reorganization. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.


MCF--02/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
Consultant
By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $50,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $50,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.


                                      A-5                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.



YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:

(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited


MCF--02/00                            A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

        Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

--------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------


                                      A-7                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.


  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.


  Each AIM Fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THIS PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.


MCF--02/00                            A- 8

                       ---------------------------------
                       AIM GLOBAL GOVERNMENT INCOME FUND
                       ---------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------


BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)


---------------------------------------------------------


You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


------------------------------------
 AIM Global Government Income Fund
 SEC 1940 Act file number: 811-05426
------------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com   GGVI-PRO-1   INVEST WITH DISCIPLINE
                                                      -- Registered Trademark --

      AIM GLOBAL GROWTH
      & INCOME FUND
      -------------------------------------------------------------------------

      AIM Global Growth & Income Fund seeks to provide long-term growth of capital together with current income.

      PROSPECTUS                                   AIM--Registered Trademark--

      FEBRUARY 28, 2000


                                     This prospectus contains important
                                     information about the Class A, B and C
                                     shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.


                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.


[AIM LOGO APPEARS HERE]                                  INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                        -------------------------------
                        AIM GLOBAL GROWTH & INCOME FUND
                        -------------------------------


TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         2

Performance Table                            2

FEE TABLE AND EXPENSE EXAMPLE                3
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    3

Expense Example                              3

FUND MANAGEMENT                              4
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisors                                 4

Advisor Compensation                         4

Portfolio Managers                           4

OTHER INFORMATION                            4
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                4

Dividends and Distributions                  4

FINANCIAL HIGHLIGHTS                         5
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -


The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com,
La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection, AIM Funds, AIM Funds and Design, AIM Internet Connect and AIM Investor are service marks of
A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                        -------------------------------
                        AIM GLOBAL GROWTH & INCOME FUND
                        -------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital together with current income.

  The fund seeks to meet this objective by investing, normally, at least 65% of its total assets in a combination of blue-chip equity securities and high-quality government bonds of U.S. and foreign issuers. "Blue chip" equity securities are those which (1) offered, during the issuer's most recent fiscal year, an above average dividend yield relative to the latest reported dividend yield on the Morgan Stanley Capital International World Index; and (2) are issued by a company with total equity market capitalization of at least $1 billion. High-quality government bonds are rated within one of the two highest ratings categories by Moody's Investors Service, Inc. or Standard & Poor's, or are deemed by the portfolio managers to be of comparable quality.

  The fund may invest up to 35% of its total assets in other equity securities and government and corporate debt securities that are investment grade, i.e., rated within one of the four highest ratings categories by Moody's or S&P, or are deemed by the portfolio managers to be of comparable quality. The fund may purchase debt obligations issued or guaranteed by the U.S. or foreign governments, including foreign states, provinces or municipalities, or their agencies, authorities or instrumentalities and debt obligations of supranational organizations, such as the World Bank. The fund will normally invest in securities of issuers in at least three countries, including the United States, and the fund may invest a significant portion of its assets in the securities of U.S. issuers. However, the fund may invest no more than 40% of its assets in securities of issuers in any one country, other than the U.S. The fund may invest up to 100% of its total assets in either equity or debt securities in response to general economic changes and market conditions around the world.

  The portfolio managers allocate assets among securities of countries and in currency denominations where opportunities for meeting the fund's investment objective are expected to be the most attractive. The portfolio managers select fixed-income securities based on economic criteria such as yield, maturity, issue classification, and quality characteristics. The portfolio managers select equity securities that they believe are undervalued relative to the issuer's current or projected earnings and that they believe have above-average prospects for future growth. Currency investments are based on economic factors and on political and technical data. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  The fund is non-diversified. With respect to 50% of its assets, it is permitted to invest more than 5% of its assets in the securities of any one issuer.


  In anticipation of or in response to adverse market conditions, for cash management purposes or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, shares of affiliated money market funds, or high-quality debt securities. As a result, the fund may not achieve its investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. When interest rates rise, bond prices fall; the longer a bond's duration, the more sensitive it is to this risk.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.


  Because it is non-diversified, the fund may invest in fewer issuers than if it were a diversified fund. The value of the fund's shares may vary more widely, and the fund may be subject to greater investment and credit risk, than if the fund invested more broadly.



  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                        -------------------------------
                        AIM GLOBAL GROWTH & INCOME FUND
                        -------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]

                                                                  Annual
Year Ended                                                        Total
December 31                                                       Returns
-----------                                                       -------
1991 ...........................................................   19.14%
1992 ...........................................................    2.57%
1993 ...........................................................   27.36%
1994 ...........................................................   -3.57%
1995 ...........................................................   15.32%
1996 ...........................................................   17.02%
1997 ...........................................................   18.16%
1998 ...........................................................   20.45%
1999 ...........................................................    0.12%

  During the periods shown in the bar chart, the highest quarterly return was 12.27% (quarter ended December 31, 1998) and the lowest quarterly return was -7.69% (quarter ended September 30, 1998).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.


AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                               SINCE     INCEPTION
December 31, 1999)              1 YEAR   5 YEARS   INCEPTION     DATE
------------------------------------------------------------------------
Class A                         (5.41)%   12.67%     11.66%    09/25/90
Class B                         (4.88)    12.98      12.22     10/22/92
Class C                            --        --         --     03/01/99
MSCI World Index(1)             24.93     19.76      15.84(2)  09/30/90(2)
------------------------------------------------------------------------


(1) The Morgan Stanley Capital International World Index measures the performance of 1,578 securities listed on the major world stock exchanges.
(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                        -------------------------------
                        AIM GLOBAL GROWTH & INCOME FUND
                        -------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - -- - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)        CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)          5.50%     None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever
is less)                 None(1)   5.00%     1.00%
-------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)       CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Management Fees          0.97%     0.97%     0.97%

Distribution and/or
Service (12b-1) Fees     0.35      1.00      1.00

Other Expenses           0.33      0.33      0.33

Total Annual Fund
Operating Expenses       1.65      2.30      2.30
-------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $709    $1,042    $1,398     $2,397
Class B    733     1,018     1,430      2,473
Class C    333       718     1,230      2,636
----------------------------------------------


You would pay the following expenses if you did not redeem your shares:


         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $709    $1,042    $1,398     $2,397
Class B    233       718     1,230      2,473
Class C    233       718     1,230      2,636
----------------------------------------------

                        -------------------------------
                        AIM GLOBAL GROWTH & INCOME FUND
                        -------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor. INVESCO Asset Management Limited (the subadvisor), an affiliate of the advisor, is the fund's subadvisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The subadvisor is located at 11 Devonshire Square, London EC2M 4YR, England. The advisors supervise all aspects of the fund's operations and provide investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


  The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment advisor since 1967. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended October 31, 1999, the advisor received compensation of 0.97% of average net assets.


PORTFOLIO MANAGERS

The advisors use a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are


- Anthony Broccardo, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1993.



- Paul Griffiths, Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the advisor and/or its affiliates since 1994.



- John Nadell, Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1994.


OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Global Growth & Income Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS


The fund expects that its distributions will consist primarily of capital gains.


DIVIDENDS

The fund generally declares and pays dividends, if any, quarterly.

CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains, if any, annually.

                        -------------------------------
                        AIM GLOBAL GROWTH & INCOME FUND
                        -------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


                                                                        CLASS A
                                                  --------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                                  1999(a)    1998(a)    1997(a)      1996       1995
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $   9.26   $   8.21   $    7.11  $    6.35  $      6.21
Income from investment operations:
  Net investment income                               0.20       0.17        0.21       0.22         0.24
  Net realized and unrealized gain (loss) on
    investments                                      (0.05)      1.25        1.12       0.82         0.13
    Net increase from investment operations           0.15       1.42        1.33       1.04         0.37
Distributions to shareholders:
  From net investment income                         (0.11)     (0.13)      (0.21)     (0.24)       (0.22)
  From net realized gain on investments              (1.50)     (0.24)      (0.02)     (0.04)       (0.01)
    Total distributions                              (1.61)     (0.37)      (0.23)     (0.28)       (0.23)
Net asset value, end of period                    $   7.80   $   9.26   $    8.21  $    7.11  $      6.35
Total return(b)                                       1.03%     17.76%      19.01%     16.80%        6.27%
----------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
----------------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)               $254,060   $306,279    $292,528   $286,203     $284,069
Ratio of net investment income to average net
  assets                                              2.34%(c)   1.87%       2.74%      3.17%        3.85%
Ratio of expenses to average net assets               1.65%(c)   1.65%       1.64%      1.66%        1.74%
Portfolio turnover rate                                 89%        92%         50%        39%          83%
----------------------------------------------------------------------------------------------------------



(a)These selected per share data were calculated based upon the average shares outstanding during the period.


(b)Total return does not include sales charges and is not annualized for periods less than one year.


(c)Ratios are based on average net assets of $297,130,261.

                        -------------------------------
                        AIM GLOBAL GROWTH & INCOME FUND
                        -------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                        CLASS B
------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                                  1999(a)    1998(a)    1997(a)      1996       1995
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  9.25    $  8.21    $  7.11    $   6.35   $   6.21
Income from investment operations:
  Net investment income                              0.14       0.11       0.16        0.17       0.20
  Net realized and unrealized gain (loss) on
    investments                                     (0.04)      1.25       1.13        0.82       0.13
    Net increase from investment operations          0.10       1.36       1.29        0.99       0.33
Distributions to shareholders:
  From net investment income                        (0.05)     (0.08)     (0.17)      (0.20)     (0.18)
  From net realized gain on investments             (1.50)     (0.24)     (0.02)      (0.03)     (0.01)
    Total distributions                             (1.55)     (0.32)     (0.19)      (0.23)     (0.19)
Net asset value, end of period                    $  7.80    $  9.25    $  8.21    $   7.11   $   6.35
Total return(b)                                      0.42%     16.93%     18.28%      16.06%      5.57%
------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
------------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)              $376,181   $483,307   $456,893    $383,966   $356,796
Ratio of net investment income to average net
  assets                                             1.69%(c)   1.22%      2.09%       2.52%      3.20%
Ratio of expenses to average net assets              2.30%(c)   2.30%      2.29%       2.31%      2.39%
Portfolio turnover rate                                89%        92%        50%         39%        83%
------------------------------------------------------------------------------------------------------



(a)These selected per share data were calculated based upon the average shares outstanding during the period.


(b)Total return does not include sales charges and is not annualized for periods less than one year.


(c)Ratios are based on average net assets of $453,590,643.



                                                                    CLASS C
---------------------------------------------------------------------------------
                                                                 MARCH 1, 1999
                                                                TO OCTOBER 31,
                                                                    1999(a)
---------------------------------------------------------------------------------
Net asset value, beginning of period                                $ 8.05
Income from investment operations:
  Net investment income (loss)                                        0.10
  Net realized and unrealized gain (loss) on investments             (0.26)
    Net increase (decrease) from investment operations               (0.16)
Distributions to shareholders:
  From net investment income                                         (0.02)
  From net realized gain on investments                              (0.07)
    Total distributions                                              (0.09)
Net asset value, end of period                                      $ 7.80
Total return(b)                                                      (1.98)%
---------------------------------------------------------------------------------
Ratios and supplemental data:
---------------------------------------------------------------------------------
Net assets, end of period (in 000s)                                 $1,344
Ratio of net investment income to average net assets                  1.69%(c)
Ratio of expenses to average net assets                               2.30%(c)
Portfolio turnover rate                                                 89%
---------------------------------------------------------------------------------



(a)These selected per share data were calculated based upon the average shares outstanding during the period.


(b)Total return does not include sales charges and is not annualized for periods less than one year.


(c)Ratios are annualized and based on average net assets of $944,451.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge

- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       after eight years along with a       shares
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund seven years after your date of purchase. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until eight years after your date of purchase of the original shares.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

             CATEGORY I INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                            INVESTOR'S
                                           SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
            Less than $  25,000       5.50%          5.82%
$ 25,000 but less than $  50,000      5.25           5.54
$ 50,000 but less than $ 100,000      4.75           4.99
$100,000 but less than $ 250,000      3.75           3.90
$250,000 but less than $ 500,000      3.00           3.09
$500,000 but less than $1,000,000     2.00           2.04
-------------------------------------------------------------


                                      A-1                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                             INVESTOR'S
                                            SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                            INVESTOR'S
                                           SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                 1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.


MCF--02/00                            A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------


PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $ 0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                        50                                                 50
IRA, Education IRA or Roth IRA                   250                                                 50
All other accounts                               500                                                 50
----------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS


----------------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------


                                      A-3                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. However, if you acquired Class A shares of AIM Developing Markets Fund in connection with the reorganization of AIM Eastern Europe Fund, you will be charged a redemption fee of 2% of the net asset value of those shares, which will be paid to AIM Developing Markets Fund, if you redeem your shares within the first year after the reorganization. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.


MCF--02/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
Consultant
By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $50,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $50,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.


                                      A-5                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.



YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:

(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited


MCF--02/00                            A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

        Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

--------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------


                                      A-7                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.


  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.


  Each AIM Fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THIS PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.


MCF--02/00                            A- 8

                        -------------------------------
                        AIM GLOBAL GROWTH & INCOME FUND
                        -------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us
---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM Global Growth & Income Fund
 SEC 1940 Act file number: 811-05426
------------------------------------

[AIM LOGO APPEARS HERE]  www.aimfunds.com   GGI-PRO-1   INVEST WITH DISCIPLINE
                                                       --Registered Trademark--

        AIM GLOBAL
        INFRASTRUCTURE FUND

--------------------------------------------------------------------------------

        AIM Global Infrastructure Fund seeks to provide long-term growth of capital.

                                                    AIM --Registered Trademark--
        PROSPECTUS

        FEBRUARY 28, 2000


                                       This prospectus contains important
                                       information about the Class A, B and C
                                       shares of the fund. Please read it
                                       before investing and keep it for
                                       future reference.

                                       As with all other mutual fund
                                       securities, the Securities and
                                       Exchange Commission has not approved
                                       or disapproved these securities or
                                       determined whether the information
                                       in this prospectus is adequate or
                                       accurate. Anyone who tells you
                                       otherwise is committing a crime.


                                       An investment in the fund:


                                          - is not FDIC insured;


                                          - may lose value; and


                                          - is not guaranteed by a bank.



[AIM LOGO APPEARS HERE]                       INVEST WITH DISCIPLINE
                                              --Registered Trademark--

                         ------------------------------
                         AIM GLOBAL INFRASTRUCTURE FUND
                         ------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      3
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         3

Performance Table                            3

FEE TABLE AND EXPENSE EXAMPLE                4
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    4

Expense Example                              4

FUND MANAGEMENT                              5
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                  5

Advisor Compensation                         5

Portfolio Managers                           5

OTHER INFORMATION                            5
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                5

Dividends and Distributions                  5

FINANCIAL HIGHLIGHTS                         6
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -



The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com,
La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection, AIM Funds, AIM Funds and Design, AIM Internet Connect and AIM Investor are service marks of
A I M Management Group Inc.


No dealer, sales person or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                         ------------------------------
                         AIM GLOBAL INFRASTRUCTURE FUND
                         ------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital.


  The fund seeks to meet this objective by investing all of its investable assets in the Global Infrastructure Portfolio (the portfolio), which in turn normally invests at least 65% of its total assets in equity securities of domestic and foreign infrastructure companies. The portfolio considers an "infrastructure company" to be one that (1) derives at least 50% of its revenues or earnings from infrastructure activities; or (2) devotes at least 50% of its assets to such activities, based on its most recent fiscal year. Such companies include those that design, develop, or provide products and services significant to a country's infrastructure (such as transportation systems, communications equipment and services, nuclear power and other energy sources, water supply, and oil, gas, and coal exploration). The portfolio may invest up to 35% of its assets in debt securities issued by infrastructure companies, or in equity and debt securities of other companies the portfolio managers believe will benefit from developments in the infrastructure industry.


  The portfolio will normally invest in the securities of companies located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the portfolio will invest no more than 50% of its total assets in the securities of issuers in any one country, other than the U.S. The portfolio may invest substantially in securities denominated in one or more currencies. The portfolio may invest in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The portfolio may also invest up to 20% of its total assets in lower-quality debt securities, i.e., "junk bonds."


  The portfolio managers allocate the portfolio's assets among securities of countries and in currency denominations that are expected to provide the best opportunities for meeting the portfolio's investment objective. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.



  In anticipation of or in response to adverse market conditions, for cash management purposes or for defensive purposes, the portfolio may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, shares of affiliated money market funds, or high-quality debt securities. As a result, the fund or the portfolio may not achieve its investment objective.


  If the fund's Board of Trustees determines that it is in the best interests of the fund and its shareholders, the fund may redeem its investment in the portfolio.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the portfolio invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

  The value of the fund's shares is particularly vulnerable to factors affecting the infrastructure industry, such as substantial political, environmental, and other governmental regulation. Such regulation may, among other things, increase compliance costs and proscribe the development of new technologies. In addition, increases in fuel, energy and other prices have historically limited the growth potential of infrastructure companies.

  Because the portfolio focuses its investments in the infrastructure industry, the value of your fund shares may rise and fall more than the value of shares of a fund that invests more broadly.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign

                         ------------------------------
                         AIM GLOBAL INFRASTRUCTURE FUND
                         ------------------------------


  securities may be less liquid and their prices may be more volatile than U.S. securities.


  These factors may affect the prices of securities issued by foreign companies and governments located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.



  The portfolio may participate in the initial public offering (IPO) market. Because of the portfolio's small asset base, any investment the portfolio may make in IPOs may significantly increase the fund's and the portfolio's total return. As the portfolio's assets grow, the impact of IPO investments will decline, which may reduce the fund's and the portfolio's total return.



  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                         ------------------------------
                         AIM GLOBAL INFRASTRUCTURE FUND
                         ------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                     [GRAPH]

                                              ANNUAL
YEAR ENDED                                    TOTAL
DECEMBER 31                                   RETURNS
-----------                                   -------
1995 .......................................   6.11%
1996 .......................................  22.56%
1997 .......................................   3.10%
1998 .......................................   4.35%
1999 .......................................  38.96%


  During the periods shown in the bar chart, the highest quarterly return was 32.53% (quarter ended December 31, 1999) and the lowest quarterly return was -15.23% (quarter ended September 30, 1998).


PERFORMANCE TABLE


The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.



AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                                       SINCE      INCEPTION
December 31, 1999)                       1 YEAR   5 YEARS   INCEPTION     DATE
---------------------------------------------------------------------------------
Class A                                  32.36%    13.11%     12.27%    05/31/94
Class B                                  33.29     13.43      12.58     05/31/94
Class C                                     --        --         --     03/01/99
MSCI AC World Index(1)                   27.31     18.90      17.10(2)  05/31/94(2)
---------------------------------------------------------------------------------


(1) The Morgan Stanley Capital International All Country World Index measures the performance of securities listed on the major world stock exchanges of 47 markets, including both developed and emerging markets.
(2) The average annual total return given is since the inception date of the class with the longest performance history.

                         ------------------------------
                         AIM GLOBAL INFRASTRUCTURE FUND
                         ------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:


SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)              CLASS A   CLASS B   CLASS C
---------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)               4.75%     None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)  None(1)   5.00%     1.00%
---------------------------------------------------------



            ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)(2)        CLASS A   CLASS B   CLASS C
---------------------------------------------------------
Management Fees              0.98%     0.98%     0.98%

Distribution and/or
Service (12b-1) Fees         0.50      1.00      1.00

Other Expenses               0.74      0.74      0.74

Total Annual Fund
Operating Expenses           2.22      2.72      2.72

Expense

Reimbursement(3)             0.22      0.22      0.22

Net Expenses                 2.00      2.50      2.50
---------------------------------------------------------


(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) This fee table, and the expense example below, reflect the expenses of both the fund and the portfolio.

(3) The investment advisor has contractually agreed to limit Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) on Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively.


As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
Class A        $689     $1,136    $1,608     $2,908
Class B         775      1,144     1,640      2,931
Class C         375        844     1,440      3,051
---------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
Class A        $689     $1,136    $1,608     $2,908
Class B         275        844     1,440      2,931
Class C         275        844     1,440      3,051
---------------------------------------------------

                         ------------------------------
                         AIM GLOBAL INFRASTRUCTURE FUND
                         ------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the investment advisor of Global Infrastructure Portfolio (the portfolio) and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the portfolio's operations and provides investment advisory services to the portfolio, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the portfolio.


  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the portfolio, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended October 31, 1999, the advisor received compensation of 0.76% of average daily net assets.



PORTFOLIO MANAGERS



The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are



- Robert G. Alley, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1992.



- Claude C. Cody IV, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1992.



- Carolyn L. Gibbs, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1989.



- Craig A. Smith, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1989.



- Meggan M. Walsh, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1991.


OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Global Infrastructure Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS


The fund expects that its distributions will consist primarily of capital gains.


DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes any long-term and short-term capital gains, if any, annually.

                         ------------------------------
                         AIM GLOBAL INFRASTRUCTURE FUND
                         ------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


                                                                      CLASS A
                                                  ---------------------------------------------------
                                                              YEAR ENDED OCTOBER 31,
                                                  ---------------------------------------------------
                                                    1999        1998(a)   1997(a)   1996(a)     1995
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  14.18     $ 15.01    $ 14.42   $ 12.11   $ 12.47
Income from investment operations:
  Net investment income (loss)                       --           0.07(b)   (0.01)    (0.03)    (0.03)(c)
  Net realized and unrealized gain (loss) on
    investments                                       3.07       (0.79)      1.32      2.34     (0.33)
    Net increase (decrease) from investment
      operations                                      3.07       (0.72)      1.31      2.31     (0.36)
Distributions to shareholders:
  From net investment income                         (0.07)      --         --        --          --
  From net realized gain on investments              (0.85)      (0.11)     (0.72)    --          --
    Total distributions                              (0.92)      (0.11)     (0.72)    --          --
Net asset value, end of period                    $  16.33     $ 14.18    $ 15.01   $ 14.42   $ 12.11
Total return(d)                                      22.72%      (4.82)%     9.38%    19.08%    (2.89)%
-----------------------------------------------------------------------------------------------------
Ratios and supplemental data:
-----------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)               $ 19,958     $23,531    $38,281   $38,397   $36,241
Ratio of net investment income (loss) to
  average net assets:
  With fee waivers                                    0.09%(e)    0.52%     (0.09)%   (0.19)%   (0.32)%
  Without fee waivers                                (0.13)%(e)   0.28%     (0.17)%   (0.30)%   (0.58)%
Ratio of expenses to average net assets:
  With fee waivers                                    2.00%(e)    1.99%      2.00%     2.14%     2.36%
  Without fee waivers                                 2.22%(e)    2.23%      2.08%     2.25%     2.62%
Portfolio turnover rate                                 49%         96%        41%       41%       45%
-----------------------------------------------------------------------------------------------------



(a) These selected per share data were calculated based upon average shares outstanding during the period.


(b) Before reimbursement the net investment income per share would have been reduced by $0.03.


(c) Before reimbursement the net investment income per share would have been reduced by $0.03.


(d) Total return does not include sales charges and is not annualized for periods less than one year.


(e) Ratios are based on average net assets of $21,681,105.

                         ------------------------------
                         AIM GLOBAL INFRASTRUCTURE FUND
                         ------------------------------


FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                      CLASS B
                                                  ----------------------------------------------------
                                                              YEAR ENDED OCTOBER 31,
                                                  ----------------------------------------------------
                                                   1999(a)     1998(a)   1997(a)   1996(a)      1995
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  13.87    $ 14.75   $ 14.24    $ 12.03   $  12.45
Income from investment operations:
  Net investment income (loss)                       (0.06)     --   (b)  (0.09)     (0.09)     (0.09)(c)
  Net realized and unrealized gain (loss) on
    investments                                       2.98      (0.77)     1.32       2.30      (0.33)
    Net increase (decrease) from investment
      operations                                      2.92      (0.77)     1.23       2.21      (0.42)
Distributions to shareholders:
  From net realized gain on investments              (0.85)     (0.11)    (0.72)        --        --
    Total distributions                              (0.85)     (0.11)    (0.72)        --        --
Net asset value, end of period                    $  15.94    $ 13.87   $ 14.75    $ 14.24   $  12.03
Total return(d)                                      22.03%     (5.31)%    8.83%     18.37%     (3.37)%
-----------------------------------------------------------------------------------------------------
Ratios and supplemental data:
-----------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)               $ 25,134    $32,349   $57,199    $53,678   $ 50,181
Ratio of net investment income (loss) to average
  net assets:
  With fee waivers                                   (0.41)%(e)  0.02%    (0.59)%    (0.69)%    (0.82)%
  Without fee waivers                                (0.63)%(e) (0.22)%   (0.67)%    (0.80)%    (1.08)%
Ratio of expenses to average net assets:
  With fee waivers                                    2.50%(e)   2.49%     2.50%      2.64%      2.86%
  Without fee waivers                                 2.72%(e)   2.73%     2.58%      2.75%      3.12%
Portfolio turnover rate                                 49%        96%       41%        41%        45%
-----------------------------------------------------------------------------------------------------



(a) These selected per share data were calculated based upon average shares outstanding during the period.


(b) Before reimbursement the net investment income per share would have been reduced by $0.03.


(c) Before reimbursement the net investment income per share would have been reduced by $0.03.


(d) Total return does not include sales charges and is not annualized for periods less than one year.


(e) Ratios are based on average net assets of $28,390,371.



                                                                 CLASS C
                                                              -------------
                                                              MARCH 1, 1999
                                                                   TO
                                                               OCTOBER 31,
                                                                 1999(a)
---------------------------------------------------------------------------
Net asset value, beginning of period                             $13.99
Income from investment operations:
  Net investment income (loss)                                    (0.03)
  Net realized and unrealized gain (loss) on investments           1.98
    Net increase (decrease) from investment operations             1.95
Distributions to shareholders:
  From net investment income                                      --
  From net realized gain on investments                           --
    Total distributions                                           --
Net asset value, end of period                                   $15.94
Total return(b)                                                   13.94%
---------------------------------------------------------------------------
Ratios and supplemental data:
---------------------------------------------------------------------------
Net assets, end of period (in 000s)                              $   16
Ratio of net investment income (loss) to average net assets:
  With fee waivers                                                (0.41)%(c)
  Without fee waivers                                             (0.63)%(c)
Ratio of expenses to average net assets:
  With fee waivers                                                 2.50%(c)
  Without fee waivers                                              2.72%(c)
Portfolio turnover rate                                              49%
---------------------------------------------------------------------------



(a) These selected per share data were calculated based upon the average shares outstanding during the period.


(b) Total return does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are annualized and based on average net assets of $10,439.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge

- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       after eight years along with a       shares
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund seven years after your date of purchase. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until eight years after your date of purchase of the original shares.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

             CATEGORY I INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                            INVESTOR'S
                                           SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
            Less than $  25,000       5.50%          5.82%
$ 25,000 but less than $  50,000      5.25           5.54
$ 50,000 but less than $ 100,000      4.75           4.99
$100,000 but less than $ 250,000      3.75           3.90
$250,000 but less than $ 500,000      3.00           3.09
$500,000 but less than $1,000,000     2.00           2.04
-------------------------------------------------------------


                                      A-1                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                             INVESTOR'S
                                            SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                            INVESTOR'S
                                           SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                 1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.


MCF--02/00                            A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------


PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $ 0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                        50                                                 50
IRA, Education IRA or Roth IRA                   250                                                 50
All other accounts                               500                                                 50
----------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS


----------------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------


                                      A-3                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. However, if you acquired Class A shares of AIM Developing Markets Fund in connection with the reorganization of AIM Eastern Europe Fund, you will be charged a redemption fee of 2% of the net asset value of those shares, which will be paid to AIM Developing Markets Fund, if you redeem your shares within the first year after the reorganization. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.


MCF--02/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
Consultant
By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $50,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $50,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.


                                      A-5                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.



YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:

(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited


MCF--02/00                            A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

        Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

--------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------


                                      A-7                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.


  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.


  Each AIM Fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THIS PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.


MCF--02/00                            A- 8

                         ------------------------------
                         AIM GLOBAL INFRASTRUCTURE FUND
                         ------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds --Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us
--------------------------------------------------------------------------------


BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports only)


---------------------------------------------------------


You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


-----------------------------------
AIM Global Infrastructure Fund
SEC 1940 Act file number: 811-05426
-----------------------------------


[AIM LOGO APPEARS HERE]   www.aimfunds.com   GIF-PRO-1    INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

      AIM GLOBAL HEALTH
      CARE FUND
      -------------------------------------------------------------------------
      AIM Global Health Care Fund seeks to provide long-term growth of capital.

                                                    AIM --Registered Trademark--
      PROSPECTUS

      FEBRUARY 28, 2000


                                     This prospectus contains important
                                     information about the Class A, B and C
                                     shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells
                                     you otherwise is committing a crime.


                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.


   [AIM LOGO APPEARS HERE]                               INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                          ---------------------------
                          AIM GLOBAL HEALTH CARE FUND
                          ---------------------------


TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      3
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         3

Performance Table                            3

FEE TABLE AND EXPENSE EXAMPLE                4
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    4

Expense Example                              4

FUND MANAGEMENT                              5
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                  5

Advisor Compensation                         5

Portfolio Managers                           5

OTHER INFORMATION                            5
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                5

Dividends and Distributions                  5

FINANCIAL HIGHLIGHTS                         6
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -



The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection, AIM Funds, AIM Funds and Design, AIM Internet Connect and AIM Investor are service marks of
A I M Management Group Inc.


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                         ----------------------------
                          AIM GLOBAL HEALTH CARE FUND
                         ----------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital.

  The fund seeks to meet this objective by investing, normally, at least 65% of its total assets in equity securities of domestic and foreign health care companies. The fund considers a "health care company" to be one that (1) derives at least 50% of its revenues or earnings from health care activities; or (2) devotes at least 50% of its assets to such activities, based on its most recent fiscal year. Such companies include those that design, manufacture, or sell products or services used for or in connection with health care or medicine (such as pharmaceutical companies, biotechnology research firms, companies that sell medical products, and companies that own or operate health care facilities). The fund may invest up to 35% of its assets in debt securities issued by health care companies, or in equity and debt securities of other companies the portfolio manager believes will benefit from developments in the health care industry.

  The fund will normally invest in the securities of companies located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the fund will invest no more than 50% of its total assets in the securities of issuers in any one country, other than the U.S. The fund may invest substantially in securities denominated in one or more currencies.

  The fund may invest in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund may also invest up to 5% of its total assets in lower-quality debt securities, i.e., "junk bonds."


  The portfolio managers allocate the fund's assets among securities of countries and in currency denominations that are expected to provide the best opportunities for meeting the fund's investment objective. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.



  In anticipation of or in response to adverse market conditions, for cash management purposes or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, shares of affiliated money market funds or high-quality debt securities. As a result, the fund may not achieve its investment objective.


  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment. Active trading may also increase short-term capital gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

  The value of the fund's shares is particularly vulnerable to factors affecting the health care industry, such as substantial government regulation. Government regulation may impact the demand for products and services offered by health care companies. Also, the products and services offered by health care companies may be subject to rapid obsolescence caused by scientific advances and technological innovations. Because the fund focuses its investments in the health care industry, the value of your fund shares may rise and fall more than the value of shares of a fund that invests more broadly.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

                          ---------------------------
                          AIM GLOBAL HEALTH CARE FUND
                          ---------------------------

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and their prices may be more volatile than U.S. securities.


  The fund may participate in the initial public offering (IPO) market. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the fund's total return.



  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                          ---------------------------
                          AIM GLOBAL HEALTH CARE FUND
                          ---------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]

                                           ANNUAL
YEAR ENDED                                 TOTAL
DECEMBER 31                                RETURNS
-------------                              --------
1990 ....................................   13.14%
1991 ....................................   57.88%
1992 .................................... (13.51)%
1993 ....................................    2.61%
1994 ....................................    0.29%
1995 ....................................   36.96%
1996 ....................................   23.84%
1997 ....................................    7.96%
1998 ....................................   18.43%
1998 ....................................    5.52%


  During the periods shown in the bar chart, the highest quarterly return was 22.13% (quarter ended March 31, 1991) and the lowest quarterly return was -14.87% (quarter ended March 31, 1993).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
(for the periods ended                                     SINCE     INCEPTION
December 31, 1999)         1 YEAR   5 YEARS   10 YEARS   INCEPTION     DATE
--------------------------------------------------------------------------------
Class A                     0.51%    16.86%    13.23%      13.61%    08/07/89
Class B                     0.25     17.21        --       15.91     04/01/93
Class C                       --        --        --          --     03/01/99
MSCI AC World Index(1)     27.31     18.90     11.51       11.48(2)  07/31/89(2)
--------------------------------------------------------------------------------


(1) The Morgan Stanley Capital International All Country World Index measures the performance of securities listed on the major world stock exchanges of 47 markets, including both developed and emerging markets.
(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                          ---------------------------
                          AIM GLOBAL HEALTH CARE FUND
                          ---------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
------------------------------------------------------
(fees paid directly from
your investment)        CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Maximum Sales Charge
(Load) Imposed on
Purchases (as a
percentage of offering
price)                   4.75%     None       None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)       None(1)   5.00%      1.00%
-------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------
(expenses that are deducted
from fund assets)       CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Management Fees           0.98%     0.98%     0.98%

Distribution and/or
Service (12b-1) Fees      0.50      1.00      1.00

Other Expenses            0.34      0.35      0.35

Total Annual Fund
Operating Expenses        1.82      2.33      2.33
-------------------------------------------------------


(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $651    $1,020    $1,413     $2,511
Class B    736     1,027     1,445      2,539
Class C    336       727     1,245      2,666
----------------------------------------------


You would pay the following expenses if you did not redeem your shares:


         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $651    $1,020    $1,413     $2,511
Class B    236       727     1,245      2,539
Class C    236       727     1,245      2,666
----------------------------------------------

                         ----------------------------
                          AIM GLOBAL HEALTH CARE FUND
                         ----------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended October 31, 1999, the advisor received compensation of 0.98% of average daily net assets.


PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- Derek S. Izuel, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1997. From 1995 to 1997 he was a full time student at the University of Michigan. From 1991 to 1995 he was a software engineer with Bank of America.

- Roger Mortimer, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1995.

- Derek H. Webb, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1992.

- Michael Yellen, Senior Portfolio Manager, who has been responsible for the fund since 1996 and has been associated with the advisor and/or its affiliates since 1994.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Global Health Care Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS


The fund expects that its distributions will consist primarily of capital gains.


DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains, if any, annually.

                         ----------------------------
                          AIM GLOBAL HEALTH CARE FUND
                         ----------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


                                                                                CLASS A
---------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,
                                                       1999(a)       1998(a)       1997(a)       1996(a)        1995
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $  20.15        $ 27.98      $  23.60     $ 21.84      $  19.60
Income from investment operations:
  Net investment income (loss)                          (0.19)         (0.21)        (0.25)      (0.17)        (0.15)
  Net realized and unrealized gain (loss) on
    investments                                          4.04          (0.91)         6.48        4.79          3.73
    Net increase (decrease) from investment
      operations                                         3.85          (1.12)         6.23        4.62          3.58
Distributions to shareholders:
  From net realized gain on investments                    --          (6.70)        (1.85)      (2.86)        (1.34)
  In excess of net realized gain on investments            --          (0.01)         --            --            --
    Total distributions                                    --          (6.71)        (1.85)      (2.86)        (1.34)
Net asset value, end of period                       $  24.00        $ 20.15      $  27.98     $ 23.60      $  21.84
Total return(b)                                         19.11%         (4.71)%       28.36%      23.14%        19.79%
---------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)                  $357,747        $357,534     $472,083     $467,861     $426,380
Ratio of net investment income (loss) to average
  net assets                                            (0.81)%(c)      (0.98)%      (1.03)%      (0.75)%      (0.78)%
Ratio of expenses to average net assets                  1.82%(c)        1.84%        1.80%        1.84%        1.91%
Portfolio turnover rate                                   123%            187%         149%         157%          99%
---------------------------------------------------------------------------------------------------------------------



(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average net assets of $383,895,122.
N/A Not applicable.

                         ----------------------------
                          AIM GLOBAL HEALTH CARE FUND
                         ----------------------------


FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                        CLASS B
-----------------------------------------------------------------------------------------------------
                                                                YEAR ENDED OCTOBER 31,
                                                  1999(a)    1998(a)    1997(a)    1996(a)     1995
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  19.37   $  27.27   $  23.15   $  21.56   $ 19.46
Income from investment operations:
  Net investment income (loss)                       (0.30)     (0.30)     (0.37)     (0.27)    (0.25)
  Net realized and unrealized gain (loss) on
    investments                                       3.89      (0.89)      6.34       4.72      3.69
    Net increase (decrease) from investment
      operations                                      3.59      (1.19)      5.97       4.45      3.44
Distributions to shareholders:
  From net realized gain on investments              --         (6.70)     (1.85)     (2.86)    (1.34)
  In excess of net realized gain on investments      --         (0.01)     --         --        --
    Total distributions                              --         (6.71)     (1.85)     (2.86)    (1.34)
Net asset value, end of period                    $  22.96   $  19.37   $  27.27   $  23.15   $ 21.56
Total return(b)                                      18.53%     (5.20)%    27.75%     22.59%    19.17%
------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
------------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)               $102,916   $100,311   $147,440   $107,622   $70,740
Ratio of net investment income (loss) to average
  net assets                                         (1.32)%(c) (1.48)%    (1.53)%    (1.25)%   (1.28)%
Ratio of expenses to average net assets               2.33%(c)   2.34%      2.30%      2.34%     2.41%
Portfolio turnover rate(c)                             123%       187%       149%       157%       99%
------------------------------------------------------------------------------------------------------



(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average net assets of $108,881,226.
N/A Not applicable.



                                                                 CLASS C
                                                              --------------
                                                              MARCH 1, 1999
                                                                    TO
                                                               OCTOBER 31,
                                                                 1999(a)
----------------------------------------------------------------------------
Net asset value, beginning of period                              $22.50
Income from investment operations:
  Net investment income (loss)                                     (0.21)
  Net realized and unrealized gain (loss) on investments            0.67
    Net increase (decrease) from investment operations              0.46
Distributions to shareholders:
  From net realized gain on investments                              --
  In excess of net realized gain on investments                      --
    Total distributions                                              --
Net asset value, end of period                                    $22.96
Total return(b)                                                     2.04%
----------------------------------------------------------------------------
Ratios and supplemental data:
----------------------------------------------------------------------------
Net assets, end of period (in 000s)                               $1,278
Ratio of net investment income (loss) to average net assets:       (1.32)%(c)
Ratio of expenses to average net assets:                            2.33%(c)
Portfolio turnover rate                                              123%
----------------------------------------------------------------------------



(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $670,519.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge

- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       after eight years along with a       shares
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund seven years after your date of purchase. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until eight years after your date of purchase of the original shares.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

             CATEGORY I INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                            INVESTOR'S
                                           SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
            Less than $  25,000       5.50%          5.82%
$ 25,000 but less than $  50,000      5.25           5.54
$ 50,000 but less than $ 100,000      4.75           4.99
$100,000 but less than $ 250,000      3.75           3.90
$250,000 but less than $ 500,000      3.00           3.09
$500,000 but less than $1,000,000     2.00           2.04
-------------------------------------------------------------


                                      A-1                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                             INVESTOR'S
                                            SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                            INVESTOR'S
                                           SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                 1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.


MCF--02/00                            A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------


PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $ 0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                        50                                                 50
IRA, Education IRA or Roth IRA                   250                                                 50
All other accounts                               500                                                 50
----------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS


----------------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------


                                      A-3                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. However, if you acquired Class A shares of AIM Developing Markets Fund in connection with the reorganization of AIM Eastern Europe Fund, you will be charged a redemption fee of 2% of the net asset value of those shares, which will be paid to AIM Developing Markets Fund, if you redeem your shares within the first year after the reorganization. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.


MCF--02/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
Consultant
By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $50,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $50,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.


                                      A-5                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.



YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:

(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited


MCF--02/00                            A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

        Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

--------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------


                                      A-7                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.


  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.


  Each AIM Fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THIS PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.


MCF--02/00                            A- 8

                         ----------------------------
                          AIM GLOBAL HEALTH CARE FUND
                         ----------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------


You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


 ------------------------------------
  AIM Global Health Care Fund
  SEC 1940 Act file number: 811-05426
  -----------------------------------


[AIM LOGO
APPEARS HERE]      www.aimfunds.com      GHC-PRO-1       INVEST WITH DISCIPLINE
                                                       --Registered Trademark--

      AIM GLOBAL RESOURCES FUND

      ----------------------------------------------------------------------

      AIM Global Resources Fund seeks to provide long-term growth of capital.


       PROSPECTUS                                AIM --Registered Trademark--



       FEBRUARY 28, 2000


                                     This prospectus contains important
                                     information about the Class A, B and
                                     C shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.


                                     An investment in the fund:


                                        - is not FDIC insured;


                                        - may lose value; and


                                        - is not guaranteed by a bank.


[AIM LOGO APPEARS HERE]                                  INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                           -------------------------
                           AIM GLOBAL RESOURCES FUND
                           -------------------------


TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                      3
- - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                         3

Performance Table                            3

FEE TABLE AND EXPENSE EXAMPLE                4
- - - - - - - - - - - - - - - - - - - - - - - -
Fee Table                                    4

Expense Example                              4

FUND MANAGEMENT                              5
- - - - - - - - - - - - - - - - - - - - - - - -
The Advisor                                  5

Advisor Compensation                         5

Portfolio Managers                           5

OTHER INFORMATION                            5
- - - - - - - - - - - - - - - - - - - - - - - -
Sales Charges                                5

Dividends and Distributions                  5

FINANCIAL HIGHLIGHTS                         6
- - - - - - - - - - - - - - - - - - - - - - - -
SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -
Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -






The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection, AIM Funds, AIM Funds and Design, AIM Internet Connect and AIM Investor are service marks of
A I M Management Group Inc.


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                           -------------------------
                           AIM GLOBAL RESOURCES FUND
                           -------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital.


  The fund seeks to meet this objective by investing all of its total assets in the Global Resources Portfolio (the portfolio), which in turn normally invests at least 65% of its investable assets in equity securities of domestic and foreign natural resources companies. The portfolio considers a "natural resources" company to be one that (1) derives at least 50% of its revenues or earnings from natural resource activities; or (2) devotes at least 50% of its assets to such activities, based on its most recent fiscal year. Such companies include those that own, explore, or develop natural resources (such as oil, metals, forest products, and chemicals) and other basic commodities (such as foodstuffs) or supply goods and services to such companies. The portfolio may invest up to 35% of its assets in debt securities issued by natural resources companies, or in equity and debt securities of other companies the portfolio managers believe will benefit from developments in the natural resources industry.


  The portfolio will normally invest in the securities of issuers located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the portfolio will invest no more than 50% of its total assets in the securities of issuers in any one country, other than the U.S. The portfolio may invest in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The portfolio may invest substantially in securities denominated in one or more currencies. The portfolio may invest up to 20% of its total assets in lower-quality debt securities, i.e., "junk bonds."


  The portfolio managers allocate the portfolio's assets among securities of countries and in currency denominations that are expected to provide the best opportunities for meeting the portfolio's investment objective. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.



  In anticipation of or in response to adverse market conditions, for cash management purposes or for defensive purposes, the portfolio may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, shares of affiliated money market funds, or high-quality debt securities. As a result, the fund or the portfolio may not achieve its investment objective.



  If the fund's Board of Trustees determines that it is in the best interests of the fund and its shareholders, the fund may redeem its investment in the portfolio.



  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the portfolio invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

  The value of the fund's shares is particularly vulnerable to factors affecting the natural resources industry, such as increasing regulation of the environment by both U.S. and foreign governments. Increased environmental regulations may, among other things, increase compliance costs and affect business opportunities for the companies in which the portfolio invests. The value is also affected by changing commodity prices, which can be highly volatile and are subject to risks of oversupply and reduced demand.

  Because the portfolio focuses its investments in the natural resources industry, the value of your fund shares may rise and fall more than the value of shares of a fund that invests more broadly.


  The prices of foreign securities may be further affected by other factors, including:


- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

                           -------------------------
                           AIM GLOBAL RESOURCES FUND
                           -------------------------

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and their prices may be more volatile than U.S. securities.


  The portfolio may participate in the initial public offering (IPO) market. Because of the portfolio's small asset base, any investment the portfolio may make in IPOs may significantly increase the fund's and the portfolio's total return. As the portfolio's assets grow, the impact of IPO investments will decline, which may reduce the fund's and the portfolio's total return.


  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by Federal Deposit Insurance Corporation or any other government agency.

                           -------------------------
                           AIM GLOBAL RESOURCES FUND
                           -------------------------


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.


ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]

                                                                   ANNUAL
YEAR ENDED                                                         TOTAL
DECEMBER 31                                                        RETURNS
-----------                                                        -------
1995 .............................................................   7.05%
1996 .............................................................  47.20%
1997 .............................................................  -1.51%
1998 ............................................................. -34.31%
1999 .............................................................  18.69%

  During the periods shown in the bar chart, the highest quarterly return was 31.87% (quarter ended September 30, 1997) and the lowest quarterly return was -21.61% (quarter ended September 30, 1998).

PERFORMANCE TABLE


The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.



AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------------------
(for the periods ended                                             SINCE     INCEPTION
December 31, 1999)                            1 YEAR   5 YEARS   INCEPTION     DATE
---------------------------------------------------------------------------------------
Class A                                       13.02%     2.88%      2.89%    05/31/94
Class B                                       13.23      3.04       3.14     05/31/94
Class C                                       --        --         --        03/01/99
MSCI AC World Index(1)                        27.31     18.90      17.10(2)  05/31/94(2)
---------------------------------------------------------------------------------------


(1) The Morgan Stanley Capital International All Country World Index measures the performance of securities listed on the major world stock exchanges of 47 markets, including both developed and emerging markets.
(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                           -------------------------
                           AIM GLOBAL RESOURCES FUND
                           -------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:


SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)        CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Maximum Sales Charge
(Load) Imposed on
Purchases (as a
percentage of offering
price)                   4.75%     None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever
is less)                 None(1)   5.00%     1.00%
-------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)(2)    CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Management Fees           0.98%     0.98%     0.98%
Distribution and/or
Service (12b-1) Fees      0.50      1.00      1.00
Other Expenses            0.82      0.82      0.82
Total Annual Fund
Operating Expenses        2.30      2.80      2.80
Expense
Reimbursement(3)          0.30      0.30      0.30
Net Expenses              2.00      2.50      2.50
-------------------------------------------------------


(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) This fee table, and the expense example below, reflect the expenses of both the fund and the portfolio.

(3) The investment advisor has contractually agreed to limit Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) on Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively.


As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $697    $1,159    $1,647     $2,985
Class B    783     1,168     1,679      3,009
Class C    383       868     1,479      3,128
----------------------------------------------


You would pay the following expenses if you did not redeem your shares:


         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $697    $1,159    $1,647     $2,985
Class B    283       868     1,479      3,009
Class C    283       868     1,479      3,128
----------------------------------------------


                           -------------------------
                           AIM GLOBAL RESOURCES FUND
                           -------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the investment advisor of Global Resources Portfolio (the portfolio) and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the portfolio's operations and provides investment advisory services to the portfolio, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the portfolio.


  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the portfolio, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended October 31, 1999, the advisor received compensation of 0.68% of average daily net assets.



PORTFOLIO MANAGERS



The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the portfolio are:



- Derek S. Izuel, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1997. From 1995 to 1997 he was a full time student at the University of Michigan. From 1991 to 1995 he was a Software Engineer with Bank of America.



- Roger Mortimer, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1995.



- Derek H. Webb, Portfolio Manager, who has been responsible for the fund since 1994 and has been associated with the advisor and/or its affiliates since 1992.



- Michael Yellen, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1994.


OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Global Resources Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS


The fund expects that its distributions will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains, if any, annually.

                           -------------------------
                           AIM GLOBAL RESOURCES FUND
                           -------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.




                                                                        CLASS A
------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                                  1999(a)    1998(a)    1997(a)    1996(a)      1995
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 10.95    $ 20.65    $ 17.43    $ 11.44    $  12.41
Income from investment operations:
  Net investment income (loss)                       0.02      (0.11)(b)  (0.25)     (0.24)       0.04 (c)
  Net realized and unrealized gain (loss) on
    investments                                      1.15      (8.91)      4.08       6.28       (0.98)
    Net increase (decrease) from investment
      operations                                     1.17      (9.02)      3.83       6.04       (0.94)
Distributions to shareholders:
  From net investment income                           --      (0.19)        --      (0.04)      (0.03)
  From net realized gain on investments                --      (0.49)     (0.61)     (0.01)         --
    Total distributions                                --      (0.68)     (0.61)     (0.05)      (0.03)
Net asset value, end of period                    $ 12.12    $ 10.95    $ 20.65    $ 17.43    $  11.44
Total return(d)                                     10.68%    (45.02)%    22.64%     53.04%      (7.58)%
------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
------------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)               $15,664    $19,463    $69,975    $48,729     $12,598
Ratio of net investment income (loss) to average
  net assets:
  With fee waivers                                   0.19%(e)  (0.75)%    (1.41)%    (1.55)%      0.41%
  Without fee waivers                               (0.11)%(e) (1.06)%    (1.51)%    (1.65)%     (0.69)%
Ratio of expenses to average net assets:
  With fee waivers                                   2.00%(e)   1.98%      2.03%      2.20%       2.37%
  Without fee waivers                                2.30%(e)   2.29%      2.13%      2.30%       3.47%
Portfolio turnover rate                               123%       201%       321%        94%         87%
------------------------------------------------------------------------------------------------------



(a) These selected per share data were calculated based upon average shares outstanding during the period.


(b) Before reimbursement the net investment loss per share would have been increased by $0.04.


(c) Before reimbursement the net investment (loss) per share would have been reduced (increased) by $0.14.


(d) Total return does not include sales charges and is not annualized for periods less than one year.


(e) Ratios are based on average net assets on $17,347,953.

                           -------------------------
                           AIM GLOBAL RESOURCES FUND
                           -------------------------


FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                         CLASS B
                                                  ----------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                                  1999(a)     1998(a)   1997(a)   1996(a)      1995
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 10.75     $ 20.37   $ 17.29   $  11.36   $ 12.38
Income from investment operations:
  Net investment income (loss)                      (0.04)      (0.18)(b)   (0.33)    (0.31)    (0.02)(c)
  Net realized and unrealized gain (loss) on
    investments                                      1.13       (8.76)     4.02       6.25     (0.98)
    Net increase (decrease) from investment
      operations                                     1.09       (8.94)     3.69       5.94     (1.00)
Distributions to shareholders:
  From net investment income                        --          (0.19)    --         --        (0.02)
  From net realized gain on investments             --          (0.49)    (0.61)     (0.01)    --
    Total distributions                             --          (0.68)    (0.61)     (0.01)    (0.02)
Net asset value, end of period                    $ 11.84     $ 10.75   $ 20.37   $  17.29   $ 11.36
Total return(d)                                     10.14%     (45.25)%   21.99%     52.39%    (8.05)%
------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
------------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)               $20,019     $28,996   $86,812   $ 57,749   $13,978
Ratio of net investment income (loss) to average
  net assets:
  With fee waivers                                  (0.31)%(e)  (1.25)%   (1.91)%    (2.05)%   (0.09)%
  Without fee waivers                               (0.61)%(e)  (1.56)%   (2.01)%    (2.15)%   (1.19)%
Ratio of expenses to average net assets:
  With fee waivers                                   2.50%(e)    2.48%     2.53%      2.70%     2.87%
  Without fee waivers                                2.80%(e)    2.79%     2.63%      2.80%     3.97%
Portfolio turnover rate                               123%        201%      321%        94%       87%
------------------------------------------------------------------------------------------------------



(a) These selected per share data were calculated based upon average shares outstanding during the period.


(b) Before reimbursement the net investment loss per share would have been increased by $0.04.


(c) Before reimbursement the net investment income (loss) per share would have been reduced (increased) by $0.13.


(d) Total return does not include sales charges and is not annualized for periods less than one year.


(e) Ratios are based on average net assets of $23,930,469.



                                                                          CLASS C
                                                              -------------------------------
                                                                       MARCH 1, 1999
                                                                            TO
                                                                    OCTOBER 31, 1999(a)
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 10.00
Income from investment operations:
  Net investment income (loss)                                              (0.03)
  Net realized and unrealized gain (loss) on investments                     1.87
    Net increase (decrease) from investment operations                       1.84
Distributions to shareholders:
  From net investment income                                                   --
  From net realized gain on investments                                        --
    Total distributions                                                        --
Net asset value, end of period                                            $ 11.84
Total return(b)                                                             18.40%
---------------------------------------------------------------------------------------------
Ratios and supplemental data:
---------------------------------------------------------------------------------------------
Net assets, end of period (in 000's)                                      $    41
Ratio of net investment income (loss) to average net assets:
  With fee waivers                                                          (0.31)%(c)
  Without fee waivers                                                       (0.61)%(c)
Ratio of expenses to average net assets:
  With fee waivers                                                           2.50%(c)
  Without fee waivers                                                        2.80%(c)
Portfolio turnover rate                                                       123%
---------------------------------------------------------------------------------------------



(a) These selected per share data were calculated based upon average shares outstanding during the period.


(b) Total return does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are annualized and based on average net assets of $60,471.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge

- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       after eight years along with a       shares
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund seven years after your date of purchase. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until eight years after your date of purchase of the original shares.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

             CATEGORY I INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                            INVESTOR'S
                                           SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
            Less than $  25,000       5.50%          5.82%
$ 25,000 but less than $  50,000      5.25           5.54
$ 50,000 but less than $ 100,000      4.75           4.99
$100,000 but less than $ 250,000      3.75           3.90
$250,000 but less than $ 500,000      3.00           3.09
$500,000 but less than $1,000,000     2.00           2.04
-------------------------------------------------------------


                                      A-1                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                             INVESTOR'S
                                            SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                            INVESTOR'S
                                           SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                 1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.


MCF--02/00                            A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------


PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $ 0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                        50                                                 50
IRA, Education IRA or Roth IRA                   250                                                 50
All other accounts                               500                                                 50
----------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS


----------------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------


                                      A-3                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. However, if you acquired Class A shares of AIM Developing Markets Fund in connection with the reorganization of AIM Eastern Europe Fund, you will be charged a redemption fee of 2% of the net asset value of those shares, which will be paid to AIM Developing Markets Fund, if you redeem your shares within the first year after the reorganization. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.


MCF--02/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
Consultant
By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $50,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $50,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.


                                      A-5                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.



YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:

(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited


MCF--02/00                            A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

        Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

--------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------


                                      A-7                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.


  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.


  Each AIM Fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THIS PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.


MCF--02/00                            A- 8

                           -------------------------
                           AIM GLOBAL RESOURCES FUND
                           -------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.


  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


---------------------------------------------------------


BY MAIL:                     A I M Fund Services,
                             Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)


---------------------------------------------------------


You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR data base on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


------------------------------------
 AIM Global Resources Fund
 SEC 1940 Act file number: 811-05426
------------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com   GRS-PRO-1   INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

      AIM GLOBAL
      TELECOMMUNICATIONS AND
      TECHNOLOGY FUND


      --------------------------------------------------------------------------

      AIM Global Telecommunications and Technology Fund seeks to provide long-term growth of capital.

                                                     AIM--Registered Trademark--

      PROSPECTUS

      FEBRUARY 28, 2000


                                     This prospectus contains important
                                     information about the Class A, B and
                                     C shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells
                                     you otherwise is committing a crime.


                                     An investment in the fund:


                                        - is not FDIC insured;


                                        - may lose value; and


                                        - is not guaranteed by a bank.



[AIM LOGO APPEARS HERE]                                  INVEST WITH DISCIPLINE

                                                        --Registered Trademark--

                  -------------------------------------------------
                  AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND
                  -------------------------------------------------


TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                      3
- - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                         3

Performance Table                            3

FEE TABLE AND EXPENSE EXAMPLE                4
- - - - - - - - - - - - - - - - - - - - - - - -
Fee Table                                    4

Expense Example                              4

FUND MANAGEMENT                              5
- - - - - - - - - - - - - - - - - - - - - - - -
The Advisor                                  5

Advisor Compensation                         5

Portfolio Managers                           5

OTHER INFORMATION                            5
- - - - - - - - - - - - - - - - - - - - - - - -
Sales Charges                                5

Dividends and Distributions                  5

FINANCIAL HIGHLIGHTS                         6
- - - - - - - - - - - - - - - - - - - - - - - -
SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -
Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -



The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection, AIM Funds, AIM Funds and Design, AIM Internet Connect and AIM Investor are service marks of
A I M Management Group Inc.


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

               -------------------------------------------------
               AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND
               -------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital.

  The fund seeks to meet its objective by investing at least 65% of its total assets in equity securities of domestic and foreign telecommunications and technology companies. Such companies include those that develop, manufacture, or sell computer and electronic components and equipment, software, semiconductors, Internet technology, communications services and equipment, mobile communications and broadcasting. The fund may also invest up to 35% of its assets in debt securities issued by domestic and foreign telecommunications and technology companies, or in equity or debt securities of other companies the portfolio managers believe will benefit from developments in the telecommunications and technology industries.

  The fund will normally invest in the securities of companies located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the fund will invest no more than 40% of its total assets in the securities of issuers in any one country, other than the U.S. The fund may invest substantially in securities denominated in one or more currencies.

  The fund may invest in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund may also invest up to 5% of its total assets in lower-quality debt securities, i.e., "junk bonds."

  The portfolio managers allocate the fund's assets among securities of countries and in currency denominations that are expected to provide the best opportunities for meeting the fund's investment objective. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.


  In anticipation of or in response to adverse market conditions, for cash management purposes or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, shares of affiliated money market funds, or high-quality debt securities. As a result, the fund may not achieve its investment objective.



  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

  Because the fund focuses its investments in the telecommunications and technology industries, the value of your fund shares may rise and fall more than the value of shares of a fund that invests more broadly.

  The value of the fund's shares is particularly vulnerable to factors affecting the telecommunications and technology industries, such as substantial government regulations and the need for governmental approvals, dependency on consumer and business acceptance as new technologies evolve, and large and rapid price movements resulting from, among other things, fierce competition in these industries. Additional factors affecting the technology industry and the value of your shares include rapid obsolescence of products and services, short product cycles, and aggressive pricing. Many technology companies are small and at an earlier state of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets, and financial and managerial resources.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

               -------------------------------------------------
               AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND
               -------------------------------------------------


  These factors may affect the prices of securities issued by foreign companies and governments located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.



  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

               -------------------------------------------------
               AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND
               -------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]

                                                                  Annual
Year Ended                                                        Total
December 31                                                       Returns
-----------                                                       -------
1993 ............................................................  47.66%
1994 ............................................................  -4.40%
1995 ............................................................   8.59%
1996 ............................................................   5.24%
1997 ............................................................  13.18%
1998 ............................................................  18.14%
1999 ............................................................ 108.08%


  During the periods shown in the bar chart, the highest quarterly return was 62.18% (quarter ended December 31, 1999) and the lowest quarterly return was -23.98% (quarter ended September 30, 1998).


PERFORMANCE TABLE

The following performance table compares the fund's performance to that of broad-based securities market index. The fund's performance reflects payment of sales loads.


AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                               SINCE     INCEPTION
December 31, 1999)              1 YEAR   5 YEARS   INCEPTION     DATE
-------------------------------------------------------------------------
Class A                          98.15%   24.80%     20.83%    01/27/92
Class B                         102.04    25.25      23.02     04/01/93
Class C                             --       --         --     03/01/99
S&P 500(1)                       21.03    28.54      20.20(2)  01/31/92(2)
MSCI AC WORLD INDEX(3)           27.31    18.90      15.08(2)  01/31/92(2)
------------------------------------------------------------------------



(1) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. The fund has elected to use the S&P 500 as its primary index rather than the MSCI AC World Index since the S&P 500 more closely reflects the performance of the securities in which the fund invests.

(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.


(3) The Morgan Stanley Capital International All Country World Index measures the performance of securities listed on the major world stock exchanges of 47 markets, including both developed and emerging markets.

               -------------------------------------------------
               AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND
               -------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)                CLASS A   CLASS B   CLASS C
-----------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                 4.75%      None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever
is less)                        None(1)    5.00%     1.00%
----------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)               CLASS A   CLASS B   CLASS C
-----------------------------------------------------------
Management Fees                 0.95%      0.95%     0.95%
Distribution and/or
Service (12b-1) Fees            0.50       1.00      1.00
Other Expenses                  0.32       0.33      0.33
Total Annual Fund
Operating Expenses              1.77       2.28      2.28
-----------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

             1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
Class A       $646    $1,006    $1,389     $2,460
Class B        731     1,012     1,420      2,488
Class C        331       712     1,220      2,615
---------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

             1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------
Class  A....  $646    $1,006    $1,389     $2,460
Class  B....   231       712     1,220      2,488
Class  C....   231       712     1,220      2,615
----------------------------------------------------

               -------------------------------------------------
               AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND
               -------------------------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended October 31, 1999, the advisor received compensation of 0.95% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor are


- David P. Barnard, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1982.

- Claude C. Cody IV, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1992.


- Jason T. Holzer, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1996. From 1994 to 1996, he was an associate with JMB Realty.


- Robert M. Kippes, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1989.

- Jonathan C. Schoolar, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1986.

- Kenneth A. Zschappel, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1990.




OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Global Telecommunications and Technology Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder
Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS


The fund expects that its distributions will consist primarily of capital gains.


DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains, if any, annually.

               -------------------------------------------------
               AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND
               -------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


                                                                              CLASS A
                                                  -----------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,
                                                     1999          1998(a)    1997(a)     1996(a)        1995
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     16.28      $  18.04   $  16.69   $    16.42  $       17.80
Income from investment operations:
  Net investment income (loss)                          (0.25)        (0.17)     (0.17)       (0.13)         (0.09)
  Net realized and unrealized gain (loss) on
    investments                                         10.97         (0.39)      2.93         1.22          (0.43)
    Net increase (decrease) from investment
      operations                                        10.72         (0.56)      2.76         1.09          (0.52)
Distributions to shareholders:
  From net realized gain on investments                 (0.56)        (1.20)     (1.41)       (0.82)         (0.86)
Net asset value, end of period                    $     26.44      $  16.28   $  18.04   $    16.69  $       16.42
Total return(b)                                         67.63%        (3.16)%    17.70%        7.00%         (2.88)%
--------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)               $ 1,023,124      $713,904   $910,801   $1,204,428     $1,353,722
Ratio of net investment income (loss) to average
  net assets                                            (1.11)%(c)    (0.93)%    (1.06)%      (0.89)%        (0.55)%
Ratio of expenses to average net assets                  1.77%(c)      1.88%      1.84%        1.79%          1.83%
Portfolio turnover rate                                   122%           75%        35%          37%            62%
--------------------------------------------------------------------------------------------------------------------



(a) These selected per share data were calculated based upon the average shares outstanding during the period.

(b) Total return does not include sales charges.

(c) Ratios are based on average net assets of $862,610,444.

N/A Not applicable.

               -------------------------------------------------
               AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND
               -------------------------------------------------


FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                          CLASS B
                                                  -------------------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31,
                                                      1999     1998(a)    1997(a)     1996(a)       1995
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $   15.76  $   17.58  $   16.37  $     16.20  $       17.66
Income from investment operations:
  Net investment income (loss)                        (0.35)     (0.25)     (0.25)       (0.23)         (0.17)
  Net realized and unrealized gain (loss) on
    investments                                       10.58      (0.37)      2.87         1.22          (0.43)
    Net increase (decrease) from investment
      operations                                      10.23      (0.62)      2.62         0.99          (0.60)
Distributions to shareholders:
  From net realized gain on investments               (0.56)     (1.20)     (1.41)       (0.82)         (0.86)
Net asset value, end of period                    $   25.43  $   15.76  $   17.58  $     16.37  $       16.20
Total return(b)                                       66.84%     (3.67)%    17.15%        6.46%         (3.37)%
---------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
---------------------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)               $ 898,400   $614,715   $805,535   $1,007,654     $1,111,520
Ratio of net investment income (loss) to average
  net assets                                          (1.62)%(c) (1.43)%    (1.56)%      (1.39)%        (1.05)%
Ratio of expenses to average net assets                2.28%(c)   2.38%      2.34%        2.29%          2.33%
Portfolio turnover rate                                 122%        75%        35%          37%            62%
---------------------------------------------------------------------------------------------------------------



(a) These selected per share data were calculated based upon the average shares outstanding during the period.


(b) Total return does not include sales charges.


(c) Ratios are based on average net assets of $760,527,702.


N/A Not applicable.



                                                                 CLASS C
                                                              --------------
                                                              MARCH 1, 1999
                                                              TO OCTOBER 31,
                                                                   1999
----------------------------------------------------------------------------
Net asset value, beginning of period                             $ 19.23
Income from investment operations:
  Net investment income (loss)                                     (0.11)
  Net realized and unrealized gain (loss) on investments            6.31
    Net increase (decrease) from investment operations              6.20
Distributions to shareholders:
  From net realized gain on investments                               --
Net asset value, end of period                                   $ 25.43
Total return(a)                                                    32.24%
----------------------------------------------------------------------------
Ratios and supplemental data:
----------------------------------------------------------------------------
Net assets, end of period (in 000's)                             $12,352
Ratio of net investment income (loss) to average net assets        (1.62)%(b)
Ratio of expenses to average net assets                             2.28%(b)
Portfolio turnover rate                                              122%
----------------------------------------------------------------------------



(a) Total return does not include sales charges and is not annualized for periods less than one year.


(b) Ratios are annualized and based on average net assets of $4,047,890.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge

- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       after eight years along with a       shares
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund seven years after your date of purchase. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until eight years after your date of purchase of the original shares.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

             CATEGORY I INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                            INVESTOR'S
                                           SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
            Less than $  25,000       5.50%          5.82%
$ 25,000 but less than $  50,000      5.25           5.54
$ 50,000 but less than $ 100,000      4.75           4.99
$100,000 but less than $ 250,000      3.75           3.90
$250,000 but less than $ 500,000      3.00           3.09
$500,000 but less than $1,000,000     2.00           2.04
-------------------------------------------------------------


                                      A-1                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                             INVESTOR'S
                                            SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                            INVESTOR'S
                                           SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                 1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.


MCF--02/00                            A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------


PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $ 0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                        50                                                 50
IRA, Education IRA or Roth IRA                   250                                                 50
All other accounts                               500                                                 50
----------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS


----------------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------


                                      A-3                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. However, if you acquired Class A shares of AIM Developing Markets Fund in connection with the reorganization of AIM Eastern Europe Fund, you will be charged a redemption fee of 2% of the net asset value of those shares, which will be paid to AIM Developing Markets Fund, if you redeem your shares within the first year after the reorganization. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.


MCF--02/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
Consultant
By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $50,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $50,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.


                                      A-5                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.



YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:

(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited


MCF--02/00                            A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

        Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

--------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------


                                      A-7                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.


  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.


  Each AIM Fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THIS PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.


MCF--02/00                            A- 8

               -------------------------------------------------
               AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND
               -------------------------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus
(is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.
  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services,
                             Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)
-----------------------------------------------------


You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


--------------------------------------------------
 AIM Global Telecommunications and Technology Fund
 SEC 1940 Act file number: 811-05426
--------------------------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com   GTL-PRO-1   INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

        AIM LATIN AMERICAN
        GROWTH FUND
        ------------------------------------------------------------------------

        AIM LATIN AMERICAN GROWTH FUND SEEKS TO PROVIDE GROWTH OF CAPITAL.


                                                    AIM --Registered Trademark--
        PROSPECTUS
        FEBRUARY 28, 2000


                                       This prospectus contains important
                                       information about the Class A, B and C
                                       shares of the fund. Please read it
                                       before investing and keep it for
                                       future reference.

                                       As with all other mutual fund
                                       securities, the Securities and
                                       Exchange Commission has not approved
                                       or disapproved these securities or
                                       determined whether the information
                                       in this prospectus is adequate or
                                       accurate. Anyone who tells you
                                       otherwise is committing a crime.


                                       An investment in the fund:
                                       o  is not FDIC insured;
                                       o  may lose value; and
                                       o  is not guaranteed by a bank.



        [AIM LOGO APPEARS HERE]                         INVEST WITH DISCIPLINE
                                                      -- Registered Trademark --

                         ------------------------------
                         AIM LATIN AMERICAN GROWTH FUND
                         ------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      3
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         3

Performance Table                            3

FEE TABLE AND EXPENSE EXAMPLE                4
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    4

Expense Example                              4

FUND MANAGEMENT                              5
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisors                                 5

Advisor Compensation                         5

Portfolio Manager                            5

OTHER INFORMATION                            5
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                5

Dividends and Distributions                  5

FINANCIAL HIGHLIGHTS                         6
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -



The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection, AIM Funds, AIM Funds and Design, AIM Internet Connect and AIM Investor are service marks of
A I M Management Group Inc.


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                         ------------------------------
                         AIM LATIN AMERICAN GROWTH FUND
                         ------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is growth of capital.

  The fund seeks to meet this objective by investing, normally, at least 65% of its total assets in equity and debt securities of Latin American issuers. The fund considers securities of "Latin American issuers" to include (1) securities of companies organized under the laws of, or having a principal office located in, a Latin American country; (2) securities of companies that derive 50% or more of their total revenues from business in Latin America, provided that, in the view of the portfolio manager, the value of such issuers' securities reflect Latin American developments to a greater extent than developments elsewhere; (3) securities issued or guaranteed by the government of a country in Latin America, its agencies or instrumentalities, or municipalities, or the central bank of such country; (4) U.S. dollar-denominated securities or securities denominated in a Latin American currency issued by companies to finance operations in Latin America; and (5) securities of Latin American issuers in the form of depositary shares. The fund considers Latin America to include Mexico and the countries within Central and South America and the Caribbean, many of which are considered developing countries, i.e., those that are in the initial stages of their industrial cycles.

  The fund will normally invest a majority of its assets in equity securities. The fund may invest up to 35% of its total assets in a combination of equity and debt securities of U.S. issuers. The fund may also invest up to 50% of its total assets in debt securities, which may consist of lower-quality debt securities, i.e., "junk bonds," and "Brady Bonds." Brady Bonds are debt restructurings that provide for the exchange of cash and loans for newly-issued bonds. The fund currently expects to invest primarily in securities issued by companies and governments in Mexico, Chile, Brazil and Argentina. The fund may invest more than 25% of its total assets in any of these four countries but expects to invest no more than 60% of its total assets in any one country.

  In allocating investments among the various Latin American countries, the portfolio manager looks principally at the stage of industrialization, potential for productivity gains through economic deregulation, the impact of financial liberalization, and monetary conditions and the political outlook in each country. Further, the portfolio manager selects between debt and equity investments based on additional economic criteria such as fundamental economic strength, expected corporate profits, the condition of balance of payments, changes in terms of trade, and currency and interest rate trends. The portfolio manager considers whether to sell a particular security when any of those factors materially changes.

  The fund is non-diversified. With respect to 50% of its assets, it is permitted to invest more than 5% of its assets in the securities of any one issuer.


  In anticipation of or in response to adverse market conditions, or for cash management purposes or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies and multinational currency units), money market instruments, shares of affiliated money market funds, or high-quality debt securities. As a result, the fund may not achieve its investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. When interest rates rise, bond prices fall; the longer a bond's duration, the more sensitive it is to this risk.

  Because the fund focuses its investments in Latin America, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader geographic region.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and their prices may be more volatile than U.S. securities.

                         ------------------------------
                         AIM LATIN AMERICAN GROWTH FUND
                         ------------------------------


  These factors may affect the prices of securities issued by foreign companies and governments located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.


  Because it is non-diversified, the fund may invest in fewer issuers than if it were a diversified fund. Thus, the value of the fund's shares may vary more widely, and the fund may be subject to greater investment and credit risk, than if the fund invested more broadly.


  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                         ------------------------------
                         AIM LATIN AMERICAN GROWTH FUND
                         ------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]


                                             ANNUAL
YEAR ENDED                                   TOTAL
DECEMBER 31                                  RETURNS
-----------                                  -------
1992 ......................................  (2.32)%
1993 ......................................  52.95%
1994 ......................................  (6.64)%
1995 ...................................... (21.34)%
1996 ......................................  17.00%
1997 ......................................  14.52%
1998 ...................................... (44.27)%
1999 ......................................  60.10%



  During the periods shown in the bar chart, the highest quarterly return was 35.55% (quarter ended December 31, 1999) and the lowest quarterly return was -34.35% (quarter ended September 30, 1998).


PERFORMANCE TABLE


The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payments of sales loads.



AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                              SINCE     INCEPTION
December 31, 1999)             1 YEAR   5 YEARS   INCEPTION     DATE
-------------------------------------------------------------------------
Class A                         52.51%   (2.18)%     4.94%    08/13/91
Class B                         54.28    (2.08)      3.12     04/01/93
Class C                           --        --      79.19     03/01/99
MSCI Emerging Latin America
Index(1)                        65.45     8.25      14.37(2)  07/31/91(2)
-------------------------------------------------------------------------


(1) The Morgan Stanley Capital International Emerging Latin America Index measures the performance of companies listed in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. The index has an aggregate market capitalization of $318.95 billion.
(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                         ------------------------------
                         AIM LATIN AMERICAN GROWTH FUND
                         ------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:


SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)            CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)              4.75%     None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less) None(1)   5.00%     1.00%
-------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES
- - - -- - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)       CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Management Fees           0.98%     0.98%     0.98%

Distribution and/or
Service (12b-1) Fees      0.50      1.00      1.00

Other Expenses

  Other                   1.11      1.11      1.11

  Interest                0.06      0.06      0.06

Total Other Expenses      1.17      1.17      1.17

Total Annual Fund
Operating Expenses        2.65      3.15      3.15

Expense
  Reimbursement(2)        0.59      0.59      0.59

Net Expenses              2.06      2.56      2.56
-------------------------------------------------------


(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

(2) The investment advisor has contractually agreed to limit Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) on Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively.


As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $730    $1,259    $1,813     $3,316
Class B    818     1,272     1,849      3,342
Class C    418       972     1,649      3,457
----------------------------------------------


You would pay the following expenses if you did not redeem your shares:


         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $730    $1,259    $1,813     $3,316
Class B    318       972     1,649      3,342
Class C    318       972     1,649      3,457
----------------------------------------------

                         ------------------------------
                         AIM LATIN AMERICAN GROWTH FUND
                         ------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor. INVESCO Asset Management Limited (the subadvisor), an affiliate of the advisor, is the fund's subadvisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The subadvisor is located at 11 Devonshire Square, London EC2M 4YR, England. The advisors supervise all aspects of the fund's operations and provide investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


  The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment adviser since 1967. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended October 31, 1999, the advisor received compensation of 0.39% of average daily net assets.


PORTFOLIO MANAGER

The advisors use a team approach to investment management. The individual member of the team who is primarily responsible for the day-to-day management of the fund's portfolio is


- David Manuel, Portfolio Manager, who has been responsible for the fund since 1997 and has been associated with the advisor and/or its affiliates since 1997. From 1987 to 1997, he was an Investment Analyst and Portfolio Manager for Abbey Life Investment Services Ltd. (Bournemouth), and was Head of Latin American Equities from 1994 to 1997.


OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Latin American Growth Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS


The fund expects that its distributions will consist primarily of income.


DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains, if any, annually.

                         ------------------------------
                         AIM LATIN AMERICAN GROWTH FUND
                         ------------------------------


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


                                                                       CLASS A
                                                  ----------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                                   1999     1998(a)     1997(a)    1996(a)    1995(a)
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 11.70     $19.50    $ 17.95    $ 15.38    $  26.11
Income from investment operations:
  Net investment income (loss)                       0.21       0.13(b)    0.11       0.09        0.15
  Net realized and unrealized gain (loss) on
    investments                                      2.20      (7.90)      1.44       2.59       (9.28)
  Net increase (decrease) from investment
    operations                                       2.41      (7.77)      1.55       2.68       (9.13)
Distributions to shareholders:
  From net investment income                        (0.14)     (0.03)        --      (0.08)         --
  From net realized gain on investments                --         --         --         --       (1.60)
  In excess of net investment income                   --         --         --      (0.03)         --
    Total distributions                             (0.14)     (0.03)        --      (0.11)      (1.60)
Net asset value, end of period                    $ 13.97     $11.70    $ 19.50    $ 17.95    $  15.38
Total return(c)                                     20.93%    (39.86)%     8.52%     17.52%     (37.16)%
------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
------------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)               $49,789    $60,720   $159,496   $177,373    $182,462
Ratio of net investment income to average net
  assets:
  With fee waivers                                   1.44%(d)   0.78%      0.52%      0.46%       0.86%
  Without fee waivers                                0.85%(d)   0.64%      0.42%      0.39%       0.85%
Ratio of expenses to average net assets
  (excluding interest expense)
  With fee waivers                                   2.00%(d)   2.00%      1.96%      2.03%       2.11%
  Without fee waivers                                2.59%(d)   2.14%      2.06%      2.10%       2.12%
Ratio of interest expenses to average net assets     0.06%      0.17%       N/A        N/A         N/A
Portfolio turnover rate                                30%        39%       130%       101%        125%
------------------------------------------------------------------------------------------------------



(a) These selected per share data were calculated based upon average shares outstanding during the period.
(b) Before reimbursement the net investment income per share would have been reduced by $0.02.
(c) Total return does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are based on average net assets of $54,713,405.
N/A Not applicable.

                         ------------------------------
                         AIM LATIN AMERICAN GROWTH FUND
                         ------------------------------


FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                       CLASS B
                                                  --------------------------------------------------
                                                                YEAR ENDED OCTOBER 31,
                                                   1999     1998(a)   1997(a)    1996(a)    1995(a)
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $11.49    $19.23    $ 17.78    $ 15.21    $  25.94
Income from investment operations:
  Net investment income                             0.17      0.04(b)    0.01         --        0.06
  Net realized and unrealized gain (loss) on
    investments                                     2.16     (7.78)      1.44       2.59       (9.19)
    Net increase (decrease) from investment
      operations                                    2.33     (7.74)      1.45       2.59       (9.13)
Distributions to shareholders:
  From net investment income                       (0.03)       --         --      (0.01)         --
  From net realized gain on investments               --        --         --         --       (1.60)
  In excess of net investment income                  --        --         --      (0.01)         --
    Total distributions                            (0.03)       --         --      (0.02)      (1.60)
Net asset value, end of period                    $13.79    $11.49    $ 19.23    $ 17.78    $  15.21
Total return(c)                                    20.36%   (40.19)%     8.04%     17.02%     (37.42)%
----------------------------------------------------------------------------------------------------
Ratios and supplemental data:
----------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)               $38,456   $46,599   $133,448   $137,400   $134,527
Ratio of net investment income (loss) to average
  net assets:
  With fee waivers                                  0.94%(d)   0.28%     0.02%     (0.04)%      0.36%
  Without fee waivers                               0.35%(d)   0.14%    (0.08)%    (0.11)%      0.35%
Ratio of expenses to average net assets
  (excluding interest expense)
  With fee waivers                                  2.50%(d)   2.50%     2.46%      2.53%       2.61%
  Without fee waivers                               3.09%(d)   2.64%     2.56%      2.60%       2.62%
Ratio of interest expenses to average net assets    0.06%     0.17%       N/A        N/A         N/A
Portfolio turnover rate                               30%       39%       130%       101%        125%
----------------------------------------------------------------------------------------------------



(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Before reimbursement the net investment income per share would have been reduced by $0.02.
(c) Total return does not include sales charges.
(d) Ratios are based on average net assets of $42,277,069.
N/A Not applicable.



                                                                        CLASS C
                                                              ----------------------------
                                                                    MARCH 1, 1999 TO
                                                                    OCTOBER 31, 1999
------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 10.21
Income from investment operations:
  Net investment income                                                    0.12
  Net realized and unrealized gain (loss) on investments                   3.46
    Net increase (decrease) from investment operations                     3.58
Distributions to shareholders:
  From net investment income                                                 --
  In excess of net investment income                                         --
    Total distributions                                                      --
Net asset value, end of period                                          $ 13.79
Total return(a)                                                           35.06%
------------------------------------------------------------------------------------------
Ratios and supplemental data:
------------------------------------------------------------------------------------------
Net assets, end of period (in 000's)                                    $   147
Ratio of net investment income to average net assets:
  With fee waivers                                                         0.94%(b)
  Without fee waivers                                                      0.35%(b)
Ratio of expenses to average net assets (excluding interest
  expense)
  With fee waivers                                                         2.50%(b)
  Without fee waivers                                                      3.09%(b)
Ratio of interest expense to average net assets                            0.06%
Portfolio turnover rate                                                      30%
------------------------------------------------------------------------------------------



(a) Total return does not include sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $106,283.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge

- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       after eight years along with a       shares
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund seven years after your date of purchase. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until eight years after your date of purchase of the original shares.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

             CATEGORY I INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                            INVESTOR'S
                                           SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
            Less than $  25,000       5.50%          5.82%
$ 25,000 but less than $  50,000      5.25           5.54
$ 50,000 but less than $ 100,000      4.75           4.99
$100,000 but less than $ 250,000      3.75           3.90
$250,000 but less than $ 500,000      3.00           3.09
$500,000 but less than $1,000,000     2.00           2.04
-------------------------------------------------------------


                                      A-1                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                             INVESTOR'S
                                            SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                            INVESTOR'S
                                           SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                 1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.


MCF--02/00                            A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------


PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $ 0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                        50                                                 50
IRA, Education IRA or Roth IRA                   250                                                 50
All other accounts                               500                                                 50
----------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS


----------------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------


                                      A-3                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. However, if you acquired Class A shares of AIM Developing Markets Fund in connection with the reorganization of AIM Eastern Europe Fund, you will be charged a redemption fee of 2% of the net asset value of those shares, which will be paid to AIM Developing Markets Fund, if you redeem your shares within the first year after the reorganization. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.


MCF--02/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
Consultant
By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $50,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $50,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.


                                      A-5                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.



YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:

(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited


MCF--02/00                            A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

        Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

--------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------


                                      A-7                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.


  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.


  Each AIM Fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THIS PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.


MCF--02/00                            A- 8

                         ------------------------------
                         AIM LATIN AMERICAN GROWTH FUND
                         ------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

--------------------------------------------------------------------------------


BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)


---------------------------------------------------------


You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


-----------------------------------
AIM Latin American Growth Fund
SEC 1940 Act file number: 811-05426
-----------------------------------


[AIM LOGO APPEARS HERE]   www.aimfunds.com   LAG-PRO-1   INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

      AIM STRATEGIC INCOME FUND

--------------------------------------------------------------------------------

      AIM Strategic Income Fund primarily seeks to provide high current income and, secondarily, seeks growth of capital.

      PROSPECTUS                                   AIM --Registered Trademark--

      FEBRUARY 28, 2000


                                     This prospectus contains important
                                     information about the Class A, B and
                                     C shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells
                                     you otherwise is committing a crime.


                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.


[AIM LOGO APPEARS HERE]                         INVEST WITH DISCIPLINE
                                                --Registered Trademark--

                           -------------------------
                           AIM STRATEGIC INCOME FUND
                           -------------------------


TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES         1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      3
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         3

Performance Table                            3

FEE TABLE AND EXPENSE EXAMPLE                4
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    4

Expense Example                              4

FUND MANAGEMENT                              5
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                  5

Advisor Compensation                         5

Portfolio Managers                           5

OTHER INFORMATION                            5
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                5

Dividends and Distributions                  5

FINANCIAL HIGHLIGHTS                         6
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -


The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection, AIM Funds, AIM Funds and Design, AIM Internet Connect and AIM Investor are service marks of
A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                           -------------------------
                           AIM STRATEGIC INCOME FUND
                           -------------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

The fund's primary investment objective is high current income, and its secondary investment objective is growth of capital.

  The fund seeks to meet these objectives by investing primarily in debt securities, including mortgage-backed and asset-backed securities, of issuers in the United States and developed and developing countries, i.e., those that are in the initial stages of their industrial cycles. The securities of issuers in developing countries may consist substantially of "Brady Bonds" and other sovereign debt securities issued by governments of such countries and traded in the markets of developed countries or groups of developed countries without regard to ratings. Brady Bonds are debt restructurings that provide for the exchange of cash and loans for newly issued bonds.


  The fund normally invests at least 35% of its total assets in U.S. and foreign debt and other fixed income securities that are either rated at least investment grade by Moody's Investors Service, Inc. or Standard & Poor's (rated in the four highest ratings categories by Moody's or S&P), or the fund's portfolio managers, believe to be of comparable quality. The fund may invest up to 65% of its total assets in debt securities that are rated below investment grade by such agencies or that the fund's portfolio managers believe to be of comparable quality, i.e., "junk bonds." The fund may also invest up to 35% of its total assets in equity securities. The fund may invest a significant portion of its assets in the securities of U.S. issuers.


  The portfolio managers allocate assets among securities of countries and in currency denominations that are expected to provide the most attractive opportunities for meeting the fund's investment objectives. The portfolio managers consider fundamental economic strength, credit quality, and currency and interest rate trends in emphasizing various country, geographic, and industry sectors within the fund. Further, the portfolio managers select particular issuers based on additional economic criteria such as yield, maturity, issue classification, and quality characteristics. Currency investments are based on factors such as relative inflation, interest rate levels and trends, growth rate forecasts, balance of payments status, and economic policies. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  The fund is non-diversified. With respect to 50% of its assets, it is permitted to invest more than 5% of its assets in the securities of only one issuer.


  In anticipation of or in response to adverse market conditions, for cash management purposes or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, shares of affiliated money market funds, or high-quality debt securities. As a result, the fund may not achieve its investment objectives.


  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term capital gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------


There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. When interest rates rise, bond prices fall; the longer a bond's duration, the more sensitive it is to this risk. The fund could also lose money if any debt securities that the fund holds are downgraded or go into default.



  Mortgage-backed and asset-backed securities are subject to different risks from bonds and, as a result, may respond to changes in interest rates differently. If interest rates fall, people refinance or pay off their mortgages ahead of time, which may cause mortgage-backed securities to lose value. If interest rates rise, many people may refinance or prepay their mortgages at a slower-than-expected rate. This may effectively lengthen the life of mortgage-backed securities, which may cause the securities to be more sensitive to changes in interest rates.


  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

                           -------------------------
                           AIM STRATEGIC INCOME FUND
                           -------------------------





  These factors may affect the price of securities issued by foreign companies and governments located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.


  Sovereign debt securities of developing country governments are generally lower-quality debt securities. Sovereign debt securities are subject to the additional risk that, under some political, diplomatic, social, or economic circumstances, some developing countries that issue lower-quality debt securities may be unable or unwilling to make principal or interest repayments as they come due.

  Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or to sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

  Because it is non-diversified, the fund may invest in fewer issuers than if it were a diversified fund. Thus, the value of the fund's shares may vary more widely, and the fund may be subject to greater investment and credit risk, than if the fund invested more broadly.


  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                           -------------------------
                           AIM STRATEGIC INCOME FUND
                           -------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.


ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.


                                    [GRAPH]

                                              Annual
Year Ended                                    Total
December 31                                   Return
-----------                                   ------
1990 .......................................   8.38%
1991 .......................................  15.78%
1992 .......................................   1.27%
1993 .......................................  43.95%
1994 ....................................... (20.85)%
1995 .......................................  17.05%
1996 .......................................  21.03%
1997 .......................................   6.94%
1998 .......................................  (1.81)%
1999 .......................................  (0.47)%

  During the periods shown in the bar chart, the highest quarterly return was 11.43% (quarter ended December 31, 1993) and the lowest quarterly return was -18.16% (quarter ended March 31, 1994).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.


AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------------------
(for the periods ended                                            SINCE      INCEPTION
December 31, 1999)             1 YEAR    5 YEARS    10 YEARS    INCEPTION       DATE
---------------------------------------------------------------------------------------
Class A                         (5.19)%    7.12%      7.40%        7.24%      03/29/88
Class B                         (5.82)     7.14         --         6.77       10/22/92
Class C                            --        --         --           --       03/01/99
Lehman Brothers Aggregate Bond
  Index(1)                      (0.82)     7.73       7.70         8.11(2)    03/31/88(2)
---------------------------------------------------------------------------------------


(1) The Lehman Aggregate Bond Index is an unmanaged index generally considered representative of treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                           -------------------------
                           AIM STRATEGIC INCOME FUND
                           -------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
------------------------------------------------------
(fees paid directly from
your investment)           CLASS A   CLASS B   CLASS C
------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)             4.75%     None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever
is less)                    None(1)   5.00%     1.00%
------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------
(expenses that are deducted
from fund assets)          CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Management Fees              0.73%     0.73%     0.73%

Distribution and/or
Service (12b-1) Fees         0.35      1.00      1.00

 Other Expenses              0.32      0.32      0.32

 Interest Expense            0.02      0.02      0.02

 Total Other Expenses        0.34      0.34      0.34

Total Annual Fund
Operating Expenses           1.42      2.07      2.07

 Fee Waiver(2)               0.35      0.35      0.35

 Net Expenses                1.07      1.72      1.72
-------------------------------------------------------


(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

(2) Fee waiver has been restated to reflect current agreement. The investment advisor has contractually agreed to limit Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) on Class A, Class B and Class C shares to 1.05%, 1.70% and 1.70%, respectively.


As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.


  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived or expenses reimbursed, expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $613     $903     $1,214     $2,096
Class B    710      949      1,314      2,234
Class C    310      649      1,114      2,400
----------------------------------------------


You would pay the following expenses if you did not redeem your shares:


         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $613     $903     $1,214     $2,096
Class B    210      649      1,114      2,234
Class C    210      649      1,114      2,400
----------------------------------------------

                           -------------------------
                           AIM STRATEGIC INCOME FUND
                           -------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------


THE ADVISOR



A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.



  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended October 31, 1999, the advisor received compensation of 0.73% of average daily net assets.


PORTFOLIO MANAGERS


The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are



- Robert G. Alley, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1992.



- Jan H. Friedli, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management. From 1994 to 1997, he was international fixed-income trader and analyst for Strong Capital Management.



- Carolyn L. Gibbs, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1992.



- Eric J. Peyton, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1998. From 1993 to 1998, he was an equity derivative trader for Cargill Financial Markets.





OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Strategic Income Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus.

  Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS


The fund expects that its distributions will consist primarily of income.


DIVIDENDS

The fund generally declares and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains, if any, annually.

                           -------------------------
                           AIM STRATEGIC INCOME FUND
                           -------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.



                                                                        CLASS A
------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED OCTOBER 31,
                                                   1999       1998(a)      1997     1996(a)    1995(a)
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 10.80    $  12.00   $  11.76   $  10.32   $  10.88
Income from investment operations:
  Net investment income                              0.68        0.91(b)    0.74       0.89       0.97
  Net realized and unrealized gain (loss) on
    investments and foreign currencies              (0.66)      (1.27)      0.34       1.44      (0.69)
    Net increase (decrease) from investment
      operations                                     0.02       (0.36)      1.08       2.33       0.28
Distributions to shareholders:
  From net investment income                        (0.65)      (0.65)     (0.78)     (0.82)     (0.80)
  In excess of net investment income                   --          --      (0.06)     (0.07)        --
  Return of capital                                 (0.04)      (0.19)        --         --      (0.04)
    Total distributions                             (0.69)      (0.84)     (0.84)     (0.89)     (0.84)
Net asset value, end of period                    $ 10.13    $  10.80   $  12.00   $  11.76   $  10.32
Total return(c)                                      0.06%      (3.41)%     9.40%     23.00%      3.06%
------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
------------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)               $68,675    $102,280   $138,715   $185,126   $188,165
Ratio of net investment income to average net
  assets                                             6.44%(d)    7.73%      6.18%      8.09%      9.64%
Ratio of expenses to average net assets
  excluding interest expense                         1.39%(d)    1.56%      1.44%      1.40%      1.45%
Ratio of interest expense to average net assets      0.02%        N/A        N/A        N/A        N/A
Portfolio turnover rate                               235%        306%       149%       177%       238%
------------------------------------------------------------------------------------------------------



(a) These selected per share data were calculated based upon average shares outstanding during the period.


(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.11 per share.


(c) Total return does not include sales charges and is not annualized for periods less than one year.


(d) Ratios are based on average net assets of $86,462,180.

N/A Not applicable.

                           -------------------------
                           AIM STRATEGIC INCOME FUND
                           -------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                        CLASS B
--------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                                    1999      1998(a)      1997     1996(a)    1995(a)
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  10.81     $  12.01   $  11.77   $  10.33   $  10.88
Income from investment operations:
  Net investment income                               0.62         0.84(b)    0.67       0.82       0.91
  Net realized and unrealized gain (loss) on
    investments and foreign currencies               (0.66)       (1.28)      0.33       1.44      (0.69)
    Net increase (decrease) from investment
      operations                                     (0.04)       (0.44)      1.00       2.26       0.22
Distributions to shareholders:
  From net investment income                         (0.58)       (0.57)     (0.71)     (0.75)     (0.73)
  In excess of net investment income                    --           --      (0.05)     (0.07)        --
  Return of capital                                  (0.04)       (0.19)        --         --      (0.04)
    Total distributions                              (0.62)       (0.76)     (0.76)     (0.82)     (0.77)
Net asset value, end of period                    $  10.15     $  10.81   $  12.01   $  11.77   $  10.33
Total return(c)                                      (0.52)%      (4.04)%     8.70%     22.15%      2.48%
--------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
--------------------------------------------------------------------------------------------------------
Net assets, end of period (in 000's)              $118,904     $188,660   $281,376   $333,178   $357,852
Ratio of net investment income to average net
  assets                                              5.78%(d)     7.08%      5.53%      7.44%      8.99%
Ratio of expenses to average net assets
  excluding interest expense                          2.05%(d)     2.21%      2.09%      2.05%      2.10%
Ratio of interest expense to average net assets       0.02%         N/A        N/A        N/A        N/A
Portfolio turnover rate                                235%         306%       149%       177%       238%
--------------------------------------------------------------------------------------------------------



(a) These selected per share data were calculated based upon average shares outstanding during the period.


(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.11 per share.


(c) Total return does not include sales charges and is not annualized for periods less than one year.


(d) Ratios are based on average net assets of $155,200,726.

N/A Not applicable


                                                                 CLASS C
                                                              --------------
                                                              MARCH 1, 1999
                                                              TO OCTOBER 31,
                                                                   1999
----------------------------------------------------------------------------
Net asset value, beginning of period                              $10.78
Income from investment operations:
  Net investment income                                             0.33
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                             (0.63)
    Net increase (decrease) from investment operations             (0.30)
Distributions to shareholders:
  From net investment income                                       (0.31)
  In excess of net investment income                                  --
  Return of capital                                                (0.03)
    Total distributions                                            (0.34)
Net asset value, end of period                                    $10.14%
Total return(a)                                                    (1.08)%
----------------------------------------------------------------------------
Ratios and supplemental data:
----------------------------------------------------------------------------
Net assets, end of period (in 000's)                              $  251
Ratio of net investment income to average net assets                5.78%(b)
Ratio of expenses to average net assets excluding interest
  expense                                                           2.05%(b)
Ratio of interest expense to average net assets                     0.02%
Portfolio turnover rate                                              235%
----------------------------------------------------------------------------



(a)Total return does not include sales charges and is not annualized for periods less than one year.


(b)Ratios are annualized and based on average net assets of $53,046.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge

- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       after eight years along with a       shares
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund seven years after your date of purchase. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until eight years after your date of purchase of the original shares.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

             CATEGORY I INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                            INVESTOR'S
                                           SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
            Less than $  25,000       5.50%          5.82%
$ 25,000 but less than $  50,000      5.25           5.54
$ 50,000 but less than $ 100,000      4.75           4.99
$100,000 but less than $ 250,000      3.75           3.90
$250,000 but less than $ 500,000      3.00           3.09
$500,000 but less than $1,000,000     2.00           2.04
-------------------------------------------------------------


                                      A-1                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                             INVESTOR'S
                                            SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                            INVESTOR'S
                                           SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                 1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.


MCF--02/00                            A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------


PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $ 0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                        50                                                 50
IRA, Education IRA or Roth IRA                   250                                                 50
All other accounts                               500                                                 50
----------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS


----------------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------


                                      A-3                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. However, if you acquired Class A shares of AIM Developing Markets Fund in connection with the reorganization of AIM Eastern Europe Fund, you will be charged a redemption fee of 2% of the net asset value of those shares, which will be paid to AIM Developing Markets Fund, if you redeem your shares within the first year after the reorganization. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.


MCF--02/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
Consultant
By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $50,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $50,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.


                                      A-5                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.



YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:

(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited


MCF--02/00                            A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

        Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

--------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------


                                      A-7                            MCF--02/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.


  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.


  Each AIM Fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THIS PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.


MCF--02/00                            A- 8

                           -------------------------
                           AIM STRATEGIC INCOME FUND
                           -------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us:

--------------------------------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports only)

--------------------------------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

-----------------------------------
AIM Strategic Income Fund
SEC 1940 Act file number: 811-05426
-----------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com   SINC-PRO-1   INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION



                     CLASS A, CLASS B AND CLASS C SHARES OF
                           AIM DEVELOPING MARKETS FUND
                         AIM LATIN AMERICAN GROWTH FUND




                              (SERIES PORTFOLIOS OF
                              AIM INVESTMENT FUNDS)





                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919









        THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND
            IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS OF THE
             ABOVE-NAMED FUNDS, A COPY OF WHICH MAY BE OBTAINED FREE
                 OF CHARGE FROM AUTHORIZED DEALERS OR BY WRITING
                             AIM DISTRIBUTORS, INC.,
                    P.O. BOX 4739, HOUSTON, TEXAS 77210-4739
                          OR BY CALLING (800) 347-4246







          STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2000,
 RELATING TO THE AIM DEVELOPING MARKETS FUND PROSPECTUS DATED FEBRUARY 28, 2000,
    AND THE AIM LATIN AMERICAN GROWTH FUND PROSPECTUS DATED FEBRUARY 28, 2000

                                TABLE OF CONTENTS



                                                                                                                PAGE

INTRODUCTION......................................................................................................1


GENERAL INFORMATION ABOUT THE FUNDS...............................................................................1

         The Trust and Its Shares.................................................................................1

INVESTMENT STRATEGIES AND RISKS...................................................................................2

         Investment Objectives....................................................................................2
         Selection of Investments and Asset Allocation............................................................4
         Equity-Linked Derivatives................................................................................6
         Investments in Other Investment Companies................................................................6
         Privatizations...........................................................................................7
         When-Issued and Forward Commitment Securities............................................................7
         Depositary Receipts......................................................................................7
         Warrants or Rights.......................................................................................8
         Lending of Portfolio Securities..........................................................................8
         Commercial Bank Obligations..............................................................................8
         Repurchase Agreements....................................................................................8
         Borrowing and Reverse Repurchase Agreements..............................................................9
         Short Sales.............................................................................................10
         Temporary Defensive Strategies..........................................................................10
         Samurai and Yankee Bonds................................................................................11
         Debt Conversions........................................................................................11
         Debt Securities.........................................................................................11
         Premium Securities......................................................................................12
         Indexed Debt Securities.................................................................................12
         Structured Investments..................................................................................13
         Stripped Income Securities..............................................................................13
         Floating and Variable Rate Income Securities............................................................13
         Zero Coupon Securities..................................................................................13
         Indexed Commercial Paper................................................................................14
         Other Indexed Securities................................................................................14
         Swaps, Caps, Floors and Collars.........................................................................14
         Loan Participations and Assignments.....................................................................15

OPTIONS, FUTURES AND CURRENCY STRATEGIES.........................................................................15

         Special Risks of Options, Futures and Currency Strategies...............................................15
         Writing Call Options....................................................................................17
         Writing Put Options.....................................................................................18
         Purchasing Put Options..................................................................................19
         Purchasing Call Options.................................................................................19
         Index Options...........................................................................................20
         Interest Rate, Currency and Stock Index Futures.........................................................21
         Options on Futures Contracts............................................................................23
         Limitations on Use of Futures, Options on Futures and Certain Options on Currencies.....................24
         Forward Contracts.......................................................................................24
         Foreign Currency Strategies--Special Considerations.....................................................25
         Cover...................................................................................................26

RISK FACTORS.....................................................................................................26

         General.................................................................................................26
         Non-Diversified Classification..........................................................................27
         Illiquid Securities.....................................................................................27

         Debt Securities.........................................................................................28
         Loan Participations and Assignments.....................................................................29
         Foreign Securities......................................................................................29

INVESTMENT LIMITATIONS...........................................................................................37

         Developing Markets Fund.................................................................................37
         Latin American Fund.....................................................................................39

EXECUTION OF PORTFOLIO TRANSACTIONS..............................................................................40

         Portfolio Trading and Turnover..........................................................................42

MANAGEMENT.......................................................................................................42

         Trustees and Executive Officers.........................................................................43
         Investment Management and Administration Services.......................................................44

THE DISTRIBUTION PLANS...........................................................................................46

         The Class A and C Plan..................................................................................46
         The Class B Plan........................................................................................47
         Both Plans..............................................................................................47

THE DISTRIBUTOR..................................................................................................51

         Expenses of the Funds...................................................................................52

SALES CHARGES AND DEALER CONCESSIONS.............................................................................53


REDUCTIONS IN INITIAL SALES CHARGES..............................................................................56


CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS......................................................................59


HOW TO PURCHASE AND REDEEM SHARES................................................................................61

         Backup Withholding......................................................................................62

NET ASSET VALUE DETERMINATION....................................................................................63


DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.........................................................................64

         Reinvestment of Dividends and Distributions.............................................................64
         Tax Matters.............................................................................................64
         General.................................................................................................64
         Reinstatement Privilege.................................................................................65
         Foreign Taxes...........................................................................................65
         Passive Foreign Investment Companies....................................................................65
         Non-U.S. Shareholders...................................................................................66
         Options, Futures and Foreign Currency Transactions......................................................66

SHAREHOLDER INFORMATION..........................................................................................67


MISCELLANEOUS INFORMATION........................................................................................70

         Charges for Certain Account Information.................................................................70
         Custodian and Transfer Agent............................................................................70
         Independent Accountants.................................................................................70
         Legal Matters...........................................................................................70
         Shareholder Liability...................................................................................70
         Control Persons and Principal Holders of Securities.....................................................70

INVESTMENT RESULTS...............................................................................................73

         Total Return Quotations.................................................................................73
         Performance Information.................................................................................76

APPENDIX.........................................................................................................80

         Description of Bond Ratings.............................................................................80
         Description of Commercial Paper Ratings.................................................................81
         Absence of Rating.......................................................................................81

FINANCIAL STATEMENTS.............................................................................................FS

                                  INTRODUCTION

         This Statement of Additional Information relates to the Class A, Class B and Class C shares of AIM Developing Markets Fund ("Developing Markets Fund") and AIM Latin American Growth Fund ("Latin American Fund") (each, a "Fund," and collectively, the "Funds"). Developing Markets Fund and Latin American Fund each is a non-diversified series of AIM Investment Funds (the "Trust"), a registered open-end management investment company organized as a Delaware business trust. On October 31, 1997, the Developing Markets Fund, which had no prior operating history, acquired the assets and assumed the liabilities of G.T. Global Developing Markets Fund, Inc. (the "Predecessor Fund"), a closed-end investment company.

         A I M Advisors, Inc. ("AIM") serves as the investment manager of and administrator for, and INVESCO Asset Management Limited (the "Sub-advisor") serves as the investment sub-advisor for the Funds.


         The Trust is a series mutual fund. The rules and regulations of the Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. This information for Developing Markets Fund is included in a separate Prospectus dated February 28, 2000, and for Latin American Fund is included in a separate Prospectus dated February 28, 2000. Additional copies of the Prospectuses and this Statement of Additional Information may be obtained without charge by writing the principal distributor of the Funds' shares, A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, TX 77210-4739 or by calling (800) 347-4246. Investors must receive a Prospectus before they invest.


         This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Funds. Some of the information required to be in this Statement of Additional Information is also included in the Prospectus; and, in order to avoid repetition, reference will be made to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


                       GENERAL INFORMATION ABOUT THE FUNDS

THE TRUST AND ITS SHARES


         The Trust was organized as a Delaware business trust on May 7, 1998 and previously operated under the name G.T. Investment Funds, Inc., which was organized as a Maryland corporation on October 29, 1987 and later renamed AIM Investment Funds, Inc. On September 8, 1998, the Trust acquired the assets of and assumed the liabilities of AIM Investment Funds, Inc. The Trust is registered with the SEC as a diversified open-end series management investment company. The Trust currently consists of the following portfolios: AIM Developing Markets Fund, AIM Emerging Markets Debt Fund (formerly AIM Global High Income Fund), AIM Global Consumer Products and Services Fund, AIM Global Financial Services Fund, AIM Global Government Income Fund, AIM Global Growth and Income Fund, AIM Global Healthcare Fund, AIM Global High Income Fund, AIM Global Infrastructure Fund, AIM Global Resources Fund, AIM Global Telecommunications and Technology Fund (formerly AIM Global Telecommunications
Fund), AIM Latin American Growth Fund and AIM Strategic Income Fund. Each of these funds has three separate classes: Class A, Class B and Class C shares. All historical financial and other information contained in this Statement of Additional Information for periods prior to September 8, 1998, is that of the series of AIM Investment Funds, Inc.


         The term "majority of the Funds' outstanding shares" of the Trust, of a particular Fund or of a particular class of a Fund means, respectively, the vote of the lesser of (a) 67% or more of the shares of the Trust, such Fund or such class present at a meeting of the Trust's shareholders, if the holders of more than 50% of the outstanding shares of the Trust, such Fund or such class are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Trust, such Fund or such class.

         Class A, Class B and Class C shares of Developing Markets Fund and Latin American Fund have equal rights and privileges. Each share of a particular class is entitled to one vote, to participate equally in dividends and distributions declared by the Trust's Board of Trustees with respect to the class of such Fund and, upon liquidation of the Fund, to participate proportionately in the net assets of the Fund allocable to such class remaining after satisfaction of outstanding liabilities of the Fund allocable to such class. Fund shares are fully paid, non-assessable and fully transferable when issued and have no preemptive rights and have such conversion and exchange rights as set forth in the Prospectus and this Statement of Additional Information. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights.


         Shareholders of the Funds do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all Funds voting together for election of trustees may elect all of the members of the Board of Trustees of the Trust. In such event, the remaining holders cannot elect any trustees of the Trust.

         On any matter submitted to a vote of shareholders, shares of each Fund will be voted by each Fund's shareholders individually when the matter affects the specific interest of a Fund only, such as approval of its investment management arrangements. In addition, shares of a particular class of a Fund may vote on matters affecting only that class. The shares of each Fund will be voted in the aggregate on other matters, such as the election of Trustees and ratification of the selection of the Trust's independent accountants.

         Normally there will be no annual meeting of shareholders for any of the Funds in any year, except as required under the Investment Company Act of 1940, as amended (the "1940 Act"). A Trustee may be removed at any meeting of the shareholders of the Trust by a vote of the shareholders owning at least two-thirds of the outstanding shares. Any Trustee may call a special meeting of shareholders for any purpose. Furthermore, Trustees shall promptly call a meeting of shareholders solely for the purpose of removing one or more Trustees when requested in writing to do so by shareholders holding 10% of the Trust's outstanding shares.

         Pursuant to the Trust's Agreement and Declaration of Trust, the Trust may issue an unlimited number of shares of each Fund. Each share of a Fund represents an interest in the Fund only, has a par value of $0.01 per share, represents an equal proportionate interest in the Fund with other shares of the Fund and is entitled to such dividends and distributions out of the income earned and gain realized on the assets belonging to the Fund as may be declared by the Board of Trustees. Each share of a Fund is equal in earnings, assets and voting privileges except that each class normally has exclusive voting rights with respect to its distribution plan and bears the expenses, if any, related to the distribution of its shares. Shares of a Fund, when issued, are fully paid and nonassessable.


                         INVESTMENT STRATEGIES AND RISKS

         The following discussion of investment strategies and risks supplements the discussion of investment objectives and risks set forth in the Prospectus under the headings "Investment Objectives and Strategies" and "Principal Risks of Investing in the Funds."

INVESTMENT OBJECTIVES


         The Funds' investment objectives may not be changed without the approval of a majority of the Funds' outstanding voting securities. If a percentage restriction on investment or utilization of assets in an investment policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values or a similar type of event will not be considered a violation of the Fund's investment policies or restrictions.

         DEVELOPING MARKETS FUND. The primary investment objective of Developing Markets Fund is long-term growth of capital. Its secondary investment objective is income, to the extent consistent with seeking capital appreciation. The Fund normally invests substantially all of its assets in issuers in the developing (or "emerging") markets of Asia, Europe, Latin America and elsewhere. A majority of Developing Markets Fund's assets normally are invested in emerging market equity securities. The Developing Markets Fund may invest in the following types of equity securities: common stock, preferred stock, securities convertible into common stock, American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), rights and warrants to acquire such securities and substantially similar forms of equity with comparable risk characteristics. Developing Markets Fund may also invest in emerging market debt securities that will be selected based on their potential to provide a combination of capital appreciation and current income. There can be no assurance Developing Markets Fund will achieve its investment objectives.

         For purposes of Developing Markets Fund's operations, emerging markets consist of all countries determined by the Sub-advisor to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

         In determining what countries constitute emerging markets with respect to Developing Markets Fund, the Sub-advisor will consider, among other things, data, analysis, and classification of countries published or disseminated by the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation ("IFC").

         Developing Markets Fund will consider investments in the following emerging markets:


Algeria                          Hungary                         Peru
Argentina                        India                           Philippines
Bolivia                          Indonesia                       Poland
Botswana                         Israel                          Portugal
Brazil                           Ivory Coast                     Republic of Slovakia
Bulgaria                         Jamaica                         Russia
Chile                            Jordan                          Singapore
China                            Kazakhstan                      Slovenia
Colombia                         Kenya                           South Africa
Costa Rica                       Lebanon                         South Korea
Cyprus                           Malaysia                        Sri Lanka
Czech Republic                   Mauritius                       Swaziland
Dominican Republic               Mexico                          Taiwan
Ecuador                          Morocco                         Thailand
Egypt                            Nicaragua                       Turkey
El Salvador                      Nigeria                         Ukraine
Finland                          Oman                            Uruguay
Ghana                            Pakistan                        Venezuela
Greece                           Panama                          Zambia
Hong Kong                        Paraguay                        Zimbabwe


         Although Developing Markets Fund considers each of the above-listed countries eligible for investment, it will not be invested in all such markets at all times. Moreover, investing in some of those markets currently may not be desirable or feasible, due to the lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or for other reasons.

         As used in the Prospectus and this Statement of Additional Information, an issuer in an emerging market is an entity (1) for which the principal securities trading market is an emerging market, as defined above, (2) that (alone or on a consolidated basis) derives 50% or more of its total revenues from business in emerging markets, provided that, in the Sub-advisor's view, the value of such issuer's securities will tend to reflect emerging market developments to a greater extent than developments elsewhere, or (3) organized under the laws of, or with a principal office in, an emerging market.

         LATIN AMERICAN FUND. The investment objective of Latin American Fund is growth of capital. Latin American Fund will normally invest at least 65% of its total assets in securities of a broad range of Latin American issuers. The Fund may invest in common stock, preferred stock, rights, warrants and securities convertible into common stock, and other substantially similar forms of equity securities with comparable risk characteristics, as well as bonds, notes, debentures or other forms of indebtedness that may be developed in the future. The receipt of income from debt securities owned by the fund is incidental to its objective of capital appreciation. Though Latin American Fund can normally invest up to 35% of its total assets in U.S. securities, Latin American Fund reserves the right to be primarily invested in U.S. securities for temporary defensive purposes or pending investment of the proceeds of the offering made hereby.

         Unless otherwise indicated, Latin American Fund defines Latin America to include the following countries: Argentina, the Bahamas, Barbados, Belize, Bolivia, Brazil, Chile, Colombia, Costa Rica, Dominican Republic, Ecuador, El Salvador, French Guiana, Guatemala, Guyana, Haiti, Honduras, Jamaica, Mexico, the Netherlands Antilles, Nicaragua, Panama, Paraguay, Peru, Suriname, Trinidad and Tobago, Uruguay and Venezuela. Under current market conditions, Latin American Fund expects to invest primarily in securities issued by companies and governments in Mexico, Chile, Brazil and Argentina. Latin American Fund may invest more than 25% of its total assets in any of these four countries but does not expect to invest more than 60% of its total assets in any one country.

         Latin American Fund defines securities of Latin American issuers to include: (a) securities of companies organized under the laws of, or having a principal office located in, a Latin American country; (b) securities of companies that derive 50% or more of their total revenues from business in Latin America, provided that, in the Sub-advisor's view, the value of such issuers' securities reflect Latin American developments to a greater extent than developments elsewhere; (c) securities issued or guaranteed by the government of a country in Latin America, its agencies or instrumentalities, or municipalities, or the central bank of such country; (d) U.S. dollar-denominated securities or securities denominated in a Latin American currency issued by companies to finance operations in Latin America; and (e) securities of Latin American issuers, as defined herein, in the form of depositary shares. For purposes of the foregoing definition, Latin American Fund's purchases of securities issued by companies outside of Latin America to finance their Latin American operations will be limited to securities the performance of which is materially related to such company's Latin American activities.

         Certain sectors of the economies of certain Latin American countries are closed to equity investments by foreigners. Further, due to the absence of securities markets and publicly owned corporations and due to restrictions on direct investment by foreign entities in certain Latin American countries, the Fund may be able to invest in such countries solely or primarily through governmentally approved investment vehicles or companies. In addition, the portion of Latin American Fund's assets invested directly in Chile may be less than the portion invested in other Latin American countries because, at present, capital directly invested in Chile normally cannot be repatriated for at least one year. As a result, Latin American Fund currently intends to limit most of its Chilean investments to indirect investments through ADRs and established Chilean investment companies, the shares of which are not subject to repatriation restrictions.

SELECTION OF INVESTMENTS AND ASSET ALLOCATION

         In determining the appropriate distribution of investments among various countries and geographic regions for the Funds, the Sub-advisor ordinarily considers the following factors: prospects for relative economic growth among the different countries in which a Fund may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

         In analyzing companies for investment by each Fund, the Sub-advisor ordinarily looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital;

healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their respective marketplaces. In allocating Latin American Fund's assets between debt and equity securities, the Sub-advisor considers, in addition to the factors listed in the Prospectus, changes in Latin American governmental policy including regulation governing industry, trade, financial markets, and foreign and domestic investment, as well as the substance and likely development of government finances. In certain countries, governmental restrictions and other limitations on investment may affect the maximum percentage of equity ownership in any one company by the Funds. In addition, in some instances only special classes of securities may be purchased by foreigners and the market prices, liquidity and rights with respect to those securities may vary from shares owned by nationals.

         Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should a Fund desire to sell that currency to the dealer.

         There may be times when, in the opinion of the Sub-advisor, prevailing market, economic or political conditions warrant reducing the proportion of each Fund's assets invested in equity securities and increasing the proportion held in cash or short-term obligations denominated in U.S. dollars or other currencies. A portion of each Fund's assets may be held in U.S. dollars or short-term interest-bearing dollar-denominated securities to provide for ongoing expenses and redemptions. Latin American Fund may invest up to 35% of its total assets in a combination of equity and debt securities of U.S. issuers. In evaluating investments in securities of U.S. issues, the Sub-Advisor will consider, among other factors, the issuer's Latin American business activities and the impact that development in Latin America may have on the issuer's operations and financial condition.

         The Funds may be prohibited under the 1940 Act, from purchasing the securities of any foreign company that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities-related activities ("securities-related companies"). In a number of countries, including those in Latin America, commercial banks act as securities broker/dealers, investment advisors and underwriters or otherwise engage in securities-related activities, which may limit the Fund's ability to hold securities issued by such banks. The Fund has obtained an exemption from the SEC to permit it to invest in certain of these securities subject to certain restrictions.


         For investment purposes, an issuer is typically considered as located in a particular country if it (a) is incorporated under the laws of or has its principal office in that country, or (b) it normally derives 50% or more of its total revenue from business in that country. However, these are not absolute requirements, and certain companies incorporated in a particular country and considered by the Sub-advisor to be located in that country may have substantial offshore operations or subsidiaries and/or export sales exceeding in size the assets or sales in that country.


         In selecting investments for Developing Markets Fund, the Sub-advisor seeks to identify those countries and industries where economic and political factors, including currency movements, are likely to produce above-average growth rates over the long term. The Sub-advisor seeks those emerging markets that have strongly developing economies and in which the markets are becoming more sophisticated. The Sub-advisor then invests in those companies in such countries and industries that it believes are best positioned and managed to take advantage of these economic and political factors. The Sub-advisor believes that the issuers of securities in emerging markets often have sales and earnings growth rates that exceed those in developed countries and that such growth rates may in turn be reflected in more rapid share price appreciation.

         As opportunities to invest in securities in other emerging markets develop, Developing Markets Fund expects to expand and further broaden the group of emerging markets in which it invests. In some cases, investments in debt securities could provide Developing Markets Fund with access to emerging markets in the early stages of their economic development, when equity securities are not yet generally available or, in the Sub-advisor's view, do not yet present an acceptable investment alternative. While Developing Markets Fund generally is not restricted in the portion of its assets that may be invested in a single region, under normal conditions its assets will be invested in issuers in at least four countries, and it will not invest more than 25% of its assets in issuers in one country. Developing Markets Fund's holdings of any one foreign currency together with securities denominated in or indexed to such currency will not exceed 40% of its assets.

         In allocating investments among the various Latin American countries for Latin American Fund, the Sub-advisor looks principally at the stage of industrialization, potential for productivity gains through economic deregulation, the impact of financial liberalization and monetary conditions and the political outlook in each country. In allocating assets between equity and debt securities, the Sub-advisor will consider, among other factors: the level and anticipated direction of interest rates; expected rates of economic growth and corporate profits growth; changes in Latin American government policy including regulation governing industry, trade, financial markets, and foreign and domestic investment; substance and likely development of government finances; and the condition of the balance of payments and changes in the terms of trade. In evaluating investments in securities of U.S. issuers, the Sub-advisor will consider, among other factors, the issuer's Latin American business activities and the impact that development in Latin America may have on the issuer's operations and financial condition.


EQUITY-LINKED DERIVATIVES

         The Funds may invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios as Listed Securities ("OPALS"). Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies. See "Investments in Other Investment Companies."

INVESTMENTS IN OTHER INVESTMENT COMPANIES

         With respect to certain countries, investments by a Fund presently may be made only by acquiring shares of other investment companies (including investment vehicles or companies advised by AIM or its affiliates) with local governmental approval to invest in those countries. At such time as direct investment in these countries is allowed, the Funds anticipate investing directly in these markets.

         Each Fund may invest in other investment companies to the extent permitted by the 1940 Act, and the rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC. The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds (defined below): (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies other than Affiliated Money Market Funds. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment adviser (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of such Fund.



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PRIVATIZATIONS

         The governments in some Latin American countries and emerging markets have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The Sub-advisor believes that privatizations may offer opportunities for significant capital appreciation and intends to invest assets of each Fund in privatizations in appropriate circumstances. In certain Latin American and emerging markets, the ability of foreign entities such as the Fund to participate in privatizations may be limited by local law or the terms on which the Funds may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments in Latin American emerging markets will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

         Each Fund may purchase debt securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds will purchase or sell when-issued securities and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, the Fund will segregate cash or liquid securities equal to the value of the when-issued or forward commitment securities with its custodian bank and will mark to market daily such assets. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

DEPOSITARY RECEIPTS

         Each Fund may hold equity securities of foreign issuers in the form of ADRs, American Depositary Shares ("ADSs"), GDRs and European Depositary Receipts ("EDRs"), or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. GDRs are similar to EDRs and are designed for use in several international financial markets. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of each Fund's investment policies, a Fund's investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

         ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass-through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the



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issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. Each Fund may invest in both sponsored and unsponsored ADRs.

WARRANTS OR RIGHTS

         Warrants or rights may be acquired by each Fund in connection with other securities or separately and provide a Fund with the right to purchase at a later date other securities of the issuer. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

LENDING OF PORTFOLIO SECURITIES


         For the purpose of realizing additional income, each Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets, measured at the time any such loan is made. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral consisting of cash, U.S. government securities or certain irrevocable letters of credit (or such other collateral as permitted by a Fund's investment program and regulatory agencies and as approved by the Board) at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The collateral for such loans, if received in cash, may be held in investment vehicles with investment objectives and policies similar to those of money market funds or limited duration income funds (longer maturities than may be held by money market funds), advised by the Advisor or its affiliates or by unaffiliated advisers. The Funds may pay a fee to the Advisor of such investment vehicles for its services. The Funds may pay reasonable administrative and custodial fees in connection with loans of its securities. While the securities loan is outstanding with respect to a Fund, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund will have a right to call each loan and obtain the securities within the stated settlement period. The Fund will not have the right to vote equity securities while they are lent, but it may call in a loan in anticipation of any important vote. Loans will be made only to firms deemed by the Sub-advisor to be of good standing and will not be made unless, in the judgment of the Sub-advisor, the consideration to be earned from such loans would justify the risk. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in recovery of the securities and possible loss of rights in the collateral if the borrower fails financially.


COMMERCIAL BANK OBLIGATIONS

         For the purposes of each Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject a Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a Fund typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not an investment policy or restriction of any Fund. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

REPURCHASE AGREEMENTS

         A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to a Fund if the other party to the repurchase agreement becomes bankrupt, the Funds intend to enter into repurchase agreements only with banks and dealers believed by the Sub-advisor to present minimum credit risks in accordance with guidelines established by the Trust's Board of Trustees. The Sub-advisor will review and monitor the creditworthiness of such institutions under the Board's general supervision.

         The Funds will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, a Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on a Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under the U.S. Bankruptcy Code that would allow it immediately to resell the collateral. There is no limitation on the amount of a Fund's assets that may be subject to repurchase agreements at any given time. The Funds will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% (for Developing Markets Fund) or 10% (for Latin American Fund) of the value of its net assets would be invested in such repurchase agreements and other illiquid investments.

BORROWING AND REVERSE REPURCHASE AGREEMENTS

         Neither Fund's borrowings will exceed 33 1/3% of the Fund's total assets, i.e., each Fund's total assets at all times will equal at least 300% of the amount of outstanding borrowings. If market fluctuations in the value of a Fund's portfolio holdings or other factors cause the ratio of the Fund's total assets to outstanding borrowings to fall below 300%, within three days (excluding Sundays and holidays) of such event the Fund may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. Each Fund also may borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions. Any borrowing by a Fund may cause greater fluctuation in the value of its shares than would be the case if the Fund did not borrow.


         The Funds' fundamental investment limitations permit them to borrow money for leveraging purposes. Developing Markets Fund, however, currently is prohibited, pursuant to a non-fundamental investment policy, from borrowing money in order to purchase securities. In addition, each Fund currently is prohibited, pursuant to a non-fundamental investment policy, from purchasing securities during times when outstanding borrowings represent more than 5% of its assets. Nevertheless, this policy may be changed in the future by a vote of a majority of the Trust's Board of Trustees. If a Fund employs leverage in the future, it would be subject to certain additional risks. Use of leverage creates an opportunity for greater growth of capital but would exaggerate any increases or decreases in the Fund's net asset value. When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if such income and gains fail to exceed such costs, the Fund's earnings or net asset value would decline faster than would otherwise be the case.

         Each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which a Fund transfers possession of a security to another party, such as a bank or broker/dealer in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. Each Fund will segregate liquid assets in an amount sufficient to cover its obligations and reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks.




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


SHORT SALES

         Each Fund may make short sales of securities, although it has no current intention of doing so. A short sale is a transaction in which the Fund sells a security in anticipation that the market price of that security will decline. Each Fund may make short sales (i) as a form of hedging to offset potential declines in long positions in securities it owns, or anticipates acquiring, and (ii) in order to maintain portfolio flexibility.

         When a Fund makes a short sale of a security it does not own, it must borrow the security sold short and deliver it to the broker-dealer or other intermediary through which it made the short sale. The Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any payments received on such borrowed securities.

         A Fund's obligation to replace the borrowed security when the borrowing is called or expires will be secured by collateral deposited with the intermediary. The Fund will also be required to deposit collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the intermediary from which it borrowed the security regarding payment of any amounts received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such intermediary.

         If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs associated with the transaction. Although the Fund's gain is limited by the price at which it sold the security short, its potential loss is theoretically unlimited.

         Latin American Fund will not make a short sale if, after giving effect to such sale, the market value of the securities sold short exceeds 25% of the value of its total assets or the Fund's aggregate short sales of the securities of any one issuer exceed the lesser of 2% of the Fund's net assets or 2% of the securities of any class of the issuer. Moreover, Latin American Fund may engage in short sales only with respect to securities listed on a national securities exchange. Latin American Fund may make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale the Fund owns the security it has sold short or has the immediate and unconditional right to acquire at no additional cost the identical security.

         Developing Markets Fund may only make short sales "against the box." The Fund might make a short sale "against the box" in order to hedge against market risks when the Sub-advisor believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. There will be certain additional transaction costs associated with short sales "against the box," but the Fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.


TEMPORARY DEFENSIVE STRATEGIES

         In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, each of the Funds may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units such as Euros), money market instruments, or high-quality debt securities. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes. In addition, for temporary defensive purposes, most or all of each Fund's investments may be made in the United States and denominated in U.S. dollars. To the extent a Fund employs a temporary defensive strategy, it will not be invested so as to achieve directly its investment objectives.

         In addition, Latin American Fund may be primarily invested in U.S. securities for temporary defensive purposes or pending investment of the proceeds of sales of new Fund shares. Latin American Fund may assume a temporary defensive position when, due to political, market or other factors broadly affecting Latin American markets, the Sub-advisor determines that opportunities for capital appreciation in those markets would be significantly limited over an extended period or that investing in those markets presents undue risk of loss.


         The Funds may invest in the following types of money market instruments (i.e., debt instruments with less than 12 months remaining until maturity) denominated in U.S. dollars or other currencies (in the case of Latin American Fund, the currency of any Latin American country): (a) obligations issued or guaranteed by the U.S. or foreign governments (in the case of Latin American Fund, the government of any Latin American country), their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development; (c) finance company obligations, corporate commercial paper and other short-term commercial obligations; (d) bank obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances); (e) repurchase agreements with respect to the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics.

         The Funds may invest in commercial paper rated as low as A-3 by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") or P-3 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, determined by the Manager to be of comparable quality. Obligations rated A-3 and P-3 are considered by S&P and Moody's, respectively, to have an acceptable capacity for timely repayment. However, these securities may be more vulnerable to adverse effects of changes in circumstances than obligations carrying higher designations.

SAMURAI AND YANKEE BONDS

         Subject to its fundamental investment restrictions, Developing Markets Fund may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). As compared with bonds issued in their countries of domicile, such bond issues normally carry a higher interest rate but are less actively traded. It is the policy of Developing Markets Fund to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.

DEBT CONVERSIONS

         Several Latin American countries have adopted debt conversion programs, pursuant to which investors may use external debt of a country, directly or indirectly, to make investments in local companies. The terms of the various programs vary from country to country, although each program includes significant restrictions on the application of the proceeds received in the conversion and on the remittance of profits on the investment and of the invested capital. Latin American Fund intends to acquire Sovereign Debt, as defined in the Prospectus, to hold and trade in appropriate circumstances as described in the Prospectus, as well as to participate in Latin American debt conversion programs. The Sub-advisor will evaluate opportunities to enter into debt conversion transactions as they arise but does not currently intend to invest more than 5% of the Fund's assets in such programs.

DEBT SECURITIES

         Developing Markets Fund may invest up to 50% of its total assets in the following types of emerging market debt securities: (1) debt securities issued or guaranteed by governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks (collectively, "Sovereign Debt"), including Brady Bonds;
(2) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of Sovereign Debt; (3) debt securities issued by banks and other business entities; and (4) debt securities denominated in or indexed to the currencies of emerging markets. Debt securities held by those Funds may take the form of bonds, notes, bills, debentures, bank debt obligations, short-term paper, loan participations, assignments and interests issued



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by entities organized and operated for the purpose of restructuring the investment characteristics of any of the foregoing. There is no requirement with respect to the maturity or duration of debt securities in which either Fund may invest.

         Under normal circumstances, the Latin American Fund may invest up to 50% of its total assets in debt securities. There is no limitation on the percentage of its assets that may be invested in debt securities that are rated below investment grade. Investment in below investment grade debt securities involves a high degree of risk and can be speculative. These debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Most debt securities in which the fund will invest are not rated; if rated, it is expected that such ratings would be below investment grade. However, the Fund will not invest in debt securities that are in default in payment as to principal or interest.

         Developing Markets Fund and Latin American Fund may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds have been issued by the countries of Albania, Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Nigeria, Panama, Peru, Philippines, Poland, Uruguay, Venezuela and Vietnam, and are expected to be issued by other emerging market countries. As of the date of this Prospectus, the Fund is not aware of the occurrence of any payment defaults on Brady Bonds. Investors should recognize, however, that Brady Bonds do not have a long payment history. In addition, Brady Bonds are often rated below investment grade.

         Developing Markets Fund and Latin American Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time of issuance and is adjusted at regular intervals thereafter.

         Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, relative interest rate levels and/or the creditworthiness of issuers. The receipt of income from debt securities owned by Latin American Fund is incidental to its objective of growth of capital.

PREMIUM SECURITIES

         Developing Markets Fund may invest in income securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. The Fund will not amortize the premium paid for such securities in calculating its net investment income. As a result, in such cases the purchase of such securities provides the Fund a higher level of investment income distributable to shareholders on a current basis than if the Fund purchased securities bearing current market rates of interest. If securities purchased by the Fund at a premium are called or sold prior to maturity, the Fund will realize a loss to the extent the call or sale price is less than the purchase price. Additionally, the Fund will realize a loss if it holds such securities to maturity.

INDEXED DEBT SECURITIES

         Developing Markets Fund may invest in debt securities issued by banks and other business entities not located in developing market countries that are indexed to certain specific foreign currency exchange rates, interest rates or other reference rates. The terms of such securities provide that their principal amount is adjusted upwards or downwards (but ordinarily not below zero) at maturity to reflect changes in the exchange rate between two currencies (or other rates) while the obligations are outstanding. While such securities offer the potential for an attractive rate of return, they also entail the risk of loss of principal. New forms of such securities continue to be developed. The Fund may invest in such securities to the extent consistent with its investment objectives.



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


STRUCTURED INVESTMENTS

         Developing Markets Fund may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of Sovereign Debt. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

         Developing Markets Fund is permitted to invest in a class of Structured Investments that is either subordinated or not subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments.

         Certain issuers of Structured Investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, Developing Markets Fund's investment in these Structured Investments may be limited by the restrictions contained in the 1940 Act described above under "Investment Strategies and Risks--Investments in Other Investment Companies." Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.

STRIPPED INCOME SECURITIES

         Developing Markets Fund may invest a portion of its assets in stripped income securities, which are obligations representing an interest in all or a portion of the income or principal components of an underlying or related security, a pool of securities or other assets. In the most extreme case, one class will receive all of the interest (the "interest only class" or the "IO class"), while the other class will receive all of the principal (the "principal-only class" or the "PO class"). The market values of stripped income securities tend to be more volatile in response to changes in interest rates than are conventional income securities.

FLOATING AND VARIABLE RATE INCOME SECURITIES

         Developing Markets Fund may invest a portion of its assets in floating or variable rate income securities. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank's prime rate, a certificate of deposit rate or the London Inter Bank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rates or other commodities. The amount by which the rate paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

ZERO COUPON SECURITIES

         Developing Markets Fund may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. Developing Markets Fund also may invest in zero coupon and other deep discount securities issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt, and in payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay "interest" in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the interest on payment-in-kind securities will be included in Developing Markets Fund's income. Accordingly, for Developing Markets Fund to continue to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax (see "Dividends, Distributions and Tax Matters"), it may be required to distribute an amount that is greater than the total amount of cash it actually receives. These distributions may be made from Developing Markets Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Developing Markets Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

INDEXED COMMERCIAL PAPER

         Developing Markets Fund may invest without limitation in commercial paper that is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. Developing Markets Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables Developing Markets Fund to hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while seeking to provide an attractive money market rate of return. Developing Markets Fund will not purchase such commercial paper for speculation.

OTHER INDEXED SECURITIES

         Developing Markets Fund may invest in certain other indexed securities, which are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. New forms of indexed securities continue to be developed. Developing Markets Fund may invest in such securities to the extent consistent with its investment objectives.

SWAPS, CAPS, FLOORS AND COLLARS

         Developing Markets Fund may enter into interest rate, currency and index swaps and may purchase or sell related caps, floors and collars and other derivative instruments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a technique for managing the portfolio's duration (i.e., the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and will not sell interest rate caps, floors or collars if it does not own securities or other instruments providing an income stream roughly equivalent to what the Fund may be obligated to pay.

         Interest rate swaps involve the exchange by Developing Markets Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for



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fixed rate payments) with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices.

         The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

LOAN PARTICIPATIONS AND ASSIGNMENTS

         Developing Markets Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of Developing Markets Fund's investments in Loans in emerging markets is expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in Developing Markets Fund having a contractual relationship only with the Lender, not with the borrower. Developing Markets Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, Developing Markets Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and Developing Markets Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, Developing Markets Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation.

         In the event of the insolvency of the Lender selling a Participation, Developing Markets Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Developing Markets Fund will acquire Participations only if the Lender interpositioned between Developing Markets Fund and the borrower is determined by the Sub-advisor to be creditworthy. When the Fund purchases Assignments from Lenders, the Developing Markets Fund will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by Developing Markets Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.


                    OPTIONS, FUTURES AND CURRENCY STRATEGIES

SPECIAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES

         To attempt to increase return, Developing Markets Fund may write call options on securities. This strategy will be employed only when, in the opinion of the Sub-advisor, the size of the premium Developing Markets Fund receives for writing the option is adequate to compensate it against the risk that appreciation in the underlying security may not be fully realized if the option is exercised. Developing Markets Fund also is authorized to write put options to attempt to enhance return, although it does not currently intend to do so.

         Each Fund may use forward currency contracts, futures contracts, options on securities, options on currencies, options on indices and options on futures contracts to attempt to hedge against the overall level of investment and currency risk (i.e. fluctuations in exchange rates) normally associated with its investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). Each Fund may enter into such instruments up to the full value of its portfolio assets.

         To attempt to hedge against adverse movements in exchange rates between currencies, each Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. Each Fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. Each Fund also may purchase and sell put and call options on currencies, futures contracts on currencies and options on such futures contracts to hedge its portfolio against movements in exchange rates.

         Only a limited market, if any, currently exists for options and futures transactions relating to currencies of most emerging markets including Latin American markets, to securities denominated in such currencies or to securities of issuers domiciled or principally engaged in business in such emerging markets. To the extent that such a market does not exist, the Sub-advisor may not be able to effectively hedge its investment in such markets.

         Each Fund may also purchase and sell put and call options on equity and debt securities to hedge against the risk of fluctuations in the prices of securities held by a Fund or that the Sub-advisor intends to include in a Fund's portfolio. Each Fund may also purchase and sell put and call options on stock indices to hedge against overall fluctuations in the securities markets or in a specific market sector.

         Further, each Fund may sell stock index futures contracts and may purchase put options or write call options on such futures contracts to protect against a general stock market decline or a decline in a specific market sector that could adversely affect a Fund's portfolio. Each Fund may also purchase stock index futures contracts and purchase call options or write put options on such contracts to hedge against a general stock market or market sector advance and thereby attempt to lessen the cost of future securities acquisitions. A Fund may use interest rate futures contracts and options thereon to hedge the debt portion of its portfolios against changes in the general level of interest rates.

         The use of options, futures contracts and forward currency contracts ("Forward Contracts") involves special considerations and risks, as described below. Risks pertaining to particular instruments are described in the sections that follow.

                  (1) Successful use of most of these instruments depends upon the Sub-advisor's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While the Sub-advisor is experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed since the skills and techniques needed to trade Forward Contracts are different from those needed to select securities in which a Fund invests.

                  (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of the currency or the investments being hedged. For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which the hedging instrument is traded. The effectiveness of hedges using hedging instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

                  (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Sub-advisor projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Fund could suffer a loss including the possible loss of principal under certain conditions. In either such case, the Fund would have been in a better position had it not hedged at all.

                  (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market of which there is no assurance of any particular time or, in the absence of such a market, the ability and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Funds. In addition, a Fund may be unable to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so. A Fund may also need to sell a security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to set aside securities in connection with hedging transactions.

         Although each Fund is authorized to enter into options, futures and forward currency transactions, it might not enter into any such transactions.

WRITING CALL OPTIONS

         Each Fund may write (sell) call options on securities, indices and currencies. This strategy will be employed only when, in the opinion of the Sub-advisor, the size of the premium a Fund receives for writing the option is adequate to compensate it against the risk that appreciation in the underlying security may not be fully realized if the option is exercised. Call options generally will be written on securities and currencies that, in the opinion of the Sub-advisor are not expected to make any major price moves in the near future but that, over the long term, are deemed to be attractive investments for a Fund.

         A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until (American Style) or on (European Style) a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund's investment objective. When writing a call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency, which will be increased or offset by the premium received. The Funds do not consider a security or currency covered by a call option to be "pledged" as that term is used in the Funds' policies that limit the pledging or mortgaging of their assets.

         Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the security or currency at less than its market value.

         The premium that a Fund receives for writing a call option is deemed to constitute the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period. In determining whether a particular call option should be written, the Sub-advisor will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

         Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both.

         Each Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity normally are higher than those applicable to purchases and sales of portfolio securities.

         The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

         A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from writing the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

WRITING PUT OPTIONS

         Each Fund may write put options on securities, indices and currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The operation of put options in other respects, including their related risks and rewards, is identical substantially to that of call options.

         A Fund generally would write put options in circumstances where the Sub-advisor wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event, the Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premium received.

         Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to sell the security or currency at more than its market value.

PURCHASING PUT OPTIONS

         Each Fund may purchase put options on securities, indices and currencies. As the holder of a put option, a Fund would have the right to sell the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

         A Fund may purchase a put option on an underlying security or currency ("protective put") owned by the Fund to protect against an anticipated decline in the value of the security or currency. Such protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs would reduce any profit otherwise available for distribution when the security or currency is eventually sold.

         A Fund also may purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

PURCHASING CALL OPTIONS

         Each Fund may purchase call options on securities, indices and currencies. As the holder of a call option, a Fund would have the right to purchase the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

         Call options may be purchased by a Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique also may be useful to a Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

         A Fund also may purchase call options on underlying securities or currencies it owns to avoid realizing losses that would result in a reduction of its current return. For example, where a Fund has written a call option on an underlying security or currency having a current market value below the price at which it purchased the security or currency, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency. Accordingly, the Fund could purchase a call option on the same underlying security or currency, which could be exercised to fulfill the Fund's delivery obligations under its written call (if it is exercised). This strategy could allow the Fund to avoid selling the portfolio security or currency at a time when it has an unrealized loss; however, the Fund would have to pay a premium to purchase the call option plus transaction costs.

         Aggregate premiums paid for put and call options will not exceed 5% of a Fund's total assets at the time of purchase.

         Each Fund may attempt to accomplish objectives similar to those involved in its use of Forward Contracts by purchasing put or call options on currencies. A put option gives a Fund as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date. A call option gives a Fund as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund might purchase a currency put option, for example, to protect itself against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which a Fund anticipates purchasing securities.

         Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

         The staff of the SEC considers purchased OTC options to be illiquid securities. A Fund may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party or by a transaction in the secondary market if any such market exists. Although each Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Funds will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

INDEX OPTIONS

         Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier, if the closing level is less than the exercise price.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

         Even if a Fund could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund, as the call writer, will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

         If a Fund purchases an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

INTEREST RATE, CURRENCY AND STOCK INDEX FUTURES

         Each Fund may enter into interest rate or currency futures contracts, and may enter into stock index futures contracts (collectively, "Futures" or "Futures Contracts"), as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. A Fund's transactions may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates and stock prices.

         A Fund will only enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

         Although techniques other than sales and purchases of Futures Contracts could be used to reduce a Fund's exposure to interest rate, currency exchange rate and stock market fluctuations, a Fund may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

         A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (security or currency) for a specified price at a designated date, time and place. An index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading on the contract and the price at which the Futures Contract is originally struck; no physical delivery of the securities comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

         Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts are usually closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

         As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Deutschemarks on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of another Futures Contract of September Deutschemarks on the same exchange. In such instance the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

         Each Fund's Futures transactions will be entered into for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

         "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure a Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be modified significantly from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

         Risks of Using Futures Contracts. The prices of Futures Contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and currency exchange rates, and in stock market movements, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

         There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities or currencies in a Fund's portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest or currency rate trends.

         Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract.

         Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract and options on Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract or option, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract and option prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

         If a Fund were unable to liquidate a Futures or option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

         Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because initial margin deposit requirements in the Futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

OPTIONS ON FUTURES CONTRACTS

         Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account, which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         The purchase of call options on Futures can serve as a long hedge, and the purchase of put options on Futures can serve as a short hedge. Writing call options on Futures can serve as a limited short hedge, and writing put options on Futures can serve as a limited long hedge, using a strategy similar to that used for writing options on securities, foreign currencies or indices.

         If a Fund writes an option on a Futures Contract, it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures Contracts. Premiums received from the writing of an option on a Futures Contract are included in the initial margin deposit.

         A Fund may seek to close out an option position by selling an option covering the same Futures Contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

LIMITATIONS ON USE OF FUTURES, OPTIONS ON FUTURES AND CERTAIN OPTIONS ON CURRENCIES


         To the extent that a Fund enters into Futures Contracts, options on Futures Contracts, and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. In general, a call option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract exceeds the strike, i.e., exercise, price of the call; a put option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract is exceeded by the strike price of the put. This guideline may be modified by the Trust's Board of Trustees without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.


FORWARD CONTRACTS

         To attempt to hedge against adverse movements in exchange rates between currencies, each Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. A Fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. Each Fund may also purchase and sell put and call options on equity and debt securities to hedge against the risk of fluctuations in the prices of securities held by a Fund or that the Sub-advisor intends to include in a Fund's portfolio. Each Fund may also purchase and sell put and call options on stock indices to hedge against overall fluctuations in the securities markets or in a specific market sector.

         A Forward Contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the Forward Contract. The Fund may also, if its contra party agrees, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.

         A Fund engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in a foreign currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, the Fund might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Fund might purchase a currency forward to "lock in" the price of securities denominated in that currency that it anticipates purchasing.

         Forward Contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement and no commissions are charged at any stage for trades. Each Fund will enter into such Forward

Contracts with major U.S. or foreign banks and securities or currency dealers in accordance with the guidelines approved by the Trust's Board of Trustees.

         Each Fund may enter into Forward Contracts either with respect to specific transactions or with respect to the Fund's portfolio positions. The precise matching of the Forward Contract amounts and the value of specific securities generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be predicted accurately, causing a Fund to sustain losses on these contracts and transaction costs.

         At or before the maturity of a Forward Contract requiring a Fund to sell a currency, the Fund either may sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract, if its contra party agrees, entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

         The cost to a Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts usually are entered into on a principal basis, no fees or commissions are involved. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while Forward Contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

FOREIGN CURRENCY STRATEGIES--SPECIAL CONSIDERATIONS

         Each Fund may use options on foreign currencies, Futures on foreign currencies, options on Futures on foreign currencies and Forward Contracts to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

         A Fund might seek to hedge against changes in the value of a particular currency when no Futures Contract, Forward Contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, a Fund may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the Sub-advisor believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

         The value of Futures Contracts, options on Futures Contracts, Forward Contracts, and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of Futures Contracts, Forward Contracts or options, a Fund could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or Futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Futures contracts or options until they reopen.

         Settlement of Futures Contracts, Forward Contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COVER

         Transactions using Forward Contracts, Futures Contracts and options (other than options purchased by a Fund) expose the Fund to an obligation to another party. No Fund will enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, Forward Contracts or Futures Contracts, or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities.

         Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Forward Contract, Futures Contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets are used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.


                                  RISK FACTORS

GENERAL

         There is no assurance that either Fund will achieve its investment objectives. Investing in a Fund entails a substantial degree of risk, and an investment in each Fund should be considered speculative. Investors are strongly advised to consider carefully the special risks involved in investing in emerging markets, and specifically Latin America, which are in addition to the usual risks of investing in developed markets around the world.

         Each Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. Equity securities, particularly common stocks, generally represent the most junior position in an issuer's capital structure and entitle holders to an interest in the assets of an issuer, if any, remaining after all more senior claims have been satisfied. The value of equity securities held by a Fund will fluctuate in response to general market and economic developments, as well as developments affecting the particular issuers of such securities.

         In addition, the value of debt securities held by each Fund generally will fluctuate with the perceived creditworthiness of the issuers of such securities and interest rates.

NON-DIVERSIFIED CLASSIFICATION

         Developing Markets Fund and Latin American Fund are classified under the 1940 Act as "non-diversified" funds. As a result, these Funds will be able to invest in a smaller number of issuers than if they were classified under the 1940 Act as "diversified" funds. To the extent that a Fund invests in a smaller number of issuers, the net asset value of its shares may fluctuate more widely and it may be subject to greater investment and credit risk with respect to its portfolio.

ILLIQUID SECURITIES

         Developing Markets Fund may invest up to 15% of its net assets, and Latin American Fund may invest up to 10% of its net assets, in illiquid securities. Securities may be considered illiquid if a Fund cannot reasonably expect within seven days to sell the security for approximately the amount at which the Fund values such securities. Illiquid securities may be harder to value than liquid securities. The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of liquid securities, such as securities eligible for trading on U.S. securities exchanges or in the over-the-counter markets. Moreover, restricted securities which may be illiquid for purposes of this limitation, often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.

         Latin American Fund may invest in joint ventures, cooperatives, partnerships and state enterprises and other similar vehicles which are illiquid (collectively, "Special Situations"). The Sub-advisor believes that carefully selected investments in Special Situations could enable Latin American Fund to achieve capital appreciation substantially exceeding the appreciation Latin American Fund would realize if it did not make such investments. However, in order to limit investment risk, Latin American Fund will invest no more than 5% of its total assets in Special Situations.

         Illiquid securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

         Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, as amended ("1933 Act"), including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

         With respect to liquidity determinations generally, the Trust's Board of Trustees has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the 1933 Act, are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to the Sub-advisor in accordance with procedures approved by the Board. The Sub-advisor takes into account a number of factors in reaching liquidity decisions, including (i) the frequency of trading in the security, (ii) the number of dealers who make quotes for the security, (iii) the number of dealers who have undertaken to make a market in the security, (iv) the number of other potential purchasers and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The Sub-advisor monitors the liquidity of securities in each Fund's portfolio and periodically reports such determinations to the Board. If the liquidity percentage restriction of a Fund is satisfied at the time of investment, a later increase in the percentage of illiquid securities held by the Fund resulting from a change in market value or assets will not constitute a violation of that restriction. If as a result of a change in market value or assets, the percentage of illiquid securities held by a Fund increases above the applicable limit, the Sub-advisor will take appropriate steps to bring the aggregate amount of illiquid assets back within the prescribed limitations as soon as reasonably practicable, taking into account the effect of any disposition on the Fund.

DEBT SECURITIES

         The value of the debt securities held by a Fund generally will vary inversely with market interest rates. If interest rates in a market fall, a Fund's debt securities issued by governments or companies in that market ordinarily will increase in value. If market interest rates increase, however, the debt securities owned by a Fund in that market will likely decrease in value. Latin American Fund may invest up to 50% of its total assets in debt securities of any rating. Developing Markets Fund may invest up to 50% of its total assets in debt securities rated below investment grade. All such investments involve a high degree of risk.

         Debt rated Baa by Moody's is considered by Moody's to have speculative characteristics. Debt rated BB, B, CCC, CC or C by S&P, and debt rated Ba, B, Caa, Ca or C by Moody's is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such lower quality debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated C by Moody's or S&P is the lowest rated debt that is not in default as to principal or interest and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Lower quality debt securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. These foreign debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds."

         Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

         The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank, and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and may be subordinated to the claims of other creditors of the issuer.

         Lower quality debt securities frequently have call or buy-back features which would permit an issuer to call or repurchase the security from a Fund. In addition, a Fund may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio. Each Fund may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

         In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which a Fund may invest include: (i) potential adverse publicity; (ii) heightened sensitivity to general economic or political conditions; and (iii) the likely adverse impact of a major economic recession.

         Each Fund may invest in debt securities, including Brady Bonds, issued as part of debt restructurings and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds.

         Each Fund may also incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and a Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets (including those in Latin American markets) can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

LOAN PARTICIPATIONS AND ASSIGNMENTS

         Developing Markets Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited, and the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a Fund's ability to dispose of particular Assignments or Participations when necessary to meet its liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

FOREIGN SECURITIES

         Political, Social and Economic Risks. Investing in securities of non-U.S. companies may entail additional risks due to the potential political, social and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

         In addition, even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.



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         Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of Latin American countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by the Funds. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Funds will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Funds could lose their entire investment in such countries. The Funds' investments would similarly be adversely affected by exchange control regulation in any of those countries.

         Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries with emerging markets.

         Emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

         Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, currency depreciation, resource self-sufficiency and balance of payments positions. Investments in foreign government securities involve special risks, including the risk that the government issuers may be unable or unwilling to repay principal or interest when due.

         Religious and Ethnic Stability. Certain countries in which the Funds may invest may have groups that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Fund's investment in those countries. Instability may also result from, among other things, (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means, (ii) popular unrest associated with demands for improved political, economic and social conditions and (iii) hostile relations with neighboring or other countries. Such political, social and economic instability could disrupt the principal financial markets in which the Funds invest and adversely affect the value of the Funds' assets.

         Foreign Investment Restrictions. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Funds. For example, certain countries require prior governmental approval before investments by foreign persons may be made or may limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. If there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

         Non-Uniform Corporate Disclosure Standards and Governmental Regulation. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such



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markets, and enforcement of existing regulations has been extremely limited.
Foreign companies are subject to accounting, auditing and financial standards and requirements that differ in some cases significantly from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the securities held by the Funds will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning most foreign issuers of securities held by the Funds than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Sub-advisor will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers. Issuers of securities on foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as restrictions on market manipulation, insider trading rules, shareholder proxy requirements and timely disclosure of information. In addition, for companies that keep accounting records in local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits.

         Currency Fluctuations. Because the Funds, under normal circumstances, each will invest a substantial portion of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of each Fund's investment performance. Changes in currency exchange rates will influence the value of a Fund's shares, and also may affect the value of dividends and interest earned by a Fund and gains and losses realized by a Fund. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of that Fund. Moreover, if the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements.

         Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affecting the world economy. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars.

         Some countries also may have fixed currencies where values against the U.S. dollar are not independently determined. In addition, there is a risk that certain countries may restrict the free conversion of their currencies into other currencies. Further, certain currencies may not be internationally traded.

         Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to



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a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to sell that currency to the dealer.

         Many of the currencies of emerging market countries including Latin American countries, have experienced steady devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund.

         Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds' interests in securities denominated in such currencies.

         Some countries also may have fixed currencies whose values against the U.S. dollar are not independently determined. In addition, there is a risk that certain countries may restrict the free conversion of their currencies into other currencies. Further, certain currencies may not be internationally traded.


         On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), namely Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. It is anticipated that each participating country will replace its local currency with the euro on July 1, 2002. Any other European country that is a member of the European Union and satisfies the criteria for participation in the EMU may elect to participate in the EMU and may supplement its existing currency with the euro. The anticipated replacement of existing currencies with the euro on July 1, 2002 could cause market disruptions before or after July 1, 2002 and could adversely affect the value of securities held by a Fund.







         Adverse Market Characteristics. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities markets and brokers generally are subject to less governmental supervision and regulation than in the United States and foreign securities transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Funds are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Sub-advisor will consider such difficulties when determining the allocation of the Funds' assets, although the Sub-advisor does not believe that such difficulties will have a material adverse effect on the Funds' portfolio trading activities.


         Each Fund may use foreign custodians, which are generally more expensive than those in the U.S. and may involve risks in addition to those related to the use of U.S. custodians. Such risks include uncertainties relating to (i) determining and monitoring the financial strength, reputation and standing of the foreign custodian, (ii) maintaining appropriate safeguards to protect a Fund's investments, (iii) possible difficulties in obtaining and enforcing judgments against such custodians and (iv) different settlement and clearance procedures which may be unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.



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


         A high proportion of the shares of many Latin American companies may be held by a limited number of persons, which may further limit the number of shares available for investment by the Funds, particularly Latin American Fund. A limited number of issuers in most, if not all, Latin American securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of Latin American securities markets also may affect a Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, certain Latin American securities markets, including those of Argentina, Brazil, Chile and Mexico, are susceptible to being influenced by large investors trading significant blocks of securities or by large dispositions of securities resulting from the failure to meet margin calls when due.

         The high volatility of certain Latin American securities markets is evidenced by dramatic movements in the Brazilian and Mexican markets in recent years. This market volatility may result in greater volatility in a Fund's net asset value than would be the case for companies investing in domestic securities. If a Fund were to experience unexpected net redemptions, it could be forced to sell securities in its portfolio without regard to investment merit, thereby decreasing the asset base over which Fund expenses can be spread and possibly reducing the Fund's rate of return.

         Withholding Taxes. Each Fund's net investment income from securities of foreign issuers may be subject to withholding taxes by the foreign issuer's country, thereby reducing that income or delaying the receipt of income where those taxes may be recaptured. See "Dividends, Distributions and Tax Matters."

         Concentration. To the extent a Fund invests a significant portion of its assets in securities of issuers located in a particular country or region of the world, it may be subject to greater risks and may experience greater volatility than a fund that is more broadly diversified geographically.

         Special Considerations Affecting Emerging Markets. Investing in equity securities of companies in emerging markets may entail greater risks than investing in equity securities in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility;
(iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

         Investing in the securities of companies in emerging markets, including the markets of Latin America and certain Asian markets such as Taiwan, Malaysia and Indonesia, may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

         Emerging securities markets such as the markets of Latin America are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value in issuers compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. In addition, securities traded in certain emerging markets may be subject to risks due to the inexperience of financial intermediaries, a lack of modern technology, the lack of a sufficient capital base to expand business operations, and the possibility of permanent or temporary termination of trading.

         In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have



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been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

         The securities markets of emerging countries including Latin American countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the developed countries. The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits registered investment companies, such as the Funds, to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, when a Fund believes that circumstances dictate, it will promptly apply to the SEC for a determination that such an emergency exists within the meaning of Section 22(e) of the 1940 Act. During the period commencing from a Fund's identification of such conditions until the date of any SEC action, a Fund's portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Trust's Board of Trustees.

         Settlement mechanisms in emerging securities markets may be less efficient and reliable than in more developed markets. In such emerging securities there may be share registration and delivery delays or failures.

         Many emerging market countries including countries in Latin America have experienced substantial, and in some periods extremely high, rates of inflation for many years. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check and a generally debilitating effect on economic growth. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries including countries in Latin America.

         Special Considerations Affecting Russia and Eastern European Countries. Investing in Russia and Eastern European countries involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets and should be considered highly speculative. Such risks include the following: (1) delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody; (2) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgement; (3) pervasiveness of corruption and crime in the economic system; (4) currency exchange rate volatility and the lack of available currency hedging instruments; (5) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation) and high unemployment; (6) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the ability of Developing Markets Fund to exchange local currencies for U.S. dollars; (7) political instability and social unrest and violence; (8) the risk that the governments of Russia and Eastern European countries may decide not to continue to support the economic reform programs implemented recently and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed when such countries had a communist form of government; (9) the financial condition of companies in these countries, including large amounts of inter-company debt which may create a payments crisis on a national scale; (10) dependency on exports and the corresponding importance of international trade;
(11) the risk that the tax system in these countries will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (12) the underdeveloped nature of the securities markets.

         Special Considerations Affecting Pacific Region Countries. Certain of the risks associated with international investments are heightened for investments in Pacific region countries. For example, some of the currencies of Pacific region countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain countries, such as India, face serious exchange constraints.



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         Many of the Asia Pacific region countries may be subject to a greater degree of social, political and economic instability than is the case in the United States. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, and changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies;
(iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the principal financial markets in which Developing Markets Fund invests and adversely affect the value of such Fund's assets. In addition, asset expropriations or future confiscatory levels of taxation possibly may affect the Fund.




         The economies of most of the Asia Pacific region countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asia Pacific region countries. In addition, the economies of some of the Asia Pacific region countries, Australia and Indonesia, for example, are vulnerable to weakness in world prices for their commodity exports, including crude oil.

         China assumed sovereignty over Hong Kong in July 1997. Although China has committed by treaty to preserve the economic and social freedoms enjoyed in Hong Kong for fifty years, the continuation of the current form of the economic system in Hong Kong will depend on the actions of the government of China. In addition, such assumption of sovereignty has increased sensitivity in Hong Kong to political developments and statements by public figures in China. Business confidence in Hong Kong, therefore, can be significantly affected by such developments and statements, which in turn can affect markets and business performance.

         In addition, there is a continuing risk that the Hong Kong dollar will be devalued and a risk of possible loss of investor confidence in the Hong Kong markets and dollar. However, factors exist that are likely to mitigate this risk. First, China has stated its intention to implement a "one country, two systems" policy, which would preserve monetary sovereignty and leave control in the hands of the Hong Kong Monetary Authority ("HKMA").

         Second, fixed rate parity with the U.S. dollar is seen as critical to maintaining investors' confidence in the transition to Chinese rule, and, therefore, it is anticipated that, if international investors lose confidence in Hong Kong dollar assets, the HKMA would intervene to support the currency, though such intervention cannot be assured. Third, Hong Kong's and China's sizable combined foreign exchange reserve may be used to support the value of the Hong Kong dollar, provided that China does not appropriate such reserves for other uses, which is not anticipated but cannot be assured. Finally, China would be likely to experience significant adverse political and economic consequences if confidence in the Hong Kong dollar and the territory assets were to be endangered.

         Special Considerations Affecting Latin American Countries. Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries. Certain Latin American countries are also among the largest debtors to commercial banks and foreign governments. At times certain Latin American countries have declared moratoria on the payment of principal and/or interest on external debt. The Funds, particularly Latin American Fund, may invest in debt securities, including Brady Bonds, issued as part of debt restructurings and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. In addition, certain Latin American securities markets have experienced high volatility in recent years.

         The securities of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Latin American countries may also close certain sectors of their economies to equity investments by foreigners. The limited size of many Latin



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American securities markets and limited trading volume in issuers compared to volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Further due to the absence of securities markets and publicly owned corporations and due to restrictions on direct investment by foreign entities, investments may only be made in certain Latin American countries solely or primarily through governmentally approved investment vehicles or companies.

         Certain Latin American countries may have managed currencies that are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994, the value of the Mexican peso lost more than one-third of its value relative to the U.S. dollar.

         It should be noted that some Latin American countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. For instance, at present, capital invested directly in Chile cannot under most circumstances be repatriated for at least one year. The Funds, particularly Latin American Fund, could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

         Sovereign Debt. Each Fund may invest in sovereign debt securities of emerging market governments. Investments in such securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable to unwilling to repay principal or interest when due in accordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations and in turn a Fund's net asset value, to a greater extent than the volatility inherent in domestic fixed income securities. Sovereign Debt generally offers high yields, reflecting not only perceived credit risk, but also the need to compete with other local investments in domestic financial markets. Certain Latin American countries are among the largest debtors to commercial banks and foreign governments. A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy towards the International Monetary Fund and the political constraints to which a sovereign debtor may be subject. Sovereign debtors may default on their Sovereign Debt. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due, may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

         In recent years, some of the emerging market and Latin American countries in which the Funds expect to invest have encountered difficulties in servicing their Sovereign Debt. Some of these countries have withheld payments of interest and/or principal of Sovereign Debt. These difficulties have also led to agreements to restructure external debt obligations--in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of Sovereign Debt may be requested to participate in similar reschedulings of such debt. Certain emerging markets countries are among the largest debtors to commercial banks and foreign governments. Currently, Brazil, Mexico and Argentina are the largest debtors among developing countries. At times, certain emerging markets countries have declared a moratorium on the payment of principal and interest on external debt; such a moratorium is currently in effect for certain emerging market countries. There is no bankruptcy proceeding by which a creditor may collect in whole or in part sovereign debt on which an emerging market government has defaulted.

         The ability of emerging market and Latin American governments to make timely payments on their Sovereign Debt is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

         The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Fund's investments. The countries issuing such instruments are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Sub-advisor intends to manage each Fund's portfolio in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Funds to suffer losses of interest or principal on any of their holdings.

         Sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. The Funds may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors.

         Periods of economic uncertainty may result in the volatility of market prices of Sovereign Debt and in turn, a Fund's net asset value, to a greater extent than the volatility inherent in domestic securities. The value of Sovereign Debt will likely vary inversely with changes in prevailing interest rates, which are subject to considerable variance in the international market. If a Fund were to experience unexpected net redemptions, it may be forced to sell Sovereign Debt in its portfolio without regard to investment merit, thereby decreasing its asset base over which Fund expenses can be spread and possibly reducing its rate of return.


                             INVESTMENT LIMITATIONS

DEVELOPING MARKETS FUND

         Developing Markets Fund has adopted the following investment limitations as fundamental policies which may not be changed without approval of a majority of the Fund's outstanding shares.

         Developing Markets Fund may not:

                  (1) issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of Developing Markets Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;

                  (2) purchase any security if, as a result of that purchase, 25% or more of Developing Markets Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

                  (3) engage in the business of underwriting securities of other issuers, except to the extent that Developing Markets Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

                  (4) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that Developing Markets Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

                  (5) purchase or sell physical commodities, but Developing Markets Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

                  (6) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

         Notwithstanding any other investment policy, Developing Markets Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

         For purposes of the concentration policy of Developing Markets Fund contained in limitation (2) above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any one single foreign government, or by all supranational organizations in the aggregate, are considered to be securities of issuers in the same industry.

         In addition, to comply with federal tax requirements for qualification as a "regulated investment company" ("RIC"), Developing Markets Fund's investments will be limited so that, at the close of each quarter of its taxable year, (a) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other
RICs) of any one issuer and (b) at least 50% of the value of its total assets is represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the issuer's outstanding voting securities ("Diversification Requirements"). These tax-related limitations may be changed by the Trust's Board of Trustees to the extent necessary to comply with changes to applicable tax requirements.

         The following investment policy of Developing Markets Fund is not a fundamental policy and may be changed by vote of the Trust's Board of Trustees without shareholder approval: Developing Markets Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

         Investors should refer to the Developing Markets Fund's Prospectus for further information with respect to the Developing Markets Fund's investment objective, which may not be changed without the approval of its shareholders, and other investment policies, techniques and limitations, which may be changed without shareholder approval.

LATIN AMERICAN FUND

         Latin American Fund has adopted the following investment limitations as fundamental policies which may not be changed without approval of a majority of the Fund's outstanding shares.

         Latin American Fund may not:

                  (1) Purchase any security if, as a result of that purchase, 25% or more of Latin American Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

                  (2) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that Latin American Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

                  (3) Engage in the business of underwriting securities of other issuers, except to the extent that Latin American Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

                  (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

                  (5) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of Latin American Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or

                  (6) Purchase or sell physical commodities, but Latin American Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

         Notwithstanding any other investment policy, Latin American Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

         For purposes of Latin American Fund's concentration policy contained in limitation (1), above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government are considered to be securities of issuers in the same industry.

         The following operating policies of Latin American Fund are not fundamental policies and may be changed by vote of the Trust's Board of Trustees without shareholder approval. Latin American Fund may not:


                  (1) Invest in securities of an issuer if the investment would cause Latin American Fund to own more than 10% of any class of securities of any one issuer, except that the Fund may purchase securities of Affiliated Money Market Funds to the extent permitted by exemptive order;


                  (2) Invest in companies for the purpose of exercising control or management;

                  (3) Invest more than 10% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market;

                  (4) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of Latin American Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into;

                  (5) Make any additional investments while borrowings exceed 5% of Latin American Fund's total assets;

                  (6) Purchase securities on margin, provided that Latin American Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

                  (7) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.


         Latin American Fund has the authority to invest up to 10% of its total assets in shares of other investment companies pursuant to the 1940 Act. The Fund may not invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company, except that the Fund may purchase securities of Affiliated Money Market Funds to the extent permitted by exemptive order.


         Investors should refer to the Latin American Fund's Prospectus for further information with respect to the Latin American Fund's investment objective, which may not be changed without the approval of its shareholders, and other investment policies, techniques and limitations, which may be changed without shareholder approval.


                       EXECUTION OF PORTFOLIO TRANSACTIONS

         Subject to policies established by the Trust's Board of Trustees, the Sub-advisor is responsible for the execution of each Fund's portfolio transactions and the selection of broker/dealers who execute such transactions on behalf of the Funds. In executing portfolio transactions, the Sub-advisor seeks the best net results for each Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Although the Sub-advisor generally seeks reasonably competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. While the Funds may engage in soft dollar arrangements for research services, as described below, the Funds have no obligation to deal with any broker/dealer or group of broker/dealers in the execution of portfolio transactions.

         Debt securities generally are traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. U.S. and foreign government securities and money market instruments generally are traded in the OTC markets. In underwritten offerings, securities usually are purchased at a fixed price which includes an amount of compensation to the underwriter. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. Broker/dealers may receive commissions on futures, currency and options transactions.

         Consistent with the interests of each Fund, the Sub-advisor may select brokers to execute a Fund's portfolio transactions, on the basis of the research and brokerage services they provide to the Sub-advisor for its use in managing the Fund and its other advisory accounts. Such services may include furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Broker/dealers may communicate such information electronically, orally, in written form or on computer software. Research and brokerage services received from such brokers are in addition to, and not in lieu of, the services required to be performed by the Sub-advisor under the investment management and administration contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-advisor determines in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of the Sub-advisor to a Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits it received over the long term. Research services may also be received from dealers who execute Fund transactions in OTC markets.


         The Sub-advisor may allocate brokerage transactions to broker/dealers who have entered into arrangements under which the broker/dealer allocates a portion of the commissions paid by a Fund toward payment of the Fund's expenses, such as transfer agent and custodian fees.

         Investment decisions for each Fund and for other investment accounts managed by the Sub-advisor are made independently of each other in light of differing conditions. However, the same investment decision occasionally may be made for two or more of such accounts including the Funds. In such cases, simultaneous transactions may occur.

         Purchases or sales are then allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases, the Sub-advisor believes that coordination and the ability to participate in volume transactions will be beneficial to that Fund.

         Under a policy adopted by the Trust's Board of Trustees, and subject to the policy of obtaining the best net results, the Sub-advisor may consider a broker/dealer's sale of the shares of a Fund and the other funds for which AIM or the Sub-advisor serves as investment manager in selecting brokers and dealers for the execution of portfolio transactions. This policy does not imply a commitment to execute portfolio transactions through all broker/dealers that sell shares of the Funds and such other funds.

         Each Fund contemplates purchasing most foreign equity securities in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on U.S. transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

         Foreign equity securities may be held by each Fund in the form of ADRs, ADSs, EDRs, GDRs, CDRs or securities convertible into foreign equity securities. ADRs, ADSs, EDRs, GDRs and CDRs may be listed on stock exchanges, or traded in the OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which a Fund may invest generally are traded in the OTC markets.

         Each Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through certain companies affiliated with AIM or the Sub-advisor. The Trust's Board of Trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which they are operating. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

         The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of a Fund, provided the conditions of an exemptive order received by the Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund provided the Funds follow procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.


         For the fiscal years ended October 31, 1999 and 1998, Developing Markets Fund paid aggregate brokerage commissions of $732,921 and $1,409,401, and for the fiscal year ended October 31, 1997, the Predecessor Fund paid aggregate brokerage commissions of $2,212,022. For the fiscal years ended October 31, 1999, 1998 and 1997, Latin American Fund paid aggregate brokerage commissions of $252,182, $700,006 and $2,719,660, respectively.


PORTFOLIO TRADING AND TURNOVER

         Each Fund engages in portfolio trading when the Sub-advisor has concluded that the sale of a security owned by the Fund and/or the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise. Consistent with each Fund's investment objective, a security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities. Although none of the Funds generally intends to trade for short-term profits, the securities in a Fund's portfolio will be sold whenever management believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by a Fund's average month-end portfolio values, excluding short-term investments. The portfolio turnover rate will not be a limiting factor when the Sub-advisor deems portfolio changes appropriate. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that a Fund will bear directly and may result in the realization of net capital gains that are taxable when distributed to that Fund's shareholders.


         The portfolio turnover rates for Developing Markets Fund and Latin American Fund the last two fiscal years were as follows:




                                                         YEAR ENDED      YEAR ENDED
                                                          OCT. 31,        OCT. 31,
                                                            1999            1998
                                                         ----------      ----------
Developing Markets Fund ............................            125%            111%
Latin American Fund ................................             30%             39%


         High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs that the Fund will bear directly and could result in the realization of net capital gains which would be taxable when distributed to shareholders. See "Dividends, Distributions and Tax Matters."


                                   MANAGEMENT


         The Trust's Board of Trustees has overall responsibility for the operation of the Funds. The Trust's Board of Trustees has approved all significant agreements between the Trust on the one side and persons or companies furnishing services to the Fund on the other, including the investment management and administration agreement with AIM, the investment sub-advisory agreement between AIM and the Sub-advisor, the agreements with AIM Distributors regarding distribution of the Fund's shares, the custody agreement and the transfer agency agreement. The day-to-day operations of the Fund are delegated to the officers of the Trust, subject always to the investment objectives and policies of the Fund and to the general supervision of the Trust's Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and AIM Management Group Inc. ("AIM Management"), the parent corporation of AIM.

TRUSTEES AND EXECUTIVE OFFICERS

         The Trust's Trustees and Executive Officers are listed below. Unless otherwise indicated, the address of each Executive Officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.



============================================================================================================================
                                           POSITIONS
                                           HELD WITH
NAME, ADDRESS AND AGE                      REGISTRANT     PRINCIPAL OCCUPATION WITH REGISTRANT
-------------------------------------   ----------------  ------------------------------------------------------------------
*ROBERT H. GRAHAM (53)                    Trustee,        Director, President and Chief Executive Officer, A I M
                                        Chairman and      Management Group, Inc.; Director and President,
                                         President        A I M Advisors, Inc.; Director and Senior Vice President,
                                                          A I M Capital Management, Inc., A I M Distributors, Inc.,
                                                          A I M Fund Services, Inc. and Fund Management Company; and
                                                          Director and Chief Executive Officer, Managed Products,
                                                          AMVESCAP PLC.
-------------------------------------   ----------------  ------------------------------------------------------------------
C. DEREK ANDERSON (58)                      Trustee       Senior Managing Partner, Plantagenet Capital Management, LLC
220 Sansome Street                                        (an investment partnership); Chief Executive Officer,
Suite 400                                                 Plantagenet Holdings, Ltd. (an investment banking firm); and
San Francisco, CA 94104                                   Director, Premium Wear, Inc. (formerly Munsingwear, Inc.) (a casual apparel company), "R" Homes, Inc., Big Online Inc.,
                                                          Champagne Albert Le Brun and various other privately owned companies.
-------------------------------------   ----------------  ------------------------------------------------------------------
FRANK S. BAYLEY (60)                        Trustee       Partner, law firm of Baker & McKenzie; Director and
Two Embarcadero Center                                    Chairman, C.D. Stimson Company (a private investment
Suite 2400                                                company) and Stimson Marina, Inc., (a subsidiary of C.D.
San Francisco, CA 94111                                   Stimson Company); and Trustee, The Badgley Funds.
-------------------------------------   ----------------  ------------------------------------------------------------------
RUTH H. QUIGLEY (65)                        Trustee       Private investor; and President, Quigley Friedlander & Co.,
1055 California Street                                    Inc. (a financial advisory services firm) from 1984 to 1986.
San Francisco, CA 94108
-------------------------------------   ----------------  ------------------------------------------------------------------
SAMUEL D. SIRKO (40)                     Vice President   Vice President, Assistant General Counsel and Assistant
                                         and Secretary    Secretary, A I M Advisors, Inc.; and Assistant General
                                                          Counsel and Assistant Secretary, A I M Management Group,
                                                          Inc., A I M Capital Management, Inc., A I M Distributors,
                                                          Inc., A I M Fund Services, Inc. and Fund Management Company.
-------------------------------------   ----------------  ------------------------------------------------------------------
MELVILLE B. COX (56)                     Vice President   Vice President and Chief Compliance Officer, A I M Advisors,
                                                          Inc., A I M Capital Management, Inc., A I M Distributors,
                                                          Inc., A I M Fund Services, Inc. and Fund Management Company.
============================================================================================================================



----------------------

* A trustee who is an "interested person" of the Trust and A I M Advisors, Inc. as defined in the 1940 Act.

============================================================================================================================
                                           POSITIONS
                                           HELD WITH
NAME, ADDRESS AND AGE                      REGISTRANT     PRINCIPAL OCCUPATION WITH REGISTRANT
-------------------------------------   ----------------  ------------------------------------------------------------------
GARY T. CRUM (52)                        Vice President   Director and President, A I M Capital Management, Inc.;
                                                          Director and Executive Vice President, A I M Management
                                                          Group Inc.; Director and Senior Vice President, A I M
                                                          Advisors, Inc.; and Director, A I M Distributors, Inc. and
                                                          AMVESCAP PLC.
-------------------------------------   ----------------  ------------------------------------------------------------------
CAROL F. RELIHAN (45)                    Vice President   Director, Senior Vice President, General Counsel and
                                                          Secretary, A I M Advisors, Inc.; Senior Vice President,
                                                          General Counsel and Secretary, A I M Management Group Inc.;
                                                          Director, Vice President and General Counsel, Fund
                                                          Management Company; Vice President and General Counsel,
                                                          A I M Fund Services, Inc.; and Vice President, A I M Capital
                                                          Management, Inc. and A I M Distributors, Inc.
-------------------------------------   ----------------  ------------------------------------------------------------------
DANA R. SUTTON (41)                      Vice President   Vice President and Fund Controller, A I M Advisors, Inc.;
                                         and Treasurer    and Assistant Vice President and Assistant Treasurer, Fund
                                                          Management Company.
============================================================================================================================


         The Board of Trustees has a Nominating and Audit Committee, comprised of Miss Quigley (Chairman) and Messrs. Anderson and Bayley, which is responsible for nominating persons to serve as Trustees, reviewing audits of the Trust and its funds and recommending firms to serve as independent auditors for the Trust. All of the Trust's Trustees also serve as directors or trustees of some or all of the other investment companies managed, administered or advised by AIM. All of the Trust's executive officers hold similar offices with some or all of the other investment companies managed, administered or advised by AIM.


         Each Trustee who is not a director, officer or employee of AIM and/or the Sub-advisor or any affiliated company is paid an annual retainer component plus a per-meeting fee component, and reimbursed travel and other expenses incurred in connection with attendance at such meetings. Other Trustees and Officers receive no compensation or expense reimbursement from the Trust. For the fiscal year ended October 31, 1999, Mr. Anderson, Mr. Bayley, Mr. Arthur C. Patterson (a trustee until September 27, 1999, when he retired) and Miss Quigley, who are not trustees, officers or employees of the Sub-advisor or any affiliated company, received total compensation of $50,353, $51,376, $45,584 and $51,376, respectively, from the Trust for their services as Trustees. For the fiscal year ended October 31, 1999, Mr. Anderson, Mr. Bayley, Mr. Patterson and Miss Quigley, who are not directors, officers or employees of the Sub-advisor or any other affiliated company, received total compensation of $101,833, $103,833, $93,583 and $103,083, respectively, from the investment companies managed or administered by AIM and sub-advised or sub-administered by the Sub-advisor for which he or she serves as a Director or Trustee. Fees and expenses disbursed to the Trustees contained no accrued or payable pension or retirement benefits.


INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES


         AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046, was organized in 1976 and, together with its subsidiaries, manages or advises approximately 120 investment portfolios encompassing a broad range of investment objectives. INVESCO Asset Management Limited, 11 Devonshire Square, London, EC2M 4YR, England, has provided investment management and/or administrative services to pension funds, insurance funds, index funds, unit trusts, offshore funds and a variety of institutional accounts since 1967. AIM, the Sub-advisor and their world-wide asset management affiliates provide investment management and/or administrative services to institutional, corporate and individual clients around the world.

         AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM is also the sole shareholder of the Funds' principal underwriter, AIM Distributors.

         AIM Management, AIM and the Sub-Advisor are indirect wholly owned subsidiaries of AMVESCAP PLC, 11 Devonshire Square, London, EC2M 4YR, England. AMVESCAP PLC and its subsidiaries are an independent management group that has a significant presence in the institutional and retail segment of the investment management industry in North America and Europe, and a growing presence in Asia. Certain directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management" herein.

         In addition to the investment resources of their Houston and London offices, AIM and the Sub-advisor draw upon the expertise, personnel, data and systems of other offices in Atlanta, Boston, Dallas, Denver, Louisville, Miami, New York, Portland (Oregon), Frankfurt, Hong Kong, Singapore, Sydney, Tokyo and Toronto. In managing the Funds and the Portfolio, AIM and the Sub-advisor employ a team approach, taking advantage of their investment resources around the world.

         AIM serves as each Fund's investment manager and administrator under an investment management and administration contract ("Management Contract") between the Trust and AIM. The Sub-advisor serves as the sub-advisor to each Fund under a sub-advisory contract between AIM and the Sub-advisor ("Sub-Management Contract," and together with the Management Contract, the "Management Contracts"). As investment managers and administrators, AIM and the Sub-advisor make all investment decisions for the Funds and administer each Fund's affairs. AIM and the Sub-advisor also determine the composition of each Fund's portfolio, places orders to buy, sell or hold particular securities and supervise all matters relating to each Fund's operation. Among other things, AIM and the Sub-advisor furnish the services and pay the compensation and travel expenses of persons who perform the executive, administrative, clerical and bookkeeping functions of the Trust and the Funds, and provide suitable office space, necessary small office equipment and utilities.



         For these services, each Fund pays AIM investment management and administration fees, computed daily and paid monthly, based on its average daily net assets, at the annualized rate of 0.975% on the first $500 million, 0.95% on the next $500 million, 0.925% on the next $500 million and 0.90% on the amounts thereafter. AIM pays the Sub-advisor sub-advisory fees computed weekly and paid monthly, based on each Fund's average daily net assets, at the annualized rate of 0.39% of the first $500 million, 0.38% on the next $500 million, 0.37% on the next $500 million, and 0.36% on the amounts thereafter. The investment management and administration fees paid by the Funds are higher than those paid by most mutual funds. The Funds pay all expenses not assumed by AIM, the Sub-advisor, AIM Distributors or other agents. AIM has undertaken to limit each Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the annual rate of 2.00%, 2.50% and 2.50% of the average daily net assets of each Fund's Class A, Class B and Class C shares, respectively, until June 30, 2000.


         The Management Contracts for each Fund may be renewed for one-year terms, provided that any such renewal has been specifically approved at least annually by (i) the Trust's Board of Trustees, or by the vote of a majority of a Fund's outstanding voting securities (as defined in the 1940 Act) and (ii) a majority of Trustees who are not parties to the Management Contracts or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the specific purpose of voting on such approval. The Management Contracts provide that with respect to each Fund, the Trust or each of AIM or the Sub-advisor may terminate the Management Contracts without penalty upon sixty days' written notice. The Management Contracts terminate automatically in the event of their assignment (as defined in the 1940 Act).

         AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.




         In placing securities for a Fund's portfolio transactions, the Sub-advisor seeks to obtain the best net results. Consistent with its obligation to obtain the best net results, the Sub-advisor may consider a broker/dealer's sale of shares of the AIM Funds as a factor in considering through whom portfolio transactions will be effected. Brokerage transactions may be executed through affiliates of AIM or the Sub-advisor.


         For the fiscal years ended October 31, 1999, 1998 and 1997, each Fund paid AIM and the prior manager and administrator the following net investment management and administration fees:




                                                                                  1999            1998              1997
                                                                                --------     -------------     -------------
Developing Markets Fund*..............................................          $813,308     $   1,049,576     $   7,383,823
Latin American Fund ..................................................           379,902         1,738,497         3,538,586



* The Predecessor Fund of Developing Markets Fund paid the investment management and administration fees for the fiscal year ended October 31, 1997.



         For the fiscal year ended October 31, 1999 and 1998, AIM waived management fees for Developing Markets Fund in the amounts of $747,433 and $691,157, respectively, and Latin American Fund in the amounts of $572,144 and $297,829, respectively.



         INVESCO Asset Management Limited became sub-advisor to the Funds effective June 1, 1998. Prior to that date, INVESCO Asset Management Limited's predecessor served as sub-advisor.



         For the fiscal years ended October 31, 1999, 1998 and 1997, AIM and the prior investment manager and administrator paid, with respect to the Funds, the following sub-advisory fees:



                                                                                  1999             1998             1997
                                                                                --------         --------        ----------
Developing Markets Fund*..............................................          $325,323         $419,830        $2,953,529
Latin American Fund...................................................           151,961          695,399         1,415,434






         AIM also serves as the Funds' pricing and accounting agent pursuant to the Master Accounting Services Agreement. For these services, the Funds' pay AIM such fees as are determined in accordance with methodologies established, from time to time, by the Trust's Board of Trustees.

         For the fiscal years ended October 31, 1999, 1998 and 1997, each Fund paid the current and former advisers the following accounting services fees:




                                                                                  1999             1998            1997
                                                                                -------          -------         --------
Developing Markets Fund*..............................................          $42,462          $53,782         $108,484
Latin American Fund...................................................           38,349           55,950           90,733



* The Predecessor Fund of Developing Markets Fund paid the accounting services fees for the fiscal year ended October 31, 1997.


                             THE DISTRIBUTION PLANS

THE CLASS A AND C PLAN


         The Trust has adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to the Class A and Class C shares of the Funds (the "Class A and C Plan"). The Class A and C Plan provides that the Class A shares of each Fund pays 0.50% per annum of the average daily net assets attributable to Class A shares as compensation to AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares. Under the Class A and C Plan, Class C shares of each fund pay compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class C shares. The Class A and C Plan is designed to compensate AIM Distributors, on a quarterly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of a Fund. Payments can also be directed by AIM Distributors to selected institutions who have entered into service agreements with respect to Class A and Class C shares of each Fund and who provide continuing personal services to their customers who own Class A and Class C shares of the Fund. The service fees payable to selected institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts which were purchased on or after a prescribed date set forth in the Plan. Activities appropriate for financing under the Class A and C Plan include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class A and C Plan.

         Of the aggregate amount payable under the Class A and C Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Fund, in amounts of up to 0.25% of the average net assets of the Fund attributable to the customers of such dealers or financial institutions are characterized as a service fee, and payments to dealers and other financial institutions in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Class A and C Plan. The Class A and C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Fund. The Class A and C Plan does not obligate the Fund to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Class A and C Plan on behalf of the Fund. Thus, under the Class A and C Plan, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Fund will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

THE CLASS B PLAN

         The Trust has also adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of the Funds (the "Class B Plan", and collectively with the Class A and C Plan, the "Plans"). Under the Class B Plan, each Fund pays compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class B shares. Of such amount, each Fund pays a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected dealers and other institutions which furnish continuing personal shareholder services to their customers who purchase and own Class B shares. Any amounts not paid as a service fee would constitute an asset-based sales charge. Amounts paid in accordance with the Class B Plan may be used to finance any activity primarily intended to result in the sale of Class B shares, including but not limited to printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class B Plan.

BOTH PLANS

         Pursuant to an incentive program, AIM Distributors may enter into agreements ("Shareholder Service Agreements") with investment dealers selected from time to time by AIM Distributors for the provision of distribution assistance in connection with the sale of the Funds' shares to such dealers' customers, and for the provision of continuing personal shareholder services to customers who may from time to time directly or beneficially own shares of the Funds. The distribution assistance and continuing personal shareholder services to be rendered by dealers under the Shareholder Service Agreements may include, but shall not be limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Funds; assisting customers in changing dividend options, account designations and addresses, and in enrolling in any of the several special investment plans offered in connection with the purchase of the Funds' shares; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Funds' shares; and providing such other information and services as the Funds or the customer may reasonably request.

         Under the Plans, in addition to the Shareholder Service Agreements authorizing payments to selected dealers, banks may enter into Shareholder Service Agreements authorizing payments under the Plans to be made to banks which provide services to their customers who have purchased shares. Services provided pursuant to Shareholder Service Agreements with banks may include some or all of the following: answering shareholder inquiries regarding the Funds; performing sub-accounting; establishing and maintaining shareholder accounts and records; processing customer purchase and redemption transactions; providing periodic statements showing a shareholder's account balance and the integration of such statements with those of other transactions and balances in the shareholder's other accounts serviced by the bank; forwarding applicable prospectuses, proxy statements, reports and notices to bank clients who hold Fund shares; and such other administrative services as the Funds reasonably may request, to the extent permitted by applicable statute, rule or regulation. Similar agreements may be permitted under the Plans for institutions which provide recordkeeping for and administrative services to 401(k) plans.

         Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another.

         Under a Shareholder Service Agreement, each Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement generally will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate of 0.25% of the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees calculated in this manner shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which each Fund's shares are held.

         Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD"). The Plans conform to rules of the NASD by limiting payments made to dealers and other financial institutions who provide continuing personal shareholder services to their customers who purchase and own shares of the Funds to no more than 0.25% per annum of the average daily net assets of the Funds attributable to the customers of such dealers or financial institutions, and by imposing a cap on the total sales charges, including asset based sales charges, that may be paid by the Funds and their respective classes.

         AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A and Class C shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.


         Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Fund on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments under the Plans. These payments are an obligation of the Funds and not of AIM Distributors. Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one class over another.







         For the fiscal year ended October 31, 1999 for Class A and Class B shares, and for the period March 1, 1999 (date operations commenced) through October 31, 1999 for Class C shares, each Fund paid the following amounts under the Plans:

                                                                                            % OF CLASS
                                                                                           AVERAGE DAILY
                                                                                            NET ASSETS
                                 CLASS A        CLASS B        CLASS C       CLASS A          CLASS B        CLASS C
                               ----------     ----------     ----------     ----------     --------------   ----------
Developing Markets Fund        $  439,522     $  357,273     $    1,425            .50%           1.00%           1.00%
Latin American Fund               273,567        422,771     $      713            .50%           1.00%           1.00%




         An estimate by category of actual fees paid by each Fund with regard to the Class A shares during the fiscal year ended October 31, 1999 follows:

                                                        DEVELOPING      LATIN
                                                          MARKETS      AMERICAN
                                                           FUND          FUND
                                                        ----------    ----------
CLASS A
Advertising ........................................    $  163,422    $   38,119
Printing and Mailing prospectuses,
   semi-annual reports and annual
   reports (other than to current
   shareholders) ...................................        16,163         3,186
Seminars ...........................................        44,896        13,768
Compensation to Underwriters to partially
   offset other marketing expenses .................             0             0
Compensation to Dealers including Finder's Fees ....       215,041       218,494
Compensation to Sales Personnel ....................             0             0
Annual Report Total ................................    $  439,522    $  273,567




         An estimate by category of actual fees paid by each Fund with regard to the Class B shares during the year ended October 31, 1999 as follows:



                                                  DEVELOPING     LATIN
                                                   MARKETS      AMERICAN
                                                    FUND          FUND
                                                 ----------    ----------
CLASS B
Advertising .................................    $    3,756    $    3,355
Printing and Mailing prospectuses,
   semi-annual reports and annual reports
   (other than to current shareholders) .....           371           332
Seminars ....................................         1,376           922
Compensation to Underwriters to partially
   offset other marketing expenses ..........       267,954       317,078
Compensation to Dealers .....................        83,816       101,084
Compensation to Sales Personnel .............             0             0
Annual Report Total .........................    $  357,273    $  422,771

         An estimate by category of actual fees paid by each Fund with regard to the Class C shares for the period March 1, 1999 (date operations commenced) through October 31, 1999 as follows:



                                                  DEVELOPING      LATIN
                                                    MARKETS      AMERICAN
                                                     FUND          FUND
                                                  ----------    ----------
CLASS C
Advertising ..................................    $      272    $       80
Printing and Mailing prospectuses,
   semi-annual reports and annual reports
   (other than to current shareholders) ......             0             0
Seminars .....................................             0             0
Compensation to Underwriters to partially
   offset other marketing expenses ...........         1,069           535
Compensation to Dealers ......................            84            98
Compensation to Sales Personnel ..............             0             0
Annual Report Total ..........................    $    1,425    $      713


         The Plans require AIM Distributors to provide the Board of Trustees at least quarterly with a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. The Board of Trustees reviews these reports in connection with their decisions with respect to the Plans.

         As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans ("Qualified Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the Trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of each Fund and their respective shareholders.

         The Plans do not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.


         Unless terminated earlier in accordance with their terms, the Plans continue in effect from year to year, as long as such continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Qualified Trustees.


         The Plans may be terminated by the vote of a majority of the Qualified Trustees, or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

         Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, it may be amended by the Trustees, including a majority of the Qualified Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees. In the event the Class A and C Plan is amended in a manner which the Board of Trustees determines would materially increase the charges paid under the Class A and C Plan, the Class B shares of the Funds will no longer convert into Class A shares of the same Funds unless the Class B shares, voting separately, approve such amendment. If the Class B shareholders do not approve such amendment, the Board of Trustees will (i) create a new class of shares of the Funds which is identical in all material respects to the Class A shares as they existed prior to the implementation of the amendment and (ii) ensure that the existing Class B shares of the Funds will be exchanged or converted into such new class of shares no later than the date the Class B shares were scheduled to convert into Class A shares.

         The principal differences between the Class A and C Plan and the Class B Plan are: (i) the Class A and C Plan allows payment to AIM Distributors or to dealers or financial institutions of up to 0.50% of average daily net assets of the Class A shares of each Fund, as compared to 1.00% of such assets of each Fund's Class B shares; (ii) the Class B Plan obligates the Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessor, GT Global, Inc. unless there has been a complete termination of the Class B Plan (as defined in such Plan) and (iii) the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.


                                 THE DISTRIBUTOR


         The Trust has entered into a Master Distribution Agreement with AIM Distributors relating to the Class A shares and Class C shares of the Funds and a Master Distribution Agreement with AIM Distributors relating to the Class B shares of the Funds. Such Master Distribution Agreements are hereinafter collectively referred to as the "Distribution Agreements."


         The Distribution Agreements provide that AIM Distributors will bear the expenses of printing from the final proof and distributing the Funds' prospectuses and statements of additional information relating to public offerings made by AIM Distributors pursuant to the Distribution Agreements (other than those prospectuses and statements of additional information distributed to existing shareholders of the Fund), and any promotional or sales literature used by AIM Distributors or furnished by AIM Distributors to dealers in connection with the public offering of the Fund's shares, including expenses of advertising in connection with such public offerings. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

         The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. Under the Distribution Agreement for the Class B shares, AIM Distributors sells Class B shares of the Funds at net asset value subject to a contingent deferred sales charge established by AIM Distributors. AIM Distributors is authorized to advance to institutions through whom Class B shares are sold a sales commission under schedules established by AIM Distributors. The Distribution Agreement for the Class B shares provides that AIM Distributors (or its assignee or transferee) will receive 0.75% (of the total 1.00% payable under the distribution plan applicable to Class B shares) of each Fund's average daily net assets attributable to Class B shares attributable to the sales efforts of AIM Distributors.

         AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B shares of the Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. AIM Distributors anticipates that it will require a number of years to recoup from Class B Plan payments the sales commissions paid to dealers and institutions in connection with sales of Class B shares. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

         The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors and its predecessor;

provided, however, that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments by the Fund of asset based distribution fees and service fees to AIM Distributors. Termination of the Class B Plan or Distribution Agreement does not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

         From time to time, AIM Distributors may transfer and sell its right to payments under the Distribution Agreement relating to Class B shares in order to finance distribution expenditures in respect of Class B shares.

         The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by GT Global, Inc., the Trust's distributor prior to June 1, 1998, for the fiscal year or period ended October 31, 1998 and 1997.



                                  NOVEMBER 1, 1997
                                  TO MAY 31, 1998                  1997
                              ------------------------    ------------------------
                                 SALES        AMOUNT        SALES          AMOUNT
                                CHARGES      RETAINED      CHARGES       RETAINED
                              ----------    ----------    ----------    ----------
Developing Markets Fund       $        0    $        0    $      N/A    $      N/A
Latin American Fund           $   47,006    $   16,513    $  168,598    $   50,871




         Developing Markets Fund and Latin American Fund pay AIM Distributors sales charges on sales of Class A shares of the Funds. AIM Distributors retains certain amounts of such charges and reallows other amounts of such charges to broker/dealers who sell shares.

         The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the fiscal year or period ended October 31, 1999 and 1998:



                                                               JUNE 1, 1998 TO
                                         1999                 OCTOBER 31, 1998
                                         ----             ------------------------
                                SALES        AMOUNT         SALES         AMOUNT
                               CHARGES      RETAINED       CHARGES       RETAINED
                              ----------    ----------    ----------    ----------
Developing Markets Fund ..    $   69,225    $   16,209    $      819    $      770
Latin American Fund ......    $   67,706    $   12,934    $   10,956    $   10,703



         The following chart reflects the contingent deferred sales charges paid by Class A, Class B and Class C* shareholders for the fiscal years ended October 31, 1999, 1998 and 1997:



                                     1999          1998           1997
                                  ----------    ----------    ----------
Developing Markets Fund ......    $    6,877    $    4,252    $      N/A
Latin American Fund ..........    $      536    $  791,308    $  923,769

----------

* Class C shares of each Fund commenced operations on 03/01/99.


         Developing Markets Fund and Latin American Fund pay AIM Distributors a contingent deferred sales charge with respect to redemptions of Class B shares and certain Class A shares.

EXPENSES OF THE FUNDS

         Each Fund pays all expenses not assumed by AIM, the Sub-advisor, AIM Distributors and other agents. These expenses include, in addition to the advisory, distribution, transfer agency, pricing and accounting agency and brokerage fees discussed above, legal and audit expenses, custodian fees, trustees' fees, organizational fees, fidelity bond and other insurance premiums, taxes, extraordinary expenses and the expenses of reports and prospectuses sent to existing investors. The allocation of general Trust expenses and expenses shared among the Funds and other funds organized as series of the Trust are allocated on a basis deemed fair and equitable, which may be based on the relative net assets of the Funds or the nature of the services performed and relative applicability to the Funds. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. The ratio of each Fund's expenses to its relative net assets can be expected to be higher than the expense ratios of funds investing solely in domestic securities, since the cost of maintaining the custody of foreign securities and the rate of investment management fees paid by each Fund generally are higher than the comparable expenses of such other funds.

                      SALES CHARGES AND DEALER CONCESSIONS


         CATEGORY I. Certain AIM Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds include Class A shares of each of AIM Advisor Flex Fund, AIM Advisor International Value Fund, AIM Advisor Large Cap Value Fund, AIM Aggressive Growth Fund, AIM Asian Growth Fund, AIM Basic Value Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund, AIM Dent Demographic Trends Fund, AIM European Development Fund, AIM Euroland Growth Fund, AIM Global Utilities Fund, AIM Global Growth & Income Fund, AIM International Equity Fund, AIM Japan Growth Fund, AIM Large Cap Basic Value Fund, AIM Large Cap Growth Fund, AIM Large Cap Opportunities Fund, AIM Mid Cap Equity Fund, AIM Mid Cap Growth Fund, AIM Mid Cap Opportunities Fund, AIM New Pacific Growth Fund, AIM Select Growth Fund, AIM Small Cap Growth Fund, AIM Small Cap Opportunities Fund, AIM Value Fund and AIM Weingarten Fund.




                                                                                               Dealer
                                                              Investor's Sales Charge       Concession
                                                           ---------------------------     -----------
                                                               As a            As a            As a
                                                            Percentage      Percentage      Percentage
                                                           of the Public    of the Net         of the
                  Amount of Investment in Offering             Amount       Offering           Public
                      Single Transaction(1)                     Price       Invested           Price
                  ----------------------------------       -------------  ------------     -----------
                                Less than $   25,000                5.50%         5.82%           4.75%
                  $  25,000 but less than $   50,000                5.25          5.54            4.50
                  $  50,000 but less than $  100,000                4.75          4.99            4.00
                  $ 100,000 but less than $  250,000                3.75          3.90            3.00
                  $ 250,000 but less than $  500,000                3.00          3.09            2.50
                  $ 500,000 but less than $1,000,000                2.00          2.04            1.60


----------

(1) AIM Small Cap Opportunities Fund will not accept any single purchase in excess of $250,000.



         CATEGORY II. Certain AIM Funds are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds are: the Class A shares of each of AIM Advisor Real Estate Fund, AIM Balanced Fund, AIM Developing Markets Fund, AIM Emerging Markets Debt Fund, AIM Global Aggressive Growth Fund, AIM Global Consumer Products and Services Fund, AIM Global Financial Services Fund, AIM Global Government Income Fund, AIM Global Growth Fund, AIM Global Health Care Fund, AIM Global Income Fund, AIM Global Infrastructure Fund, AIM Global Resources Fund, AIM Global Telecommunications and Technology Fund, AIM Global Trends Fund, AIM High Income Municipal Fund, AIM High Yield Fund, AIM High Yield Fund II, AIM Income Fund, AIM Intermediate Government Fund, AIM Latin American Growth Fund, AIM Municipal Bond Fund, AIM Strategic Income Fund and AIM Tax-Exempt Bond Fund of Connecticut.

                                                                                               Dealer
                                                              Investor's Sales Charge       Concession
                                                           ---------------------------     -----------
                                                               As a            As a            As a
                                                            Percentage      Percentage      Percentage
                                                           of the Public    of the Net         of the
                  Amount of Investment in Offering             Amount       Offering           Public
                      Single Transaction(1)                     Price       Invested           Price
                  ----------------------------------       -------------  ------------     -----------
                               Less than $   50,000                 4.75%         4.99%           4.00%
                  $ 50,000 but less than $  100,000                 4.00          4.17            3.25
                  $100,000 but less than $  250,000                 3.75          3.90            3.00
                  $250,000 but less than $  500,000                 2.50          2.56            2.00
                  $500,000 but less than $1,000,000                 2.00          2.04            1.60


         CATEGORY III. Certain AIM Funds are currently sold with a sales charge ranging from 1.00% to 0.50% of the offering price on purchases of less than $1,000,000. These AIM Funds are the Class A shares of each of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.



                                                                                               Dealer
                                                              Investor's Sales Charge       Concession
                                                           ---------------------------     -----------
                                                               As a            As a            As a
                                                            Percentage      Percentage      Percentage
                                                           of the Public    of the Net         of the
                  Amount of Investment in Offering             Amount       Offering           Public
                      Single Transaction(1)                     Price       Invested           Price
                  ----------------------------------       -------------  ------------     -----------
                               Less than  $  100,000                1.00%         1.01%           0.75%
                  $100,000 but less than  $  250,000                0.75          0.76            0.50
                  $250,000 but less than  $1,000,000                0.50          0.50            0.40



        There is no sales charge on purchases of $1,000,000 or more of Category I, II or III funds; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions as set forth below.


        ALL GROUPS OF AIM FUNDS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

        In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the AIM Funds during a specified period of time. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

        AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than Class A shares of each of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to 0.10% of such purchases of Class A shares of AIM Limited Maturity Treasury Fund, and in an amount up to 0.25% of such purchases of Class A shares of AIM Tax-Free Intermediate Fund.

        AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.


        AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.



        Exchanges of AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares are considered sales of such Class B shares or Class C shares for purposes of the sales charges and dealer concessions discussed above.

        AIM Distributors may pay investment dealers or other financial service firms for share purchases (measured on an annual basis) of Class A Shares of all AIM Funds except AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund and AIM Tax-Exempt Cash Fund sold at net asset value to an employee benefit plan as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases and up to 0.10% of the net asset value of any Class A shares of AIM Limited Maturity Treasury Fund sold at net asset value to an employee benefit plan in accordance with this paragraph.

                       REDUCTIONS IN INITIAL SALES CHARGES

         Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of the AIM Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

         The term "purchaser" means:

         o an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, Roth IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

         o a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), if:

              a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the Funds will not accept contributions submitted with respect to individual participants);

              b. each transmittal must be accompanied by a single check or wire transfer; and

              c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

         o a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) and 457 plans, although more than one beneficiary or participant is involved;

         o a Simplified Employee Pension (SEP), Salary Reduction and other Elective Simplified Employee Pension account (SAR-SEP) or a Savings Incentive Match Plans for Employees IRA (SIMPLE IRA), where the employer has notified the distributor in writing that all of its related employee SEP, SAR-SEP or SIMPLE IRA accounts should be linked; or

         o any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

         Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.


         1. LETTERS OF INTENT. A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992. The LOI confirms such purchaser's intention as to the total investment to be made in shares of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund, (ii) Class B and Class C shares of the AIM Funds and
(iii) shares of AIM Floating Rate Fund) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.


         Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

         To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

         If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he must give written notice to AIM Distributors. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.


         2. RIGHTS OF ACCUMULATION. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund, (ii) Class B and Class C shares of the AIM Funds and (iii) shares of AIM Floating Rate Fund) at the time of the proposed purchase. Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund, (ii) Class B and Class C shares of the AIM Funds and (iii) shares of AIM Floating Rate Fund) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund, with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish AFS with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.


         PURCHASES AT NET ASSET VALUE. Purchases of shares of any of the AIM Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a fund; (b) exchanges of shares of certain funds; (c) use of the reinstatement privilege; or (d) a merger, consolidation or acquisition of assets of a fund.

         The following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

          o    AIM Management and its affiliates, or their clients;

          o Any current or retired officer, director or employee (and members of their immediate family) of AIM Management, its affiliates or The AIM Family of Funds(R), and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

          o Any current or retired officer, director, or employee (and members of their immediate family), of CIGNA Corporation or its affiliates, or of First Data Investor Services Group; and any deferred compensation plan for directors of investment companies sponsored by CIGNA Investments, Inc. or its affiliates;

          o Sales representatives and employees (and members of their immediate family) of selling group members or financial institutions that have arrangements with such selling group members;

          o    Purchases through approved fee-based programs;

          o Employee benefit plans designated as purchasers as defined above, and non-qualified plans offered in conjunction therewith, provided the initial investment in the plan(s) is at least $1 million; the sponsor signs a $1 million LOI; the employer-sponsored plan(s) has at least 100 eligible employees; or all plan transactions are executed through a single omnibus account per Fund and the financial institution or service organization has entered into the appropriate agreements with the distributor. Section 403(b) plans sponsored by public educational institutions are not eligible for a sales charge exception based on the aggregate investment made by the plan or the number of eligible employees. Purchases of AIM Small Cap Opportunities Fund by such plans are subject to initial sales charges;

          o Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

          o Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds.

          o Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

          o A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

          o Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds; and

          o Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time.


          o Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund.


         As used above, immediate family includes an individual and his or her spouse, children, parents and parents of spouse.


                   CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS

         Former GT Global funds Class A shares that are subject to a contingent deferred sales charge and that were purchased before June 1, 1998 are entitled to the following waivers from the contingent deferred sales charge otherwise due upon redemption: (1) minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2; (2) total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement plan; (3) when a redemption results from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or from the death or disability of the employee; (4) redemptions pursuant to a Fund's right to liquidate a shareholder's account involuntarily; (5) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds; (6) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (7) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (8) redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder; (9) redemptions made in connection with a distribution from any retirement plan or account that involves the return of an excess deferral amount pursuant to Section 401(k)(8) or Section 402(g)(2) of the Code; (10) redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and (11) redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.


         Former GT Global funds Class B shares purchased before June 1, 1998 are subject to the following waivers from the contingent deferred sales charge otherwise due upon redemption: (1) total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement; (2) minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2; (3) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds; (4) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (5) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (6) redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder; (7) redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation
Section 1.401(k)-1(d)(2)); and (8) redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.


         CDSCs will not apply to the following:


          o Additional purchases of Class C shares of AIM Advisor Flex Fund, AIM Advisor International Value Fund, AIM Advisor Large Cap Value Fund and AIM Advisor Real Estate Fund by shareholders of record on April 30, 1995, of these Funds, except that shareholders whose broker-dealers maintain a single omnibus account with AFS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;


          o    Redemptions following the death or post-purchase disability of
               (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

          o    Certain distributions from individual retirement accounts,
               Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of the participant or beneficiary;

          o Amounts from a Systematic Withdrawal Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

          o Liquidation by the Fund when the account value falls below the minimum required account size of $500;

          o    Investment account(s) of AIM; and

          o Class C shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer waives the payment otherwise payable to him.

         Upon the redemption of shares of funds in sales charge Categories I and II (see "Sales Charges and Dealer Concessions") purchased in amounts of $1 million or more, no CDSC will be applied in the following situations:


          o    Shares held more than 18 months;

          o Redemptions from employee benefit plans designated as qualified purchasers, as defined above, where the redemptions are in connection with employee terminations or withdrawals, provided the total amount invested in the plan is at least $1,000,000; the sponsor signs a $1 million LOI; or the employer-sponsored plan has at least 100 eligible employees; provided, however, that 403(b) plans sponsored by public educational institutions shall qualify for the CDSC waiver on the basis of the value of each plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the plan or on the number of eligible employees;

          o    Private foundations or endowment funds;

          o Redemption of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment; and


          o Shares acquired by exchange from Class A shares of funds in sales charge Categories I and II unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the Class A shares.



                        HOW TO PURCHASE AND REDEEM SHARES


         A complete description of the manner by which shares of each Fund may be purchased appears in the Prospectus under the heading "Purchasing Shares -- How to Purchase Shares."


         The sales charge normally deducted on purchases of Class A shares of the Funds is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of such shares. Since there is little expense associated with unsolicited orders placed directly with AIM Distributors by persons, who because of their relationship with the Funds or with AIM and its affiliates, are familiar with the Funds, or whose programs for purchase involve little expense (e.g., because of the size of the transaction and shareholder records required), AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons be permitted to purchase Class A shares of the Funds through AIM Distributors without payment of a sales charge. The persons who may purchase Class A shares of the Funds without a sales charge are set forth under the caption "Reductions in Initial Sales Charges--Purchases At Net Asset Value."

         Complete information concerning the method of exchanging shares of the Funds for shares of the other AIM Funds is set forth in the Prospectus under the heading "Exchanging Shares."


         Information concerning redemption of each Fund's shares is set forth in the Prospectus under the caption "Redeeming Shares." Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Fund telephone: (800) 347-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value of the Fund next determined after such order is received. Such arrangement is subject to timely receipt by AFS of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Funds or by AIM

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Distributors (other than any applicable CDSC) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction. AIM intends to redeem all shares of the Funds in cash.


         The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

BACKUP WITHHOLDING

         Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

         Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

         An investor is subject to backup withholding if:

          (1)  the investor fails to furnish a correct TIN to the Fund, or
          (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or
          (3) the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or
          (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

          (5) the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.


         Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1) (2) or (5) above applies.

         Certain payees and payments are exempt from backup withholding and information reporting. A complete listing of such exempt entities appears in the Instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:


          o    a corporation

          o an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under
               Section 403(b)(7)

          o    the United States or any of its agencies or instrumentalities

          o a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

          o a foreign government or any of its political subdivisions, agencies or instrumentalities

          o an international organization or any of its agencies or instrumentalities

          o    a foreign central bank of issue

          o a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

          o a futures commission merchant registered with the Commodity Futures Trading Commission

          o    a real estate investment trust

          o an entity registered at all times during the tax year under the 1940 Act

          o    a common trust fund operated by a bank under Section 584(a)

          o    a financial institution

          o a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List

          o    a trust exempt from tax under Section 664 or described in Section
               4947

         Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.

NOTE: Section references are to sections of the Code.

         IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

         NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.


                          NET ASSET VALUE DETERMINATION


         The net asset value per share of each Fund is normally determined once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) of each business day of the Funds. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. Net asset value per share is determined by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of each Fund's net asset value per share is made in accordance with generally accepted accounting principles.


         Each equity security held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the last available bid. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked prices on that day. Debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE.



         Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the customary trading session of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.



                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS


         Income dividends and capital gains distributions are automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in each Fund's Prospectus under the caption "Shareholder Information -- Purchasing Shares - Special Plans - Automatic Dividend Investment." If a shareholder's account does not have any shares in it on a dividend or capital gains distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.


TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

GENERAL

         Each Fund is treated as a separate corporation for federal income tax purposes. To continue to qualify for treatment as a regulated investment company ("RIC") under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, Futures or Forward Contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); and (2) the Diversification Requirements.

         Dividends and other distributions declared by a Fund in, and payable to shareholders of record as of a date in, October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

         Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

REINSTATEMENT PRIVILEGE


         For federal income tax purposes, exercise of your reinstatement privilege may increase the amount of gain or reduce the amount of loss recognized in the original redemption transaction, because the initial sales charge will not be taken into account in determining such gain or loss to the extent there has been a reduction in the initial sales charge payable upon reinstatement. Wash sale rules may also limit the amount of loss recognized.


FOREIGN TAXES

         Dividends and interest received by each Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him, his share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign and U.S. possessions sources as his own income from those sources and
(3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. Each Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's foreign taxes and income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. Pursuant to the Taxpayer Relief Act of 1997 ("Tax Act"), individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Form 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the Form 1116 that otherwise is required.

PASSIVE FOREIGN INVESTMENT COMPANIES


         Each Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation--other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly or constructively, at least 10% of that voting power) as to which a Fund is a U.S. shareholder (effective with respect to each Fund for its taxable year beginning November 1, 1999)--that, in general, meets either of the following tests: (1) at least 75% of its gross income






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



is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on, or of any gain from the disposition of, stock of a PFIC (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.


         If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's ordinary earnings and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss)--which most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax--even if those earnings and gain were not received by the Fund from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.


         Effective for its taxable year beginning November 1, 1999, each Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Regulations proposed in 1992 provided a similar election with respect to the stock of certain PFICs.


NON-U.S. SHAREHOLDERS

         Dividends paid by a Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") generally will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply, however, to a dividend paid by a Fund to a foreign shareholder that is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic shareholders will apply. A distribution of net capital gain by a Fund to a foreign shareholder generally will be subject to U.S. federal income tax (at the rates applicable to domestic persons) only if the distribution is "effectively connected" or the foreign shareholder is treated as a resident alien individual for federal income tax purposes.

OPTIONS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS

         Each Fund's use of hedging transactions, such as selling (writing) and purchasing options and futures and entering into forward contracts, involves complex rules that will determine, for federal income tax purposes, the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

         Futures and forward contracts that are subject to section 1256 of the Code (other than those that are part of a "mixed straddle") ("Section 1256 Contracts") and that are held by a Fund at the end of its taxable year generally will be deemed to have been sold at that time at market value for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. That 60% portion will qualify for the reduced maximum tax rates on noncorporate taxpayers' net capital gain--20% (10% for non-corporate taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 12 months.

         Section 988 of the Code also may apply to gains and losses from transactions in foreign currencies, foreign-currency-denominated debt securities and options, futures and forward contracts on foreign currencies ("Section 988" gains and losses). Each Section 988 gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The Funds attempt to monitor section 988 transactions to minimize any adverse tax impact.


         If a Fund has an "appreciated financial position"--generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis--and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time unless the closed transaction exception applies. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.


         The foregoing is a general and abbreviated summary of certain federal tax considerations in effect at the date of this Statement of Additional Information and affecting each Fund and its shareholders. Investors are urged to consult their own tax advisors for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from the Funds.


                             SHAREHOLDER INFORMATION

         This information supplements the discussion in each Fund's Prospectus under the title "Shareholder Information."

         TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

         SHARE CERTIFICATES. AIM Funds will issue share certificates upon written request to AFS. Otherwise, shares are held on the shareholder's behalf and recorded on the Fund books. AIM Funds will not issue certificates for shares held in prototype retirement plans.

         SYSTEMATIC WITHDRAWAL PLAN. Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested in shares of the applicable AIM Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

         Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C Shares of the AIM Funds and AIM Cash Reserve Shares of AIM Money Market Fund), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

         Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan.


         TERMS AND CONDITIONS OF EXCHANGE. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.



         EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to NYSE Close. The Transfer Agent and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

         By signing an account application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.



         REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.





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         SIGNATURE GUARANTEES. In addition to those circumstances listed in the
"Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

         Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.


         TRANSACTIONS BY INTERNET. An investor may effect transactions in his account through the Internet by selecting the AIM Internet Connect option on his completed account application form or completing an AIM Internet Connect Authorization Form. By signing either form the investor acknowledges and agrees that the Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any internet transaction effected in accordance with the instructions set forth in the forms if they reasonably believe such request to be genuine. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that (1) if he no longer wants the AIM Internet Connect option, he will notify the Transfer Agent in writing, and (2) the AIM Internet Connect option may be terminated at any time by the AIM Funds.


         DIVIDENDS AND DISTRIBUTIONS. In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.

         For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date.

         Dividends on Class B and Class C shares are expected to be lower than those for Class A shares or AIM Cash Reserve Shares because of higher distribution fees paid by Class B and Class C shares. Dividends on all shares may also be affected by other class-specific expenses.

         Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

         Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

                            MISCELLANEOUS INFORMATION

CHARGES FOR CERTAIN ACCOUNT INFORMATION

         The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

CUSTODIAN AND TRANSFER AGENT

         State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. The Custodian attends to the collection of principal and income, pays and collects all monies for securities bought and sold by the Funds and performs certain other ministerial duties. AIM Fund Services, Inc., a wholly owned subsidiary of AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, acts as transfer and dividend disbursing agent for the Funds. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets. The Funds pay the Custodian and the Transfer Agent such compensation as may be agreed upon from time to time.

INDEPENDENT ACCOUNTANTS

         The Funds' independent accountants are PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP conducts an annual audit of each Fund, assists in the preparation of the Funds' federal and state income tax returns and consults with the Trust and the Funds as to matters of accounting, regulatory filings, and federal and state income taxation.

         The audited financial statements of the Trust included in this Statement of Additional Information have been examined by PricewaterhouseCoopers LLP, as stated in their opinion appearing herein and are included in reliance upon such opinion given upon the authority of that firm as experts in accounting and auditing.

LEGAL MATTERS

         The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue N.W., Washington, D.C. 20036-1800, acts as counsel to the Trust and the Funds.

SHAREHOLDER LIABILITY

         Under Delaware law, the shareholders of the Trust enjoy the same limitations extended to shareholders of private, for-profit corporations. There is a remote possibility, however, that under certain circumstances shareholders of the Trust may be held personally liable for the Trust's obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a trustee. If a shareholder is held personally liable for the obligations of the Trust, the Trust Agreement provides that the shareholder shall be entitled out of the assets belonging to the applicable Fund (or allocable to the applicable Class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Trust's Bylaws and applicable law. Thus, the risk of a shareholder incurring financial loss on account of such liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and where the other party was held not to be bound by the disclaimer.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         To the best knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding shares of any class of each Fund and the percentage of the outstanding shares held by such holders are set forth below:

                                                                                                   PERCENT
                                                                                 PERCENT           OWNED OF
                                 NAME AND ADDRESS                                OWNED OF         RECORD AND
FUND                             OF RECORD OWNER                                RECORD ONLY*     BENEFICIALLY
----                             ----------------                               ------------     ------------
AIM Developing Markets Fund -
   Class A                       Merrill Lynch Pierce Fenner & Smith                 5.7%              -0-
                                 FBO The Sole Benefit of Customers
                                 Attn:  Fund Administrator
                                 4800 Deer Lake Dr East 2nd Floor
                                 Jacksonville, FL  32246

   Class B                       Merrill Lynch Pierce Fenner & Smith                 6.1%              -0-
                                 FBO The Sole Benefit of Customers
                                 Attn:  Fund Administrator
                                 4800 Deer Lake Dr East 2nd Floor
                                 Jacksonville, FL  32246

   Class C                       First Clearing Corporation                          -0-              11.7%
                                 W L Burgess IRA R/O FCC as Custodian
                                 7893 Vue Estates Road Meridian, ID
                                 83642-5207



---------
* The Trust has no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                                                                                   PERCENT
                                                                                 PERCENT           OWNED OF
                                 NAME AND ADDRESS                                OWNED OF         RECORD AND
FUND                             OF RECORD OWNER                                RECORD ONLY*     BENEFICIALLY
----                             ----------------                               ------------     ------------
                                 Painewebber for the Benefit of                      -0-               6.2%
                                 Jeffrey D. Salzman Trustee
                                 Jeffrey D. Salzman Trust
                                 1720 Sunset Blvd.
                                 Boulder, CO  80304-4243

AIM Latin American Growth Fund -
   Class A                       Santander SA Para Fondo                            11.9%              -0-
                                 Mutuo Mutinaional
                                 Natias Cousino 199 Piso 6
                                 Santiage, Chile

   Class B                       Merrill Lynch Pierce Fenner & Smith                10.5%              -0-
                                 FBO The Sole Benefit of Customers
                                 Attn:  Fund Administration
                                 4800 Deer Lake Dr East 2nd Floor
                                 Jacksonville, FL  32246

   Class C                       Merrill Lynch Pierce Fenner & Smith                31.2%              -0-
                                 FBO The Sole Benefit of Customers
                                 Attn:  Fund Administration
                                 4800 Deer Lake Dr East 2nd Floor
                                 Jacksonville, FL  32246

                                 Prudential Securities Inc FBO                       -0-              24.4%
                                 Mr. Donald Ellis and
                                 Ms. Janice Burrows Ellis
                                 Ten Com
                                 64 Walnut Cir
                                 Basking Ridge, NJ  07920-1020


         As of February 14, 2000, the trustees and officers of the Trust as a group owned beneficially less than 1% of the outstanding shares of each class of Developing Markets Fund and Latin American Fund.

---------------------
* The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

                               INVESTMENT RESULTS

TOTAL RETURN QUOTATIONS

         The standard formula for calculating total return is as follows:
                                       (n)
                                 P(1+T)   =ERV

Where    P        =        a hypothetical initial payment of $1,000.
         T        =        average annual total return (assuming the
                           applicable maximum sales load is deducted at the
                           beginning of the 1, 5, or 10 year periods).
         n        =        number of years.
         ERV      =        ending  redeemable value of a hypothetical  $1,000
                           payment at the end of the 1, 5, or 10 year periods
                           (or fractional portion of such period).

         The standard total returns of Class A and Class B shares of Developing Markets Fund, stated as average annualized total returns for the periods shown, were as follows. Standard total returns for Class A shares reflect, where appropriate, the fees and expenses of the Predecessor Fund and are recomputed to reflect the deduction of the maximum sales charge of 4.75%.

                                                 ONE       FIVE       TEN      SINCE
                                                 YEAR      YEARS     YEARS    INCEPTION*
                                                -----      -----     ----    ----------
Developing Markets Fund Class A ........        53.89%     2.20%      N/A     -0.72%
Developing Markets Fund Class B ........        55.57%      N/A       N/A     -1.31%

* The inception dates for Class A and Class B shares are 01/11/94 and 11/03/97, respectively.

         The standard total returns of Class C shares of Developing Markets Fund, stated as aggregate total return for the periods shown, were as follows:

                                                 ONE       FIVE       TEN      SINCE
                                                 YEAR      YEARS     YEARS    INCEPTION*
                                                -----      -----     -----    ----------
Developing Markets Fund .............            N/A       N/A        N/A      63.66%

*        The inception date for Developing Markets Fund Class C shares is
         03/01/99.

         The standard total returns for the Class A and Class B shares of Latin American Fund, stated as average annualized total returns for the periods shown, were as follows. Total returns for the Class A shares reflect the deduction of the maximum sales charge of 4.75%.

                                                 ONE      FIVE       TEN      SINCE
                                                 YEAR     YEARS     YEARS    INCEPTION*
                                                -----     -----     -----    ----------
Latin American Fund Class A ........            52.51%    -2.18%     N/A       4.94%
Latin American Fund Class B ........            54.28%    -2.08%     N/A       3.12%

* The inception dates for Latin American Fund Class A and Class B shares are 08/13/91 and 04/01/93, respectively.

         The standard total return for Class C shares of Latin American Fund, stated as aggregate total return for the periods shown, were as follows:

                                                 ONE      FIVE       TEN      SINCE
                                                 YEAR     YEARS     YEARS    INCEPTION*
                                                -----     -----     -----    ----------
Latin American Fund .................            N/A       N/A        N/A      79.19%

*        The inception date for Class C shares of Latin American Fund is
         03/01/99.

         Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:
                                         n
                                   P(1+U) =ERV

Where    P        =       a hypothetical initial payment of $1,000.
         U        =       average annual total return assuming payment of only
                          a stated portion of, or none of, the applicable
                          maximum sales load at the beginning of the stated
                          period.
         n        =       number of years.
         ERV      =       ending redeemable value of a hypothetical $1,000
                          payment at the end of the stated period.

         The average annual non-standard total returns of Class A and Class B shares of Developing Markets Fund, stated as average annualized total returns for the periods shown, were as follows. Non-standard total returns for Class A shares reflect, where appropriate, the fees and expenses of the Predecessor Fund.


                                                 ONE      FIVE       TEN      SINCE
                                                 YEAR     YEARS     YEARS    INCEPTION*
                                                -----     -----     -----    ----------
Developing Markets Fund Class A .........        61.50%   3.19%      N/A       0.09%
Developing Markets Fund Class B .........        60.57%    N/A       N/A       0.01%

* The inception dates for Developing Markets Fund Class A and Class B shares are 01/11/94 and 11/03/97, respectively.

         The average annual non-standard total return of Class C shares of Developing Markets Fund, stated as aggregate total return for the periods shown, were as follows:

                                                 ONE      FIVE       TEN      SINCE
                                                 YEAR     YEARS     YEARS    INCEPTION*
                                                -----     -----     -----    ----------
Developing Markets Fund .............            N/A       N/A       N/A       64.66%

* The inception date for Class C shares of Developing Markets Fund is 03/01/99.

         The average annual non-standard total returns for the Class A and Class B shares of Latin American Fund, stated as average annualized total returns for the periods shown, were as follows:




                                                 ONE      FIVE       TEN       SINCE
                                                 YEAR     YEARS      YEARS    INCEPTION*
                                                -----     -----      -----    ----------
Latin American Fund Class A ........            60.10%    -1.22%      N/A       5.55%
Latin American Fund Class B ........            59.28%    -1.69%      N/A       3.12%



* The inception dates for Class A and Class B shares of Latin American Fund are 08/13/91 and 04/01/93, respectively.


         The aggregate non-standard total return for Class C shares of Latin American Fund, stated as aggregate total return for the periods shown, were as follows:


                                                 ONE      FIVE       TEN       SINCE
                                                 YEAR     YEARS      YEARS    INCEPTION*
                                                -----     -----      -----    ----------
Latin American Fund .................            N/A       N/A        N/A       80.19%


*        The inception date for Class C shares of Latin American Fund is
         03/01/99.

         Cumulative total return across a stated period may be calculated as follows:

                                         n
                                   P(1+V) =ERV


Where    P        =       a hypothetical initial payment of $1,000.
         V        =       cumulative total return assuming payment of all of,
                          a stated portion of, or none of, the applicable
                          maximum sales load at the beginning of the stated
                          period.
         n        =       number of years.
         ERV      =       ending redeemable value of a hypothetical $1,000
                          payment at the end of the stated period.

         The cumulative total returns of Class A, Class B and Class C shares of Developing Markets Fund (not taking sales charges into account) for the periods shown were as follows. The cumulative total returns for Class A shares reflects, where appropriate, the fees and expenses of the Predecessor Fund.


                                                 ONE      FIVE       TEN      SINCE
                                                 YEAR     YEARS      YEARS   INCEPTION*
                                                -----     -----      -----   ----------
Developing Markets Fund Class A .......         53.89%    11.47%     N/A       -4.22%
Developing Markets Fund Class B .......         55.57%     N/A       N/A       -2.81%
Developing Markets Fund Class C .......          N/A       N/A       N/A       63.66%



         * The inception dates for Developing Markets Fund Class A, Class B and Class C shares are 01/11/94, 11/03/97 and 03/01/99, respectively.

         The cumulative total returns of Class A and Class B shares of Developing Markets Fund (taking sales charges into account) for the periods shown were as follows. The cumulative total returns for Class A shares reflects, where appropriate, the fees and expenses of the Predecessor Fund and are recomputed to reflect the deduction of the maximum sales charge of 4.75%.

                                                 ONE      FIVE       TEN      SINCE
                                                 YEAR     YEARS      YEARS   INCEPTION*
                                                -----     -----      -----   ----------
Developing Markets Fund Class A .......         53.89%    11.47%      N/A      -4.22%
Developing Markets Fund Class B .......         55.57%     N/A        N/A      -2.81%
Developing Markets Fund Class C .......          N/A       N/A        N/A      63.66%

         * The inception dates for Developing Markets Fund Class A, Class B and Class C shares are 01/11/94, 11/03/97 and 03/01/99, respectively.

         The cumulative total returns (not taking sales charges into account) for the Class A, Class B and Class C shares of Latin American Fund, stated as aggregate total returns for the periods shown, were:

                                                 ONE      FIVE       TEN      SINCE
                                                 YEAR     YEARS      YEARS   INCEPTION*
                                                -----     -----      -----   ----------
Latin American Fund Class A .......             60.10%    -5.95%      N/A      57.28%
Latin American Fund Class B .......             59.28%    -8.16%      N/A      23.07%
Latin American Fund Class C .......              N/A        N/A       N/A      80.19%

* The inception date for Class A, Class B and Class C shares of Latin American Fund are 08/31/91, 04/01/93 and 03/01/99, respectively.


         The aggregate cumulative total returns (taking sales charges into account) for the Class A, Class B and Class C shares of Latin American Fund, stated as aggregate total returns for the periods shown, where:

                                                 ONE      FIVE       TEN      SINCE
                                                 YEAR     YEARS      YEARS   INCEPTION*
                                                -----     -----      -----   ----------
Latin American Fund Class A ........            52.51%   -10.42%     N/A       49.84%
Latin American Fund Class B ........            54.28%   -9.98%      N/A       23.07%
Latin American Fund Class C ........             N/A       N/A       N/A       79.19%

* The inception dates for Class A, Class B and Class C shares of Latin American Fund are 08/13/91, 04/01/93 and 03/01/99, respectively.


PERFORMANCE INFORMATION

         All advertisements of a Fund will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of the Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. See the Statement of Additional Information for further details concerning performance comparisons used in advertisements by the Fund. Further information regarding the Fund's performance is contained in the Fund's annual report to shareholders, which is available upon request and without charge.

         A Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of the Fund's maximum front-end sales charge at the time of purchase. Standardized total return for Class B shares reflects the deduction of the maximum applicable contingent deferred sales charge on a redemption of shares held for the period.

         A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN THE FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

         From time to time AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Voluntary fee waivers or reductions or commitments to assume expenses may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions or commitments to assume expenses, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions or reimbursement of expenses set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

         The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results. A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in any Fund.

         Total return and yield figures for the Funds are neither fixed nor guaranteed, and no Fund's principal is insured. Performance quotations reflect historical information and should not be considered representative of a Fund's performance for any period in the future. Performance is a function of a number of factors which can be expected to fluctuate. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. Such publications or media entities may include the following, among others:

Advertising Age              Fortune                    New York Times
Barron's                     Global Finance             Pension World
Best's Review                Hartford Courant Inc.      Pensions & Investments
Broker World                 Institutional Investor     Personal Investor
Business Week                Insurance Forum            Financial Services Week
Changing Times               Insurance Week             Philadelphia Inquirer
Christian Science Monitor    Investor's Daily           Smart Money
Consumer Reports             Journal of the American    USA Today
Economist                       Society of CLU & ChFC   U.S. News & World Report
EuroMoney                    Kiplinger Letter           Wall Street Journal
FACS of the Week             Money                      Washington Post
Financial Planning           Mutual Fund Forecaster     CNN
Financial Product News       Mutual Fund Magazine       CNBC
Financial World              Nation's Business          PBS
Forbes

         The Funds and AIM Distributors may from time to time, in advertisements, sales literature and reports furnished to present or prospective shareholders, compare each Fund with the following, or compare each Fund's performance to performance data of similar mutual funds as published in the following, among others:

Bank Rate National Monitor Index                  Moody's Investors Service (publications)
Bear Stearns Foreign Bond Index                   Morgan Stanley Capital International All
Bond Buyer Index                                     Country (AC) World Index
CDA/Wiesenberger Investment Company Services      Morgan Stanley Capital International World
  (data and mutual fund rankings and                 Indices
  comparisons)                                    Morningstar, Inc. (data and mutual fund rankings
CNBC/Financial News Composite Index                  and comparisons)
COFI                                              NASDAQ
Consumer Price Index                              Organization for Economic Cooperation and
Datastream                                           Development (publications)
Donoghue's                                        Salomon Brothers Global Telecommunications
Dow Jones Industrial Average                         Index
EAFE Index                                        Salomon Brothers World Government Bond
First Boston High Yield Index                        Index -Non U.S.
Fitch (publications)                              Salomon Brothers World Government Bond
Ibbotson Associates International Bond Index         Index
International Bank for Reconstruction and         Standard & Poor's (publications)
  Development (publications)                      Standard & Poor's 500 Composite Stock Price
International Finance Corporation Emerging           Index
  Markets Database                                Stangar
International Financial Statistics                Wilshire Associates
Lehman Bond Indices                               World Bank (publications and reports)
Lipper Inc. (data and                             The World Bank Publication of Trends in
  mutual fund rankings and comparisons)              Developing Countries
Micropal, Inc. (data and mutual fund rankings     Worldscope
and comparisons)

         Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10-year Treasuries
         30-year Treasuries
         30-day Treasury Bills

         Information relating to foreign market performance, capitalization and diversification is based on sources believed to be reliable but may be subject to revision and has not been independently verified by the Funds or AIM Distributors. Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for the Funds may also include reference to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose (i) the largest holdings in the Fund's portfolio, (ii) certain selling group members and/or (iii) certain institutional shareholders.

         From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning, and inflation.

         Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

                                    APPENDIX

DESCRIPTION OF BOND RATINGS

         Moody's Investors Service, Inc. ("Moody's") rates the debt securities issued by various entities from "Aaa" to "C." Investment grade ratings are the first four categories: Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities. A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Baa--Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class. B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), rates the securities debt of various entities in categories ranging from "AAA" to "D" according to quality. Investment grade ratings are the first four categories: AAA--An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. AA--An obligation rated "AA" differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. A--An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. BBB--An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. BB, B, CCC, CC, C--Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. BB--An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. B--An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. CCC--An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. CC--An obligation rated

"CC" is currently highly vulnerable to nonpayment. C--The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. D--An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

         Moody's employs the designation "Prime-1" to indicate commercial paper having a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         S&P ratings of commercial paper are graded into several categories ranging from "A-1" for the highest quality obligations to "D" for the lowest. Issues in the "A" category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus sign (+) designation. A-2--Capacity for timely payments on issues with this designation is satisfactory; however, the relative degree of safety is not as high as for issues designated "A-1."

ABSENCE OF RATING

         Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

         Should no rating be assigned, the reason may be one of the following:

         1.       An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

         3. There is a lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed, in which case the rating is not published in Moody's publications.

         Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

         Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the Company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the Company ranks in the lower end of its generic rating category.

                              FINANCIAL STATEMENTS










                                       FS

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Developing Markets Fund and Board of Trustees of AIM Investment Funds:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Developing Markets Fund at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                       /s/ PRICEWATERHOUSECOOPERS LLP
                       PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       December 23, 1999

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                      SHARES         VALUE
FOREIGN STOCKS & OTHER EQUITY
INTERESTS-97.49%

ARGENTINA-0.95%

Banco de Galicia y Buenos Aires
  S.A. de C.V.-ADR
  (Banks-Regional)                       62,236   $  1,314,743
--------------------------------------------------------------
Nortel Inversora S.A.-ADR
  (Telephone)                            43,400        656,425
--------------------------------------------------------------
                                                     1,971,168
--------------------------------------------------------------

AUSTRIA-0.26%

Julius Meinl International A.G.
  (Retail-Food Chains)                   44,854        537,951
--------------------------------------------------------------

BRAZIL-10.14%

Companhia Brasileira de
  Distribuicao Grupo Pao de
  Acucar-Pfd. GDR (Retail-Food
  Chains)                                55,700      1,218,437
--------------------------------------------------------------
Companhia de Saneamento Basico do
  Estado de Sao Paulo (Water
  Utilities)                         11,791,509        794,356
--------------------------------------------------------------
Companhia de Tecidos Norte de
  Minas (Textiles-Specialty)          7,836,000        553,980
--------------------------------------------------------------
Companhia Energetica de Minas
  Gerais-ADR (Electric Companies)       167,280      2,390,883
--------------------------------------------------------------
Companhia Paranaense de Energia-
  Copel-ADR (Electric Companies)        209,000      1,384,625
--------------------------------------------------------------
Companhia Vale do Rio Doce-Pfd. A
  (Iron & Steel)                    124,700,000      2,478,029
--------------------------------------------------------------
Eletropaulo
  Metropolitana-Eletricidade de
  Sao Paulo S.A. (Electric
  Companies)                         31,201,339      1,422,602
--------------------------------------------------------------
Petroleo Brasileiro
  S.A.-Petrobras-Pfd. (Oil &
  Gas-Exploration & Production)      21,999,978      3,499,484
--------------------------------------------------------------
Telebras-ADR (Telephone)                 43,853      3,415,052
--------------------------------------------------------------
Telecomunicacoes de Sao Paulo
  S.A. (Telephone)                   17,750,000      1,228,587
--------------------------------------------------------------
Telecomunicacoes de Sao Paulo
  S.A.-Pfd. (Telephone)                 335,563         31,545
--------------------------------------------------------------
Uniao de Bancos Brasileiros
  S.A.-GDR (Banks-Regional)              76,816      1,776,370
--------------------------------------------------------------
Unibanco-Uniao de Bancos
  Brasileiros S.A. (Banks-Major
  Regional)(a)                       19,000,472        876,144
--------------------------------------------------------------
                                                    21,070,094
--------------------------------------------------------------

CHILE-0.99%

Compania Cervecerias Unidas
  S.A.-ADR (Beverages-Alcoholic)         40,000        872,500
--------------------------------------------------------------
Enersis S.A.-ADR (Electric
  Companies)                             52,596      1,183,410
--------------------------------------------------------------
                                                     2,055,910
--------------------------------------------------------------

CHINA-0.96%

Beijing Yanhua Petrochemical Co.
  Ltd. (Chemical Diversified)(b)     11,026,000      1,987,153
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
EGYPT-1.11%

Al-Ahram Beverages Co. S.A.E.-GDR
  (Beverages-Alcoholic)                     163   $      4,809
--------------------------------------------------------------
Al-Ahram Beverages Co. S.A.E.-GDR
  (Beverages-Alcoholic) (Acquired
  06/10/97-08/07/97; Cost
  $838,350)(c)                           37,049      1,092,946
--------------------------------------------------------------
Suez Cement Co.-GDR (Building
  Materials)                             71,830      1,203,153
--------------------------------------------------------------
                                                     2,300,908
--------------------------------------------------------------

GREECE-3.32%

Alpha Credit Bank
  (Banks-Regional)                       20,660      1,579,762
--------------------------------------------------------------
Commercial Bank of Greece, S.A.
  (Banks-Major Regional)                 20,400      1,516,985
--------------------------------------------------------------
Hellenic Telecommunication
  Organization S.A.
  (Telecommunication-Cellular/Wireless) 122,988      2,605,761
--------------------------------------------------------------
National Bank of Greece S.A.
  (Banks-Money Center)                   16,708      1,197,725
--------------------------------------------------------------
                                                     6,900,233
--------------------------------------------------------------

HONG KONG-1.22%

China Everbright Ltd. (Land
  Development)                        3,535,500      2,525,975
--------------------------------------------------------------

HUNGARY-2.77%

Matv Rt.-ADR (Telephone)(b)             110,000      3,169,375
--------------------------------------------------------------
MOL Magyar Olaj-es Gazipari
  Rt.-GDR (Oil- Domestic
  Integrated)                           128,000      2,540,800
--------------------------------------------------------------
Pannonplast Rt. (Building
  Materials)(b)                           2,270         36,886
--------------------------------------------------------------
Technoimpex (Services-Commercial
  & Consumer)(b)                          1,400              0
--------------------------------------------------------------
                                                     5,747,061
--------------------------------------------------------------

INDIA-6.21%

Associated Cement Co. Ltd.
  (Construction-
  Cement/Aggregates)                        164            757
--------------------------------------------------------------
BSES Ltd. (Electric Companies)              200            743
--------------------------------------------------------------
Hindustan Lever Ltd. (Aluminum)          73,850      3,914,679
--------------------------------------------------------------
Indian Hotels Co. Ltd.
  (Lodging-Hotels)                           50            423
--------------------------------------------------------------
ITC Ltd. (Tobacco)                      110,428      1,770,638
--------------------------------------------------------------
KEC International Ltd. (Electric
  Companies)                                100            141
--------------------------------------------------------------
Larsen & Toubro Ltd.
  (Manufacturing- Diversified)          150,400      1,379,273
--------------------------------------------------------------
Larsen & Tourbo Ltd.-GDR
  (Manufacturing- Diversified)           65,900      1,430,030
--------------------------------------------------------------
Mahanagar Telephone Nigam Ltd.
  (Telephone)                           142,100        561,067
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
INDIA-(CONTINUED)

Mahindra & Mahindra Ltd.
(Automobiles)(b)                        379,700   $  3,109,499
--------------------------------------------------------------
Ranbaxy Laboratories Ltd. (Health
  Care- Drugs-Generic & Other)              200          4,008
--------------------------------------------------------------
State Bank of India (Banks-Major
  Regional)                               4,650         26,565
--------------------------------------------------------------
Tata Engineering and Locomotive
  Co. Ltd. (Automobiles)                    100            552
--------------------------------------------------------------
Videsh Sanchar Nigam Ltd.
  (Telecommunications-Cellular/Wireless) 44,600        712,485
--------------------------------------------------------------
                                                    12,910,860
--------------------------------------------------------------

INDONESIA-2.87%

PT Indah Kiat Pulp & Paper Corp.
  TbK (Paper & Forest
  Products)(b)                        4,074,000      1,753,217
--------------------------------------------------------------
PT Lippo Bank Tbk (Banks-Major
  Regional)(b)                      128,519,400      4,218,361
--------------------------------------------------------------
                                                     5,971,578
--------------------------------------------------------------

IRELAND-0.28%

Central Asia Growth Fund
  (Investment Management)(b)            331,000        579,250
--------------------------------------------------------------
ISRAEL-3.60%
Bank Leumi Le-Israel (Banks-Money
  Center)                             1,180,113      2,082,201
--------------------------------------------------------------
Blue Square Chain Investments and
  Properties Ltd. (Retail-Food
  Chains)                                78,589      1,079,313
--------------------------------------------------------------
Blue Square-Israel Ltd.-ADR
  (Retail-Food Chains)                   78,100      1,020,181
--------------------------------------------------------------
Discount Investment Corp.
  (Investment Banking/Brokerage)         40,500      1,544,611
--------------------------------------------------------------
Internet Gold-Golden Lines
  (Computers-Software &
  Services)(b)                           74,861        561,458
--------------------------------------------------------------
Jacada Ltd. (Computers-Software &
  Services)(b)                           81,687      1,184,462
--------------------------------------------------------------
Makhteshim-Agan Industries Ltd.
  (Investment Management)(b)                  1              2
--------------------------------------------------------------
                                                     7,472,228
--------------------------------------------------------------

LITHUANIA-0.15%

Vilniaus Bankas A.B.-GDR
  (Banks-Regional)                       54,591        313,898
--------------------------------------------------------------

MALAYSIA-6.61%

Berjaya Sports Toto Berhad
  (Leisure Time- Products)            1,157,000      2,511,908
--------------------------------------------------------------
Commerce Asset-Holdings Berhad
  (Finance- Asset Management)(b)      1,393,000      3,079,263
--------------------------------------------------------------
Public Finance Berhad
  (Banks-Regional)                    1,034,000      1,110,189
--------------------------------------------------------------
Resorts World Berhad
  (Lodging-Hotels)                      776,000      2,225,895
--------------------------------------------------------------
RHB Capital Berhad (Banks-Major
  Regional)                             480,000        432,000
--------------------------------------------------------------
Rothmans of Pall Mall (Malaysia)
  Berhad (Tobacco)(b)                   159,000      1,108,816
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
MALAYSIA-(CONTINUED)

Telekom Malaysia Berhad
  (Telephone)                         1,059,000   $  3,260,605
--------------------------------------------------------------
                                                    13,728,676
--------------------------------------------------------------

MEXICO-10.51%

Alpha S.A. de C.V.-Class A
  (Manufacturing- Diversified)          121,000        464,368
--------------------------------------------------------------
Cemex S.A. de C.V.
  (Construction-Cement &
  Aggregates)                           570,392      2,580,557
--------------------------------------------------------------
Cifra S.A. de C.V.
  (Retail-General Merchandise)(b)     1,156,392      1,818,476
--------------------------------------------------------------
Consorcio Ara, S.A. de C.V.
  (Homebuilding)(b)                   1,182,600      1,330,809
--------------------------------------------------------------
Corporacion GEO S.A. de
  C.V.-Series B
  (Construction-Cement &
  Aggregates)(b)                        380,400        965,342
--------------------------------------------------------------
Fomento Economico Mexicano, S.A.
  de C.V.-ADR
  (Beverages-Alcoholic)                 105,474      3,460,866
--------------------------------------------------------------
Grupo Bimbo S.A. de C.V.
  (Foods)(b)                            655,700      1,202,969
--------------------------------------------------------------
Grupo Financiero Bancomer, S.A.
  de C.V.-Class O
  (Banks-Regional)(b)                 5,275,388      1,399,089
--------------------------------------------------------------
Grupo Televisa S.A.-GDR
  (Entertainment)(b)                     50,699      2,154,708
--------------------------------------------------------------
Telefonos de Mexico S.A.-ADR
  (Telephone)                            56,062      4,793,301
--------------------------------------------------------------
Tubos de Acero de Mexico S.A.-ADR
  (Oil & Gas-Drilling &
  Equipment)                            152,088      1,663,463
--------------------------------------------------------------
                                                    21,833,948
--------------------------------------------------------------

PAKISTAN-0.00%

Dewan Salman Fibre Ltd.
  (Chemicals-Specialty)(b)                    4              2
--------------------------------------------------------------
Pakistan State Oil Co. Ltd.
  (Oil-International Integrated)             78            207
--------------------------------------------------------------
                                                           209
--------------------------------------------------------------

PHILIPPINES-1.63%

Far East Bank & Trust Co.
  (Banks-Regional)                      531,663        908,202
--------------------------------------------------------------
Manila Electric Co. (Electric
  Power)                                409,290      1,122,741
--------------------------------------------------------------
Philippine Long Distance
  Telephone Co.-ADR (Telephone)          66,500      1,367,406
--------------------------------------------------------------
                                                     3,398,349
--------------------------------------------------------------

POLAND-1.98%

Bank Handlowy w Warszawie
  (Banks-Major Regional)(b)              70,000        987,084
--------------------------------------------------------------
Bank Handlowy w Warszawie-GDR
  (Banks-Major Regional)                  2,590         37,057
--------------------------------------------------------------
BRE Bank S.A. (Banks-Major
  Regional)                              31,295        852,927
--------------------------------------------------------------
Elektrim Spolka Akcyjna S.A.
  (Electrical Equipment)(b)             117,144      1,013,332
--------------------------------------------------------------
Telekomunikacja Polska S.A.-GDR
  (Telephone)(b)                        242,000      1,216,050
--------------------------------------------------------------
                                                     4,106,450
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
RUSSIA-1.27%

Nizhnekamsknefte Khim (Chemicals-
  Diversified)(b)                       100,000   $     67,000
--------------------------------------------------------------
Russian Telecommunications
  Development Corp.-Non-Voting
  (Telecommunications-
  Cellular-Wireless)(b)                  52,600              1
--------------------------------------------------------------
Russian Telecommunications
  Development Corp.-Voting
  (Telecommunications-
  Cellular-Wireless)(b)                  38,400              0
--------------------------------------------------------------
Surgutneftegaz-ADR
  (Oil-International Integrated)        307,930      2,563,517
--------------------------------------------------------------
                                                     2,630,518
--------------------------------------------------------------

SOUTH AFRICA-8.98%

Anglo American Platinum Corp.
  Ltd. (Metals Mining)                  105,000      3,025,641
--------------------------------------------------------------
Anglo American PLC (Metals
  Mining)                                39,600      2,108,132
--------------------------------------------------------------
Barlow Ltd.
  (Manufacturing-Diversified)           327,200      1,595,383
--------------------------------------------------------------
FirstRand Ltd. (Banks-Regional)       1,643,600      1,899,806
--------------------------------------------------------------
Liberty Life Association of
  Africa Ltd. (Insurance Brokers)       122,624      1,137,903
--------------------------------------------------------------
Rembrandt Group Ltd. (Investment
  Management)                           294,270      2,201,336
--------------------------------------------------------------
Sanlam Ltd.
  (Insurance-Life/Health)             1,798,960      2,064,740
--------------------------------------------------------------
Sappi Ltd. (Paper & Forest
  Products)                             305,000      2,527,391
--------------------------------------------------------------
South African Breweries PLC
  (Beverages- Alcoholic)                210,538      1,844,028
--------------------------------------------------------------
Standard Bank Investment Corp.
  Ltd. (Banks-Major Regional)(b)         75,550        258,291
--------------------------------------------------------------
                                                    18,662,651
--------------------------------------------------------------

SOUTH KOREA-12.31%

Housing & Commercial Bank-GDR
  (Banks-Major Regional)(b)              37,500        991,039
--------------------------------------------------------------
Kia Motors Corp. (Automobiles)(b)       180,900      1,809,754
--------------------------------------------------------------
Kia Motors Corp.-Rts., expiring
  11/09/99 (Automobiles)(b)              30,898         69,549
--------------------------------------------------------------
Korea Electric Power Corp.-ADR
  (Electric Companies)                  116,847      1,840,340
--------------------------------------------------------------
Korea Telecom Corp.-ADR
  (Telephone)(b)                         57,450      2,025,113
--------------------------------------------------------------
Merrill Lynch International & Co.
  KOSPI 200-Wts., expiring
  09/14/00 (Investment Banking)       1,582,230     13,101,814
--------------------------------------------------------------
Pohang Iron & Steel Co. Ltd.-ADR
  (Iron & Steel)                        123,540      4,123,148
--------------------------------------------------------------
Shinhan Bank-GDR (Banks-Major
  Regional)(b)                           75,747      1,619,092
--------------------------------------------------------------
                                                    25,579,849
--------------------------------------------------------------

TAIWAN-14.79%

ABN AMRO Bank N.V.-EPN, expiring
  04/28/00 (Investment
  Management)(b)(d)                         465      5,184,285
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
TAIWAN-(CONTINUED)

ABN AMRO Bank N.V.-EPN, expiring
  09/28/00 (Investment
  Management)(b)(d)                         600   $  5,692,200
--------------------------------------------------------------
Asian Petro Equity Linke (Oil &
  Gas-Refining & Marketing)(b)              361      2,623,835
--------------------------------------------------------------
Austek Computer, Inc. (Computers-
  Hardware)(b)                              773         10,924
--------------------------------------------------------------
Cathay Life Insurance Co., Ltd.
  (Insurance Brokers)                   200,000        517,024
--------------------------------------------------------------
China Development Industrial Bank
  (Investment Management)(b)            937,438      1,391,971
--------------------------------------------------------------
China Steel Corp. (Metals Mining)     3,172,000      2,440,000
--------------------------------------------------------------
Compeq Manufacturing Co., Ltd.
  (Computers-Hardware)                  297,700      1,520,410
--------------------------------------------------------------
Delta Electronics, Inc.
  (Electronics-Component
  Distributors)                         267,480      1,117,311
--------------------------------------------------------------
Hon Hai Precision Industry Co.,
  Ltd. (Electronics-Component
  Distributors)(b)                      355,544      2,432,316
--------------------------------------------------------------
Hon Hai Precision Industry Co.,
  Ltd.-GDR (Electronics-Component
  Distributors)(b)                       46,413        753,051
--------------------------------------------------------------
Nan Ya Plastic Corp.
  (Chemicals-Specialty)                       1              1
--------------------------------------------------------------
Taiwan Semiconductor
  Manufacturing Co. Ltd.
  (Electronics-Semiconductors)(b)       300,000      1,333,544
--------------------------------------------------------------
Taiwan Semiconductor
  Manufacturing Co. Ltd.-ADR
  (Electronics-Semiconductors)           80,000      2,770,000
--------------------------------------------------------------
United Microelectronics Corp.
  Ltd. (Electronics-Component
  Distributors)(b)                      578,000      1,503,310
--------------------------------------------------------------
Yang Ming Marine Transport
  (Shipping)(b)                       2,571,000      1,434,637
--------------------------------------------------------------
                                                    30,724,819
--------------------------------------------------------------

THAILAND-0.90%

Siam Commercial Bank PLC
  (Banks-Regional)(b)                   303,850        330,571
--------------------------------------------------------------
Siam Commercial Bank PLC-Pfd.
  (Banks-Regional)(b)                   972,442      1,102,042
--------------------------------------------------------------
Siam Commercial Bank-Wts.,
  expiring 05/10/02
  (Banks-Regional)(b)                 1,248,542        436,093
--------------------------------------------------------------
                                                     1,868,706
--------------------------------------------------------------

TURKEY-3.27%

Haci Omer Sabanci Holding A.S.
  (Investment Management)            71,501,500      2,119,301
--------------------------------------------------------------
Turkiye Is Bankasi (Isbank)
  (Banks-Money Center)               85,258,247      1,684,700
--------------------------------------------------------------
Yapi ve Kredi Bankasi A.S.
  (Banks-Money Center)              205,904,400      2,997,963
--------------------------------------------------------------
                                                     6,801,964
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
VENEZUELA-0.41%

Cia. Anonima Nacional Telefonos
  de Venezuela-ADR
  (Telecommunications- Long
  Distance)                              32,900   $    849,231
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $205,590,442)                                202,529,637
--------------------------------------------------------------

                                    PRINCIPAL
                                      AMOUNT
U.S. DOLLAR DENOMINATED
NON-CONVERTIBLE BONDS &
NOTES-0.00%

SOVEREIGN DEBT-0.00%

Bank of Foreign Economic Affairs
  (Vnesheconombank) (Russia),
  Interest in Arrears Notes,
  5.968%, 12/15/15 (Cost
  $7,777)(e)(f)                    $     45,784          5,322
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
MONEY MARKET FUNDS-1.74%

STIC Liquid Assets Portfolio(g)       1,806,852   $  1,806,852
--------------------------------------------------------------
STIC Prime Portfolio(g)               1,806,852      1,806,852
--------------------------------------------------------------
    Total Money Market Funds
      (Cost $3,613,704)                              3,613,704
--------------------------------------------------------------
TOTAL INVESTMENTS-99.23%                           206,148,663
--------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.77%                                  1,599,357
--------------------------------------------------------------
NET ASSETS-100.00%                                $207,748,020
==============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
EPN   - Equity Participation Notes
GDR   - Global Depositary Receipt
Pfd.  - Preferred
Rts.  - Rights
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Each unit represents one preferred share of Unibanco and one preferred "B" share of Unibanco Holdings.
(b) Non-income producing security.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 10/31/99 was $1,092,945 which represented 0.53% of the Fund's net assets.
(d) Equity participation notes on basket of Taiwan stocks.
(e) The coupon rate shown in floating rate note represents the rate at period end.
(f) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(g) The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:

Investments, at value (cost $209,211,923)       $206,148,663
------------------------------------------------------------
Foreign currencies, at value (cost $2,528,014)     2,503,509
------------------------------------------------------------
Receivables for:
  Investments sold                                   570,570
------------------------------------------------------------
  Fund shares sold                                   699,871
------------------------------------------------------------
  Dividends and interest                             799,063
------------------------------------------------------------
    Total assets                                 210,721,676
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            1,384,045
------------------------------------------------------------
  Fund shares reacquired                             946,210
------------------------------------------------------------
Amount due to custodian bank                           3,446
------------------------------------------------------------
Accrued advisory fees                                173,001
------------------------------------------------------------
Accrued distribution fees                            135,524
------------------------------------------------------------
Accrued accounting services fees                       4,201
------------------------------------------------------------
Accrued transfer agent fees                          127,021
------------------------------------------------------------
Accrued trustees' fees                                 4,882
------------------------------------------------------------
Accrued operating expenses                           195,326
------------------------------------------------------------
    Total liabilities                              2,973,656
------------------------------------------------------------
Net assets applicable to shares outstanding     $207,748,020
============================================================

NET ASSETS:

Class A                                         $157,197,964
============================================================
Class B                                         $ 49,723,202
============================================================
Class C                                         $    411,826
============================================================
Advisor Class                                   $    415,028
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           15,944,507
============================================================
Class B                                            5,079,702
============================================================
Class C                                               42,079
============================================================
Advisor Class                                         42,020
============================================================
Class A:
  Net asset value and redemption price per
    share                                       $       9.86
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.86 divided by
      95.25%)                                   $      10.35
============================================================
Class B:
  Net asset value and offering price per share  $       9.79
============================================================
Class C:
  Net asset value and offering price per share  $       9.79
============================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                             $       9.88
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999

INVESTMENT INCOME:

Dividends (net of $294,405 foreign withholding
  tax)                                           $ 3,536,471
------------------------------------------------------------
Interest                                             452,845
------------------------------------------------------------
Securities lending                                   141,802
------------------------------------------------------------
    Total investment income                        4,131,118
------------------------------------------------------------

EXPENSES:

Advisory and administrative fees                   1,560,741
------------------------------------------------------------
Accounting services fees                              42,462
------------------------------------------------------------
Custodian fees                                       152,242
------------------------------------------------------------
Distribution fees -- Class A                         439,522
------------------------------------------------------------
Distribution fees -- Class B                         357,273
------------------------------------------------------------
Distribution fees -- Class C                           1,425
------------------------------------------------------------
Transfer agent fees -- Class A                       654,830
------------------------------------------------------------
Transfer agent fees -- Class B                       189,040
------------------------------------------------------------
Transfer agent fees -- Class C                           754
------------------------------------------------------------
Transfer agent fees -- Advisor Class                   2,367
------------------------------------------------------------
Interest (Note 4)                                     18,797
------------------------------------------------------------
Printing fees                                        335,170
------------------------------------------------------------
Other                                                265,876
------------------------------------------------------------
    Total expenses                                 4,020,499
------------------------------------------------------------
Less: Expenses paid indirectly                        (9,544)
------------------------------------------------------------
    Fees waived by advisor                          (747,433)
------------------------------------------------------------
    Net expenses                                   3,263,522
------------------------------------------------------------
Net investment income                                867,596
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES

Net realized gain (loss) from:
  Investment securities                            3,287,085
------------------------------------------------------------
  Foreign currencies                                (466,771)
------------------------------------------------------------
                                                   2,820,314
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           23,953,037
------------------------------------------------------------
  Foreign currencies                                 (65,862)
------------------------------------------------------------
                                                  23,887,175
------------------------------------------------------------
  Net gain from investment securities and
    foreign currencies                            26,707,489
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                     $27,575,085
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                  1999             1998
                                                              -------------    -------------
OPERATIONS:

  Net investment income                                       $     867,596    $   6,869,096
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                            2,820,314      (83,359,123)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            23,887,175       13,741,429
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                 27,575,085      (62,748,598)
--------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Class A                                                        (1,347,785)     (11,841,080)
--------------------------------------------------------------------------------------------
  Class B                                                            (1,895)          (1,499)
--------------------------------------------------------------------------------------------
  Advisor Class                                                        (510)             (46)
--------------------------------------------------------------------------------------------

SHARE TRANSACTIONS-NET:

  Class A                                                        46,116,184     (295,354,688)
--------------------------------------------------------------------------------------------
  Class B                                                        46,956,910          226,865
--------------------------------------------------------------------------------------------
  Class C                                                           409,272               --
--------------------------------------------------------------------------------------------
  Advisor Class                                                     340,305           40,312
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                       120,047,566     (369,678,734)
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                            87,700,454      457,379,188
--------------------------------------------------------------------------------------------
  End of period                                               $ 207,748,020    $  87,700,454
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 462,286,688    $ 250,014,000
--------------------------------------------------------------------------------------------
  Undistributed net investment income                               601,051        1,105,906
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (252,000,704)    (136,393,263)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                            (3,139,015)     (27,026,189)
--------------------------------------------------------------------------------------------
                                                              $ 207,748,020    $  87,700,454
============================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 1999
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Developing Markets Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of four different classes of shares:
Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is long-term growth of capital and its secondary objective is income, to the extent consistent with seeking growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
     On October 31, 1999, undistributed net investment income was decreased by $22,262, undistributed net realized losses increased by $118,427,755 and paid-in capital increased by $118,450,017 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $251,405,753 as of October 31, 1999 which may be carried forward to offset future taxable gains, if any, and expires in varying increments, if not previously utilized, in the year 2007.
D. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
F. Expenses--Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.
G. Foreign Securities--There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.
H. Indexed Securities--The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO Asset Management Limited is the Fund's sub-advisor and sub-administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual rate of 2.00%, 2.50%, 2.50% and 1.50% of the average daily net assets of the Fund's Class A, Class B, Class C and Advisor Class shares, respectively. During the year ended October 31, 1999, the AIM waived fees of $747,433.

  Effective July 1, 1999, the Trust entered into a master administrative services agreement with AIM, replacing the prior pricing and accounting agreement. The Fund, pursuant to the master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Prior to July 1, 1999, AIM was the pricing and accounting agent for the Fund. The monthly fee for these services paid to AIM was a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate was derived based on the aggregate net assets of the funds which comprised the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee was calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets. For the year ended October 31, 1999, AIM was paid $42,462 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 1999, AFS was paid $686,201 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $439,522, $357,273 and $1,425, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $16,209 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $6,877 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in custodian fees of $9,544 under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $9,544 during the year ended October 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the Fund, along with certain other funds advised and/or administered by AIM, had a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allowed the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000.
  During the year ended October 31, 1999, the average outstanding daily balance of bank loans for the Fund was $337,903 with a weighted average interest rate of 5.33%. Interest expense for the Fund for the year ended October 31, 1999 was $18,797.

NOTE 5-PORTFOLIO SECURITIES LOANED

At October 31, 1999, securities with an aggregate value of $17,226,481 were on loan to brokers. The loans were secured by cash collateral of $17,571,010 received by the Fund. For the year ended October 31, 1999, the Fund received fees of $141,802 for securities lending.
  For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $280,768,924 and $191,097,959, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                        $ 26,747,536
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (37,735,639)
---------------------------------------------------------
Net unrealized depreciation of investment
  securities                                 $(10,988,103)
=========================================================
Cost of investments for tax purposes is $217,136,766.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                        1999                         1998
                                                              -------------------------   ---------------------------
                                                                SHARES        AMOUNT        SHARES         AMOUNT
                                                              ----------   ------------   -----------   -------------
Sold:
  Class A                                                      3,932,389   $ 45,584,475       486,628   $   5,011,027
---------------------------------------------------------------------------------------------------------------------
  Class B                                                        911,202     18,260,670        30,654         314,666
---------------------------------------------------------------------------------------------------------------------
  Class C*                                                        68,223        667,879            --              --
---------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                   67,714        758,300         4,782          49,262
---------------------------------------------------------------------------------------------------------------------
Issued in connection with acquisition:**
  Class A                                                      9,961,789     87,235,238            --              --
---------------------------------------------------------------------------------------------------------------------
  Class B                                                      5,660,631     42,680,510            --              --
---------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                   64,652        488,221            --              --
---------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                        125,865        932,660       676,257       8,203,222
---------------------------------------------------------------------------------------------------------------------
  Class B                                                            255          1,881           124           1,499
---------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                       69            510             4              46
---------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (9,691,690)   (87,636,190)+ (25,963,398)   (308,568,937)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,512,951)   (13,986,150)      (10,213)        (89,300)
---------------------------------------------------------------------------------------------------------------------
  Class C*                                                       (26,144)      (258,606)           --              --
---------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                  (94,292)      (906,727)         (909)         (8,996)
---------------------------------------------------------------------------------------------------------------------
                                                               9,467,712   $ 93,822,671   (24,776,071)  $(295,087,511)
=====================================================================================================================

*  Class C shares commenced sales on March 1, 1999.

** AIM Emerging Markets Fund ("Emerging Markets Fund") and AIM Eastern Europe Fund ("Eastern Europe Fund") transferred all of their assets to the Fund on February 12, 1999 and September 10, 1999, respectively, pursuant to a plan of reorganization and termination. The Fund assumed all of the liabilities of the Emerging Markets Fund and the Eastern Europe Fund. Shareholders of the Emerging Markets Fund and Eastern Europe Fund were issued full and fractional shares of the applicable class of the Fund. The acquisitions, which were approved by the shareholders of Emerging Markets Fund and Eastern Europe Fund on February 10, 1999 and August 25, 1999, respectively, were accomplished by an exchange of 10,912,463 shares of the Fund for the 11,087,719 shares then outstanding of the Emerging Markets Fund and 4,774,609 shares of the Fund for the 5,864,782 shares then outstanding of the Eastern Europe Fund. Based on the opinion of the Fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Fund or its shareholders. Emerging Markets Fund's and Eastern Europe Fund's net assets, including ($18,098,264) and ($1,068,554), respectively, of unrealized depreciation were combined with the Fund for total net assets after the acquisition of $159,666,366 and $238,151,276, respectively.

+ This amount includes $370,669 of redemption fees associated with merger of Eastern Europe.

NOTE 8-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                     CLASS A
                                                ------------------------------------------------------------------------------------
                                                  YEAR          YEAR          TEN MONTHS        YEAR ENDED
                                                 ENDED         ENDED            ENDED          DECEMBER 31,         JANUARY 11, 1994
                                               OCTOBER 31,   OCTOBER 31,      OCTOBER 31,   -------------------      TO DECEMBER 31,
                                                1999(a)        1998(a)         1997(b)        1996       1995             1994
                                               ---------     ----------      -----------    --------   --------     ----------------
Net asset value, beginning of period               7.53      $   12.56       $    13.84     $   11.60     $   12.44     $  15.00
---------------------------------------------  --------      ---------       ----------     ---------     ---------     --------
Income from investment operations:
  Net investment income                            0.06           0.39(c)(d)       0.25          0.53          0.72         0.35
---------------------------------------------  --------      ---------       ----------     ---------     ---------     --------
  Net realized and unrealized gain (loss) on
    investments                                    2.36          (5.10)           (1.53)         2.19         (0.84)       (2.46)
---------------------------------------------  --------      ---------       ----------     ---------     ---------     --------
    Net increase (decrease) from investment
      operations                                   2.42          (4.71)           (1.28)         2.72         (0.12)       (2.11)
---------------------------------------------  --------      ---------       ----------     ---------     ---------     --------
  Redemption fees retained                         0.03           0.28               --            --            --           --
---------------------------------------------  --------      ---------       ----------     ---------     ---------     --------
Distributions to shareholders:
  From net investment income                      (0.12)         (0.60)              --         (0.48)        (0.72)       (0.35)
---------------------------------------------  --------      ---------       ----------     ---------     ---------     --------
  From net realized gain on investments              --             --               --            --            --        (0.10)
---------------------------------------------  --------      ---------       ----------     ---------     ---------     --------
    Total distributions                           (0.12)         (0.60)              --         (0.48)        (0.72)       (0.45)
---------------------------------------------  --------      ---------       ----------     ---------     ---------     --------
Net asset value, end of period                      9.86     $    7.53       $    12.56     $   13.84     $   11.60     $  12.44
=============================================  ========      =========       ==========     =========     =========     ========
Total return(e)                                   33.11%        (37.09)%          (9.25)%       23.59%        (0.95)%     (14.07)%
=============================================  ========      =========       ==========     =========     =========     ========
Ratios and supplemental data:
Net assets, end of period (in 000's)            157,198      $  87,517       $  457,379     $ 504,012     $ 422,348   $  452,872
=============================================  ========      =========       ==========     =========     =========     ========
Ratio of net investment income to average net
  assets:
  With fee waivers                                 0.68%(f)       3.84             2.03%(g)      4.07%         6.33%        2.75%(g)
=============================================  ========      =========       ==========     =========     =========     ========
  Without fee waivers                              0.21%(f)       3.43%            1.95%(g)      4.04%         6.30%        2.75%(g)
=============================================  ========      =========       ==========     =========     =========     ========
Ratio of expenses to average net assets
  excluding interest expense:
  With fee waivers                                 1.90%(f)       1.73%            1.75%(g)      1.82%         1.77%        2.01%(g)
=============================================  ========      =========       ==========     =========     =========     ========
  Without fee waivers                              2.37%(f)       2.14%            1.83%(g)      1.85%         1.80%        2.01%(g)
=============================================  ========      =========       ==========     =========     =========     ========
Ratio of interest expense to average net
  assets (Note 5)                                  0.01%          0.20%          N/A           N/A           N/A          N/A
=============================================  ========      =========       ==========     =========     =========     ========
Portfolio turnover rate                             125%           111%             184%(g)       138%           75%          56%(g)
=============================================  ========      =========       ==========     =========     =========     ========

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Prior to November 1, 1997 the Fund was known as G.T. Developing Markets Fund, Inc. All capital shares issued and outstanding on October 31, 1997 were reclassified as Class A shares.
(c) Before reimbursement the net investment income per share would have been reduced by $0.04.
(d) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.
(e) Total return does not include sales charges and is not annualized for periods less than one year.
(f)  Ratios are based on average net assets of $123,758,642.
(g)  Annualized.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                      CLASS B               CLASS C        ADVISOR CLASS
                                                             -----------------------     -------------- --------------------
                                                                YEAR         YEAR           MARCH 1,        YEAR ENDED
                                                                ENDED        ENDED            1999          OCTOBER 31,
                                                             OCTOBER 31,  OCTOBER 31,    TO OCTOBER 31, --------------------
                                                               1999(a)      1998(a)         1999(a)     1999(a)      1998(a)
                                                               -------      -------         -------     -------      -------
Net asset value, beginning of period                           $  7.49      $ 12.56         $  7.47     $  7.55      $ 12.56
----------------------------------------------------------     -------      -------         -------     -------      -------
Income from investment operations:
  Net investment income (loss)                                    0.01         0.31(b)(c)         --       0.10         0.40(b)(c)
----------------------------------------------------------     -------      -------         -------     -------      -------
  Net realized and unrealized gain (loss) on investments          2.37        (5.07)           2.32        2.39        (5.09)
----------------------------------------------------------     -------      -------         -------     -------      -------
    Net increase (decrease) from investment operations            2.38        (4.76)           2.32        2.49        (4.69)
----------------------------------------------------------     -------      -------         -------     -------      -------
  Redemption fees retained                                          --         0.28              --          --         0.28
----------------------------------------------------------     -------      -------         -------     -------      -------
Distributions to shareholders:
  From net investment income                                     (0.08)       (0.59)             --       (0.16)       (0.60)
----------------------------------------------------------     -------      -------         -------     -------      -------
Net asset value, end of period                                 $  9.79      $  7.49         $  9.79     $  9.88      $  7.55
==========================================================     =======      =======         =======     =======      =======
Total return (based on net asset value)(d)                       32.14%      (39.76)%         31.06%      33.62%      (42.63)%
==========================================================     =======      =======         =======     =======      =======
Ratios and supplemental data:
Net assets, end of period (in 000's)                           $49,723      $   154         $   412     $   415      $    29
==========================================================     =======      =======         =======     =======      =======
Ratio of net investment income (loss) to average net
  assets:
  With fee waivers                                                0.08%(e)     3.09%           0.08%(f)    1.07%(e)     4.09%
==========================================================     =======      =======         =======     =======      =======
  Without fee waivers                                            (0.39)%(e)    2.68%          (0.39)%(f)   0.60%(e)     3.68%
==========================================================     =======      =======         =======     =======      =======
Ratio of expenses to average net assets excluding interest
  expense:
  With fee waivers                                                2.50%(e)     2.48%           2.50%(f)    1.51%(e)     1.48%
==========================================================     =======      =======         =======     =======      =======
  Without fee waivers                                             2.97%(e)     2.89%           2.97%(f)    1.98%(e)     1.89%
==========================================================     =======      =======         =======     =======      =======
Ratio of interest expense to average net assets (Note 5)          0.01%        0.20%           0.01%       0.01%        0.20%
==========================================================     =======      =======         =======     =======      =======
Portfolio turnover rate                                            125%         111%            125%        125%         111%
==========================================================     =======      =======         =======     =======      =======

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Before reimbursement the net investment income per share would have been reduced by $0.04.
(c) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.
(d) Total return does not include sales charges and is not annualized for periods less than one year.
(e) Ratios are based on average net assets of $35,727,260 and $447,433 for Class B and Advisor Class, respectively.
(f)  Ratios are annualized and based on average net assets of $208,934.

NOTE 9-SUBSEQUENT EVENT

On November 3, 1999, the Board of Trustees approved the conversion of Advisor Class Shares into Class A Shares. The proposed effective date of this conversion is February 11, 2000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Latin American Growth Fund and Board of Trustees of AIM Investment Funds:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Latin American Growth Fund at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                       /s/ PRICEWATERHOUSECOOPERS LLP
                       PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       December 23, 1999

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                       SHARES         VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-97.58%

ARGENTINA-11.90%

Acindar Industria Argentina de
  Aceros S.A.-Series B (Iron &
  Steel)(a)                              400,000   $   640,301
--------------------------------------------------------------
Banco de Galicia y Buenos Aires
  S.A. de C.V.-ADR (Banks-Regional)       46,118       974,243
--------------------------------------------------------------
Banco Hipotecario S.A.-Wts.
  (Banks-Regional), expiring
  02/02/04(b)                                617       339,350
--------------------------------------------------------------
Banco Rio de La Plata S.A.-ADR
  (Banks-Major Regional)                 100,233     1,290,500
--------------------------------------------------------------
Fivenez Banco Hipotecario
  (Banks-Regional)                       122,243     1,388,143
--------------------------------------------------------------
IRSA Inversiones y Representaciones
  S.A.-GDR (Land Development)             35,157     1,061,302
--------------------------------------------------------------
Juan Minetti S.A.
  (Construction-Cement &
  Aggregates)(a)                         170,390       461,974
--------------------------------------------------------------
Nortel Inversora S.A.-ADR
  (Telephone)                            200,500     3,032,563
--------------------------------------------------------------
Quilmes Industrial S.A.-ADR
  (Beverages-Alcoholic)                 132,164     1,379,462
--------------------------------------------------------------
                                                    10,567,838
--------------------------------------------------------------

BRAZIL-35.74%

C.A. La Electricidad de Caracas-ADR
  (Electric Companies)                    88,588     1,669,866
--------------------------------------------------------------
Caemi Mineracao E Metalurgica
  S.A.-Pfd. (Iron & Steel)            12,750,000       597,656
--------------------------------------------------------------
Companhia Brasileira de Petroleo
  Ipiranga (Oil & Gas-Refining &
  Marketing)                         120,000,000       960,861
--------------------------------------------------------------
Companhia Cimento Portland Itau
  (Construction-Cement &
  Aggregates)                            650,000        64,101
--------------------------------------------------------------
Companhia de Saneamento Basico do
  Estado de Sao Paulo (Water
  Utilities)                          17,292,622     1,164,949
--------------------------------------------------------------
Companhia de Tecidos Norte de Minas
  (Textiles-Specialty)                11,622,000       821,637
--------------------------------------------------------------
Companhia Energetica de Minas
  Gerais-ADR (Electric Companies)        114,506     1,636,600
--------------------------------------------------------------
Companhia Paranaense de
  Energia-Copel-ADR (Electric
  Companies)                             150,782       602,510
--------------------------------------------------------------
Companhia Paranaense de Energia-
  Copel-(Electric Companies)             147,935       980,069
--------------------------------------------------------------
Companhia Vale do Rio Doce-Pfd. A
  (Iron & Steel)                         141,823     2,818,296
--------------------------------------------------------------
Eletropaulo Metropolitana-
  Eletricidade de Sao
  Paulo S.A. (Electric Companies)     38,440,242     1,752,654
--------------------------------------------------------------
Embratel Participacoes S.A.-Pfd.
  (Telecommunications-Long
  Distance)                          109,450,000     1,396,160
--------------------------------------------------------------
Itausa-Investimentos Itau S.A.-Pfd.
  (Investment Management)              3,749,289     2,266,476
--------------------------------------------------------------
Itausa-Investimentos Itau S.A.-Pfd.
  Receipts (Investment Management)       151,050        91,311
--------------------------------------------------------------
Petroleo Brasileiro
  S.A.-Petrobras-Pfd. (Oil &
  Gas-Exploration & Production)       30,958,655     4,924,520
--------------------------------------------------------------

                                                     MARKET
                                       SHARES         VALUE
BRAZIL-(CONTINUED)

Tele Centro Sul Participacoes
  S.A.-ADR (Telephone)                    22,500   $ 1,344,375
--------------------------------------------------------------
Tele Norte Leste Participacoes
  S.A.-Pfd. (Telephone)               52,745,000       886,289
--------------------------------------------------------------
Telecomunicacoes Brasileiras C.M.
  (Telephone)                         41,725,004     2,167,477
--------------------------------------------------------------
Telecomunicacoes Brasileiras S.A.
  (Telephone)(a)                      86,027,000         2,644
--------------------------------------------------------------
Telecomunicacoes de Sao Paulo
  S.A.-Pfd. (Telephone)                7,448,813       700,234
--------------------------------------------------------------
Telesp Celular S.A.
  (Telecommunications-
  Cellular/Wireless)                  12,532,000       436,933
--------------------------------------------------------------
Telesp Celular S.A.-Pfd. B
  (Telecommunications-
  Cellular/Wireless)                   6,373,727       333,053
--------------------------------------------------------------
Uniao de Bancos Brasileiros
  S.A.-GDR (Banks-Regional)           49,672,000     1,148,665
--------------------------------------------------------------
Unibanco-Uniao de Bancos
  Brasileiros S.A. (Banks-Major
  Regional)(c)                        15,000,200       691,684
--------------------------------------------------------------
Usinas Siderurgicas de Minas Gerais
  S.A.-Pfd. A
  (Manufacturing-Diversified)        160,300,000       583,058
--------------------------------------------------------------
Votorantim Celulose e Papel S.A.
  (Paper & Forest Products)           57,900,000     1,690,727
--------------------------------------------------------------
                                                    31,732,805
--------------------------------------------------------------

CHILE-7.50%

Administradora de Fondos de
  Peniones Provida S.A.-ADR
  (Financial-Diversified)                100,642     1,736,075
--------------------------------------------------------------
Banco de A. Edwards-ADR
  (Banks-Regional)                        41,904       612,846
--------------------------------------------------------------
Compania Cervecerias Unidas
  S.A.-ADR (Beverages-Alcoholic)          67,500     1,472,344
--------------------------------------------------------------
Embotelladora Arica S.A.-ADR
  (Beverages- Non-Alcoholic)
  (Acquired 04/23/99; Cost
  $536,625(d)                             40,500       391,092
--------------------------------------------------------------
Quinenco S.A.-ADR
  (Financial-Diversified)                 29,900       278,444
--------------------------------------------------------------
Sociedad Quimica y Minera de Chile
  S.A.-ADR (Chemicals)                    59,100     1,717,594
--------------------------------------------------------------
Supermercados Unimarc S.A.-ADR
  (Retail-Food Chains)                   207,200       453,250
--------------------------------------------------------------
                                                     6,661,645
--------------------------------------------------------------

MEXICO-35.62%

Alpha S.A. de C.V.-Class A
  (Manufacturing- Diversified)           472,700     1,814,106
--------------------------------------------------------------
Apasco S.A. de C.V.
  (Construction-Cement &
  Aggregates)                            213,731     1,133,675
--------------------------------------------------------------
Carso Global Telecom-Class A1
  (Telephone)(a)                         550,000     3,660,946
--------------------------------------------------------------
Cemex S.A. de C.V.
  (Construction-Cement &
  Aggregates)                            364,968     1,651,181
--------------------------------------------------------------
Cintra S.A. (Airlines)                   393,300       173,437
--------------------------------------------------------------
Consorcio Ara, S.A. de C.V.
  (Homebuilding)(a)                      690,000       776,474
--------------------------------------------------------------
Controladora Comercial Mexicana
  S.A. de C.V. (Retail-Department
  Stores)(e)                           1,750,000     1,448,778
--------------------------------------------------------------

                                                     MARKET
                                       SHARES         VALUE
MEXICO-(CONTINUED)

Corporacion GEO S.A. de C.V.-Series
  B (Construction-Cement &
  Aggregates)(a)                         271,000   $   687,717
--------------------------------------------------------------
El Puerto de Liverpool S.A. de
  C.V.-Series 1 (Retail-Department
  Stores)                                 45,941        78,838
--------------------------------------------------------------
Fomento Economico Mexicano, S.A. de
  C.V.-ADR (Beverages-Alcoholic)(b)       80,000     2,625,000
--------------------------------------------------------------
Grupo Bimbo S.A. de C.V. (Foods)(a)      579,800     1,063,720
--------------------------------------------------------------
Grupo Carso S.A. de C.V.-Series A1
  (Manufacturing-Diversified)(a)         611,000     2,560,926
--------------------------------------------------------------
Grupo Cementos de Chihuahua S.A. de
  C.V.-Class B (Construction-Cement
  & Aggregates)                          210,000       133,229
--------------------------------------------------------------
Grupo Financiero Bancomer, S.A. de
  C.V.-Class O (Banks-Regional)(a)     4,715,464     1,250,591
--------------------------------------------------------------
Grupo Financiero Banorte S.A. de
  C.V.-Class O
  (Financial-Diversified)(a)           1,500,000     1,872,075
--------------------------------------------------------------
Grupo Industrial Maseca S.A. de
  C.V.-Class B (Foods)                 1,686,100       841,735
--------------------------------------------------------------
Grupo Mexico S.A.-Series B (Metals
  Mining)                                205,824       744,948
--------------------------------------------------------------
Grupo Posadas S.A.-Series A
  (Lodging-Hotels)(a)                    471,000       254,727
--------------------------------------------------------------
Grupo Posadas S.A.-Series L
  (Lodging-Hotels)(a)                    752,300       344,266
--------------------------------------------------------------
Grupo Televisa S.A.-GDR
  (Entertainment)(a)                     105,600     4,488,000
--------------------------------------------------------------
Industrias Penoles S.A. (Metals
  Mining)                                484,600     1,527,133
--------------------------------------------------------------
Kimberly-Clark de Mexico, S.A. de
  C.V.-Class A (Paper & Forest
  Products)                              600,000     1,921,997
--------------------------------------------------------------
Pepsi-Gemex S.A.-GDR (Beverages-
  Non-Alcoholic)(a)                      122,800       567,950
--------------------------------------------------------------
                                                    31,621,449
--------------------------------------------------------------

PANAMA-1.55%

Banco Latinoamericano de
  Exportaciones, S.A.
  (Banks-Regional)                        57,597     1,378,728
--------------------------------------------------------------

PERU-2.80%

Credicorp Ltd.
  (Financial-Diversified)                152,332     1,618,528
--------------------------------------------------------------

                                                     MARKET
                                       SHARES         VALUE
PERU-(CONTINUED)

Telefonica del Peru S.A.A.-ADR
  (Telephone)                             42,500   $   491,406
--------------------------------------------------------------
Union de Cervecerias Backus &
  Johnston S.A.A.
  (Beverages-Alcoholic)                1,008,223       371,948
--------------------------------------------------------------
                                                     2,481,882
--------------------------------------------------------------

UNITED KINGDOM-1.86%

Antofagasta Holdings PLC (Gold &
  Precious Metals Mining)                240,000     1,649,361
--------------------------------------------------------------

VENEZUELA-0.61%

C.A. La Electricidad de Caracas
  (Electric Companies)(f)                186,266        70,768
--------------------------------------------------------------
Corporacion Venezolana de Cementos
  S.A.C.A.-I (Constructions-Cement
  & Aggregates)                          675,057       293,875
--------------------------------------------------------------
Corporacion Venezolana de Cementos
  S.A.C.A.-II (Constructions-Cement
  & Aggregates)                          446,248       176,606
--------------------------------------------------------------
                                                       541,249
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $102,130,895)                                 86,634,957
--------------------------------------------------------------

                                      PRINCIPAL
                                      AMOUNT(g)
CORPORATE BONDS-0.00%

BRAZIL-0.00%

Companhia Vale do Rio Doce-Non
  Convertible (Cost $0)         BRL      276,400             0
--------------------------------------------------------------

                                                     MARKET
                                       SHARES         VALUE
MONEY MARKET FUNDS-0.91%

STIC Liquid Assets Portfolio(h)          404,169       404,169
--------------------------------------------------------------
STIC Prime Portfolio(h)                  404,169       404,169
--------------------------------------------------------------
    Total Money Market Funds (Cost
      $808,338)                                        808,338
--------------------------------------------------------------
TOTAL INVESTMENTS-98.49%                            87,443,295
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-1.51%                  1,344,875
--------------------------------------------------------------
NET ASSETS-100.00%                                 $88,788,170
--------------------------------------------------------------

Investment Abbreviations:

ADR   - American Depositary Receipt
GDR   - Global Depositary Receipt
Pfd.  - Preferred
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(c) Each unit represents one preferred share of Unibanco and one preferred B share of Unibanco Holdings.
(d) Restricted security. May be resold to qualified institutional buyers in accordance with provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Trustees. The market value at 10/31/99 was $391,092 which represented 0.44% of the Fund's net assets.
(e) Each unit represents three B shares and one C share.
(f) Each unit represents one share of Electricidad de Caracas and one share of Corporacion EDC.
(g) Foreign denominated security. Par value and coupon are denominated in currency indicated.
(h) The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.
                                      FS-15

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:
Investments, at value (cost $102,939,233)      $   87,443,295
-------------------------------------------------------------
Foreign currencies, at value (cost $568,244)          573,893
-------------------------------------------------------------
Receivables for:
  Investments sold                                    843,462
-------------------------------------------------------------
  Fund shares sold                                     80,031
-------------------------------------------------------------
  Dividends and interest                              279,049
-------------------------------------------------------------
Other assets                                           20,338
-------------------------------------------------------------
    Total assets                                   89,240,068
-------------------------------------------------------------
LIABILITIES:
Payable for fund shares reacquired                    254,077
-------------------------------------------------------------
Accrued advisory fees                                   9,838
-------------------------------------------------------------
Accrued distribution fees                              40,251
-------------------------------------------------------------
Accrued accounting services fees                        4,247
-------------------------------------------------------------
Accrued transfer agent fees                            21,021
-------------------------------------------------------------
Accrued trustees' fees                                  2,762
-------------------------------------------------------------
Other liabilities                                     119,702
-------------------------------------------------------------
    Total liabilities                                 451,898
-------------------------------------------------------------
Net assets applicable to shares outstanding    $   88,788,170
-------------------------------------------------------------
NET ASSETS:
Class A                                        $   49,788,968
-------------------------------------------------------------
Class B                                        $   38,455,515
-------------------------------------------------------------
Class C                                        $      146,525
-------------------------------------------------------------
Advisor Class                                  $      397,162
-------------------------------------------------------------
SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:
Class A                                             3,564,736
-------------------------------------------------------------
Class B                                             2,788,851
-------------------------------------------------------------
Class C                                                10,624
-------------------------------------------------------------
Advisor Class                                          28,479
-------------------------------------------------------------
Class A:
  Net asset value and redemption price per
    share                                      $        13.97
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.97 divided by
      95.25%)                                  $        14.67
-------------------------------------------------------------
Class B:
  Net asset value and offering price per
    share                                      $        13.79
-------------------------------------------------------------
Class C:
  Net asset value and offering price per
    share                                      $        13.79
-------------------------------------------------------------
Advisor Class:
  Net asset value, redemption and offering
    price per share                            $        13.95
-------------------------------------------------------------

STATEMENT OF OPERATIONS

For the year ended October 31, 1999

INVESTMENT INCOME:
Dividends (net of $479,760 foreign withholding
  tax)                                          $  3,291,105
------------------------------------------------------------
Interest                                              35,745
------------------------------------------------------------
Securities lending                                    91,156
------------------------------------------------------------
    Total investment income                        3,418,006
------------------------------------------------------------
EXPENSES:
Advisory and administrative fees                     952,046
------------------------------------------------------------
Accounting services fees                              38,349
------------------------------------------------------------
Custodian fees                                        53,267
------------------------------------------------------------
Interest expense (Note 5)                             54,310
------------------------------------------------------------
Distribution fees -- Class A                         273,567
------------------------------------------------------------
Distribution fees -- Class B                         422,771
------------------------------------------------------------
Distribution fees -- Class C                             713
------------------------------------------------------------
Printing fees                                        284,503
------------------------------------------------------------
Trustees' fees                                        11,926
------------------------------------------------------------
Transfer agent fees -- Class A                       338,413
------------------------------------------------------------
Transfer agent fees -- Class B                       261,324
------------------------------------------------------------
Transfer agent fees -- Class C                           445
------------------------------------------------------------
Transfer agent fees -- Advisor Class                   3,624
------------------------------------------------------------
Other                                                 93,931
------------------------------------------------------------
    Total expenses                                 2,789,189
------------------------------------------------------------
Less: Expenses paid indirectly                        (3,131)
------------------------------------------------------------
    Fees waived by advisor                          (572,144)
------------------------------------------------------------
    Net expenses                                   2,213,914
------------------------------------------------------------
Net investment income                              1,204,092
------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:
Net realized gain (loss) from:
  Investment securities                          (29,737,138)
------------------------------------------------------------
  Foreign currencies                                (539,564)
------------------------------------------------------------
                                                 (30,276,702)
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           48,113,915
------------------------------------------------------------
  Foreign currencies                                 (35,910)
------------------------------------------------------------
                                                  48,078,005
------------------------------------------------------------
  Net gain from investment securities and
    foreign currencies                            17,801,303
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $ 19,005,395
------------------------------------------------------------

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                  1999            1998
                                                              ------------    -------------
OPERATIONS:

  Net investment income                                       $  1,204,092    $   1,153,228
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                         (30,276,702)     (18,715,746)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                48,078,005      (54,475,416)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                19,005,395      (72,037,934)
-------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:

  Class A                                                         (703,214)        (219,544)
-------------------------------------------------------------------------------------------
  Class B                                                         (122,741)              --
-------------------------------------------------------------------------------------------
  Advisor Class                                                     (9,487)          (5,514)
-------------------------------------------------------------------------------------------

Share transactions-net:

  Class A                                                      (22,064,281)     (61,587,566)
-------------------------------------------------------------------------------------------
  Class B                                                      (15,015,084)     (52,032,524)
-------------------------------------------------------------------------------------------
  Class C                                                          158,037               --
-------------------------------------------------------------------------------------------
  Advisor Class                                                   (144,362)         (13,073)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (18,895,737)    (185,896,155)
-------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          107,683,907      293,580,062
-------------------------------------------------------------------------------------------
  End of period                                               $ 88,788,170    $ 107,683,907
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $167,043,253    $ 204,122,934
-------------------------------------------------------------------------------------------
  Undistributed net investment income                              675,072          831,995
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (63,367,151)     (33,630,013)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                          (15,563,004)     (63,641,009)
-------------------------------------------------------------------------------------------
                                                              $ 88,788,170    $ 107,683,907
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Latin American Growth Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of four different classes of shares:
Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
       Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
       On October 31, 1999, undistributed net investment income was decreased by $525,573, undistributed net realized gains increased by $539,564 and paid-in capital decreased by $13,991 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $61,871,107 as of October 31, 1999 which may be carried forward to offset future taxable gains, if any, and expires in varying increments, if not previously utilized, in the year 2007.

D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

F. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

G. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

H. Foreign Securities -- There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange fluctuations, perceived credit risk,adverse political and economic developments and possible adverse foreign government intervention.

I. Indexed Securities -- The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO Asset Management Limited is the Fund's sub-advisor and sub-administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual rate of 2.00%, 2.50%, 2.50% and 1.50% of the average daily net assets of the Fund's Class A, Class B, Class C and Advisor Class shares, respectively. During the year ended October 31, 1999, AIM waived fees of $572,144.
  Effective July 1, 1999, the Trust entered into a master administrative services agreement with AIM, replacing the prior pricing and accounting agreement. The Fund, pursuant to the master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Prior to July 1, 1999, AIM was the pricing and accounting agent for the Fund. The monthly fee for these services paid to AIM was a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate was derived based on the aggregate net assets of the funds which comprised the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee was calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets. For the year ended October 31, 1999, AIM was paid $38,349 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 1999, AFS was paid $570,779 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $273,567, $422,771 and $713, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $12,934 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $536 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in custodian fees of $3,131 under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $3,131 during the year ended October 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the Fund, along with certain other funds advised and/or administered by AIM, had a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allowed the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000.
  During the year ended October 31, 1999, the average outstanding daily balance of bank loans for the Fund was $965,592 with a weighted average interest rate of 5.62%. Interest expense for the Fund for the year ended October 31, 1999 was $54,310.

NOTE 5-PORTFOLIO SECURITIES LOANED

At October 31, 1999, securities with an aggregate value of $2,926,733 were on loan to brokers. The loans were secured by cash collateral of $2,985,267 received by the Fund. For the year ended October 31, 1999, the Fund received fees of $91,156 for securities lending.
  For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $28,967,058 and $62,536,455, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                        $ 10,237,584
---------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities     (27,229,564)
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                   $(16,991,980)
=========================================================

Cost of investments for tax purposes is $104,435,275.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                         1999                         1998
                                                              --------------------------   ---------------------------
                                                                SHARES         AMOUNT        SHARES         AMOUNT
                                                              -----------   ------------   -----------   -------------
Sold:
  Class A                                                      10,698,303   $130,700,031    31,480,158   $ 504,106,417
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,074,686     14,304,893    14,533,097     243,328,768
----------------------------------------------------------------------------------------------------------------------
  Class C*                                                         20,395        302,050            --              --
----------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                   103,353      1,459,954     1,261,470      24,366,740
----------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                          56,745        633,836         8,770         183,909
----------------------------------------------------------------------------------------------------------------------
  Class B                                                           9,959        110,343            --              --
----------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                       833          9,259           261           5,468
----------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (12,381,943)  (153,398,148)  (34,474,810)   (565,877,892)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,351,288)   (29,430,320)  (17,417,330)   (295,361,292)
----------------------------------------------------------------------------------------------------------------------
  Class C*                                                         (9,771)      (144,013)           --              --
----------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                  (106,874)    (1,613,575)   (1,263,040)    (24,385,281)
----------------------------------------------------------------------------------------------------------------------
                                                               (2,885,602)  $(37,065,690)   (5,871,424)  $(113,633,163)
======================================================================================================================

*  Class C shares commenced sales on March 1, 1999.

NOTE 8-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                       CLASS A
                                                              ----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------
                                                               1999       1998(a)     1997(a)      1996(a)      1995(a)
                                                              -------     -------     --------     --------     --------
Net asset value, beginning of period                          $ 11.70     $ 19.50     $  17.95     $  15.38     $  26.11
--------------------------------------------------------      -------     -------     --------     --------     --------
Income from investment operations:
  Net investment income (loss)                                   0.21        0.13(b)      0.11         0.09         0.15
--------------------------------------------------------      -------     -------     --------     --------     --------
  Net realized and unrealized gain (loss) on investments         2.20       (7.90)        1.44         2.59        (9.28)
--------------------------------------------------------      -------     -------     --------     --------     --------
  Net increase (decrease) from investment operations             2.41       (7.77)        1.55         2.68        (9.13)
--------------------------------------------------------      -------     -------     --------     --------     --------
Distributions to shareholders:
  From net investment income                                    (0.14)      (0.03)          --        (0.08)          --
--------------------------------------------------------      -------     -------     --------     --------     --------
  From net realized gain on investments                            --          --           --           --        (1.60)
--------------------------------------------------------      -------     -------     --------     --------     --------
  In excess of net investment income                               --          --           --        (0.03)          --
--------------------------------------------------------      -------     -------     --------     --------     --------
    Total distributions                                         (0.14)      (0.03)          --        (0.11)       (1.60)
--------------------------------------------------------      -------     -------     --------     --------     --------
Net asset value, end of period                                $ 13.97     $ 11.70     $  19.50     $  17.95     $  15.38
========================================================      =======     =======     ========     ========     ========
Total return(c)                                                 20.93%     (39.86)%       8.52%       17.52%      (37.16)%
========================================================      =======     =======     ========     ========     ========
Ratios and supplemental data:
Net assets, end of period (in 000s)                           $49,789     $60,720     $159,496     $177,373     $182,462
--------------------------------------------------------      -------     -------     --------     --------     --------
Ratio of net investment income to average net assets:
  With fee waivers                                               1.44%(d)    0.78%        0.52%        0.46%        0.86%
--------------------------------------------------------      -------     -------     --------     --------     --------
  Without fee waivers                                            0.85%(d)    0.64%        0.42%        0.39%        0.85%
========================================================      =======     =======     ========     ========     ========
Ratio of expenses to average net assets (excluding
  interest expense):
  With fee waivers                                               2.00%(d)    2.00%        1.96%        2.03%        2.11%
--------------------------------------------------------      -------     -------     --------     --------     --------
  Without fee waivers                                            2.59%(d)    2.14%        2.06%        2.10%        2.12%
========================================================      =======     =======     ========     ========     ========
Ratio of interest expense to average net assets                  0.06%       0.17%         N/A          N/A          N/A
--------------------------------------------------------      -------     -------     --------     --------     --------
Portfolio turnover rate                                            30%         39%         130%         101%         125%
========================================================      =======     =======     ========     ========     ========

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Before reimbursement the net investment income per share would have been reduced by $.02.
(c) Total return does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average net assets of $54,713,405.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                        CLASS B
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                  1999        1998(a)    1997(a)     1996(a)     1995(a)
                                                              ------------    -------    --------    --------    --------
Net asset value, beginning of period                            $ 11.49      $ 19.23     $  17.78    $  15.21    $  25.94
-----------------------------------------------------------     -------      -------     --------    --------    --------
Income from investment operations:
  Net investment income                                            0.17         0.04(b)      0.01          --        0.06
-----------------------------------------------------------     -------      -------     --------    --------    --------
  Net realized and unrealized gain (loss) on investments           2.16        (7.78)        1.44        2.59       (9.19)
-----------------------------------------------------------     -------      -------     --------    --------    --------
  Net increase (decrease) from investment operations               2.33        (7.74)        1.45        2.59       (9.13)
-----------------------------------------------------------     -------      -------     --------    --------    --------
Distributions to shareholders:
  From net investment income                                      (0.03)          --           --       (0.01)         --
-----------------------------------------------------------     -------      -------     --------    --------    --------
  From net realized gain on investments                              --           --           --          --       (1.60)
-----------------------------------------------------------     -------      -------     --------    --------    --------
  In excess of net investment income                                 --           --           --       (0.01)         --
-----------------------------------------------------------     -------      -------     --------    --------    --------
    Total distributions                                           (0.03)          --           --       (0.02)      (1.60)
-----------------------------------------------------------     -------      -------     --------    --------    --------
Net asset value, end of period                                  $ 13.79      $ 11.49     $  19.23    $  17.78    $  15.21
===========================================================     =======      =======     ========    ========    ========
Total return(c)                                                   20.36%      (40.19)%       8.04%      17.02%     (37.42)%
===========================================================     =======      =======     ========    ========    ========
Ratios and supplemental data:
Net assets, end of period (in 000's)                            $38,456      $46,599     $133,448    $137,400    $134,527
===========================================================     =======      =======     ========    ========    ========
Ratio of net investment income (loss) to average net assets:
  With fee waivers                                                 0.94%(d)     0.28%        0.02%      (0.04)%      0.36%
-----------------------------------------------------------     -------      -------     --------    --------    --------
  Without fee waivers                                              0.35%(d)     0.14%       (0.08)%     (0.11)%      0.35%
===========================================================     =======      =======     ========    ========    ========
Ratio of expenses to average net assets (excluding interest
  expense):
  With fee waivers                                                 2.50%(d)     2.50%        2.46%       2.53%       2.61%
-----------------------------------------------------------     -------      -------     --------    --------    --------
  Without fee waivers                                              3.09%(d)     2.64%        2.56%       2.60%       2.62%
===========================================================     =======      =======     ========    ========    ========
Ratio of interest expenses to average net assets                   0.06%        0.17%         N/A         N/A         N/A
-----------------------------------------------------------     -------      -------     --------    --------    --------
Portfolio turnover rate                                              30%          39%         130%        101%        125%
===========================================================     =======      =======     ========    ========    ========

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Before reimbursement the net investment income per share would have been reduced by $0.02.
(c)  Total return does not include sales charges.
(d)  Ratios are based on average net assets of $42,277,069.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                CLASS C                                   ADVISOR CLASS
                                            ----------------    -----------------------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
                                            MARCH 1, 1999 TO    -------------------------------------------     JUNE 1, 1995 TO
                                            OCTOBER 31, 1999     1999       1998(a)     1997(a)     1996(a)   OCTOBER 31, 1995(a)
                                            ----------------    ------      -------     -------     -------   -------------------
Net asset value, beginning of period             $10.21         $11.71      $19.57      $17.94      $15.40          $15.95
-----------------------------------------        ------         ------      ------      ------      ------          ------
Income from investment operations:
  Net investment income                            0.12           0.31        0.21(b)     0.19        0.17            0.09
-----------------------------------------        ------         ------      ------      ------      ------          ------
  Net realized and unrealized gain (loss)
    on investments                                 3.46           2.16       (7.92)       1.44        2.58           (0.64)
-----------------------------------------        ------         ------      ------      ------      ------          ------
    Net increase (decrease) from
      investment operations                        3.58           2.47       (7.71)       1.63        2.75           (0.55)
-----------------------------------------        ------         ------      ------      ------      ------          ------
Distributions to shareholders:
  From net investment income                         --          (0.23)      (0.15)         --       (0.14)             --
-----------------------------------------        ------         ------      ------      ------      ------          ------
  In excess of net investment income                 --             --          --          --       (0.07)             --
-----------------------------------------        ------         ------      ------      ------      ------          ------
    Total distributions                              --          (0.23)      (0.15)         --       (0.21)             --
-----------------------------------------        ------         ------      ------      ------      ------          ------
Net asset value, end of period                   $13.79         $13.95      $11.71      $19.57      $17.94          $15.40
=========================================        ======         ======      ======      ======      ======          ======
Total return(c)                                   35.06%         21.56%     (39.67)%      8.91%      18.16%          (3.45)%
=========================================        ======         ======      ======      ======      ======          ======
Ratios and supplemental data:
Net assets, end of period (in 000's)             $  147         $  397      $  365      $  636      $  818          $  369
=========================================        ======         ======      ======      ======      ======          ======
Ratio of net investment income to average
  net assets:
  With fee waivers                                 0.94%(d)       1.94%(e)    1.28%       1.02%       0.96%           1.36%(f)
-----------------------------------------        ------         ------      ------      ------      ------          ------
  Without fee waivers                              0.35%(d)       1.35%(e)    1.14%       0.92%       0.89%           1.35%(f)
=========================================        ======         ======      ======      ======      ======          ======
Ratio of expenses to average net assets
  (excluding interest expense):
  With fee waivers                                 2.50%(d)       1.50%(e)    1.50%       1.46%       1.53%           1.61%(f)
-----------------------------------------        ------         ------      ------      ------      ------          ------
  Without fee waivers                              3.09%(d)       2.09%(e)    1.64%       1.56%       1.60%           1.62%(f)
=========================================        ======         ======      ======      ======      ======          ======
Ratio of interest expense to average net
  assets                                           0.06%          0.06%       0.17%        N/A         N/A             N/A
-----------------------------------------        ------         ------      ------      ------      ------          ------
Portfolio turnover rate                              30%            30%         39%        130%        101%            125%
=========================================        ======         ======      ======      ======      ======          ======

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Before reimbursement the net investment income per share would have been reduced by $0.02.
(c) Total return does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are annualized and based on average net assets of $106,283.
(e)  Ratios are based on average net assets of $583,904.
(f)  Annualized.

NOTE 9-SUBSEQUENT EVENT

On November 3, 1999, the Board of Trustees approved the conversion of Advisor Class Shares into Class A Shares. The proposed effective date of this conversion is February 11, 2000.

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION






                     CLASS A, CLASS B AND CLASS C SHARES OF
                         AIM EMERGING MARKETS DEBT FUND
                        AIM GLOBAL GOVERNMENT INCOME FUND
                         AIM GLOBAL GROWTH & INCOME FUND
                            AIM STRATEGIC INCOME FUND


                              (SERIES PORTFOLIOS OF
                              AIM INVESTMENT FUNDS)


                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919



        THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND
            IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS OF THE
             ABOVE-NAMED FUNDS, A COPY OF WHICH MAY BE OBTAINED FREE
                 OF CHARGE FROM AUTHORIZED DEALERS OR BY WRITING
                             AIM DISTRIBUTORS, INC.,
                    P.O. BOX 4739, HOUSTON, TEXAS 77210-4739
                          OR BY CALLING (800) 347-4246



          STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2000
 RELATING TO AIM EMERGING MARKETS DEBT FUND PROSPECTUS DATED FEBRUARY 28, 2000, RELATING TO AIM GLOBAL GOVERNMENT INCOME FUND PROSPECTUS DATED FEBRUARY 28,
                                     2000,
 RELATING TO AIM GLOBAL GROWTH & INCOME FUND PROSPECTUS DATED FEBRUARY 28, 2000
  AND RELATING TO AIM STRATEGIC INCOME FUND PROSPECTUS DATED FEBRUARY 28, 2000

                                TABLE OF CONTENTS


                                                                                                                Page

INTRODUCTION......................................................................................................1


GENERAL INFORMATION ABOUT THE FUNDS...............................................................................1

         The Trust and Its Shares.................................................................................1

INVESTMENT STRATEGIES AND RISKS...................................................................................3

         Investment Objectives....................................................................................3
         Investment Strategies....................................................................................4
         Selection of Debt Investments............................................................................7
         Selection of Equity Investments..........................................................................7
         Selection of Investments and Asset Allocation............................................................8
         Investment In Emerging Markets...........................................................................9
         Sovereign Debt..........................................................................................10
         Brady Bonds.............................................................................................11
         Loan Participations and Assignments.....................................................................12
         Mortgage-Backed and Asset-Backed Securities.............................................................12
         When-Issued and Forward Commitment Securities...........................................................13
         Temporary Defensive Strategies..........................................................................13
         Equity-Linked Derivatives...............................................................................14
         Investments in Other Investment Companies...............................................................14
         Depositary Receipts.....................................................................................15
         Samurai and Yankee Bonds................................................................................15
         Warrants or Rights......................................................................................16
         Lending of Portfolio Securities.........................................................................16
         Commercial Bank Obligations.............................................................................16
         Repurchase Agreements...................................................................................17
         Borrowing, Reverse Repurchase Agreements and............................................................17
         Zero Coupon Securities..................................................................................19
         Synthetic Security Positions............................................................................19
         Swaps, Caps, Floors, and Collars........................................................................20
         Indexed Commercial Paper................................................................................20
         Other Indexed Securities................................................................................20
         Short Sales.............................................................................................21

OPTIONS, FUTURES AND CURRENCY STRATEGIES.........................................................................21

         Options, Futures, and Forward Currency Transactions.....................................................21
         Special Risks of Options, Futures and Currency Strategies...............................................22
         Writing Call Options....................................................................................23
         Writing Put Options.....................................................................................24
         Purchasing Put Options..................................................................................25
         Purchasing Call Options.................................................................................25
         Index Options...........................................................................................27
         Interest Rate, Currency and Stock Index Futures Contracts...............................................28
         Options on Futures Contracts............................................................................30
         Limitations on Use of Futures, Options on Futures and Certain Options on Currencies.....................31




         Forward Contracts.......................................................................................31
         Foreign Currency Strategies--Special Considerations.....................................................32
         Cover...................................................................................................33
         Interest Rate and Currency Swaps........................................................................33

RISK FACTORS.....................................................................................................34

         Non-Diversified Classification..........................................................................34
         Illiquid Securities.....................................................................................34
         Foreign Securities......................................................................................35
         Mortgage-Backed and Asset-Backed Securities.............................................................40
         Lower Quality Debt Securities...........................................................................40

INVESTMENT LIMITATIONS...........................................................................................42

         Emerging Markets Debt Fund and the Portfolio............................................................42
         Government Income Fund..................................................................................44
         Growth & Income Fund....................................................................................45
         Strategic Income Fund...................................................................................47

EXECUTION OF PORTFOLIO TRANSACTIONS..............................................................................51

         Portfolio Trading and Turnover..........................................................................53

MANAGEMENT.......................................................................................................54

         Trustees and Executive Officers.........................................................................54
         Investment Management and Administration Services.......................................................56
         Expenses of the Funds and the Portfolio.................................................................61

THE DISTRIBUTION PLANS...........................................................................................61

         The Class A and C Plan..................................................................................61
         The Class B Plan........................................................................................62
         Both Plans..............................................................................................62

THE DISTRIBUTOR..................................................................................................67


SALES CHARGES AND DEALER CONCESSIONS.............................................................................69


REDUCTIONS IN INITIAL SALES CHARGES..............................................................................72


CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS......................................................................76


HOW TO PURCHASE AND REDEEM SHARES................................................................................78

         Backup Withholding......................................................................................79

NET ASSET VALUE DETERMINATION....................................................................................81


DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.........................................................................81

         Reinvestment of Dividends and Distributions.............................................................81
         Tax Matters.............................................................................................82
         Taxation of the Funds...................................................................................82
         Taxation of the Portfolio--General......................................................................82
         Taxation of Certain Investment Activities...............................................................83
         Taxation of the Funds' Shareholders.....................................................................85
         Reinstatement Privilege.................................................................................86



SHAREHOLDER INFORMATION..........................................................................................86


MISCELLANEOUS INFORMATION........................................................................................89

         Charges for Certain Account Information.................................................................89
         Custodian and Transfer Agent............................................................................89
         Independent Accountants.................................................................................89
         Legal Matters...........................................................................................90
         Shareholder Liability...................................................................................90
         Control Persons and Principal Holders of Securities.....................................................90

INVESTMENT RESULTS...............................................................................................95

         Total Return Quotations.................................................................................95
         Non-Standardized Returns................................................................................97
         Yield Quotations.......................................................................................100
         Performance Information................................................................................101

APPENDIX........................................................................................................104

         Description of Bond Ratings............................................................................104
         Description of Commercial Paper Ratings................................................................105
         Absence of Rating......................................................................................105

FINANCIAL STATEMENTS.............................................................................................FS

                                  INTRODUCTION


     This Statement of Additional Information relates to the Class A, Class B and Class C shares of AIM Emerging Markets Debt Fund (formerly known as AIM Global High Income Fund) ("Emerging Markets Debt Fund"), AIM Global Government Income Fund ("Government Income Fund"), AIM Global Growth & Income Fund ("Growth & Income Fund") and AIM Strategic Income Fund ("Strategic Income Fund") (each, a "Fund," and collectively, the "Funds"). Each Fund is a non-diversified series of AIM Investment Funds (the "Trust"), a registered open-end management investment company organized as a Delaware business trust.



     AIM Advisors, Inc. ("AIM") serves as the investment manager of and administrator for the Funds and Emerging Markets Debt Portfolio (formerly known as the Global High Income Portfolio), in which the Emerging Markets Debt Fund invests (the "Portfolio"). INVESCO Asset Management Limited (the "Sub-Advisor") serves as the investment sub-advisor for Government Income Fund, Growth & Income Fund and the Portfolio.



     The Trust is a series mutual fund. The rules and regulations of the Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. This information for Emerging Markets Debt Fund is included in a separate Prospectus dated February 28, 2000, for Government Income Fund is included in a Prospectus dated February 28, 2000, for Growth & Income Fund is included in a separate Prospectus dated February 28, 2000, and for Strategic Income Fund is included in a separate Prospectus dated February 28, 2000. Additional copies of the Prospectuses and this Statement of Additional Information may be obtained without charge by writing the principal distributor of the Funds' shares, AIM Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, TX 77210-4739 or by calling (800) 347-4246. Investors must receive a Prospectus before they invest.


     This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Funds. Some of the information required to be in this Statement of Additional Information is also included in the Prospectus, and, in order to avoid repetition, reference will be made to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


                       GENERAL INFORMATION ABOUT THE FUNDS

THE TRUST AND ITS SHARES

     The Trust was organized as a Delaware business trust on May 7, 1998, and previously operated under the name G.T. Investment Funds, Inc., which was organized as a Maryland corporation on October 29, 1987. The Trust was reorganized on September 8, 1998 as a Delaware business trust, and is registered with the SEC as a diversified open-end series management investment company. The Trust currently consists of the following portfolios: AIM Developing Markets Fund, AIM Emerging Markets Debt Fund, AIM Global Consumer Products and Services Fund, AIM Global Financial Services Fund, AIM

Global Government Income Fund, AIM Global Growth & Income Fund, AIM Global Health Care Fund, AIM Global Infrastructure Fund, AIM Global Resources Fund, AIM Global Telecommunications and Technology Fund (formerly AIM Global Telecommunications Fund), AIM Latin American Growth Fund, and AIM Strategic Income Fund. Each of these funds has three separate classes: Class A, Class B and Class C shares. All historical financial and other information contained in this Statement of Additional Information for periods prior to September 8, 1998, is that of the series of AIM Investment Funds, Inc.







     The term "majority of the outstanding shares" of the Trust, of a particular Fund or of a particular class of a Fund means, respectively, the vote of the lesser of (a) 67% or more of the shares of the Trust, such Fund or such class present at a meeting of the Trust's shareholders, if the holders of more than 50% of the outstanding shares of the Trust, such Fund or such class are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Trust, such Fund or such class.



     Class A, Class B and Class C shares of each Fund have equal rights and privileges. Each share of a particular class is entitled to one vote, to participate equally in dividends and distributions declared by the Trust's Board of Trustees with respect to the class of such Fund and, upon liquidation of the Fund, to participate proportionately in the net assets of the Fund allocable to such class remaining after satisfaction of outstanding liabilities of the Fund allocable to such class. Fund shares are fully paid, non-assessable and fully transferable when issued and have no preemptive rights and have such conversion and exchange rights as set forth in the Prospectus and this Statement of Additional Information. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights.


     Shareholders of the Funds do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all Funds voting together for election of trustees may elect all of the members of the Board of Trustees of the Trust. In such event, the remaining holders cannot elect any trustees of the Trust.


     From time to time, the Trust may establish other funds, each corresponding to a distinct investment portfolio and a distinct series of the Trust's shares of beneficial interest. Shares of each fund are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable. Shareholders have no preemptive rights.


     On any matter submitted to a vote of shareholders, shares of the Funds will be voted by the Fund's shareholders individually when the matter affects the specific interest of the Funds only, such as approval of its investment management arrangements. In addition, shares of particular classes of the Funds may vote on matters affecting only those Classes. The shares of the Funds and of the Trust's other series will be voted in the aggregate on other matters, such as the election of Trustees and ratification of the selection of the Trust's independent accountants.


     Normally there will be no annual meeting of shareholders in any year, except as required under the Investment Company Act of 1940, as amended ("1940 Act"). A Trustee may be removed at any meeting of the shareholders of the Trust by a vote of the shareholders owning at least two-thirds of the outstanding shares. Any Trustee may call a special meeting of shareholders for any purpose. Furthermore, Trustees shall promptly call a meeting of shareholders solely for the purpose of removing one or more Trustees when requested in writing to do so by shareholders holding 10% of the Trust's outstanding shares.

     Pursuant to the Trust's Agreement and Declaration of Trust, the Trust may issue an unlimited number of shares of the Funds. Each share of a Fund represents an interest in that Fund only, has a par value of $0.01 per share, represents an equal proportionate interest in that Fund with other shares of that Fund and is entitled to such dividends and distributions out of the income earned and gain realized on the assets belonging to that Fund as may be declared by the Board of Trustees. Each share of a Fund is equal in earnings, assets and voting privileges except that each class normally has exclusive voting rights with respect to its distribution plan and bears the expenses, if any, related to the distribution of its shares. Shares of a Fund, when issued, are fully paid and nonassessable.


ORGANIZATION OF THE PORTFOLIO.

     The Portfolio is organized as a Delaware business trust. Under Delaware law, Emerging Markets Debt Fund and other entities that invest in the Portfolio enjoy the same limitations of liability extended to shareholders of private, for-profit corporations. There is a remote possibility, however, that under certain circumstances an investor in the Portfolio may be held liable for the Portfolio's obligations. However, the Agreement and Declaration of Trust of the Portfolio disclaims shareholder liability for acts or obligations of the Portfolio and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Portfolio or a trustee. The Agreement and Declaration of Trust also provides for indemnification from the Portfolio property for all losses and expenses of any shareholder held personally liable for the Portfolio's obligations. Thus, the risk of an investor incurring financial loss on account of such liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations and where the other party was held not to be bound by the disclaimer.

     Whenever Emerging Markets Debt Fund is requested to vote on any proposal of the Portfolio, Emerging Markets Debt Fund will hold a meeting of Emerging Markets Debt Fund shareholders and will cast its vote as instructed by Emerging Markets Debt Fund shareholders. Shares for which no voting instructions are received will be voted in the same proportion as the shares for which voting instructions are received.


                         INVESTMENT STRATEGIES AND RISKS


     The following discussion of investment policies supplements the discussion of the investment objectives and policies set forth in the applicable Prospectus under the heading "Investment Objective and Strategies" and "Principal Risks of Investing in the Fund."


INVESTMENT OBJECTIVES

     The Funds' investment objectives may not be changed without the approval of a majority of the Funds' outstanding voting securities. If a percentage restriction on investment or utilization of assets in an investment policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values or a similar type of event will not be considered a violation of the Fund's investment policies or restrictions.


     Government Income Fund primarily seeks high current income and secondarily seeks growth of capital and protection of principal. Strategic Income Fund and Emerging Markets Debt Fund primarily seek high current income and secondarily growth of capital. The Emerging Markets Debt Fund seeks to achieve its investment objectives by investing all of its investable assets in the Portfolio, which is a non-diversified open-end management investment company with investment objectives identical to those of the Fund. Whenever the phrase "all of Emerging Markets Debt Fund's investable assets" is used herein and in the Prospectus, it means that the only investment securities held by Emerging Markets Debt Fund will be its interest in the Portfolio. Emerging Markets Debt Fund may withdraw its investment in the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund and its shareholders to do so. Upon any such withdrawal, Emerging Markets Debt

Fund's assets would be invested in accordance with the investment policies of the Portfolio described below and in the Prospectus. The investment objective of Growth & Income Fund is long-term growth of capital together with current income.

     In addition to the primary investment policies set forth in such Fund's Prospectus, Strategic Income Fund, Government Income Fund, the Portfolio, and Growth & Income Fund may engage in other types of investments, as described below.

INVESTMENT STRATEGIES

Strategic Income Fund


     Strategic Income Fund's investments in debt securities of issuers in: (1) the United States; (2) developed foreign countries; and (3) emerging markets. Strategic Income Fund selects debt securities from those issued by governments, their agencies and instrumentalities; central banks; and commercial banks and other corporate entities. Debt securities in which the Fund may invest include bonds, notes, debentures, and other similar instruments including mortgage-backed and asset-backed securities of foreign issuers as well as domestic issuers. Under normal market conditions, Strategic Income Fund will invest at least 35% of its total assets in U.S. and foreign debt and other fixed income securities that, at the time of purchase, are either rated at least investment grade by Moody's or S&P or, if not rated, are determined by AIM to be of comparable quality. Up to 65% of Strategic Income Fund's total assets may be invested in debt securities that, at the time of purchase are either rated below investment grade by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") or, if not rated, are determined by AIM to be of comparable quality. Such securities involve a high degree of risk and are predominantly speculative. They are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Strategic Income Fund may also invest in securities that are in default as to payment of principal and/or interest. Strategic Income Fund may invest up to 35% of its total assets in equity securities (including convertible securities). AIM anticipates investing in equity securities when market conditions appear to present opportunities favorable for capital appreciation due to such factors as improved corporate earnings or favorable interest rates.



     Strategic Income Fund's investments in emerging market securities may consist substantially of Brady Bonds and other sovereign debt securities issued by emerging market governments that are traded in the markets of developed countries or groups of developed countries. AIM may invest in debt securities of emerging market issuers that it determines to be suitable investments for Strategic Income Fund without regard to ratings. Currently, the substantial majority of emerging market debt securities are considered to have a credit quality below investment grade. Strategic Income Fund also may invest in below-investment grade debt securities of corporate issuers in the United States and in developed foreign countries, subject to the overall 65% limitation.


Government Income Fund

     At least 65% of the Fund's total assets normally are invested in debt obligations issued or guaranteed by the U.S. or foreign governments (including foreign states, provinces or municipalities) or their agencies, authorities or instrumentalities including mortgage-backed securities issued by agencies or instrumentalities of the U.S. Government or by foreign governments. For purposes of this policy, the Fund considers debt obligations of supranational entities organized or supported by several national governments, such as the World Bank and the Asian Development Bank, to be "government securities."

     The Fund invests primarily in high quality government debt securities. "High quality" debt securities are those rated in the top two ratings categories of Moody's or S&P, or, if not rated, determined to be of comparable quality by the Sub-advisor. A description of Moody's and S&P ratings is included in the Appendix to this Statement of Additional Information.

     Government Income Fund currently contemplates that it will invest principally in obligations of the United States, Canada, Japan, the Western European nations, New Zealand and Australia, as well as in multinational currency units. Under normal market conditions, Government Income Fund invests in issues of not less than three different countries; investments in the securities of any one country, other than the United States, normally represent no more than 40% of Government Income Fund's total assets. Government Income Fund will not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by the Sub-advisor to be fully exchangeable into U.S. dollars (or a multinational currency unit) without legal restriction.

     Government Income Fund may also invest up to 35% of its total assets in:
(1) foreign government securities that are not high quality but are rated at least "investment grade," (i.e., rated within the four highest ratings categories of Moody's or S&P or, if not rated, determined by the Sub-advisor to be of comparable quality); (2) corporate debt obligations of U.S. or foreign issuers rated at least investment grade by Moody's or S&P, including debt obligations convertible into equity securities or having attached warrants or rights to purchase equity securities; (3) privately issued mortgage-backed and asset-backed securities that are rated at least investment grade by Moody's or S&P, or if unrated, determined by the Sub-advisor to be of comparable quality; and (4) common stocks, preferred stocks and warrants to acquire such securities, provided that Government Income Fund will not invest more than 20% of its total assets in such securities.

Emerging Markets Debt Fund

     The Portfolio intends to invest in the following types of debt securities: bonds, notes and debentures of emerging market governments; securities issued or guaranteed by such governments' agencies or instrumentalities; securities issued or guaranteed by the central banks of emerging market countries; and securities issued by other banks and companies in such countries and securities denominated in or indexed to the currencies of emerging markets. Under current market conditions, the Portfolio expects its investments in emerging market securities to consist substantially of Brady Bonds (see "Brady Bonds," below) and other sovereign debt securities.


     The Portfolio may invest up to 35% of its total assets in (1) equity securities of issuers in emerging markets included in the list below under the caption "Investing in Emerging Markets"; (2) equity and debt securities of issuers in developed countries, including the United States; (3) securities of issuers in emerging markets not included in the emerging markets list, if investing therein becomes feasible and desirable subsequent to the date of this Statement of Additional Information; and (4) cash and money market instruments. In evaluating investments in securities of issuers in developed markets, the Sub-advisor will consider, among other things, the business activities of the issuer in emerging markets and the impact that developments in emerging markets are likely to have on the issuer's financial condition.


     Under normal circumstances, substantially all of the Portfolio's assets will be invested in debt securities of both governmental and corporate issuers in emerging markets. Emerging markets debt securities generally are considered to have a credit quality below investment grade, as defined above. Lower quality securities involve a high degree of risk and are predominantly speculative. These debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." See "Risk Factors." Many emerging market debt securities are not rated by U.S. ratings agencies such as Moody's and S&P. The Portfolio's ability to achieve its investment objectives is thus more dependent on the Sub-advisor's credit analysis. The Portfolio may invest in securities that are in default as to payment of principal and/or interest.

     As previously described, investors should be aware that the Fund, unlike mutual funds that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objectives by investing all of its investable assets in the Portfolio, which is a separate investment company. Because the Fund will invest only in the Portfolio, the Fund's shareholders will acquire only an indirect interest in the investments of the Portfolio.

     The Fund may redeem its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund and its shareholders to do so.

     A change in the Portfolio's investment objectives, policies or limitations that is not approved by the Board or the shareholders of Emerging Markets Debt Fund could require Emerging Markets Debt Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Emerging Markets Debt Fund and could adversely affect its liquidity. Upon redemption, the Board would consider what action might be taken, including the investment of all the investable assets of Emerging Markets Debt Fund in another pooled investment entity having substantially the same investment objectives as Emerging Markets Debt Fund or the retention by Emerging Markets Debt Fund of its own investment advisor to manage its assets in accordance with its investment objectives, policies and limitations discussed herein.

     In addition to selling an interest therein to Emerging Markets Debt Fund, the Portfolio may sell interests therein to other non-affiliated investment companies and/or other institutional investors. All institutional investors in the Portfolio will pay a proportionate share of the Portfolio's expenses and will invest in the Portfolio on the same terms and conditions. However, if another investment company invests any or all of its assets in the Portfolio, it would not be required to sell its shares at the same public offering price as Emerging Markets Debt Fund and may charge different sales commissions. Therefore, investors in Emerging Markets Debt Fund may experience different returns than investors in another investment company that invests exclusively in the Portfolio. As of the date of this Statement of Additional Information, Emerging Markets Debt Fund is the only institutional investor in the Portfolio.

     Investors in the Fund should be aware that Emerging Markets Debt Fund's investment in the Portfolio may be materially affected by the actions of other large investors, if any, in the Portfolio. For example, as with all open-end investment companies, if a large investor were to redeem its interest in the Portfolio, (1) the Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns and (2) the Portfolio's security holdings may become less diverse, resulting in increased risk. Institutional investors in the Portfolio that have a greater pro rata ownership interest in the Portfolio than Emerging Markets Debt Fund could have effective voting control over the operation of the Portfolio.

Growth & Income Fund

     The Fund seeks its objective by investing in a global portfolio of both equity and debt securities, allocated among diverse international markets. There is no assurance that the Fund will achieve its investment objective.

     At least 65% of the Fund's total assets normally will be invested in a combination of blue-chip equity securities and high quality government bonds. The Fund considers an equity security to be "blue chip" if: (i) during the issuer's most recent fiscal year the security offered an above average dividend yield relative to the latest reported dividend yield on the Morgan Stanley Capital International World Index; and (ii) the total equity market capitalization of the issuer is at least $1 billion. Government bonds are deemed to be high quality if at the time of the Fund's investment they are rated within one of the two highest ratings categories of Moody's, S&P, or, if not rated, are deemed to be of equivalent quality in the judgment of the Sub-advisor.

     Up to 35% of Growth & Income Fund's assets may be invested in other equity securities and investment grade government and corporate debt obligations which the Sub-advisor believes will assist Growth & Income Fund in achieving its objective. "Investment grade" debt securities are those rated within one of the four highest ratings categories of Moody's or S&P, or, if not rated, deemed to be of equivalent quality in the judgment of the Sub-advisor.

     Equity securities that Growth & Income Fund may purchase include common stocks, preferred stocks, and warrants to acquire stocks and other equity securities. Government bonds that Growth &

Income Fund may purchase include debt obligations issued or guaranteed by the United States or foreign governments (including foreign states, provinces, or municipalities) or their agencies, authorities or instrumentalities and debt obligations of supranational entities organized or supported by several national governments, such as the World Bank and the Asian Development Bank. The debt obligations held by the Growth & Income Fund may include debt obligations convertible into equity securities or having attached warrants or rights to purchase equity securities. Growth & Income Fund may purchase securities that are issued by the government or a corporation or financial institution of one nation but denominated in the currency of another nation (or a multinational currency unit).

SELECTION OF DEBT INVESTMENTS


     In determining the appropriate distribution of investments among various countries and geographic regions for Government Income Fund, Strategic Income Fund, Growth & Income Fund, and the Portfolio, AIM and/or the Sub-advisor ordinarily consider the following factors: prospects for relative economic growth among the different countries in which Government Income Fund, Strategic Income Fund, Growth & Income Fund, and the Portfolio may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.



     In evaluating debt securities considered for Growth & Income Fund and Strategic Income Fund, AIM and/or the Sub-advisor analyze their yield, maturity, issue classification and quality characteristics, coupled with expectations regarding local and world economies, movements in the general level and term of interest rates, currency values, political developments, and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it. There are no limitations on the maximum or minimum maturities of the debt securities considered by Growth & Income Fund and Strategic Income Fund or on the average weighted maturity of the debt portion of Growth & Income Fund and Strategic Income Fund's portfolio. Should the rating of a debt security be revised while such security is owned by Growth & Income Fund and Strategic Income Fund, AIM and/or the Sub-advisor will evaluate what action, if any, is appropriate with respect to such security.



     Government Income Fund, Strategic Income Fund and the Portfolio may invest in the following types of money market instruments (i.e., debt instruments with less than 12 months remaining until maturity) denominated in U.S. dollars or other currencies: (a) obligations issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development;
(c) finance company obligations, corporate commercial paper and other short-term commercial obligations; (d) bank obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances), subject to the restriction that Government Income Fund, Strategic Income Fund and the Portfolio may not invest more than 25% of their respective total assets in bank securities; (e) repurchase agreements with respect to the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics. Money market instruments in which the Growth & Income Fund may invest include U.S. government securities, high-grade commercial paper, bank certificates of deposit, bankers' acceptances and repurchase agreements related to any of the foregoing. "High-grade commercial paper" refers to commercial paper rated A-1 by S&P, or P-1 by Moody's or, if not rated, determined by AIM and/or the Sub-advisor to be of comparable quality.


SELECTION OF EQUITY INVESTMENTS


     With respect to Growth & Income Fund and Strategic Income Fund, for investment purposes, an issuer is typically considered as located in a particular country if it (a) is incorporated under the laws of or has its principal office in that country, or (b) it normally derives 50% or more of its total revenue from business in that country. However, these are not absolute requirements, and certain companies incorporated in a particular country and considered by AIM and/or the Sub-advisor to be located in that country may have substantial off-shore operations or subsidiaries and/or export sales exceeding in size the assets or sales in that country.

SELECTION OF INVESTMENTS AND ASSET ALLOCATION


     AIM and/or the Sub-advisor allocate the assets of Government Income Fund, Strategic Income Fund, and the Portfolio in securities of issuers in countries and in currency denominations where the combination of fixed income market returns, the price appreciation potential of fixed income securities and currency exchange rate movements will present opportunities primarily for high current income and secondarily for capital appreciation. In so doing, AIM and/or the Sub-advisor intend to take full advantage of the different yield, risk and return characteristics that investment in the fixed income markets of different countries can provide for U.S. investors. The Fund invests in debt obligations allocated among diverse markets and denominated in various currencies, including U.S. dollars, or in multinational currency units such as Euros. The Fund is designed for investors who wish to accept the risks entailed in such investments, which are different from those associated with a portfolio consisting entirely of securities of U.S. issuers denominated in U.S. dollars. The Fund may purchase securities that are issued by the government or a company or financial institution of one country but denominated in the currency of another country (or a multinational currency unit). Fundamental economic strength, credit quality and currency and interest rate trends are the principal determinants of the emphasis given to various country, geographic and industry sectors within Government Income Fund, Strategic Income Fund, and the Portfolio. Securities held by Government Income Fund, Strategic Income Fund, and the Portfolio may be invested in without limitation as to maturity.



     AIM and/or the Sub-advisor select securities of particular issuers on the basis of the views as to the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the local and world economies, movements in the general level and term of interest rates, currency values, political developments and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it.



     AIM and/or the Sub-advisor generally evaluate currencies on the basis of fundamental economic criteria (e.g., relative inflation, interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. AIM and/or the Sub-advisor may seek to protect Government Income Fund, Strategic Income Fund, and the Portfolio against such negative currency movements through the use of sophisticated investment techniques.



     According to AIM and the Sub-advisor, as of the date of this Statement of Additional Information, more than 50% of the value of all outstanding government debt obligations throughout the world is represented by obligations denominated in currencies other than the U.S. dollar. Moreover, from time to time, the debt securities of issuers located outside the United States have substantially outperformed the debt obligations of U.S. issuers. Accordingly, AIM and/or the Sub-advisor believe that Government Income Fund's, Strategic Income Fund's, and the Portfolio's policy of investing in debt securities throughout the World may enable the achievement of results superior to those produced by mutual funds with similar objectives to those of the Funds and the Portfolio that invest solely in debt securities of U.S. Issuers.



     In addition to the factors listed in the Prospectus, AIM and the Sub-advisor's view on what securities constitute the best values are also a function of expectations regarding the local and world economies, movements in the general level and term of interest rates, currency values, political developments, and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it.

Growth & Income Fund

     The relative proportions of equity and debt securities held by Growth & Income Fund at any one time will vary, depending upon the Sub-advisor's assessment of global political and economic conditions and the relative strengths and weaknesses of the world equity and debt markets. To enable Growth & Income Fund to respond to general economic changes and market conditions around the world, Growth & Income Fund is authorized to invest up to 100% of its total assets in either equity securities or debt securities.

     In selecting equity securities for investment, the Sub-advisor attempts to identify and acquire only securities it deems to represent high or improving investment quality. Securities representing high investment quality generally will include those of well-known, established and successful issuers that the Sub-advisor believes will continue to be successful in the future. Securities representing improving investment quality may include those of an issuer that has improved its sales or earnings or of an issuer the balance sheet and financial condition of which is improving. The Sub-advisor seeks to avoid investing in equity securities that appear overly speculative or risky, even if they have attractive features or investment potential.

     The Fund currently contemplates that it will invest principally in securities of issuers in the United States, Canada, Japan, Western Europe, New Zealand and Australia. The Fund may invest substantially in securities denominated in one or more currencies. Under normal conditions, the Fund invests in issuers of not less than three different countries and issuers of any one country, other than the United States, will represent no more than 40% of the Fund's total assets.

     The Sub-advisor generally evaluates currencies on the basis of fundamental economic criteria (e.g. relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments, status and economic policies, as well as technical and political data. Growth & Income Fund may seek to protect itself against negative currency movements by engaging in hedging techniques through the use of options, futures and forward currency contracts.

INVESTMENT IN EMERGING MARKETS

     The Portfolio seeks its objectives by investing, under normal circumstances, at least 65% of its total assets in debt securities of issuers in emerging markets. Strategic Income Fund may invest up to 65% of its assets in debt securities of issuers in emerging markets. Strategic Income Fund and the Portfolio do not consider the following countries to be emerging markets:
Australia, Austria, Belgium, Canada, Denmark, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, United Kingdom, and United States.


     Emerging markets debt securities generally are considered to have a credit quality below investment grade. Lower quality securities involve a high degree of risk and are predominantly speculative. These debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Many emerging market debt securities are not rated by U.S. ratings agencies such as Moody's and S&P. Strategic Income Fund and the Portfolio's ability to achieve their respective investment objectives are thus more dependent on AIM and/or the Sub-advisor's credit analysis. Strategic Income Fund and the Portfolio may invest in securities that are in default as to payment of principal and/or interest.

     Strategic Income Fund and the Portfolio consider "emerging markets" to consist of all countries determined by AIM and/or the Sub-advisor to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Strategic Income Fund and the Portfolio each will consider investment in the following emerging markets:




         Algeria                   Brazil                   Columbia
         Argentina                 Bulgaria                 Costa Rica
         Bolivia                   Chile                    Cyprus
         Botswana                  China                    Czech Republic
         Dominican Republic        Lebanon                  Russia
         Ecuador                   Malaysia                 Singapore
         Egypt                     Mauritius                Slovenia
         El Salvador               Mexico                   South Africa
         Finland                   Morocco                  South Korea
         Ghana                     Nicaragua                Sri Lanka
         Greece                    Nigeria                  Swaziland
         Hong Kong                 Oman                     Taiwan
         Hungary                   Pakistan                 Thailand
         India                     Panama                   Turkey
         Indonesia                 Paraguay                 Ukraine
         Israel                    Peru                     Uruguay
         Ivory Coast               Philippines              Venezuela
         Jamaica                   Poland                   Zambia
         Jordan                    Portugal                 Zimbabwe
         Kazakhstan                Republic of Slovakia
         Kenya

     Neither Strategic Income Fund nor the Portfolio will be invested in all such markets at all times. Moreover, investing in some of those markets currently may not be desirable or feasible, due to the lack of adequate custody arrangements, overly burdensome repatriation requirements and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or for other reasons.

     As used in the Prospectuses and the Statement of Additional Information, an issuer in an emerging market is an entity: (i) for which the principal securities trading market is an emerging market, as defined above; (ii) that (alone or on a consolidated basis) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging markets; or
(iii) organized under the laws of, or with a principal office in, an emerging market.


     When determining what countries constitute emerging markets, AIM and/or the Sub-advisor will consider data, analysis, and classification of countries published or disseminated by the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation.


SOVEREIGN DEBT

     Government Income Fund, Strategic Income Fund, and the Portfolio may invest in sovereign debt securities of emerging market governments, including Brady Bonds. Investments in such securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations and in turn a Fund's net asset value, to a greater extent than the volatility inherent in domestic fixed income securities.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due, may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.


     The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund's investments. Emerging markets are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. Although AIM and the Sub-advisor intend to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.


     In recent years, some of the emerging market countries in which the Funds expect to invest have encountered difficulties in servicing their sovereign debt obligations. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations--in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of emerging market sovereign debt securities may be requested to participate in similar rescheduling of such debt. Certain emerging market countries are among the largest debtors in commercial banks and foreign governments. Currently, Brazil, Mexico and Argentina are the largest debtors among developing countries. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt; such a moratorium is currently in effect in certain emerging market countries. There is no bankruptcy proceeding by which a creditor may collect in whole or in part sovereign debt on which an emerging market government has defaulted.

     The ability of emerging market governments to make timely payments on their sovereign debt securities is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

     Investors should also be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. As noted above, sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. The Funds may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors.

BRADY BONDS

     Government Income Fund, Strategic Income Fund, and the Portfolio may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds have been issued by the countries of Albania, Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Nigeria, Panama, Peru, Philippines, Poland,

Uruguay, Venezuela and Vietnam and are expected to be issued by other emerging market countries. As of the date of this Statement of Additional Information, Government Income Fund, Strategic Income Fund, and the Portfolio are not aware of the occurrence of any payment defaults on Brady Bonds. Investors should recognize, however, that Brady Bonds do not have a long payment history. In addition, Brady Bonds are often rated below investment grade.

     Government Income Fund, Strategic Income Fund, and the Portfolio may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate per bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time of issuance and is adjusted at regular intervals thereafter.

LOAN PARTICIPATIONS AND ASSIGNMENTS

     Strategic Income Fund and the Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of the Funds' investments in Loans in emerging markets is expected to be in the form of participations in Loans ("Participations") and assignment of portions of Loans from third parties ("Assignments"). Participations typically will result in Strategic Income Fund and the Portfolio having a contractual relationship only with the Lender, not with the borrower government. Strategic Income Fund and the Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, Strategic Income Fund and the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights or set off against the borrowers, and Strategic Income Fund and the Portfolio may not directly benefit from any collateral supporting the Loan in which they have purchased any Participations. As a result, Strategic Income Fund and the Portfolio will assume the credit risk of both the borrower and the Lender that is selling the Participation.


     In the event of the insolvency of the Lender selling a Participation, Strategic Income Fund and the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set off between the Lender and the borrower. Strategic Income Fund and the Portfolio will acquire Participations only if the Lender interpositioned between the Funds and the borrower is determined by AIM and/or the Sub-advisor to be creditworthy. When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by Strategic Income Fund and the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

     The liquidity of Assignments and Participations is limited and the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Funds' ability to dispose of particular Assignments or Participations when necessary to meet the Funds' respective liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Funds to assign a value to those securities for purposes of valuing the Funds' respective portfolios and calculating each portfolio's net asset value.


MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

     Government Income Fund and Strategic Income Fund may invest in mortgage-backed and asset-backed securities of U.S. and foreign issuers, including privately issued mortgage-backed and asset-backed securities. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. Investors typically receive payments out of the interest on and principal of the underlying mortgages. Asset-backed securities are similar to mortgage-backed securities, except that the underlying assets are other financial assets or financial receivables, such as motor vehicle installment sales contracts, home equity loans, leases of various types of real and personal property, and receivables from credit cards. Any mortgage-backed and asset-backed securities purchased by the Fund will be subject to the same rating requirements that apply to its other investments.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES


     Government Income Fund, Strategic Income Fund, and the Portfolio may purchase debt securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but Government Income Fund, Strategic Income Fund, and the Portfolio will purchase or sell when-issued securities and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If Government Income Fund, Strategic Income Fund, and the Portfolio dispose of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time Government Income Fund, Strategic Income Fund, and the Portfolio enter into a transaction on a when-issued or forward commitment basis, the Funds will each segregate cash or liquid securities equal to the value of the when-issued or forward commitment securities with its custodian and will each mark to market daily such assets. There is a risk that the securities may not be delivered and that Government Income Fund, Strategic Income Fund, and the Portfolio may incur a loss.


     Government Income Fund may invest up to 5% of its total assets in a combination of securities purchased on a when-issued basis or with respect to which it has entered into forward commitment arrangements.

     Strategic Income Fund and the Portfolio may also sell securities on a "when, as and if issued" basis for hedging purposes. Under such a transaction, Strategic Income Fund and the Portfolio are each required to deliver at a future date a security it does not presently hold, but which it has a right to receive if the security is issued. Issuance of the security may not occur, in which case Strategic Income Fund and the Portfolio would have no obligation to the other party, and would not receive payment for the sale. Selling securities on a "when, as and if issued" basis may reduce risk of loss to the extent that such a sale wholly or partially offsets unfavorable price movements on the investments being hedged. However, such sales also limit the amount Strategic Income Fund and the Portfolio can receive if the "when, as and if issued" security is in fact issued.

TEMPORARY DEFENSIVE STRATEGIES


     In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, each of the Funds and the Portfolio may temporarily hold all or a portion of its assets in cash (U.S. dollars, and for the Growth & Income Fund, the Strategic Income Fund and Government Income Fund foreign currencies or multinational currency units such as euros), money market instruments, or high-quality debt securities. Each of the Funds and the Portfolio may also invest up to 25% of its total assets in money market investment companies advised by AIM or its affiliates ("Affiliated Money Market Funds") for these purposes. In addition, for temporary defensive purposes, most or all of each Fund's and the Portfolio's investments may be made in the United States and denominated in

U.S. dollars. To the extent a Fund or the portfolio employs a temporary defensive strategy, it will not be invested so as to achieve directly its investment objectives.

EQUITY-LINKED DERIVATIVES

     Growth & Income Fund may invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios as Listed Securities ("OPALS"). Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies. See "Investments in Other Investment Companies."

INVESTMENTS IN OTHER INVESTMENT COMPANIES


     With respect to certain countries, investments by Government Income Fund, Strategic Income Fund, Growth & Income Fund, and the Portfolio presently may be made only by acquiring shares of other investment companies (including investment vehicles or companies advised by AIM or its affiliates) with local governmental approval to invest in those countries. At such time as direct investment in these countries is allowed, Government Income Fund, Strategic Income Fund, Growth & Income Fund, and the Portfolio anticipate investing directly in these markets.



     Government Income Fund, Strategic Income Fund, Growth & Income Fund, and the Portfolio may invest in other investment companies to the extent permitted by the 1940 Act, and the rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC. The following restrictions apply to investments in other investment companies other than Affiliated Money Market
Funds: (i) Government Income Fund, Strategic Income Fund, Growth & Income Fund, and the Portfolio may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) Government Income Fund, Strategic Income Fund, Growth & Income Fund, and the Portfolio may not invest more than 5% of its total assets in securities issued by another investment company; and
(iii) Government Income Fund, Strategic Income Fund, Growth & Income Fund, and the Portfolio may not invest more than 10% of its total assets in securities issued by other investment companies other than Affiliated Money Market Funds. With respect to Government Income Fund's, Strategic Income Fund's, Growth & Income Fund's, and the Portfolio's purchase of shares of another investment company, including Affiliated Money Market Funds, Government Income Fund, Strategic Income Fund, Growth & Income Fund, and the Portfolio will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. Government

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Income Fund, Strategic Income Fund, Growth & Income Fund, and the Portfolio have obtained an exemptive order from the SEC allowing them to invest in Affiliated Money Market Funds, provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of such Fund.


DEPOSITARY RECEIPTS

     Growth & Income Fund may hold equity securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. GDRs are similar to EDRs and are designed for use in several international financial markets. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of the Fund's investment policies, the Fund's investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

     ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass-through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The Fund may invest in both sponsored and unsponsored ADRs.

SAMURAI AND YANKEE BONDS

     Government Income Fund, Strategic Income Fund and the Portfolio may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). It is the policy of Government Income Fund, Strategic Income Fund and the Portfolio to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.


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

WARRANTS OR RIGHTS

     Warrants or rights may be acquired by Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio in connection with other securities or separately and provide a Fund or the Portfolio with the right to purchase at a later date other securities of the issuer. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

LENDING OF PORTFOLIO SECURITIES


     For the purpose of realizing additional income, Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio may make secured loans of portfolio securities amounting to not more than 30% of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral consisting of cash, U.S. government securities or certain irrevocable letters of credit equal to at least the value of the borrowed securities, plus any accrued interest or such other collateral as permitted by the Fund's investment program and regulatory agencies, and as approved by the Board, "marked to market" on a daily basis. The collateral for such loans, if received in cash, may be held in investment vehicles with investment objectives and policies similar to those of money market funds or limited duration income funds (longer maturities than may be held by money market funds), advised by the Advisor or its affiliates or by unaffiliated advisors. The Funds may pay a fee to the Advisor of such investment vehicles for its services. Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio may pay reasonable administrative and custodial fees in connection with loans of its securities. While the securities loan is outstanding, Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio each will have a right to call each loan and obtain the securities within the stated settlement period. Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio will not have the right to vote equity securities while they are lent, but each may call in a loan in anticipation of any important vote. Loans will be made only to firms deemed by AIM and/or the Sub-advisor to be of good standing and will not be made unless, in the judgment of AIM and/or the Sub-advisor, the consideration to be earned from such loans would justify the risk. The risks in lending portfolio securities, as with other extension of secured credit, consist of possible delays in receiving additional collateral or in recovery of the loaned securities and possible loss of rights in the collateral should the borrower fail financially.


COMMERCIAL BANK OBLIGATIONS

     For the purposes of Strategic Income Fund's, Growth & Income Fund's and the Portfolio's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject Strategic Income Fund, Growth & Income Fund and the Portfolio to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although Strategic Income Fund, Growth & Income Fund and the Portfolio typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not an investment policy or restriction of Strategic Income Fund, Growth & Income Fund or the Portfolio. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.



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REPURCHASE AGREEMENTS


     A repurchase agreement is a transaction in which Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio buys a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio if the other party to the repurchase agreement becomes bankrupt, Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio intend to enter into repurchase agreements only with banks and broker/dealers believed by Aim and/or the Sub-advisor to present minimal credit risks in accordance with guidelines approved by the Trust's or the Portfolio's Board of Trustees. AIM and/or the Sub-advisor review and monitor the creditworthiness of such institutions under the Board's general supervision.

     Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on Government Income Fund's, Strategic Income Fund's, Growth & Income Fund's or the Portfolio's ability to sell the collateral and Government Income Fund's, Strategic Income Fund, Growth & Income Fund or the Portfolio could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio intend to comply with provisions under such Code that would allow the immediate resale of such collateral. Government Income Fund and Growth & Income Fund will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of each Fund's total assets would be invested in such repurchase agreements and other illiquid investments and securities for which no readily available market exists. There is no limitation on the amount of the Growth & Income Fund's assets that may be subject to repurchase agreements at any time.


BORROWING, REVERSE REPURCHASE AGREEMENTS AND "ROLL" TRANSACTIONS


     Government Income Fund's, Strategic Income Fund's, Growth & Income Fund's and the Portfolio's borrowings will not exceed 33 1/3% of the Fund's or the Portfolio's respective total assets, i.e., Government Income Fund's, Strategic Income Fund's, Growth & Income Fund's or the Portfolio's respective total assets at all times will equal at least 300% of the amount of outstanding borrowings. If market fluctuations in the value of Government Income Fund's, Strategic Income Fund's, Growth & Income Fund's or the Portfolio's holdings or other factors cause the ratio of Government Income Fund's, Strategic Income Fund's, Growth & Income Fund's or the Portfolio's total assets to outstanding borrowings to fall below 300%, within three days (excluding Sundays and holidays) of such event the respective Fund or the Portfolio may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio each may borrow up to 5% of its respective total assets for temporary or emergency purposes other than to meet redemptions. Any borrowing by Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio may cause greater fluctuation in the value of its shares than would be the case if the Fund or the Portfolio did not borrow. Government Income Fund and Growth & Income Fund will not purchase securities while borrowings in excess of 5% of total assets are outstanding.



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     Government Income Fund's, Strategic Income Fund's, Growth & Income Fund's
and the Portfolio's fundamental investment limitations permit them to borrow money for leveraging purposes. Government Income Fund, Strategic Income Fund and Growth & Income Fund, however, currently are prohibited, pursuant to a non-fundamental investment policy, from borrowing money in order to purchase securities. Nevertheless, this policy may be changed in the future by a vote of a majority of the Trust's Board of Trustees. A Fund or Portfolio will borrow for investment purposes only when AIM and/or the Sub-advisor believe that such borrowings will benefit the Fund after taking into account considerations such as the costs of the borrowing and the likely investment returns on the securities purchased with the borrowed monies. If the Portfolio employs leverage, it would be subject to certain additional risks. Use of leverage creates an opportunity for greater growth of capital but would exaggerate any increases or decreases in the Portfolio's net asset value. When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, Government Income Fund's, Strategic Income Fund's, Growth & Income Fund's or the Portfolio's earnings or net asset value will increase faster than otherwise would be the case; conversely, if such income and gains fail to exceed such costs, the Fund's or the Portfolio's earnings or net asset value would decline faster than would otherwise be the case. Each Fund and the Portfolio expects that some of its borrowings may be made on a secured basis.

     Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio also may engage in "roll" borrowing transactions which involve Government Income Fund's, Strategic Income Fund's, Growth & Income Fund's or the Portfolio's sale of Government National Mortgage Association certificates or other securities together with a commitment (for which Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio may receive a fee) to purchase similar, but not identical, securities at a future date. Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio will segregate liquid assets in an amount sufficient to cover its obligations under "roll" transactions and reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks.


     Reverse repurchase agreements involve the risk that the market value of the securities regained in lieu of sale by the Portfolio may decline below the price of the securities Government Income Fund, Strategic Income Fund, Growth & Income Fund, or the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.


     Growth & Income Fund, Strategic Income Fund, Government Income Fund and the Portfolio also may enter into "dollar rolls," in which the Fund sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, Growth & Income Fund, Strategic Income Fund, Government Income Fund and the Portfolio would forego principal and interest paid on such securities. Growth & Income Fund, Strategic Income Fund, Government Income Fund and the Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.

     Reverse repurchase agreements and dollar rolls will be treated as borrowings and will be deducted from Government Income Fund's, Strategic Income Fund's, Growth & Income Fund's, and the Portfolio's respective assets for purposes of calculating compliance with the Funds' and the Portfolio's respective borrowing limitations.




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


ZERO COUPON SECURITIES

     Government Income Fund, Strategic Income Fund, and the Portfolio may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. Government Income Fund, Strategic Income Fund and the Portfolio also may invest in zero coupon and other deep discount securities issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt and in payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the "interest" on payment-in-kind securities will be included in the Funds' incomes. Accordingly, for a Fund to continue to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax (see "Dividends, Distributions and Tax Matters" below), it may be required to distribute an amount that is greater than its share of the total amount of cash it actually receives. These distributions must be made from the Funds' cash assets or, if necessary, from the proceeds of sales of portfolio securities. Government Income Fund, Strategic Income Fund and the Portfolio will not be able to purchase additional income-producing securities with cash used to make such distributions, and their respective current incomes ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

SYNTHETIC SECURITY POSITIONS


     Government Income Fund, Strategic Income Fund, and the Portfolio may utilize combinations of futures on bonds and forward currency contracts to create investment positions that have substantially the same characteristics as bonds of the same type as those on which the futures contracts are written. Investment positions of this type are generally referred to as "synthetic securities." For example, in order to establish a synthetic security position for the Funds that is comparable to owning a Japanese government bond, AIM and/or the Sub-advisor might purchase futures contracts on Japanese governmental bonds in the desired principal amount and purchase forward currency contracts for Japanese Yen in an amount equal to the then current purchase price for such bonds in the Japanese cash market, with each contract having approximately the same delivery date. AIM and/or the Sub-advisor might roll over the futures and forward currency contract positions before taking delivery in order to continue the Funds' investment position, or AIM and/or the Sub-advisor might close out those positions, thus effectively selling the synthetic security. Further, the amount of each contract might be adjusted in response to market conditions and the forward currency contract might be changed in amount or eliminated in order to hedge against currency fluctuations.

     AIM and/or the Sub-advisor would create synthetic security positions for the Funds when they believe that they can obtain a better yield or achieve cost savings in comparison to purchasing actual bonds or when comparable bonds are not readily available in the market. Synthetic security positions are subject to the risk that changes in the value of purchased futures contracts may differ from changes in the value of the bonds that might otherwise have been purchased in the cash market. Also, while AIM and/or the Sub-advisor believes that the cost of creating synthetic security positions generally will be materially lower than the cost of acquiring comparable bonds in the cash market, the Funds will incur transaction costs in connection with each purchase of a futures or forward currency contract. The use of futures contracts and forward currency contracts to create synthetic security positions also is subject to substantially the same risks as those that exist when these instruments are used in connection with hedging strategies. See "Options, Futures and Currency Strategies," below.


SWAPS, CAPS, FLOORS, AND COLLARS

     Strategic Income Fund and the Portfolio may enter into interest rate, currency and index swaps, and purchase or sell related caps, floors and collars and other derivative instruments. Strategic Income Fund and the Portfolio expect to enter into these transactions primarily to preserve a return or spread on




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


a particular investment or portion of its portfolio, to protect against currency fluctuations, as a technique for managing their respective portfolios' duration (i.e., price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. Strategic Income Fund and the Portfolio intend to use these transactions as hedges, and neither will sell interest rate caps or floors if it does not own securities or other instruments providing an income stream roughly equivalent to what the Funds may be obligated to pay.

     Interest rate swaps involve the exchange by either of the Funds with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount leased on changes in the values of the reference indices.

     The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

INDEXED COMMERCIAL PAPER

     Strategic Income Fund and the Portfolio may invest without limitation in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. Strategic Income Fund and the Portfolio will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Funds to hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while seeking to provide an attractive money market rate of return. Strategic Income Fund and the Portfolio will not purchase such commercial paper for speculation.

OTHER INDEXED SECURITIES

     Government Income Fund, Strategic Income Fund and the Portfolio may invest in certain other indexed securities, which are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. New forms of indexed securities continue to be developed. Government Income Fund, Strategic Income Fund and the Portfolio may invest in such securities to the extent consistent with their respective investment objectives.

SHORT SALES

     Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio may make short sales of securities, although they have no current intention of doing so. A short sale is a transaction in which a Fund or the Portfolio sells a security in anticipation that the market price of that security will decline. Government Income Fund, Strategic Income Fund, Growth & Income Fund and the

Portfolio may make short sales as a form of hedging to offset potential declines in long positions in securities it owns, or anticipates acquiring, and in order to maintain portfolio flexibility. Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio only may make short sales "against the box." In this type of short sale, at the time of the sale, the Fund or the Portfolio owns the security it has sold short or has the immediate and unconditional right to acquire the identical security at no additional cost.

     In a short sale, the seller does not immediately deliver the securities sold and does not receive the proceeds from the sale. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio will deposit in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities at no cost. Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio could close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund or the Portfolio, because the Fund or the Portfolio might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.


     Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio might make a short sale "against the box" in order to hedge against market risks when AIM and/or the Sub-advisor believe that the price of a security may decline, causing a decline in the value of a security owned by Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in Government Income Fund's, Strategic Income Fund's, Growth & Income Fund's or the Portfolio's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Fund or the Portfolio owns, either directly or indirectly, and, in the case where a Fund or the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities. There will be certain additional transaction costs associated with short sales "against the box," but a Fund or the Portfolio will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.



                    OPTIONS, FUTURES AND CURRENCY STRATEGIES

OPTIONS, FUTURES, AND FORWARD CURRENCY TRANSACTIONS

     Each Fund and the Portfolio may use forward currency contracts, futures contracts, options on securities, options on currencies, options on indices and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with the Fund's investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency, or an index of securities). Each Fund and the Portfolio may enter into such instruments up to the full value of its portfolio assets.

     To attempt to hedge against adverse movements in exchange rates between currencies, a Fund or the Portfolio may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar, or may involve two foreign currencies. A Fund or the Portfolio may enter into forward currency contracts either with respect to specific transactions or with respect to a Fund's or the Portfolio's portfolio positions. Each Fund and the Portfolio also may purchase and sell put and call options on currencies, futures contracts on currencies and options on such futures contracts to hedge a Fund's or the Portfolio's portfolio against movements in exchange rates.



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

     In addition, each Fund and the Portfolio may purchase and sell put and call options on equity and debt securities to hedge against the risk of fluctuations in the prices of securities held by the Fund or that AIM and/or the Sub-advisor intend to include in a Fund's or the Portfolio's portfolio. Each Fund and the Portfolio also may purchase and sell put and call options on stock indices to hedge against overall fluctuations in the securities markets or in a specific market sector. To attempt to increase return, Growth & Income Fund may write call options on securities. This strategy will be employed only when, in the opinion of the Sub-advisor, the size of the premium Growth & Income Fund receives for writing the option is adequate to compensate Growth & Income Fund against the risk that appreciation in the underlying security may not be fully realized if the option is exercised. Growth & Income Fund also is authorized to write put options to attempt to enhance return, although it does not have the current intention of so doing.


     Further, each Fund and the Portfolio may sell index futures contracts and may purchase put options or write call options on such futures contracts to protect against a general market or a specific market sector decline that could adversely affect a Fund's or the Portfolio's portfolio. Each Fund and the Portfolio also may purchase index futures contracts and purchase call options or write put options on such contracts to hedge against a general market or market sector advance and thereby attempt to lessen the cost of future securities acquisitions. Similarly, a Fund or the Portfolio may use interest rate futures contracts and options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

SPECIAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES

     Although a Fund or the Portfolio is authorized to enter into options, futures and forward currency transactions, it might not enter into any such transactions. The use of options, futures contracts and forward currency contracts ("Forward Contracts") involves special considerations and risks, as described below. Risks pertaining to particular instruments are described in the sections that follow.


               (1) Successful use of most of these instruments depends upon AIM and/or the Sub-advisor's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While AIM and the Sub-advisor are experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.


               (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of the investments being hedged. For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which the hedging instrument is traded. The effectiveness of hedges using hedging instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.


               (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio entered into a short hedge because AIM and/or the Sub-advisor projected a decline in the price of a security in the Fund's or the Portfolio's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio could suffer a loss. In either such case, Government Income Fund, Strategic Income




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

     Fund, Growth & Income Fund or the Portfolio would have been in a better position had it not hedged at all.

               (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time.

               (5) As described below, Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties (i.e., instruments other than purchased options). If a Fund or the Portfolio were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability or the Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund or the Portfolio sell a portfolio security at a disadvantageous time. The Fund's or the Portfolio's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund or the Portfolio.

WRITING CALL OPTIONS


     Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio may write (sell) call options on securities, indices and currencies. Call options generally will be written on securities and currencies that, in the opinion of AIM and/or the Sub-advisor are not expected to make any major price moves in the near future but that, over the long term, are deemed to be attractive investments for Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio.


     A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until (American Style) or on (European Style) a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

     Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund's or the Portfolio's investment objectives. When writing a call option, Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Fund or the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that a Fund or the Portfolio has written expires, the Fund or the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund or the Portfolio will realize a gain or loss from the sale of the underlying security or currency, which will be increased or offset by the premium received. Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio do not consider a security or currency covered by a call option to be "pledged" as that term is used in Government Income Fund's, Strategic Income Fund's, Growth & Income Fund's and the Portfolio's fundamental investment policies that limit the pledging or mortgaging of their assets.



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

     Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund or the Portfolio will be obligated to sell the security or currency at less than its market value.


     The premium that Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio receives for writing a call option is deemed to constitute the market value of an option. The premium a Fund or the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period. In determining whether a particular call option should be written, AIM and/or the Sub-advisor will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.


     Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Government Income Fund, the Strategic Income Fund, the Growth & Income Fund or the Portfolio to write another call option on the underlying security or currency with either a different exercise price, expiration date or both.

     Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity normally are higher than those applicable to purchases and sales of portfolio securities.

     The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund or the Portfolio may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

     A Fund or the Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from writing the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by a Fund or the Portfolio.

WRITING PUT OPTIONS

     Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio may write put options on securities, indices and currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at anytime until (American Style) or on (European Style) the expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.


     A Fund or the Portfolio generally would write put options in circumstances where AIM and/or the Sub-advisor wish to purchase the underlying security or currency for the Fund's or the Portfolio's portfolio at a price lower than the current market price of the security or currency. In such event, the Fund or the Portfolio would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund or the Portfolio also would receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premium received.

     Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund or the Portfolio will be obligated to purchase the security or currency at greater than its market value.

PURCHASING PUT OPTIONS

     Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio may purchase put options on securities, indices and currencies. As the holder of a put option, Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio would have the right to sell the underlying security or currency at the exercise price at any time until (American Style) or on (European Style) the expiration date. Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

     A Fund or the Portfolio may purchase a put option on an underlying security or currency ("protective put") owned by the Fund or the Portfolio as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund or the Portfolio, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs would reduce any profit otherwise available for distribution when the security or currency eventually is sold.

     Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio also may purchase put options at a time when that Fund or the Portfolio does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, a Fund or the Portfolio seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund or the Portfolio will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

PURCHASING CALL OPTIONS

     Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio may purchase call options on securities, indices and currencies. As the holder of a call option, a Fund or the Portfolio would have the right to purchase the underlying security or currency at the exercise price at any time until (American Style) or on (European Style) the expiration date. A Fund or the Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

     Call options may be purchased by a Fund or the Portfolio for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable the Fund or the Portfolio to acquire the security or currency at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique also may be useful to a Fund or the Portfolio in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option, rather than the underlying security or currency itself, a Fund or the Portfolio is partially protected from any unexpected decline in the market price of the underlying security or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

     Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio also may purchase call options on underlying securities or currencies it owns to avoid realizing losses that would result in a reduction of a Fund's or the Portfolio's current return. For example, where a Fund or the Portfolio has written a call option on an underlying security or currency having a current market value below the price at which it purchased the security or currency, an increase in the market price could result in the exercise of the call option written by the Fund or the Portfolio and the realization of a loss on the underlying security or currency. Accordingly, the Fund or the Portfolio could purchase a call option on the same underlying security or currency, which could be exercised to fulfill the Fund's or the Portfolio's delivery obligations under its written call (if it is exercised). This strategy could allow the Fund or the Portfolio to avoid selling the portfolio security or currency at a time when it has an unrealized loss; however, the Fund or the Portfolio would have to pay a premium to purchase the call option plus transaction costs.

     Aggregate premiums paid for put and call options will not exceed 5% of Government Income Fund's, Strategic Income Fund's, Growth & Income Fund's or the Portfolio's total assets at the time of purchase.

     Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio may attempt to accomplish objectives similar to those involved in using Forward Contracts by purchasing put or call options on currencies. A put option gives a Fund or the Portfolio as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price at any time until (American Style) or on (European Style) the expiration of the option. A call option gives a Fund or the Portfolio as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price at any time until (American Style) or on (European Style) the expiration of the option. A Fund or the Portfolio might purchase a currency put option, for example, to protect itself against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the Fund or the Portfolio would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund or the Portfolio anticipates purchasing securities.

     Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Funds and the Portfolio will not purchase an OTC option unless the Fund or the Portfolio believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of the average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

     The staff of the SEC considers purchased OTC options to be illiquid securities. A Fund or the Portfolio may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund or the Portfolio. The assets used as cover for OTC options written by a Fund or the Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund or the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     A Fund's or the Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Fund and the Portfolio intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party or by a transaction in the secondary market if any such market exists. Although each Fund and the Portfolio will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund or the Portfolio, there is no assurance that the Fund or the Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the extent of insolvency of the contra party, the Fund or the Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

INDEX OPTIONS

     Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. When a Fund or the Portfolio writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund or the Portfolio an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When a Fund or the Portfolio buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund or the Portfolio buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's or the Portfolio's exercise of the put, to deliver to the Fund or the Portfolio an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund or the Portfolio writes a put on an index, it receives a premium and the purchaser has the right, prior to the expiration date, to require the Fund or the Portfolio to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier, if the closing level is less than the exercise price.

     The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund or the Portfolio writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund or the Portfolio can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund or the Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if a Fund or the Portfolio could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund or the Portfolio, as the call writer, will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

     If a Fund or the Portfolio purchases an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund or the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

INTEREST RATE, CURRENCY AND STOCK INDEX FUTURES CONTRACTS

     Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio may enter into interest rate or currency futures contracts, including futures contracts on indices of debt and equity securities, ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund or the Portfolio. Government Income Fund's, Strategic Income Fund's, Growth & Income Fund's or the Portfolio's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates or decreases in currency exchange rates, and purchases of Futures as an offset against the effect of expected declines in interest rates or increases in currency exchange rates.

     Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio only will enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

     Although techniques other than sales and purchases of Futures Contracts could be used to reduce a Fund's or the Portfolio's exposure to interest rate and currency exchange rate fluctuations, a Fund or the Portfolio may be able to hedge exposure more effectively and at a lower cost through using Futures Contracts.

     A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (debt security or currency) for a specified price at a designated date, time and place. An index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading on the contract and the price at which the Futures Contract is originally struck; no physical delivery of the securities comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

     Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts usually are closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Government Income Fund, the Strategic Income Fund, the Growth & Income Fund or the Portfolio realizes a gain; if it is more, the Government Income Fund, the Strategic Income Fund, the Growth & Income Fund or the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio realizes a gain; if it is less, Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio realizes a loss. The transaction costs also must be included in these calculations. There can be no assurance, however, that a Fund or the Portfolio will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund or the Portfolio is



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


not able to enter into an offsetting transaction, the Fund or the Portfolio will continue to be required to maintain the margin deposits on the Futures Contract.

     As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Deutschemarks on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of another Futures Contract of September Deutschemarks on the same exchange. In such instance, the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio.

     Government Income Fund's, Strategic Income Fund's, Growth & Income Fund's and the Portfolio's Futures transactions will be entered into for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund or the Portfolio owns, or Futures Contracts will be purchased to protect the Fund or the Portfolio against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

     "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio in order to initiate futures trading and to maintain the Fund's or the Portfolio's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure a Fund's or the Portfolio's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be modified significantly from time to time by the exchange during the term of the Futures Contract.

     Subsequent payments, called "variation margin," to and from the futures commission merchant through which the Fund or the Portfolio entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

     Risks of Using Futures Contracts. The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest and currency rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

     There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities or currencies in a Fund's or the Portfolio's portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest or currency rate trends.

     Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract.

     Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract and option on Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract or option may vary either up or down from the previous day's



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

settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract or option, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract and option prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

     If a Fund or the Portfolio were unable to liquidate a Futures or option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund or the Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund or the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because initial margin deposit requirements in the Futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

OPTIONS ON FUTURES CONTRACTS

     Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account, which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     The purchase of call options on Futures can serve as a long hedge, and the purchase of put options on Futures can serve as a short hedge. Writing call options on Futures can serve as a limited short hedge, and writing put options on Futures can serve as a limited long hedge, using a strategy similar to that used for writing options on securities, foreign currencies or indices.

     If a Fund or the Portfolio writes an option on a Futures Contract, it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures Contracts. Premiums received from the writing of an option on a Futures Contract are included in the initial margin deposit.



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     A Fund or the Portfolio may seek to close out an option position by selling an option covering the same Futures Contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

LIMITATIONS ON USE OF FUTURES, OPTIONS ON FUTURES AND CERTAIN OPTIONS ON CURRENCIES

     To the extent that a Fund or the Portfolio enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of a Fund's or the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund or the Portfolio has entered into. In general, a call option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract exceeds the strike, i.e., exercise, price of the call; a put option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract is exceeded by the strike price of the put. This guideline may be modified by the Trust's or the Portfolio's Board of Trustees, as applicable, without a shareholder vote. This limitation does not limit the percentage of a Fund's or the Portfolio's assets at risk to 5%.

FORWARD CONTRACTS

     A Forward Contract is an obligation, generally arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio either may accept or make delivery of the currency at the maturity of the Forward Contract. A Fund or the Portfolio may also, if its contra party agrees, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.

     A Fund or the Portfolio engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund or the Portfolio might sell a particular foreign currency forward, for example, when it holds bonds denominated in a foreign currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Fund or the Portfolio might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Funds or the Portfolio might purchase a currency forward to "lock in" the price of securities denominated in that currency that it anticipates purchasing.

     Forward Contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio will enter into such Forward Contracts with major U.S. or foreign banks and securities or currency dealers in accordance with guidelines approved by the Trust's or the Portfolio's Board of Trustees, as applicable.

     Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio may enter into Forward Contracts either with respect to specific transactions or with respect to the overall investment of the Fund or the Portfolio. The precise matching of the Forward Contract amounts and the value of specific securities generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund or the Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund or the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency the Fund or the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a



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short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be predicted accurately, causing the Fund or the Portfolio to sustain losses on these contracts and transaction costs.

     At or before the maturity of a Forward Contract requiring the Fund or the Portfolio to sell a currency, the Fund or the Portfolio either may sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund or the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund or the Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract, if its contra party agrees, entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund or the Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

     The cost to a Fund or the Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts usually are entered into on a principal basis, no fees or commissions are involved. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund or the Portfolio owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

FOREIGN CURRENCY STRATEGIES--SPECIAL CONSIDERATIONS

     A Fund or the Portfolio may use options on foreign currencies, Futures on foreign currencies, options on Futures on foreign currencies and Forward Contracts to hedge against movements in the values of the foreign currencies in which the Fund's or the Portfolio's securities are denominated. Such currency hedges can protect against price movements in a security that a Fund or the Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     A Fund or the Portfolio might seek to hedge against changes in the value of a particular currency when no Futures Contract, Forward Contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Fund or the Portfolio may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which AIM and/or the Sub-advisor believe will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The value of Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of Futures Contracts, Forward Contracts or options, a Fund or the Portfolio could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or Futures



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

markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Futures contracts or options until they reopen.

     Settlement of Futures Contracts, Forward Contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund or the Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COVER

     Transactions using Forward Contracts, Futures Contracts and options (other than options purchased by a Fund or the Portfolio) expose the Fund or the Portfolio to an obligation to another party. A Fund or the Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, Forward Contracts or Futures Contracts, or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund and the Portfolio will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Forward Contract, Futures Contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's or the Portfolio's assets are used for cover or segregated accounts, it could affect portfolio management or the Fund's or the Portfolio's ability to meet redemption requests or other current obligations.

INTEREST RATE AND CURRENCY SWAPS

     Strategic Income Fund and the Portfolio usually will enter into interest rate swaps on a net basis, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Strategic Income Fund or the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of each of Strategic Income Fund's and the Portfolio's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in an account by a custodian that satisfies the requirements of the 1940 Act. Strategic Income Fund and the Portfolio will also establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by that Fund or the Portfolio. [The Sub-advisor, Strategic Income Fund and the Portfolio believe that swaps, caps and floors do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's and the Portfolio's borrowing restrictions.] Strategic Income Fund and the Portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless, at the time of entering into the transaction, the unsecured long-term debt rating of the counterparty combined with any credit enhancements is rated at least A by Moody's or S&P, or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by AIM and/or the Sub-advisor. If a counterparty defaults, the Strategic Income Fund or the Portfolio may have contractual remedies pursuant to the agreements related to the transactions. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

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


                                  RISK FACTORS

NON-DIVERSIFIED CLASSIFICATION

     The Funds and the Portfolio are classified as "non-diversified" funds under the 1940 Act. As a result, the Funds and the Portfolio will be able to invest in a fewer number of issuers than if they were classified as "diversified" funds under the 1940 Act. To the extent that the Funds and the Portfolio invest in a smaller number of issuers, the value of the Funds' and the Portfolio's shares may fluctuate more widely and the Funds and the Portfolio may be subject to greater investment and credit risk with respect to the portfolio.

ILLIQUID SECURITIES

     Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio each may invest up to 15% of net assets in illiquid securities. Securities may be considered illiquid if a Fund or the Portfolio cannot reasonably expect within seven days to receive approximately the amount at which the Fund or the Portfolio values such securities. The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than will the sale of liquid securities, such as securities eligible for trading on U.S. securities exchanges or in the over-the-counter markets. Moreover, restricted securities, which may be illiquid for purposes of this limitation often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.

     Illiquid securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, each Fund and the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund or the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund or the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

     Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, as amended ("1933 Act"), including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund or the Portfolio, however, could affect adversely the marketability of such portfolio securities and a Fund or the Portfolio might be unable to dispose of such securities promptly or at favorable prices.

     With respect to liquidity determinations generally, the Trust's or the Portfolio's Board of Trustees has the ultimate responsibility for determining whether specific securities, including restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act, are liquid or




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


illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to AIM and/or the Sub-advisor in accordance with procedures approved by the Board. AIM and/or the Sub-advisor take into account a number of factors in reaching liquidity decisions, including: (i) the frequency of trading in the security; (ii) the number of dealers that make quotes for the security; (iii) the number of dealers that have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). AIM and/or the Sub-advisor will monitor the liquidity of securities held by each Fund and the Portfolio and report periodically on such decisions to the Trust's or the Portfolio's Board of Trustees. Moreover, as noted in the Prospectus, certain securities, such as those subject to registration restrictions of more than seven days, will generally be treated as illiquid. If the liquidity percentage restriction of a Fund or the Portfolio is satisfied at the time of investment, a later increase in the percentage of illiquid securities held by a Fund or the Portfolio resulting from a change in market value or assets will not constitute a violation of that restriction. If as a result of a change in market value or assets, the percentage of illiquid securities held by the Fund or Portfolio increases above the applicable limit, AIM and/or the Sub-advisor will take appropriate steps to bring the aggregate amount of illiquid assets back within the prescribed limitations as soon as reasonably practicable, taking into account the effect of any disposition on the Fund or the Portfolio.


FOREIGN SECURITIES

     Political, Social and Economic Risks. Investing in securities of non-U.S. companies may entail additional risks due to the potential political, social and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization, confiscatory taxation or other confiscation by any country, either a Fund or the Portfolio could lose its entire investment in any such country. Economies in emerging markets are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries in which they trade.

     Religious, Political and Ethnic Instability. Certain countries in which a Fund or the Portfolio may invest may have groups that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Fund's or the Portfolio's investment in those countries. Instability may also result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; and (iii) hostile relations with neighboring or other countries. Such political, social and economic instability could disrupt the principal financial markets in which a Fund or the Portfolio invests and adversely affect the value of the Fund's or the Portfolio's assets.

     Foreign Investment Restrictions. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund or the Portfolio. For example, certain countries require prior governmental approval before investments by foreign persons may be made, or may limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital



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

or the proceeds of securities sales by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.


     Non-Uniform Corporate Disclosure Standards and Governmental Regulation. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the foreign securities held by Government Income Fund, Strategic Income Fund, Growth & Income Fund or the Portfolio will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning most foreign issuers of securities held by Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, AIM and/or the Sub-advisor will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers. Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as restrictions on market manipulation, insider trading rules, shareholder proxy requirements and timely disclosure of information.


     Currency Fluctuations. Because the Funds and the Portfolio, under normal circumstances, will invest substantial portions of their total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of each Fund's and the Portfolio's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of each Fund's and the Portfolio's holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in their respective net asset values and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of the Funds. Moreover, if the value of the foreign currencies in which a Fund or the Portfolio receives its income declines relative to the U.S. dollar between the receipt of the income and the making of Fund distributions, the Fund or the Portfolio may be required to liquidate securities in order to make distributions if the Fund or the Portfolio has insufficient cash in U.S. dollars to meet distribution requirements.

     The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the relative movement of interest rates and the pace of business activity in the other countries, and the United States, and other economic and financial conditions affecting the world economy. Many of the currencies in emerging markets countries have experienced steady devaluations relative to the U.S. dollar and major devaluations have historically occurred in certain countries.


     On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), namely Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. It is anticipated that each participating country will replace its local currency with the euro on July 1, 2002. Any other European country that is a member of the European Union and satisfies the criteria for participation in the EMU may elect to participate in the EMU and may supplement its existing currency with the euro. The anticipated replacement of existing currencies with the euro on July 1, 2002 could cause market disruptions before or after July 1, 2002 and could adversely affect the value of securities held by a Fund.


     Although the Funds and the Portfolio value their assets daily in terms of U.S. dollars, they do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Funds and the Portfolio will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.


     Adverse Market Characteristics. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities markets and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a Fund or the Portfolio are uninvested and no return is earned thereon. The inability of a Fund or the Portfolio to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to a Fund or the Portfolio due to subsequent declines in value of the portfolio security or, if the Fund or the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. AIM and/or the Sub-advisor will consider such difficulties when determining the allocation of each Fund's or the Portfolio's assets, although AIM and the Sub-advisor do not believe that such difficulties will have a material adverse effect on the Funds' or the Portfolio's portfolio trading activities.


     The Funds and the Portfolio may use foreign custodians, which may charge higher custody fees than those attributable to domestic investing and may involve risks in addition to those related to the use of U.S. custodians. Such risks include uncertainties relating to: (i) determining and monitoring the financial strength, reputation and standing of the foreign custodian; (ii) maintaining appropriate safeguards to protect the Funds' and the Portfolio's investments and (iii) possible difficulties in obtaining and enforcing judgments against such custodians.

     The risk exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if the Fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of
Section 22(e) of the 1940 Act. During the period commencing from the Fund's identification of such conditions until the date of SEC action, the portfolio securities of the Fund in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

     Withholding Taxes. Each Fund's and the Portfolio's net investment income from foreign issuers may be subject to withholding taxes by the foreign issuer's country, thereby reducing the Fund's and the Portfolio's income or delaying the receipt of income where those taxes may be recaptured. See "Dividends, Distributions and Tax Matters" herein.

     Concentration. To the extent a Fund invests a significant portion of its assets in securities of issuers located in a particular country or region of the world, such Portfolio may be subject to greater risks and may experience greater volatility than a fund that is more broadly diversified geographically.


     Special Considerations Affecting Western European Countries. The countries that are members of the European Economic Community ("Common Market") (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden and the United Kingdom) eliminated certain import tariffs and quotas and other trade barriers with respect to one another over the past several years. AIM and the Sub-advisor believe that this deregulation should improve the prospects for economic growth in many Western European countries. Among other things, the deregulation could enable companies domiciled in one country to avail themselves of lower labor costs existing in other countries. In addition, this deregulation could benefit companies domiciled in one country by opening additional markets for their goods and services in other countries. Since, however, it is not clear what the exact form or effect of these Common Market reforms will be on business in Western Europe, it is impossible to predict the long-term impact of the implementation of these programs on the securities owned by a Fund.



         Special Considerations Affecting Russia and Eastern European Countries. Investing in Russia and Eastern European countries involves a high degree of risk and special considerations not typically associated with investing in the United States securities markets, and should be considered highly speculative. Such risks include: (1) delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody; (2) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgement; (3) pervasiveness of corruption and crime in the economic system; (4) currency exchange rate volatility and the lack of available currency hedging instruments; (5) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation) and high unemployment; (6) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a fund's ability to exchange local currencies for U.S. dollars; (7) political instability and social unrest and violence; (8) the risk that the governments of Russia and Eastern European countries may decide not to continue to support the economic reform programs implemented recently and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed when such countries had a communist form of government; (9) the financial condition of companies in these countries, including large amounts of inter-company debt which may create a payments crisis on a national scale; (10) dependency on exports and the corresponding importance of international trade; (11) the risk that the tax system in these countries will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (12) the underdeveloped nature of the securities markets.


     Special Considerations Affecting Japan. Japan's economic growth has declined significantly since 1990. The general government position has deteriorated as a result of weakening economic growth and stimulative measures taken to support economic activity and to restore financial stability. Although the decline in interest rates and fiscal stimulation packages have helped to contain recessionary forces, uncertainties remain. Japan is also heavily dependent upon international trade, so its economy is especially sensitive to trade barriers and disputes. Japan has had difficult relations with its trading partners, particularly the United States, where the trade imbalance is the greatest. It is possible that trade sanctions and other protectionist measures could impact Japan adversely in both the short and the long term.

     The common stocks of many Japanese companies trade at high price-earnings ratios. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially in the U.S. In general, however, reported net income in Japan is understated relative to U.S. accounting standards and this is one reason why price-earnings ratios of the stocks of Japanese companies have tended historically to be higher than those for U.S. stocks. In addition, Japanese companies have tended to have higher growth rates than U.S. companies and Japanese interest rates have generally been lower than in the U.S., both of which factors tend to result in lower discount rates and higher price-earnings ratios in Japan than in the U.S.

     The Japanese securities markets are less regulated than those in the United States. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are not always equally enforced. In addition, Japan's banking industry is undergoing problems related to bad loans and declining values in real estate.

     Special Considerations Affecting Pacific Region Countries. Certain of the risks associated with international investments are heightened for investments in Pacific region countries. For example, some of the currencies of Pacific region countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain countries, such as India, face serious exchange constraints. Jurisdictional disputes also exist between South Korea and North Korea. In addition, the Funds may invest in Hong Kong, which reverted to Chinese Administration on July 1, 1997. Investments in Hong Kong may be subject to expropriation, national, nationalization or confiscation, in which case a Fund could lose its entire investment in Hong Kong. In addition, the reversion of Hong Kong also presents a risk that the Hong Kong dollar will be devalued and a risk of possible loss of investor confidence in Hong Kong's currency, stock market and assets.

     Special Considerations Affecting Latin American Countries. Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries. Certain Latin American countries are also among the largest debtors to commercial banks and foreign governments. At times certain Latin American countries have declared moratoria on the payment of principal and/or interest on external debt. In addition, certain Latin American securities markets have experienced high volatility in recent years.

     Latin American countries may also close certain sectors of their economies to equity investments by foreigners. Further due to the absence of securities markets and publicly owned corporations and due to restrictions on direct investment by foreign entities, investments may only be made in certain Latin American countries solely or primarily through governmentally approved investment vehicles or companies.

     Certain Latin American countries may have managed currencies that are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994, the value of the Mexican peso lost more than one-third of its value relative to the U.S. dollar.

     Special Considerations Affecting Emerging Markets. Strategic Income Fund, Growth & Income Fund, Government Income Fund and the Portfolio may invest in debt securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. Similarly, for Growth & Income Fund, investing in the equity securities of companies in emerging markets entails additional risks. These risks affecting debt and equity investments in emerging markets include
(i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility;
(iii) certain national policies which may restrict the Funds' and the Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property. Because of the special risks associated with investing in emerging markets, an investment in the Fund should be considered speculative.

     Settlement mechanisms in emerging securities markets may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be share registration and delivery delays or failures.

     Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

     Government Income Fund and Strategic Income Fund may invest in mortgage-backed and asset-backed securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional bonds. Among the major differences are that interest and principal payments are made more frequently (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed and asset-backed securities may also decrease in value as a result of increasing market interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the yield of the Fund. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the Fund purchased the security. The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities.

     Foreign mortgage-backed securities markets are substantially smaller than U.S. markets, but have been established in several countries, including Germany, Denmark, Sweden, Canada and Australia, and may be developed elsewhere. Foreign mortgage-backed securities generally are structured similar to domestic mortgage-backed securities, and they normally present substantially similar investment risks as well as the other risks normally associated with foreign securities.

LOWER QUALITY DEBT SECURITIES

     Under normal market conditions the Strategic Income Fund may invest up to 65%, and the Portfolio may invest up to 100%, of their respective total assets in debt securities rated below investment grade. Such investments involve a high degree of risk.

     Debt rated Baa by Moody's is considered by Moody's to have speculative characteristics. Debt rated BB, B, CCC, CC or C by S&P and debt rated Ba, D, Caa, Ca or C by Moody's is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such lower quality debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated C by Moody's or S&P is the lowest quality debt that is not in default as to principal or interest and such issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Lower quality debt securities are also generally considered to be subject to greater risk than higher quality securities with regard to a deterioration of general economic conditions. These securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." As noted above, Strategic Income Fund and the Portfolio may invest in debt securities rated below C, which are in default as to principal and/or interest.

     Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit quality in response to subsequent events, so that an issuer's current financial conditions may be better or worse than a rating indicates.

     The marked values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and may be subordinated to the claims of other creditors of the issuer.

     Lower quality debt securities of corporate issuers frequently have call or buy-back features which would permit an issuer to call or repurchase the security from Strategic Income Fund and the Portfolio. If an issuer exercises these provisions in a declining interest rate market, Strategic Income Fund and the Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. In addition, Strategic Income Fund and the Portfolio may have difficulty disposing of lower quality securities because there may be a thin trading market for such securities. There may be no established retail secondary market for many of these securities, and Strategic Income Fund and the Portfolio anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for Strategic Income Fund and the Portfolio to obtain accurate market quotations for purposes of valuing the securities in the portfolios of Strategic Income Fund and the Portfolio. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower quality securities, especially in a thinly traded market. Strategic Income Fund and the Portfolio also may acquire lower quality debt securities during an initial underwriting or may acquire lower quality debt securities which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

     Factors having an adverse effect on the market value of lower rated securities or their equivalents purchased by the Strategic Income Fund and the Portfolio will adversely impact the respective net asset values of the Funds. In addition to the foregoing, such factors may include: (i) potential adverse publicity; (ii) heightened sensitivity to general economic or political conditions; and (iii) the likely adverse impact of a major economic recession. Strategic Income Fund and the Portfolio also may incur additional expenses to the extent they are required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and Strategic Income Fund and the Portfolio may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.


     As of October 31, 1999, the Strategic Income Fund and the Portfolio had 86.84% and 29.72%, respectively, of their total net assets in debt securities that received a rating from Standard & Poor's and 8.14% and 63.16%, respectively, of their total net assets in debt securities that were not so rated. In addition, the Strategic Income Fund had 0.005% in cash and 5.87% in net payables. The Portfolio had 0.00% in cash and 3.18% in net receivables. The Strategic Income Fund and the Portfolio had 86.84% and 29.72%, respectively, of their total net assets invested in rated securities in the following rating categories: AAA--20.86% and--0.00%; AA---0.89% and 0.00%; A--1.41% and 0.00%;
A-1--0.00% and

0.00%; BBB---9.20% and 1.13%; BBB---2.67% and 6.75%; BB+--1.35% and 3.31%;
BB--6.34% and 10.46%; BB---2.26% and 3.24%; B+--9.16% and 3.74%; B--14.97% and
1.09%; B---[ ]% and 0.00%; CCC+--0.42% and 0.00%; CC--0.00% and 0.00%. Included
in the unrated category are securities held by the Fund or the Portfolio which, while unrated, have been determined by AIM and/or the Sub-advisor to be of comparable quality to rated securities. It should be noted that the allocation of the investments of the Fund and the Portfolio by rating on any given date will vary and should not be considered representative of the future composition of the Fund or the Portfolio.


                             INVESTMENT LIMITATIONS

     Each Fund and the Portfolio has adopted the following investment limitations as fundamental policies which may not be changed without approval by a majority of the outstanding shares of the Fund or Portfolio, as applicable. Whenever Emerging Markets Debt Fund is requested to vote on a change in the investment limitations of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders.


EMERGING MARKETS DEBT FUND AND THE PORTFOLIO

          Emerging Markets Debt Fund and the Portfolio each may not:

               (1) Purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

               (2) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-based securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

               (3) Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

               (4) Engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

               (5) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan; or

               (6) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

     For purposes of the Fund's and the Portfolio's concentration policy contained in limitation (1) above, they intend to comply with the SEC staff positions that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.

     The following investment policies of Emerging Markets Debt Fund and the Portfolio are not fundamental policies and may be changed by vote of the Trust's Board of Trustees or the Portfolio's Board of Trustees without shareholder approval. The Fund and the Portfolio each may not:

               (1) Invest in securities of an issuer if the investment would cause the Fund or the Portfolio to own more than 10% of any class of securities of any one issuer (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives as the Fund), except that the Fund or the Portfolio may purchase securities of Affiliated Money Market Funds to the extent permitted by exemptive order;

               (2) Invest in companies for the purpose of exercising control or management (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives as the Fund);

               (3) Enter into a futures contract, an option on a futures contract or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of the Fund's or the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund or the Portfolio has entered into;

               (4) Invest more than 10% of its total assets in shares of other investment companies and invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives as the Fund), except that the Fund or the Portfolio may purchase securities of Affiliated Money Market Funds to the extent permitted by exemptive order;

               (5) Purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

               (6) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

GOVERNMENT INCOME FUND

          Government Income Fund may not:

               (1) Purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

               (2) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-based securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

               (3) Engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

               (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

               (5) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or

               (6) Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

          Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

          For purposes of the Fund's concentration policy contained in limitation (1) above, the Fund intends to comply with the SEC staff positions that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.

          The following investment policies of Government Income Fund are not fundamental policies and may be changed by vote of the Trust's Board of Trustees without shareholder approval. The Fund may not:

               (1) Borrow money to purchase securities or borrow money except for temporary or emergency purposes. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments;


               (2) Invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer, except that the Fund may purchase securities of Affiliated Money Market Funds to the extent permitted by exemptive order;


               (3) Purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

               (4) Enter into a futures contract, if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts;


               (5) Purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, or purchase OTC options or hold assets set aside to cover OTC options written by the Fund, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets; or

               (6) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

GROWTH & INCOME FUND

         Growth & Income Fund may not:

               (1) Purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

               (2) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-based securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

               (3) Engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

               (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

               (5) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or

               (6) Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial operations and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     Notwithstanding any other investment policy of Growth & Income Fund, Growth & Income Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

         For purposes of the Fund's concentration policy contained in limitation
(1) above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.

         The following operating policies of Growth & Income Fund are not fundamental policies and may be changed by vote of the Trust's Board of Trustees without shareholder approval. The Fund may not:

               (1) Invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer, except that the Fund may purchase securities of Affiliated Money Market Funds to the extent permitted by exemptive order;

               (2) Sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

               (3) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into;

               (4) Borrow money except for temporary or emergency purposes (other than to meet redemptions). While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments;

               (5) Purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;


               (6) Purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, or purchase OTC options or hold assets set aside to cover OTC options written by the Fund, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets; or


               (7) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

STRATEGIC INCOME FUND

         Strategic Income Fund may not:

                  (1) Purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

                  (2) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-based securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

                  (3) Engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

                  (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

                  (5) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or

                  (6) Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

         Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

         For purposes of the Fund's concentration policy contained in limitation (1) above, the Fund intends to comply with the SEC staff positions that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.

         The following investment policies of Strategic Income Fund are not fundamental policies and may be changed by vote of the Trust's Board of Trustees without shareholder approval. The Fund may not:

                  (1) Invest more than 15% of its total assets in illiquid securities;


                  (2) Borrow money to purchase securities and will not invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies, and limitations as the Fund), except that the Fund may purchase securities of Affiliated Money Market Funds to the extent permitted by exemptive order;

                  (3) Invest more than 10% of its total assets in shares of other investment companies and invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies, and limitations as the Fund), except that the Fund may purchase securities of Affiliated Money Market Funds to the extent permitted by exemptive order;


                  (4) Purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

                  (5) Enter into a futures contract, if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts; or

     Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.


     Investors should refer to each Fund's Prospectus for further information about each Fund's respective investment objectives, which may not be changed without the approval of the Fund's shareholders and its corresponding Portfolio's investment objectives, which may be changed without the approval of the Portfolio's shareholders, and other investment policies and techniques, which may be changed without shareholder approval.


                      EXECUTION OF PORTFOLIO TRANSACTIONS


     Subject to policies established by the Trust's and the Portfolio's Board of Trustees, AIM and/or the Sub-advisor are responsible for the execution of Government Income Fund's, Strategic Income Fund's, Growth & Income Fund's and the Portfolio's portfolio transactions and the selection of broker/dealers that execute such transactions on behalf of these Funds and the Portfolio. In executing transactions, AIM and/or the Sub-advisor seek the best net results for Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Although AIM and/or the Sub-advisor generally seek reasonably competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. While the Funds and the Portfolio may engage in soft dollar arrangements for research services, as described below, neither the Funds nor the Portfolio has any obligation to deal with any broker/dealer or group of broker/dealers in the execution of portfolio transactions.


     Debt securities generally are traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. U.S. and foreign government securities and money market instruments generally are traded in the OTC markets. In underwritten offerings, securities usually are purchased at a fixed price which includes an amount of compensation to the underwriter. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. Broker/dealers may receive commissions on futures, currency and options transactions.


     Consistent with the interests of the Funds and the Portfolio, AIM and/or the Sub-advisor may select brokers to execute the Funds' and the Portfolio's portfolio transactions on the basis of the research and brokerage services they provide to AIM and/or the Sub-advisor for their use in managing the Funds and the Portfolio and their other advisory accounts. Such services may include furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Broker/dealers may communicate such information electronically, orally, in written form or on computer software. Research and brokerage services received from such brokers are in addition to, and not in lieu of, the services required to be performed by AIM and/or the Sub-advisor under investment management and administration contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that AIM and/or the Sub-advisor determine in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of AIM and/or the Sub-advisor to the Funds and the Portfolio and its other clients and that the total commissions paid by the Funds and the Portfolio will be reasonable in relation to the benefits received by the Funds and the Portfolio over the long term. Research services may also be received from dealers who execute Fund transactions in OTC markets.

     Investment decisions for each Fund and the Portfolio and for other investment accounts managed by AIM and/or the Sub-advisor are made independently of each other in light of differing conditions. However, the same investment decision occasionally may be made for two or more of such accounts, including one or both Funds and the Portfolio. In such cases, simultaneous transactions may occur. Purchases or sales are then allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Funds and the Portfolio are concerned, in other cases AIM and/or the Sub-advisor believe that coordination and the ability to participate in volume transactions will be beneficial to the Funds and the Portfolio.

     Under a policy adopted by the Trust's and the Portfolio's Board of Trustees, and subject to the policy of obtaining the best net results, AIM and/or the Sub-advisor may consider a broker/dealer's sale of the shares of the Funds and the other funds for which AIM or the Sub-advisor serves as investment manager in selecting brokers and dealers for the execution of portfolio transactions. This policy does not imply a commitment to execute portfolio transactions through all broker/dealers that sell shares of the Funds and such other funds.


     Each Fund and the Portfolio contemplates purchasing most foreign equity securities in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on United States transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

     Foreign equity securities may be held by a Fund and the Portfolio in the form of ADRs, ADSs, CDRs, GDRs or EDRs or securities convertible into foreign equity securities. ADRs, ADSs, CDRs, GDRs and EDRs may be listed on stock exchanges, or traded in the OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which the Funds and the Portfolio may invest generally are traded in the OTC markets.


     The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of a Fund, provided the conditions of an exemptive order received by the Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund or account provided the Funds follow procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.


     The Funds and the Portfolio contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through certain companies that are affiliates of AIM and the Sub-advisor. The Trust's Board of Trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which they are operating. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. For the fiscal years ended October 31, 1999, 1998 and 1997, the Emerging Markets Debt Portfolio paid aggregate brokerage commissions of $0, $0 and $0, respectively. For the fiscal years ended October 31, 1999, 1998 and 1997, Government Income Fund paid aggregate brokerage commissions of $0, $0 and $4,987, respectively. For the fiscal years ended October 31, 1999, 1998 and 1997, Strategic Income Fund paid aggregate brokerage commissions of $12,472, $933 and $6,177, respectively. For the fiscal years ended October 31, 1999, 1998 and 1997, Growth & Income Fund paid aggregate brokerage commissions of $989,553, $1,105,727 and $463,307, respectively. For the fiscal year ended October 31, 1997, Growth & Income Fund paid to LGT Bank in Liechtenstein, AG, which was an "affiliated" broker, aggregate brokerage commissions of $12,262 for transactions involving purchases and sales of portfolio securities which represented 2.65% of the total brokerage commissions paid by the Fund and 2.94% of the aggregate dollar amount of transactions involving payment of commissions by the Fund.


PORTFOLIO TRADING AND TURNOVER


     Each Fund and the Portfolio engages in portfolio trading when AIM and/or the Sub-advisor concludes that the sale of a security owned by a Fund and the Portfolio and/or the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise. Consistent with each Fund's and the Portfolio's investment objectives, a security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities. Although the Funds and the Portfolio generally do not intend to trade for short-term profits, the securities in each Fund's and the Portfolio's portfolio will be sold whenever AIM and/or the Sub-advisor believe it is appropriate to do so, without regard to the length of time a particular security may have been held. Portfolio turnover is calculated by dividing the lesser of sales or purchases of portfolio securities by each Fund's or the Portfolio's average month-end portfolio value, excluding short-term investments. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that a Fund or the Portfolio will bear directly, and could result in the realization of net capital gains that would be taxable when distributed to shareholders. The portfolio turnover rates for the Emerging Markets Debt Portfolio, Government Income Fund, Growth & Income Fund and Strategic Income Fund the last two fiscal years were as follows:





                                                                                YEAR ENDED       YEAR ENDED
                                                                                 OCT. 31,         OCT. 31,
                                                                                   1999             1998
                                                                                   ----             ----

         Emerging Markets Debt Portfolio.................................          336%             339%
         Government Income Fund..........................................          110%             305%
         Growth & Income Fund............................................           89%              92%
         Strategic Income Fund...........................................          235%             306%

                                   MANAGEMENT



     The Trust's Board of Trustees has overall responsibility for the operation of the Funds. The Trust's Board of Trustees has approved all significant agreements between the Trust on the one side and persons or companies furnishing services to the Fund on the other, including the investment management and administration agreement with AIM, the investment sub-advisory agreement between AIM and the Sub-advisor, the agreements with AIM Distributors regarding distribution of the Fund's shares, the custody agreement and the transfer agency agreement. The day-to-day operations of the Fund are delegated to the officers of the Trust, subject always to the investment objectives and policies of the Fund and to the general supervision of the Trust's Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and AIM Management Group Inc. ("AIM Management"), the parent corporation of AIM.


TRUSTEES AND EXECUTIVE OFFICERS

     The Trust's and the Portfolio's Trustees and Executive Officers are listed below. Unless otherwise indicated, the address of each Executive Officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.


======================================= ================= ==============================================================

                                           POSITIONS
        NAME, ADDRESS AND AGE              HELD WITH                  PRINCIPAL OCCUPATION WITH REGISTRANT
                                           REGISTRANT
--------------------------------------- ----------------- --------------------------------------------------------------

*ROBERT H. GRAHAM (53)                  Trustee,          Director,   President  and  Chief  Executive  Officer,  A I M
                                        Chairman and      Management    Group,    Inc.;    Director   and    President,
                                        President         A I M Advisors,  Inc.;  Director  and Senior Vice  President,
                                                          A I M Capital  Management,  Inc.,  A I M Distributors,  Inc.,
                                                          A I M Fund Services,  Inc. and Fund Management  Company;  and
                                                          Director  and  Chief  Executive  Officer,  Managed  Products,
                                                          AMVESCAP PLC.
--------------------------------------- ----------------- --------------------------------------------------------------

C. DEREK ANDERSON (58)                  Trustee           Senior Managing Partner,  Plantagenet Capital Management, LLC
220 Sansome Street                                        (an  investment   partnership);   Chief  Executive   Officer,
Suite 400                                                 Plantagenet Holdings,  Ltd. (an investment banking firm); and
San Francisco, CA 94104                                   Director, Premium Wear, Inc. (formerly Munsingwear,  Inc.) (a casual apparel  company),"R"  Homes, Inc., Big Online,  Inc.,
                                                          Champagne  Albert Le Brun and various other  privately  owned companies.
--------------------------------------- ----------------- --------------------------------------------------------------

FRANK S. BAYLEY (60)                    Trustee           Partner,   law  firm  of  Baker  &  McKenzie;   Director  and
Two Embarcadero Center                                    Chairman,   C.D.   Stimson  Company  (a  private   investment
Suite 2400                                                company) and,  Stimson  Marina,  Inc.  (a  subsidiary  of C.D.
San Francisco, CA 94111                                   Stimson Company); and Trustee, The Badgley Funds.
--------------------------------------- ----------------- --------------------------------------------------------------

--------------

* a trustee who is an "intersted person" of the Trust and A I M Advisors, Inc. as defined in the 1940 Act.


RUTH H. QUIGLEY (65)                    Trustee           Private investor;  and President,  Quigley Friedlander & Co.,
1055 California Street                                    Inc. (a financial advisory services firm) from 1984 to 1986.
San Francisco, CA 94108

--------------------------------------- ----------------- --------------------------------------------------------------

SAMUEL D. SIRKO (40)                    Vice President    Vice  President,  Assistant  General  Counsel  and  Assistant
                                        and Secretary     Secretary,   A I M  Advisors,  Inc.;  and  Assistant  General
                                                          Counsel  and  Assistant  Secretary,  A I M Management  Group,
                                                          Inc.,  A I M Capital  Management,  Inc.,  A I M Distributors,
                                                          Inc., A I M Fund Services, Inc. and Fund Management Company.
--------------------------------------- ----------------- --------------------------------------------------------------

MELVILLE B. COX (56)                    Vice President    Vice President and Chief Compliance Officer,  A I M Advisors,
                                                          Inc.,  A I M Capital  Management,  Inc.,  A I M Distributors,
                                                          Inc., A I M Fund Services, Inc. and Fund Management Company.
--------------------------------------- ----------------- --------------------------------------------------------------

GARY T. CRUM (52)                       Vice President    Director  and  President,  A I M  Capital  Management,  Inc.;
                                                          Director  and  Executive  Vice  President,  A I M  Management
                                                          Group  Inc.;  Director  and  Senior  Vice  President,   A I M
                                                          Advisors,  Inc.; and Director,  A I M Distributors,  Inc. and
                                                          AMVESCAP PLC.
--------------------------------------- ----------------- --------------------------------------------------------------

CAROL F. RELIHAN (45)                   Vice President    Director,   Senior  Vice   President,   General  Counsel  and
                                                          Secretary,  A I M  Advisors,  Inc.;  Senior  Vice  President,
                                                          General Counsel and Secretary,  A I M  Management Group Inc.;
                                                          Director,   Vice   President   and  General   Counsel,   Fund
                                                          Management  Company;  Vice  President  and  General  Counsel,
                                                          A I M Fund Services, Inc.; and Vice President,  A I M Capital
                                                          Management, Inc. and A I M Distributors, Inc.
--------------------------------------- ----------------- --------------------------------------------------------------

DANA R. SUTTON (41)                     Vice President    Vice President and Fund  Controller,  A I M  Advisors,  Inc.;
                                        and Treasurer     and Assistant  Vice President and Assistant  Treasurer,  Fund
                                                          Management Company.
======================================= ================= ==============================================================





     The Board of Trustees has a Nominating and Audit Committee, composed of Miss Quigley (Chairman) and Messrs. Anderson and Bayley, which is responsible for nominating persons to serve as Trustees, reviewing audits of the Trust and its funds and recommending firms to serve as independent auditors of the Trust. All of the Trust's Trustees also serve as directors or trustees of some or all of the other investment companies managed, administered or advised by AIM. All of the Trust's Executive Officers hold similar offices with some or all of the other investment companies managed, administered or advised by AIM.


     Each Trustee who is not a trustee, officer or employee of AIM and/or the Sub-advisor or any affiliated company is paid an annual retainer component plus a per-meeting fee component, and reimbursed travel and other expenses incurred in connection with attendance at such meetings. Other Trustees and Officers receive no compensation or expense reimbursement from the Trust. For the fiscal year ended October 31, 1999, Mr. Anderson, Mr. Bayley, Mr. Arthur C. Patterson (a trustee until September 27, 1999, when he retired) and Miss Quigley, who are not trustees, officers, or employees of the Sub-advisor or any affiliated company, received total compensation of $50,353, $51,376, $45,584 and $51,376, respectively, from the Trust for their services as Trustees. For the fiscal year ended October 31, 1999, Mr. Anderson, Mr. Bayley, Mr. Arthur C. Patterson and Miss Quigley, who are not trustees, officers or employees of the Sub-advisor or any other affiliated company, received total compensation of $101,833, $103,833, $93,583 and $103,083, respectively, from the investment companies managed or administered by AIM and sub-advised by the Sub-advisor for which he or she serves as a Trustee. Fees and expenses disbursed to the Trustees contained no accrued or payable pension or retirement benefits.


INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES


     AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046, was organized in 1976 and, together with its subsidiaries, manages or advises approximately 120 investment portfolios encompassing a broad range of investment objectives. INVESCO Asset Management Limited, 11 Devonshire Square, London, EC2M 4YR, England, has provided investment management and/or administrative services to pension funds, insurance funds, index funds, unit trusts, offshore funds and a variety of institutional accounts since 1967. AIM, the Sub-advisor and their worldwide asset management affiliates provide investment management and/or administrative services to institutional, corporate and individual clients around the world.


     AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM is also the sole shareholder of the Funds' principal underwriter, AIM Distributors.


     AIM Management, AIM and the Sub-Advisor are indirect wholly owned subsidiaries of AMVESCAP PLC, 11 Devonshire Square, London, EC2M 4YR, England. AMVESCAP PLC and its subsidiaries are an independent management group that has a significant presence in the institutional and retail segment of the investment management industry in North America and Europe, and a growing presence in Asia. Certain directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management" herein.

     In addition to the investment resources of their Houston and London offices, AIM and the Sub-advisor draw upon the expertise, personnel, data and systems of other offices in Atlanta, Boston, Dallas, Denver, Louisville, Miami, New York, Portland (Oregon), Frankfurt, Hong Kong, Singapore, Sydney, Tokyo and Toronto. In managing the Funds and the Portfolio, AIM and the Sub-advisor employ a team approach, taking advantage of their investment resources around the world.


     Under an investment management and administration contract between the Trust and AIM ("Trust Advisory Agreement"), AIM serves as the investment manager and administrator for Government

Income Fund, Strategic Income Fund and Growth & Income Fund. AIM also serves as the Portfolio's investment manager and administrator under an Investment Management and Administration Contract between the Portfolio and AIM ("Portfolio Advisory Agreement"). AIM became investment manager and administrator to the Funds and the Portfolio effective June 1, 1998. Prior to that date, Chancellor LGT Asset Management, Inc. served as investment manager and administrator.

     For these services, each Fund pays AIM investment management and administration fees, computed daily and paid monthly, based on its average daily net assets. With respect to Growth & Income Fund, AIM's fee is calculated at the annualized rate of 0.975% on the first $500 million, 0.95% on the next $500 million, 0.925% on the next $500 million and 0.90% on the amounts thereafter. With respect to Government Income Fund and Strategic Income Fund, AIM's fee is calculated at the annualized rate of 0.725% on the first $500 million, 0.70% on the next $1 billion, 0.675% on the next $1 billion and 0.65% on amounts thereafter. With respect to the Portfolio, AIM's fee is calculated at the annualized rate of 0.475% on the first $500 million, 0.45% on the next $1 billion, 0.425% on the next $1 billion and 0.40% on amounts thereafter, plus a fee equal to 2% of the Portfolio's total investment income calculated in accordance with Generally Accepted Accounting Principles, adjusted daily for currency revaluations, on a marked-to-market basis, of the Portfolio's assets, provided that during any fiscal year this amount will not exceed 2% of the Portfolio's total investment income. Out of the aggregate fees payable by each Fund, AIM pays Sub-advisor, sub-advisory fees equal to 40% of the aggregate fees AIM receives from each Fund. The investment management and administration fees paid by the Funds are higher than those paid by most mutual funds. The Funds pay all expenses not assumed by AIM, the Sub-advisor, AIM Distributors or other agents. AIM has undertaken to limit Emerging Markets Debt Fund's, Government Income Fund's and Growth & Income Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the annual rate of 1.75%, 2.40% and 2.40% of the average daily net assets of each Fund's Class A, Class B and Class C shares, respectively, until June 30, 2000. AIM has undertaken to limit Strategic Income Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the annual rate of 1.05%, 1.70% and 1.70% of the Fund's Class A, Class B and Class C Shares, respectively until June 30, 2000.

     AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Tables in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

     For the fiscal years ended October 31, 1999, 1998 and 1997, each of the named Funds and the Portfolio paid AIM and the prior manager and administrator the following investment management and administration fees:



                                              1999        1998        1997
                                           ---------   ----------  -----------
Government Income Fund................... $1,272,103   $1,823,161  $2,403,043
Growth & Income Fund.....................  7,315,050    7,885,054   6,900,695
Strategic Income Fund....................  1,749,758    2,691,901   3,474,804
Portfolio................................  1,199,895    3,009,607   4,107,638



     INVESCO Asset Management Limited serves as the Portfolio's sub-advisor under a Sub-advisory Agreement between AIM and INVESCO Asset Management Limited ("Portfolio Sub-Advisory Agreement") and as the sub-advisor for Government Income Fund and Growth & Income Fund under a separate Sub-advisory Agreement between AIM and INVESCO Asset Management Limited ("Fund Sub-Advisory Agreement") and (together with the Portfolio Sub-Advisory Agreement and the Fund Sub-Advisory Agreement, the Trust Advisory Agreement and the

Portfolio Advisory Agreement, the "Management Agreements"). INVESCO Asset Management Limited, with respect to Government Income Fund, Growth & Income
Fund and the Portfolio, and INVESCO (NY), Inc., with respect to Strategic
Income Fund, became sub-advisors to the Funds and the Portfolio effective
June 1, 1998. Prior to that date, INVESCO Asset Management Limited's and INVESCO
(NY), Inc.'s predecessors served as sub-advisors. Sub-advisory arrangements with respect to Strategic Income Fund were terminated effective February 11, 2000.

     With respect to Growth & Income, AIM pays the Sub-advisor sub-advisory fees computed weekly and paid monthly based on average daily net assets, at the annualized rate of 0.39% of the first $500 million, 0.38% on the next $500 million, 0.37% on the next $500 million and 0.36% on amounts thereafter. With respect to the Portfolio and Government Income Fund, AIM pays the Sub-advisor sub-advisory fees computed weekly and paid monthly based on average daily net assets, at the annualized rate of 0.29% of the first $500 million, 0.28% on the next $1 billion, 0.27% on the next $1 billion and 0.26% on amounts thereafter.

     For the fiscal years ended October 31, 1999, 1998 and 1997, AIM and the former investment manager and administrator paid, with respect to the named Funds and Portfolio, the respective sub-advisors the following sub-advisory fees:



                                              1999         1998        1997
                                           ----------   ----------   ---------
Government Income Fund.................... $  508,841   $  729,264   $  961,217
Growth & Income Fund......................  2,926,020    3,154,022    2,760,278
Strategic Income Fund.....................    699,903    1,076,760    1,389,922
Portfolio.................................    654,863    1,203,843    1,643,055


     AIM also serves as Emerging Markets Debt Fund's administrator under an Administration Contract between the Trust and AIM.



     In each of the last three fiscal years Emerging Markets Debt Fund paid administration fees to AIM and the Sub-advisor in the following amounts:



Year Ended October 31,                                    Amount Paid
----------------------                                    -----------
1999.................................................     $  437,262
1998.................................................        768,654
1997.................................................      1,051,145




     The Administration Contract will not be deemed an advisory contract, as defined under the 1940 Act. As investment managers and administrators, AIM and the Sub-advisor make all investment decisions for Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio and as administrator, AIM administers each Fund's and the Portfolio's affairs. Among other things, AIM furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical and bookkeeping functions of the Trust, the Funds, and the Portfolio and provide suitable office space, necessary small office equipment and utilities. AIM and the Sub-advisor also determine the composition of each Fund's portfolio, place orders to buy, sell, or hold particular securities and supervise all matters relating to each Fund's operation.


     The Management Agreements may be renewed for one-year terms, provided that any such renewal has been specifically approved at least annually by: (i) the Trust's or the Portfolio's Board of Trustees, as applicable, or by the vote of a majority of the Fund's or the Portfolio's outstanding voting securities (as defined in the 1940 Act), and (ii) a majority of Trustees who are not parties to the

Management Agreements or the Administration Contract or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the specific purpose of voting on such approval. The Management Agreements provide that with respect to Government Income Fund, Strategic Income Fund, Growth & Income Fund and the Portfolio, and the Administration Contract provide that with respect to Emerging Markets Debt Fund, either the Trust, the Portfolio or each of AIM or each of Sub-advisor may terminate the Contracts without penalty upon sixty days' written notice to the other party. The Management Agreements and the Administration Contract terminate automatically in the event of their assignment (as defined in the 1940 Act).





     Under a master accounting services agreement AIM serves as the Funds' pricing and accounting agent. For these services, the Funds pay AIM such fees as are determined in accordance with methodologies established, from time to time, by the Trust's Board of Trustees.

     For the fiscal years ended October 31, 1999, 1998 and 1997, each named Fund and the Portfolio paid AIM and the former investment manager and administrator the following accounting services fees:

                                                       1999    1998     1997
                                                       ----    ----     ----

Government Income Fund...........................  $ 55,858  $ 67,657  $ 85,149
Growth & Income Fund.............................   207,383   210,440   183,323
Strategic Income Fund............................    70,274    99,805   123,309
Portfolio........................................    51,980    82,450   116,607



     In placing securities for a Fund's portfolio transactions, AIM and/or the Sub-advisor seek to obtain the best net results. Consistent with their obligation to obtain the best net results, AIM and/or the Sub-advisor may consider a broker/dealer's sale of shares of the AIM Funds as a factor in considering through whom portfolio transactions will be effected. Brokerage transactions may be executed through affiliates of AIM or the Sub-advisor. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs that the Fund will bear directly and could result in the realization of net capital gains which would be taxable when distributed to shareholders. See "Dividends, Distributions and Tax Matters."


EXPENSES OF THE FUNDS AND THE PORTFOLIO

     Each Fund and the Portfolio pays all expenses not assumed by AIM, the Sub-advisor, AIM Distributors and other agents. These expenses include, in addition to the advisory, distribution, transfer agency, pricing and accounting agent and brokerage fees discussed above, legal and audit expenses, custodian fees, trustees' fees, organizational fees, fidelity bond and other insurance premiums, taxes, extraordinary expenses and the expenses of reports and prospectuses sent to existing investors. The allocation of general Trust expenses and expenses shared by the Funds and other funds organized as series of the Trust are allocated on a basis deemed fair and equitable, which may be based on the relative net assets of the Funds or the nature of the services performed and relative applicability to each Fund. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. The ratio of each Fund's and the Portfolio's expenses to its relative net assets can be expected to be higher than the expense ratios of funds investing solely in domestic securities, since the cost of maintaining the custody of foreign securities and the rate of investment management fees paid by each Fund and the Portfolio generally are higher than the comparable expenses of such other funds.


                             THE DISTRIBUTION PLANS

THE CLASS A AND C PLAN

     The Trust has adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to the Class A and Class C shares of the Funds (the "Class A and C Plan"). The Class A and C Plan provides that the Class A shares of each Fund pays 0.35% per annum of its daily average net assets as compensation to AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares. Under the Class A and C Plan, Class C shares of the Funds pay compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class C shares. The Class A and C Plan is designed to compensate AIM Distributors, on a quarterly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of a Fund. Payments can also be directed by AIM Distributors to selected institutions who have entered into service agreements with respect to Class A and Class C shares of each Fund and who provide continuing personal services to their customers who own Class A and Class C shares of the Fund. The service fees payable to selected institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts which were purchased on or after a prescribed date set forth in the Class A and C Plan. Activities appropriate for financing under the Class A and C Plan include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class A and C Plan.

     Of the aggregate amount payable under the Class A and C Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Fund, in amounts of up to 0.25% of the average net assets of the Fund attributable to the customers of such dealers or financial institutions are characterized as a service fee, and payments to dealers and other financial institutions in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Class A and C Plan. The Class A and C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Fund. The Class A and C Plan does not obligate the Fund to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Class A and C Plan on behalf of the Fund. Thus, under the Class A and C Plan, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Fund will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

THE CLASS B PLAN

     The Trust has also adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of the Funds (the "Class B Plan", and collectively with the Class A and C Plan, the "Plans"). Under the Class B Plan, each Fund pays compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class B shares. Of such amount, each Fund pays a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected dealers and other institutions which furnish continuing personal shareholder services to their customers who purchase and own Class B shares. Amounts paid in accordance with the Class B Plan may be used to finance any activity primarily intended to result in the sale of Class B shares, including but not limited to printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class B Plan.


BOTH PLANS

     Pursuant to an incentive program, AIM Distributors may enter into agreements ("Shareholder Service Agreements") with investment dealers selected from time to time by AIM Distributors for the provision of distribution assistance in connection with the sale of the Funds' shares to such dealers' customers, and for the provision of continuing personal shareholder services to customers who may from time to time directly or beneficially own shares of the Funds. The distribution assistance and continuing personal shareholder services to be rendered by dealers under the Shareholder Service Agreements may include, but shall not be limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Funds; assisting customers in changing dividend options, account designations and addresses, and in enrolling in any of the several special investment plans offered in connection with the purchase of the Funds' shares; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Funds' shares; and providing such other information and services as the Funds or the customer may reasonably request.

     Under the Plans, in addition to the Shareholder Service Agreements authorizing payments to selected dealers, banks may enter into Shareholder Service Agreements authorizing payments under the Plans to be made to banks which provide services to their customers who have purchased shares. Services provided pursuant to Shareholder Service Agreements with banks may include some or all of the following: answering shareholder inquiries regarding the Funds; performing sub-accounting; establishing and maintaining shareholder accounts and records; processing customer purchase and redemption transactions; providing periodic statements showing a shareholder's account balance and the integration of such statements with those of other transactions and balances in the shareholder's other accounts serviced by the bank; forwarding applicable prospectuses, proxy statements, reports and notices to bank clients who hold Fund shares; and such other administrative services as the Funds reasonably may request, to the extent permitted by applicable statute, rule or regulation. Similar agreements may be permitted under the Plans for institutions which provide recordkeeping for and administrative services to 401(k) plans.

     Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another.

     Under a Shareholder Service Agreement, each Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement generally will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate of 0.25% of the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees calculated in this manner shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.

     Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD"). The Plans conform to rules of the NASD by limiting payments made to dealers and other financial institutions who provide continuing personal shareholder services to their customers who purchase and own shares of the Funds to no more than 0.25% per annum of the average daily net assets of the Funds attributable to the customers of such dealers or financial institutions, and by imposing a cap on the total sales charges, including asset based sales charges, that may be paid by the Funds and their respective classes.


     AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A and Class C shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.

     Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Fund on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments under the Plans. These payments are an obligation of the Funds and not of AIM Distributors. Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one class over another.


     AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments under the Plans. These payments are an obligation of a Fund and not of AIM Distributors.


     For the fiscal year ended October 31, 1999 for Class A and B shares, and for the period March 1, 1999 (date operations commenced) through October 31, 1999 for Class C shares, each Fund paid the following amounts under the Plans:

                                                                                            % OF CLASS
                                                                                           AVERAGE DAILY
                                                                                            NET ASSETS
                                                                                    ---------------------------
                                              CLASS A      CLASS B    CLASS C       CLASS A   CLASS B   CLASS C
                                              -------      -------    -------       -------   -------   -------
Government Income Fund     ...............   $363,720     $710,164     $1,320        0.35%     1.00%     1.00%
Strategic Income Fund      ...............   $302,618   $1,552,007     $  356        0.35%     1.00%     1.00%
Emerging Markets Debt Fund ...............   $219,862   $1,097,291     $  667        0.35%     1.00%     1.00%
Growth & Income Fund       ............... $1,039,956   $4,535,906     $6,314        0.35%     1.00%     1.00%



     An estimate by category of actual fees paid by each Fund with regard to the Class A shares during the year ended October 31, 1999 follows:





                                                       EMERGING       GOVERNMENT      GROWTH &        STRATEGIC
                                                        MARKETS         INCOME         INCOME          INCOME
                                                       DEBT FUND         FUND           FUND            FUND
                                                       ---------      ----------      --------        ---------
CLASS A
Advertising.........................................      $35,251        $31,888        $134,988        $37,148
Printing and Mailing prospectuses, semi-annual
    reports and annual reports
    (other than to current shareholders)............        2,735          2,615          12,231          3,062
Seminars............................................       10,636          9,987          43,411         10,826
Compensation to Underwriters to partially
    offset other marketing expenses.................            0              0               0              0
Compensation to Dealers including Finders
    Fees............................................      171,241        319,230         849,326        251,582
Compensation to Sales Personnel.....................            0              0               0              0
Annual Report Total.................................     $219,863       $363,720      $1,039,956       $302,618

     An estimate by category of actual fees paid by each Fund with regard to the Class B Shares during the year ended October 31, 1999, as follows:





                                                        EMERGING       GOVERNMENT      GROWTH &        STRATEGIC
                                                         MARKETS         INCOME         INCOME          INCOME
                                                        DEBT FUND         FUND           FUND            FUND
                                                        ---------      ----------      --------        ---------
CLASS B
Advertising.........................................   $    9,483       $  3,078      $   18,951     $    6,546
Printing and Mailing prospectuses, semi-annual
     reports and annual reports
     (other than to current shareholders)...........          884            327           1,874            579
Seminars............................................        3,819            908           6,473          2,068
Compensation to Underwriters to partially
    offset other marketing expenses.................      822,968        532,623       3,401,930      1,164,005
Compensation to Dealers.............................      260,137        173,228       1,106,679        378,808
Compensation to Sales Personnel.....................            0              0               0              0
Annual Report Total.................................   $1,097,291       $710,164      $4,535,907     $1,552,006



     An estimate by category of actual fees paid by each Fund with regard to the Class C Shares for the period March 1, 1999(date operations commenced) through October 31, 1999, as follows:




                                                         EMERGING       GOVERNMENT      GROWTH &        STRATEGIC
                                                          MARKETS         INCOME         INCOME          INCOME
                                                         DEBT FUND         FUND           FUND            FUND
                                                         ---------      ----------      --------        ----------
CLASS C
Advertising.........................................         $128         $  315          $    6           $ 51
Printing and Mailing prospectuses, semi-annual
    reports and annual reports
    (other than to current shareholders)............            0              0               1              0
Seminars............................................            0              0               4              0
Compensation to Underwriters to partially
    offset other marketing expenses.................          500            990           4,342            267
Compensation to Dealers.............................           39             15           1,960             38
Compensation to Sales Personnel.....................            0              0               0              0
Annual Report Total.................................         $667         $1,320          $6,313           $356



     The Plans require AIM Distributors to provide the Board of Trustees at least quarterly with a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. The Board of Trustees reviews these reports in connection with their decisions with respect to the Plans.

     As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans ("Qualified Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the Trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of each Fund and their respective shareholders.

     The Plans do not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.


     Unless terminated earlier in accordance with their terms, the Plans continue in effect from year to year, as long as such continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Qualified Trustees.


     The Plans may be terminated by the vote of a majority of the Qualified Trustees, or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

     Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, it may be amended by the Trustees, including a majority of the Qualified Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees. In the event the Class A Plan is amended in a manner which the Board of Trustees determines would materially increase the charges paid under the Class A Plan, the Class B shares of the Funds will no longer convert into Class A shares of the same Funds unless the Class B shares, voting separately, approve such amendment. If the Class B shareholders do not approve such amendment, the Board of Trustees will (i) create a new class of shares of the Funds which is identical in all material respects to the Class A shares as they existed prior to the implementation of the amendment and (ii) ensure that the existing Class B shares of the Funds will be exchanged or converted into such new class of shares no later than the date the Class B shares were scheduled to convert into Class A shares.

     The principal differences between the Class A and C Plan, on the one hand, and the Class B Plan, on the other hand, are: (i) the Class A and C Plan allows payment to AIM Distributors or to dealers or financial institutions of up to 0.35% of average daily net assets of the Class A shares of each Fund, as compared to 1.00% of such assets of each Fund's Class B shares; (ii) the Class B Plan obligates the Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessor GT Global, Inc. unless there has been a complete termination of the Class B Plan (as defined in such Plan) and
(iii) the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.


                                THE DISTRIBUTOR


     The Trust has entered into a Master Distribution Agreement with AIM Distributors relating to the Class A shares and Class C shares of the Funds and a Master Distribution Agreement with AIM Distributors relating to the Class B shares of the Funds. Such Agreements are hereinafter collectively referred to as the "Distribution Agreements."

     The Distribution Agreements provide that AIM Distributors will bear the expenses of printing from the final proof and distributing the Funds' prospectuses and statements of additional information relating to public offerings made by AIM Distributors pursuant to the Distribution Agreements (other than those prospectuses and statements of additional information distributed to existing shareholders of the Fund), and any promotional or sales literature used by AIM Distributors or furnished by AIM Distributors to dealers in connection with the public offering of the Fund's shares, including expenses of advertising in connection with such public offerings. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

     The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. Under the Distribution Agreement for the Class B shares, AIM Distributors sells Class B shares of the Funds at net asset value subject to a contingent deferred sales charge established by AIM Distributors. AIM Distributors is authorized to advance to institutions through whom Class B shares are sold a sales commission under schedules established by AIM Distributors. The Distribution Agreement for the Class B shares provides that AIM Distributors (or its assignee or transferee) will receive 0.75% (of the total 1.00% payable under the distribution plan applicable to Class B shares) of each Fund's average daily net assets attributable to Class B shares attributable to the sales efforts of AIM Distributors.

     AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B shares of the Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. AIM Distributors anticipates that it will require a number of years to recoup from Class B Plan payments the sales commissions paid to dealers and institutions in connection with sales of Class B shares. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

     The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors and its predecessor; provided, however, that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments by the Fund of asset based distribution fees and service fees to AIM Distributors. Termination of the Class B Plan or Distribution Agreement does not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

     From time to time, AIM Distributors may transfer and sell its right to payments under the Distribution Agreement relating to Class B Shares in order to finance distribution expenditures in respect of Class B Shares.


     The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by GT Global, Inc., the Trust's distributor prior to June 1, 1998, for the fiscal year or period ended October 31, 1998 and 1997.

                                                           NOVEMBER 1, 1997
                                                            TO MAY 31, 1998                     1997
                                                            ---------------                     ----
                                                          SALES         AMOUNT           SALES         AMOUNT
                                                         CHARGES       RETAINED         CHARGES       RETAINED
                                                         -------       --------         -------       --------

          Emerging Markets Debt Fund.................    $ 83,855        $35,739        $199,201        $65,982
          Government Income Fund.....................    $ 13,231        $ 1,842        $ 67,477        $10,240
          Growth & Income Fund.......................    $111,311        $29,395        $208,844        $52,850
          Strategic Income Fund......................    $ 46,291        $14,511        $111,949        $29,451




     For the fiscal year or period ended October 31, 1999 and 1998, the total sales charges paid in connection with the Sale of Class A Shares of each Fund and the amount retained by AIM Distributors are as follows:



                                                                                            JUNE 1, 1998
                                                                 1999                    TO OCTOBER 31, 1998
                                                                 ----                   ----------------------
                                                          SALES         AMOUNT           SALES         AMOUNT
                                                         CHARGES       RETAINED         CHARGES       RETAINED
                                                         -------       --------         -------       --------


          Emerging Markets Debt Fund.................    $144,625        $26,041         $21,515        $21,190
          Government Income Fund.....................    $ 52,850        $10,533         $ 4,354        $ 4,130
          Growth & Income Fund.......................    $513,711        $80,124         $27,462        $27,120
          Strategic Income Fund......................    $ 67,438        $10,612         $ 6,190        $ 4,499




     The following chart reflects the contingent deferred sales charges paid by Class A, Class B and Class C* shareholders for the fiscal years ended October 31, 1999, 1998 and 1997:






                                                                      1999            1998              1997
                                                                      ----            ----              ----

      Emerging Markets Debt Fund..............................       $  481        $  963,681        $1,617,145
      Government Income Fund..................................       $  418        $  742,085        $1,123,616
      Growth & Income Fund ...................................       $3,994        $1,174,587        $1,199,637
      Strategic Income Fund...................................       $1,132        $1,307,644        $1,750,253



* Class C shares of each Fund commenced operations on 03/01/99.



                      SALES CHARGES AND DEALER CONCESSIONS


     CATEGORY I. Certain AIM Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds include Class A shares of each of AIM Advisor Flex Fund, AIM Advisor International Value Fund, AIM Advisor Large Cap Value Fund, AIM Aggressive Growth Fund, AIM Asian Growth Fund, AIM Basic Value Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund, AIM Dent Demographic Trends Fund, AIM European Development Fund, AIM Euroland Growth Fund, AIM Global Utilities Fund, AIM Global Growth & Income Fund, AIM International Equity Fund, AIM Japan Growth Fund, AIM Large Cap Basic Value Fund, AIM Large Cap Growth Fund, AIM Large Cap Opportunities Fund, AIM Mid Cap Equity Fund, AIM Mid Cap Growth Fund, AIM Mid Cap Opportunities Fund, AIM New Pacific Growth Fund, AIM Select Growth Fund, AIM Small Cap Growth Fund, AIM Small Cap Opportunities Fund, AIM Value Fund and AIM Weingarten Fund.




                                                                                                       Dealer
                                                                   Investor's Sales Charge           Concession
                                                               -------------------------------       ----------
                                                                   As a              As a               As a
                                                                Percentage        Percentage         Percentage
                                                               of the Public      of the Net           of the
                  Amount of Investment in                        Offering           Amount             Public
                      Single Transaction(1)                        Price           Invested             Price
                  -------------------------------              -------------      ----------         ----------
                          Less than    $    25,000                 5.50%             5.82%             4.75%
             $ 25,000 but less than    $    50,000                 5.25              5.54              4.50
             $ 50,000 but less than    $   100,000                 4.75              4.99              4.00
             $100,000 but less than    $   250,000                 3.75              3.90              3.00
             $250,000 but less than    $   500,000                 3.00              3.09              2.50
             $500,000 but less than    $ 1,000,000                 2.00              2.04              1.60


(1) AIM Small Cap Opportunities Fund will not accept any single purchase in excess of $250,000.


     CATEGORY II. Certain AIM Funds are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds are: the Class A shares of each of AIM Advisor Real Estate Fund, AIM Balanced Fund, AIM Developing Markets Fund, AIM Emerging Markets Debt Fund, AIM Global Aggressive Growth Fund, AIM Global Consumer Products and Services Fund, AIM Global Financial Services Fund, AIM Global Government Income Fund, AIM Global Growth Fund, AIM Global Health Care Fund, AIM Global Income Fund, AIM Global Infrastructure Fund, AIM Global Resources Fund, AIM Global Telecommunications and Technology Fund, AIM Global Trends Fund, AIM High Income Municipal Fund, AIM High Yield Fund, AIM High Yield Fund II, AIM Income Fund, AIM Intermediate Government Fund, AIM Latin American Growth Fund, AIM Municipal Bond Fund, AIM Strategic Income Fund and AIM Tax-Exempt Bond Fund of Connecticut.


                                                                                                       Dealer
                                                                                                     Concession
                                                                    Investor's Sales Charge          ----------
                                                                -------------------------------          As a
                                                                    As a              As a            Percentage
                                                                 Percentage        Percentage           of the
                                                                of the Public      of the Net           Public
                  Amount of Investment in                        Offering            Amount            Offering
                      Single Transaction                           Price            Invested             Price
                  -------------------------------               -------------      ----------        ------------

                          Less than     $    50,000                 4.75%             4.99%             4.00%
             $ 50,000 but less than     $   100,000                 4.00              4.17              3.25
             $100,000 but less than     $   250,000                 3.75              3.90              3.00
             $250,000 but less than     $   500,000                 2.50              2.56              2.00
             $500,000 but less than     $ 1,000,000                 2.00              2.04              1.60



     CATEGORY III. Certain AIM Funds are currently sold with a sales charge ranging from 1.00% to 0.50% of the offering price on purchases of less than $1,000,000. These AIM Funds are the Class A shares of each of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.


                                                                                                    Dealer
                                                                                                  Concession
                                                                Investor's Sales Charge           ----------
                                                            -----------------------------            As a
                                                                As a              As a            Percentage
                                                             Percentage        Percentage           of the
                                                            of the Public      of the Net           Public
                  Amount of Investment In                    Offering             Amount           Offering
                      Single Transaction                       Price            Invested             Price
                  -----------------------                   -------------      ---------          ---------
                          Less than   $  100,000               1.00%              1.01%             0.75%
             $100,000 but less than   $  250,000               0.75               0.76              0.50
             $250,000 but less than   $1,000,000               0.50               0.50              0.40


     There is no sales charge on purchases of $1,000,000 or more of Category I, II or III funds; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions as set forth below.

     ALL GROUPS OF AIM FUNDS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

        In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the AIM Funds during a specified period of time. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

        AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than Class A shares of each of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to 0.10% of such purchases of Class A shares of AIM Limited Maturity Treasury Fund, and in an amount up to 0.25% of such purchases of Class A shares of AIM Tax-Free Intermediate Fund.

        AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.

     AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

     Exchanges of AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares are considered sales of such Class B shares or Class C shares for purposes of the sales charges and dealer concessions discussed above.

     AIM Distributors may pay investment dealers or other financial service firms for share purchases (measured on an annual basis) of Class A Shares of all AIM Funds except AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund and AIM Tax-Exempt Cash Fund sold at net asset value to an employee benefit plan as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases and up to 0.10% of the net asset value of any Class A shares of AIM Limited Maturity Treasury Fund sold at net asset value to an employee benefit plan in accordance with this paragraph.



                      REDUCTIONS IN INITIAL SALES CHARGES


     Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of the AIM Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.


     The term "purchaser" means:


     o an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, Roth IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

     o a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), if:


          a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the Funds will not accept contributions submitted with respect to individual participants);

          b. each transmittal must be accompanied by a single check or wire transfer; and

          c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;


     o a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) and 457 plans, although more than one beneficiary or participant is involved;

     o a Simplified Employee Pension (SEP), Salary Reduction and other Elective Simplified Employee Pension account (SAR-SEP) or a Savings Incentive Match Plans for Employees IRA (SIMPLE IRA), where the employer has notified the distributor in writing that all of its related employee SEP, SAR-SEP or SIMPLE IRA accounts should be linked; or

     o any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.


     Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.


     1. LETTERS OF INTENT. A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992. The LOI confirms such purchaser's intention as to the total investment to be made in shares of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund, (ii) Class B and Class C shares of the AIM Funds and (iii) shares of AIM Floating Rate Fund) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.


         Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

     To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.


     If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he must give written notice to AIM Distributors. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.


     2. RIGHTS OF ACCUMULATION. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund,
(ii) Class B and Class C shares of the AIM Funds and (iii) shares of AIM Floating Rate Fund) at the time of the proposed purchase. Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund, (ii) Class B and Class C shares of the AIM Funds and (iii) shares of AIM Floating Rate Fund) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund, with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish AFS with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

     PURCHASES AT NET ASSET VALUE. Purchases of shares of any of the AIM Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a fund; (b) exchanges of shares of certain funds; (c) use of the reinstatement privilege; or (d) a merger, consolidation or acquisition of assets of a fund.

     The following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:


     o    AIM Management and its affiliates, or their clients;

     o Any current or retired officer, director or employee (and members of their immediate family) of AIM Management, its affiliates or The AIM Family of Funds(R), and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

     o Any current or retired officer, director, or employee (and members of their immediate family), of CIGNA Corporation or its affiliates, or of First Data Investor Services Group; and any deferred compensation plan for directors of investment companies sponsored by CIGNA Investments, Inc. or its affiliates;

     o Sales representatives and employees (and members of their immediate family) of selling group members or financial institutions that have arrangements with such selling group members;

     o    Purchases through approved fee-based programs;

     o Employee benefit plans designated as purchasers as defined above, and non-qualified plans offered in conjunction therewith, provided the initial investment in the plan(s) is at least $1 million; the sponsor signs a $1 million LOI; the employer-sponsored plan(s) has at least 100 eligible employees; or all plan transactions are executed through a single omnibus account per Fund and the financial institution or service organization has entered into the appropriate agreements with the distributor. Section 403(b) plans sponsored by public educational institutions are not eligible for a sales charge exception based on the aggregate investment made by the plan or the number of eligible employees. Purchases of AIM Small Cap Opportunities Fund by such plans are subject to initial sales charges;

     o Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

     o Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds.

     o Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

     o A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

     o Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds; and

     o Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time.

     o Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund.


     As used above, immediate family includes an individual and his or her spouse, children, parents and parents of spouse.


                  CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS


         Former GT Global funds Class A shares that are subject to a contingent deferred sales charge and that were purchased before June 1, 1998 are entitled to the following waivers from the contingent deferred sales charge otherwise due upon redemption: (1) minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2; (2) total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement plan; (3) when a redemption results from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or from the death or disability of the employee; (4) redemptions pursuant to a Fund's right to liquidate a shareholder's account involuntarily; (5) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds; (6) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (7) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (8) redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder;
(9) redemptions made in connection with a distribution from any retirement plan or account that involves the return of an excess deferral amount pursuant to
Section 401(k)(8) or Section 402(g)(2) of the Code; (10) redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and (11) redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

         Former GT Global funds Class B shares purchased before June 1, 1998 are subject to the following waivers from the contingent deferred sales charge otherwise due upon redemption: (1) total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement; (2) minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2; (3) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds; (4) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (5) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (6) redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder; (7) redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in
Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and (8) redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.


     CDSCs will not apply to the following:


     o Additional purchases of Class C shares of AIM Advisor Flex Fund, AIM Advisor International Value Fund, AIM Advisor Large Cap Value Fund and AIM Advisor Real Estate Fund by shareholders of record on April 30, 1995, of these Funds, except that shareholders whose broker-dealers maintain a single omnibus account with AFS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

     o Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

     o Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and
          Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of the participant or beneficiary;

     o Amounts from a Systematic Withdrawal Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

     o Liquidation by the Fund when the account value falls below the minimum required account size of $500;

     o    Investment account(s) of AIM; and

     o Class C shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer waives the payment otherwise payable to him.



     Upon the redemption of shares of funds in sales charge Categories I and II (see "Sales Charges and Dealer Concessions") purchased in amounts of $1 million or more, no CDSC will be applied in the following situations:

     o    Shares held more than 18 months;

     o Redemptions from employee benefit plans designated as qualified purchasers, as defined above, where the redemptions are in connection with employee terminations or withdrawals, provided the total amount invested in the plan is at least $1,000,000; the sponsor signs a $1 million LOI; or the employer-sponsored plan has at least 100 eligible employees; provided, however, that 403(b) plans sponsored by public educational institutions shall qualify for the CDSC waiver on the basis of the value of each plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the plan or on the number of eligible employees;

     o    Private foundations or endowment funds;

     o Redemption of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment; and

     o Shares acquired by exchange from Class A shares of funds in sales charge Categories I and II unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the Class A shares.



                       HOW TO PURCHASE AND REDEEM SHARES

     A complete description of the manner by which shares of the Funds may be purchased appears in the Prospectus under the heading "Purchasing Shares -- How to Purchase Shares."

     The sales charge normally deducted on purchases of Class A shares of the Funds is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of such shares. Since there is little expense associated with unsolicited orders placed directly with AIM Distributors by persons who, because of their relationship with the Funds or with AIM and its affiliates, are familiar with the Funds, or whose programs for purchase involve little expense (e.g., because of the size of the transaction and shareholder records required), AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons be permitted to purchase Class A shares of the Funds through AIM Distributors without payment of a sales charge. The persons who may purchase Class A shares of the Funds without a sales charge are listed under the caption "Reductions in Initial Sales Charges - Purchases at Net Asset Value."

     Complete information concerning the method of exchanging shares of the Funds for shares of the other AIM Funds is set forth in the Prospectus under the heading "Exchanging Shares."

     Information concerning redemption of the Funds' shares is set forth in the Prospectus under the heading "Redeeming Shares." Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Fund telephone: (800) 347-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value of the Fund next determined after such order is received. Such arrangement is subject to timely receipt by AFS of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Funds or by AIM Distributors (other than any applicable
CDSC) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction. AIM intends to redeem all shares of the Funds in cash.

     The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.

BACKUP WITHHOLDING


     Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.


     Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

     An investor is subject to backup withholding if:

     (1)  the investor fails to furnish a correct TIN to the Fund, or

     (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or

     (3) the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

     (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or


     (5) the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

     Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1) (2) or (5) above applies.

     Certain payees and payments are exempt from backup withholding and information reporting. A complete listing of such exempt entities appears in the Instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

     o    a corporation

     o an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under Section 403(b)(7)

     o    the United States or any of its agencies or instrumentalities

     o a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

     o a foreign government or any of its political subdivisions, agencies or instrumentalities

     o an international organization or any of its agencies or instrumentalities

     o    a foreign central bank of issue

     o a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

     o a futures commission merchant registered with the Commodity Futures Trading Commission

     o    a real estate investment trust

     o    an entity registered at all times during the tax year under the 1940
          Act

     o    a common trust fund operated by a bank under Section 584(a)

     o    a financial institution

     o a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List

     o    a trust exempt from tax under Section 664 or described in Section 4947


     Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.

NOTE: Section references are to sections of the Code.

     IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.


     NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                          NET ASSET VALUE DETERMINATION

     The net asset value per share of each Fund or Portfolio is normally determined once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund or Portfolio. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, the net asset value of a Fund or Portfolio share is determined as of the close of the NYSE on such day. Net asset value per share is determined by dividing the value of the equity securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of each Fund's or Portfolio's net asset value per share is made in accordance with generally accepted accounting principles.

     Each equity security held is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the last available bid. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked prices on that day. Debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available or are questionable are valued at fair market value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE.

     Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of each Fund's or Portfolio's shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of a Fund's or Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board(s) of Trustees of the Funds and the Portfolio.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS


     Income dividends and capital gains distributions are automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth under the caption "Shareholder Information-Purchasing Shares-Special Plans-Automatic Dividend Investment." If a shareholder's account does not have any shares in it on a dividend or capital gains distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

TAX MATTERS

     The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

TAXATION OF THE FUNDS

     Each Fund is treated as a separate corporation for federal income tax purposes. To continue to qualify for treatment as a regulated investment company ("RIC") under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, Futures or Forward Contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. The Emerging Markets Debt Fund, as an investor in the Portfolio, is deemed to own a proportionate share of the Portfolio's assets, and to earn a proportionate share of the Portfolio's income, for purposes of determining whether that Fund satisfies the requirements described above to qualify as a RIC.

     Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

     See "Taxation of Certain Investment Activities" below for a discussion of the tax consequences to the Emerging Markets Debt Fund of hedging transactions engaged in, and investments in passive foreign investment companies ("PFICs") and other foreign securities by, the Portfolio.

TAXATION OF THE PORTFOLIO--GENERAL

     The Portfolio is treated as a partnership for federal income tax purposes and is not a "publicly traded partnership." As a result, the Portfolio is not subject to federal income tax; instead, the Emerging Markets Debt Fund, as an investor in the Portfolio, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions and credits, without regard to whether it has received any cash distributions from the Portfolio. The Portfolio also is not subject to Delaware income or franchise tax.

     Because, as noted above, the Emerging Markets Debt Fund is deemed to own a proportionate share of the Portfolio's assets, and to earn a proportionate share of the Portfolio's income, for purposes of determining whether that Fund satisfies the requirements to qualify as a RIC, the Portfolio intends to conduct its operations so that the Emerging Markets Debt Fund will be able to continue to satisfy all those requirements.

     Distributions to the Emerging Markets Debt Fund from the Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in that Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds that Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of that Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and
(3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. The Emerging Markets Debt Fund's basis for its interest in the Portfolio generally will equal the amount of cash and the basis of any property that Fund invests in the Portfolio, increased by that Fund's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to that Fund and (b) that Fund's share of the Portfolio's losses.

TAXATION OF CERTAIN INVESTMENT ACTIVITIES

     For purposes of the following discussion, "Investor Funds" means the Government Income Fund, the Strategic Income Fund, the Growth & Income Fund and the Portfolio.

     Foreign Taxes. Interest and dividends received by an Investor Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of an Investor Fund's total assets (taking into account, in the case of the Emerging Markets Debt Fund, its proportionate share of the Portfolio's assets) at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it (taking into account, in the case of the Emerging Markets Debt Fund, its proportionate share of any foreign taxes paid by the Portfolio) (a "Fund's foreign taxes"). Pursuant to the election, an Investor Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him, his proportionate share of the Fund's foreign taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents its income from foreign and U.S. possessions sources (taking into account, in the case of the Emerging Markets Debt Fund, its proportionate share of the Portfolio's income from those sources) as his own income from those sources and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. Each Investor Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's foreign taxes and income (taking into account, in the case of the Emerging Markets Debt Fund, its proportionate share of the Portfolio's income) from sources within foreign countries and U.S. possessions if it makes this election. Pursuant to the Taxpayer Relief Act of 1997 ("Tax Act"), individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Form 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the Form 1116 that otherwise is required.


     Passive Foreign Investment Companies. Each Investor Fund may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is a foreign corporation--other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly or constructively, at least 10% of that voting power) as to which the Investor Fund is a U.S. shareholder (effective with respect to each Investor Fund for its taxable year beginning November 1, 1999)--that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, an Investor Fund will be subject to federal income tax on a part (or, in the case of the Emerging Markets Debt Fund, its proportionate share of a part) of any "excess distribution" received by it (or, in the case of the Emerging Markets Debt Fund, by the Portfolio) on the stock of a PFIC or of any gain on the Fund's (or, in the case of the Emerging Markets Debt Fund, the Portfolio's) disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

     If an Investor Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Investor Fund (or, in the case of the Portfolio, the Emerging Markets Debt Fund) would be required to include in income each year its pro rata share (taking into account, in the case of the Emerging Markets Debt Fund, its proportionate share of the Portfolio's pro rata share) of the QEF's ordinary earnings and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss)--which most likely would have to be distributed by the Investor Fund (or, in the case of the Portfolio, the Emerging Markets Debt Fund) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax--even if those earnings and gain were not received thereby from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.



     Effective for its taxable year beginning November 1, 1999, each Investor Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over an Investor Fund's adjusted basis therein as of the end of that year. Pursuant to the election, an Investor Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years. An Investor Fund's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Regulations proposed in 1992 provided a similar election with respect to the stock of certain PFICs.

     Options, Futures and Foreign Currency Transactions. The Investors Funds' use of hedging transactions, such as selling (writing) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine, for federal income tax purposes, the amount, character and timing of recognition of the gains and losses an Investor Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts derived by an Investor Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement for that Investor Fund (or, in the case of the Portfolio, the Emerging Markets Debt
Fund).

     Futures and forward contracts that are subject to Section 1256 of the Code (other than those that are part of a "mixed straddle") ("Section 1256 Contracts") and that are held by an Investor Fund at the end of its taxable year generally will be deemed to have been sold at that time at market value for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. That 60% portion will qualify for the reduced maximum tax rates on noncorporate taxpayers' net capital gain--20% (10% for noncorporate taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 12 months.

     Section 988 of the Code also may apply to gains and losses from transactions in foreign currencies, foreign-currency-denominated debt securities and options, futures and forward contracts on foreign currencies ("Section 988" gains and losses). Each Section 988 gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. Each Investor Fund attempts to monitor
Section 988 transactions to minimize any adverse tax impact.

     If an Investor Fund has an "appreciated financial position"--generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis--and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time unless the closed transaction exception applies. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by an Investor Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.



     The Strategic Income Fund and the Portfolio each may acquire zero coupon or other securities issued with original issue discount ("OID"). As a holder of those securities, that Fund and the Portfolio (and, through it, the Emerging Markets Debt Fund) each must include in its income the portion of the OID that accrues on the securities during the taxable year, even if no corresponding payment on them is received during the year. Similarly, the Strategic Income Fund and the Portfolio each must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Strategic Income Fund or the Emerging Markets Debt Fund, or both, may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives (or, in the case of the Emerging Markets Debt Fund, its share of the total amount of cash the Portfolio actually receives). Those distributions will be made from the Fund's (or, in the case of the Emerging Markets Debt Fund, its, or its share of the Portfolio's) cash assets or, if necessary, from the proceeds of sales of portfolio securities. Such Fund may (directly or through the Portfolio) realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

TAXATION OF THE FUNDS' SHAREHOLDERS

     Dividends and other distributions declared by a Fund in, and payable to shareholders of record as of a date in, October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     A portion of the dividends from the Growth & Income Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by that Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. The Funds other than the Growth & Income Fund are not expected to pay dividends eligible for that deduction.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

     Dividends paid by a Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") generally will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply, however, to a dividend paid by a Fund to a foreign shareholder that is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic shareholders will apply. A distribution of net capital gain by a Fund to a foreign shareholder generally will be subject to U.S. federal income tax (at the rates applicable to domestic persons) only if the distribution is "effectively connected" or the foreign shareholder is treated as a resident alien individual for federal income tax purposes.

     The foregoing is a general and abbreviated summary of certain federal tax considerations that are in effect at the date of this Statement of Additional Information and that affect the Funds, their shareholders and the Portfolio. Investors are urged to consult their own tax advisors for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from a Fund.

REINSTATEMENT PRIVILEGE


     For federal income tax purposes, exercise of your reinstatement privilege may increase the amount of gain or reduce the amount of loss recognized in the original redemption transaction, because the initial sales charge will not be taken into account in determining such gain or loss to the extent there has been a reduction in the initial sales charge payable upon reinstatement. Wash sale rules may also limit the amount of loss recognized.



                             SHAREHOLDER INFORMATION

     This information supplements the discussion in each Fund's Prospectus under the title "Shareholder Information."


     TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

     SHARE CERTIFICATES. AIM Funds will issue share certificates upon written request to AFS. Otherwise, shares are held on the shareholder's behalf and recorded on the Fund books. AIM Funds will not issue certificates for shares held in prototype retirement plans.

     SYSTEMATIC WITHDRAWAL PLAN. Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested in shares of the applicable AIM Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.



     Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C Shares of the AIM Funds and AIM Cash Reserve Shares of AIM Money Market Fund), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.


     Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan.

     TERMS AND CONDITIONS OF EXCHANGE. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.


     EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to NYSE Close. The Transfer Agent and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.


     By signing an account application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.



     REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption.

An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.



     SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

     Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.



     TRANSACTIONS BY INTERNET. An investor may effect transactions in his account through the Internet by selecting the AIM Internet Connect option on his completed account application form or completing an AIM Internet Connect Authorization Form. By signing either form the investor acknowledges and agrees that the Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any internet transaction effected in accordance with the instructions set forth in the forms if they reasonably believe such request to be genuine. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that (1) if he no longer wants the AIM Internet Connect option, he will notify the Transfer Agent in writing, and (2) the AIM Internet Connect option may be terminated at any time by the AIM Funds.


     DIVIDENDS AND DISTRIBUTIONS. In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.


     For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date.


     Dividends on Class B and Class C shares are expected to be lower than those for Class A shares or AIM Cash Reserve Shares because of higher distribution fees paid by Class B and Class C shares. Dividends on all shares may also be affected by other class-specific expenses.

     Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.


     Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.


                            MISCELLANEOUS INFORMATION

CHARGES FOR CERTAIN ACCOUNT INFORMATION

     The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

CUSTODIAN AND TRANSFER AGENT

     State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. The Custodian attends to the collection of principal and income, pays and collects all monies for securities bought and sold by the Funds and performs certain other ministerial duties. AIM Fund Services, Inc., a wholly owned subsidiary of AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, acts as transfer and dividend disbursing agent for the Funds. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets. The Funds pay the Custodian and the Transfer Agent such compensation as may be agreed upon from time to time.

INDEPENDENT ACCOUNTANTS

     The Funds' and the Portfolio's independent accountants are PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP conducts audits of each Fund's and the Portfolio's financial statements, assists in the preparation of the Funds' and the Portfolio's federal and state income tax returns and consults with the Trust, the Funds and the Portfolio as to matters of accounting, regulatory filings, and federal and state income taxation.




     The audited financial statements of the Funds and the Portfolio included in this Statement of Additional Information have been examined by PricewaterhouseCoopers LLP, as stated in their opinion appearing herein and are included in reliance upon such opinion given upon the authority of that firm as experts in accounting and auditing.

LEGAL MATTERS

     The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue N.W., Washington, D.C. 20036-1800, acts as counsel to the Trust and the Funds.

SHAREHOLDER LIABILITY

     Under Delaware law, the shareholders of the Trust enjoy the same limitations extended to shareholders of private, for-profit corporations. There is a remote possibility, however, that under certain circumstances shareholders of the Trust may be held personally liable for the Trust's obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a trustee. If a shareholder is held personally liable for the obligations of the Trust, the Trust Agreement provides that the shareholder shall be entitled out of the assets belonging to the applicable Fund (or allocable to the applicable Class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Trust's Bylaws and applicable law. Thus, the risk of a shareholder incurring financial loss on account of such liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and where the other party was held not to be bound by the disclaimer.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     To the best knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding shares of any class of each Fund as of February 14, 2000, and the percentage of the outstanding shares held by such holders are set forth below.



                                                                                                  PERCENT
                                                                                PERCENT           OWNED OF
                                 NAME AND ADDRESS                               OWNED OF         RECORD AND
FUND                             OF RECORD OWNER                                RECORD ONLY*     BENEFICIALLY
----                             ----------------                               -----------      ------------

AIM Emerging Markets Debt Fund
   Class A                       Salomon Smith Barney Inc                           5.0%             -0-
                                 388 Greenwich Street
                                 New York, NY  10013-2339

AIM Emerging Markets Debt Fund
   Class B                       Merrill Lynch Pierce Fenner & Smith                9.3%             -0-
                                 FBO The Sole Benefit of Customers
                                 Attn:  Fund Administrator
                                 4800 Deer Lake Dr East 2nd Floor
                                 Jacksonville, FL  32246

AIM Emerging Markets Debt Fund





------------------------------
* The Trust has no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

   Class C                       Salomon Smith Barney Inc                          20.5%             -0-
                                 333 West 34th Street - 3rd Floor
                                 New York, NY  10001

                                 Donaldson Lufkin Jenrette                         19.4%             -0-
                                 Securities Corporation Inc
                                 P.O. Box 2052
                                 Jersey City, NJ  07303-9998

                                 Jane W. Glover                                    -0-                8.8%
                                 1201 Kirkland Road
                                 Covington, GA  30016-2948

                                 ITC Cust Rollover IRA FBO                         -0-                7.6%
                                 Dennis M. Maziarz
                                 27 Bailey Drive
                                 Washington Crossing, PA  18977-1007

                                 Raymond James & Assoc. Inc CSDN                   -0-                6.8%
                                 Cosmo D Mastropaolo IRA R/O
                                 9 Pointview Pl
                                 Mountain Lakes, NJ  07046

                                 Key Forms Inc                                      5.5%             -0-
                                 Profit Sharing Plan
                                 295 Buck Rd Ste 103
                                 Holland, PA  18966-1748





------------------------------
* The Trust has no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                                                                                    PERCENT
                                                                                  PERCENT          OWNED OF
                                 NAME AND ADDRESS                                OWNED OF         RECORD AND
FUND                             OF RECORD OWNER                                RECORD ONLY*     BENEFICIALLY
----                             ---------------                                ------------     ------------
                                 ITC Cust IRA FBO                                  -0-                5.4%
                                 Ronald S. Brunetti


                                 838 Tall Timber Road
                                 Orange, CT  06477-1424

                                 Robert W. Baird & Co. Inc                          5.3%             -0-
                                 777 East Wisconsin Avenue
                                 Milwaukee, WI  53202-5391


AIM Global Government Income Fund
   Class A                       Merrill Lynch Pierce Fenner & Smith                6.1%             -0-
                                 FBO The Sole Benefit of Customers
                                 Attn:  Fund Administrator
                                 4800 Deer Lake Dr East 2nd Floor
                                 Jacksonville, FL  32246

AIM Global Government Income Fund
   Class B                       Merrill Lynch Pierce Fenner & Smith                7.6%             -0-
                                 FBO The Sole Benefit of Customers
                                 Attn:  Fund Administrator
                                 4800 Deer Lake Dr East 2nd Floor
                                 Jacksonville, FL  32246

AIM Global Government Income Fund
   Class C                       Painewebber for the benefit of                    -0-               50.1%
                                 Robert P. Brouillard MD &
                                 Susan M. Brouillard TTEES FBO
                                 9850 Genesee Ave #830
                                 La Jolla, CA  92037-1219

                                 Painewebber for the benefit of                    -0-               39.7%
                                 Painewebber CDN FBO
                                 Steven R. Awalt
                                 P. O. Box 3321
                                 Weehawken, NJ  07087-8154

                                 Painewebber for the benefit of                    -0-               10.0%
                                 Painewebber CDN
                                 Roy E. Weyker IRA
                                 P. O. Box 3321
                                 Weehawken, NJ  07087-8154

                                                                                                    PERCENT
                                                                                  PERCENT          OWNED OF
                                 NAME AND ADDRESS                                OWNED OF         RECORD AND
FUND                             OF RECORD OWNER                                RECORD ONLY*     BENEFICIALLY
----                             ----------------                               ------------     ------------
AIM Global Growth & Income Fund
   Class A                       Merrill Lynch Pierce Fenner & Smith                8.8%             -0-
                                 FBO The Sole Benefit of Customers
                                 Attn:  Fund Administrator
                                 4800 Deer Lake Dr East 2nd Floor
                                 Jacksonville, FL  32246

AIM Global Growth & Income Fund
   Class C                       Wexford Clearing Services Corp FBO                11.7%             -0-
                                 Nancy Conger, I. Norman
                                 Pearlstine Co-Ttees, Raymond
                                 Pearlstine Gladys Pearlstine
                                 Trust UA Dtd 11/16/95
                                 Millington, NJ  07946-1402
                                                                                    8.8%             -0-



---------------------
* The trust has no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.


                                 Merril Lynch Pierce Fenner & Smith                 8.8%             -0-
                                 FBO The Sole Benefit of Customers
                                 Attn:  Fund Administrator
                                 4800 Deer Lake Dr East 2nd Floor
                                 Jacksonville, FL  32246

AIM Strategic Income Fund
   Class B                       Merrill Lynch Pierce Fenner & Smith                5.6%             -0-
                                 FBO The Sole Benefit of Customers
                                 Attn:  Fund Administrator
                                 4800 Deer Lake Dr East 2nd Floor
                                 Jacksonville, FL  32246

AIM Strategic Income Fund
   Class C                       NFSC FEBO # OSN-455458                            39.1%             -0-
                                 Hayes Lemmerz International
                                 William D. Shovers-CFO
                                 15300 Centennial Dr
                                 Northville, MI  48167

                                 First Clearing Corporation                        -0-               20.9%
                                 Timothy P. Cronin and
                                 Margaret R. Cronin
                                 Jt Ten
                                 111 Fort Walker Drive

                                 Donaldson Lufkin Jenrette                          7.0%             -0-
                                 Securities Corporation Inc
                                 P. O. Box 2052
                                 Jersey City, NJ  07303-9998



         As of February 14, 2000, the trustees and officers of the Trust as a group owned beneficially less than 1% of the outstanding shares of each class of Emerging Markets Debt Fund, Government Income Fund, Growth & Income Fund and Strategic Income Fund.



                               INVESTMENT RESULTS

TOTAL RETURN QUOTATIONS


          The standard formula for calculating total return is as follows:

                                         n
                                   P(1+T) =ERV


     Where P = a hypothetical initial payment of $1,000.

           T = average annual total return (assuming the applicable maximum sales load is deducted at the beginning of the 1, 5, or 10 year periods).

           n = number of years.

        ERV = ending redeemable value of a hypothetical $1,000 payment at the end of the 1, 5, or 10 year periods (or fractional portion of such period).



          The standardized returns for the Class A shares of each of the named Funds, stated as average annualized total returns for the periods shown, were:



                                                        ONE          FIVE        TEN         SINCE
                                                        YEAR         YEARS      YEARS      INCEPTION*
                                                       ------        -----     ------      ---------
Emerging Markets Debt Fund ........................    15.01%        8.51%      N/A          9.11%
Government Income Fund ............................   (12.16)%       4.54%      5.44%        5.65%
Growth & Income Fund ..............................    (5.41)%      12.67%      N/A         11.66%
Strategic Income Fund .............................    (5.19)%       7.12%      7.40%        7.24%


       *  The inception dates for Class A shares of each Fund are as follows:
          Emerging Markets Debt Fund 10/22/92, Government Income Fund 03/29/88, Growth & Income Fund 09/25/90 and Strategic Income Fund 03/29/88.


          The standardized returns for Class B shares of each of the named Funds, stated as average annualized total returns for the periods shown, were:



                                                        ONE         FIVE       TEN          SINCE
                                                       YEAR         YEARS     YEARS       INCEPTION*
                                                       ----         -----     -----       ---------
Emerging Markets Debt Fund ........................    15.01%        8.63%      N/A          9.15%
Government Income Fund ............................   (12.76)%       4.52%      N/A          4.25%
Growth & Income Fund ..............................    (4.88)%      12.98%      N/A         12.22%
Strategic Income Fund .............................    (5.82)%       7.14%      N/A          6.77%



   * The inception date for Class B shares of each Fund is 10/22/92.


     The standardized returns for Class C shares of each of the named Funds, stated as aggregate total returns for the periods shown, were:



                                                        ONE          FIVE       TEN          SINCE
                                                       YEAR         YEARS      YEARS       INCEPTION*
                                                       ----         -----      -----       ---------
Emerging Markets Debt Fund ..........................    N/A          N/A       N/A         19.56%
Government Income Fund ..............................    N/A          N/A       N/A         (5.40)%
Growth & Income Fund ................................    N/A          N/A       N/A          2.50%
Strategic Income Fund ...............................    N/A          N/A       N/A          0.04%

       * The inception date for Class C shares of each Fund is 03/01/99.


NON-STANDARDIZED RETURNS

          Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:
                                         n
                                   P(1+U) =ERV


     Where P = a hypothetical initial payment of $1,000.
           U = average annual total return assuming payment of only a stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period.
          n  = number of years.
         ERV = ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.



          The average annual non-standardized returns for the Class A shares of each of the named Funds, stated as average annualized total returns for the periods shown, were:



                                                          ONE      FIVE          TEN         SINCE
                                                         YEAR     YEARS         YEARS      INCEPTION*
                                                         ----     -----         -----      ----------
Emerging Markets Debt Fund .........................   20.80%      9.57%        N/A         9.85%
Government Income Fund..............................   (7.82)%     5.55%        5.96%       6.09%
Growth & Income Fund................................    0.12%     13.97%        N/A        12.36%
Strategic Income Fund...............................   (0.47)%     8.17%        7.92%       7.69%


       *  The inception dates for Class A shares of each Fund are as follows:
          Emerging Markets Debt Fund 10/22/92, Government Income Fund 03/29/88, Growth & Income Fund 09/25/90 and Strategic Income Fund 03/29/88.


     The average annual non-standardized returns for the Class B shares of each of the named Funds, stated as average annualized total returns for the periods shown, were:



                                                         ONE        FIVE         TEN          SINCE
                                                        YEAR       YEARS        YEARS       INCEPTION*
                                                        ----       -----        -----       ----------
Emerging Markets Debt Fund .........................   20.01%      8.85%        N/A          9.15%
Government Income Fund..............................   (8.37)%     4.84%        N/A          4.25%
Growth & Income Fund................................   (0.39)%    13.22%        N/A         12.22%
Strategic Income Fund...............................   (1.15)%     7.45%        N/A          6.77%

      * The inception date for Class B shares of each Fund is 10/22/92


     The aggregate non-standardized returns for the Class C shares of each of the named Funds, stated as aggregate total returns for the periods shown, were:



                                                        ONE        FIVE          TEN        SINCE
                                                       YEAR       YEARS         YEARS     INCEPTION*
                                                       ----       -----         -----     ----------
Emerging Markets Debt Fund                             N/A          N/A          N/A        20.56%
Government Income Fund                                 N/A          N/A          N/A        (4.47)%
Growth & Income Fund                                   N/A          N/A          N/A         3.43%
Strategic Income Fund                                  N/A          N/A          N/A         1.00%


       * The inception date for Class C shares of each Fund is 03/01/99.


     Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V)(n)=ERV


     Where P    = a hypothetical initial payment of $1,000.
           V    = cumulative total return assuming payment of all of, a stated
                  portion of, or none of, the applicable maximum sales load at the beginning of the stated period.

           n    = number of years.
           ERV = ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.



     The aggregate non-standardized returns (not taking sales charges into account) for the Class A shares of each of the named Funds, stated as aggregate total returns for the periods shown, were:



                                                        ONE        FIVE          TEN          SINCE
                                                       YEAR       YEARS         YEARS       INCEPTION*
                                                       ----       -----         -----       ----------
Emerging Markets Debt Fund .........................   20.80%      57.96%         N/A        96.59%
Government Income Fund .............................   (7.82)%     31.02%        78.37%     100.45%
Growth & Income Fund ...............................    0.12%      12.29%         N/A       194.29%
Strategic Income Fund ..............................   (0.47)%     48.06%       114.37%     138.92%


       *  The inception dates for Class A shares of each Fund are as follows:
          Emerging Markets Debt Fund 10/22/92, Government Income Fund 03/29/88, Growth & Income Fund 09/25/90 and Strategic Income Fund 03/29/88.


     The aggregate non-standardized returns (not taking sales charge into account) for the Class B shares of each of the named Funds, stated as aggregate total returns for the periods shown, were:

                                                        ONE         FIVE         TEN           SINCE
                                                       YEAR        YEARS        YEARS        INCEPTION*
Emerging Markets Debt Fund ...................        20.01%      52.83%        N/A           87.75%
Government Income Fund     ...................        -8.37%      26.64%        N/A           34.85%
Growth & Income Fund       .........................  -0.39%      86.08%        N/A          129.15%
Strategic Income Fund      .........................  -1.15%      43.20%        N/A           60.15%



       * The inception date for Class B shares of each Fund is 10/22/92



     The aggregate non-standardized returns (not taking sales charge into account) for the Class C shares of each of the named Funds, stated as aggregate total returns for the periods shown, were:



                                                       ONE         FIVE          TEN         SINCE
                                                      YEAR        YEARS         YEARS      INCEPTION*
Emerging Markets Debt Fund ......................      N/A         N/A          N/A         20.56%
Government Income Fund     ......................      N/A         N/A          N/A         -4.47%
Growth & Income Fund       .........................   N/A         N/A          N/A          3.43%
Strategic Income Fund      .........................   N/A         N/A          N/A          1.00%



       * The inception date for Class C shares of each Fund is 03/01/99

     The aggregate non-standardized returns (taking sales charges into account) for the Class A shares of each of the named Funds, stated as aggregate total returns for the periods shown, were:



                                                          ONE      FIVE          TEN         SINCE
                                                         YEAR     YEARS         YEARS      INCEPTION*
Emerging Markets Debt Fund .........................   15.01%     50.46%         N/A         87.25%
Government Income Fund     .........................  -12.16%     24.86%        69.88%       90.93%
Growth & Income Fund       .........................   -5.41%     81.59%         N/A        177.94%
Strategic Income Fund      .........................   -5.19%     41.02%       104.19%      127.57%


       *  The inception dates for Class A shares of each Fund are as follows:
          Emerging Markets Debt Fund 10/22/92, Government Income Fund 03/29/88, Growth & Income Fund 09/25/90 and Strategic Income Fund 03/29/88.

     The aggregate non-standardized returns (taking sales charges into account) for the Class B shares of each of the named Funds, stated as aggregate total returns for the periods shown, were:



                                                          ONE       FIVE         TEN         SINCE
                                                         YEAR      YEARS        YEARS      INCEPTION*
Emerging Markets Debt Fund .........................   15.01%      51.29%       N/A         87.75%
Government Income Fund     .........................  -12.76%      24.72%       N/A         34.85%
Growth & Income Fund       .........................   -4.88%      84.08%       N/A        129.15%
Strategic Income Fund      .........................   -5.82%      41.20%       N/A         60.15%


       * The inception date for Class B shares of each Fund is 10/22/92


     The aggregate non-standardized returns (not taking sales charge into account) for the Class C shares of each of the named Funds, stated as aggregate total returns for the periods shown, were:



                                                       ONE         FIVE          TEN         SINCE
                                                      YEAR        YEARS         YEARS      INCEPTION*
Emerging Markets Debt Fund ......................      N/A        N/A           N/A          20.56%
Government Income Fund     ......................      N/A        N/A           N/A          -4.47%
Growth & Income Fund       .........................   N/A        N/A           N/A           3.43%
Strategic Income Fund      .........................   N/A        N/A           N/A           1.00%



       * The inception date for Class C shares of each Fund is 03/01/99


YIELD QUOTATIONS

     The standard formula for calculating yield for each Fund, as described in the Prospectus, is as follows:

                           YIELD=2[((a-b)/(cxd)+1)(6)-1]

     Where a = dividends and interest earned during a stated 30-day period. For purposes of this calculation, dividends are accrued rather than recorded on the ex-dividend date. Interest earned under this formula must generally be calculated based on the yield to maturity of each obligation (or, if more appropriate, based on yield to call date).
           b = expenses accrued during period (net of reimbursement).
           c = the average daily number of shares outstanding during the period. d = the maximum offering price per share on the last day of the period.

     The yields of the Class A shares of Strategic Income Fund, Government Income Fund and Emerging Markets Debt Fund for the one-month period ended October 31, 1999 were 7.00%, 4.23% and 8.43%, respectively. The current yields of the Class B shares of Strategic Income Fund, Government Income Fund and Emerging Markets Debt Fund for the one-month period ended October 31, 1999 were 6.71%, 3.81% and 8.21%, respectively. The current yields of Class C shares of Strategic Income Fund,

Government Income Fund and Emerging Markets Debt Fund for the one month period ended October 31, 1999 were 6.71%, 3.81% and 8.21%, respectively.


PERFORMANCE INFORMATION

     All advertisements of a Fund will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of the Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding the Fund's performance is contained in the Fund's annual report to shareholders, which is available upon request and without charge.

     A Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of the Fund's maximum front-end sales charge at the time of purchase. Standardized total return for Class B shares reflects the deduction of the maximum applicable contingent deferred sales charge on a redemption of shares held for the period.

     A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN THE FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

     Yield is computed in accordance with standardized formulas described herein and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time. Yield reflects investment income net of expenses over the relevant period attributable to a Fund share, expressed as an annualized percentage of the maximum offering price per share for Class A shares and net asset value per share for Class B shares.

     Yield is a function of the type and quality of the Fund's investments, the maturity of the securities held in the Fund's portfolio and the operating expense ratio of the Fund. A shareholder's investment in the Fund is not insured or guaranteed.

     These factors should be carefully considered by the investor before making an investment in the Fund.


     From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Voluntary fee waivers or reductions or commitments to assume expenses may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions or commitments to assume expenses, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions or reimbursement of expenses set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.



     The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results. A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the

Fund and market conditions. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in any Fund.


     A practice of waiving or reducing fees or reimbursing expenses will have the effect of increasing that Fund's yield and total return. The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results. A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in any Fund.

     Total return and yield figures for the Funds are neither fixed nor guaranteed, and no Fund's principal is insured. Performance quotations reflect historical information and should not be considered representative of a Fund's performance for any period in the future. Performance is a function of a number of factors which can be expected to fluctuate. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. Such publications or media entities may include the following, among others:


Advertising Age           Global Finance               Pensions &
Barron's                  Hartford Courant Inc.             Investments
Best's Review             Institutional Investor       Personal Investor
Broker World              Insurance Forum              Financial Services
Business Week             Insurance Week                    Week
Changing Times            Investor's Daily             Philadelphia Inquirer
Christian Science         Journal of the               Smart Money
     Monitor                   American Society        USA Today
Consumer Reports               of CLU & ChFC           U.S. News & World
Economist                 Kiplinger Letter                  Report
EuroMoney                 Money                        Wall Street Journal
FACS of the Week          Mutual Fund                  Washington Post
Financial Planning             Forecaster              CNN
Financial Product         Mutual Fund                  CNBC
     News                      Magazine                PBS
Financial World           Nation's Business
Forbes                    New York Times
Fortune                   Pension World


     The Funds and AIM Distributors may from time to time, in advertisements, sales literature and reports furnished to present or prospective shareholders, compare each Fund with the following, or compare each Fund's performance to performance data of similar mutual funds as published in the following, among others:


Bank Rate National Monitor Index                            Donoghue's
Bear Stearns Foreign Bond Index                             Dow Jones Industrial Average
Bond Buyer Index                                            EAFE Index
CDA/Wiesenberger Investment Company                         First Boston High Yield Index
     Services (data and mutual fund rankings and            Fitch IBCA, Inc. (publications)
     comparisons)                                           Ibbotson Associates International Bond Index
CNBC/Financial News Composite Index                         International Bank for Reconstruction and
COFI                                                             Development (publications)
Consumer Price Index                                        International Finance Corporation Emerging
Datastream                                                       Markets Database

International Financial Statistics                          Salomon Brothers Global Telecommunications
Lehman Bond Indices                                              Index
Lipper, Inc. (data and mutual fund rankings and             Salomon Brothers World Government Bond
     comparisons)                                                Index-Non U.S.
Micropal. Inc. (data and mutual fund rankings and           Salomon Brothers World Government Bond Index
     comparisons)                                           Standard & Poor's (publications)
Moody's Investors Service (publications)                    Standard & Poor's 500 Composite Stock Price
Morgan Stanley Capital International All Country                 Index
     (AC) World Index                                       Stangar
Morgan Stanley Capital International World Indices          Wilshire Associates
Morningstar, Inc. (data and mutual fund rankings            World Bank (publications and reports)
     and comparisons)                                       The World Bank Publication of Trends in
NASDAQ                                                          Developing Countries
Organization for Economic Cooperation and                   Worldscope
     Development (publications)



     Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

     10-year Treasuries
     30-year Treasuries
     30-day Treasury Bills

     Information relating to foreign market performance, capitalization and diversification is based on sources believed to be reliable but may be subject to revision and has not been independently verified by the Funds or AIM Distributors. Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for the Funds may also include reference to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose (i) the largest holdings in the Fund's portfolio, (ii) certain selling group members and/or (iii) certain institutional shareholders.

     From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning, and inflation.

     Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

                                    APPENDIX

DESCRIPTION OF BOND RATINGS

     Moody's Investors Service, Inc. ("Moody's") rates the debt securities issued by various entities from "Aaa" to "C". Investment grade ratings are the first four categories: Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities. A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Baa--Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's, a division of The McGraw-Hill Companies, Inc., ("S&P") rates the securities debt of various entities in categories ranging from "AAA" to "D" according to quality. Investment grade ratings are the first four categories:

     AAA--An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. AA--An obligation rated "AA" differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. A--An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. BBB--An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. BB, B, CCC, CC, C--Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. BB--An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. B--An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. CCC--An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. CC--An obligation rated "CC" is currently highly vulnerable to nonpayment. C--The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. D--An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

     Moody's employs the designation "Prime-1" to indicate commercial paper having a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     S&P ratings of commercial paper are graded into several categories ranging from "A-1" for the highest quality obligations to "D" for the lowest. Issues in the "A" category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus sign (+) designation. A-2--Capacity for timely payments on issues with this designation is satisfactory; however, the relative degree of safety is not as high as for issues designated "A-1."

ABSENCE OF RATING

     Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the Company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the Company ranks in the lower end of its generic rating category.

                              FINANCIAL STATEMENTS













                                       FS

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Emerging Markets Debt Fund and Board of Trustees of AIM Investment Funds:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Emerging Markets Debt Fund at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinions expressed above.


                                                /s/ PRICEWATERHOUSECOOPERS LLP
                                                    PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       December 23, 1999

SCHEDULE OF INVESTMENTS

October 31, 1999

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE

CORPORATE BONDS-12.57%

ARGENTINA-2.29%

Banco Hipotecario S.A.
  (Banks-Regional), Sr. Unsec.
  Unsub. Notes, 10.00%, 04/17/03
  (Acquired 04/07/98; Cost
  $1,277,171)(b)                    $ 1,279,000   $  1,179,877
--------------------------------------------------------------
CEI Citicorp Holdings S.A.
  (Investment Banking/Brokerage),
  Bonds, 11.25%, 02/14/07
  (Acquired 08/13/99; Cost
  $2,175,315)(b)(c)               ARS   3,000,000    2,333,597
--------------------------------------------------------------
                                                     3,513,474
--------------------------------------------------------------

BRAZIL-1.83%

Banco Nacional De Desenvolri
  (Banks- Regional), Unsec. Unsub.
  Floating Rate Notes, 13.64%,
  06/16/08(d)                         3,250,000      2,810,997
--------------------------------------------------------------

CAYMAN ISLANDS-1.15%

PDVSA Finance Ltd.,
  (Banks-Regional), Sr. Unsec.
  Notes, 9.75%, 02/15/10 (Acquired
  03/31/99; Cost $1,837,494)(b)       1,850,000      1,753,469
--------------------------------------------------------------

JAMAICA-1.06%

Mechala Group
  (Manufacturing-Diversified),
  Series B, Sr. Gtd. Sub. Notes,
  12.75%, 12/30/99                    4,134,000      1,622,595
--------------------------------------------------------------

MEXICO-6.24%

Alestra S.A., Sr. Notes, 12.625%
  5/15/09                             3,918,000      3,790,665
--------------------------------------------------------------
Fideicomiso Petacalco Trust-Topolo
  (Financial-Diversified), Sec.
  Notes, 10.16%, 12/23/09
  (Acquired 06/25/99; Cost
  $1,575,000)(b)                      1,750,000      1,540,000
--------------------------------------------------------------
Grupo Televisa S.A.
  (Entertainment), Sr. Disc.
  Notes, 13.25%, 05/15/08(e)          2,400,000      2,055,000
--------------------------------------------------------------
Petroleos Mexicanos (Oil &
  Gas-Refining & Marketing),
  Sr. Gtd. Sub. Bonds, 9.50%,
  09/15/27                              300,000        257,250
--------------------------------------------------------------
  Unsub. Bonds, 9.50%, 09/15/27       2,000,000      1,925,000
--------------------------------------------------------------
                                                     9,567,915
--------------------------------------------------------------
    Total Corporate Bonds (Cost
      $20,115,100)                                  19,268,450
--------------------------------------------------------------

GOVERNMENT BONDS & GOVERNMENT
  AGENCY OBLIGATIONS-80.32%

ARGENTINA-11.42%

Province of Buenos Aires, Series
  2, Unsec. Unsub. Notes, 12.50%,
  03/15/02                            1,100,000      1,086,250
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE

ARGENTINA-(CONTINUED)

Republic of Argentina,
  Floating Rate Deb., 6.8125%,
  03/31/05(d)                       $ 4,092,000   $  3,666,526
--------------------------------------------------------------
  Series L, Floating Rate Gtd.
    Bonds, 6.00%, 03/31/23(d)         4,670,000      3,576,281
--------------------------------------------------------------
  Unsec. Unsub. Bonds,
    11.375%, 01/30/17                 3,395,000      3,250,713
--------------------------------------------------------------
    9.75%, 09/19/27                   6,959,000      5,923,849
--------------------------------------------------------------
                                                    17,503,619
--------------------------------------------------------------

BRAZIL-19.35%

Republic of Brazil,
  Bonds,
    11.625%, 04/15/04                 1,009,000        967,379
--------------------------------------------------------------
    5.75%, 04/15/24(f)                4,220,000      2,540,271
--------------------------------------------------------------
  Floating Rate Deb., 6.9375%,
    04/15/06(d)                       4,136,000      3,397,782
--------------------------------------------------------------
  Floating Rate Gtd. Notes, 7.00%,
    04/15/09(d)                       2,100,000      1,553,177
--------------------------------------------------------------
  Floating Rate Gtd. Bonds,
    7.00%, 04/15/12(d)                9,493,000      6,297,836
--------------------------------------------------------------
    6.9375%, 04/15/24(d)              5,450,000      3,816,684
--------------------------------------------------------------
  Notes, 14.50%, 10/15/09             2,014,000      2,091,539
--------------------------------------------------------------
  Series C, Bonds, 8.00%, 04/15/14    9,175,507      6,215,626
--------------------------------------------------------------
  Unsec. Bonds, 10.125%, 05/15/27     3,520,000      2,786,164
--------------------------------------------------------------
                                                    29,666,458
--------------------------------------------------------------

BULGARIA-4.67%

Republic of Bulgaria,
  Series A, Gtd. Bonds, 2.75%,
    07/28/12(f)                       3,520,000      2,379,041
--------------------------------------------------------------
  Series A, Gtd. Floating Rate
    Sec. Bonds, 6.50%, 07/28/24(d)    3,999,000      2,984,670
--------------------------------------------------------------
  Floating Rate PDI Deb., 6.50%,
    07/28/11(d)                       2,350,000      1,795,896
--------------------------------------------------------------
                                                     7,159,607
--------------------------------------------------------------

COLOMBIA-1.80%

Republic of Colombia,
  Unsec. Unsub. Notes, 7.625%,
  02/15/07                            1,880,000      1,551,000
--------------------------------------------------------------
  Unsub. Notes, 9.75%, 04/23/09       1,324,000      1,208,150
--------------------------------------------------------------
                                                     2,759,150
--------------------------------------------------------------

QATAR-1.13%

State of Qatar, Bonds, 9.50%,
  05/21/09 (Acquired 06/25/99;
  Cost $1,674,580)(b)                 1,658,000      1,728,714
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE

KAZAKHSTAN-1.74%

Republic of Kazakhstan, Bonds,
  13.625%, 10/18/04 (Acquired
  09/28/99; Cost $2,669,490)(b)     $ 2,700,000   $  2,673,000
--------------------------------------------------------------

KOREA-4.37%

Republic of Korea, Unsub. Unsec.
  Notes, 8.875%, 04/15/08             6,435,000      6,707,155
--------------------------------------------------------------

LEBANON-1.22%

Republic of Lebanon, Series 3,
  Notes, 10.25%, 10/06/09             1,850,000      1,869,686
--------------------------------------------------------------

MALAYSIA-2.38%

Republic of Malaysia, Bonds,
  8.75%, 06/01/09                     3,538,000      3,647,041
--------------------------------------------------------------

MEXICO-10.67%

United Mexican States,
  Bonds,
    10.375%, 02/17/09                 1,700,000      1,731,875
--------------------------------------------------------------
    11.375%, 09/15/16                 2,381,000      2,552,263
--------------------------------------------------------------
    11.50%, 05/15/26                  5,248,000      5,930,980
--------------------------------------------------------------
  Series D, Floating Rate Sec.
    Gtd. Bonds 6.0675%,
    12/31/19(d)                       2,220,000      1,970,752
--------------------------------------------------------------
  Sec. Gtd. Bonds, 6.25%, 12/31/19    5,500,000      4,166,382
--------------------------------------------------------------
                                                    16,352,252
--------------------------------------------------------------

MOROCCO-1.68%

Morocco Tranche A, Registered
  Loans, 5.906%, 01/01/09
  (Acquired 03/11/99; Cost
  $2,420,780)(b)                      2,964,000      2,582,385
--------------------------------------------------------------

PANAMA-1.61%

Republic of Panama,
  Bonds,
    8.875%, 09/30/27                  1,017,000        828,490
--------------------------------------------------------------
    9.375%, 04/01/29                    626,000        593,135
--------------------------------------------------------------
  Gtd. Deb., 4.25%, 07/17/14(f)       1,400,000      1,053,392
--------------------------------------------------------------
                                                     2,475,017
--------------------------------------------------------------

PERU-2.30%

Republic of Peru,
  Gtd. Bonds, 3.75%, 03/07/17(f)      2,725,000      1,535,478
--------------------------------------------------------------
  PDI Bonds, 4.50%, 03/07/17(f)       3,136,000      1,984,150
--------------------------------------------------------------
                                                     3,519,628
--------------------------------------------------------------

PHILIPPINES-1.12%

Republic of Philippines, Bonds,
  9.875%, 01/15/19                    1,770,000      1,721,325
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE

POLAND-2.63%

Republic of Poland,
  Sec. Bonds, 3.50%, 10/27/24(f)    $ 2,475,000   $  1,524,214
--------------------------------------------------------------
  Unsec. PDI Bonds, 6.00%,
    10/27/14(f)                       2,812,000      2,503,501
--------------------------------------------------------------
                                                     4,027,715
--------------------------------------------------------------

RUSSIA-6.74%

Bank of Foreign Economic Affairs
  (Vnesheconombank),
  Interest in Arrears Notes, 6.0625%,
    12/15/15(d)(g) 627,107                              72,901
--------------------------------------------------------------
  Principal Loans, 6.0625%,
    12/15/20(d)(g)                   37,242,372      3,468,382
--------------------------------------------------------------
Russian Federation, Sr. Unsec.
  Unsub. Bonds, 11.75%, 06/10/03      9,870,000      6,028,191
--------------------------------------------------------------
  12.75%, 06/24/28                    1,413,000        771,748
--------------------------------------------------------------
                                                    10,341,222
--------------------------------------------------------------

TURKEY-1.09%

Republic of Turkey,
  Notes, 12.00%, 12/15/08             1,290,000      1,306,125
--------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 12.375%,
    06/15/09     370,000                               372,313
--------------------------------------------------------------
                                                     1,678,438
--------------------------------------------------------------

VENEZUELA-4.40%

Republic of Venezuela,
  Floating Rate Deb., 6.313%,
  12/18/07(d)                         2,226,180      1,800,002
--------------------------------------------------------------
  Gtd. Sec. Bonds, 6.75%, 03/31/20    3,299,000      2,322,239
--------------------------------------------------------------
  Unsec. Bonds, 9.25%, 09/15/27       3,859,000      2,619,007
--------------------------------------------------------------
                                                     6,741,248
--------------------------------------------------------------
    Total Government Bonds &
      Government Agency
      Obligations (Cost
      $135,981,782)                                123,153,660
--------------------------------------------------------------

                                      SHARES

WARRANTS-0.33%

SOVEREIGN DEBT-0.33%

Republic of Argentina (Argentina),
  expiring 12/03/99(h)                    8,810          9,911
--------------------------------------------------------------
  expiring 02/25/00(h)                    9,630        217,879
--------------------------------------------------------------
United Mexican States (Mexico),
  expiring 02/18/00(h)                    4,033        270,715
--------------------------------------------------------------
                                                       498,505
--------------------------------------------------------------
    Total Warrants (Cost $0)                           498,505
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

MONEY MARKET FUNDS-3.78%

STIC Liquid Assets Portfolio(i)       2,901,337   $  2,901,337
--------------------------------------------------------------
STIC Prime Portfolio(i)               2,901,337      2,901,337
--------------------------------------------------------------
    Total Money Market Funds (Cost
      $5,802,674)                                    5,802,674
--------------------------------------------------------------
TOTAL INVESTMENTS-97.00%                           148,723,289
--------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-3.00%                                  4,605,719
--------------------------------------------------------------
NET ASSETS-100.00%                                $153,329,008
==============================================================

Investment Abbreviations:

ARS    - Argentine Peso
Deb.   - Debentures
Gtd.   - Guaranteed
PDI    - Past Due Interest
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured
Unsub. - Unsubordinated

Notes to Schedule of Investments:

(a)Principal amount is in U.S. dollars except as indicated by note (c).
(b)Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 10/31/99 was $13,791,043, which represented 8.99% of the Fund's net assets.
(c)Foreign denominated security. Par value and coupon are denominated in currency indicated.
(d)The coupon rate shown of floating rate note represents the rate at period end.
(e)Discount bond at purchase. Interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(f)The coupon rate shown on step-up coupon bonds represents the rate at period end.
(g)Defaulted security. Currently, the issuer is in default with respect to interest payments.
(h)Non-income producing security acquired as part of a unit with or in exchange for other securities.
(i)The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999


ASSETS:

Investments, at value (cost $161,899,556)       $148,723,289
------------------------------------------------------------
Foreign currencies, at value (cost $37)                   37
------------------------------------------------------------
Receivables for:
  Investments sold                                 2,521,069
------------------------------------------------------------
  Fund shares sold                                   114,064
------------------------------------------------------------
  Dividends and interest                           3,619,496
------------------------------------------------------------
Other assets                                          44,238
------------------------------------------------------------
    Total assets                                 155,022,193
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            1,082,939
------------------------------------------------------------
  Fund shares reacquired                             298,225
------------------------------------------------------------
Accrued advisory fees                                145,351
------------------------------------------------------------
Accrued distribution fees                            122,295
------------------------------------------------------------
Accrued accounting services fees                       4,247
------------------------------------------------------------
Accrued trustees' fees                                 2,858
------------------------------------------------------------
Accrued operating expenses                            37,270
------------------------------------------------------------
    Total liabilities                              1,693,185
------------------------------------------------------------
Net assets applicable to shares outstanding     $153,329,008
============================================================

NET ASSETS:

Class A                                         $ 54,330,409
============================================================
Class B                                         $ 97,393,834
============================================================
Class C                                         $    208,357
============================================================
Advisor Class                                   $  1,396,408
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            6,543,402
============================================================
Class B                                           11,728,667
============================================================
Class C                                               25,096
============================================================
Advisor Class                                        168,733
============================================================

Class A:

  Net asset value and redemption price per
    share                                       $       8.30
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.30 / 95.25%)         $       8.71
============================================================
Class B:
  Net asset value and offering price per share  $       8.30
============================================================
Class C:
  Net asset value and offering price per share  $       8.30
============================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                             $       8.28
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999


INVESTMENT INCOME:

Dividend                                        $      5,558
------------------------------------------------------------
Interest                                          21,776,257
------------------------------------------------------------
Securities lending                                   179,871
------------------------------------------------------------
    Total investment income                       21,961,686
------------------------------------------------------------

EXPENSES:

Advisory and administrative fees                   1,712,645
------------------------------------------------------------
Accounting services fees                              51,980
------------------------------------------------------------
Custodian fees                                       130,677
------------------------------------------------------------
Distribution fees -- Class A                         219,862
------------------------------------------------------------
Distribution fees -- Class B                       1,097,291
------------------------------------------------------------
Distribution fees -- Class C                             667
------------------------------------------------------------
Interest expense (Note 4)                            221,531
------------------------------------------------------------
Transfer agent fees -- Class A                       139,579
------------------------------------------------------------
Transfer agent fees -- Class B                       243,815
------------------------------------------------------------
Transfer agent fees -- Class C                           221
------------------------------------------------------------
Transfer agent fees -- Advisor Class                   5,019
------------------------------------------------------------
Trustees' fees                                         7,532
------------------------------------------------------------
Other                                                227,916
------------------------------------------------------------
    Total expenses                                 4,058,735
------------------------------------------------------------
Less: Expenses paid indirectly                       (87,116)
------------------------------------------------------------
    Fees waived by advisor                           (75,488)
------------------------------------------------------------
    Net expenses                                   3,896,131
------------------------------------------------------------
Net investment income                             18,065,555
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FORWARD CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (22,143,209)
------------------------------------------------------------
  Foreign currencies                                (775,867)
------------------------------------------------------------
  Forward contracts                                  972,301
------------------------------------------------------------
                                                 (21,946,775)
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           32,555,182
------------------------------------------------------------
  Foreign currencies                                 (31,683)
------------------------------------------------------------
                                                  32,523,499
------------------------------------------------------------
  Net gain from investment securities, foreign
    currencies and forward contracts              10,576,724
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $ 28,642,279
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                  1999            1998
                                                              ------------    -------------

OPERATIONS:

  Net investment income                                       $ 18,065,555    $  33,382,360
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and forward contracts                   (21,946,775)     (69,501,940)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and forward
    contracts                                                   32,523,499      (49,143,194)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                28,642,279      (85,262,774)
-------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:

  Class A                                                       (6,769,760)      (9,422,518)
-------------------------------------------------------------------------------------------
  Class B                                                      (11,031,707)     (14,937,576)
-------------------------------------------------------------------------------------------
  Class C                                                           (6,633)              --
-------------------------------------------------------------------------------------------
  Advisor Class                                                   (257,455)        (246,624)
-------------------------------------------------------------------------------------------

Distributions in excess of net investment income:

  Class A                                                         (449,410)              --
-------------------------------------------------------------------------------------------
  Class B                                                         (785,022)              --
-------------------------------------------------------------------------------------------
  Class C                                                             (710)              --
-------------------------------------------------------------------------------------------
  Advisor Class                                                    (16,159)              --
-------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:

  Class A                                                               --      (24,756,370)
-------------------------------------------------------------------------------------------
  Class B                                                               --      (41,863,802)
-------------------------------------------------------------------------------------------
  Advisor Class                                                         --         (638,983)
-------------------------------------------------------------------------------------------
Return of capital
  Class A                                                               --       (3,147,917)
-------------------------------------------------------------------------------------------
  Class B                                                               --       (4,936,309)
-------------------------------------------------------------------------------------------
  Advisor Class                                                         --          (82,579)
-------------------------------------------------------------------------------------------

Share transactions-net:

  Class A                                                      (18,452,955)       3,431,336
-------------------------------------------------------------------------------------------
  Class B                                                      (17,772,062)      (3,086,499)
-------------------------------------------------------------------------------------------
  Class C                                                          206,296               --
-------------------------------------------------------------------------------------------
  Advisor Class                                                   (300,841)        (518,649)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (26,994,139)    (185,469,264)
-------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          180,323,147      365,792,411
-------------------------------------------------------------------------------------------
  End of period                                               $153,329,008    $ 180,323,147
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $249,451,851    $ 285,771,413
-------------------------------------------------------------------------------------------
  Distributions in excess of net investment income              (1,665,521)         (41,564)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and forward contracts       (81,281,069)     (59,706,950)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and forward contracts       (13,176,253)     (45,699,752)
-------------------------------------------------------------------------------------------
                                                              $153,329,008    $ 180,323,147
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Emerging Markets Debt Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of four different classes of shares:
Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is high current income, and its secondary investment objective is growth of capital. The Fund invests substantially all of its investable assets in Emerging Markets Debt Portfolio (the "Portfolio"). The Portfolio is organized as a Delaware business trust which is registered under the 1940 Act as an open-end management investment company.
  The Portfolio has investment objectives, policies and limitations substantially identical to those of the Fund. Therefore, the financial statements of the Fund and Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through October 31, 1999, all of the shares of beneficial interest of the Portfolio were owned by either the Fund or INVESCO (NY) Asset Management, Inc., which has a nominal ($100) investment in the Portfolio.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund and the Portfolio in the preparation of its financial statements.

A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
       Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions are declared and paid monthly. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for Federal income tax purposes. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
       On October 31, 1999, undistributed net investment income was decreased and undistributed net realized gain (loss) increased by $372,656 as a result of differing book/tax treatment of foreign currency transactions in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $76,114,462 as of October 31, 1999 which may be carried forward to offset future taxable gains, if any, and expires in varying increments, if not previously utilized, in the year 2007.

D. Futures Contracts--The Portfolio may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Portfolio's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

E. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Portfolio may enter into a foreign currency contract to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between currencies. The Portfolio may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Portfolio could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Expenses--Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

H. Foreign Securities--There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

I. Indexed Securities--The Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH
       AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's and the Portfolio's investment manager and administrator. INVESCO Asset Management Limited is the Fund's and the Portfolio's subadvisor. The Fund pays AIM administration fees at an annualized rate of 0.25% of the Fund's average daily net assets. The Portfolio pays AIM investment management and administration fees at an annual rate of 0.475% on the first $500 million of the Portfolio's average daily net assets, plus 0.45% on the next $1 billion of the Portfolio's average daily net assets, plus 0.425% on the next $1 billion of the Portfolio's average daily net assets, plus 0.40% on the Portfolio's average daily net assets exceeding $2.5 billion, plus 2% of the Portfolio's total investment income calculated in accordance with generally accepted accounting principles, adjusted daily for currency revaluations, on a mark to market basis, of the Portfolio's assets; provided, however, that during any fiscal year this amount shall not exceed 2% of the Portfolio's total investment income calculated in accordance with generally accepted accounting principles. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual rate of 1.75%, 2.40%, 2.40% and 1.40% of the average daily net assets of the Fund's Class A, Class B, Class C and Advisor Class shares, respectively. During the year ended October 31, 1999, AIM waived fees of $75,488.
  Effective July 1, 1999, the Trust entered into a master administrative services agreement with AIM, replacing the prior pricing and accounting agreement. The Fund, pursuant to the master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund and the Portfolio. Prior to July 1, 1999, AIM was the pricing and accounting agent for the Fund and the Portfolio. The monthly fee for these services paid to AIM was a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate was derived based on the aggregate net assets of the funds which comprised the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee was calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets. For the year ended October 31, 1999, AIM was paid $51,980 for such services. The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 1999, AFS was paid $345,384 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $219,862, $1,097,291 and $667, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $26,041 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $481 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in custodian fees of $87,116 under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $87,116 during the year ended October 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the Fund, along with certain other funds advised and/or administered by AIM, had a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allowed the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000.
  During the year ended October 31, 1999, the average outstanding daily balance of bank loans for the Fund was $3,956,575 with a weighted average interest rate of 5.60%. Interest expense for the Fund for the year ended October 31, 1999 was $221,531.

NOTE 5-PORTFOLIO SECURITIES LOANED

At October 31, 1999, there were no securities on loan to brokers. For the year ended October 31, 1999, the Portfolio received fees of $179,871 for securities lending.
  For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Portfolio during the year ended October 31, 1999 was $553,770,582 and $602,932,879, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                        $  4,402,200
---------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities     (22,874,837)
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                   $(18,472,637)
=========================================================
Cost of investments for tax purposes is $167,195,926.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                        1999                         1998
                                                              -------------------------   ---------------------------
                                                                SHARES        AMOUNT        SHARES         AMOUNT
                                                              ----------   ------------   -----------   -------------
Sold:
  Class A                                                      3,233,391   $ 26,598,153    10,918,639   $ 129,801,507
---------------------------------------------------------------------------------------------------------------------
  Class B                                                      4,696,545     38,346,742     5,958,185      73,991,330
---------------------------------------------------------------------------------------------------------------------
  Class C*                                                        24,266        199,586            --              --
---------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                  363,714      2,925,142       490,309       6,221,370
---------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                        565,425      4,586,556     2,191,470      26,459,355
---------------------------------------------------------------------------------------------------------------------
  Class B                                                        906,003      7,345,956     3,020,192      36,460,585
---------------------------------------------------------------------------------------------------------------------
  Class C*                                                           830          6,710            --              --
---------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                   33,070        268,042        76,464         920,280
---------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (6,073,553)   (49,637,664)  (12,901,851)   (152,829,526)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                     (7,791,891)   (63,464,760)   (9,736,068)   (113,538,414)
---------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                 (431,949)    (3,494,025)     (602,542)     (7,660,299)
---------------------------------------------------------------------------------------------------------------------
                                                              (4,474,149)  $(36,319,562)     (585,202)  $    (173,812)
=====================================================================================================================

* Class C shares commenced sales on March 1, 1999.

NOTE 8-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                     CLASS A
                                                              ------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------
                                                               1999      1998(a)    1997(a)     1996(a)       1995
                                                              -------    -------    --------    --------    --------
Net asset value, beginning of period                          $ 7.86     $15.56     $  14.85    $  11.70    $  12.56
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                                          0.86       1.35(b)      1.19        1.27        1.35
--------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investments         0.51      (4.80)        0.93        3.09       (1.09)
--------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from investment operations           1.37      (3.45)        2.12        4.36        0.26
--------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
 From net investment income                                    (0.93)     (1.06)       (1.18)      (1.11)      (1.03)
--------------------------------------------------------------------------------------------------------------------
 From net realized gain on investments                            --      (2.83)       (0.23)      (0.10)      (0.03)
--------------------------------------------------------------------------------------------------------------------
 Return of capital                                                --      (0.36)          --          --       (0.06)
--------------------------------------------------------------------------------------------------------------------
   Total distributions                                         (0.93)     (4.25)       (1.41)      (1.21)      (1.12)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 8.30     $ 7.86     $  15.56    $  14.85    $  11.70
====================================================================================================================
Total return(c)                                                18.38%    (30.07)%      14.46%      39.05%       2.81%
====================================================================================================================
Ratios and supplemental data:

Net assets, end of period (in 000's)                          $54,330    $69,321    $133,973    $178,318    $142,002
====================================================================================================================
Ratio of net investment income to average net assets:(d)       10.73%(e)  11.27%        7.39%       9.52%      11.85%
====================================================================================================================
Ratio of expenses to average net assets excluding interest
 expense:(f)                                                    1.75%(e)   1.74%        1.58%       1.69%       1.75%
====================================================================================================================
Ratio of interest expense to average net asset                  0.13%       N/A          N/A        0.04%        N/A
====================================================================================================================
Portfolio turnover rate                                          336%       339%         214%        290%        213%
====================================================================================================================

(a) These selected per share data were calculated based upon average shares outstanding during the period.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.21 per share.
(c) Total return does not include sales charges and is not annualized for periods less than one year.
(d) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements was 10.69% for 1999.
(e)  Ratios are based on average net assets of $62,817,833.
(f) After fee waiver and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.79% for 1999.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                        CLASS B
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                1999         1998(a)     1997(a)     1996(a)       1995
                                                              ---------      --------    --------    --------    --------
Net asset value, beginning of period                          $   7.86       $  15.54    $  14.83    $  11.69    $  12.56
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.81           1.28(b)     1.09        1.17        1.27
-------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments          0.51          (4.79)       0.93        3.09       (1.09)
-------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment operations            1.32          (3.51)       2.02        4.26        0.18
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income                                     (0.88)         (0.98)      (1.08)      (1.03)      (0.96)
-------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments                             --          (2.83)      (0.23)      (0.09)      (0.03)
-------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                 --          (0.36)         --          --       (0.06)
-------------------------------------------------------------------------------------------------------------------------
    Total distributions                                          (0.88)         (4.17)      (1.31)      (1.12)      (1.05)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   8.30       $   7.86    $  15.54    $  14.83    $  11.69
=========================================================================================================================
Total return(c)                                                  17.61%        (30.49)%     13.77%      38.16%       2.07%
=========================================================================================================================
Ratios and supplemental data:

Net assets, end of period (in 000's)                          $ 97,394       $109,406    $228,101    $251,002    $214,897
=========================================================================================================================
Ratio of net investment income to average net assets(d)          10.08%(e)      10.62%       6.74%       8.87%      11.20%
=========================================================================================================================
Ratio of expenses to average net assets excluding interest
  expense:(f)                                                     2.40%(e)       2.39%       2.23%       2.34%       2.40%
=========================================================================================================================
Ratio of interest expense to average net assets                   0.13%           N/A         N/A        0.04%        N/A
=========================================================================================================================
Portfolio turnover rate                                            336%           339%        214%        290%        213%
=========================================================================================================================

(a) These selected per share operating data were calculated based upon the average shares outstanding during the period.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.21 per share.
(c) Total return does not include sales charges and is not annualized for periods less than one year.
(d) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements was 10.04% for 1999.
(e)  Ratios are based on average net assets of $109,729,116.
(f) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.44% for 1999.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                             ADVISOR CLASS
                                                       CLASS C        -----------------------------------------------------------
                                                   ----------------                                                JUNE 1, 1995
                                                    MARCH 1, 1999        YEAR ENDED OCTOBER 31,                         TO
                                                          TO          ----------------------------                 OCTOBER 31,
                                                   OCTOBER 31, 1999   1999(a)   1998(a)    1997(a)    1996(a)          1995
                                                   ----------------   -------   -------    -------    -------    ----------------
Net asset value, beginning of period                    $ 7.96        $ 7.83    $15.52     $14.83     $11.71          $11.44
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   0.53          0.87      1.40(b)    1.22       1.34            0.57
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments                                           0.37          0.54     (4.79)      0.93       3.05            0.17
---------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment
      operations                                          0.90          1.41     (3.39)      2.15       4.39            0.74
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income                             (0.56)        (0.96)    (1.11)     (1.23)     (1.16)          (0.44)
---------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments                     --            --     (2.83)     (0.23)     (0.11)             --
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                         --            --     (0.36)        --         --           (0.03)
---------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                  (0.56)        (0.96)    (4.30)     (1.46)     (1.27)          (0.47)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $ 8.30        $ 8.28    $ 7.83     $15.52     $14.83          $11.71
=================================================================================================================================
Total return(c)                                          11.74%        18.87%   (29.79)%    14.72%     39.38%           6.54%
=================================================================================================================================
Ratios and supplemental data:

Net assets, end of period (in 000's)                    $  208        $1,396    $1,596     $3,719     $15,298         $1,463
=================================================================================================================================
Ratio of net investment income to average net
  assets(d)                                              10.08%(e)     11.08%(f) 11.62%      7.74%      9.87%          12.20%(g)
=================================================================================================================================
Ratio of expenses to average net assets excluding
  interest expense:(h)                                    2.40%(e)      1.40%(f)  1.39%      1.23%      1.34%           1.40%(g)
=================================================================================================================================
Ratio of interest expenses to average net assets          0.13%         0.13%      N/A        N/A       0.04%            N/A
=================================================================================================================================
Portfolio turnover rate                                    336%          336%      339%       214%       290%            213%(f)
=================================================================================================================================

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.21 per share.
(c) Total return does not include sales charge and is not annualized for periods less than one year.
(d) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 10.04% (annualized) and 11.04% for Class C and Advisor class, respectively, for 1999.
(e)  Ratios are annualized and based on average net assets of $99,297.
(f)  Ratios are based on average net assets of $2,258,611.
(g)  Annualized.
(h) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.44% (annualized) and 1.44% for Class C and Advisor Class, respectively, for 1999

NOTE 9-SUBSEQUENT EVENT

On November 3, 1999, the Board of Trustees approved the conversion of Advisor Class Shares into Class A Shares. The proposed effective date of this conversion is February 11, 2000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Global Government Income Fund and Board of Trustees of AIM Investment Funds:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Government Income Fund at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                /s/ PRICEWATERHOUSECOOPERS LLP
                                                    PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       December 23, 1999

SCHEDULE OF INVESTMENTS

October 31, 1999

                                     PRINCIPAL        MARKET
                                     AMOUNT(a)        VALUE
CORPORATE BONDS-15.91%

AUSTRALIA-1.40%

KFW International Finance
  (Investment Banking/Brokerage),
  Gtd. Unsec. Unsub. Bonds,
  7.25%, 07/16/07           AUD        3,100,000   $  1,987,002
---------------------------------------------------------------

GERMANY-1.56%

Bayerische Landesbank
  Girozentrale (Banks- Money
  Center), Unsec. Sub. Notes,
  5.875%, 12/01/08                     2,400,000      2,213,702
---------------------------------------------------------------

SWITZERLAND-10.19%

UBS Jersey
  (Financial-Diversified), Sub.
  Bonds, 8.75%, 06/20/05      GBP      8,200,000     14,475,660
---------------------------------------------------------------

TUNISIA-2.76%

Banque Cent de Tunisie
  (Banks-Money Center), Unsec.
  Bonds, 8.25%, 09/19/27               4,750,000      3,916,214
---------------------------------------------------------------
    Total Corporate Bonds (Cost
      $23,886,964)                                   22,592,578
---------------------------------------------------------------

GOVERNMENT BONDS & NOTES-45.37%

CANADA-3.59%

Canadian Government, Bonds,
  6.00%, 06/01/08             CAD      7,520,000      5,092,848
---------------------------------------------------------------

DENMARK-5.88%

Kingdom of Denmark, Bonds, 7.00%,
  11/10/24                       DKK    53,300,000    8,345,569
---------------------------------------------------------------

GERMANY-11.44%

Bundesrepublik Deutschland,
  Bonds, 6.00%, 01/05/06      EUR     14,650,000     16,246,489
---------------------------------------------------------------

GREECE-6.44%

Hellenic Republic, Bonds
  9.20%, 03/21/02
    GRD                            2,210,000,000      7,223,898
---------------------------------------------------------------
  8.80%, 06/19/07             GRD    550,000,000      1,914,372
---------------------------------------------------------------
                                                      9,138,270
---------------------------------------------------------------

ITALY-10.09%

Buoni Poliennali del Tesoro,
  Deb., 8.50%, 01/01/04       EUR      4,890,000      5,817,747
---------------------------------------------------------------
  Bonds, 7.25%, 11/01/26      EUR      7,000,000      8,503,343
---------------------------------------------------------------
                                                     14,321,090
---------------------------------------------------------------

UNITED KINGDOM-5.93%

United Kingdom Treasury, Gtd.
  Bonds, 9.00%, 10/13/08      GBP      4,190,000      8,425,473
---------------------------------------------------------------

URUGUAY-2.00%

Republica Orient Uruguay, Unsec.
  Bonds, 7.875%, 07/15/27              3,000,000      2,842,500
---------------------------------------------------------------
    Total Government Bonds &
      Notes (Cost $72,124,983)                       64,412,239
---------------------------------------------------------------

                                     PRINCIPAL        MARKET
                                     AMOUNT(a)        VALUE

MORTGAGE BACKED NOTES-4.75%

DENMARK-4.75%

Realkredit Danmark A/S (Banking),
  6.00%, 10/01/26 (Cost
  $7,313,393)        DKK              50,414,000   $  6,748,531
---------------------------------------------------------------

ASSET-BACKED SECURITIES-7.23%

BANKS (MONEY CENTER)-2.45%

First USA Credit Card Master
  Trust, Sub. Series 1998-3 C
  Floating Rate Notes, 5.356%,
  02/18/04(b)                          3,500,000      3,481,953
---------------------------------------------------------------

REAL ESTATE INVESTMENT
  TRUST-1.28%

Contimortgage Home Equity Loan
  Trust, Sub. Series 1999-2 B
  Notes, 8.50%, 04/25/29(b)            2,000,000      1,818,437
---------------------------------------------------------------

RETAIL (HOME SHOPPING)-3.50%

Fingerhut Master Trust, Sub.
  Series 1998-1 C Floating Rate
  Notes, 5.738%, 02/15/05(b)           5,000,000      4,958,594
---------------------------------------------------------------
    Total Asset-Backed Securities
      (Cost $10,257,846)                             10,258,984
---------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES-9.86%

FEDERAL HOME LOAN MORTGAGE CORP.
  ("FHLMC")-0.71%

Pass Through Certificates,
  8.50%, 03/01/10                        971,355      1,007,470
---------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE
  ASSOCIATION ("FNMA")-9.15%

Pass Through Certificates-TBA,
  7.50%, 11/01/29(c)                   8,500,000      8,502,635
---------------------------------------------------------------
Sr. Unsub. Notes,
  6.375%, 08/15/07            AUD      7,300,000      4,488,457
---------------------------------------------------------------
                                                     12,991,092
---------------------------------------------------------------
    Total U.S. Government Agency
      Securities (Cost
      $14,779,756)                                   13,998,562
---------------------------------------------------------------

U.S. TREASURY SECURITIES-8.78%

U.S. TREASURY NOTES-1.23%

  5.625%, 05/15/08                     1,800,000      1,737,378
---------------------------------------------------------------

U.S. TREASURY BONDS-7.55%

  6.375%, 08/15/27(d)                 10,750,000     10,720,760
---------------------------------------------------------------
    Total U.S. Treasury
      Securities (Cost
      $12,937,328)                                   12,458,138
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE
MONEY MARKET FUNDS-6.46%

STIC Liquid Assets Portfolio(e)        4,587,352   $  4,587,352
---------------------------------------------------------------
STIC Prime Portfolio(e)                4,587,352      4,587,352
---------------------------------------------------------------
    Total Money Market Funds
      (Cost $9,174,704)                               9,174,704
---------------------------------------------------------------
TOTAL INVESTMENTS-98.36%                            139,643,736
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-1.64%                                   2,323,523
---------------------------------------------------------------
NET ASSETS-100.00%                                 $141,967,259
===============================================================

Investment Abbreviations:

AUD     -  Australian Dollar
CAD     -  Canadian Dollar
Deb.    -  Debentures
DKK     -  Danish Krone
EUR     -  Euro
GBP     -  British Pound Sterling
GRD     -  Greek Drachma
Gtd.    -  Guaranteed
Sr.     -  Senior
Sub.    -  Subordinated
TBA     -  To Be Announced
Unsec.  -  Unsecured
Unsub.  -  Unsubordinated
USD     -  U.S. Dollar

Notes to Schedule of Investments:

(a) Principal amount in U.S. Dollars, except as otherwise indicated.
(b) The coupon rate shown on floating rate note represents rate at period end.
(c) Security purchased on a forward commitment basis. These securities are subject to dollar roll transactions. See Note 1 Section F.
(d) The principal balance was pledged as collateral to cover securities purchased on a forward commitment basis.
(e) The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:

Investments, at value (cost $150,474,974)       $139,643,736
------------------------------------------------------------
Foreign currencies, at value (cost $7,789,654)     8,143,813
------------------------------------------------------------
Receivables for:
  Fund shares sold                                   213,493
------------------------------------------------------------
  Dividends and interest                           3,282,169
------------------------------------------------------------
Other assets                                           8,228
------------------------------------------------------------
    Total assets                                 151,291,439
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            8,524,792
------------------------------------------------------------
  Fund shares reacquired                             407,460
------------------------------------------------------------
  Forward contracts                                   20,290
------------------------------------------------------------
Accrued advisory fees                                 86,440
------------------------------------------------------------
Accrued accounting services fees                       4,247
------------------------------------------------------------
Accrued distribution fees                             92,478
------------------------------------------------------------
Accrued trustees' fees                                 2,483
------------------------------------------------------------
Accrued operating expenses                           185,990
------------------------------------------------------------
    Total liabilities                              9,324,180
------------------------------------------------------------
Net assets applicable to shares outstanding     $141,967,259
============================================================

NET ASSETS:

Class A                                         $ 85,669,094
============================================================
Class B                                         $ 55,849,297
============================================================
Class C                                         $    242,724
============================================================
Advisor Class                                   $    206,144
------------------------------------------------------------

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           10,462,287
============================================================
Class B                                            6,821,145
============================================================
Class C                                               29,660
============================================================
Advisor Class                                         25,070
------------------------------------------------------------
Class A:
  Net asset value and redemption price per
    share                                       $       8.19
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.19 / 95.25%)         $       8.60
------------------------------------------------------------
Class B:
  Net asset value and offering price per share  $       8.19
------------------------------------------------------------
Class C:
  Net asset value and offering price per share  $       8.18
------------------------------------------------------------
Advisor Class:
  Net asset value, redemption and offering
    price per share                             $       8.22
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999

INVESTMENT INCOME:

Interest                                         $10,916,810
------------------------------------------------------------
Dividend                                               9,622
------------------------------------------------------------
Securities lending                                    38,923
------------------------------------------------------------
    Total investment income                       10,965,355
------------------------------------------------------------

EXPENSES:

Advisory and administrative fees                   1,272,103
------------------------------------------------------------
Accounting services fees                              55,858
------------------------------------------------------------
Custodian fees                                        83,324
------------------------------------------------------------
Distribution fees -- Class A                         363,720
------------------------------------------------------------
Distribution fees -- Class B                         710,164
------------------------------------------------------------
Distribution fees -- Class C                           1,320
------------------------------------------------------------
Interest (Note 5)                                     62,649
------------------------------------------------------------
Trustees' fees                                        15,984
------------------------------------------------------------
Transfer agent fees -- Class A                       140,477
------------------------------------------------------------
Transfer agent fees -- Class B                        95,998
------------------------------------------------------------
Transfer agent fees -- Class C                           266
------------------------------------------------------------
Transfer agent fees -- Advisor Class                     633
------------------------------------------------------------
Printing fees                                        215,029
------------------------------------------------------------
Other                                                116,476
------------------------------------------------------------
    Total expenses                                 3,134,001
------------------------------------------------------------
Less: Expenses paid indirectly                        (2,214)
------------------------------------------------------------
    Net expenses                                   3,131,787
------------------------------------------------------------
Net investment income                              7,833,568
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  FORWARD CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (3,878,935)
------------------------------------------------------------
  Foreign currencies                                (540,747)
------------------------------------------------------------
  Forward currency contracts                       1,386,145
------------------------------------------------------------
                                                  (3,033,537)
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (12,237,893)
------------------------------------------------------------
  Foreign currencies                                 241,116
------------------------------------------------------------
  Forward currency contracts                         (69,604)
------------------------------------------------------------
                                                 (12,066,381)
------------------------------------------------------------
  Net gain (loss) from investment securities,
    foreign currencies and forward currency
    contracts                                    (15,099,918)
------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                $(7,266,350)
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                  1999             1998
                                                              -------------    -------------
OPERATIONS:

  Net investment income                                       $   7,833,568    $  14,544,704
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and forward currency contracts            (3,033,537)      11,183,037
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and forward
    currency contracts                                          (12,066,381)      (2,416,473)
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                 (7,266,350)      23,311,268
--------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:

  Class A                                                        (5,214,153)      (8,450,756)
--------------------------------------------------------------------------------------------
  Class B                                                        (3,093,713)      (5,569,246)
--------------------------------------------------------------------------------------------
  Class C                                                            (5,619)              --
--------------------------------------------------------------------------------------------
  Advisor Class                                                     (24,763)         (22,257)
--------------------------------------------------------------------------------------------

Share transactions-net:

  Class A                                                       (26,367,395)     (37,966,528)
--------------------------------------------------------------------------------------------
  Class B                                                       (29,686,097)     (40,171,903)
--------------------------------------------------------------------------------------------
  Class C                                                           255,619               --
--------------------------------------------------------------------------------------------
  Advisor Class                                                    (170,615)         300,289
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                       (71,573,086)     (68,569,133)
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                           213,540,345      282,109,478
--------------------------------------------------------------------------------------------
  End of period                                               $ 141,967,259    $ 213,540,345
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 282,651,180    $ 338,619,386
--------------------------------------------------------------------------------------------
  Undistributed net investment income                               469,694               --
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and forward currency
    contracts                                                  (130,631,972)    (126,623,779)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and forward currency
    contracts                                                   (10,521,643)       1,544,738
--------------------------------------------------------------------------------------------
                                                              $ 141,967,259    $ 213,540,345
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Government Income Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of four different classes of shares:
Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is high current income, and its secondary investment objective is growth of capital and protection of principal.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
        Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions are declared and paid monthly. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for Federal income tax purposes. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
        On October 31, 1999, paid-in capital increased by $282, undistributed net investment income increased by $974,374, and undistributed net realized losses was decreased by $974,656 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $130,001,314 as of October 31, 1999 which may be carried forward to offset future taxable gains, if any, which expires, if not
     previously utilized, in the year 2007. D.   Foreign Currency Translations
     -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

   SETTLEMENT                CONTRACT TO      CONTRACT TO                 UNREALIZED
   DATE                        DELIVER          RECEIVE       VALUE      DEPRECIATION
   ----------             -----------------   -----------   ----------   ------------
   01/24/00               CAD     8,000,000   $ 5,427,408   $5,447,698     $(20,290)
   ----------------------------------------------------------------------------------

F. Mortgage Dollar Rolls -- The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.
        Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.
G. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.
H. Foreign Securities -- There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.
I. Indexed Securities -- The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO Asset Management Limited is the Fund's subadvisor. The Fund pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Fund's average daily net assets, plus 0.70% on the next $1 billion of the Fund's average daily net assets, plus 0.675% on the next $1 billion of the Fund's average daily net assets, plus 0.65% on the Fund's average daily net assets exceeding $2.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual rate of 1.75%, 2.40%, 2.40% and 1.40% of the average daily net assets of the Fund's Class A, Class B, Class C and Advisor Class shares, respectively.
  Effective July 1, 1999, the Trust entered into a master administrative services agreement with AIM, replacing the prior pricing and accounting agreement. The Fund, pursuant to the master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Prior to July 1, 1999, AIM was the pricing and accounting agent for the Fund. The monthly fee for these services paid to AIM was a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate was derived based on the aggregate net assets of the funds which comprised the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee was calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets. For the year ended October 31, 1999, AIM was paid $55,858 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund.

For the year ended October 31, 1999, AFS was paid $196,597 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $363,720, $710,164 and $1,320, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $10,533 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $418 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in custodian fees of $2,214 under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $2,214 during the year ended October 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the Fund, along with certain other funds advised and/or administered by AIM, had a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allowed the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000.
  During the year ended October 31, 1999, the average outstanding daily balance of bank loans for the Fund was $1,145,937 with a weighted average interest rate of 5.47%. Interest expense for the Fund for the year ended October 31, 1999 was $62,649.

NOTE 5-PORTFOLIO SECURITIES LOANED

At October 31, 1999, there were no securities on loan to brokers. For the year ended October 31, 1999, the Fund received fees of $38,923 for securities lending.
  For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $179,706,395 and $245,341,305, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                        $    241,589
---------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities     (11,703,485)
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                   $(11,461,896)
---------------------------------------------------------
Cost of investments for tax purposes is $151,105,632.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                         1999                          1998
                                                              ---------------------------   --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              -----------   -------------   -----------   ------------
Sold:

  Class A                                                      10,753,759   $  95,017,270    82,946,586   $720,078,445
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,683,644      14,905,906    33,203,356    287,724,801
----------------------------------------------------------------------------------------------------------------------
  Class C*                                                         28,983         250,000            --             --
----------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                    56,528         507,460       397,514      3,461,130
----------------------------------------------------------------------------------------------------------------------

Issued as reinvestment of dividends:

  Class A                                                         385,899       3,327,811       537,397      4,673,843
----------------------------------------------------------------------------------------------------------------------
  Class B                                                         217,787       1,880,996       342,811      2,983,470
----------------------------------------------------------------------------------------------------------------------
  Class C*                                                            677           5,619            --             --
----------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                     2,482          21,819         2,169         19,000
----------------------------------------------------------------------------------------------------------------------

Reacquired:

  Class A                                                     (14,190,581)   (124,712,476)  (87,859,651)  (762,718,816)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      (5,321,253)    (46,472,999)  (38,124,508)  (330,880,174)
----------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                   (80,666)       (699,894)     (366,368)    (3,179,841)
----------------------------------------------------------------------------------------------------------------------
                                                               (6,462,741)  $ (55,968,488)   (8,920,694)  $(77,838,142)
======================================================================================================================

*  Class C shares commenced sales on March 1, 1999.

NOTE 8-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                      CLASS A
                                                              -------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------
                                                              1999(a)    1998(a)     1997(a)     1996(a)     1995(a)
                                                              -------    --------    --------    --------    --------
Net asset value, beginning of period                          $ 8.97     $   8.62    $   8.74    $   8.81    $   8.63
--------------------------------------------------------      -------    --------    --------    --------    --------
Income from investment operations:
  Net investment income                                         0.41         0.54        0.52        0.57        0.62
--------------------------------------------------------      -------    --------    --------    --------    --------
  Net realized and unrealized gain (loss) on investments       (0.76)        0.32       (0.13)       0.03        0.15
--------------------------------------------------------      -------    --------    --------    --------    --------
    Net increase (decrease) from investment operations         (0.35)        0.86        0.39        0.60        0.77
--------------------------------------------------------      -------    --------    --------    --------    --------
Distributions to shareholders:
  From net investment income                                   (0.43)       (0.16)      (0.31)      (0.57)      (0.59)
--------------------------------------------------------      -------    --------    --------    --------    --------
  From net realized gain on investments                           --           --          --       (0.10)         --
--------------------------------------------------------      -------    --------    --------    --------    --------
  In excess of net investment income                              --        (0.35)      (0.20)         --          --
--------------------------------------------------------      -------    --------    --------    --------    --------
    Total distributions                                        (0.43)       (0.51)      (0.51)      (0.67)      (0.59)
--------------------------------------------------------      -------    --------    --------    --------    --------
Net asset value, end of period                                $ 8.19     $   8.97    $   8.62    $   8.74    $   8.81
========================================================      =======    ========    ========    ========    ========
Total return(b)                                                (3.97)%      10.20%       4.78%       7.11%       9.22%
========================================================      =======    ========    ========    ========    ========
Ratios and supplemental data:
Net assets, end of period (in 000's)                          $85,669    $121,268    $154,272    $240,945    $385,404
========================================================      =======    ========    ========    ========    ========
Ratio of net investment income to average net assets:           4.72%(c)     6.06%       6.04%       6.52%       6.98%
========================================================      =======    ========    ========    ========    ========
Ratio of expenses to average net assets (excluding
  interest expense):                                             1.49%(c)    1.52%       1.51%       1.39%       1.38%
========================================================      =======    ========    ========    ========    ========
Ratio of interest expense to average net assets                 0.04%        0.29%         --          --          --
========================================================      =======    ========    ========    ========    ========
Portfolio turnover rate                                          110%         305%        241%        268%        385%
========================================================      =======    ========    ========    ========    ========


(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average net assets of $103,919,944.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                     CLASS B
                                                              ------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------
                                                              1999(a)    1998(a)    1997(a)     1996(a)     1995(a)
                                                              -------    -------    --------    --------    --------
Net asset value, beginning of period                          $ 8.97     $ 8.62     $   8.74    $   8.80    $   8.64
--------------------------------------------------------      ------     ------     --------    --------    --------
Income from investment operations:
  Net investment income                                         0.35       0.47         0.46        0.51        0.55
--------------------------------------------------------      ------     ------     --------    --------    --------
  Net realized and unrealized gain (loss) on investments       (0.75)      0.34        (0.12)       0.04        0.14
--------------------------------------------------------      ------     ------     --------    --------    --------
  Net increase (decrease) from investment operations           (0.40)      0.81         0.34        0.55        0.69
--------------------------------------------------------      ------     ------     --------    --------    --------
Distributions to shareholders:
  From net investment income                                   (0.38)     (0.11)       (0.28)      (0.51)      (0.53)
--------------------------------------------------------      ------     ------     --------    --------    --------
  From net realized gain on investments                           --         --           --       (0.10)         --
--------------------------------------------------------      ------     ------     --------    --------    --------
  In excess of net investment income                              --      (0.35)       (0.18)         --          --
--------------------------------------------------------      ------     ------     --------    --------    --------
    Total distributions                                        (0.38)     (0.46)       (0.46)      (0.61)      (0.53)
--------------------------------------------------------      ------     ------     --------    --------    --------
Net asset value, end of period                                $ 8.19     $ 8.97     $   8.62    $   8.74    $   8.80
========================================================      ======     ======     ========    ========    ========
Total return(b)                                                (4.62)%     9.65%        4.00%       6.54%       8.22%
========================================================      ======     ======     ========    ========    ========
Ratios and supplemental data:
Net assets, end of period (in 000's)                          $55,849    $91,852    $127,722    $166,577    $235,481
========================================================      ======     ======     ========    ========    ========
Ratio of net investment income (loss) to average net assets:    4.07%(c)   5.41%        5.39%       5.87%       6.33%
========================================================      ======     ======     ========    ========    ========
Ratio of expenses to average net assets (excluding interest
  expense):                                                     2.14%(c)   2.17%        2.16%       2.04%       2.03%
========================================================      ======     ======     ========    ========    ========
Ratio of interest expense to average net assets                 0.04%      0.29%          --          --          --
========================================================      ======     ======     ========    ========    ========
Portfolio turnover rate                                          110%       305%         241%        268%        385%
========================================================      ======     ======     ========    ========    ========

(a) These selected per share data were calculated based upon average shares outstanding during the period.
(b) Total return does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average net assets of $71,016,370.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                        CLASS C                               ADVISOR CLASS
                                                  -------------------    --------------------------------------------------------
                                                                                                                     JUNE 1, 1995
                                                                                  YEAR ENDED OCTOBER 31,                  TO
                                                   MARCH 1, 1999 TO      ----------------------------------------    OCTOBER 31,
                                                  OCTOBER 31, 1999(a)    1999(a)    1998(a)    1997(a)    1996(a)      1995(a)
                                                  -------------------    -------    -------    -------    -------    ------------
Net asset value, beginning of period                    $ 8.63           $ 9.00     $ 8.61     $ 8.73     $ 8.80        $ 8.98
----------------------------------------------          ------           ------     ------     ------     ------        ------
Income from investment operations:
  Net investment income                                   0.20             0.45       0.56       0.55       0.60          0.26
----------------------------------------------          ------           ------     ------     ------     ------        ------
  Net realized and unrealized gain (loss) on
    investments                                          (0.44)           (0.77)      0.37      (0.13)      0.03         (0.19)
----------------------------------------------          ------           ------     ------     ------     ------        ------
    Net increase (decrease) from investment
      operations                                         (0.24)           (0.32)      0.93       0.42       0.63          0.07
----------------------------------------------          ------           ------     ------     ------     ------        ------
Distributions to shareholders:
  From net investment income                             (0.21)           (0.46)     (0.19)     (0.33)     (0.60)        (0.25)
----------------------------------------------          ------           ------     ------     ------     ------        ------
  From net realized gain on investments                     --               --         --         --      (0.10)           --
----------------------------------------------          ------           ------     ------     ------     ------        ------
  In excess of net investment income                        --               --      (0.35)     (0.21)        --            --
----------------------------------------------          ------           ------     ------     ------     ------        ------
    Total distributions                                  (0.21)           (0.46)     (0.54)     (0.54)     (0.70)        (0.25)
----------------------------------------------          ------           ------     ------     ------     ------        ------
Net asset value, end of period                          $ 8.18           $ 8.22     $ 9.00     $ 8.61     $ 8.73        $ 8.80
==============================================          ======           ======     ======     ======     ======        ======
Total return(b)                                          (2.80)%          (3.73)%    11.18%      5.15%      7.49%         0.83%
==============================================          ======           ======     ======     ======     ======        ======
Ratios and supplemental data:
Net assets, end of period (in 000's)                    $  243           $  206     $  421     $  116     $   86        $  131
==============================================          ======           ======     ======     ======     ======        ======
Ratio of net investment income (loss) to average
  net assets:                                             4.07%(c)         5.07%(d)   6.41%      6.39%      6.87%         7.33%(e)
==============================================          ======           ======     ======     ======     ======        ======
Ratio of expenses to average net assets
  (excluding interest expense):                           2.14%(c)         1.14%(d)   1.17%      1.16%      1.04%         1.03%(e)
==============================================          ======           ======     ======     ======     ======        ======
Ratio of interest expense to average net assets           0.04%            0.04%      0.29%        --         --            --
==============================================          ======           ======     ======     ======     ======        ======
Portfolio turnover rate                                    110%             110%       305%       241%       268%          385%
==============================================          ======           ======     ======     ======     ======        ======

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $196,715.
(d)  Ratios are based on average net assets of $468,333.
(e)  Annualized.

NOTE 9-SUBSEQUENT EVENT

On November 3, 1999, the Board of Trustees approved the conversion of Advisor Class Shares into Class A Shares. The proposed effective date of this conversion is February 11, 2000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Global Growth & Income Fund and Board of Trustees of AIM Investment Funds:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Growth & Income Fund at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                /s/ PRICEWATERHOUSECOOPERS LLP
                                                    PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       December 23, 1999

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                      SHARES         VALUE

DOMESTIC COMMON STOCKS-37.35%

BANKS (MONEY CENTER)-2.32%

Bank of America Corp.                   230,000   $ 14,806,250
--------------------------------------------------------------

BANKS (REGIONAL)-2.35%

First Tennessee National Corp.          440,800     14,987,200
--------------------------------------------------------------

BEVERAGES (ALCOHOLIC)-3.12%

Anheuser-Busch Companies, Inc.          188,371     13,527,392
--------------------------------------------------------------
Brown-Forman Corp.-Class B               93,600      6,318,000
--------------------------------------------------------------
                                                    19,845,392
--------------------------------------------------------------

ELECTRIC COMPANIES-3.72%

Southern Co.                            420,000     11,156,250
--------------------------------------------------------------
Texas Utilities Co.                     323,000     12,516,250
--------------------------------------------------------------
                                                    23,672,500
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.56%

Emerson Electric Co.                    165,000      9,910,312
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.98%

American General Corp.                  170,000     12,611,875
--------------------------------------------------------------

FOODS-2.77%

Bestfoods                               300,000     17,625,000
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-3.19%

Bristol-Myers Squibb Co.                264,800     20,339,950
--------------------------------------------------------------

INVESTMENT MANAGEMENT-1.22%

PIMCO Advisors Holdings L.P.            225,000      7,804,688
--------------------------------------------------------------

OIL (INTERNATIONAL
  INTEGRATED)-3.04%

Mobil Corp.                             200,500     19,348,250
--------------------------------------------------------------

PERSONAL CARE-1.18%

Avon Products, Inc.                     234,000      7,546,500
--------------------------------------------------------------

PUBLISHING-3.03%

McGraw-Hill Cos., Inc. (The)            324,000     19,318,500
--------------------------------------------------------------

REAL ESTATE INVESTMENT
  TRUSTS-2.88%

Equity Office Properties Trust          457,000     10,111,125
--------------------------------------------------------------
Equity Residential Properties
  Trust                                 197,000      8,237,063
--------------------------------------------------------------
                                                    18,348,188
--------------------------------------------------------------

SERVICES (COMMERCIAL &
  CONSUMER)-1.43%

Dun & Bradstreet Corp. (The)            309,800      9,100,375
--------------------------------------------------------------

TELEPHONE-2.55%

Bell Atlantic Corp.                     250,000     16,234,375
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE


TOBACCO-1.01%

Philip Morris Companies, Inc.           255,000   $  6,422,813
--------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $165,685,250)                          237,922,168
--------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-31.16%

AUSTRALIA-3.10%

Foster's Brewing Group Ltd.
  (Beverages-Alcoholic)               3,500,000      9,305,685
--------------------------------------------------------------
National Australia Bank Ltd.
  (Banks-Major Regional)                674,825     10,417,395
--------------------------------------------------------------
                                                    19,723,080
--------------------------------------------------------------

BELGIUM-1.47%

Electrabel S.A. (Electric
  Companies)                             27,760      9,158,659
--------------------------------------------------------------
Fortis A.G.-CVG
  (Financial-Diversified)(a)             34,440        185,149
--------------------------------------------------------------
                                                     9,343,808
--------------------------------------------------------------

FRANCE-2.50%

Compagnie de Saint Gobain
  (Manufacturing-Diversified)(a)         51,000      8,853,001
--------------------------------------------------------------
Pernod Ricard
  (Beverages-Non-alcoholic)             104,720      7,072,957
--------------------------------------------------------------
                                                    15,925,958
--------------------------------------------------------------

GERMANY-0.98%

MobilCom A.G.
  (Telecommunications-Cellular/
  Wireless)                             120,000      6,223,928
--------------------------------------------------------------

ITALY-1.16%

Seat Pagine Gialle S.p.A.
  (Publishing)(a)                     5,200,000      7,412,744
--------------------------------------------------------------

NETHERLANDS-6.71%

ING Groep N.V. (Insurance Brokers)      176,878     10,435,619
--------------------------------------------------------------
Koninklijke KPN N.V.
  (Telecommunications-Long
  Distance)                             220,005     11,292,751
--------------------------------------------------------------
Royal Dutch Petroleum Co.
  (Oil-International Integrated)        351,840     21,035,811
--------------------------------------------------------------
                                                    42,764,181
--------------------------------------------------------------

NEW ZEALAND-1.62%

Telecom Corp. of New Zealand Ltd.
  (Telephone)                         2,264,200      9,120,112
--------------------------------------------------------------
Telecom Corp. of New Zealand
  Ltd.-ADR (Telephone)                   38,000      1,235,000
--------------------------------------------------------------
                                                    10,355,112
--------------------------------------------------------------

SWITZERLAND-3.07%

Julius Baer Holding A.G.
  (Banks-Major Regional)                  4,400     13,231,455
--------------------------------------------------------------
Swisscom A.G. (Telephone)                20,820      6,342,815
--------------------------------------------------------------
                                                    19,574,270
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

UNITED KINGDOM-10.55%

Abbey National PLC (Savings & Loan
  Companies)                            170,000   $  3,326,014
--------------------------------------------------------------
Allied Zurich PLC
  (Insurance-Mulit-Line)                600,000      7,250,481
--------------------------------------------------------------
Cadbury Schweppes PLC (Foods)         1,863,600     12,217,480
--------------------------------------------------------------
CGU PLC (Insurance Brokers)             694,750     10,125,944
--------------------------------------------------------------
Diageo PLC (Beverages-Alcoholic)        659,559      6,668,943
--------------------------------------------------------------
EMAP PLC (Publishing)                   250,000      3,247,098
--------------------------------------------------------------
EMI Group PLC (Leisure
  Time-Products)                        853,500      6,707,484
--------------------------------------------------------------
Lloyds TSB Group PLC (Banks-Major
  Regional)                             688,428      9,524,471
--------------------------------------------------------------
Reckitt & Colman PLC (Household
  Products/ Non-durables)               668,093      8,111,770
--------------------------------------------------------------
                                                    67,179,685
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $147,527,140)                                198,502,766
--------------------------------------------------------------

                                     PRINCIPAL
                                      AMOUNT

NON-U.S. DOLLAR DENOMINATED
GOVERNMENT BONDS & NOTES-15.27%

DENMARK-1.36%

Kingdom of Denmark, Bonds, 8.00%,
  03/15/06                         DKK  54,000,000    8,647,572
--------------------------------------------------------------

FRANCE-3.76%

Government of France, Deb., 4.00%,
  10/25/09                         EUR  25,200,000   23,913,664
--------------------------------------------------------------

GERMANY-5.19%

Bundesrepublik Deutschland, Bonds,
  8.375%, 05/21/01             EUR   19,000,000     21,336,865
--------------------------------------------------------------
  6.00%, 01/04/07                     4,600,000      5,085,825
--------------------------------------------------------------
  6.50%, 07/04/27                     5,800,000      6,651,676
--------------------------------------------------------------
                                                    33,074,366
--------------------------------------------------------------

UNITED KINGDOM-4.96%

United Kingdom Treasury, Bond,
  7.00%, 06/07/02              GBP    5,500,000      9,225,047
--------------------------------------------------------------
  Gtd. Note, 9.00%, 10/13/08          4,500,000      9,048,837
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

UNITED KINGDOM-(CONTINUED)

  Gtd. Bond, 9.00%, 08/06/12   GBP    6,022,000   $ 13,324,001
--------------------------------------------------------------
                                                    31,597,885
--------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Government Bonds
      & Notes (Cost $98,119,358)                    97,233,487
--------------------------------------------------------------

U.S. TREASURY SECURITIES-13.76%

U.S. TREASURY NOTES-8.76%

  6.63%, 06/30/01                   $35,550,000     36,012,505
--------------------------------------------------------------
  5.63%, 05/15/08                    20,500,000     19,787,227
--------------------------------------------------------------
                                                    55,799,732
--------------------------------------------------------------

U.S. TREASURY BONDS-5.00%

  8.75%, 08/15/20                    15,120,000     18,950,350
--------------------------------------------------------------
  6.50%, 11/15/26                    12,745,000     12,898,832
--------------------------------------------------------------
                                                    31,849,182
--------------------------------------------------------------
    Total U.S. Treasury Securities
      (Cost $87,847,744)                            87,648,914
--------------------------------------------------------------

                                      SHARES

MONEY MARKET FUNDS-1.77%

STIC Liquid Assets Portfolio(c)       5,642,621      5,642,621
--------------------------------------------------------------
STIC Prime Portfolio(c)               5,642,621      5,642,621
--------------------------------------------------------------
    Total Money Market Funds (Cost
      $11,285,242)                                  11,285,242
--------------------------------------------------------------
TOTAL INVESTMENTS-99.31%                           632,592,577
--------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.69%                                  4,397,411
--------------------------------------------------------------
NET ASSETS-100.00%                                $636,989,988
==============================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Deb. - Debentures
Gtd. - Guaranteed

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)Foreign denominated security. Par value and coupon are denominated in currency indicated.
(c)The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999


ASSETS:

Investments, at value (cost $510,464,734)       $632,592,577
------------------------------------------------------------
Cash                                               1,245,276
------------------------------------------------------------
Receivables for:
  Investments sold                                 1,922,211
------------------------------------------------------------
  Fund shares sold                                   986,563
------------------------------------------------------------
  Dividends and interest                           5,456,781
------------------------------------------------------------
Other assets                                             651
------------------------------------------------------------
    Total assets                                 642,204,059
------------------------------------------------------------

LIABILITIES:

Payables for:
  Forward contracts closed                         1,618,625
------------------------------------------------------------
  Fund shares reacquired                           2,270,985
------------------------------------------------------------
Forward contracts                                     32,908
------------------------------------------------------------
Accrued administrative services fees                  11,447
------------------------------------------------------------
Accrued advisory fees                                526,363
------------------------------------------------------------
Accrued distribution fees                            423,592
------------------------------------------------------------
Accrued transfer agent fees                           84,253
------------------------------------------------------------
Accrued trustees' fees                                 1,500
------------------------------------------------------------
Accrued operating expenses                           244,398
------------------------------------------------------------
    Total liabilities                              5,214,071
------------------------------------------------------------
Net assets applicable to shares outstanding     $636,989,988
============================================================

NET ASSETS:

Class A                                         $254,060,449
============================================================
Class B                                         $376,180,588
============================================================
Class C                                         $  1,344,034
============================================================
Advisor Class                                   $  5,404,917
============================================================
SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           32,565,310
============================================================
Class B                                           48,228,206
============================================================
Class C                                              172,358
============================================================
Advisor Class                                        693,765
============================================================
Class A:
  Net asset value and redemption price per
    share                                       $       7.80
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $7.80 / 94.50%)         $       8.25
============================================================
Class B:
  Net asset value and offering price per share  $       7.80
============================================================
Class C:
  Net asset value and offering price per share  $       7.80
============================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                             $       7.79
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999


INVESTMENT INCOME:

Dividends (net of $815,230 foreign withholding
  tax)                                          $ 16,045,328
------------------------------------------------------------
Interest                                          13,957,993
------------------------------------------------------------
Securities lending                                   193,458
------------------------------------------------------------
    Total investment income                       30,196,779
------------------------------------------------------------

EXPENSES:

Advisory and administrative fees                   7,315,050
------------------------------------------------------------
Accounting services fees                             207,383
------------------------------------------------------------
Custodian fees                                       358,452
------------------------------------------------------------
Distribution fees -- Class A                       1,039,956
------------------------------------------------------------
Distribution fees -- Class B                       4,535,906
------------------------------------------------------------
Distribution fees -- Class C                           6,314
------------------------------------------------------------
Trustees' fees                                        35,961
------------------------------------------------------------
Transfer agent fees -- Class A                       508,709
------------------------------------------------------------
Transfer agent fees -- Class B                       776,580
------------------------------------------------------------
Transfer agent fees -- Class C                         1,110
------------------------------------------------------------
Transfer agent fees -- Advisor Class                   9,861
------------------------------------------------------------
Interest expense                                      15,102
------------------------------------------------------------
Other                                                608,387
------------------------------------------------------------
    Total expenses                                15,418,771
------------------------------------------------------------
Less: Expenses paid indirectly                        (4,831)
------------------------------------------------------------
    Net expenses                                  15,413,940
------------------------------------------------------------
Net investment income                             14,782,839
------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  AND FORWARD CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           59,608,133
------------------------------------------------------------
  Foreign currencies                                (573,951)
------------------------------------------------------------
  Forward currency contracts                         589,736
------------------------------------------------------------
                                                  59,623,918
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (64,691,362)
------------------------------------------------------------
  Foreign currencies                                (204,635)
------------------------------------------------------------
  Forward currency contracts                        (257,665)
------------------------------------------------------------
                                                 (65,153,662)
------------------------------------------------------------
  Net gain (loss) from investment securities,
    foreign currencies and forward currency
    contracts                                     (5,529,744)
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $  9,253,095
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                  1999             1998
                                                              -------------    ------------
OPERATIONS:

  Net investment income                                       $  14,782,839    $ 12,068,853
-------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and forward currency contracts                    59,623,918     146,741,450
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and forward
    currency contracts                                          (65,153,662)    (29,909,686)
-------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations          9,253,095     128,900,617
-------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                        (3,856,782)     (4,583,653)
-------------------------------------------------------------------------------------------
  Class B                                                        (2,710,473)     (4,410,176)
-------------------------------------------------------------------------------------------
  Class C                                                              (654)             --
-------------------------------------------------------------------------------------------
  Advisor Class                                                     (96,889)       (100,933)
-------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (50,854,509)     (8,368,465)
-------------------------------------------------------------------------------------------
  Class B                                                       (78,557,367)    (13,388,382)
-------------------------------------------------------------------------------------------
  Class C                                                            (9,250)             --
-------------------------------------------------------------------------------------------
  Advisor Class                                                  (1,015,481)       (131,267)
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        (1,923,750)    (24,946,235)
-------------------------------------------------------------------------------------------
  Class B                                                       (30,585,595)    (31,695,480)
-------------------------------------------------------------------------------------------
  Class C                                                         1,396,141              --
-------------------------------------------------------------------------------------------
  Advisor Class                                                    (873,736)      3,071,389
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (159,835,250)     44,347,415
-------------------------------------------------------------------------------------------
NET ASSETS:

  Beginning of period                                           796,825,238     752,477,823
-------------------------------------------------------------------------------------------
  End of period                                               $ 636,989,988    $796,825,238
===========================================================================================
NET ASSETS CONSIST OF:
  Shares of beneficial interest                               $ 455,586,900    $467,573,561
-------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, and forward currency
    contracts                                                    59,366,359     142,061,286
-------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and forward currency contracts                   122,036,729     187,190,391
-------------------------------------------------------------------------------------------
                                                              $ 636,989,988    $796,825,238
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Growth & Income Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of four different classes of shares:
Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital together with current income.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions are declared and paid quarterly. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for Federal income tax purposes. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
     On October 31, 1999, undistributed net investment income was decreased by $8,118,041, undistributed net realized gains decreased by $11,882,238 and paid-in capital increased by $20,000,279 as a result of differing book/tax treatment of foreign currency transactions and equalization credits in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
     Outstanding forward currency contracts at October 31, 1999 were as follows:

                                                                           UNREALIZED
   SETTLEMENT               CONTRACT TO      CONTRACT TO                  APPRECIATION
   DATE                       DELIVER          RECEIVE        VALUE      (DEPRECIATION)
   ----------             ----------------   -----------   -----------   --------------
   02/09/00               GBP   19,600,000   $32,208,288   $32,241,196      $(32,908)
   ====================================================================================

F. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

G. Foreign Securities -- There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

H. Indexed Securities -- The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO Asset Management Limited is the Fund's subadvisor. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual rate of 1.75%, 2.40%, 2.40% and 1.40% of the average daily net assets of the Fund's Class A, Class B, Class C and Advisor Class shares, respectively.
  Effective July 1, 1999, the Trust entered into a master administrative services agreement with AIM, replacing the prior pricing and accounting agreement. The Fund, pursuant to the master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Prior to July 1, 1999, AIM was the pricing and accounting agent for the Fund. The monthly fee for these services paid to AIM was a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate was derived based on the aggregate net assets of the funds which comprised the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee was calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets. For the year ended October 31, 1999, AIM was paid $207,383 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 1999, AFS was paid $1,226,855 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $1,039,956, $4,535,906 and $6,314, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $80,124 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $3,994 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in custodian fees of $4,831 under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $4,831 during the year ended October 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the Fund, along with certain other funds advised and/or administered by AIM, had a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allowed the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000.
  During the year ended October 31, 1999, the average outstanding daily balance of bank loans for the Fund was $268,364 with a weighted average interest rate of 5.63%. Interest expense for the Fund for the year ended October 31, 1999 was $15,102.

NOTE 5-PORTFOLIO SECURITIES LOANED

At October 31, 1999, securities with an aggregate value of $926,250 were on loan to brokers. The loans were secured by cash collateral of $944,775 received by the Fund. For the year ended October 31, 1999, the Fund received fees of $193,458 for securities lending.
  For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $654,207,941 and $785,726,810, respectively.
  The amount of unrealized appreciation of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                        $131,225,983
---------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities     (10,184,073)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $121,041,910
=========================================================
Cost of investments for tax purposes is
  $511,550,667.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                         1999                          1998
                                                              ---------------------------   ---------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              -----------   -------------   -----------   -------------
Sold:
  Class A                                                       8,613,668   $  72,437,015    40,631,419   $ 363,947,180
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       5,303,281      44,812,675    12,852,707     115,998,695
-----------------------------------------------------------------------------------------------------------------------
  Class C*                                                        195,189       1,576,712            --              --
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                   328,566       2,706,042     4,670,023      41,740,705
-----------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                       6,015,569      49,459,293     1,294,169      11,189,344
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       8,680,071      71,410,220     1,736,739      14,930,372
-----------------------------------------------------------------------------------------------------------------------
  Class C*                                                          1,149           9,140            --              --
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                   135,251       1,109,119        25,259         222,124
-----------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (15,145,571)   (123,820,058)  (44,464,914)   (400,082,759)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (18,003,582)   (146,808,490)  (17,992,943)   (162,624,547)
-----------------------------------------------------------------------------------------------------------------------
  Class C*                                                        (23,980)       (189,711)           --              --
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                  (552,173)     (4,688,897)   (4,285,866)    (38,891,440)
-----------------------------------------------------------------------------------------------------------------------
                                                               (4,452,562)  $ (31,986,940)   (5,533,407)  $ (53,570,326)
=======================================================================================================================

* Class C shares commenced sales on March 1, 1999.

NOTE 8-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                        CLASS A
                                                                --------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                                --------------------------------------------------------
                                                                1999(a)     1998(a)     1997(a)       1996        1995
                                                                --------    --------    --------    --------    --------
Net asset value, beginning of period                            $   9.26    $   8.21    $   7.11    $   6.35    $   6.21
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.20        0.17        0.21        0.22        0.24
------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments           (0.05)       1.25        1.12        0.82        0.13
------------------------------------------------------------------------------------------------------------------------
    Net increase from investment operations                         0.15        1.42        1.33        1.04        0.37
------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income                                       (0.11)      (0.13)      (0.21)      (0.24)      (0.22)
------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments                            (1.50)      (0.24)      (0.02)      (0.04)      (0.01)
------------------------------------------------------------------------------------------------------------------------
    Total distributions                                            (1.61)      (0.37)      (0.23)      (0.28)      (0.23)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $   7.80    $   9.26    $   8.21    $   7.11    $   6.35
========================================================================================================================
Total return(b)                                                     1.03%      17.76%      19.01%      16.80%       6.27%
========================================================================================================================
Ratios and supplemental data:

Net assets, end of period (in 000's)                            $254,060    $306,279    $292,528    $286,203    $284,069
========================================================================================================================
Ratio of net investment income to average net assets:               2.34%(c)    1.87%       2.74%       3.17%       3.85%
========================================================================================================================
Ratio of expenses to average net assets:                            1.65%(c)    1.65%       1.64%       1.66%       1.74%
========================================================================================================================
Portfolio turnover rate                                               89%         92%         50%         39%         83%
========================================================================================================================

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average net assets of $297,130,261.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                      CLASS B
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                              1999(a)     1998(a)     1997(a)       1996        1995
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period                          $   9.25    $   8.21    $   7.11    $   6.35    $   6.21
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.14        0.11        0.16        0.17        0.20
----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments         (0.04)       1.25        1.13        0.82        0.13
----------------------------------------------------------------------------------------------------------------------
    Net increase from investment operations                       0.10        1.36        1.29        0.99        0.33
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income                                     (0.05)      (0.08)      (0.17)      (0.20)      (0.18)
----------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments                          (1.50)      (0.24)      (0.02)      (0.03)      (0.01)
----------------------------------------------------------------------------------------------------------------------
    Total distributions                                          (1.55)      (0.32)      (0.19)      (0.23)      (0.19)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   7.80    $   9.25    $   8.21    $   7.11    $   6.35
======================================================================================================================
Total return(b)                                                   0.42%      16.93%      18.28%      16.06%       5.57%
======================================================================================================================
Ratios and supplemental data:

Net assets, end of period (in 000's)                          $376,181    $483,307    $456,893    $383,966    $356,796
======================================================================================================================
Ratio of net investment income to average net assets:             1.69%(c)    1.22%       2.09%       2.52%       3.20%
======================================================================================================================
Ratio of expenses to average net assets:                          2.30%(c)    2.30%       2.29%       2.31%       2.39%
======================================================================================================================
Portfolio turnover rate                                             89%         92%         50%         39%         83%
======================================================================================================================

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average net assets of $453,590,643.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                    CLASS C                       ADVISOR CLASS
                                              -------------------   ------------------------------------------
                                                 MARCH 1, 1999                YEAR ENDED OCTOBER 31,               JUNE 1, 1995
                                                      TO            ------------------------------------------          TO
                                              OCTOBER 31, 1999(a)   1999(a)     1998(a)     1997(a)      1996    OCTOBER 31, 1995
                                              -------------------   -------     -------     -------     ------   ----------------
Net asset value, beginning of period                $ 8.05          $ 9.26      $ 8.20      $ 7.10      $ 6.35        $ 6.24
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                        0.10            0.22        0.21        0.23        0.23          0.11
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments                                      (0.26)          (0.05)       1.25        1.13        0.82          0.13
---------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment
      operations                                     (0.16)           0.17        1.46        1.36        1.05          0.24
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income                         (0.02)          (0.14)      (0.16)      (0.24)      (0.26)        (0.13)
---------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments              (0.07)          (1.50)      (0.24)      (0.02)      (0.04)           --
---------------------------------------------------------------------------------------------------------------------------------
    Total distributions                              (0.09)          (1.64)      (0.40)      (0.26)      (0.30)        (0.13)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $ 7.80          $ 7.79      $ 9.26      $ 8.20      $ 7.10        $ 6.35
=================================================================================================================================
Total return(b)                                      (1.98)%          1.30%      18.27%      19.23%      17.19%         3.83%
=================================================================================================================================
Ratios and supplemental data:

Net assets, end of period (in 000's)                $1,344          $5,405      $7,239      $3,057      $3,085        $  944
=================================================================================================================================
Ratio of net investment income to average
  net assets:                                         1.69%(c)        2.69%(d)    2.22%       3.09%       3.52%         4.20%(e)
=================================================================================================================================
Ratio of expenses to average net assets:              2.30%(c)        1.30%(d)    1.30%       1.29%       1.31%         1.39%(e)
=================================================================================================================================
Portfolio turnover rate                                 89%             89%         92%         50%         39%           83%
=================================================================================================================================

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $944,451.
(d)  Ratios are based on average net assets of $5,759,984.
(e)  Annualized.

NOTE 9-SUBSEQUENT EVENT

On November 3, 1999, the Board of Trustees approved the conversion of Advisor Class Shares into Class A Shares. The proposed effective date of this conversion is February 11, 2000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Strategic Income Fund and Board of Trustees of AIM Investment Funds:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Strategic Income Fund at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                  /s/ PRICEWATERHOUSECOOPERS LLP
                                                      PRICEWATERHOUSECOOPERS LLP


                       Boston, Massachusetts
                       December 23, 1999

SCHEDULE OF INVESTMENTS

October 31, 1999

                                    PRINCIPAL        MARKET
                                    AMOUNT(a)        VALUE
U.S. DOLLAR DENOMINATED
  NON-CONVERTIBLE BONDS &
  NOTES-54.60%

AEROSPACE/DEFENSE-0.73%

Sequa Corp.-Class A, Sr. Unsec.
  Notes, 9.00%, 08/01/09           $  1,400,000   $  1,368,500
--------------------------------------------------------------

AIRLINES-0.47%

Northwest Airlines Corp., Unsec.
  Gtd. Notes, 7.875%, 03/15/08        1,000,000        885,550
--------------------------------------------------------------

AUTO PARTS & EQUIPMENT-1.25%

American Axle & Manufacturing,
  Inc., Sr. Unsec. Gtd. Sub.
  Notes, 9.75%, 03/01/09              1,400,000      1,386,000
--------------------------------------------------------------
Gentek, Inc., Sr. Gtd. Sub.
  Notes, 11.00%, 08/01/09
  (Acquired 08/03/99; Cost
  $950,000)(b)                          950,000        959,500
--------------------------------------------------------------
                                                     2,345,500
--------------------------------------------------------------

BANKS (MONEY CENTER)-3.07%

Chase Manhattan Corp., Unsec.
  Sub. Notes, 6.25%, 01/15/06         2,835,000      2,713,676
--------------------------------------------------------------
Sanwa Finance Aruba AEC (Aruba),
  Unsec. Gtd. Unsub. Notes,
  8.35%, 07/15/09                     3,000,000      3,053,160
--------------------------------------------------------------
                                                     5,766,836
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-3.46%

Comcast Cable Communications,
  Unsec. Unsub. Notes, 6.20%,
  11/15/08(o)                         4,200,000      3,889,452
--------------------------------------------------------------
Lenfest Communications, Inc., Sr.
  Unsec. Sub. Notes, 8.25%,
  02/15/08                            1,850,000      1,859,250
--------------------------------------------------------------
LIN Television Corp., Sr. Unsec.
  Gtd. Sub. Notes, 8.375%,
  03/01/08                              800,000        748,000
--------------------------------------------------------------
                                                     6,496,702
--------------------------------------------------------------

BUILDING MATERIALS-0.55%

Blount Inc., Sr. Sub Notes,
  13.00%, 08/01/09(c)                 1,000,000      1,032,500
--------------------------------------------------------------

CHEMICALS-0.75%

Lyondell Chemical Co., Sr. Gtd.
  Sub. Notes, 10.875%, 05/01/09       1,400,000      1,400,000
--------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-1.52%

Huntsman ICI Chemicals LLC, Sr.
  Unsec. Sub. Notes, 10.125%,
  07/01/09 (Acquired 06/22/99;
  Cost $1,750,000)(b)                 1,750,000      1,758,750
--------------------------------------------------------------
ZSC Specialty Chemicals PLC
  (United Kingdom), Sr. Gtd.
  Unsub. Notes, 11.00%,
  07/01/09(c)                         1,100,000      1,105,500
--------------------------------------------------------------
                                                     2,864,250
--------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                    AMOUNT(a)        VALUE
COMMUNICATIONS EQUIPMENT-0.55%

Williams Communications Group,
  Inc., Sr. Unsec. Notes,
  10.875%, 10/01/09                $  1,000,000   $  1,030,000
--------------------------------------------------------------

COMPUTERS (HARDWARE)-0.53%

Chippac International Ltd., Sr.
  Unsec. Gtd. Sub. Notes, 12.75%,
  08/01/09 (Acquired 07/23/99;
  Cost $1,000,000)(b)                 1,000,000        995,000
--------------------------------------------------------------

COMPUTERS (NETWORKING)-0.45%

Intersil Corp., 13.25%, 08/15/09
  (Acquired 08/06/99; Cost
  $800,000)(b)(d)                           800        852,000
--------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-1.30%

PSINet Inc., Sr. Notes, 11.00%,
  08/01/09 (Acquired 07/16/99;
  Cost $1,000,000)(b)                 1,000,000      1,030,000
--------------------------------------------------------------
Rythms NetConnections Inc., Sr.
  Unsec. Notes, 12.75%, 04/15/09      1,575,000      1,405,687
--------------------------------------------------------------
                                                     2,435,687
--------------------------------------------------------------

CONSUMER FINANCE-1.94%

AmeriCredit Corp., Sr. Gtd. Sub.
  Notes, 9.875%, 04/15/06             1,000,000        995,000
--------------------------------------------------------------
General Motors Acceptance Corp.,
  Unsec. Notes, 6.625%, 10/15/05      2,700,000      2,643,921
--------------------------------------------------------------
                                                     3,638,921
--------------------------------------------------------------

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-0.43%

Viasystems Group, Inc., Sr. Sub
  Unsec. Notes, 9.75%, 06/01/07       1,000,000        805,000
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-0.51%

Lodgian Financing Corp., Sr.
  Unsec. Gtd. Sub. Notes, 12.25%,
  07/15/09(c)                         1,000,000        965,000
--------------------------------------------------------------

FOODS-1.44%

Eagle Family Foods-Series B,
  Unsec. Gtd. Notes, 8.75%,
  01/15/08                            1,735,000      1,344,625
--------------------------------------------------------------
Vlasic Foods International
  Inc.-Series B, Sr. Unsec. Sub.
  Notes, 10.25%, 07/01/09             1,450,000      1,370,250
--------------------------------------------------------------
                                                     2,714,875
--------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-4.63%

Hollywood Casino Corp., Sr. Sec.
  Gtd. Sub. Notes, 11.25%,
  05/01/07                            3,000,000      3,022,500
--------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                    AMOUNT(a)        VALUE
GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-(CONTINUED)

Hollywood Casino Corp.-Class A,
  1st Mortgage, 13.00%, 08/01/06(c) $ 1,000,000   $  1,040,000
--------------------------------------------------------------
Hollywood Park, Inc.-Series B,
  Sr. Gtd. Unsec. Sub. Notes,
  9.25%, 02/15/07(o)                    750,000        728,437
--------------------------------------------------------------
Horseshoe Gaming Holding Corp.,
  Sr. Unsec. Gtd. Notes, 8.675%,
  05/15/09                            1,350,000      1,299,375
--------------------------------------------------------------
Isle of Capri Casinos, Inc.,
  Unsec. Gtd. Sub. Notes, 8.75%,
  04/15/09                            1,500,000      1,361,250
--------------------------------------------------------------
Mandalay Resort Group, Sr. Sub.
  Notes, 9.25%, 12/01/05              1,250,000      1,256,250
--------------------------------------------------------------
                                                     8,707,812
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.49%

ICN Pharmaceuticals, Inc., Sr.
  Notes, 8.75%, 11/15/08
  (Acquired 07/15/99; Cost
  $969,900)(b)                        1,000,000        917,500
--------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.52%

Triad Hospitals Holdings Inc.,
  Sr. Sub. Notes, 11.00%,
  05/15/09(c)                         1,000,000        982,500
--------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.53%

Express Scripts, Inc.-Class A,
  Sr. Gtd. Sub. Notes, 9.625%,
  06/15/09                            1,000,000      1,005,000
--------------------------------------------------------------

HOMEBUILDING-0.93%

Engle Homes, Inc.-Series C, Sr.
  Unsec. Gtd. Notes, 9.25%,
  02/01/08                            2,000,000      1,750,000
--------------------------------------------------------------

HOUSEHOLD FURNISHING & APPLIANCES-0.38%

Winsloew Furniture, Inc., 12.75%,
  08/15/07(c)(d)                            750        718,125
--------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-0.62%

Goldman Sachs Group, Inc. (The),
  Medium Term Notes, 2.00%,
  07/01/06                            1,100,000      1,167,375
--------------------------------------------------------------

IRON & STEEL-0.51%

Acme Metal, Inc., Sr. Unsec. Gtd.
  Deb., 10.875%, 12/15/07(e)            780,000        167,700
--------------------------------------------------------------
Republic Technologies International
  LLC/RTI Capital Corp., 13.75%,
  07/15/09 (Acquired 08/06/99;
  Cost $839,035)(b)(d)                      850        790,500
--------------------------------------------------------------
                                                       958,200
--------------------------------------------------------------

LEISURE TIME (PRODUCTS)-2.06%

Boca Resorts, Inc.-Class A, Sr.
  Gtd. Sub Notes, 9.875%, 04/15/09    2,050,000      1,937,250
--------------------------------------------------------------
Premier Parks Inc., Sr. Notes,
  9.75%, 06/15/07                     1,150,000      1,135,625
--------------------------------------------------------------
Riddell Sports Inc., Sr. Unsec.
  Gtd. Notes, 10.50%, 07/15/07          950,000        793,250
--------------------------------------------------------------
                                                     3,866,125
--------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                    AMOUNT(a)        VALUE
MACHINERY (DIVERSIFIED)-1.06%

SCG Holding Corp./Semiconductor
  Components Industries LLC, Sr.
  Sub. Notes, 12.00%, 08/01/09
  (Acquired 08/03/99; Cost
  $1,010,000)(b)                   $  1,000,000   $  1,025,000
--------------------------------------------------------------
Wec Co., Sr. Notes, 12.00%,
  07/15/09 (Acquired 07/23/99;
  Cost $1,000,000)(b)                 1,000,000        975,000
--------------------------------------------------------------
                                                     2,000,000
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-1.22%

TeleCorp PCS, Inc., Sr. Disc.
  Sub. Notes, 11.625%, 04/15/09
  (Acquired 04/20/99; Cost
  $1,906,254)(b)(f)                   3,250,000      2,006,875
--------------------------------------------------------------
Mechala Group (Jamaica) Series B,
  Sr. Gtd. Sub. Notes, 12.75%,
  12/30/99                              719,000        282,208
--------------------------------------------------------------
                                                     2,289,083
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-1.48%

Fairchild Corp. (The)-Class A,
  Sr. Unsec. Gtd. Sub. Notes,
  10.75%, 04/15/09                    1,000,000        865,000
--------------------------------------------------------------
Fairchild Semiconductor Corp.,
  Sr. Unsec. Gtd. Sub. Notes,
  10.375%, 10/01/07                     975,000        976,219
--------------------------------------------------------------
Fisher Scientific International
  Inc., Sr. Unsec. Sub. Notes,
  9.00%, 02/01/08                     1,000,000        945,000
--------------------------------------------------------------
                                                     2,786,219
--------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.49%

United Stationers Supply Co., Sr.
  Unsec. Gtd. Sub. Notes, 8.375%,
  04/15/08                            1,000,000        912,500
--------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-0.41%

Vintage Petroleum, Inc., Sr.
  Unsec. Sub. Notes, 9.75%,
  06/30/09                              750,000        761,250
--------------------------------------------------------------

PERSONAL CARE-1.27%

Chattem, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 8.875%,
  04/01/08                            1,500,000      1,342,500
--------------------------------------------------------------
Drypers Corp.-Series B, Sr.
  Notes, 10.25%, 06/15/07             1,300,000      1,046,500
--------------------------------------------------------------
                                                     2,389,000
--------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.56%

Polaroid Corp., Sr. Unsec. Notes,
  11.50%, 02/15/06                    1,050,000      1,055,250
--------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.82%

Ames Department Stores, Inc., Sr.
  Gtd. Sub. Notes, 10.00%,
  04/15/06                            1,575,000      1,543,500
--------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                    AMOUNT(a)        VALUE
RETAIL (DRUG STORES)-0.57%

Duane Reade, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 9.25%,
  02/15/08                         $  1,100,000   $  1,078,000
--------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.46%

Stater Brothers Holdings Inc.,
  Sr. Notes, 10.75%, 08/15/06           850,000        869,125
--------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-0.73%

Metris Cos., Inc., Sr. Notes,
  10.125%, 07/15/06 (Acquired
  08/13/99; Cost $1,441,804)(b)       1,500,000      1,368,750
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.38%

Willis Corroon Corp., Sr. Gtd.
  Sub. Notes, 9.00%, 02/01/09           800,000        712,000
--------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL)-1.46%

American Plumbing & Mechanical
  Inc., Sr. Gtd. Sub. Notes,
  11.625%, 10/15/08(c)(o)             3,000,000      2,748,750
--------------------------------------------------------------

SOVEREIGN DEBT-7.37%

Bank of Foreign Economic Affairs
  (Vnesheconombank) (Russia),
  Interest in Arrears Notes,
  6.06%, 12/15/15(e)(g)                 278,770         32,407
--------------------------------------------------------------
  Principal Loans, 6.06%,
    12/15/20(e)(g)                   16,555,492      1,541,813
--------------------------------------------------------------
Government of Venezuela
  (Venezuela), Unsec. Bonds,
  9.25%, 09/15/27                       183,000        123,525
--------------------------------------------------------------
Republic of Argentina (Argentina),
  Unsec. Unsub. Notes, 11.75%,
  04/07/09                            1,500,000      1,479,375
--------------------------------------------------------------
  Unsec. Unsub. Bonds, 11.375%,
    01/30/17                            208,000        199,160
--------------------------------------------------------------
Republic of Brazil (Brazil),
  Bonds, 11.625%, 04/15/04            1,228,000      1,177,345
--------------------------------------------------------------
  Notes, 14.50%, 10/15/09             2,404,000      2,496,554
--------------------------------------------------------------
  Gtd. Floating Rate Bonds,
    7.00%, 04/15/12(g)                   18,000         11,942
--------------------------------------------------------------
Republic of Bulgaria (Bulgaria),
  Floating Rate PDI Deb., 6.50%,
  07/28/11(g)                           190,000        145,200
--------------------------------------------------------------
  Series A, Gtd. Bonds, 2.75%,
    07/28/12(g)                         205,000        138,552
--------------------------------------------------------------
  Series A, Gtd. Floating Rate
    Sec. Bonds, 6.50%, 07/28/24(g)      198,000        147,778
--------------------------------------------------------------
Republic of Columbia (Columbia),
  Unsub. Notes, 9.75%, 04/23/09         264,000        240,900
--------------------------------------------------------------
Republic of Kazakhstan (Kazakhstan),
  Bonds, 13.625%, 10/18/04
  (Acquired 09/28/99; Cost $59,322)(b)   60,000         59,400
--------------------------------------------------------------
Republic of Korea (Korea), Unsub.
  Unsec. Notes, 8.875%, 04/15/08        990,000      1,031,870
--------------------------------------------------------------
Republic of Malaysia (Malaysia),
  Bonds, 8.75%, 06/01/09                720,000        742,190
--------------------------------------------------------------
Republic of Panama (Panama),
  Bonds, 8.875%, 09/30/27               304,000        247,651
--------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                    AMOUNT(a)        VALUE
SOVEREIGN DEBT-(CONTINUED)

Republic of Turkey (Turkey),
  Notes, 12.00%, 12/15/08          $    240,000   $    243,000
--------------------------------------------------------------
Republic of Venezuela
  (Venezuela), Unsec. Bonds,
  9.25%, 09/15/27                       817,000        554,477
--------------------------------------------------------------
United Mexican States (Mexico),
  Bonds, 11.375%, 09/15/16              391,000        418,859
--------------------------------------------------------------
  11.50%, 05/15/26                    2,500,000      2,825,353
--------------------------------------------------------------
                                                    13,857,351
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-2.22%

Crown Castle International Corp.,
  Sr. Disc. Notes, 10.375%,
  05/15/11(f)                         1,600,000        952,000
--------------------------------------------------------------
Insight Midwest LP/Insight
  Capital Inc., Sr. Notes, 9.75%,
  10/01/09 (Acquired 09/28/99;
  Cost $500,000)(b)                     500,000        516,250
--------------------------------------------------------------
Level 3 Communications, Inc., Sr.
  Unsec. Notes, 9.125%, 05/01/08      1,500,000      1,406,250
--------------------------------------------------------------
Omnipoint Corp., Sr. Notes,
  11.50%, 09/15/09 (Acquired
  09/17/99; Cost $750,000)(b)           750,000        787,500
--------------------------------------------------------------
Worldwide Fiber, Inc. (Canada),
  Sr. Notes, 12.00%, 08/01/09(c)        500,000        502,500
--------------------------------------------------------------
                                                     4,164,500
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-1.32%

Primus Telecommunications Group,
  Inc., Sr. Notes, 11.25%, 01/15/09   1,600,000      1,480,000
--------------------------------------------------------------
Tele1 Europe B.V. (Netherlands),
  Sr. Unsec. Notes, 13.00%,
  05/15/09(c)                         1,000,000        995,000
--------------------------------------------------------------
                                                     2,475,000
--------------------------------------------------------------

TELEPHONE-0.93%

Intermedia Communications
  Inc.-Series B, Sr. Unsec.
  Notes, 9.50%, 03/01/09              1,900,000      1,752,750
--------------------------------------------------------------

TEXTILES (APPAREL)-0.47%

St. John Knits International,
  Inc., Sr. Sub. Notes, 12.50%,
  07/01/09 (Acquired 07/01/99;
  Cost $986,160)(b)                   1,000,000        875,000
--------------------------------------------------------------

TEXTILES (HOME FURNISHINGS)-0.26%

Pillowtex Corp., Sr. Sec. Gtd.
  Sub. Notes, 10.00%, 11/15/06        1,325,000        483,625
--------------------------------------------------------------

WASTE MANAGEMENT-1.50%

Allied Waste North America Inc.,
  Sr. Sub. Notes, 10.00%,
  08/01/09(c)                         3,300,000      2,821,500
--------------------------------------------------------------
    Total U.S. Dollar Denominated
      Non-Convertible Bonds &
      Notes (Cost $114,669,327)                    102,612,111
--------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                    AMOUNT(a)        VALUE
U.S. DOLLAR DENOMINATED
  CONVERTIBLE BONDS & NOTES-3.88%

LODGING-HOTELS-0.47%

Hilton Hotels Corp., Conv. Sub.
  Notes, 5.00%, 05/15/06           $  1,125,000   $    885,937
--------------------------------------------------------------

RETAIL (DRUG STORES)-1.23%

Rite Aid Corp., Conv. Unsec. Sub.
  Notes, 5.25%, 09/15/02              3,320,000      2,307,400
--------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-0.69%

Interpublic Group of Companies,
  Inc. (The), Conv. Notes, 1.87%,
  06/01/06 (Acquired 05/26/99;
  Cost $1,176,106)(b)                 1,400,000      1,298,500
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.86%

CUC International, Inc., Conv.
  Sub. Notes, 3.00%, 02/15/02         1,799,000      1,623,598
--------------------------------------------------------------

WASTE MANAGEMENT-0.63%

WMX Technologies, Conv. Sub.
  Notes, 2.00%, 01/24/05              1,445,000      1,186,706
--------------------------------------------------------------
    Total U.S. Dollar Denominated
      Convertible Bonds & Notes
      (Cost $8,877,848)                              7,302,141
--------------------------------------------------------------

                                    PRINCIPAL
                                    AMOUNT(h)
NON-U.S. DOLLAR DENOMINATED
  GOVERNMENT BONDS & NOTES-11.60%

CANADA-1.97%

Canadian Government, Bonds,
  Series H63, 10.75%,
  10/01/09                    CAD     4,065,000      3,702,317
--------------------------------------------------------------

GERMANY-5.35%

Bundesrepublik Deutschland, Bonds
  8.25%, 09/20/01             EUR     3,000,000      3,395,989
--------------------------------------------------------------
  6.50%, 07/04/27             EUR     5,800,000      6,651,676
--------------------------------------------------------------
                                                    10,047,665
--------------------------------------------------------------

GREECE-1.50%

Republic of Hellenic, Bonds
  9.20%, 03/21/02             GRD   650,000,000      2,124,676
--------------------------------------------------------------
  8.80%, 06/19/07             GRD   200,000,000        696,135
--------------------------------------------------------------
                                                     2,820,811
--------------------------------------------------------------

ITALY-0.88%

Buoni Poliennali del Tesoro,
  Deb., 8.50%, 01/01/04       EUR     1,400,000      1,665,613
--------------------------------------------------------------

NEW ZEALAND-1.90%

Fannie Mae, Notes, 7.25%,
  06/20/02                    NZD     7,000,000      3,572,815
--------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Government
      Bonds & Notes (Cost
      $24,770,532)                                  21,809,221
--------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                    AMOUNT(h)        VALUE
NON-U.S. DOLLAR DENOMINATED
  NON-CONVERTIBLE BONDS & NOTES-4.17%

AUSTRIA-0.14%

Head Holding GMBH (Manufacturing-
  Specialized), Sr. Notes,
  10.75%, 07/15/06            EUR       250,000   $    265,157
--------------------------------------------------------------

FRANCE-0.15%

Remy Cointreau S.A.
  (Beverages-Alcoholic), Sr.
  Notes, 10.00%, 07/30/05     EUR       250,000        285,027
--------------------------------------------------------------

LUXEMBOURG-0.09%

Carrier1 International S.A.
  (Communications Equipment),
  13.25%, 02/15/09 (Acquired
  08/05/99; Cost
  $180,103)(b)(d)             EUR       150,000        160,964
--------------------------------------------------------------

NETHERLANDS-0.09%

Impress Metal Packaging Holding
  (Containers-Metal & Glass), Sr.
  Sub. Notes, 9.875%,
  05/29/07                    DEM       300,000        168,011
--------------------------------------------------------------

UNITED KINGDOM-3.70%

Clubhaus PLC (Entertainment), Sr.
  Unsec. Notes, 12.875%,
  06/01/09                    GBP       150,000        257,903
--------------------------------------------------------------
Colt Telecom Group PLC-Series
  DBC (Telephone), Sr. Notes,
  7.625%, 07/31/08            DEM     1,600,000        856,899
--------------------------------------------------------------
ECO-BAT Technologies PLC
  (Building Materials), Unsec.
  Gtd. Sub. Notes, 9.125%,
  06/27/07                    GBP       150,000        242,755
--------------------------------------------------------------
Energis PLC
  (Telecommunications-Long
  Distance), Unsec. Notes,
  9.50%, 06/15/09             GBP       200,000        340,688
--------------------------------------------------------------
HMV Media Group PLC
  (Retail-General Merchandise),
  Sr. Sub. Notes, 10.875%,
  05/15/08                    GBP       200,000        314,666
--------------------------------------------------------------
Hurst Group PLC
  (Broadcasting-Television, Radio
  & Cable), Unsec. Unsub. Notes,
  11.125%, 08/06/08 (Acquired
  07/30/99; Cost $240,818(b)  GBP       150,000        241,848
--------------------------------------------------------------
Jazztel PLC
  (Telecommunications-Long
  Distance), Sr. Notes, 14.00%,
  04/01/09                    EUR       300,000        334,126
--------------------------------------------------------------
Leica Geosystems Finance PLC
  (Financial-Diversified), Sr.
  Unsec. Gtd. Unsub. Notes,
  9.875%, 12/15/08            EUR       250,000        266,217
--------------------------------------------------------------
London International Exhibition
  Center-Series BBR (Land
  Development), Sec. Bonds,
  7.71%, 11/25/16             GBP     1,730,000      2,299,326
--------------------------------------------------------------
Ono Finance PLC-Series REGS
  (Financial-Diversified), Sr.
  Gtd. Sub. Notes, 13.00%,
  05/01/09                    EUR       300,000        336,514
--------------------------------------------------------------
Orange PLC
  (Telecommunications-Cellular/
  Wireless), Sr. Notes, 7.625%,
  08/01/08                    EUR     1,000,000      1,108,395
--------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                    AMOUNT(h)        VALUE
UNITED KINGDOM-(CONTINUED)

Premier International Foods PLC
  (Distributors-Food & Health), Sr.
  Notes, 12.25%, 09/01/09     GBP        60,000   $     98,898
--------------------------------------------------------------
William Hill Finance PLC
  (Financial-Diversified), Gtd.
  Notes, 10.625%, 04/30/08    GBP       150,000        254,442
--------------------------------------------------------------
                                                     6,952,677
--------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Non-Convertible
      Bonds & Notes (Cost
      $7,930,529)                                    7,831,836
--------------------------------------------------------------

                                      SHARES
COMMON STOCKS & OTHER EQUITY
  INTERESTS-1.76%

PUBLISHING (NEWSPAPERS)-0.71%

Tribune Company, $3.14 Conv. Pfd.         9,900      1,341,450
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.88%

Cendant Corp.(i)                        100,000      1,650,000
--------------------------------------------------------------

SOVEREIGN DEBT-0.13%

Republic of Argentina Wts.
  (Argentina),
  expiring 12/03/99(j)                    2,510          2,824
--------------------------------------------------------------
  expiring 02/25/00(j)                    2,370         53,621
--------------------------------------------------------------
United Mexican States Wts.
  (Mexico), expiring 12/18/00(j)          2,662        178,687
--------------------------------------------------------------
                                                       235,132
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.04%

Tele1 Europe B.V. Wts. (Netherlands),
  expiring 05/15/09(j)                    1,000         80,250
--------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $3,197,511)                                    3,306,832
--------------------------------------------------------------

                                    PRINCIPAL
                                      AMOUNT
ASSET-BACKED SECURITIES-6.49%

CONSUMER FINANCE-2.28%

Green Tree Home Equity Loan
  Trust- Series 1999-D-Class A5,
  7.88%, 09/15/30                  $  4,200,000      4,273,101
--------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS-1.16%

Contimortgage Home Equity Loan
  Trust, Sub. Series 1999-2-Class
  B Notes, 8.50%, 04/25/29            2,400,000      2,182,125
--------------------------------------------------------------

RETAIL (HOME SHOPPING)-2.31%

Fingerhut Master Trust, Sub.
  Series 1998-2-Class C Floating
  Rate Note, 5.88%, 02/15/07(g)       4,500,000      4,339,642
--------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                      AMOUNT         VALUE
SERVICES (COMMERCIAL & CONSUMER)-0.74%

Aircraft Finance Trust-Series
  1999-1A-Class A, Sub. Bonds,
  8.00%, 05/15/24                  $  1,500,000   $  1,396,943
--------------------------------------------------------------
    Total Asset-Backed Securities
      (Cost $12,311,800)                            12,191,811
--------------------------------------------------------------

SENIOR SECURED FLOATING RATE
  INTERESTS LOANS-3.04%(k)(1)

Pacifica Papers Inc.,
  8.937%, 03/12/06                    1,492,500      1,491,567
--------------------------------------------------------------
Packaging Corp. of America,
  8.687%, 04/12/07                       25,620         25,671
--------------------------------------------------------------
  8.75%, 04/12/07                         4,132          4,140
--------------------------------------------------------------
  9.187%, 04/12/07                      250,000        250,500
--------------------------------------------------------------
  9.25%, 04/12/07                        82,645         82,810
--------------------------------------------------------------
  8.937%, 04/12/08                       25,620         25,668
--------------------------------------------------------------
  9.00%, 04/12/08                         4,132          4,140
--------------------------------------------------------------
  9.437%, 04/12/08                      250,000        250,469
--------------------------------------------------------------
  9.50%, 04/12/08                        82,645         82,800
--------------------------------------------------------------
Starwood Hotels & Resorts
  Worldwide, Inc., 9.132%,
  02/23/03                            1,000,000        999,583
--------------------------------------------------------------
Wyndham International, Inc.,
  9.187%, 06/30/06                    2,500,000      2,493,750
--------------------------------------------------------------
    Total Senior Secured Floating
      Rate Interests Loans (Cost
      $5,715,597)                                    5,711,098
--------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES-7.45%

FEDERAL NATIONAL MORTGAGE
  ASSOCIATION ("FNMA")-7.45%

Pass Through Certificates-TBA,
  7.498%, 01/24/29 (Cost
  $14,000,000)(m)                    14,000,000     14,004,340
--------------------------------------------------------------

U.S. TREASURY SECURITIES-3.75%

U.S. TREASURY BILLS-0.14%
  4.68%, 11/04/99(n)                    260,000        259,832
--------------------------------------------------------------

U.S. TREASURY BONDS-1.41%

  6.375%, 08/15/27(o)                 2,650,000      2,642,792
--------------------------------------------------------------

U.S. TREASURY NOTES-2.20%

  5.63%, 05/15/08(o)                  4,290,000      4,140,751
--------------------------------------------------------------
    Total U.S. Treasury Securities
      (Cost $7,928,981)                              7,043,375
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
MONEY MARKET FUNDS-9.22%

STIC Liquid Assets Portfolio(p)       8,661,739   $  8,661,739
--------------------------------------------------------------
STIC Prime Portfolio(p)               8,661,739      8,661,739
--------------------------------------------------------------
    Total Money Market Funds
      (Cost $17,323,478)                            17,323,478
--------------------------------------------------------------
TOTAL INVESTMENTS-105.96%                          199,136,243
--------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(5.96%)                                   (11,201,990)
--------------------------------------------------------------
NET ASSETS-100.00%                                $187,934,253
==============================================================

Abbreviations:

CAD    - Canadian Dollar
DEM    - German Deutschmark
EUR    - Euro
FRF    - French Franc
GPB    - British Pound Sterling
GRD    - Greek Drachma
NZD    - New Zealand Dollar
Conv.  - Convertible
Deb.   - Debentures
Disc.  - Discounted
Gtd.   - Guaranteed
Pfd.   - Preferred
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
TBA    - To Be Announced
Unsec. - Unsecured
Unsub. - Unsubordinated
Wts.   - Warrants

Notes to Schedule of Investments:

(a) Principal amount is in U.S. Dollars, except as indicated by note (h).
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144 under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 10/31/99 was $16,618,337 which represented 8.84% of the Fund's net assets.
(c) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1993, as amended.
(d) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit represents common or preferred shares of the issuer.
(e) Defaulted security. Currently, the issuer is partially in default with respect to interest payments.
(f) The coupon rate shown on step up coupon bond represents the rate at period end.
(g) The coupon rate shown on floating rate note represents rate at period end.
(h) Foreign denominated security. Par value and coupon rate are denominated in currency of country indicated.
(i) Non-income producing security.
(j) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(k) Senior secured corporate loans and senior secured debt securities in the Fund's portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate ("LIBOR"), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime rate of a designated U.S. bank. Senior secured floating rate interests are, at present, not readily marketable and may be subject to restrictions on resale.
(l) Senior secured floating rate interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have a expected average life of three to five years.
(m) Security purchased on forward commitment basis. These securities are subject to dollar roll transactions. See Note 1 Section H.
(n) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(o) The principal balance was pledged as collateral to cover securities purchased on a forward commitment basis.
(p) The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:

Investments, at value (cost $216,727,766)       $199,136,243
------------------------------------------------------------
Cash                                                   9,051
------------------------------------------------------------
Foreign currencies, at value (cost $13,173)           12,998
------------------------------------------------------------
Receivables for:
  Investments sold                                   325,471
------------------------------------------------------------
  Fund shares sold                                   137,308
------------------------------------------------------------
  Dividends and Interest                           3,539,187
------------------------------------------------------------
Other assets                                          25,768
------------------------------------------------------------
    Total assets                                 203,186,026
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           14,040,833
------------------------------------------------------------
  Fund shares reacquired                             814,231
------------------------------------------------------------
Forward contracts                                      7,228
------------------------------------------------------------
Variation margin                                      53,019
------------------------------------------------------------
Accrued advisory fees                                115,750
------------------------------------------------------------
Accrued distribution fees                            144,295
------------------------------------------------------------
Accrued accounting services fees                       4,110
------------------------------------------------------------
Accrued transfer agent fees                           19,261
------------------------------------------------------------
Accrued trustees' fees                                 4,314
------------------------------------------------------------
Accrued operating expenses                            48,732
------------------------------------------------------------
    Total liabilities                             15,251,773
------------------------------------------------------------
Net assets applicable to shares outstanding     $187,934,253
============================================================

NET ASSETS:

Class A                                         $ 68,674,962
============================================================
Class B                                         $118,903,697
============================================================
Class C                                         $    250,621
============================================================
Advisor Class                                   $    104,973
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            6,776,585
============================================================
Class B                                           11,716,082
============================================================
Class C                                               24,712
============================================================
Advisor Class                                         10,320
============================================================

Class A:
  Net asset value and redemption price per
    share                                       $      10.13
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.13 divided by
      95.25%)                                   $      10.64
============================================================
Class B:
  Net asset value and offering price per share  $      10.15
============================================================
Class C:
  Net asset value and offering price per share  $      10.14
============================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                             $      10.17
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999

INVESTMENT INCOME:

Dividends                                       $     25,765
------------------------------------------------------------
Interest                                          18,906,781
------------------------------------------------------------
Securities lending                                    37,491
------------------------------------------------------------
    Total investment income                       18,970,037
------------------------------------------------------------

EXPENSES:

Advisory and administrative fees                   1,749,758
------------------------------------------------------------
Accounting services fees                              70,274
------------------------------------------------------------
Interest expense (Note 4)                             48,328
------------------------------------------------------------
Distribution fees -- Class A                         302,618
------------------------------------------------------------
Distribution fees -- Class B                       1,552,007
------------------------------------------------------------
Distribution fees -- Class C                             356
------------------------------------------------------------
Trustees' fees                                        21,973
------------------------------------------------------------
Transfer agent fees -- Class A                       125,789
------------------------------------------------------------
Transfer agent fees -- Class B & C                   226,541
------------------------------------------------------------
Transfer agent fees -- Advisor Class                     219
------------------------------------------------------------
Printing fees                                        204,970
------------------------------------------------------------
Other                                                116,621
------------------------------------------------------------
    Total expenses                                 4,419,454
------------------------------------------------------------
Less: Expenses paid indirectly                       (14,544)
------------------------------------------------------------
   Net Expense                                     4,404,910
------------------------------------------------------------
Net investment income                             14,565,127
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FORWARD CURRENCY CONTRACTS, SWAP AGREEMENTS
  AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (14,437,294)
------------------------------------------------------------
  Foreign currencies                              (2,620,411)
------------------------------------------------------------
  Forward contracts                                1,245,609
------------------------------------------------------------
  Swap agreements                                   (344,840)
------------------------------------------------------------
  Futures contracts                                  (59,818)
------------------------------------------------------------
                                                 (16,216,754)
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            3,083,204
------------------------------------------------------------
  Foreign currencies                                (124,399)
------------------------------------------------------------
  Forward contracts                                   59,566
------------------------------------------------------------
  Futures contracts                                  (65,179)
------------------------------------------------------------
                                                   2,953,192
------------------------------------------------------------
  Net gain (loss) from investment securities,
    foreign currencies, forward currency
    contracts, swap agreements and futures
    contracts                                    (13,263,562)
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $  1,301,565
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                  1999            1998
                                                              ------------    -------------
OPERATIONS:

  Net investment income                                       $ 14,565,127    $  27,101,409
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, forward currency contracts, swap
    agreements and future contracts                            (16,216,754)      (9,817,521)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, futures
    contracts and forward currency contracts                     2,953,192      (28,381,099)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                 1,301,565      (11,097,211)
-------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Class A                                                       (5,310,549)      (7,063,735)
-------------------------------------------------------------------------------------------
  Class B                                                       (8,423,847)     (12,380,012)
-------------------------------------------------------------------------------------------
  Class C                                                           (2,176)              --
-------------------------------------------------------------------------------------------
  Advisor Class                                                    (14,345)         (44,834)
-------------------------------------------------------------------------------------------

RETURN OF CAPITAL DISTRIBUTION:

  Class A                                                         (313,916)      (1,864,318)
-------------------------------------------------------------------------------------------
  Class B                                                         (557,789)      (3,267,432)
-------------------------------------------------------------------------------------------
  Class C                                                             (193)         (11,833)
-------------------------------------------------------------------------------------------
  Advisor Class                                                       (640)              --
-------------------------------------------------------------------------------------------

SHARE TRANSACTIONS-NET:

  Class A                                                      (28,748,300)     (23,886,355)
-------------------------------------------------------------------------------------------
  Class B                                                      (61,297,148)     (69,589,947)
-------------------------------------------------------------------------------------------
  Class C                                                          254,116               --
-------------------------------------------------------------------------------------------
  Advisor Class                                                   (739,856)         369,213
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                     (103,853,078)    (128,836,464)
-------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          291,787,331      420,623,795
-------------------------------------------------------------------------------------------
  End of period                                               $187,934,253    $ 291,787,331
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $295,698,026    $ 387,101,752
-------------------------------------------------------------------------------------------
  Undistributed net investment income                             (809,500)            (122)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, forward currency
    contracts, swap agreements and futures contracts           (89,286,279)     (74,693,113)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies, forward currency
    contracts and futures contracts                            (17,667,994)     (20,621,186)
-------------------------------------------------------------------------------------------
                                                              $187,934,253    $ 291,787,331
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Strategic Income Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of four different classes of shares:
Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is high current income, and its secondary investment objective is growth of capital.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions are declared and paid monthly. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for Federal income tax purposes. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
    On October 31, 1999, undistributed net investment income was decreased by $751,050, undistributed net realized gains were increased by $1,623,588 and paid-in capital decreased by $872,538 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $87,556,284 as of October 31, 1999 which may be carried forward to offset future taxable gains, if any, which expires in varying increments if not previously utilized, in the year 2007.
D. Futures Contracts--The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
E. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

Outstanding forward currency contracts at October 31, 1999 were as follows:

                                                                         UNREALIZED
SETTLEMENT                   CONTRACT TO   CONTRACT TO                  APPRECIATION
DATE                           DELIVER       RECEIVE        VALUE      (DEPRECIATION)
----------                   -----------   -----------   -----------   --------------
01/24/00               CAD   (2,850,000)   $1,940,743    $1,933,514       $(7,228)
                                           ----------    ----------       -------

G. Swap Agreements--The Fund may enter into interest rate swap agreements to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a technique for managing their respective portfolio's duration (i.e., price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest rate swap agreements are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligations to perform and that there may be unfavorable changes in the fluctuation of interest rates.
H. Mortgage Dollar Rolls--The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.
I. Expenses--Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.
J. Foreign Securities--There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.
K. Indexed Securities--The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO (NY), Inc. is the Fund's subadvisor. The Fund pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Fund's average daily net assets, plus 0.70% on the next $1 billion of the Fund's average daily net assets, plus 0.675% on the next $1 billion of the Fund's average daily net assets, plus 0.65% on the Fund's average daily net assets exceeding $2.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual rate of 1.75%, 2.40%, 2.40% and 1.40% of the average daily net assets of the Fund's Class A, Class B, Class C and Advisor Class shares, respectively.
  Effective July 1, 1999, the Trust entered into a master administrative services agreement with AIM, replacing the prior pricing and accounting agreement. The Fund, pursuant to the master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Prior to July 1, 1999, AIM was the pricing and accounting agent for the Fund. The monthly fee for these services paid to AIM was a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate was derived based on the aggregate net assets of the funds which comprised the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee was calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets. For the year ended October 31, 1999, AIM was paid $70,274 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 1999, AFS was paid $115,750 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $302,618, $1,552,007 and $356, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $10,612 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $1,132 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in custodian fees of $14,544 under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $14,544 during the year ended October 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the Fund, along with certain other funds advised and/or administered by AIM, had a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allowed the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000.
  During the year ended October 31, 1999, the average outstanding daily balance of bank loans for the Fund was $597,260 with a weighted average interest rate of 5.64%. Interest expense for the Fund for the year ended October 31, 1999 was $48,328.

NOTE 5-PORTFOLIO SECURITIES LOANED

At October 31, 1999, there were no securities on loan to brokers. For the year ended October 31, 1999, the Fund received fees of $37,491 for securities lending.
  For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $556,428,352 and $643,701,169, respectively.
  The amount of unrealized appreciation of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $  1,665,165
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (20,986,683)
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment
  securities                                                  $(19,321,518)
==========================================================================

Cost of investments for tax purposes is $218,457,761

NOTE 7-FUTURES CONTRACTS

On October 31, 1999, $260,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                                                                NO. OF        MONTH/        UNREALIZED
CONTRACT                                                       CONTRACTS     COMMITMENT     DEPRECIATION
--------                                                       ----------    -----------    -------------
Euro-Bundes Obligation-Short                                     150          Dec. 99        $(53,019)
--------------------------------------------------------------------------------------------------------

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                           1999                             1998
                                                              ------------------------------   ------------------------------
                                                                 SHARES          AMOUNT           SHARES          AMOUNT
                                                              ------------   ---------------   ------------   ---------------
Sold:
  Class A                                                        3,735,185   $    40,211,400     11,087,862   $   132,840,707
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                          570,671         6,113,002      2,712,341        32,431,379
-----------------------------------------------------------------------------------------------------------------------------
  Class C*                                                          25,089           258,028             --                --
-----------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                     18,917           210,688        396,726         4,766,864
-----------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                          412,050         4,409,344        520,006         6,103,698
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                          544,054         5,826,667        752,045         8,848,630
-----------------------------------------------------------------------------------------------------------------------------
  Class C*                                                             196             2,004             --                --
-----------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                      1,153            12,565          4,186            50,201
-----------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                       (6,845,161)      (73,369,044)   (13,690,399)     (162,830,760)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (6,857,590)      (73,236,817)    (9,428,771)     (110,869,956)
-----------------------------------------------------------------------------------------------------------------------------
  Class C*                                                            (573)           (5,916)            --                --
-----------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                    (87,987)         (963,109)      (367,030)       (4,447,852)
-----------------------------------------------------------------------------------------------------------------------------
                                                                (8,483,996)  $   (90,531,188)    (8,013,034)  $   (93,107,089)
=============================================================================================================================

* Class C shares commenced sales on March 1, 1999.

NOTE 9-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                      CLASS A
                                                              -------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------
                                                               1999      1998(a)       1997      1996(a)     1995(a)
                                                              -------    --------    --------    --------    --------
Net asset value, beginning of period                          $ 10.80    $  12.00    $  11.76    $  10.32    $  10.88
------------------------------------------------------------  -------    --------    --------    --------    --------
Income from investment operations:
  Net investment income                                          0.68        0.91(b)     0.74        0.89        0.97
------------------------------------------------------------  -------    --------    --------    --------    --------
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                          (0.66)      (1.27)       0.34        1.44       (0.69)
------------------------------------------------------------  -------    --------    --------    --------    --------
    Net increase (decrease) from investment operations           0.02       (0.36)       1.08        2.33        0.28
------------------------------------------------------------  -------    --------    --------    --------    --------
Distributions to shareholders:
  From net investment income                                    (0.65)      (0.65)      (0.78)      (0.82)      (0.80)
------------------------------------------------------------  -------    --------    --------    --------    --------
  In excess of net investment income                               --          --       (0.06)      (0.07)         --
------------------------------------------------------------  -------    --------    --------    --------    --------
  Return of capital                                             (0.04)      (0.19)         --          --       (0.04)
------------------------------------------------------------  -------    --------    --------    --------    --------
    Total distributions                                         (0.69)      (0.84)      (0.84)      (0.89)      (0.84)
------------------------------------------------------------  -------    --------    --------    --------    --------
Net asset value, end of period                                $ 10.13    $  10.80    $  12.00    $  11.76    $  10.32
============================================================  =======    ========    ========    ========    ========
Total return(c)                                                  0.06%      (3.41)%      9.40%      23.00%       3.06%
============================================================  =======    ========    ========    ========    ========
Ratios and supplemental data:
Net assets, end of period (in 000's)                          $68,675    $102,280    $138,715    $185,126    $188,165
============================================================  =======    ========    ========    ========    ========
Ratio of net investment income to average net assets             6.44%(d)    7.73%       6.18%       8.09%       9.64%
============================================================  =======    ========    ========    ========    ========
Ratio of expenses to average net assets excluding interest
  expense:                                                       1.39%(d)    1.56%       1.44%       1.40%       1.45%
============================================================  =======    ========    ========    ========    ========
Ratio of interest expenses to average net assets                 0.02%        N/A         N/A         N/A         N/A
============================================================  =======    ========    ========    ========    ========
Portfolio turnover rate                                           235%        306%        149%        177%        238%
============================================================  =======    ========    ========    ========    ========

(a) These selected per share data were calculated based upon average shares outstanding during the period.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.11 per share.
(c) Total return does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average net assets of $86,462,180.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                           CLASS B
                                                              -----------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------------
                                                                1999         1998(a)         1997        1996(a)       1995(a)
                                                              ---------      --------      --------      --------      --------
Net asset value, beginning of period                          $  10.81       $  12.01      $  11.77      $  10.33      $  10.88
------------------------------------------------------------  --------       --------      --------      --------      --------
Income from investment operations:
  Net investment income                                           0.62           0.84(b)       0.67          0.82          0.91
------------------------------------------------------------  --------       --------      --------      --------      --------
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                           (0.66)         (1.28)         0.33          1.44         (0.69)
------------------------------------------------------------  --------       --------      --------      --------      --------
    Net increase (decrease) from investment operations           (0.04)         (0.44)         1.00          2.26          0.22
------------------------------------------------------------  --------       --------      --------      --------      --------
Distributions to shareholders:
  From net investment income                                     (0.58)         (0.57)        (0.71)        (0.75)        (0.73)
------------------------------------------------------------  --------       --------      --------      --------      --------
  In excess of net investment income                                --             --         (0.05)        (0.07)           --
------------------------------------------------------------  --------       --------      --------      --------      --------
  Return of capital                                              (0.04)         (0.19)           --            --         (0.04)
------------------------------------------------------------  --------       --------      --------      --------      --------
    Total distributions                                          (0.62)         (0.76)        (0.76)        (0.82)        (0.77)
------------------------------------------------------------  --------       --------      --------      --------      --------
Net asset value, end of period                                $  10.15       $  10.81      $  12.01      $  11.77      $  10.33
============================================================  ========       ========      ========      ========      ========
Total return(c)                                                  (0.52)%        (4.04)%        8.70%        22.15%         2.48%
============================================================  ========       ========      ========      ========      ========
Ratios and supplemental data:
Net assets, end of period (in 000's)                          $118,904       $188,660      $281,376      $333,178      $357,852
============================================================  ========       ========      ========      ========      ========
Ratio of net investment income to average net assets              5.78%(d)       7.08%         5.53%         7.44%         8.99%
============================================================  ========       ========      ========      ========      ========
Ratio of expenses to average net assets excluding interest
  expense:                                                        2.05%(d)       2.21%         2.09%         2.05%         2.10%
============================================================  ========       ========      ========      ========      ========
Ratio of interest expense to average net assets                   0.02%           N/A           N/A           N/A           N/A
============================================================  ========       ========      ========      ========      ========
Portfolio turnover rate                                            235%           306%          149%          177%          238%
============================================================  ========       ========      ========      ========      ========

(a) These selected per share data were calculated based upon average shares outstanding during the period.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.11 per share.
(c) Total investment return does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average net assets of $155,200,726.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                 CLASS C                                  ADVISOR CLASS
                                             ----------------   -----------------------------------------------------------------
                                              MARCH 1, 1999              YEAR ENDED OCTOBER 31,                  JUNE 1, 1995
                                                    TO          -----------------------------------------             TO
                                             OCTOBER 31, 1999    1999(a)     1998(a)     1997     1996(a)     OCTOBER 31, 1995(a)
                                             ----------------   ---------    -------    ------    -------     -------------------
Net asset value, beginning of period              $10.78         $10.83      $12.02     $11.77    $10.33            $10.32
-------------------------------------------       ------         ------      ------     ------    ------            ------
Income from investment operations:
  Net investment income                             0.33           0.76        0.95(b)    0.79      0.93              0.41
-------------------------------------------       ------         ------      ------     ------    ------            ------
  Net realized and unrealized gain (loss)
    on investments and foreign currencies          (0.63)         (0.69)      (1.26)      0.34      1.44             (0.04)
-------------------------------------------       ------         ------      ------     ------    ------            ------
    Net increase (decrease) from investment
      operations                                   (0.30)          0.07       (0.31)      1.13      2.37              0.37
-------------------------------------------       ------         ------      ------     ------    ------            ------
Distributions to shareholders:
  From net investment income                       (0.31)         (0.69)      (0.69)     (0.82)    (0.86)            (0.34)
-------------------------------------------       ------         ------      ------     ------    ------            ------
  In excess of net investment income                  --             --          --      (0.06)    (0.07)               --
-------------------------------------------       ------         ------      ------     ------    ------            ------
  Return of capital                                (0.03)         (0.04)      (0.19)        --        --             (0.02)
-------------------------------------------       ------         ------      ------     ------    ------            ------
    Total distributions                            (0.34)         (0.73)      (0.88)     (0.88)    (0.93)            (0.36)
-------------------------------------------       ------         ------      ------     ------    ------            ------
Net asset value, end of period                    $10.14         $10.17      $10.83     $12.02    $11.77            $10.33
===========================================       ======         ======      ======     ======    ======            ======
Total return(c)                                    (1.80)%         0.55%      (2.97)%     9.86%    23.39%             3.72%
===========================================       ======         ======      ======     ======    ======            ======
Ratios and supplemental data:
Net assets, end of period (in 000's)              $  251         $  105      $  847     $  533    $  479            $  443
===========================================       ======         ======      ======     ======    ======            ======
Ratio of net investment income to average
  net assets                                        5.78%(d)       6.78%(e)    8.08%      6.53%     8.44%             9.99%(f)
===========================================       ======         ======      ======     ======    ======            ======
Ratio of expenses to average net assets
  excluding interest expense:                       2.05%(d)       1.05%(e)    1.21%      1.09%     1.05%             1.10%(f)
===========================================       ======         ======      ======     ======    ======            ======
Ratio of interest expense to average net
  assets                                            0.02%          0.02%        N/A        N/A       N/A               N/A
===========================================       ======         ======      ======     ======    ======            ======
Portfolio turnover rate                              235%           235%        306%       149%      177%              238%
===========================================       ======         ======      ======     ======    ======            ======

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.11 per share.
(c) Total investment return does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are annualized and based on average net assets of $53,046.
(e)  Ratios are based on average net assets of $233,208.
(f)  Annualized.

NOTE 10-SUBSEQUENT EVENT

On November 3, 1999, the Board of Trustees approved the conversion of Advisor Class Shares into Class A Shares. The proposed effective date of this conversion is February 11, 2000.

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION





                     CLASS A, CLASS B AND CLASS C SHARES OF
                             AIM GLOBAL THEME FUNDS:
                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
                       AIM GLOBAL FINANCIAL SERVICES FUND
                           AIM GLOBAL HEALTH CARE FUND
                         AIM GLOBAL INFRASTRUCTURE FUND
                            AIM GLOBAL RESOURCES FUND
                AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND



                              (SERIES PORTFOLIOS OF
                              AIM INVESTMENT FUNDS)



                                11 GREENWAY PLAZA
                                    SUITE 100
                             HOUSTON, TX 77046-1173
                                 (713) 626-1919




        THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND
            IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS OF THE
             ABOVE-NAMED FUNDS, A COPY OF WHICH MAY BE OBTAINED FREE
                 OF CHARGE FROM AUTHORIZED DEALERS OR BY WRITING
                             AIM DISTRIBUTORS, INC.,
                    P.O. BOX 4739, HOUSTON, TEXAS 77210-4739
                          OR BY CALLING (800) 347-4246.





     STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2000 RELATING TO
               THE AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
                      PROSPECTUS DATED FEBRUARY 28, 2000,
   THE AIM GLOBAL FINANCIAL SERVICES FUND PROSPECTUS DATED FEBRUARY 28, 2000,
       THE AIM GLOBAL HEALTH CARE FUND PROSPECTUS DATED FEBRUARY 28, 2000, THE AIM GLOBAL INFRASTRUCTURE FUND PROSPECTUS DATED FEBRUARY 28, 2000,
        THE AIM GLOBAL RESOURCES FUND PROSPECTUS DATED FEBRUARY 28, 2000
              THE AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND
                       PROSPECTUS DATED FEBRUARY 28, 2000

                                TABLE OF CONTENTS


INTRODUCTION......................................................................................................1


GENERAL INFORMATION ABOUT THE FUNDS...............................................................................1

         The Trust and Its Shares.................................................................................1

INVESTMENT STRATEGIES AND RISKS...................................................................................3

         Selection of Investments and Asset Allocation............................................................7
         Privatizations...........................................................................................8
         Temporary Defensive Strategies...........................................................................8
         Equity-Linked Derivatives................................................................................9
         Investments in Other Investment Companies................................................................9
         Depositary Receipts......................................................................................9
         Warrants or Rights......................................................................................10
         Lending of Portfolio Securities.........................................................................11
         Money Market Instruments................................................................................11
         Commercial Bank Obligations.............................................................................11
         Repurchase Agreements...................................................................................11
         Borrowing, Reverse Repurchase Agreements and "Roll" Transactions........................................12
         When Issued or Forward Commitment Securities............................................................13
         Short Sales.............................................................................................13

OPTIONS, FUTURES AND CURRENCY STRATEGIES.........................................................................14

         Introduction............................................................................................14
         Special Risks of Options, Futures and Currency Strategies...............................................14
         Writing Call Options....................................................................................15
         Writing Put Options.....................................................................................16
         Purchasing Put Options..................................................................................17
         Purchasing Call Options.................................................................................17
         Index Options...........................................................................................19
         Interest Rate, Currency and Stock Index Futures Contracts...............................................20
         Options on Futures Contracts............................................................................22
         Limitations on Use of Futures, Options on Futures and Certain Options on Currencies.....................22
         Forward Contracts.......................................................................................23
         Foreign Currency Strategies--Special Considerations.....................................................24
         Cover...................................................................................................24

RISK FACTORS.....................................................................................................25

         General.................................................................................................25
         Consumer Products and Services Fund.....................................................................25
         Financial Services Fund.................................................................................25
         Health Care Fund........................................................................................26
         Infrastructure Fund.....................................................................................26
         Resources Fund..........................................................................................26
         Telecommunications and Technology Fund..................................................................27
         Lower Quality Debt Securities...........................................................................27
         Investing in Smaller Companies..........................................................................28
         Illiquid Securities.....................................................................................28
         Foreign Securities......................................................................................29

INVESTMENT LIMITATIONS...........................................................................................34

         Feeder Funds............................................................................................34
         Health Care Fund........................................................................................36

         Telecommunications and Technology Fund..................................................................37

EXECUTION OF PORTFOLIO TRANSACTIONS..............................................................................39

         Allocation of Initial Public Offering ("IPO") Securities Transactions...................................41
         Portfolio Trading and Turnover..........................................................................42

MANAGEMENT.......................................................................................................42

         Trustees and Executive Officers.........................................................................43

         Investment Management and Administration Services relating to the Feeder Funds and the Portfolios..................................................................................44
         Investment Management and Administration Services relating to the Health Care
             Fund and Telecommunications and Technology Fund.....................................................46
         Expenses of the Funds and of the Portfolios.............................................................47

THE DISTRIBUTION PLANS...........................................................................................48

         The Class A and C Plan..................................................................................48
         The Class B Plan........................................................................................48
         Both Plans..............................................................................................49

THE DISTRIBUTOR..................................................................................................53


SALES CHARGES AND DEALER CONCESSIONS.............................................................................55


REDUCTIONS IN INITIAL SALES CHARGES..............................................................................58


CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS......................................................................62


HOW TO PURCHASE AND REDEEM SHARES................................................................................64

         Backup Withholding......................................................................................65

NET ASSET VALUE DETERMINATION....................................................................................66


DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.........................................................................67

         Reinvestment of Dividends and Distributions.............................................................67
         Tax Matters.............................................................................................67
         Taxation of the Funds...................................................................................67
         Taxation of the Theme Portfolios........................................................................68
         Reinstatement Privilege.................................................................................68
         Taxation of Certain Investment Activities...............................................................68
         Taxation of the Funds' Shareholders.....................................................................70

SHAREHOLDER INFORMATION..........................................................................................71


MISCELLANEOUS INFORMATION........................................................................................74

         Charges for Certain Account Information.................................................................74
         Custodian and Transfer Agent............................................................................74
         Independent Accountants.................................................................................74
         Legal Matters...........................................................................................74
         Shareholder Liability...................................................................................74
         Special Servicing Agreement.............................................................................75
         Control Persons and Principal Holders of Securities.....................................................75

INVESTMENT RESULTS...............................................................................................78

         Total Return Quotations.................................................................................78
         Performance Information.................................................................................84

         General Information about the Theme Funds and Theme Portfolios..........................................86
         Health Care Fund........................................................................................86
         Information about the Global Health Care Industries.....................................................87
         Telecommunications and Technology Fund..................................................................88
         Deregulation in the United States.......................................................................88
         Consumer Products and Services Fund.....................................................................88
         Infrastructure Fund.....................................................................................89
         Financial Services Fund.................................................................................90
         Resources Fund..........................................................................................90

APPENDIX.........................................................................................................91

         Description of Bond Ratings.............................................................................91
         Description of Commercial Paper Ratings.................................................................92
         Absence of Rating.......................................................................................92

FINANCIAL STATEMENTS.............................................................................................FS

                                  INTRODUCTION


          This Statement of Additional Information relates to the Class A, Class B and Class C shares of AIM Global Consumer Products and Services Fund ("Consumer Products and Services Fund"), AIM Global Financial Services Fund ("Financial Services Fund"), AIM Global Health Care Fund ("Health Care Fund"), AIM Global Infrastructure Fund ("Infrastructure Fund"), AIM Global Resources Fund ("Resources Fund") and AIM Global Telecommunications and Technology Fund ("Telecommunications and Technology Fund") (formerly, AIM Global Telecommunications Fund) (each, a "Fund" or "Theme Fund," and, collectively, the "Funds" or "Theme Funds"). Each Fund is a diversified series of AIM Investment Funds (the "Trust"), a registered open-end management investment company organized as a Delaware business trust. The Consumer Products and Services Fund, Financial Services Fund, Infrastructure Fund and Resources Fund (each, a "Feeder Fund," and, collectively, the "Feeder Funds") invest all of their investable assets in the Global Consumer Products and Services Portfolio, Global Financial Services Portfolio, Global Infrastructure Portfolio and Global Resources Portfolio (each, a "Portfolio," and, collectively, the "Portfolios"), respectively.



          AIM Advisors, Inc. ("AIM" or the "Advisor") serves as the investment manager of and administrator for the Health Care Fund, Telecommunications and Technology Fund and the Portfolios (each a "Theme Portfolio," and collectively the "Theme Portfolios"). AIM also serves as the administrator for each Feeder Fund.



          The Trust is a series mutual fund. The rules and regulations of the Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. This information for Consumer Products and Services Fund is included in a Prospectus dated February 28, 2000, for Financial Services Fund is included in a Prospectus dated February 28, 2000, for Health Care Fund is included in a Prospectus dated February 28, 2000, for Infrastructure Fund is included in a Prospectus dated February 28, 2000, for Resources Fund is included in a Prospectus dated February 28, 2000 and for Telecommunications and Technology Fund is included in a Prospectus dated February 28, 2000. Additional copies of the Prospectuses and this Statement of Additional Information may be obtained without charge by writing the principal distributor of the Funds' shares, AIM Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, TX 77210-4739 or by calling (800) 347-4246. Investors must receive a Prospectus before they invest.

          This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Funds. Some of the information required to be in this Statement of Additional Information is also included in the Prospectuses; and, in order to avoid repetition, reference will be made to sections of the Prospectuses. Additionally, the Prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement filed with the SEC. Copies of the Registration Statement, including items from the Prospectuses and this Statement of Additional Information, may be obtained from the SEC by paying the charges described under its rules and regulations.



                       GENERAL INFORMATION ABOUT THE FUNDS

THE TRUST AND ITS SHARES


          The Trust was organized as a Delaware business trust on May 7, 1998, and previously operated under the name G.T. Investment Funds, Inc., which was organized as a Maryland corporation on October 29, 1987. The Trust was reorganized on September 8, 1998 as a Delaware business trust, and is registered with the SEC as a diversified open-end series management investment company. The Trust currently consists of the following portfolios: AIM Developing Markets Fund, AIM Emerging Markets Debt Fund (formerly, AIM Global High Income Fund), AIM Global Consumer Products and Services Fund, AIM Global Financial Services Fund, AIM Global Government Income Fund, AIM Global Growth & Income

Fund, AIM Global Health Care Fund, AIM Global Infrastructure Fund, AIM Global Resources Fund, AIM Global Telecommunications and Technology Fund, AIM Latin American Growth Fund and AIM Strategic Income Fund. Each of these funds has three separate classes: Class A, Class B and Class C shares. All historical financial and other information contained in this Statement of Additional Information for periods prior to September 8, 1998, is that of the series of AIM Investment Funds, Inc.





          The term "majority of the outstanding shares" of the Trust, of a particular Fund or of a particular class of a Fund or of a particular Portfolio means, respectively, the vote of the lesser of (a) 67% or more of the shares of the Trust, such Fund, such class or such Portfolio present at a meeting of the Trust's shareholders, if the holders of more than 50% of the outstanding shares of the Trust, such Fund, such class or such Portfolio are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Trust, such Fund, such class or such Portfolio.

          Unless specifically noted, the Fund's investment policies described in the Prospectuses and in this Statement of Additional Information may be changed by the Trust's Board of Trustees without shareholder approval. The Fund's policies regarding concentration and lending, and the percentage of the Fund's assets that may be committed to borrowing, are fundamental policies and may not be changed without shareholder approval.

          The approval of the Fund and of other investors in the Portfolio, if any, is not required to change the investment objective, policies or limitations of the Portfolio, unless otherwise specified. Written notice shall be provided to shareholders of the Fund thirty days prior to any changes in the Portfolio's investment objective.

          If a percentage restriction on investment or utilization of assets in an investment policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values or a similar type of event will not be considered a violation of the Fund's or Portfolio's investment policies or restrictions.


          Class A, Class B and Class C shares of each Fund have equal rights and privileges. Each share of a particular class is entitled to one vote, to participate equally in dividends and distributions declared by the Trust's Board of Trustees with respect to the class of such Fund and, upon liquidation of the Fund, to participate proportionately in the net assets of the Fund allocable to such class remaining after satisfaction of outstanding liabilities of the Fund allocable to such class. Fund shares are fully paid, non-assessable and fully transferable when issued and have no preemptive rights and have such conversion and exchange rights as set forth in the Prospectus and this Statement of Additional Information. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share. Other than the automatic conversion of Class B Shares to Class A Shares, there are no conversions.


          Shareholders of the Funds do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all Funds voting together for election of trustees may elect all of the members of the Board of Trustees of the Trust. In such event, the remaining holders cannot elect any trustees of the Trust.

          On any matter submitted to a vote of shareholders, shares of each Fund will be voted by each Fund's shareholders individually when the matter affects the specific interest of a Fund only, such as approval of its investment management arrangements. In addition, shares of a particular class of a Fund may vote on matters affecting only that class. The shares of each Fund will be voted in the aggregate on other matters, such as the election of Trustees and ratification of the selection of the Trust's independent accountants.


          Normally there will be no annual meeting of shareholders for any of the Funds in any year, except as required under the Investment Company Act of 1940, as amended (the "1940 Act"). A Trustee may be removed at any meeting of the shareholders of the Trust by a vote of the shareholders owning at least two-thirds of the outstanding shares. Any Trustee may call a special meeting of shareholders for any purpose. Furthermore, Trustees shall promptly call a meeting of shareholders solely for the purpose of removing one or more Trustees when requested in writing to do so by shareholders holding 10% of the Trust's outstanding shares.

          Pursuant to the Trust's Agreement and Declaration of Trust, the Trust may issue an unlimited number of shares of each Fund. Each share of a Fund represents an interest in the Fund only, has a par value of $0.01 per share, represents an equal proportionate interest in the Fund with other shares of the Fund and is entitled to such dividends and distributions out of the income earned and gain realized on the assets belonging to the Fund as may be declared by the Board of Trustees. Each share of a Fund is equal in earnings, assets and voting privileges except that each class normally has exclusive voting rights with respect to its distribution plan and bears the expenses, if any, related to the distribution of its shares. Shares of a Fund, when issued, are fully paid and nonassessable.


                         INVESTMENT STRATEGIES AND RISKS


          The following discussion of investment policies supplements the discussion of the investment objectives and policies set forth in the Prospectus under the headings "Investment Objectives and Strategies" and "Principal Risks of Investing in the Funds." If a percentage restriction on investment or utilization of assets in an investment policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values or a similar type of event will not be considered a violation of the Fund's investment policies or restrictions.

          The investment objective of each Feeder Fund, Health Care Fund and Telecommunications and Technology Fund is long-term capital growth. The investment objective of a Fund may not be changed without the approval of a majority of the outstanding voting shares of the Fund.


          Each Feeder Fund seeks to achieve its investment objective by investing all of its investable assets in a Portfolio, each of which is a subtrust (a "series") of Global Investment Portfolio (an open-end management investment company), with an investment objective that is identical to that of its corresponding Feeder Fund. Whenever the phrase "all of a Fund's investable assets" is used herein and in the Prospectus, it means that the only investment securities held by a Feeder Fund will be its interest in its corresponding Portfolio. A Feeder Fund may withdraw its investment in its corresponding Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund and its shareholders to do so. A change in the Portfolio's investment objective, policies or limitations that is not approved by the Board or the shareholders of the Feeder Fund could require the Feeder Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. Should such a distribution occur, the Feeder Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Feeder Fund and could adversely affect its liquidity. Upon redemption, the Board would consider what action might be taken, including the investment of all the investable assets of the Feeder Fund in another pooled investment entity having substantially the same investment objective as the Feeder Fund or the retention by the Feeder Fund of its own investment advisor to manage its assets in accordance with its investment objective, policies and limitations discussed herein.

          In addition to selling an interest therein to the Feeder Fund, the Portfolio may sell interests therein to other non-affiliated investment companies and/or other institutional investors. All institutional investors in the Portfolio will pay a proportionate share of the Portfolio's expenses and will invest in the Portfolio on the same terms and conditions. However, if another investment company invests any or all of its assets in a Portfolio, it would not be required to sell its shares at the same public offering price as the Feeder Fund and may charge different sales commissions. Therefore, investors in the Feeder Fund may experience different returns than investors in another investment company that invests exclusively in the

Portfolio. As of the date of this Prospectus, the Feeder Fund is the only institutional investor in the Portfolio.

          The Feeder Fund may be materially affected by the actions of other larger investors, if any, in the Portfolio. For example, as with all open-end investment companies, if a large investor were to redeem its interest in the Portfolio, (1) the Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns and (2) the Portfolio's security holdings may become less diverse, resulting in increased risk. Institutional investors in the Portfolio that have a greater pro rata ownership interest in the Portfolio than the Feeder Fund could have effective voting control over the operation of the Portfolio.

          In addition to its primary investment policy set forth in its Prospectus, each Theme Portfolio may invest up to 35% of its total assets in debt securities issued by companies in the Theme Portfolio's particular industry and/or equity and debt securities of companies outside of that industry which, in the opinion of the Advisor, stand to benefit from developments in that industry. For each Theme Portfolio's investment purposes, an issuer is considered to be in a particular industry if: (i) at least 50% of either the revenues or the earnings of the issuer was derived from activities related to that particular industry or (ii) at least 50% of the assets was devoted to such activities, based upon the company's most recent fiscal year.

          Consumer Products and Services Fund

          Examples of consumer products and services companies include those that manufacture, market, retail, or distribute: durable goods (such as homes, household goods, automobiles, boats, furniture and appliances, and computers); non-durable goods (such as food and beverages and apparel); media, entertainment, broadcasting, publishing and sports-related goods and services (such as television and radio broadcast, motion pictures, wireless communications, gaming casinos, theme parks, restaurants and lodging); and goods and services to companies in the foregoing industries (such as advertisers, textile companies and distribution and shipping companies).

          The Portfolio expects that a significant portion of its assets may be invested in the securities of U.S. issuers from time to time, particularly those that market their products globally. However, consumer products and services companies of a particular nation or region of the world are often operated and owned in their local markets, close to their customers. These companies, the Advisor believes, may offer superior opportunities for capital growth as compared to their larger, multinational counterparts. Certain global markets may be more attractive than others from time to time; companies dependent on U.S. markets, for example, may be outperformed by companies not dependent on U.S. markets.


          The Advisor also believes that the demand for consumer products and services worldwide will increase along with rising disposable incomes in both developed and developing nations. Emerging economies, such as those in China, Southeast Asia, Eastern Europe and Latin America, offer opportunities for the growth and expansion of consumer markets. These regions currently comprise a growing source of inexpensive consumer products for export and a growing source of demand for consumer products and services as the disposable incomes of their populations increase. In the Advisor's view, these changes are likely to create investment opportunities in companies, both local and multinational, that are able to employ innovative manufacturing, marketing, retailing and distribution methods to open new markets and/or expand existing markets.


          Financial Services Fund

          Examples of financial services companies include commercial banks and savings institutions and loan associations and their holding companies; consumer and industrial finance companies; diversified financial services companies; investment banks; insurance brokerages; securities brokerage and investment advisory companies; real estate-related companies; leasing companies; and a variety of firms in all segments of the insurance field such as multi-line, property and casualty and life insurance and insurance holding companies.

          The Advisor believes an accelerating rate of global economic interdependence will lead to significant growth in the demand for financial services. In addition, in the Advisor's view, as the industries evolve, opportunities will emerge for those companies positioned for the future. Thus, the Advisor expects that banking and related financial institution consolidation in the developed countries, increased demand for retail borrowing in developing countries, a growing need for international trade-based financing, a rising demand for sophisticated risk management, the proliferating number of liquid securities markets around the world, and larger concentrations of investable assets should lead to growth in financial service companies that are positioned for the future.

          Health Care Fund

          Examples of health care companies include those that are substantially engaged in the design, manufacture or sale of products or services used for or in connection with health care or medicine. Such firms may include pharmaceutical companies; firms that design, manufacture, sell or supply medical, dental and optical products, hardware or services; companies involved in biotechnology, medical diagnostic, and biochemical research and development; and companies involved in the ownership and/or operation of health care facilities.

          The Fund expects that, from time to time, a significant portion of its assets may be invested in the securities of U.S. issuers. Health care industries, however, are global industries with significant, growing markets outside of the United States. A sizeable portion of the companies which comprise the health care industries are headquartered outside of the United States, and many important pharmaceutical and biotechnology discoveries and technological breakthroughs have occurred outside of the United States, primarily in Japan, the United Kingdom and Western Europe.

          The Advisor believes that the global health care industries offer attractive long-term supply/demand dynamics. While the United States, Western Europe, and Japan presently account for a substantial portion of health care expenditures, this should change dramatically in the coming decade if the populations of developing countries devote an increasing percentage of income to health care. Additionally, the Advisor believes demographics on aging point to a significant increase in demand from the industrialized nations, as the elderly account for a growing proportion of worldwide health care spending. Finally, in the Advisor's view, technology will continue to expand the range of products and services offered, with new drugs, medical devices and surgical procedures addressing medical conditions previously considered untreatable.

          In addition to these underlying trends, the United States is presently experiencing a period of rapid and profound change in its own health care system, marked by the rise of managed care, the formation of health care delivery networks, and widespread consolidation across all segments of the industry. The Advisor believes that this transition offers investment opportunities in those companies acting as consolidators or otherwise gaining market share at the expense of less efficient competitors.

          Infrastructure Fund

          Examples of infrastructure companies include those engaged in designing, developing or providing the following products and services: electricity production; oil, gas, and coal exploration, development, production and distribution; water supply, including water treatment facilities; nuclear power and other alternative energy sources; transportation, including the construction or operation of transportation systems; steel, concrete, or similar types of products; communications equipment and services (including equipment and services for both data and voice transmission); mobile communications and cellular radio/paging; emerging technologies combining telephone, television and/or computer systems; and other products and services, which, in the Advisor's judgment, constitute services significant to the development of a country's infrastructure.

          The Advisor believes that a country's infrastructure is one key to the long-term success of that country's economy. The Advisor believes that adequate energy, transportation, water, and communications systems are essential elements for long-term economic growth. The Advisor believes that many developing nations, especially in Asia and Latin America, plan to make significant expenditures to the development of their infrastructure in the coming years, which is expected to facilitate increased levels of services and manufactured goods.

          In the developed countries of North America, Europe, Japan and the Pacific Rim, the Advisor expects that the replacement and upgrade of transportation and communications systems should stimulate growth in the infrastructure industries of those countries. In addition, in the Advisor's view, deregulation of telecommunications and electric and gas utilities in many countries is promoting significant changes in these industries.

          The Advisor believes that strong economic growth in developing countries and infrastructure replacement, upgrade, and deregulation in more developed countries provide an environment for favorable investment opportunities in infrastructure companies worldwide. In addition, the long-term growth rates of certain foreign countries' economies may be substantially higher than the long-term growth rate of the U.S. economy. An integral aspect of certain foreign countries' economies may be the development or improvement of their infrastructure.

          Resources Fund

          Examples of natural resource companies include those which own, explore or develop: energy sources (such as oil, gas and coal); ferrous and non-ferrous metals (such as iron, aluminum, copper, nickel, zinc and lead); strategic metals (such as uranium and titanium) and precious metals (such as gold, silver and platinum); chemicals; forest products (such as timber, coated and uncoated tree sheet, pulp and newsprint); other basic commodities (such as foodstuffs); refined products (such as chemicals and steel) and service companies that sell to these producers and refiners; and other products and services, which, in the Advisor's opinion are significant to the ownership and development of natural resources and other basic commodities.

          The Advisor believes that the liberalization of formerly socialist economies will bring about dramatic changes in both the supply and demand for natural resources. In addition, rapid industrialization in developing countries of Asia and Latin America is generating new demands for industrial materials that are affecting world commodities markets. The Advisor believes these changes are likely to create investment opportunities that benefit from new sources of supply and/or from changes in commodities prices.

          The Advisor also believes that investments in natural resource industries offer an opportunity to protect wealth against the capital-eroding effects of inflation. During periods of accelerating inflation or currency uncertainty, worldwide investment demand for natural resources, particularly precious metals, tends to increase, and during periods of disinflation or currency stability, it tends to decrease. The Advisor believes that rising commodity prices and increasing worldwide industrial production may favorably affect share prices of natural resource companies, and investments in such companies can offer excellent opportunities to offset the effects of inflation.


          Telecommunications and Technology Fund

          Telecommunications companies cover a variety of sectors, ranging from companies concentrating on established technologies to those primarily engaged in emerging or developing technologies. The characteristics of companies focusing on the same technology will vary among countries depending upon the extent to which the technology is established in the particular country. The Advisor will allocate Telecommunications and Technology Fund's investments among these sectors depending upon its assessment of their relative long-term growth potential.


          Examples of telecommunications companies include those engaged in designing, developing or providing the following products and services: communications equipment and services (including equipment and services for both data and voice transmission); electronic components and equipment;

broadcasting (including television and radio, satellite, microwave and cable television and narrowcasting); computer equipment, mobile communications and cellular radio/paging; electronic mail; local and wide area networking and linkage of word and data processing systems; publishing and information systems; videotext and teletext; and emerging technologies combining telephone, television and/or computer systems.

          The Advisor believes that there are opportunities for continued growth in demand for components, products, media and systems to collect, store, retrieve, transmit, process, distribute, record, reproduce and use information. The pervasive societal impact of communications and information technologies has been accelerated by the lower costs and higher efficiencies that result from the blending of computers with telecommunications systems. Accordingly, companies engaged in the production of methods for using electronic and, potentially, video technology to communicate information are expected to be important in the Fund's portfolio. Older technologies, such as photography and print also may be represented, however.


          In addition, for each Theme Portfolio's investment purposes, an issuer is typically considered as located in a particular country if it (a) is organized under the laws of or has its principal office in a particular country, or (b) normally derives 50% or more of its total revenues from business in that country, provided that, in the Advisor's view, the value of such issuer's securities will tend to reflect such country's development to a greater extent than developments elsewhere. However, these are not absolute requirements, and certain companies incorporated in a particular country and considered by the Advisor to be located in that country may have substantial foreign operations or subsidiaries and/or export sales exceeding in size the assets or sales in that country.


SELECTION OF INVESTMENTS AND ASSET ALLOCATION

          Each Theme Portfolio expects that, from time to time, a significant portion of its assets may be invested in the securities of domestic issuers. The industry represented in each Theme Portfolio, however, is a global industry with significant, growing markets outside of the United States. A sizeable proportion of the companies which comprise the infrastructure industries are headquartered outside of the United States.

          For these reasons, the Advisor believes that a portfolio composed only of securities of U.S. issuers does not provide the greatest potential for return from an investment by a Theme Portfolio. The Advisor uses its financial expertise in markets located throughout the world and the substantial global resources of AMVESCAP PLC in attempting to identify those countries and companies then providing the greatest potential for long-term capital appreciation. In this fashion, the Advisor seeks to enable shareholders to capitalize on the substantial investment opportunities and the potential for long-term growth of capital presented by the industry represented in each Theme Portfolio.


          The Advisor allocates each Theme Portfolio's assets among securities of countries and in currency denominations where opportunities for meeting the Theme Portfolio's investment objective are expected to be the most attractive. Each Theme Portfolio may invest substantially in securities denominated in one or more currencies. Under normal conditions, each Theme Portfolio invests in the securities of issuers located in at least three countries, including the United States; investments in securities of issuers in any one country, other than the United States, will represent no more than 40% of the Global Financial Services Portfolio's and the Telecommunications and Technology Fund's total assets, and no more than 50% of each of the other Theme Portfolio's total assets.


          In analyzing specific companies for possible investment, the Advisor ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets.

          With respect to the GLOBAL Resources Portfolio, the Advisor has identified four areas that it expects will create investment opportunities: (i) improving supply/demand fundamentals, which may result in higher commodity prices; (ii) privatization of state-owned natural resource businesses; (iii) management which can improve production efficiencies without correspondingly increasing commodity prices; and (iv) service companies with emerging technologies that can enhance productivity or reduce production costs. Of course, there is no certainty that these factors will produce the anticipated results.


          With respect to the Telecommunications and Technology Fund, the Advisor has identified four areas that it expects will create investment opportunities: (i) deregulation of companies in the industry, which will allow competition to promote greater efficiencies; (ii) privatization of state-owned telecommunications businesses; (iii) development of infrastructure in underdeveloped countries and upgrading of services in other countries; and (iv) emerging technologies that will enhance productivity and reduce costs in the telecommunications industry. Of course, there is no certainty that these factors will produce the anticipated results.


          There may be times when, in the opinion of the Advisor, prevailing market, economic or political conditions warrant reducing the proportion of the Theme Portfolios' assets invested in equity securities and increasing the proportion held in cash (U.S. dollars, foreign currencies or multinational currency units) or invested in debt securities or high quality money market instruments issued by corporations, or the U.S., or a foreign government. A portion of each Theme Portfolio's assets normally will be held in cash (U.S. dollars, foreign currencies or multinational currency units) or invested in foreign or domestic high quality money market instruments pending investment of proceeds from new sales of Fund shares to provide for ongoing expenses and to satisfy redemptions.

          In certain countries, governmental restrictions and other limitations on investment may affect a Theme Portfolio's ability to invest in such countries. In addition, in some instances only special classes of securities may be purchased by foreigners and the market prices, liquidity and rights with respect to those securities may vary from shares owned by nationals. The Advisor is not aware at this time of the existence of any investment or exchange control regulations which might substantially impair the operations of the Theme Portfolios as described in the Prospectus and this Statement of Additional Information. Restrictions may in the future, however, make it undesirable to invest in certain countries. None of the Theme Portfolios has a present intention of making any significant investment in any country or stock market in which the Advisor considers the political or economic situation to threaten a Theme Portfolio with substantial or total loss of its investment in such country or market.

PRIVATIZATIONS

          The governments of some foreign countries have been engaged in selling part or all of their stakes in government-owned or controlled enterprises ("privatizations"). The Advisor believes that privatizations may offer opportunities for significant capital appreciation and intends to invest assets of the Theme Portfolios in privatizations in appropriate circumstances. In certain foreign countries, the ability of foreign entities such as the Theme Portfolios to participate may be limited by local law, or by the terms on which a Theme Portfolio may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

TEMPORARY DEFENSIVE STRATEGIES


         In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, each of the Theme Portfolios may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, or high-quality debt securities. Each of the Theme Portfolios may also invest up to 25% of its total assets in money market investment companies advised by AIM or its affiliates ("Affiliated Money Market Funds") for these purposes. In addition, for temporary defensive purposes, most or all of each Theme Portfolio's investments may be made in the United States and denominated in U.S. dollars. To the extent a Fund or a Portfolio employs a temporary defensive strategy, it will not be invested so as to achieve directly its investment objectives. For a full description of money market instruments, see "Money Market Instruments" herein.


EQUITY-LINKED DERIVATIVES


         The Theme Portfolios may invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios as Listed Securities ("OPALS"). Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies. See "Investments in Other Investment Companies."


INVESTMENTS IN OTHER INVESTMENT COMPANIES


         With respect to certain countries, investments by a Theme Portfolio presently may be made only by acquiring shares of other investment companies (including investment vehicles or companies advised by AIM or its affiliates) with local governmental approval to invest in those countries. At such time as direct investment in these countries is allowed, the Theme Portfolios anticipate investing directly in these markets.

         A Theme Portfolio may invest in other investment companies to the extent permitted by the 1940 Act, and the rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC. The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) a Theme Portfolio may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Theme Portfolio may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Theme Portfolio may not invest more than 10% of its total assets in securities issued by other investment companies other than Affiliated Money Market Funds. With respect to a Theme Portfolio's purchase of shares of another investment company, including Affiliated Money Market Funds, the Theme Portfolio will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Theme Portfolios have obtained an exemptive order from the SEC allowing them to invest in Affiliated Money Market Funds, provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of such Theme Portfolio.


DEPOSITARY RECEIPTS

          A Theme Portfolio may hold securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") or other securities convertible into securities of eligible foreign issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs are typically issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. GDRs are similar to EDRs and are designed for use in several international financial markets. Generally, ADRs and ADSs in registered form are designed for use in U.S. securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of each Theme Portfolio's investment policies, a Theme Portfolio's investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

          ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass-through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The Theme Portfolios may invest in both sponsored and unsponsored ADRs.

WARRANTS OR RIGHTS

          Warrants or rights may be acquired by a Theme Portfolio in connection with other securities or separately and provide the Theme Portfolio with the right to purchase at a later date other securities of the issuer. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

LENDING OF PORTFOLIO SECURITIES


          For the purpose of realizing additional income, each Theme Portfolio may make secured loans of its securities holdings amounting to not more than 30% of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash, U.S. government securities, or certain other irrevocable letters of credit at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The collateral for such loans, if received in cash, may be held in investment vehicles with investment objectives and policies similar to those of money market funds or limited duration income funds (longer maturities than may be held by money market funds), advised by the Advisor or its affiliates or by unaffiliated advisers. The Funds may pay a fee to the Advisor of such investment vehicles for its services. The Theme Portfolios may pay reasonable administrative and custodial fees in connection with the loans of their securities. While the securities loan is outstanding, a Theme Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Theme Portfolio will have a right to call each loan and obtain the securities within the stated settlement period. A Theme Portfolio will not have the right to vote equity securities while they are being lent, but it may call in a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.


MONEY MARKET INSTRUMENTS

          Money market instruments in which the Theme Portfolios may invest include U.S. government securities, high-grade commercial paper, bank certificates of deposit, bankers' acceptances and repurchase agreements related to any of the foregoing. "High-grade commercial paper" refers to commercial paper rated A-1 by Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or P-1 by Moody's Investors Services, Inc. or, if not rated, determined by the Advisor to be of comparable quality.

COMMERCIAL BANK OBLIGATIONS

          For the purposes of each Theme Portfolio's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations may, however, be limited by the terms of a specific obligation and by government regulation. As with investments in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject each Theme Portfolio to investment risks that are different in some respects from those of investments in obligations of U.S. issuers. Although each Theme Portfolio will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase of $1 billion or more, this $1 billion figure is not an investment policy or restriction of each Theme Portfolio. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

REPURCHASE AGREEMENTS

          A repurchase agreement is a transaction in which a Theme Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Theme Portfolio if the other party to the repurchase agreement becomes bankrupt, the Theme Portfolios intend to enter into repurchase agreements only with banks and dealers believed by the Advisor to present minimal credit risks in accordance with guidelines established by the Trust's or the Portfolios' Board of Trustees, as applicable. The Advisor will review and monitor the creditworthiness of such institutions under the applicable Board's general supervision.


          Each Theme Portfolio will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, a Theme Portfolio would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on a Theme Portfolio's ability to sell the collateral and a Theme Portfolio could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Theme Portfolio intends to comply with provisions under such Code that would allow the immediate resale of such collateral. Each Theme Portfolio will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would be invested in such repurchase agreements and other illiquid investments.


BORROWING, REVERSE REPURCHASE AGREEMENTS AND "ROLL" TRANSACTIONS

          Each Theme Portfolio may borrow from banks or may borrow through reverse repurchase agreements and "roll" transactions in connection with meeting requests for the redemptions of the Funds' shares. Each Theme Portfolio's borrowings will not exceed 33 1/3% of its total assets, i.e., the Theme Portfolio's total assets at all times will equal at least 300% of the amount of outstanding borrowings. If market fluctuations in the value of a Theme Portfolio's securities holdings or other factors cause the ratio of a Theme Portfolio's total assets to outstanding borrowings to fall below 300%, within three days (excluding Sundays and holidays) of such event that Theme Portfolio may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. Each Theme Portfolio may also borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions. However, no additional investments will be made if a Theme Portfolio's borrowings exceed 5% of its total assets. Any borrowing by a Theme Portfolio may cause greater fluctuation in the value of its shares than would be the case if that Theme Portfolio did not borrow.

          Each Theme Portfolio's fundamental investment limitations permit the Theme Portfolio to borrow money for leveraging purposes. However, each Theme Portfolio is currently prohibited, pursuant to a non-fundamental investment policy, from borrowing money in order to purchase securities. Nevertheless, this policy may be changed in the future by the Trust's or the Portfolios' Board of Trustees, as applicable. If a Theme Portfolio employs leverage in the future, it would be subject to certain additional risks. Use of leverage creates an opportunity for greater growth of capital but would exaggerate any increases or decreases in the net asset value of the Financial Services Fund, Infrastructure Fund, Resources Fund, Consumer Products and Services Fund or a Theme Portfolio. When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, a Theme Portfolio's earnings or a Fund's net asset value will increase faster than otherwise would be the case; conversely, if such income and gains fail to exceed such costs, a Theme Portfolio's earnings or a Fund's net asset value would decline faster than would otherwise be the case.

          Each Theme Portfolio may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which the Portfolio transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. Each Theme Portfolio may also engage in "roll" borrowing transactions, which involve the sale of Government National Mortgage Association certificates or other securities together with a commitment (for which the Theme Portfolio may receive a fee) to purchase similar, but not identical, securities at a future date. Each Theme Portfolio will segregate with a custodian liquid assets in an amount sufficient to cover its obligations under "roll" transactions and reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks.

WHEN ISSUED OR FORWARD COMMITMENT SECURITIES

          Each Theme Portfolio may purchase debt securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time that the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but a Theme Portfolio will purchase or sell when-issued securities or enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Theme Portfolio. If a Theme Portfolio disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time that a Theme Portfolio enters into a transaction on a when-issued or forward commitment basis, the Theme Portfolio will segregate cash or liquid securities equal to the value of the when-issued or forward commitment securities with its custodian and will mark to market daily such assets. There is a risk that the securities may not be delivered and that the Theme Portfolio may incur a loss.

SHORT SALES

          Each Theme Portfolio may make short sales of securities. A short sale is a transaction in which a Theme Portfolio sells a security in anticipation that the market price of that security will decline. A Theme Portfolio may make short sales (i) as a form of hedging to offset potential declines in long positions in securities it owns, or anticipates acquiring, or in similar securities, and (ii) in order to maintain flexibility in its securities holdings.

          When a Theme Portfolio makes a short sale of a security it does not own, it must borrow the security sold short and deliver it to the broker/dealer or other intermediary through which it made the short sale. The Theme Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any payments received on such borrowed securities.

          A Theme Portfolio's obligation to replace the borrowed security when the borrowing is called or expires will be secured by collateral deposited with the intermediary. The Theme Portfolio will also be required to deposit collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the intermediary from which it borrowed the security regarding payment of any amounts received by that Theme Portfolio on such security, a Theme Portfolio may not receive any payments (including interest) on its collateral deposited with such intermediary.

          If the price of the security sold short increases between the time of the short sale and the time a Theme Portfolio replaces the borrowed security, that Theme Portfolio will incur a loss; conversely, if the price declines, the Theme Portfolio will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs associated with the transaction. Although a Theme Portfolio's gain is limited by the price at which it sold the security short, its potential loss theoretically is unlimited.

          No Theme Portfolio will make a short sale if, after giving effect to such sale, the market value of the securities sold short exceeds 25% of the value of its total assets or the Theme Portfolio's aggregate short sales of the securities of any one issuer exceed the lesser of 2% of the Theme Portfolio's net assets or 2% of the securities of any class of the issuer. Moreover, a Theme Portfolio may engage in short sales only with respect to securities listed on a national securities exchange. A Theme Portfolio may make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale the Theme Portfolio owns the security it has sold short or has the immediate and unconditional right to acquire at no additional cost the identical security.

                    OPTIONS, FUTURES AND CURRENCY STRATEGIES

INTRODUCTION

          Each Theme Portfolio may use forward currency contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with Theme Portfolio investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). Each Theme Portfolio may invest in such instruments up to the full value of its portfolio assets.

          To attempt to hedge against adverse movements in exchange rates between currencies, each Theme Portfolio may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. A Theme Portfolio may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. A Theme Portfolio also may purchase and sell put and call options on currencies, futures contracts on currencies and options on such futures contracts to hedge against movements in exchange rates.

          In addition, each Theme Portfolio may purchase and sell put and call options on equity and debt securities to hedge against the risk of fluctuations in the prices of securities held by a Theme Portfolio or that the Advisor intends to include in a Theme Portfolio's holdings. Each Theme Portfolio also may purchase and sell put and call options on stock indexes to hedge against overall fluctuations in the securities markets generally or in a specific market sector.

          Further, each Theme Portfolio may sell stock index futures contracts and may purchase put options or write call options on such futures contracts to protect against a general stock market decline or a decline in a specific market sector that could adversely affect the Portfolio's holdings. Each Theme Portfolio also may purchase stock index futures contracts and purchase call options or write put options on such contracts to hedge against a general stock market or market sector advance and thereby attempt to lessen the cost of future securities acquisitions. Each Theme Portfolio may use interest rate futures contracts and options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

SPECIAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES

          The use of options, futures contracts and forward currency contracts ("Forward Contracts") involves special considerations and risks, as described below. Risks pertaining to particular instruments are described in the sections that follow.

                   (1) Successful use of most of these instruments depends upon the Advisor's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While the Advisor is experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.

                   (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of the investments being hedged. For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which the hedging instrument is traded. The effectiveness of hedges using hedging instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

                   (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Theme Portfolio entered into a short hedge because the Advisor projected a decline in the price of a security in the Theme Portfolio's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Theme Portfolio could suffer a loss. In either such case, the Theme Portfolio would have been in a better position had it not hedged at all.

                   (4) As described below, the Theme Portfolio might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Theme Portfolio were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Theme Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Theme Portfolio sell a portfolio security at a disadvantageous time. The Theme Portfolio's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Theme Portfolio.

WRITING CALL OPTIONS

          Each Theme Portfolio may write (sell) call options on securities, indices and currencies. Call options generally will be written on securities and currencies that, in the opinion of the Advisor are not expected to make any major price moves in the near future but that, over the long term, are deemed to be attractive investments for the Theme Portfolios.

          A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until (American style) or on (European style) a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he or she may be assigned an exercise notice, requiring him or her to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

          Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Theme Portfolio's investment objective. When writing a call option, a Theme Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Theme Portfolio has no control over when it may be required to sell the underlying securities or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that a Theme Portfolio has written expires, the Theme Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Theme Portfolio will realize a gain or loss from the sale of the underlying security or currency, which will be increased or offset by the premium received. Each Theme Portfolio does not consider a security or currency covered by a call option to be "pledged" as that term is used in that Theme Portfolio's policy that limits the pledging or mortgaging of its assets.

          Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Theme Portfolio will be obligated to sell the security or currency at less than its market value.

          The premium that a Theme Portfolio receives for writing a call option is deemed to constitute the market value of an option. The premium the Theme Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period. In determining whether a particular call option should be written, the Advisor will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

          Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit a Theme Portfolio to write another call option on the underlying security or currency with either a different exercise price or expiration date, or both.

          Each Theme Portfolio will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

          The exercise price of the options may be below, equal to or above the current market values of the underlying securities, indices or currencies at the time the options are written. From time to time, a Theme Portfolio may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

          A Theme Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from writing the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by a Theme Portfolio.

WRITING PUT OPTIONS

          Each Theme Portfolio may write put options on securities, indices and currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

          A Theme Portfolio generally would write put options in circumstances where the Advisor wishes to purchase the underlying security or currency for a Theme Portfolio's holdings at a price lower than the current market price of the security or currency. In such event, a Theme Portfolio would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Theme Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premium received.

          Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Theme Portfolio will be obligated to purchase the security or currency at greater than its market value.

PURCHASING PUT OPTIONS

          Each Theme Portfolio may purchase put options on securities, indices and currencies. As the holder of a put option, a Theme Portfolio would have the right to sell the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Theme Portfolio may enter into closing sale transactions with respect to such options, exercise such option or permit such option to expire.

          Each Theme Portfolio may purchase a put option on an underlying security or currency ("protective put") owned by the Theme Portfolio in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Theme Portfolio, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs would reduce any profit otherwise available for distribution when the security or currency is eventually sold.

          A Theme Portfolio may also purchase put options at a time when it does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, that Theme Portfolio seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Theme Portfolio will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

PURCHASING CALL OPTIONS

          Each Theme Portfolio may purchase call options on securities, indices and currencies. As the holder of a call option, the Theme Portfolio would have the right to purchase the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Theme Portfolio may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.

          Call options may be purchased by a Theme Portfolio for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable a Theme Portfolio to acquire the security or currency at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to a Theme Portfolio in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option, rather than the underlying security or currency itself, the Theme Portfolio is partially protected from any unexpected decline in the market price of the underlying security or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

          A Theme Portfolio may also purchase call options on underlying securities or currencies it owns to avoid realizing losses that would result in a reduction of its current return. For example, where a Theme Portfolio has written a call option on an underlying security or currency having a current market value below the price at which it purchased the security or currency, an increase in the market price could result in the exercise of the call option written by the Theme Portfolio and the realization of a loss on the underlying security or currency. Accordingly, the Theme Portfolio could purchase a call option on the same underlying security or currency, which could be exercised to fulfill the Theme Portfolio's delivery obligations under its written call (if it is exercised). This strategy could allow the Theme Portfolio to avoid selling the portfolio security or currency at a time when it has an unrealized loss; however, the Theme Portfolio would have to pay a premium to purchase the call option plus transaction costs.

          Aggregate premiums paid for put and call options will not exceed 5% of each Theme Portfolio's total assets at the time of each purchase.

          A Theme Portfolio may attempt to accomplish objectives similar to those involved in using Forward Contracts, by purchasing put or call options on currencies. A put option gives the Theme Portfolio as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date of the option. A call option gives the Theme Portfolio as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date of the option. A Theme Portfolio might purchase a currency put option, for example, to protect itself against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to a Theme Portfolio would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which a Theme Portfolio anticipates purchasing securities.

          Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Theme Portfolio will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

          The staff of the SEC considers purchased OTC options to be illiquid securities. A Theme Portfolio may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Theme Portfolio. The assets used as cover for OTC options written by a Theme Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Theme Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.


          A Theme Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Theme Portfolio intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party or by a transaction in the secondary market if any such market exists. Although a Theme Portfolio will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Theme Portfolio, there is no assurance that the Theme Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Theme Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

INDEX OPTIONS

          Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. When a Theme Portfolio writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Theme Portfolio an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When a Theme Portfolio buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Theme Portfolio buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Theme Portfolio's exercise of the put, to deliver to the Theme Portfolio an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Theme Portfolio writes a put on an index, it receives a premium and the purchaser has the right, prior to the expiration date, to require the Theme Portfolio to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier, if the closing level is less than the exercise price.

          The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Theme Portfolio writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Theme Portfolio can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Theme Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

          Even if a Theme Portfolio could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Theme Portfolio, as the call writer, will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

          If a Theme Portfolio purchases an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Theme Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

INTEREST RATE, CURRENCY AND STOCK INDEX FUTURES CONTRACTS

          Each Theme Portfolio may enter into interest rate or currency futures contracts, and may enter into stock index futures contracts (collectively, "Futures" or "Futures Contracts"), as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock price levels in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Theme Portfolio. A Theme Portfolio's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

          Each Theme Portfolio only will enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

          Although techniques other than sales and purchases of Futures Contracts could be used to reduce a Theme Portfolio's exposure to interest rate, currency exchange rate and stock market fluctuations, that Theme Portfolio may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

          A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (security or currency) for a specified price at a designated date, time and place. A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price at which the Futures Contract is originally struck; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

          Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts usually are closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Theme Portfolio realizes a gain; if it is more, the Theme Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Theme Portfolio realizes a gain; if it is less, the Theme Portfolio realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Theme Portfolio will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Theme Portfolio is not able to enter into an offsetting transaction, that Theme Portfolio will continue to be required to maintain the margin deposits on the Futures Contract.

          As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Deutschemarks on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of another Futures Contract of September Deutschemarks on the same exchange. In such instance, the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Theme Portfolio.

          Each Theme Portfolio's Futures transactions will be entered into for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that a

Theme Portfolio owns, or Futures Contracts will be purchased to protect a Theme Portfolio against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

          "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Theme Portfolio in order to initiate Futures trading and maintain the Theme Portfolio's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to ensure the Theme Portfolio's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

          Subsequent payments, called "variation margin," to and from the futures commission merchant through which the Theme Portfolio entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

          Risks of Using Futures Contracts. The prices of Futures Contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and currency exchange rates, and in stock market movements, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

          There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities or currencies in a Theme Portfolio's portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as variations in speculative market demand for Futures and for securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading. A decision of whether, when and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest or currency rate trends.

          Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract.

          Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract and options on Futures Contracts prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract or option, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract and option prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

          If a Theme Portfolio were unable to liquidate a Futures or option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Theme Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Theme Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

          Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because initial margin deposit requirements in the Futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

OPTIONS ON FUTURES CONTRACTS

          Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account, which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

          The purchase of call options on Futures can serve as a long hedge, and the purchase of put options on Futures can serve as a short hedge. Writing call options on Futures can serve as a limited short hedge, and writing put options on Futures can serve as a limited long hedge, using a strategy similar to that used for writing options on securities, foreign currencies or indices.

          If a Theme Portfolio writes an option on a Futures Contract, it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures Contracts. Premiums received from the writing of an option on a Futures Contract are included in the initial margin deposit.

          A Theme Portfolio may seek to close out an option position by selling an option covering the same Futures Contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

LIMITATIONS ON USE OF FUTURES, OPTIONS ON FUTURES AND CERTAIN OPTIONS ON CURRENCIES

          To the extent that a Theme Portfolio enters into Futures Contracts, options on Futures Contracts, and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Theme Portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Theme Portfolio has entered into. In general, a call option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract exceeds the strike, i.e., exercise, price of the call; a put option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract is exceeded by the strike price of the put. This guideline may be modified by the Trust's Board of Trustees and the Portfolio's Board of Trustees, as applicable, without a shareholder vote. This limitation does not limit the percentage of a Theme Portfolio's assets at risk to 5%.

FORWARD CONTRACTS

          A Forward Contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Theme Portfolio either may accept or make delivery of the currency at the maturity of the Forward Contract. A Theme Portfolio may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.

          A Theme Portfolio engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Theme Portfolio might sell a particular foreign currency forward, for example, when it holds bonds denominated in a foreign currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Theme Portfolio might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, a Theme Portfolio might purchase a currency forward to "lock in" the price of securities denominated in that currency that it anticipates purchasing.

          Forward Contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Each Theme Portfolio will enter into such Forward Contracts with major U.S. or foreign banks and securities or currency dealers in accordance with guidelines approved by the Trust's or the Portfolios' Board of Trustees, as applicable.

          A Theme Portfolio may enter into Forward Contracts either with respect to specific transactions or with respect to overall investments of that Theme Portfolio. The precise matching of the Forward Contract amounts and the value of specific securities generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Accordingly, it may be necessary for that Theme Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Theme Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency the Theme Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be predicted accurately, causing a Theme Portfolio to sustain losses on these contracts and transaction costs.

          At or before the maturity of a Forward Contract requiring a Theme Portfolio to sell a currency, that Theme Portfolio either may sell a security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Theme Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Theme Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract, if its contra party agrees, entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Theme Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

          The cost to a Theme Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Theme Portfolio owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while Forward Contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

FOREIGN CURRENCY STRATEGIES--SPECIAL CONSIDERATIONS

          A Theme Portfolio may use options on foreign currencies, Futures on foreign currencies, options on Futures on foreign currencies and Forward Contracts to hedge against movements in the values of the foreign currencies in which the Theme Portfolio's securities are denominated. Such currency hedges can protect against price movements in a security that the Theme Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

          A Theme Portfolio might seek to hedge against changes in the value of a particular currency when no Futures Contract, Forward Contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Theme Portfolio may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the Advisor believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

          The value of Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of Futures Contracts, Forward Contracts or options, the Theme Portfolio could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

          There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or Futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Futures contracts or options until they reopen.

          Settlement of Futures Contracts, Forward Contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Theme Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COVER

          Transactions using Forward Contracts, Futures Contracts and options (other than options purchased by a Theme Portfolio) expose the Theme Portfolio to an obligation to another party. A Theme Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, Forward Contracts or Futures Contracts, or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Theme Portfolio will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities.

          Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Forward Contract, Futures Contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Theme Portfolio's assets is used for cover or otherwise set aside, it could affect portfolio management or the Theme Portfolio's ability to meet redemption requests or other current obligations.


                                  RISK FACTORS

GENERAL

          Equity securities, particularly common stocks, generally represent the most junior position in an issuer's capital structure, and entitle holders to an interest in the assets of the issuer, if any, remaining after all more senior claims have been satisfied. The value of equity securities held by a Theme Portfolio will fluctuate in response to general market and economic developments, as well as developments affecting the particular issuers of such securities. The value of debt securities held by a Theme Portfolio generally will fluctuate with changes in the perceived creditworthiness of the issuers of such securities and interest rates.

CONSUMER PRODUCTS AND SERVICES FUND

          The performance of consumer products and services companies relates closely to the actual and perceived performance of the overall economy, interest rates, and consumer confidence. In addition, many consumer products and services companies have unpredictable earnings, due in part to changes in consumer tastes and intense competition. As a result of either of these factors, consumer products and services companies may be subject to increased share price volatility.

          Changes in governmental policy and the need for regulatory approvals may have a material effect on the products and services offered by companies in the consumer products and services industries. Such governmental regulations may also hamper the development of new business opportunities.

FINANCIAL SERVICES FUND

          Companies in the financial services sector are subject to rapid business changes, significant competition, value fluctuations due to the concentration of loans in particular industries significantly affected by economic conditions (such as real estate or energy), and volatile performance dependent upon the availability and cost of capital and prevailing interest rates. In addition, general economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties potentially may have an adverse effect on companies in these industries. Foreign banks, particularly those of Japan, have reported financial difficulties attributed to increased competition, regulatory changes, and general economic difficulties.

          The financial services area in the United States currently is changing relatively rapidly as existing distinctions between various financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance fields. Investment banking, securities brokerage, and investment advisory companies are subject to government regulation and risk due to securities trading and underwriting activities.

          Many of the investment considerations discussed in connection with banks, savings institutions and loan associations, and finance companies also apply to insurance companies. The performance of insurance company investments will be subject to risk from several factors. The earnings of insurance companies will be affected by interest rates, pricing (including severe pricing competition from time to time), claims activity, marketing competition and general economic conditions. Particular insurance lines also will be influenced by specific matters. Property and casualty insurance profits may be affected by certain weather catastrophes and other disasters. Life and health insurers' profits may be affected by mortality and morbidity rates. Individual companies may be exposed to material risks, including reserve inadequacy, problems in investment portfolios (due to real estate or "junk" bond holdings, for example), and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential anti-trust or tax law changes also may affect adversely insurance companies' policy sales, tax obligations, and profitability.

HEALTH CARE FUND

          Health care industries generally are subject to substantial governmental regulation. Changes in governmental policy or regulation could have a material effect on the demand for products and services offered by companies in the health care industries and therefore could affect the performance of the Fund. Regulatory approvals are generally required before new drugs and medical devices or procedures may be introduced and before the acquisition of additional facilities by health care providers. In addition, the products and services offered by such companies may be subject to rapid obsolescence caused by technological and scientific advances.

INFRASTRUCTURE FUND


          The nature of regulation of infrastructure industries continues to evolve in both the United States and foreign countries, and changes in governmental policy and the need for regulatory approvals may have a material effect on the products and services offered by companies in the infrastructure industries. Electric, gas, water, and most telecommunications companies in the United States, for example, are subject to both federal and state regulation affecting permitted rates of return and the kinds of services that may be offered. Government regulation may also hamper the development of new technologies. Adverse regulatory developments could therefore potentially affect the performance of Infrastructure Fund.


          In addition, many infrastructure companies have historically been subject to the risks attendant to increases in fuel and other operating costs, high interest costs on borrowed funds, costs associated with compliance with environmental, and other safety regulations and changes in the regulatory climate. Changes in prevailing interest rates may also affect the Infrastructure Fund's share values because prices of equity and debt securities of infrastructure companies tend to increase when interest rates decline and decrease when interest rates rise. Further, competition is intense for many infrastructure companies. As a result, many of these companies may be adversely affected in the future and such companies may be subject to increased share price volatility. In addition, many companies have diversified into oil and gas exploration and development, and therefore returns may be more sensitive to energy prices.

          Some infrastructure companies, such as water supply companies, operate in highly fragmented market sectors due to local ownership. In addition, some of these companies are mature and experience little or no growth. Either of these factors could have a material effect on infrastructure companies and could therefore affect the performance of Infrastructure Fund.

RESOURCES FUND


          Global Resources Portfolio invests in companies that engage in the exploration, development, and distribution of coal, oil and gas in the United States. These companies are subject to significant federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered. In addition, many natural resource companies historically have been subject to significant costs associated with compliance with environmental and other safety regulations. Governmental regulation may also hamper the development of new technologies.


          Further, competition is intense for many natural resource companies. As a result, many of these companies may be adversely affected in the future and the value of the securities issued by such companies may be subject to increased price volatility. Such companies may also be subject to irregular fluctuations in earnings due to changes in the availability of money, the level of interest rates, and other factors.

          The value of securities of natural resource companies will fluctuate in response to market conditions for the particular natural resources with which the issuers are involved. The price of natural resources will fluctuate due to changes in worldwide levels of inventory, and changes, perceived or actual, in production and consumption. With respect to precious metals, such price fluctuations may be substantial over short periods of time. In addition, the value of natural resources may fluctuate directly with respect to various stages of the inflationary cycle and perceived inflationary trends and are subject to numerous factors, including national and international politics.

TELECOMMUNICATIONS AND TECHNOLOGY FUND

          Telecommunications industries may be subject to greater governmental regulation than many other industries and changes in governmental policy and the need for regulatory approvals may have a material effect on the products and services offered by companies in the telecommunications industries. Telephone operating companies in the United States, for example, are subject to both federal and state regulation affecting permitted rates of return and the kinds of services that may be offered. In addition, certain types of companies in the telecommunications industries are engaged in fierce competition for market share that could result in increased share price volatility.

LOWER QUALITY DEBT SECURITIES


          The Global Resources Portfolio, Global Consumer Products and Services Portfolio, and Global Infrastructure Portfolio may invest up to 20%, and Health Care Fund, Telecommunications and Technology Fund, and Global Financial Services Portfolio may invest up to 5%, of their respective total assets in below investment grade debt securities, that is, rated below BBB by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated, deemed to be of equivalent quality in the judgment of the Advisor. Such investments involve a high degree of risk. However, the Theme Portfolios will not invest in debt securities that are in default as to payment of principal and interest.


          Debt rated Baa by Moody's is considered by Moody's to have speculative characteristics. Debt rated BB, B, CCC, CC or C by S&P and debt rated Ba, B, Caa, Ca or C by Moody's is regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such lower quality debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated C by Moody's or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Lower quality debt securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. These lower quality debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds."

          Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

          The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and may be subordinated to the claims of other creditors of the issuer.

          Lower quality debt securities of corporate issuers frequently have call or buy-back features which would permit an issuer to call or repurchase that security from a Theme Portfolio. If an issuer exercises these provisions in a declining interest rate market, the Theme Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. In addition, the Theme Portfolio may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and the Theme Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Theme Portfolio to obtain accurate market quotations for purposes of valuing its investments. The Theme Portfolios may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

          In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Theme Portfolios may invest include: (i) potential adverse publicity; (ii) heightened sensitivity to general economic or political conditions, and (iii) the likely adverse impact of a major economic recession. The Theme Portfolios may also incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on portfolio holdings, and the Theme Portfolios may have limited legal recourse in the event of a default.

INVESTING IN SMALLER COMPANIES

          While a Theme Portfolio's holdings normally will include securities of established suppliers of traditional products and services, a Theme Portfolio may invest in smaller companies which can benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks than large, established issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of the securities of other issuers.

ILLIQUID SECURITIES

          Each Theme Portfolio may invest up to 15% of its net assets in illiquid securities. Securities may be considered illiquid if a Theme Portfolio cannot reasonably expect within seven days to sell the securities for approximately the amount at which that Theme Portfolio values such securities. See "Investment Limitations." The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than will the sale of liquid securities such as securities eligible for trading on U.S. securities exchanges or in OTC markets. Moreover, restricted securities, which may be illiquid for purposes of this limitation, often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.

          Illiquid securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, a Theme Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Theme Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Theme Portfolio might obtain a less favorable price than prevailed when it decided to sell.

          The Advisor believes that carefully selected investments in joint ventures, cooperatives, partnerships and state enterprises which are illiquid (collectively, "Special Situations") could enable the Theme Portfolios to achieve capital appreciation substantially exceeding the appreciation the Theme Portfolios would realize if they did not make such investments. However, in order to attempt to limit investment risk, the Theme Portfolios will invest no more than 5% of its total assets in Special Situations.

          Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, as amended ("1933 Act"), including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

          Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a Theme Portfolio, however, could affect adversely the marketability of such portfolio securities and the Theme Portfolio might be unable to dispose of such securities promptly or at favorable prices.

          With respect to liquidity determinations generally, the Trust's or the Portfolios' Board of Trustees, as applicable, has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the 1933 Act, are liquid or illiquid. Each Board has delegated the function of making day-to-day determinations of liquidity to the Advisor, in accordance with procedures approved by that Board. The Advisor takes into account a number of factors in reaching liquidity decisions, including, but not limited to, (i) the frequency of trading in the security; (ii) the number of dealers that make quotes for the security; (iii) the number of dealers that have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The Advisor monitors the liquidity of securities held by each Theme Portfolio and periodically reports such determinations to the Trust's or the Portfolios' Board of Trustees, as applicable. If the liquidity percentage restriction of a Theme Portfolio is satisfied at the time of investment, a later increase in the percentage of illiquid securities held by the Theme Portfolio resulting from a change in market value or assets will not constitute a violation of that restriction. If as a result of a change in market value or assets, the percentage of illiquid securities held by the Theme Portfolio increases above the applicable limit, the Advisor will take appropriate steps to bring the aggregate amount of illiquid assets back within the prescribed limitations as soon as reasonably practicable, taking into account the effect of any disposition on the Theme Portfolio.

FOREIGN SECURITIES

          Political, Social and Economic Risks. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self sufficiency and balance of payments positions. Investing in securities of non-U.S. companies may entail additional risks due to the potential political, social and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization, confiscatory taxation or other confiscation by any country, a Theme Portfolio could lose its entire investment in any such country. In addition, governmental regulation in certain foreign countries may impose interest rate controls, credit controls, and price controls. These factors could have a material effect on foreign companies and could therefore affect the performance of the Funds.

          Religious, Political and Ethnic Instability. Certain countries in which a Theme Portfolio may invest may have groups that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Theme Portfolio's investment in those countries. Instability may also result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; and (iii) hostile relations with neighboring or other countries. Such political, social and economic instability could disrupt the principal financial markets in which a Theme Portfolio invests and adversely affect the value of a Theme Portfolio's assets.

          Foreign Investment Restrictions. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Theme Portfolio. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Theme Portfolio. For example, certain countries require prior governmental approval before investments by foreign persons may be made, or may limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. A Theme Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

          Non-Uniform Corporate Disclosure Standards and Governmental Regulation. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the foreign securities held by a Theme Portfolio will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning most foreign issuers of securities held by a Theme Portfolio than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Advisor will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers. Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as restrictions on market manipulation, insider trading rules, shareholder proxy requirements and timely disclosure of information.

          Currency Fluctuations. Because each Theme Portfolio, under normal circumstances, will invest a substantial portion of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of a Theme Portfolio's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of that Theme Portfolio's holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the appropriate Fund's net asset value and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of that Fund. Moreover, if the value of the foreign currencies in which a Theme Portfolio receives its income falls relative to the U.S. dollar between receipt of the income and the making of Theme Portfolio distributions, the Theme Portfolio may be required to liquidate securities in order to make distributions if the Theme Portfolio has insufficient cash in U.S. dollars to meet distribution requirements.

          The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the relative movement of interest rates and the pace of business activity in the other countries and the United States, and other economic and financial conditions affecting the world economy.


          On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), namely Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. It is anticipated that each participating country will replace its local currency with the euro on July 1, 2002. Any other European country that is a member of the European Union and satisfies the criteria for participation in the EMU may elect to participate in the EMU and may supplement its existing currency with the euro. The anticipated replacement of existing currencies with the euro on July 1, 2002 could cause market disruptions before or after July 1, 2002 and could adversely affect the value of securities held by a Fund.


          Although each Theme Portfolio values its assets daily in terms of U.S. dollars, the Portfolios do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. Each Portfolio will do so, from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to sell that currency to the dealer.

          Adverse Market Characteristics. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities markets and brokers generally are subject to less governmental supervision and regulation than in the United States, and foreign securities transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a Theme Portfolio are uninvested and no return is earned thereon. The inability of a Theme Portfolio to make intended security purchases due to settlement problems could cause that Theme Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to that Theme Portfolio due to subsequent declines in value of the portfolio security or, if that Theme Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. The Advisor will consider such difficulties when determining the allocation of a Theme Portfolio's assets, although the Advisor does not believe that such difficulties will have a material adverse effect on a Theme Portfolio's portfolio trading activities.

          Each Theme Portfolio may use foreign custodians, which may charge higher custody fees than those attributable to domestic investing and may involve risks in addition to those related to its use of U.S. custodians. Such risks include uncertainties relating to determining and monitoring the foreign custodian's financial strength, reputation and standing; maintaining appropriate safeguards concerning that Theme Portfolio's investments; and possible difficulties in obtaining and enforcing judgments against such custodians.

          Withholding Taxes. Each Theme Portfolio's net investment income from foreign issuers may be subject to withholding taxes by the foreign issuer's country, thereby reducing that income or delaying the receipt of income when those taxes may be recaptured. See "Dividends, Distributions and Tax Matters."

          Concentration. To the extent a Theme Portfolio invests a significant portion of its assets in securities of issuers located in a particular country or region of the world, such Portfolio may be subject to greater risks and may experience greater volatility than a fund that is more broadly diversified geographically.


          Special Considerations Affecting Western European Countries. The countries that are members of the European Economic Community ("Common Market") (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden and the United Kingdom) eliminated certain import tariffs and quotas and other trade barriers with respect to one another over the past several years. The Advisor believes that this deregulation should improve the prospects for economic growth in many Western European countries. Among other things, the deregulation could enable companies domiciled in one country to avail themselves of lower labor costs existing in other countries. In addition, this deregulation could benefit companies domiciled in one country by opening additional markets for their goods and services in other countries. Since, however, it is not clear what the exact form or effect of these Common Market reforms will be on business in Western Europe, it is impossible to predict the long-term impact of the implementation of these programs on the securities owned by a Theme Portfolio.


          Special Considerations Affecting Russia and Eastern European Countries. Investing in Russia and Eastern European countries involves a high degree of risk and special considerations not typically associated with investing in the United States securities markets, and should be considered highly speculative. Such risks include: (1) delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody; (2) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgement; (3) pervasiveness of corruption and crime in the economic system; (4) currency exchange rate volatility and the lack of available currency hedging instruments; (5) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation) and high unemployment; (6) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a fund's ability to exchange local currencies for U.S. dollars; (7) political instability and social unrest and violence; (8) the risk that the governments of Russia and Eastern European countries may decide not to continue to support the economic reform programs implemented recently and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed when such countries had a communist form of government; (9) the financial condition of companies in these countries, including large amounts of inter-company debt which may create a payments crisis on a national scale;
(10) dependency on exports and the corresponding importance of international trade; (11) the risk that the tax system in these countries will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (12) the underdeveloped nature of the securities markets.

          Special Considerations Affecting Japan. Japan's economic growth has declined significantly since 1990. The general government position has deteriorated as a result of weakening economic growth and stimulative measures taken to support economic activity and to restore financial stability. Although the decline in interest rates and fiscal stimulation packages have helped to contain recessionary forces, uncertainties remain. Japan is also heavily dependent upon international trade, so its economy is especially sensitive to trade barriers and disputes. Japan has had difficult relations with its trading partners, particularly the United States, where the trade imbalance is the greatest. It is possible that trade sanctions and other protectionist measures could impact Japan adversely in both the short and the long term.

          The common stocks of many Japanese companies trade at high price-earnings ratios. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially in the U.S. In general, however, reported net income in Japan is understated relative to U.S. accounting standards and this is one reason why price-earnings ratios of the stocks of Japanese companies have tended historically to be higher than those for U.S. stocks. In addition, Japanese companies have tended to have higher growth rates than U.S. companies and Japanese interest rates have generally been lower than in the U.S., both of which factors tend to result in lower discount rates and higher price-earnings ratios in Japan than in the U.S.

          The Japanese securities markets are less regulated than those in the United States. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are not always equally enforced. In addition, Japan's banking industry is undergoing problems related to bad loans and declining values in real estate.

          Special Considerations Affecting Pacific Region Countries. Certain of the risks associated with international investments are heightened for investments in Pacific region countries. For example, some of the currencies of Pacific region countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain countries, such as India, face serious exchange constraints. Jurisdictional disputes also exist between South Korea and North Korea. In addition, the Theme Portfolios may invest in Hong Kong, which reverted to Chinese Administration on July 1, 1997. Investments in Hong Kong may be subject to expropriation, national, nationalization or confiscation, in which case a Theme Portfolio could lose its entire investment in Hong Kong. In addition, the reversion of Hong Kong also presents a risk that the Hong Kong dollar will be devalued and a risk of possible loss of investor confidence in Hong Kong's currency, stock market and assets.

          Special Considerations Affecting Latin American Countries. Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries. Certain Latin American countries are also among the largest debtors to commercial banks and foreign governments. At times certain Latin American countries have declared moratoria on the payment of principal and/or interest on external debt. In addition, certain Latin American securities markets have experienced high volatility in recent years.

          Latin American countries may also close certain sectors of their economies to equity investments by foreigners. Further due to the absence of securities markets and publicly owned corporations and due to restrictions on direct investment by foreign entities, investments may only be made in certain Latin American countries solely or primarily through governmentally approved investment vehicles or companies.

          Certain Latin American countries may have managed currencies that are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994, the value of the Mexican peso lost more than one-third of its value relative to the U.S. dollar.

          Special Considerations Affecting Emerging Markets. Investing in the securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Theme Portfolio could lose its entire investment in any such country.

          Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value in issuers compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. In addition, securities traded in certain emerging markets may be subject to risks due to the inexperience of financial intermediaries, a lack of modern technology, the lack of a sufficient capital base to expand business operations, and the possibility of permanent or temporary termination of trading.

          Settlement mechanisms in emerging securities markets may be less efficient and reliable than in more developed markets. In such emerging securities there may be share registration and delivery delays or failures.

          Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.


                             INVESTMENT LIMITATIONS

FEEDER FUNDS

          The Financial Services Fund, Infrastructure Fund, Resources Fund and Consumer Products and Services Fund each has the following fundamental investment policy to enable it to invest in the Global Financial Services Portfolio, Global Infrastructure Portfolio, Global Resources Portfolio and Global Consumer Products and Services Portfolio, respectively:

          Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

          All other fundamental investment policies, and the non-fundamental investment policies, of each Feeder Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the investment policies of each Portfolio and its Board of Trustees, it applies equally to each Feeder Fund and its Board of Trustees.

          Each Portfolio has adopted the following investment limitations as fundamental policies that (unless otherwise noted) may not be changed without approval by the affirmative vote of a majority of the outstanding shares of the Portfolio. Whenever a Feeder Fund is requested to vote on a change in the investment limitations of its corresponding Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders.

          No Portfolio may:

                   (1) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

                   (2) Purchase or sell physical commodities, but the Portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

                   (3) Engage in the business of underwriting securities of other issuers, except to the extent that the Portfolio might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

                   (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

                   (5) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Portfolio's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or

                   (6) Purchase securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in securities of that issuer or the Portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies.

          The following investment policies of each Portfolio are not fundamental policies and may be changed by vote of the Portfolios' Board of Trustees without shareholder approval. No Portfolio may:


                   (1) Invest in securities of an issuer if the investment would cause the Portfolio to own more than 10% of any class of securities of any one issuer, except that the Portfolio may purchase securities of Affiliated Money Market Funds to the extent permitted by exemptive order;


                   (2) Invest in companies for the purpose of exercising control or management;

                   (3) Invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market;

                   (4) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into;

                   (5) Borrow money except for temporary or emergency purposes (other than to meet redemptions). While borrowings exceed 5% of the Portfolio's total assets, the Portfolio will not make any additional investments;


                   (6) Invest more than 10% of its total assets in shares of other investment companies and may not invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company, except that the Portfolio may purchase securities of Affiliated Money Market Funds to the extent permitted by exemptive order;


                   (7) Purchase securities on margin, provided that each Portfolio may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

                   (8) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

          Investors should refer to the Prospectus for further information with respect to the investment objective of each Feeder Fund, which may not be changed without the approval of the Fund's shareholders, and its corresponding Portfolio's investment objective, which may be changed without the approval of the Portfolio's shareholders, and other investment policies, techniques and limitations, which may or may not be changed without shareholder approval.

HEALTH CARE FUND

          The Health Care Fund has adopted the following investment limitations as fundamental policies, which (unless otherwise noted) may not be changed without approval by the affirmative vote of the lesser of (i) 67% of its shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares.

          The Health Care Fund may not:

                   (1) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Health Care Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

                   (2) Engage in the business of underwriting securities of other issuers, except to the extent that the Health Care Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

                   (3) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

                   (4) Purchase or sell physical commodities, but the Health Care Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

                   (5) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Health Care Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Health Care Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or

                   (6) Purchase securities of any one issuer if, as a result, more than 5% of the Health Care Fund's total assets would be invested in securities of that issuer or the Health Care Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Health Care Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies.

          Notwithstanding any other investment policy of the Health Care Fund, the Health Care Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

          The following investment policies of the Health Care Fund are not fundamental policies and may be changed by vote of the Trust's Board of Trustees without shareholder approval. The Health Care Fund will not:

                   (1) Purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, or purchase OTC options or hold assets set aside to cover OTC options written by the Health Care Fund, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Health Care Fund's net assets;

                   (2) Purchase securities on margin, provided that the Health Care Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Health Care Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

                   (3) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities; or

                   (4) Borrow money except for temporary or emergency purposes (other than to meet redemptions). While borrowings exceed 5% of the Health Care Fund's total assets, it will not make any additional investments.

          Investors should refer to the Health Care Fund's Prospectus for further information with respect to the Health Care Fund's investment objective, which may not be changed without the approval of its shareholders, and other investment policies, techniques and limitations, which may be changed without shareholder approval.

TELECOMMUNICATIONS AND TECHNOLOGY FUND


          The Telecommunications and Technology Fund has adopted the following investment limitations as fundamental policies, which (unless otherwise noted) may not be changed without approval by the affirmative vote of the lesser of (i) 67% of its shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares.

          The Telecommunications and Technology Fund may not:

                   (1) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Telecommunications and Technology Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

                   (2) Purchase or sell physical commodities, but the Telecommunications and Technology Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

                   (3) Engage in the business of underwriting securities of other issuers, except to the extent that the Telecommunications and Technology Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;


                   (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;


                   (5) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Telecommunications and Technology Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Telecommunications and Technology Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or

                   (6) Purchase securities of any one issuer if, as a result, more than 5% of the Telecommunications and Technology Fund's total assets would be invested in securities of that issuer or the Telecommunications and Technology Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Telecommunications and Technology Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies.

          Notwithstanding any other investment policy of the Telecommunications and Technology Fund, the Telecommunications and Technology Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

          The following investment policies of the Telecommunications and Technology Fund are not fundamental policies and may be changed by vote of the Trust's Board of Trustees without shareholder approval. The Telecommunications and Technology Fund may not:

                   (1) Invest in securities of an issuer if the investment would cause the Telecommunications and Technology Fund to own more than 10% of any class of securities of any one issuer, except that the Telecommunications and Technology Fund may purchase securities of Affiliated Money Market Funds to the extent permitted by exemptive order;


                   (2) Invest in companies for the purpose of exercising control or management;

                   (3) Invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market;

                   (4) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into;

                   (5) Borrow money except for temporary or emergency purposes (other than to meet redemptions). While borrowings exceed 5% of the Telecommunications and Technology Fund's total assets, it will not make any additional investments;


                   (6) Purchase securities on margin, provided that the Telecommunications and Technology Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Telecommunications and Technology Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or


                   (7) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.


          Investors should refer to the Telecommunications and Technology Fund's Prospectus for further information with respect to the Telecommunications and Technology Fund's investment objective, which may not be changed without the approval of its shareholders, and other investment policies, techniques and limitations, which may be changed without shareholder approval.


          If a percentage restriction on investment or utilization of assets in an investment policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values or a similar type of event will not be considered a violation of a Fund's or Portfolio's investment policies or restrictions. A Fund or Portfolio may exchange securities, exercise conversion or subscription rights, warrants or other rights to purchase common stock or other equity securities and may hold, except to the extent limited by the 1940 Act, any such securities so acquired without regard to the Fund's or Portfolio's investment policies and restrictions. The original cost of the securities so acquired will be included in any subsequent determination of a Fund's or Portfolio's compliance with the investment percentage limitations referred to above and in the Prospectus.


                       EXECUTION OF PORTFOLIO TRANSACTIONS

          Subject to policies established by the Trust's and the Portfolios' Board of Trustees, the Advisor is responsible for the execution of each Theme Portfolio's securities transactions and the selection of broker/dealers who execute such transactions on behalf of each Theme Portfolio. In executing transactions, the Advisor seeks the best net results for each Theme Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Although the Advisor generally seeks reasonably competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. While each Theme Portfolio may engage in soft dollar arrangements for research services, as described below, it has no obligation to deal with any broker/dealer or group of broker/dealers in the execution of portfolio transactions.

          Consistent with the interests of each Theme Portfolio, the Advisor may select broker/dealers to execute that Theme Portfolio's portfolio transaction on the basis of the research and brokerage services they provide to the Advisor for its use in managing that Theme Portfolio and its other advisory accounts. Such services may include furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Broker/dealers may communicate such information electronically, orally, in written form or on computer software. Research and brokerage services received from such broker are in addition to, and not in lieu of, the services required to be performed by the Advisor under the applicable investment management and administration contract. A commission paid to such broker may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of the Advisor to that Theme Portfolio and its other clients and that the total commissions paid by that Theme Portfolio will be reasonable in relation to the benefits it received over the long term. Research services may also be received from dealers who execute portfolio transactions in OTC markets.


          The Advisor may allocate brokerage transactions to broker/dealers who have entered into arrangements under which the broker/dealer allocates a portion of the commissions paid by a Theme Portfolio toward payment of its expenses, such as custodian fees.

          Investment decisions for a Theme Portfolio and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision occasionally may be made for two or more of such accounts, including a Theme Portfolio. In such cases, simultaneous transactions may occur. Purchases or sales are then allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Theme Portfolio is concerned, in other cases the Advisor believes that coordination and the ability to participate in volume transactions will be beneficial to that Theme Portfolio.

          Under a policy adopted by the Trust's and the Portfolios' Board of Trustees, and subject to the policy of obtaining the best net results, the Advisor may consider a broker/dealer's sale of the shares of the Theme Funds and the other portfolios for which AIM or the Advisor serves as investment manager or administrator in selecting broker/dealers for the execution of portfolio transactions. This policy does not imply a commitment to execute portfolio transactions through all broker/dealers that sell shares of the Theme Funds and such other portfolios.

          Each Theme Portfolio contemplates purchasing most foreign equity securities in OTC markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on U.S. transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

          Foreign equity securities may be held by a Theme Portfolio in the form of ADRs, ADSs, EDRs, GDRs, CDRs or securities convertible into foreign equity securities. ADRs, ADSs, EDRs, GDRs and CDRs may be listed on stock exchanges, or traded in the OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which a Theme Portfolio may invest are generally traded in the OTC markets.

          A Theme Portfolio does not have any obligation to deal with any broker/dealer or group of broker/dealers in the execution of securities transactions. Each Theme Portfolio contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through certain companies that are affiliated with AIM or the Advisor. The Trust's or the Portfolios' Board of Trustees, as applicable, has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which they are operating. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

          The Portfolios may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of a Portfolio, provided the conditions of an exemptive order received by the Portfolios from the SEC are met. In addition, a Portfolio may purchase or sell a security from or to another AIM Fund or account provided the Portfolios follow procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.


          For the fiscal years ended October 31, 1999, 1998 and 1997, the Global Consumer Products and Services Portfolio paid aggregate brokerage commissions of $719,925, $1,004,439 and $1,454,348, respectively.

          For the fiscal years ended October 31, 1999, 1998 and 1997, the Global Financial Services Portfolio paid aggregate brokerage commissions of $302,742, $404,804 and $250,893, respectively.

          For the fiscal years ended October 31, 1999, 1998 and 1997, the Health Care Fund paid aggregate brokerage commissions of $1,680,496, $1,647,939 and $1,150,118, respectively.

          For the fiscal years ended October 31, 1999, 1998 and 1997, the Global Infrastructure Portfolio paid aggregate brokerage commissions of $110,072, $317,191 and $131,543, respectively.

          For the fiscal years ended October 31, 1999, 1998 and 1997, the Global Resources Portfolio paid aggregate brokerage commissions of $221,586, $798,398 and $1,281,212, respectively

          For the fiscal years ended October 31, 1999, 1998 and 1997, the Telecommunications and Technology Fund paid aggregate brokerage commissions of $3,353,749, $2,740,833 and $2,254,069, respectively.

          For the fiscal years ended October 31, 1998 and 1997, the Health Care Fund paid to LGT Bank in Liechtenstein AG, which was an "affiliated" broker, aggregate brokerage commissions of $23,081 and $32,898, respectively, for transactions involving purchases and sales of portfolio securities which represented 2.01% and 2.03%, respectively of the total brokerage commissions paid by the Health Care Fund and 1.61% and 1.71%, respectively, of the aggregate dollar amount of transactions involving payment of commissions by the Health Care Fund.

         For fiscal year ended October 31, 1998 and 1997, the Telecommunications and Technology Fund paid to LGT Bank in Liechtenstein, AG, which was an "affiliated" broker, aggregate brokerage commissions of $22,584 for transactions involving purchases and sales of portfolio securities which represented 1.00% of the total brokerage commissions paid by the Fund and 0.67% of the aggregate dollar amount of transactions involving payment of commissions by the Fund.

ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") SECURITIES TRANSACTIONS

         From time to time, certain of the mutual funds managed by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds" or accounts managed by AIM or A I M Capital Management, Inc.), may become interested in participating in security distributions that are available in an IPO, and occasions may arise when purchases of such securities by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. In such cases, it shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPO securities for all AIM Funds and accounts participating in purchase transactions for that security, and to allocate such transactions in accordance with the following procedures:

         AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies, the liquidity of the AIM Fund or account if such investment is purchased, and whether the portfolio manager intends to hold the security as a long-term investment. The allocation of limited supply securities issued in IPOs will be made to eligible AIM Funds and accounts in a manner designed to be fair and equitable for the eligible AIM Funds and accounts, and so that there is equal allocation of IPOs over the longer term. Where multiple funds or accounts are eligible, rotational participation may occur, based on the extent to which an AIM Fund or account has participated in previous IPOs as well as the size of the AIM Fund or account. Each eligible AIM Fund or account with an asset level of less than $500 million, will be placed in one of three tiers, depending upon its asset level. The AIM Funds and accounts in the tier containing funds and accounts with the smallest asset levels will participate first, each receiving a 40 basis point allocation (rounded to the nearest share round lot that approximates 40 basis points) (the "Allocation"), based on that AIM Fund's or account's net assets. This process continues until all of the AIM Funds and accounts in the three tiers receive their Allocations, or until the shares are all allocated. Should securities remain after this process, eligible AIM Funds and accounts will receive their Allocations on a straight pro rata basis. For the tier of AIM Funds and accounts not receiving a full Allocation, the Allocation may be made only to certain AIM Funds or accounts so that each may receive close to or exactly 40 basis points.

         When any AIM Fund and/or account with substantially identical investment objectives and policies participates in syndicates, they will do so in amounts that are substantially proportionate to each other. In these cases, the net assets of the largest AIM Fund will be used to determine in which tier, as described in the paragraph above, such group of AIM Funds or accounts will be placed. If no AIM Fund is participating, then the net assets of the largest account will be used to determine tier placement. The price per share of securities purchased in such syndicate transactions will be the same for each AIM Fund and account.


PORTFOLIO TRADING AND TURNOVER

          Although each Theme Portfolio does not intend generally to trade for short-term profits, the securities held by that Theme Portfolio will be sold whenever management believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by each Theme Portfolio's average month-end portfolio value, excluding short-term investments. The portfolio turnover rate will not be a limiting factor when management deems portfolio changes appropriate. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that the Theme Portfolio will bear directly, and may result in the realization of net capital gains that are taxable when distributed to each Fund's shareholders.


         The portfolio turnover rates for Global Consumer Products and Services Portfolio, Global Financial Services Portfolio, Health Care Fund, Global Infrastructure Portfolio, Global Resources Portfolio and Telecommunications and Technology Fund the last two fiscal years were as follows:

                                                                           YEAR ENDED         YEAR ENDED
                                                                            OCT. 31,           OCT. 31,
                                                                              1999               1998
                                                                           ----------         ----------

         Global Consumer Products and Services Portfolio.................      160%              221%
         Global Financial Services Portfolio.............................      107%              111%
         Health Care Fund................................................      123%              187%
         Global Infrastructure Portfolio.................................       49%               96%
         Global Resources Portfolio......................................      123%              201%
         Telecommunications and Technology Fund..........................      122%               75%



                                   MANAGEMENT


          The Trust's Board of Trustees has overall responsibility for the operation of the Funds. The Trust's Board of Trustees has approved all significant agreements between the Trust on the one side and persons or companies furnishing services to the Fund on the other, including the investment management and administration agreement with AIM, the agreements with AIM Distributors regarding distribution of the Fund's shares, the custody agreement and the transfer agency agreement. The day-to-day operations of the Fund are delegated to the officers of the Trust, subject always to the investment objectives and policies of the Fund and to the general supervision of the Trust's Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and AIM Management Group Inc. ("AIM Management"), the parent corporation of AIM.



TRUSTEES AND EXECUTIVE OFFICERS

          The Trust's Trustees and Executive Officers and the Portfolios' Trustees and Executive Officers are listed below. Unless otherwise indicated, the address of each Executive Officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.



                                         POSITIONS
                                         HELD WITH                  PRINCIPAL OCCUPATION WITH REGISTRANT
     NAME, ADDRESS AND AGE               REGISTRANT
------------------------------         --------------     ----------------------------------------------------------

*ROBERT H. GRAHAM (53)                    Trustee,        Director, President and Chief Executive Officer, A I M
                                        Chairman and      Management Group, Inc.; Director and President,
                                         President        A I M Advisors, Inc.; Director and Senior Vice President,
                                                          A I M Capital Management, Inc., A I M Distributors, Inc.,
                                                          A I M Fund Services, Inc. and Fund Management Company; and
                                                          Director and Chief Executive Officer, Managed Products,
                                                          AMVESCAP PLC.




--------

* A trustee who is an "interested person" of the Trust and A I M Advisors, Inc. as defined in the 1940 Act.

                                          POSITIONS
                                          HELD WITH                 PRINCIPAL OCCUPATION WITH REGISTRANT
     NAME, ADDRESS AND AGE                REGISTRANT
--------------------------------        --------------    ---------------------------------------------------------------

C. DEREK ANDERSON (58)                      Trustee       Senior Managing Partner, Plantagenet Capital Management, LLC
220 Sansome Street                                        (an investment partnership); Chief Executive Officer,
Suite 400                                                 Plantagenet Holdings, Ltd. (an investment banking firm); and
San Francisco, CA 94104                                   Director, Premium Wear, Inc. (formerly Munsingwear, Inc.) (a casual apparel company), "R" Homes, Inc., Big Online, Inc.,
                                                          Champagne Albert Le Brun, and various other privately owned companies.

FRANK S. BAYLEY (60)                        Trustee       Partner, law firm of Baker & McKenzie; Director and
Two Embarcadero Center                                    Chairman, C. D. Stimson Company (a private investment
Suite 2400                                                company) and Stimson Marina, Inc.(a subsidiary of C.D.
San Francisco, CA 94111                                   Stimson Company; and Trustee, The Badgley Funds.


RUTH H. QUIGLEY (65)                        Trustee       Private investor; and President, Quigley Friedlander & Co.,
1055 California Street                                    Inc. (a financial advisory services firm) from 1984 to 1986.
San Francisco, CA  94108

SAMUEL D. SIRKO (40)                    Vice  President   Vice President, Assistant General Counsel and Assistant
                                         and Secretary    Secretary, A I M Advisors, Inc.; and Assistant General
                                                          Counsel and Assistant Secretary, A I M Management Group,
                                                          Inc., A I M Capital Management, Inc., A I M Distributors,
                                                          Inc., A I M Fund Services, Inc. and Fund Management Company.

MELVILLE B. COX (56)                    Vice President    Vice President and Chief Compliance Officer, A I M Advisors,
                                                          Inc., A I M Capital Management, Inc., A I M Distributors,
                                                          Inc., A I M Fund Services, Inc. and Fund Management Company.

GARY T. CRUM (52)                       Vice President    Director and President, A I M Capital Management, Inc.;
                                                          Director and Executive Vice President, A I M Management
                                                          Group Inc.; Director and Senior Vice President, A I M
                                                          Advisors, Inc.; and Director, A I M Distributors, Inc. and
                                                          AMVESCAP PLC.

CAROL F. RELIHAN (45)                   Vice President    Director, Senior Vice President, General Counsel and
                                                          Secretary, A I M Advisors, Inc.; Senior Vice President,
                                                          General Counsel and Secretary, A I M Management Group Inc.;
                                                          Director, Vice President and General Counsel, Fund
                                                          Management Company; Vice President and General Counsel,
                                                          A I M Fund Services, Inc.; and Vice President, A I M Capital
                                                          Management, Inc. and A I M Distributors, Inc.

DANA R. SUTTON (41)                     Vice President    Vice President and Fund Controller, A I M Advisors, Inc.;
                                         and Treasurer    and Assistant Vice President and Assistant Treasurer, Fund
                                                          Management Company.

          The Board of Trustees has a Nominating and Audit Committee, comprised of Miss Quigley (Chairman) and Messrs. Anderson and Bayley, which is responsible for nominating persons to serve as Directors, reviewing audits of the Trust and its funds and recommending firms to serve as independent auditors of the Trust. All of the Trust's Trustees also serve as directors or trustees of some or all of the other investment companies managed, administered or advised by AIM. All of the Trust's executive officers hold similar offices with some or all of the other investment companies managed, administered or advised by AIM.


          Each Trustee who is not a director, officer or employee of AIM or any affiliated company is paid an annual retainer component plus a per-meeting fee component, and reimbursed travel and other expenses incurred in connection with attendance at such meetings. Other Trustees and Officers receive no compensation or expense reimbursement from the Trust. For the fiscal year ended October 31, 1999, Mr. Anderson, Mr. Bayley, Mr. Arthur C. Patterson (a trustee until September 27, 1999, when he retired) and Miss Quigley, who are not directors, officers or employees of any affiliated company, received total compensation of $50,353, $51,376, $45,584 and $51,376, respectively, from the Trust for their services as Trustees. For the fiscal year ended October 31, 1999, Mr. Anderson, Mr. Bayley, Mr. Patterson and Miss Quigley, who are not directors, officers or employees of any other affiliated company, received total compensation of $101,833, $103,833, $93,583 and $103,083, respectively, from the investment companies managed or administered by AIM and for which he or she serves as a Director or Trustee. Fees and expenses disbursed to the Directors contained no accrued or payable pension or retirement benefits.



INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES RELATING TO THE FEEDER FUNDS AND THE PORTFOLIOS


          AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046, was organized in 1976 and, together with its subsidiaries, manages or advises approximately 120 investment portfolios encompassing a broad range of investment objectives. AIM and its worldwide asset management affiliates provide investment management and/or administrative services to institutional, corporate and individual clients around the world.

          AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM is also the sole shareholder of the Funds' principal underwriter, AIM Distributors.

          AIM Management and AIM are indirect wholly owned subsidiaries of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YR, England. AMVESCAP PLC and its subsidiaries are an independent management group that has a significant presence in the institutional and retail segment of the investment management industry in North America and Europe, and a growing presence in Asia. Certain directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management" herein.

          In addition to the investment resources of their Houston office, AIM draws upon the expertise, personnel, data and systems of other offices in Atlanta, Boston, Dallas, Denver, Louisville, Miami, New York, Portland (Oregon), Frankfurt, Hong Kong, London, Singapore, Sydney, Tokyo and Toronto. In managing the Funds and the Portfolios, the Advisor employs a team approach, taking advantage of its investment resources around the world.


          AIM serves as each Portfolio's investment manager and administrator under an investment management and administration contract between each Portfolio and AIM ("Portfolio Management Contract"). AIM serves as administrator to each Feeder Fund under an administration contract between the Trust and AIM ("Administration Contract"). The Administration Contract will not be deemed an advisory contract, as defined under the 1940 Act. As investment manager and administrator, AIM makes all investment decisions for each Portfolio and, as administrator, administers each Portfolio's and each

Feeder Fund's affairs. Among other things, AIM furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical and bookkeeping functions of each Portfolio and each Feeder Fund and provides suitable office space, necessary small office equipment and utilities.

          The Portfolio Management Contract may be renewed with respect to a Portfolio for additional one-year terms, provided that any such renewal has been specifically approved at least annually by (i) the Portfolios' Board of Trustees or the vote of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act) and (ii) a majority of Trustees who are not parties to the Portfolio Management Contract or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the specific purpose of voting on such approval. The Portfolio Management Contract provides that with respect to each Portfolio, and the Administration Contract provides that with respect to each Feeder Fund, either the Trust, each Portfolio or AIM may terminate the Contracts without penalty upon sixty days' written notice to the other party. The Portfolio Management Contract terminates automatically in the event of its assignment (as defined in the 1940 Act).


          AIM became investment manager and/or administrator to the Funds and the Portfolios effective June 1, 1998. Prior to that date, Chancellor LGT Asset Management, Inc. served as investment manager and administrator.

          Each of the named Theme Portfolios paid the following investment management and administration fees net of any expense limitations (fee waivers) for the years ended October 31, 1999, 1998 and 1997:



                                                                   1999             1998               1997
                                                                   ----             ----               ----

Global Consumer Products and
  Services Portfolio                                           $1,323,258       $ 1,329,063        $ 1,207,854
Global Financial Services Portfolio                               520,685           726,002            346,965
Global Infrastructure Portfolio                                   280,012           418,974            772,727
Global Resources Portfolio                                        191,117           434,214            979,215



          Prior to June 1, 1998, the named Theme Portfolios paid the above referenced advisory fees to the former advisor, Chancellor LGT Asset Management, Inc.

          For the fiscal year ended October 31, 1999, the Advisor reimbursed the Global Consumer Products and Services Portfolio, Global Financial Services Portfolio, Global Infrastructure Portfolio and Global Resources Portfolio for their respective investment management and administration fees in the amounts $16,422, $114,306, $123,428 and $135,288, respectively.

          For the fiscal years ended October 31, 1997, 1998 and 1999, the Financial Services Fund, Infrastructure Fund and Resources Fund paid administration fees of $119,765, $250,093 and $218,971; $266,025, $210,329 and
$138,782; and $388,578, $233,400 and $112,982, respectively.

          For the fiscal years ended October 31, 1997, 1998 and 1999, the Consumer Products and Services Fund paid $416,297, $457,314 and $461,258, respectively, in administration fees.

          For the fiscal years ended October 31, 1999, 1998 and 1997, each named Feeder Funds paid AIM and the prior investment manager and administrator the following administrative services fees:

                                                      1999             1998             1997
                                                  ------------     ------------     ------------
Consumer Products and
  Services Portfolio                              $    461,258     $    457,314     $    416,297
Financial Services Portfolio                           218,971          250,093          119,765
Infrastructure Portfolio                               138,782          210,329          266,025
Resources Portfolio                                    112,982          233,400          388,578


INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES RELATING TO THE HEALTH CARE FUND AND TELECOMMUNICATIONS AND TECHNOLOGY FUND


          AIM serves as the investment manager and administrator to the Health Care Fund and Telecommunications and Technology Fund under an Investment Management and Administration Contract ("Management Contract") between the Trust and AIM. As investment manager and administrator, AIM makes all investment decisions for the Health Care Fund and Telecommunications and Technology Fund and administers the Health Care Fund's and Telecommunications and Technology Fund's affairs. Among other things, AIM furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical and bookkeeping functions of the Trust and the Health Care Fund and Telecommunications and Technology Fund, and provides suitable office space, necessary small office equipment and utilities.



          The Management Contract may be renewed for additional one-year terms with respect to the Health Care Fund and Telecommunications and Technology Fund, provided that any such renewal has been specifically approved at least annually by: (i) the Trust's Board of Trustees, or by the vote of a majority of the Health Care Fund and Telecommunications and Technology Fund's outstanding voting securities (as defined in the 1940 Act), and (ii) a majority of Trustees who are not parties to the Management Contract or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the specific purpose of voting on such approval. The Management Contract provides that with respect to the Health Care Fund and Telecommunications and Technology Fund either the Trust or of AIM may terminate the Contracts without penalty upon sixty days' written notice to the other party. The Management Contract terminate automatically in the event of their assignment (as defined in the 1940 Act).



         Under a master accounting services agreement AIM serves as the Funds' pricing and accounting agent. For these services, the Funds pay AIM such fees as are determined in accordance with methodologies established, from time to time, by the Trust's Board of Trustees.

         For the fiscal years ended October 31, 1999, 1998 and 1997, each Fund paid AIM and the prior investment manager the following accounting services fees:



                                               1999         1998         1997
                                           ------------ ------------ ------------
Consumer Products and
  Services Portfolio                       $     49,731 $     47,155 $     43,330
Financial Services Portfolio                     34,005       27,027       12,292
Health Care Fund                                142,382      142,351      153,780
Infrastructure Portfolio                         25,171       22,640       27,303
Resources Portfolio                              24,486       24,981       34,698
Telecommunications and Technology Fund           20,819      437,627      493,322



          For these services, Health Care Fund and Telecommunications and Technology Fund pay AIM investment management and administration fees, computed daily and paid monthly, based on its average daily net assets, at the annualized rate of 0.975% on the first $500 million, 0.95% on the next $500 million, 0.925% on the next $500 million and 0.90% on the amounts thereafter. For these services, the Portfolios pay AIM investment management and administration fees computed daily and paid monthly, based on average daily net assets, at the annualized rate of 0.725% on the first $500 million, 0.70% on the next

$500 million, 0.675% on the next $500 million and 0.65% on amounts thereafter. The investment management and administration fees paid by the Funds are higher than those paid by most mutual funds. The Funds pay all expenses not assumed by AIM, AIM Distributors or other agents. AIM has undertaken to limit each Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the annual rate of 2.00%, 2.50% and 2.50% of the average daily net assets of each Fund's Class A, Class B and Class C shares, respectively, until June 30, 2000.

          AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.


EXPENSES OF THE FUNDS AND OF THE PORTFOLIOS

          Each Fund and each Portfolio pays all expenses not assumed by AIM, AIM Distributors and other agents. These expenses include, in addition to the advisory, administration, distribution, transfer agency, pricing and accounting agency and brokerage fees discussed above, legal and audit expenses, custodian fees, trustees' fees, organizational fees, fidelity bond and other insurance premiums, taxes, extraordinary expenses and expenses of reports and prospectuses sent to existing investors. The allocation of general Trust expenses and expenses shared among the Funds and other funds organized as series of the Trust are allocated on a basis deemed fair and equitable, which may be based on the relative net assets of the Funds or the nature of the service performed and relative applicability to the Funds. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. The ratio of each Fund's expenses to its relative net assets can be expected to be higher than the expense ratios of funds investing solely in domestic securities, since the cost of maintaining the custody of foreign securities and the rate of investment management fees paid by the Funds or the Portfolios generally are higher than the comparable expenses of such other funds.


                             THE DISTRIBUTION PLANS

THE CLASS A AND C PLAN

          The Trust has adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to the Class A and C shares of the Funds (the "Class A and C Plan"). The Class A and C Plan provides that the Class A shares pay 0.50% per annum of their average daily net assets as compensation to AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares. Under the Class A and C Plan, Class C shares of the Funds pay compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class C shares. Payments can also be directed by AIM Distributors to selected institutions who have entered into service agreements with respect to Class A and Class C shares of each Fund and who provide continuing personal services to their customers who own Class A and C shares of the Fund. The service fees payable to selected institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts which were purchased on or after a prescribed date set forth in the Class A and C Plan. Activities appropriate for financing under the Class A and C Plan include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class A and C Plan.

          Of the aggregate amount payable under the Class A and C Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Fund, in amounts of up to 0.25% of the average daily net assets of the Fund attributable to the customers of such dealers or financial institutions are characterized as a service fee, and payments to dealers and other financial institutions in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Class A and C Plan. The Class A and C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Fund. The Class A and C Plan does not obligate the Fund to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Class A and C Plan on behalf of the Fund. Thus, under the Class A and C Plan, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Fund will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

THE CLASS B PLAN


          The Trust has also adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of the Funds (the "Class B Plan", and collectively with the Class A and C Plan, the "Plans"). Under the Class B Plan, each Fund pays compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class B shares. Of such amount, each Fund pays a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected dealers and other institutions which furnish continuing personal shareholder services to their customers who purchase and own Class B shares. Amounts paid in accordance with the Class B Plan may be used to finance any activity primarily intended to result in the sale of Class B shares, including but not limited to printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class B Plan.


BOTH PLANS

          Pursuant to an incentive program, AIM Distributors may enter into agreements ("Shareholder Service Agreements") with investment dealers selected from time to time by AIM Distributors for the provision of distribution assistance in connection with the sale of the Funds' shares to such dealers' customers, and for the provision of continuing personal shareholder services to customers who may from time to time directly or beneficially own shares of the Funds. The distribution assistance and continuing personal shareholder services to be rendered by dealers under the Shareholder Service Agreements may include, but shall not be limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Fund; assisting customers in changing dividend options, account designations and addresses, and in enrolling in any of the several special investment plans offered in connection with the purchase of a Fund's shares; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in a Fund's shares; and providing such other information and services as a Fund or the customer may reasonably request.

          Under the Plans, in addition to the Shareholder Service Agreements authorizing payments to selected dealers, banks may enter into Shareholder Service Agreements authorizing payments under the Plans to be made to banks which provide services to their customers who have purchased shares. Services provided pursuant to Shareholder Service Agreements with banks may include some or all of the following: answering shareholder inquiries regarding the Funds; performing sub-accounting; establishing and maintaining shareholder accounts and records; processing customer purchase and redemption transactions; providing periodic statements showing a shareholder's account balance and the integration of such statements with those of other transactions and balances in the shareholder's other accounts serviced by the bank; forwarding applicable prospectuses, proxy statements, reports and notices to bank clients who hold Fund shares; and such other administrative services as a Fund reasonably may request, to the extent permitted by applicable statute, rule or regulation. Similar agreements may be permitted under the Plans for institutions which provide recordkeeping for and administrative services to 401(k) plans.

          Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another.

          Under a Shareholder Service Agreement, each Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement generally will be calculated at the end of each payment period for each business day of a Fund during such period at the annual rate of 0.25% of the average daily net asset value of the Fund's shares purchased or acquired through exchange. Fees calculated in this manner shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which each Fund's shares are held.

          Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD"). The Plans conform to rules of the NASD by limiting payments made to dealers and other financial institutions who provide continuing personal shareholder services to their customers who purchase and own shares of the Funds to no more than 0.25% per annum of the average daily net assets of the funds attributable to the customers of such dealers or financial institutions, and by imposing a cap on the total sales charges, including asset based sales charges, that may be paid by the Fund and its respective classes.


          AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A and Class C shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.

          Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Fund on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments under the Plans. These payments are an obligation of the Funds and not of AIM Distributors. Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one class over another.

          For the fiscal year ended October 31, 1999, for Class A and B shares, and for the period March 1, 1999 (date operations commenced) through October 31, 1999, for Class C shares, each Fund paid the following distribution fees:




                                                                                           % OF CLASS
                                                                                          AVERAGE DAILY
                                                                                           NET ASSETS
                                 CLASS A        CLASS B        CLASS C        CLASS A        CLASS B         CLASS C
                               ----------     ----------     ----------     ----------      ----------      ----------
Consumer Products and
  Services Fund                $  344,198     $1,032,430     $      827           .50%           1.00%           1.00%
Financial Services Fund        $  151,168     $  495,394     $    1,687           .50%           1.00%           1.00%
Health Care Fund               $1,919,476     $1,088,812     $    4,464           .50%           1.00%           1.00%
Infrastructure Fund            $  108,405     $  283,904     $       70           .50%           1.00%           1.00%
Resources Fund                 $   86,740     $  239,305     $      406           .50%           1.00%           1.00%
Telecommunications and
  Technology Fund              $4,313,052     $7,605,277     $   27,171           .50%           1.00%            100%


          Prior to June 1, 1998, the Trust had adopted a different Rule 12b-1 plan, that operated as a "reimbursement-type" plan (the "Prior Plan"). The Trust provided GT Global, Inc., the distributor at the time the Prior Plan was in effect, $11,171,511 in payments under the Prior Plan for 1998. For 1998, the Trust provided AIM Distributors, the current distributor of the Funds, $7,270,614.


          An estimate by category of actual fees paid by each Fund with regard to the Class A shares during the fiscal year ended October 31, 1999 are as follows:




                                         CONSUMER
                                         PRODUCTS                                                              TELECOMMUNICATIONS
                                           AND          FINANCIAL       HEALTH                                        AND
                                         SERVICES       SERVICES         CARE      INFRASTRUCTURE   RESOURCES      TECHNOLOGY
                                           FUND           FUND           FUND           FUND           FUND           FUND
                                        ----------     ----------     ----------     ----------     ----------     ----------
CLASS A
   Advertising                          $   39,560     $   18,577     $  195,252     $   11,711     $   12,403     $  422,275
   Printing and Mailing
     prospectuses, semi-annual
     reports and annual
     reports (other than
     to current shareholders)                3,487          1,704         17,557              0              0         37,946
   Seminars                                 10,762          6,760         59,114              0              0        130,644
   Compensation to Underwriters
     to partially offset
     other marketing expenses                    0              0              0              0              0              0
   Compensation to Dealers
     including Finder's Fees               290,389        124,126      1,647,552         96,695         74,336      3,722,187
   Compensation to Sales
     Personnel                                   0              0              0              0              0              0
   Annual Report Total                  $  344,198     $  151,167     $1,919,475     $  108,406     $   86,739     $4,313,052

          An estimate by category of actual fees paid by each Fund with regard to the Class B Shares during the fiscal year ended October 31, 1999 are as follows:



                                         CONSUMER
                                         PRODUCTS                                                              TELECOMMUNICATIONS
                                           AND          FINANCIAL       HEALTH                                        AND
                                         SERVICES       SERVICES         CARE      INFRASTRUCTURE   RESOURCES      TECHNOLOGY
                                           FUND           FUND           FUND           FUND           FUND           FUND
                                        ----------     ----------     ----------     ----------     ----------     ----------
CLASS B
   Advertising                          $    8,043     $    4,277     $    6,809     $      796     $    3,019     $   25,099
   Printing and Mailing
     prospectuses, semi-annual
     reports and annual
     reports (other than
     to current shareholders)                  657            372            540              0            113          2,222
   Seminars                                  2,526          1,291          2,100              0            627          7,893
   Compensation to Underwriters
     to partially offset
     other marketing expenses              774,322        371,545        816,609        212,928        179,479      5,703,958
   Compensation to Dealers                 246,881        117,909        262,754         70,180         56,067      1,866,105
   Compensation to Sales
     Personnel                                   0              0              0              0              0              0
   Annual Report Total                  $1,032,429     $  494,394     $1,088,812     $  283,904     $  239,305     $7,605,277



          An estimate by category of actual fees paid by each Fund with regard to the Class C Shares for the period March 1, 1999 (date operations commenced) through October 31, 1999 are as follows:



                                         CONSUMER
                                         PRODUCTS                                                              TELECOMMUNICATIONS
                                           AND          FINANCIAL       HEALTH                                        AND
                                         SERVICES       SERVICES         CARE      INFRASTRUCTURE   RESOURCES      TECHNOLOGY
                                           FUND           FUND           FUND           FUND           FUND           FUND
                                        ----------     ----------     ----------     ----------     ----------     ----------
CLASS C
   Advertising                          $      199     $      312     $        0     $       17     $        2     $      159
   Printing and Mailing
     prospectuses, semi-annual
     reports and annual
     reports (other than
     to current shareholders)                    0              0              0              0              0             16
   Seminars                                      0              0              0              0              0             58
   Compensation to Underwriters
     to partially offset
     other marketing expenses                  620          1,265          3,348             53            240         17,582
   Compensation to Dealers                       7            109          1,116              0            163          9,355
   Compensation to Sales
     Personnel                                   0              0              0              0              0              0
   Annual Report Total                  $      826     $    1,686     $    4,464     $       70     $      405     $   27,170



          The Plans require AIM Distributors to provide the Board of Trustees at least quarterly with a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. The Board of Trustees reviews these reports in connection with their decisions with respect to the Plans.

          As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans ("Qualified Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the Trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of each Fund and their respective shareholders.

          The Plans do not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, a Fund will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

          Unless terminated earlier in accordance with their terms, the Plans continue in effect from year to year, as long as such continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Qualified Trustees.

          The Plans may be terminated by the vote of a majority of the Qualified Trustees, or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

          Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, it may be amended by the trustees, including a majority of the Qualified Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees. In the event the Class A and C Plan is amended in a manner which the Board of Trustees determines would materially increase the charges paid under the Class A and C Plan, the Class B shares of each Fund will no longer convert into Class A shares of the same Fund unless the Class B shares, voting separately, approve such amendment. If the Class B shareholders do not approve such amendment, the Board of Trustees will (i) create a new class of shares of the Fund which is identical in all material respects to the Class A shares as they existed prior to the implementation of the amendment and (ii) ensure that the existing Class B shares of the Fund will be exchanged or converted into such new class of shares no later than the date the Class B shares were scheduled to convert into Class A shares.

          The principal differences between the Class A and C Plan, on the one hand, and the Class B Plan, on the other hand, are: (i) the Class A and C Plan allows payment to AIM Distributors or to dealers or financial institutions of up to 0.50% of average daily net assets of the Class A shares of each Fund, as compared to 1.00% of such assets of the Funds' Class B shares; (ii) the Class B Plan obligates the Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessor, GT Global, Inc. unless there has been a complete termination of the Class B Plan (as defined in such Plan) and
(iii) the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.


                                 THE DISTRIBUTOR


          Information concerning AIM Distributors and the continuous offering of each Fund's shares is set forth in the Prospectuses under the heading "Purchasing Shares." The Trust has entered into a Master Distribution Agreement with AIM Distributors relating to the Class A shares and Class C shares of the Funds and a Master Distribution Agreement with AIM Distributors relating to the Class B shares of the Funds. Such Master Distribution Agreements are hereinafter collectively referred to as the "Distribution Agreements."

          The Distribution Agreements provide that AIM Distributors will bear the expenses of printing from the final proof and distributing each Fund's prospectuses and statements of additional information relating to public offerings made by AIM Distributors pursuant to the Distribution Agreements (other than those prospectuses and statements of additional information distributed to existing shareholders of the Fund), and any promotional or sales literature used by AIM Distributors or furnished by AIM Distributors to dealers in connection with the public offering of each Fund's shares, including expenses of advertising in connection with such public offerings. AIM Distributors has not undertaken to sell any specified number of shares of any classes of any Fund.

          The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors is authorized to advance to institutions through whom Class B shares are sold, a sales commission under schedules established by AIM Distributors. The Distribution Agreement for the Class B shares provides that AIM Distributors (or its assignee or transferee) will receive 0.75% (of the total 1.00% payable under the distribution plan applicable to Class B shares of each Fund's average daily net assets attributable to Class B shares attributable to the sales efforts of AIM Distributors.

          AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B shares of the Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. AIM Distributors anticipates that it will require a number of years to recoup from Class B Plan payments the sales commissions paid to dealers and institutions in connection with sales of Class B shares. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

          The Trust (on behalf of any class of a Fund) or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors and its predecessor; provided, however, that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments by the Fund of asset based distribution fees and service fees to AIM Distributors. Termination of the Class B Plan or Distribution Agreement does not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

          From time to time, AIM Distributors may transfer and sell its right to payments under the Distribution Agreement relating to Class B shares in order to finance distribution expenditures in respect of Class B shares.


          The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by the Trust's distributors for the fiscal year ended October 31, 1999 and 1998:

                                                     1999                         1998
                                           -------------------------     -------------------------
                                             SALES          AMOUNT         SALES          AMOUNT
                                             CHARGE        RETAINED        CHARGE        RETAINED
                                           ----------     ----------     ----------     ----------
Consumer Products and
  Services Fund                            $  162,704     $   27,585     $   14,898     $   13,455
Financial Services Fund                    $   86,372     $   16,231     $    5,454     $    5,299
Health Care Fund                           $  276,656     $   51,905     $    8,771     $    9,735
Infrastructure Fund                        $   15,244     $    3,065     $    1,469     $    1,423
Resources Fund                             $   47,364     $   10,174     $    3,733     $    3,635
Telecommunications and Technology Fund     $1,167,764     $  205,929     $   36,792     $   34,813



          Prior to June 1, 1998, GT Global Inc. was the Trust's distributor, and a total of $389,099 sales charges were paid in connection with the sale of Class A shares of each Fund and the amount retained by GT Global Inc. was $97,425.


          The following chart reflects the contingent deferred sales charges paid by Class A, Class B and Class C* shareholders for the fiscal years ended October 31, 1999 and 1998:




                                              1999           1998
                                           ----------     ----------
Consumer Products and Services Fund        $       94     $  353,264
Financial Services Fund                    $    1,268     $  191,418
Health Care Fund                           $    3,480     $  511,753
Infrastructure Fund                        $        0     $  352,924
Resources Fund                             $        0     $  357,602
Telecommunications and Technology Fund     $    8,313     $2,950,006




          * Class C shares of each fund commenced operations on 03/01/99.



                      SALES CHARGES AND DEALER CONCESSIONS


         CATEGORY I. Certain AIM Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds include Class A shares of each of AIM Advisor Flex Fund, AIM Advisor International Value Fund, AIM Advisor Large Cap Value Fund, AIM Aggressive Growth Fund, AIM Asian Growth Fund, AIM Basic Value Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund, AIM Dent Demographic Trends Fund, AIM European Development Fund, AIM Euroland Growth Fund, AIM Global Utilities Fund, AIM Global Growth & Income Fund, AIM International Equity Fund, AIM Japan Growth Fund, AIM Large Cap Basic Value Fund, AIM Large Cap Growth Fund, AIM Large Cap Opportunities Fund, AIM Mid Cap Equity Fund, AIM Mid Cap Growth Fund, AIM Mid Cap Opportunities Fund, AIM New Pacific Growth Fund, AIM Select Growth Fund, AIM Small Cap Growth Fund, AIM Small Cap Opportunities Fund, AIM Value Fund and AIM Weingarten Fund.

                                                                                                  Dealer
                                                                                                Concession
                                                            Investor's Sales Charge             ----------
                                                          ---------------------------              As a
                                                              As a              As a            Percentage
                                                           Percentage        Percentage           of the
                                                          of the Public      of the Net           Public
                    Amount of Investment in                 Offering          Amount             Offering
                     Single Transaction(1)                    Price          Invested             Price
                     ---------------------                -------------      --------           ----------
                          Less than $   25,000                5.50%             5.82%             4.75%
             $ 25,000 but less than $   50,000                5.25              5.54              4.50
             $ 50,000 but less than $  100,000                4.75              4.99              4.00
             $100,000 but less than $  250,000                3.75              3.90              3.00
             $250,000 but less than $  500,000                3.00              3.09              2.50
             $500,000 but less than $1,000,000                2.00              2.04              1.60


---------------
(1) AIM Small Cap Opportunities Fund will not accept any single purchase in excess of $250,000.


          CATEGORY II. Certain AIM Funds are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds are: the Class A shares of each of AIM Advisor Real Estate Fund, AIM Balanced Fund, AIM Developing Markets Fund, AIM Emerging Markets Debt Fund, AIM Global Aggressive Growth Fund, AIM Global Consumer Products and Services Fund, AIM Global Financial Services Fund, AIM Global Government Income Fund, AIM Global Growth Fund, AIM Global Health Care Fund, AIM Global Income Fund, AIM Global Infrastructure Fund, AIM Global Resources Fund, AIM Global Telecommunications and Technology Fund, AIM Global Trends Fund, AIM High Income Municipal Fund, AIM High Yield Fund, AIM High Yield Fund II, AIM Income Fund, AIM Intermediate Government Fund, AIM Latin American Growth Fund, AIM Municipal Bond Fund, AIM Strategic Income Fund and AIM Tax-Exempt Bond Fund of Connecticut.




                                                                                                  Dealer
                                                                                                Concession
                                                            Investor's Sales Charge             ----------
                                                          ---------------------------              As a
                                                              As a              As a            Percentage
                                                           Percentage        Percentage           of the
                                                          of the Public      of the Net           Public
                    Amount of Investment in                 Offering          Amount             Offering
                       Single Transaction                     Price          Invested             Price
                    -----------------------               -------------      --------           ----------
                           Less than $   50,000               4.75%            4.99%              4.00%
              $ 50,000 but less than $  100,000               4.00             4.17               3.25
              $100,000 but less than $  250,000               3.75             3.90               3.00
              $250,000 but less than $  500,000               2.50             2.56               2.00
              $500,000 but less than $1,000,000               2.00             2.04               1.60




          CATEGORY III. Certain AIM Funds are currently sold with a sales charge ranging from 1.00% to 0.50% of the offering price on purchases of less than $1,000,000. These AIM Funds are the Class A shares of each of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

                                                                                                  Dealer
                                                                                                Concession
                                                            Investor's Sales Charge             ----------
                                                          ---------------------------              As a
                                                              As a              As a            Percentage
                                                           Percentage        Percentage           of the
                                                          of the Public      of the Net           Public
                    Amount of Investment in                 Offering          Amount             Offering
                     Single Transaction(1)                    Price          Invested             Price
                    -----------------------               -------------      --------           ----------
                          Less than   $   100,000              1.00%           1.01%               0.75%
             $100,000 but less than   $   250,000              0.75            0.76                0.50
             $250,000 but less than   $ 1,000,000              0.50            0.50                0.40



        There is no sales charge on purchases of $1,000,000 or more of Category I, II or III funds; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions as set forth below.



        ALL GROUPS OF AIM FUNDS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.


        In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the AIM Funds during a specified period of time. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.


        AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than Class A shares of each of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to 0.10% of such purchases of Class A shares of AIM Limited Maturity Treasury Fund, and in an amount up to 0.25% of such purchases of Class A shares of AIM Tax-Free Intermediate Fund.

        AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.

        AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.



        Exchanges of AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares are considered sales of such Class B shares or Class C shares for purposes of the sales charges and dealer concessions discussed above.



        AIM Distributors may pay investment dealers or other financial service firms for share purchases (measured on an annual basis) of Class A Shares of all AIM Funds except AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund and AIM Tax-Exempt Cash Fund sold at net asset value to an employee benefit plan as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases and up to 0.10% of the net asset value of any Class A shares of AIM Limited Maturity Treasury Fund sold at net asset value to an employee benefit plan in accordance with this paragraph.



                       REDUCTIONS IN INITIAL SALES CHARGES


        Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of the AIM Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.


        The term "purchaser" means:


        o an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, Roth IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

        o a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), if:


                a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the Funds will not accept contributions submitted with respect to individual participants);

                b. each transmittal must be accompanied by a single check or wire transfer; and

                c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;


        o a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) and 457 plans, although more than one beneficiary or participant is involved;


        o a Simplified Employee Pension (SEP), Salary Reduction and other Elective Simplified Employee Pension account (SAR-SEP) or a Savings Incentive Match Plans for Employees IRA (SIMPLE IRA), where the employer has notified the distributor in writing that all of its related employee SEP, SAR-SEP or SIMPLE IRA accounts should be linked; or

        o any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

        Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.


        1. LETTERS OF INTENT. A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992. The LOI confirms such purchaser's intention as to the total investment to be made in shares of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund, (ii) Class B and Class C shares of the AIM Funds and (iii) shares of AIM Floating Rate Fund) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.

        Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.


        To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.


        If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he must give written notice to AIM Distributors. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.


        2. RIGHTS OF ACCUMULATION. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund, (ii) Class B and Class C shares of the AIM Funds and (iii) shares of AIM Floating Rate Fund) at the time of the proposed purchase. Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund, (ii) Class B and Class C shares of the AIM Funds and (iii) shares of AIM Floating Rate Fund) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund, with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish AFS with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

        PURCHASES AT NET ASSET VALUE. Purchases of shares of any of the AIM Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a fund; (b) exchanges of shares of certain funds; (c) use of the reinstatement privilege; or (d) a merger, consolidation or acquisition of assets of a fund.

        The following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:


        o       AIM Management and its affiliates, or their clients;

        o Any current or retired officer, director or employee (and members of their immediate family) of AIM Management, its affiliates or The AIM Family of Funds(R), and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

        o Any current or retired officer, director, or employee (and members of their immediate family), of CIGNA Corporation or its affiliates, or of First Data Investor Services Group; and any deferred compensation plan for directors of investment companies sponsored by CIGNA Investments, Inc. or its affiliates;


        o Sales representatives and employees (and members of their immediate family) of selling group members or financial institutions that have arrangements with such selling group members;

        o       Purchases through approved fee-based programs;


        o Employee benefit plans designated as purchasers as defined above, and non-qualified plans offered in conjunction therewith, provided the initial investment in the plan(s) is at least $1 million; the sponsor signs a $1 million LOI; the employer-sponsored plan(s) has at least 100 eligible employees; or all plan transactions are executed through a single omnibus account per Fund and the financial institution or service organization has entered into the appropriate agreements with the distributor. Section 403(b) plans sponsored by public educational institutions are not eligible for a sales charge exception based on the aggregate investment made by the plan or the number of eligible employees. Purchases of AIM Small Cap Opportunities Fund by such plans are subject to initial sales charges;

        o Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

        o Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds.

        o Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

        o A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

        o Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds; and

        o Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time.

        o Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund.


        As used above, immediate family includes an individual and his or her spouse, children, parents and parents of spouse.

                   CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS


         Former GT Global funds Class A shares that are subject to a contingent deferred sales charge and that were purchased before June 1, 1998 are entitled to the following waivers from the contingent deferred sales charge otherwise due upon redemption: (1) minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2; (2) total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement plan; (3) when a redemption results from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or from the death or disability of the employee; (4) redemptions pursuant to a Fund's right to liquidate a shareholder's account involuntarily; (5) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds; (6) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (7) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (8) redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder; (9) redemptions made in connection with a distribution from any retirement plan or account that involves the return of an excess deferral amount pursuant to Section 401(k)(8) or Section 402(g)(2) of the Code; (10) redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and (11) redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.



         Former GT Global funds Class B shares purchased before June 1, 1998 are subject to the following waivers from the contingent deferred sales charge otherwise due upon redemption in addition to the waivers provided for redemptions of currently issued Class B shares as described in a Prospectus: (1) total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement; (2) minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2; (3) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds; (4) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (5) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (6) redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder; (7) redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation
Section 1.401(k)-1(d)(2)); and (8) redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

         CDSCs will not apply to the following:


         o Additional purchases of Class C shares of AIM Advisor Flex Fund, AIM Advisor International Value Fund, AIM Advisor Large Cap Value Fund and AIM Advisor Real Estate Fund by shareholders of record on April 30, 1995, of these Funds, except that shareholders whose broker-dealers maintain a single omnibus account with AFS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

         o        Redemptions following the death or post-purchase disability of
                  (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

         o        Certain distributions from individual retirement accounts,
                  Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of the participant or beneficiary;


         o Amounts from a Systematic Withdrawal Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;


         o Liquidation by the Fund when the account value falls below the minimum required account size of $500;


         o        Investment account(s) of AIM; and


         o Class C shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer waives the payment otherwise payable to him.

         Upon the redemption of shares of funds in sales charge Categories I and II (see "Sales Charges and Dealer Concessions") purchased in amounts of $1 million or more, no CDSC will be applied in the following situations:

         o        Shares held more than 18 months;

         o Redemptions from employee benefit plans designated as qualified purchasers, as defined above, where the redemptions are in connection with employee terminations or withdrawals, provided the total amount invested in the plan is at least $1,000,000; the sponsor signs a $1 million LOI; or the employer-sponsored plan has at least 100 eligible employees; provided, however, that 403(b) plans sponsored by public educational institutions shall qualify for the CDSC waiver on the basis of the value of each plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the plan or on the number of eligible employees;

         o        Private foundations or endowment funds;

         o Redemption of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment; and


         o Shares acquired by exchange from Class A shares of funds in sales charge Categories I and II unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the Class A shares.



                        HOW TO PURCHASE AND REDEEM SHARES


         A complete description of the manner by which shares of each Fund may be purchased appears in the Prospectus under the heading "Purchasing Shares-How to Purchase Shares."

         The sales charge normally deducted on purchases of Class A shares of the Funds is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of such shares. Since there is little expense associated with unsolicited orders placed directly with AIM Distributors by persons who, because of their relationship with the Funds or with AIM and its affiliates, are familiar with the Funds, or whose programs for purchase involve little expense (e.g., because of the size of the transaction and shareholder records required), AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons be permitted to purchase Class A shares of the Funds through AIM Distributors without payment of a sales charge. The persons who may purchase Class A shares of the Funds without a sales charge are listed under the caption "Reductions in Initial Sales Charges - Purchases at Net Asset Value."


         Complete information concerning the method of exchanging shares of the Funds for shares of the other AIM Funds is set forth in the Prospectus under the heading "Exchanging Shares."


         Information concerning redemption of the Funds' shares is set forth in each Fund's Prospectus under the caption "Redeeming Shares." Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Fund telephone: or (800) 347-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value of the Fund next determined after such order is received. Such arrangement is subject to timely receipt by AFS of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Funds or by AIM Distributors (other than any applicable
CDSC) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction. AIM intends to redeem all shares of the Funds in cash


         The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

BACKUP WITHHOLDING


         Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

         Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.


         An investor is subject to backup withholding if:

         (1)      the investor fails to furnish a correct TIN to the Fund, or


         (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or


         (3) the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or


         (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

         (5) the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

          Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1) (2) or (5) above applies.


          Certain payees and payments are exempt from backup withholding and information reporting. A complete listing of such exempt entities appears in the Instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

     o   a corporation


     o an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under Section 403(b)(7)


     o   the United States or any of its agencies or instrumentalities

     o a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

     o a foreign government or any of its political subdivisions, agencies or instrumentalities

     o an international organization or any of its agencies or instrumentalities

     o   a foreign central bank of issue

     o a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

     o a futures commission merchant registered with the Commodity Futures Trading Commission

     o   a real estate investment trust

     o   an entity registered at all times during the tax year under the 1940
         Act


     o   a common trust fund operated by a bank under Section 584(a)


     o   a financial institution

     o a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List


     o   a trust exempt from tax under Section 664 or described in Section 4947


         Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.

NOTE: Section references are to sections of the Code.


         IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

         NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.



                          NET ASSET VALUE DETERMINATION


         The net asset value per share of each Fund is normally determined once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. Net asset value per share is determined by dividing the value of each Theme Portfolio's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of each Fund's net asset value per share is made in accordance with generally accepted accounting principles.


         Each equity security held by a Theme Portfolio is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the last available bid. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked prices on that day. Debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE.


         Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees of the Fund and the Portfolio.



                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS


          Income dividends and capital gains distributions are automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in "Shareholder Information-Purchasing Shares-Special Plans-Automatic Dividend Investment." If a shareholder's account does not have any shares in it on a dividend or capital gains distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.


TAX MATTERS

          The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

TAXATION OF THE FUNDS

          Each Fund is treated as a separate corporation for federal income tax purposes. To continue to qualify for treatment as a regulated investment company ("RIC") under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, Futures or Forward Contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); and (2) the Diversification Requirements. Each Feeder Fund, as an investor in its corresponding Portfolio, is deemed to own a proportionate share of the Portfolio's assets, and to earn a proportionate share of the Portfolio's income, for purposes of determining whether the Fund satisfies the requirements described above to qualify as a RIC.

         Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.


         See "Taxation of Certain Investment Activities" below for a discussion of the tax consequences to each Feeder Fund of hedging transactions engaged in, and investments in passive foreign investment companies ("PFICs") and other foreign securities by its corresponding Portfolio and to the Health Care Fund and Telecommunications and Technology Fund of those transactions and investments.


TAXATION OF THE THEME PORTFOLIOS

         The Portfolios and their Relationship to the Feeder Funds. Each Portfolio is treated as a separate partnership for federal income tax purposes and is not a "publicly traded partnership." As a result, each Portfolio is not subject to federal income tax; instead, each Feeder Fund, as an investor in its corresponding Portfolio, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions and credits, without regard to whether it has received any cash distributions from the Portfolio. Each Portfolio also is not subject to Delaware income or franchise tax.

         Because, as noted above, each Feeder Fund is deemed to own a proportionate share of its corresponding Portfolio's assets, and to earn a proportionate share of its corresponding Portfolio's income, for purposes of determining whether the Fund satisfies the requirements to qualify as a RIC, each Portfolio intends to conduct its operations so that its corresponding Fund will be able to continue to satisfy all those requirements.

         Distributions to each Feeder Fund from its corresponding Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and
(3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. Each Feeder Fund's basis for its interest in its corresponding Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (b) the Fund's share of the Portfolio's losses.

REINSTATEMENT PRIVILEGE


         For federal income tax purposes, exercise of your reinstatement privilege may increase the amount of gain or reduce the amount of loss recognized in the original redemption transaction, because the initial sales charge will not be taken into account in determining such gain or loss to the extent there has been a reduction in the initial sales charge payable upon reinstatement. Wash sale rules may also limit the amount of loss recognized.


TAXATION OF CERTAIN INVESTMENT ACTIVITIES

         Foreign Taxes. Dividends and interest received by a Theme Portfolio, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund's total assets (taking into account, in the case of a Feeder Fund, its proportionate share of its corresponding Portfolio's assets) at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it (taking into account, in the case of a Feeder Fund, its proportionate share of any foreign taxes paid by its corresponding Portfolio) (a "Fund's foreign taxes"). Pursuant to the election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him, his share of the Fund's foreign taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents its income from foreign and U.S. possessions sources (taking into account, in the case of a Feeder Fund, its proportionate share of its corresponding Portfolio's income from those sources) as his own income from those sources and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. Each Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's foreign taxes and income (taking into account, in the case of a Feeder Fund, its proportionate share of its corresponding Portfolio's income) from sources within foreign countries and U.S. possessions if it makes this election. Pursuant to the Taxpayer Relief Act of 1997 ("Tax Act"), individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Form 1099 and all of whose foreign source of income is "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the Form 1116 that otherwise is required.


         Passive Foreign Investment Companies. Each Theme Portfolio may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is a foreign corporation--other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly or constructively, at least 10% of that voting power) as to which the Theme Portfolio is a U.S. shareholder (effective with respect to each Fund for their taxable year beginning November 1, 1999)--that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a part (or, in the case of a Feeder Fund, its proportionate share of a part) of any "excess distribution" received by it (or, in the case of a Feeder Fund, by its corresponding Portfolio) on the stock of a PFIC or of any gain on the Fund's (or, in the case of a Feeder Fund, its corresponding Portfolio's) disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.


         If a Theme Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Theme Portfolio (or, in the case of a Portfolio, its corresponding Feeder Fund) would be required to include in income each year its pro rata share (taking into account, in the case of a Feeder Fund, its proportionate share of its corresponding Portfolio's pro rata share) of the QEF's ordinary earnings and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss)--which most likely would have to be distributed by the Theme Portfolio (or, in the case of a Portfolio, its corresponding Feeder Fund) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax--even if those earnings and gain were not received thereby from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         A holder of stock in any PFIC may elect to include in ordinary income for each taxable year beginning after 1997 the excess, if any, of the fair market value of the stock over the adjusted basis therein as of the end of that year. Pursuant to the election, a deduction (as an ordinary, not capital, loss) also will be allowed for the excess, if any, of the holder's adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income for prior taxable years. The adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Regulations proposed in 1992 provided a similar election with respect to the stock of certain PFICs.

         Options, Futures and Foreign Currency Transactions. The Theme Portfolios' use of hedging transactions, such as selling (writing) and purchasing options and futures and entering into forward contracts, involves complex rules that will determine, for federal income tax purposes, the amount, character and timing of recognition of the gains and losses a Theme Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts derived by a Theme Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement for that Theme Portfolio (or, in the case of a Portfolio, its corresponding Feeder
Fund).

         Futures and forward contracts that are subject to section 1256 of the Code (other than those that are part of a "mixed straddle") ("Section 1256 Contracts") and that are held by a Theme Portfolio at the end of its taxable year generally will be deemed to have been sold at that time at market value for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. That 60% portion will qualify for the reduced maximum tax rates on noncorporate taxpayers' net capital gain--20% (10% for non-corporate taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 12 months.

         Section 988 of the Code also may apply to gains and losses from transactions in foreign currencies, foreign-currency-denominated debt securities and options, futures and forward contracts on foreign currencies ("Section 988" gains and losses). Each Section 988 gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. Each Theme Portfolio attempts to monitor section 988 transactions to minimize any adverse tax impact.

         If a Theme Portfolio has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis--and enters into a "constructive sale" of the same or substantially similar property, the Theme Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time unless the closed transaction exception applies. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Theme Portfolio or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.


TAXATION OF THE FUNDS' SHAREHOLDERS

         Dividends and other distributions declared by a Fund in, and payable to shareholders of record as of a date in, October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.


         A portion of the dividends from the [ ] Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by that Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. The Funds other than the [ ] Fund are not expected to pay dividends eligible for that deduction.

         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

         Dividends paid by a Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") generally will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply, however, to a dividend paid by a Fund to a foreign shareholder that is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic shareholders will apply. A distribution of net capital gain by a Fund to a foreign shareholder generally will be subject to U.S. federal income tax (at the rates applicable to domestic persons) only if the distribution is "effectively connected" or the foreign shareholder is treated as a resident alien individual for federal income tax purposes.

         The foregoing is a general and abbreviated summary of certain federal tax considerations affecting the Funds, their shareholders and the Portfolios at the date of this Statement of Additional Information. Investors are urged to consult their own tax advisors for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from a Fund.


                             SHAREHOLDER INFORMATION

         This information supplements the discussion in each Fund's Prospectus under the title "Shareholder Information."


         TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

         SHARE CERTIFICATES. AIM Funds will issue share certificates upon written request to AFS. Otherwise, shares are held on the shareholder's behalf and recorded on the Fund books. AIM Funds will not issue certificates for shares held in prototype retirement plans.

         SYSTEMATIC WITHDRAWAL PLAN. Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested in shares of the applicable AIM Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

         Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C Shares of the AIM Funds and AIM Cash Reserve Share of AIM Money Market Fund), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.


         Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan.


         TERMS AND CONDITIONS OF EXCHANGE. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

         EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to NYSE Close. The Transfer Agent and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.



         By signing an account application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.



         REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.


         SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

         Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

         TRANSACTIONS BY INTERNET. An investor may effect transactions in his account through the Internet by selecting the AIM Internet Connect option on his completed account application form or completing an AIM Internet Connect Authorization Form. By signing either form the investor acknowledges and agrees that the Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any internet transaction effected in accordance with the instructions set forth in the forms if they reasonably believe such request to be genuine. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that (1) if he no longer wants the AIM Internet Connect option, he will notify the Transfer Agent in writing, and (2) the AIM Internet Connect option may be terminated at any time by the AIM Funds.


         DIVIDENDS AND DISTRIBUTIONS. In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.

         For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date.


         Dividends on Class B and Class C shares are expected to be lower than those for Class A shares or AIM Cash Reserve Shares because of higher distribution fees paid by Class B and Class C shares. Dividends on all shares may also be affected by other class-specific expenses.


         Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

         Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.


                            MISCELLANEOUS INFORMATION

CHARGES FOR CERTAIN ACCOUNT INFORMATION

         The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

CUSTODIAN AND TRANSFER AGENT

         State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. The Custodian attends to the collection of principal and income, pays and collects all monies for securities bought and sold by the Funds and performs certain other ministerial duties. AIM Fund Services, Inc., a wholly owned subsidiary of AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, acts as transfer and dividend disbursing agent for the Funds. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets. The Funds pay the Custodian and the Transfer Agent such compensation as may be agreed upon from time to time.

INDEPENDENT ACCOUNTANTS

         The Trust's and Theme Portfolios' independent accountants are PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP conducts annual audits of the Portfolios' and the Funds' financial statements, assists in the preparation of each Portfolio's and each Fund's federal and state income tax returns and consults with the Trust and Global Investment Portfolio as to matters of accounting, regulatory filings, and federal and state income taxation.

         The audited financial statements of the Trust included in this Statement of Additional Information have been examined by PricewaterhouseCoopers LLP, as stated in their opinion appearing herein, and are included in reliance upon such opinion given upon the authority of that firm as experts in accounting and auditing.

LEGAL MATTERS

         The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, acts as counsel to the Trust and the Funds.

SHAREHOLDER LIABILITY

         Under Delaware law, the shareholders of the Trust enjoy the same limitations extended to shareholders of private, for-profit corporations. There is a remote possibility, however, that under certain circumstances shareholders of the Trust may be held personally liable for the Trust's obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a trustee. If a shareholder is held personally liable for the obligations of the Trust, the Trust Agreement provides that the shareholder shall be entitled out of the assets belonging to the applicable Fund (or allocable to the applicable Class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Trust's Bylaws and applicable law. Thus, the risk of a shareholder incurring financial loss on account of such liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and where the other party was held not to be bound by the disclaimer.

SPECIAL SERVICING AGREEMENT

         Subject to receipt of an exemptive order from the SEC, the Funds will be parties to a Special Servicing Agreement ("Agreement") among the Trust on behalf of the Funds, AIM Series Trust on behalf of its sole series, AIM Global Trends Fund ("Global Trends Fund"), AIM and AFS. The Agreement will provide that, if the Trust's Board of Trustees determines that a Fund's share of the aggregate expenses of Global Trends Fund is less than the estimated savings to the Fund from the operation of Global Trends Fund, the Fund will bear those expenses in proportion to the average daily value of its shares owned by Global Trends Fund, provided that no Fund will bear such expenses in excess of the estimated savings to it. Those savings are expected to result primarily from the elimination of numerous separate shareholder accounts that are or would have been invested directly in the Funds and the resulting reduction in shareholder servicing costs. Although these cost savings are not certain, the estimated savings to the Funds generated by the operation of Global Trends Fund are expected to be sufficient to offset most, if not all, of the expenses incurred by that Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         To the best knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding shares of any class of each Fund's equity securities as of February 14, 2000, and the percentage of the outstanding shares held by such holders are set forth below:




                                                                                       PERCENT          PERCENT
                                                                                      OWNED OF         OWNED OF
                                               NAME AND ADDRESS                        RECORD          RECORD AND
FUND                                           OF RECORD OWNER                          ONLY*         BENEFICIALLY
----                                           ----------------                         -----         ------------
Consumer Products and Services Fund -
   Class B                                     Merrill Lynch Pierce Fenner & Smith       7.10%             -0-
                                               FBO The Sole Benefit of Customers
                                               Attn: Fund Administrator
                                               4800 Deer Lake Dr East 2nd Floor
                                               Jacksonville, FL 32246


Consumer Products and Services Fund -
   Class C                                     Merrill Lynch Pierce Fenner & Smith      28.40%             -0-
                                               FBO The Sole Benefit of Customers
                                               Attn: Fund Administrator
                                               4800 Deer Lake Dr East 2nd Floor
                                               Jacksonville, FL 32246

                                               Salomon Smith Barney Inc.                 5.20%             -0-
                                               333 West 34th Street - 3rd Floor
                                               New York, NY 10001


Financial Services Fund -
   Class A                                     Merrill Lynch Pierce Fenner & Smith      11.60%             -0-
                                               FBO The Sole Benefit of Customers
                                               Attn: Fund Administrator
                                               4800 Deer Lake Dr East 2nd Floor
                                               Jacksonville, FL 32246

Financial Services Fund -
   Class B                                     Merrill Lynch Pierce Fenner & Smith      12.50%             -0-
                                               FBO The Sole Benefit of Customers
                                               Attn: Fund Administrator
                                               4800 Deer Lake Dr East 2nd Floor
                                               Jacksonville, FL 32246

Financial Services Fund -
   Class C                                     Merrill Lynch Pierce Fenner & Smith      26.70%             -0-
                                               FBO The Sole Benefit of Customers
                                               Attn: Fund Administrator
                                               4800 Deer Lake Dr East 2nd Floor
                                               Jacksonville, FL 32246


Health Care Fund -
   Class A                                     Merrill Lynch Pierce Fenner & Smith      12.70%             -0-
                                               FBO The Sole Benefit of Customers
                                               Attn: Fund Administrator
                                               4800 Deer Lake Dr East 2nd Floor
                                               Jacksonville, FL 32246

                                                                                       PERCENT          PERCENT
                                                                                       OWNED OF         OWNED OF
                                               NAME AND ADDRESS                        RECORD          RECORD AND
FUND                                           OF RECORD OWNER                          ONLY*         BENEFICIALLY
----                                           ----------------                         -----         ------------
Health Care Fund -
   Class B                                     Merrill Lynch Pierce Fenner & Smith        9.50%            -0-
                                               FBO The Sole Benefit of Customers
                                               Attn: Fund Administrator
                                               4800 Deer Lake Dr East 2nd Floor
                                               Jacksonville, FL 32246

Health Care Fund -
   Class C                                     Merrill Lynch Pierce Fenner & Smith       13.10%            -0-
                                               FBO The Sole Benefit of Customers
                                               Attn: Fund Administrator
                                               4800 Deer Lake Dr East 2nd Floor
                                               Jacksonville, FL 32246

Infrastructure Fund -
   Class B                                     Merrill Lynch Pierce Fenner & Smith        7.90%            -0-
                                               FBO The Sole Benefit of Customers
                                               Attn: Fund Administrator
                                               4800 Deer Lake Dr East 2nd Floor
                                               Jacksonville, FL 32246

Infrastructure Fund -
   Class C                                     Double John Partnership                   48.60%            -0-
                                               Attn: John Walker Gen Ptr
                                               8655 Camargo Rd
                                               Cincinnati, OH 45243

                                               Salomon Smith Barney Inc                  38.40%            -0-
                                               333 West 34th St - 3rd Floor
                                               New York, NY 10001

Resources Fund -
   Class B                                     Merrill Lynch Pierce Fenner & Smith        7.10%            -0-
                                               FBO The Sole Benefit of Customers
                                               Attn: Fund Administrator
                                               4800 Deer Lake Dr East 2nd Floor
                                               Jacksonville, FL 32246

Resources Fund -
   Class C                                     Huntleigh Securities                      16.20%            -0-
                                               Clinton C. Initial Cntrbtn Fnd
                                               8000 Maryland Ave
                                               St. Louis, MO  63105

                                               Huntleigh Securities                      16.10%            -0-
                                               ContributionFund
                                               8000 Maryland Ave
                                               St. Louis, MO  63105

                                               Huntleigh Securities                      12.30%            -0-
                                               Bond Co Initial Cont Fund
                                               8000 Maryland Ave
                                               St. Louis, MO  63105

                                                                                       PERCENT          PERCENT
                                                                                      OWNED OF         OWNED OF
                                               NAME AND ADDRESS                        RECORD          RECORD AND
FUND                                           OF RECORD OWNER                          ONLY*         BENEFICIALLY
----                                           ----------------                         -----         ------------

                                               NFSC FEBO # EBP-217620                    -0-              10.70%
                                               John C. Kristoff
                                               4 Sunset Dr
                                               Sterling, MA 01564

                                               NFSC FEBO # STL-037290                    -0-               9.70%
                                               NFSC/FMTC IRA Rollover
                                               FBO Joseph E. Nelson
                                               2545 Marcal Rd
                                               Birmingham, AL 35244

                                               NFSC FEBO # STL-115541                   7.40%               -0-
                                               Marilyn Stocks TTEE
                                               Daniel F and Mabel S Carrick Fam
                                               Tr "A", U/A 8/8/90
                                               2590 Bennett Ridge Rd
                                               Santa Rosa, CA 95404

                                               Painewebber for the Benefit of            -0-               6.30%
                                               Painewebber Cust - JT10008
                                               FBO Robert L Guynn
                                               P. O. Box 1108
                                               New York, NY 10268-1108

                                               Merrill Lynch Pierce Fenner & Smith      5.30%               -0-
                                               FBO The Sole Benefit of Customers
                                               Attn: Fund Administration
                                               4800 Deer Lake Dr East 2nd Floor
                                               Jacksonville, FL 32246


Telecommunications and Technology Fund -
   Class A                                     Merrill Lynch Pierce Fenner & Smith       9.0%               -0-
                                               FBO The Sole Benefit of Customers
                                               Attn: Fund Administration
                                               4800 Deer Lake Dr East 2nd Floor
                                               Jacksonville, FL 32246

Telecommunications and Technology Fund -
   Class B                                     Merrill Lynch Pierce Fenner & Smith     10.30%               -0-
                                               FBO The Sole Benefit of Customers
                                               Attn: Fund Administration
                                               4800 Deer Lake Dr East 2nd Floor
                                               Jacksonville, FL 32246

Telecommunications and Technology Fund -
   Class C                                     Merrill Lynch Pierce Fenner & Smith      8.90%               -0-
                                               FBO The Sole Benefit of Customers
                                               Attn: Fund Administration
                                               4800 Deer Lake Dr East 2nd Floor
                                               Jacksonville, FL 32246

         As of February 14, 2000, the trustees and officers of the Trust owned beneficially less than 1% of the outstanding shares of each class of Consumer Products and Services Fund, Financial Services Fund, Health Care Fund, Infrastructure Fund, Resources Fund and Telecommunications and Technology Fund.



                               INVESTMENT RESULTS

TOTAL RETURN QUOTATIONS

         The standard formula for calculating total return is as follows:
                                       n
                                P(1+T)    = ERV

           Where P      =  a hypothetical initial payment of $1,000.
                 T      =  average annual total return (assuming the
                           applicable maximum sales load is deducted at the
                           beginning of the 1, 5, or 10 year periods).
                 (n)    =  number of years.
                 ERV    =  ending redeemable value of a hypothetical $1,000
                           payment at the end of the 1, 5, or 10 year periods
                           (or fractional portion of such period).


         The standardized returns for the Class A shares for each of the named Funds, stated as average annualized total returns for the periods shown, were:



                                                   ONE             FIVE            TEN           SINCE
                                                   YEAR            YEARS          YEARS        INCEPTION*
                                                ----------      ----------      ----------     ----------
Consumer Products and Services Fund .......          35.84%          29.70%            N/A          29.69%
Financial Services Fund ...................          18.33%          19.07%            N/A          15.90%
Health Care Fund ..........................           0.51%          16.86%          13.23%         13.61%
Infrastructure Fund .......................          32.36%          13.11%            N/A          12.27%
Resources Fund ............................          13.02%           2.88%            N/A           2.89%
Telecommunications and Technology Fund ....          98.15%          24.80%            N/A          20.83%



       * The inception dates for Class A shares of the Funds are as follows:
         Consumer Products and Services Fund 02/01/95, Financial Services Fund 05/31/94, Health Care Fund 08/07/89, Infrastructure Fund 05/31/94, Resources Fund 05/31/94 and Telecommunications and Technology Fund 01/27/92.



          The standardized returns for the Class B shares for each of the named Funds, stated as average annualized total returns for the periods shown, were:

                                                         ONE            FIVE           TEN          SINCE
                                                         YEAR           YEARS         YEARS       INCEPTION*
                                                       -------         -------       -------      ----------
Consumer Products and Services Fund.................    36.91%          30.18%         N/A         30.23%
Financial Services Fund.............................    18.67%          19.47%         N/A         16.25%
Health Care Fund....................................     0.25%          17.21%         N/A         15.91%
Infrastructure Fund.................................    33.29%          13.43%         N/A         12.58%
Resources Fund......................................    13.23%           3.04%         N/A          3.14%
Telecommunications and Technology Fund..............   102.04%          25.25%         N/A         23.02%




       * The inception dates for Class B shares of the Funds are as follows:
         Consumer Products and Services Fund 02/01/95, Financial Services Fund 05/31/94, Health Care Fund 04/01/93, Infrastructure Fund 05/31/94, Resources Fund 05/31/94 and Telecommunications and Technology Fund 04/01/93.




          The standardized returns for the Class C shares for each of the named Funds, stated as aggregate total returns for the periods shown, were:




                                                         ONE            FIVE           TEN          SINCE
                                                         YEAR           YEARS         YEARS       INCEPTION*
                                                       -------         -------       -------      ----------
Consumer Products and Services Fund.................     N/A             N/A           N/A         43.07%
Financial Services Fund.............................     N/A             N/A           N/A         20.40%
Health Care Fund....................................     N/A             N/A           N/A          4.45%
Infrastructure Fund.................................     N/A             N/A           N/A         40.64%
Resources Fund......................................     N/A             N/A           N/A         26.10%
Telecommunications and Technology Fund..............     N/A             N/A           N/A         94.04%



       * The inception date for Class C shares of Consumer Products and Services Fund, Financial Services Fund, Health Care Fund, Infrastructure Fund, Resources Fund and Telecommunications and Technology Fund is 03/01/99.


          Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:
                                        n
                                 P(1+U)   = ERV

           Where P      =  a hypothetical initial payment of $1,000.
                 U      =  average annual total return assuming payment of
                           only a stated portion of, or none of, the applicable
                           maximum sales load at the beginning of the stated
                           period.
                 (n)    =  number of years.
                 ERV    =  ending  redeemable  value  of a  hypothetical
                           $1,000 payment  at the end of the  stated period.


          The average annual non-standardized returns for Class A shares for each of the named Funds, stated as average annualized total returns for the periods shown, were:

                                                         ONE            FIVE           TEN          SINCE
                                                         YEAR           YEARS         YEARS       INCEPTION*
                                                       -------         -------       -------      ----------
Consumer Products and Services Fund.................    42.62%          30.97%         N/A         30.95%
Health Care Fund....................................     5.52%          18.01%       13.78%        14.15%
Telecommunications and Technology Fund..............   108.08%          26.03%         N/A         21.57%




       * The inception dates for Class A shares of the Funds are as follows:
         Consumer Products and Services Fund 02/01/95, Health Care Fund 08/07/89 and Telecommunications and Technology Fund 01/27/92.



          The average annual non-standardized returns for Class B shares for each of the named Funds, stated as average annualized total returns for the periods shown, were:



                                                         ONE            FIVE           TEN          SINCE
                                                         YEAR           YEARS         YEARS       INCEPTION*
                                                       -------         -------       -------      ----------
Consumer Products and Services Fund.................    41.91%          30.32%         N/A         30.30%
Health Care Fund....................................     4.99%          17.42%         N/A         15.91%
Telecommunications and Technology Fund..............   107.04%          25.41%         N/A         23.02%



       * The inception dates for Class B shares of the Funds are as follows:
         Consumer Products and Services Fund 02/01/95, Health Care Fund 04/01/93 and Telecommunications and Technology Fund 04/01/93.



          The aggregate non-standardized returns for Class C shares for each of the named Funds, stated as aggregate total returns for the periods shown, were:



                                                         ONE            FIVE           TEN          SINCE
                                                         YEAR           YEARS         YEARS       INCEPTION*
                                                       -------         -------       -------      ----------

Consumer Products and Services Fund.................     N/A             N/A           N/A         43.07%
Health Care Fund....................................     N/A             N/A           N/A          4.45%
Telecommunications and Technology Fund..............     N/A             N/A           N/A         94.04%



       * The inception date for Class C shares Consumer Products and Services, Health Care Fund and Telecommunications and Technology Fund is 03/01/99.



          The aggregate non-standardized returns for Class A shares for each of the named Funds, stated as aggregate total returns for the periods shown, were:




                                                         ONE            FIVE           TEN          SINCE
                                                         YEAR           YEARS         YEARS       INCEPTION*
                                                       -------         -------       -------      ----------

Financial Services Fund.............................    18.33%         139.38%         N/A        128.01%
Infrastructure Fund.................................    32.36%          85.16%         N/A         90.87%
Resources Fund......................................    13.02%          15.24%         N/A         17.26%




       * The inception dates for Class A shares of the Funds are as follows:
         Financial Services Fund 05/31/94, Infrastructure Fund 05/31/94 and Resources Fund 05/31/94.



          The aggregate non-standardized returns for Class B shares for each of the named Funds, stated as aggregate total returns for the periods shown, were:

                                                         ONE            FIVE           TEN          SINCE
                                                         YEAR           YEARS         YEARS       INCEPTION*
                                                       -------         -------       -------      ----------
Financial Services Fund.............................    18.67%          43.38%         N/A        131.93%
Infrastructure Fund.................................    33.29%          87.75%         N/A         93.90%
Resources Fund......................................    13.23%          16.14%         N/A         18.83%


      * The inception dates for Class B shares of the Funds are as follows:
        Financial Services Fund 05/31/94, Infrastructure Fund 05/31/94 and Resources Fund 05/31/94.


          The aggregate non-standardized returns for Class C shares for each of the named Funds, stated as aggregate total returns for the periods shown, were:




                                                         ONE            FIVE           TEN          SINCE
                                                         YEAR           YEARS         YEARS       INCEPTION*
                                                       -------         -------       -------      ----------
Financial Services Fund.............................     N/A             N/A           N/A         20.40%
Infrastructure Fund.................................     N/A             N/A           N/A         40.64%
Resources Fund......................................     N/A             N/A           N/A         26.10%




      * The inception date for Class C shares Financial Services Fund, Infrastructure Fund and Resources Fund is 03/01/99.


         Cumulative total return across a stated period may be calculated as follows:

                                 P(1+V)(n) = ERV

           Where P     =   a hypothetical initial payment of $1,000.
                 V     =   cumulative total return assuming payment of all of,
                           a stated portion of, or none of, the applicable
                           maximum sales load at the beginning of the stated
                           period.
                 (n)   =   number of years.
                 ERV   =   ending  redeemable  value  of a  hypothetical  $1,000
                           payment  at the end of the  stated
                           period.


          The aggregate non-standardized returns (not taking sales charges into account) for the Class A shares of for each of the named Funds, stated as aggregate total returns for the periods shown, were:



                                                         ONE            FIVE           TEN          SINCE
                                                         YEAR           YEARS         YEARS       INCEPTION*
                                                       -------         -------       -------      ----------

Consumer Products and Services Fund.................    42.62%         285.40%         N/A        285.40%
Financial Services Fund.............................    24.24%         151.26%         N/A        139.38%
Health Care Fund....................................     5.52%         128.82%       263.76%      295.93%
Infrastructure Fund.................................    38.96%          94.43%         N/A        100.38%
Resources Fund......................................    18.69%          21.00%         N/A         23.11%
Telecommunications and Technology Fund..............   108.08%         217.95%         N/A        370.55%



      * The inception dates for Class A shares of the Funds are as follows:
        Consumer Products and Services Fund 02/01/95, Financial Services Fund 05/31/94, Health Care Fund 08/07/89, Infrastructure Fund 05/31/94, Resources Fund 05/31/94 and Telecommunications and Technology Fund 01/27/92.



The aggregate non-standardized returns (not taking sales charges into account) for the Class B shares for each of the named Funds, stated as aggregate total returns for the periods shown, were:

                                                         ONE            FIVE           TEN          SINCE
                                                         YEAR           YEARS         YEARS       INCEPTION*
                                                       -------         -------       -------      ----------

Consumer Products and Services Fund.................    41.91%         275.90%         N/A        275.90%
Financial Services Fund.............................    23.97%         145.38%         N/A        132.93%
Health Care Fund....................................     4.99%         123.24%         N/A        170.96%
Infrastructure Fund.................................    38.29%          89.75%         N/A         94.90%
Resources Fund......................................    18.23%          18.14%         N/A         19.83%
Telecommunications and Technology Fund..............   107.04%         210.25%         N/A        304.84%



      * The inception dates for Class B shares of the Funds are as follows:
        Consumer Products and Services Fund 02/01/95, Financial Services Fund 05/31/94, Health Care Fund 04/01/93, Infrastructure Fund 05/31/94, Resources Fund 05/31/94 and Telecommunications and Technology Fund 04/01/93.



          The aggregate non-standardized returns (not taking sales charges into account) for the Class C shares for each of the named Funds, stated as aggregate total returns for the periods shown, were:



                                                         ONE            FIVE           TEN          SINCE
                                                         YEAR           YEARS         YEARS       INCEPTION*
                                                       -------         -------       -------      ----------

Consumer Products and Services Fund.................     N/A             N/A           N/A         44.07%
Financial Services Fund.............................     N/A             N/A           N/A         21.40%
Health Care Fund....................................     N/A             N/A           N/A          5.40%
Infrastructure Fund.................................     N/A             N/A           N/A         41.64%
Resources Fund......................................     N/A             N/A           N/A         27.10%
Telecommunications and Technology Fund..............     N/A             N/A           N/A         95.04%



      * The inception date for Class C shares of Consumer Products and Services Fund, Financial Services Fund, Health Care Fund, Infrastructure Fund, Resources Fund and Telecommunications and Technology Fund is 03/01/99.



          The aggregate standardized returns (taking sales charges into account) for the Class A shares for each of the named Funds, stated as aggregate total returns for the periods shown were:



                                                         ONE            FIVE           TEN          SINCE
                                                         YEAR           YEARS         YEARS       INCEPTION*
                                                       -------         -------       -------      ----------

Financial Services Fund.............................    18.33%         139.38%         N/A        128.01%
Health Care Fund....................................     0.51%         117.98%       246.45%      277.11%
Infrastructure Fund.................................    32.36%          85.16%         N/A         90.87%
Resources Fund......................................    13.02%          15.24%         N/A         17.26%
Telecommunications and Technology Fund..............    98.15%         202.79%         N/A        348.20%



      * The inception dates for Class A shares of each Fund are as follows:
        Financial Services Fund 05/31/94, Health Care Fund 08/07/89, Infrastructure Fund 05/31/94, Resources Fund 05/31/94, and Telecommunications and Technology Fund 01/27/92.

          The aggregate standardized returns (taking sales charges into account) for the Class B shares for each of the named Funds, stated as aggregate total returns for the periods shown were:



                                                         ONE            FIVE           TEN          SINCE
                                                         YEAR           YEARS         YEARS       INCEPTION*
                                                       -------         -------       -------      ----------

Financial Services Fund.............................    18.67%         143.38%         N/A        131.93%
Health Care Fund....................................     0.25%         121.24%         N/A        170.96%
Infrastructure Fund.................................    33.29%          87.75%         N/A         93.90%
Resources Fund......................................    13.23%          16.14%         N/A         18.83%
Telecommunications and Technology Fund..............   102.04%         208.25%         N/A        304.84%



      * The inception dates for Class B shares of each Fund are as follows:
        Financial Services Fund 05/31/94, Health Care Fund 04/01/93, Infrastructure Fund 05/31/94, Resources Fund 05/31/94, and Telecommunications and Technology Fund 04/01/93.



          The aggregate standardized returns (taking sales charges into account) for the Class C shares for each of the named Funds, stated as aggregate total returns for the periods shown were:



                                                         ONE            FIVE           TEN          SINCE
                                                         YEAR           YEARS         YEARS       INCEPTION*
                                                       -------         -------       -------      ----------

Financial Services Fund.............................   N/A             N/A             N/A         20.40%
Health Care Fund....................................   N/A             N/A             N/A          4.45%
Infrastructure Fund.................................   N/A             N/A             N/A         40.64%
Resources Fund......................................   N/A             N/A             N/A         26.10%
Telecommunications and Technology Fund..............   N/A             N/A             N/A         94.04%



      * The inception date for Class C shares of Financial Services Fund, Health Care Fund, Infrastructure Fund, Resources Fund and Telecommunications and Technology Fund is 03/01/99.



          The aggregate non-standardized returns for the Class A shares of the Consumer Products and Services Fund, stated as aggregate total returns for the periods shown, were:



                                                         ONE            FIVE           TEN          SINCE
                                                         YEAR           YEARS         YEARS       INCEPTION*
                                                       -------         -------       -------      ----------

Consumer Products and Services Fund................... [     %]        [     %]      [     %]     [       %]



      * The inception date for Class A shares of Consumer Products and Services Fund is 02/01/95.



          The aggregate non-standardized returns for the Class B shares of Consumer Products and Services Fund stated as aggregate total returns for the periods shown were:



                                                         ONE            FIVE           TEN          SINCE
                                                         YEAR           YEARS         YEARS       INCEPTION*
                                                       -------         -------       -------      ----------

Consumer Products and Services Fund................    [     %]        [     %]      [     %]     [       %]




      * The inception date for Class B shares of Consumer Products and Services Fund is 02/01/95.


          Each Fund's investment results will vary from time to time depending upon market conditions, the composition of each Fund's portfolio and operating expenses of each Fund, so that current or past yield or total return should not be considered representative of what an investment in each Fund may earn in any future period. These factors and possible differences in the methods used in calculating investment results should be considered when comparing each Fund's investment results with those published for other investment companies and other investment vehicles. Each Fund's results also should be considered relative to the risks associated with such Fund's investment objective and policies.


PERFORMANCE INFORMATION

         All advertisements of a Fund will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of the Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding the Fund's performance is contained in the Fund's annual report to shareholders, which is available upon request and without charge.


         A Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of the Fund's maximum front-end sales charge at the time of purchase. Standardized total return for Class B and Class C shares reflects the deduction of the maximum applicable contingent deferred sales charge on a redemption of shares held for the period.



         A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN THE FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gains or losses.



From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Voluntary fee waivers or reductions or commitments to assume expenses may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions or commitments to assume expenses, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions or reimbursement of expenses set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.



The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results. A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in any Fund.


         A practice of waiving or reducing fees or reimbursing expenses will have the effect of increasing that Fund's yield and total return. The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results. A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in any Fund.

         Some or all of the Theme Portfolios may participate in the IPO market, and a significant portion of those Theme Portfolios' returns may be attributable to their investment in IPOs, which have a magnified impact due to the Theme Portfolios' small asset bases. There is no guarantee that as the Theme Portfolios' assets grow, they will continue to invest to the same degree in IPOs or that they will experience substantially similar performance.


         Total return and yield figures for the Funds are neither fixed nor guaranteed, and no Fund's principal is insured. Performance quotations reflect historical information and should not be considered representative of a Fund's performance for any period in the future. Performance is a function of a number of factors which can be expected to fluctuate. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. Such publications or media entities may include the following, among others:


          Advertising Age                      Fortune                          New York Times
          Barron's                             Global Finance                   Pension World
          Best's Review                        Hartford Courant Inc.            Pensions & Investments
          Broker World                         Institutional Investor           Personal Investor
          Business Week                        Insurance Forum                  Financial Services Week
          Changing Times                       Insurance Week                   Philadelphia Inquirer
          Christian Science Monitor            Investor's Daily                 Smart Money
          Consumer Reports                     Journal of the American          USA Today
          Economist                              Society of CLU & ChFC          U.S. News & World Report
          EuroMoney                            Kiplinger Letter                 Wall Street Journal
          FACS of the Week                     Money                            Washington Post
          Financial Planning                   Mutual Fund Forecaster           CNN
          Financial Product News               Mutual Fund Magazine             CNBC
          Financial World                      Nation's Business                PBS
          Forbes


         The Funds and AIM Distributors may from time to time, in advertisements, sales literature and reports furnished to present or prospective shareholders, compare each Fund with the following, or compare each Fund's performance to performance data of similar mutual funds as published in the following, among others:


Bank Rate National Monitor Index                                Micropal, Inc. (data and mutual fund rankings
Bear Stearns Foreign Bond Index                                   and comparisons)
Bond Buyer Index                                                Moody's Investors Service (publications)
CDA/Wiesenberger Investment Company Services                    Morgan Stanley Capital International All Country
  (data and mutual fund rankings                                  (AC) World Index
  and comparisons)                                              Morgan Stanley Capital International World Indices
CNBC/Financial News Composite Index                             Morningstar, Inc. (data and mutual fund rankings
COFI                                                              and comparisons)
Consumer Price Index                                            NASDAQ
Datastream                                                      Organization for Economic Cooperation and
Donoghue's                                                        Development (publications)
Dow Jones Industrial Average                                    Salomon Brothers Global Telecommunications
EAFE Index                                                        Index
First Boston High Yield Index                                   Salomon Brothers World Government Bond
Fitch IBCA, Inc. (publications)                                   Index -Non-U.S.

Ibbotson Associates International Bond Index                    Salomon Brothers World Government Bond Index
International Bank for Reconstruction and                       Standard & Poor's (publications)
  Development (publications)                                    Standard & Poor's 500 Composite Stock Price Index
Stangar
International Finance Corporation Emerging                      Wilshire Associates
  Markets Database                                              World Bank (publications and reports)
International Financial Statistics                              The World Bank Publication of Trends in
Lehman Bond Indices                                               Developing Countries
Lipper Inc. (data and mutual fund rankings                      Worldscope
  and comparisons)


          Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

          10-year Treasuries
          30-year Treasuries
          30-day Treasury Bills

          Information relating to foreign market performance, capitalization and diversification is based on sources believed to be reliable but may be subject to revision and has not been independently verified by the Funds or AIM Distributors. Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for the Funds may also include reference to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose (i) the largest holdings in the Fund's portfolio, (ii) certain selling group members and/or (iii) certain institutional shareholders.

          From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning, and inflation.

          Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

GENERAL INFORMATION ABOUT THE THEME FUNDS AND THEME PORTFOLIOS

          Each Theme Portfolio may invest worldwide across industries within the Portfolio's area of concentration without national or regional restrictions. The ability of each Theme Portfolio to invest worldwide may allow the portfolio managers to select industries in different economic cycles and varying stages of development, though there is no assurance that the managers will be successful in this selection.

          Each Theme Portfolio's area of concentration reflects the underlying theme of the Portfolio. AIM Distributors believes that there are certain social, political and economic trends that may benefit one or more industries within a Theme Portfolio's area of concentration. Of course, there is no assurance that any of the Funds will benefit as a result.

HEALTH CARE FUND

          From time to time the Fund and AIM Distributors will quote information including data regarding:

          o Trading volume, number of listed companies and the largest companies of the global health care industry

          o Expenditures by various countries, regions and age groups on health care

          o         Population of countries, regions and age groups

          o Natality and mortality rates in various regions, countries and age groups

          o Life expectancy rates in various regions, countries and age groups

          o         New health care products and products seeking approval

          o Health maintenance organizations (HMOs) and their enrollment growth

          o Studies from, but not limited to, the American Medical Association showing the effectiveness of using drugs to cure illness

          o         Medical technology and devices in use or in development

          o         Regulatory environment of health care industries

          o         Consolidation in the health care industries

          The information quoted has not been independently verified by a Fund or AIM Distributors and will be based on data provided that is believed to be reliable and accurate from sources including the following:

          o Research firms such as Mehta and Isaly which publishes Pharmaceutical Portfolio Recommendations

          o OECD and its publications such as the OECD Health Data, as supplemented annually

          o Morgan Stanley Capital International stock market industry indices such as Health & Personal Care

          o The World Bank and its publications such as The World Development Report, as supplemented annually

          o         IFC and publications such as the Emerging Stock Markets
                    Factbook

INFORMATION ABOUT THE GLOBAL HEALTH CARE INDUSTRIES

          The Fund and the Advisor believe that certain market and demographic factors merit an investor's consideration when making a health care investment. Worldwide standards of living and life expectancy have increased at a substantial rate. The Advisor expects this growth, which works to the general benefit of the global health care industry, to continue at a roughly comparable rate in the future, although no assurances can be given in this regard. Moreover, according to the Advisor, the health care industry historically has proven to be a relatively non-cyclical industry that continues to provide goods and services to the public in periods of economic weakness as well as economic strength.

          The Advisor believes that the anticipated increase in the world's elderly population could increase demand for health care products and services. For example, according to data compiled by the Advisor, in Japan the number of people age 65 and older is expected to grow over 100% by the year 2025; in Germany, France and the U.S., the same age group should grow 40%. Similarly, the U.S. Census

Bureau predicts the number of Americans 85 and older to double in the next 30 years. From time to time, the Fund and AIM Distributors will quote information including, but not limited to, international data regarding populations, birth rates, mortality rates, life expectancy, health care expenditures, and gross domestic product vs. life expectancy. The information quoted has not been independently verified by the Fund or AIM Distributors and will be based on data that is believed to be reliable and accurate.

TELECOMMUNICATIONS AND TECHNOLOGY FUND

          From time to time the Fund and AIM Distributors will quote information including data regarding:

          o Increased usage of new technologies such as, but not limited to, cellular and wireless communications in emerging and established countries around the world

          o         Supply and demand of telephone equipment and services

          o         Regulatory environment of telecommunications industries

          o Revenue, price and usage of telecommunications products and services

          o Privatization and/or deregulation of telecommunications companies

          The information quoted has not been independently verified by the Fund or AIM Distributors and will be based on data provided that is believed to be reliable and accurate from sources including the following:

          o Salomon Brothers World Equity Telecommunications Index, which includes stock market data about the telecommunications industry in established and developing markets

          o OECD and other publications from its subsidiaries such as the International Telecommunications Union

          o Morgan Stanley Capital International stock market industry indices such as Telecommunications, Broadcasting & Publishing and Data Processing & Reproduction

          o         International Technology Consultants, a Washington D.C.
                    based firm which publishes reports such as Eastern European & Soviet Telecom Report and Latin American Telecom Report

          o         Telegeography and other publications

DEREGULATION IN THE UNITED STATES

          The United States has been the bellwether for deregulation of the telephone industry. The divestiture of the Bell System from American Telephone and Telegraph has produced competing companies in the United States. Such U.S. market-driven competition has, for example, led to lower costs for consumers which in turn led to greater consumer usage and to higher industrywide revenues. The Advisor expects this scenario to continue to benefit such companies in the U.S. and to similarly to be realized by the established telecommunications companies in established economies, although no assurances can be made in this regard.

CONSUMER PRODUCTS AND SERVICES FUND

          From time to time the Fund and AIM Distributors will quote information including data regarding:

          o Trading volume, number of listed companies and the largest companies located around the world in the consumer products and services industries

          o Expenditures, demand and consumption by various countries, regions, income classes and age groups of consumer products and services

          o         Population of countries, regions and age groups

          o Life expectancy rates in various regions, countries and age groups

          o New consumer products and services in the development or manufacturing stages

          o         Income of various regions, countries and age groups

          o Sales and sales growth of consumer products and services companies in their own country and abroad

          o         Sales, supply and demand of consumer products and services

          o Parent Companies and the products and services they distribute

          o         Regulatory environment of consumer products industries

          The information quoted will not be independently verified by the Fund or AIM Distributors and will be based on data provided that is believed to be reliable and accurate from sources including the following:

          o         Consumer and trade groups

          o         Fortune magazine and other periodicals

          o         The World Bank and its publications

          o         The International Monetary Fund (IMF) and its publications

          o         IFC and its publications

          o         OECD and its publications

INFRASTRUCTURE FUND

          From time to time the Fund and AIM Distributors may quote information including:

          o Supply and demand of telephone equipment and services, electricity, water, transportation, construction materials and other infrastructure-related products and services

          o         Regulatory environment of infrastructure industries

          o Quantity and costs of current and projected infrastructure projects

          o         Privatization of industries and companies

          o New technologies, products and services used in infrastructure industries

          o         Infrastructure Finance Magazine and other periodicals

FINANCIAL SERVICES FUND

          From time to time the Fund and AIM Distributors may quote information including:

          o         Supply and demand of financial services

          o         Regulatory environment of financial service industries

          o         Credit ratings of U.S. and non-U.S. banks

          o New technologies, products and services used in the financial services industries

          o         Consolidation in the financial services industries

RESOURCES FUND

          From time to time the Fund and AIM Distributors may quote information including:

          o         Supply, demand and prices of natural resources

          o         Regulatory environment of natural resources

          o Supply, demand and prices of products manufactured from natural resources

          o New technologies, products and services used in the natural resources industries

                                    APPENDIX

DESCRIPTION OF BOND RATINGS

          Moody's Investors Service, Inc. ("Moody's") rates the debt securities issued by various entities from "Aaa" to "C." Investment grade ratings are the first four categories: Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities. A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Baa--Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), rates the securities debt of various entities in categories ranging from "AAA" to "D" according to quality. Investment grade ratings are the first four categories: AAA--An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. AA--An obligation rated "AA" differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. A--An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. BBB--An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. BB, B, CCC, CC, C--Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. BB--An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. B--An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. CCC--An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. CC--An obligation rated "CC" is currently highly vulnerable to nonpayment. C--The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. D--An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

          Moody's employs the designation "Prime-1" to indicate commercial paper having a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          S&P ratings of commercial paper are graded into several categories ranging from "A-1" for the highest quality obligations to "D" for the lowest. Issues in the "A" category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus sign (+) designation. A-2--Capacity for timely payments on issues with this designation is satisfactory; however, the relative degree of safety is not as high as for issues designated "A-1."

ABSENCE OF RATING

          Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

          Should no rating be assigned, the reason may be one of the following:

                    1.   An application for rating was not received or accepted.

                    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

                    3. There is a lack of essential data pertaining to the issue or issuer.

                    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

          Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

          Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the Company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the Company ranks in the lower end of its generic rating category.

                              FINANCIAL STATEMENTS








                                       FS

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Global Consumer Products and Services Fund and Board of Trustees of AIM Investment Funds

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Consumer Products and Services Fund--Consolidated at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                 /s/ PRICEWATERHOUSECOOPERS LLP
                                                     PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       December 23, 1999

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                       SHARES        VALUE
DOMESTIC COMMON STOCKS-53.56%

BEVERAGES (ALCOHOLIC)-1.34%

Adolph Coors Co.                         12,800   $    710,400
--------------------------------------------------------------
Anheuser-Busch Companies, Inc.           24,600      1,766,587
--------------------------------------------------------------
                                                     2,476,987
--------------------------------------------------------------

BIOTECHNOLOGY-0.94%

Amgen, Inc.(a)                           21,800      1,738,550
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-2.31%

AT&T Corp.-Liberty Media
  Group-Class A(a)                       45,700      1,813,719
--------------------------------------------------------------
Comcast Corp.-Class A                    40,400      1,701,850
--------------------------------------------------------------
TiVo Inc.(a)                             17,600        754,600
--------------------------------------------------------------
                                                     4,270,169
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-4.44%

ANTEC Corp.(a)                           31,900      1,547,150
--------------------------------------------------------------
Comverse Technology, Inc.(a)             26,400      2,996,400
--------------------------------------------------------------
Lucent Technologies Inc.                 30,360      1,950,630
--------------------------------------------------------------
Spanish Broadcasting System, Inc.(a)     40,600      1,080,975
--------------------------------------------------------------
Sycamore Networks, Inc.(a)                3,000        645,000
--------------------------------------------------------------
                                                     8,220,155
--------------------------------------------------------------

COMPUTERS (NETWORKING)-0.81%

Cisco Systems, Inc.(a)                   20,243      1,497,982
--------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.92%

Lexmark International Group,
  Inc.-Class A(a)                        21,900      1,709,569
--------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-4.14%

Adobe Systems, Inc.                      36,000      2,517,750
--------------------------------------------------------------
Microsoft Corp.(a)                       36,500      3,378,531
--------------------------------------------------------------
Oracle Corp.(a)                          37,000      1,759,812
--------------------------------------------------------------
                                                     7,656,093
--------------------------------------------------------------

CONSUMER FINANCE-0.78%

Providian Financial Corp.                13,250      1,444,250
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-0.92%

Altera Corp.(a)                          35,000      1,701,875
--------------------------------------------------------------

ENTERTAINMENT-0.88%

Time Warner, Inc.                        23,300      1,623,719
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-2.59%

Applied Materials, Inc.(a)               14,000      1,257,375
--------------------------------------------------------------
KLA-Tencor Corp.(a)                      17,000      1,346,187
--------------------------------------------------------------
Lam Research Corp.(a)                    26,000      2,195,375
--------------------------------------------------------------
                                                     4,798,937
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
FINANCIAL (DIVERSIFIED)-1.94%

Citigroup, Inc.                          38,550   $  2,086,519
--------------------------------------------------------------
Fannie Mae                               21,300      1,506,975
--------------------------------------------------------------
                                                     3,593,494
--------------------------------------------------------------

FOODS-2.10%

Dean Foods Co.                           28,000      1,295,000
--------------------------------------------------------------
Quaker Oats Co. (The)                    37,000      2,590,000
--------------------------------------------------------------
                                                     3,885,000
--------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-1.12%

Aztar Corp.(a)                           82,000        794,375
--------------------------------------------------------------
Station Casinos, Inc.(a)                 53,000      1,281,937
--------------------------------------------------------------
                                                     2,076,312
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-3.74%

Allergan, Inc.                           17,000      1,825,375
--------------------------------------------------------------
Bristol-Myers Squibb Co.                 29,000      2,227,562
--------------------------------------------------------------
Johnson & Johnson                         9,000        942,750
--------------------------------------------------------------
Warner-Lambert Co.                       24,000      1,915,500
--------------------------------------------------------------
                                                     6,911,187
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-0.43%

VISX, Inc.(a)                            12,600        788,287
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-1.00%

American International Group, Inc.       17,976      1,850,405
--------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-1.20%

Morgan Stanley, Dean Witter,
  Discover & Co.                         20,100      2,217,281
--------------------------------------------------------------

MACHINERY (DIVERSIFIED)-1.13%

Case Corp.                               39,300      2,082,900
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-1.35%

Tyco International Ltd.                  62,400      2,492,100
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.66%

Briggs & Stratton Corp.                  21,000      1,227,188
--------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-1.13%

Marine Drilling Companies, Inc.(a)      129,600      2,097,900
--------------------------------------------------------------

RESTAURANTS-0.30%

Tricon Global Restaurants, Inc.(a)       13,600        546,550
--------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-2.07%

Home Depot, Inc. (The)                   30,200      2,280,100
--------------------------------------------------------------
Lowe's Companies, Inc.                   28,008      1,540,440
--------------------------------------------------------------
                                                     3,820,540
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
RETAIL (COMPUTERS & ELECTRONICS)-2.77%

Best Buy Co., Inc.(a)                    18,000   $  1,000,125
--------------------------------------------------------------
Circuit City Stores-Circuit City
  Group                                  24,800      1,058,650
--------------------------------------------------------------
Tandy Corp.                              48,600      3,058,763
--------------------------------------------------------------
                                                     5,117,538
--------------------------------------------------------------

RETAIL (DISCOUNTERS)-1.16%

Burlington Coat Factory Warehouse
  Corp.                                  75,000      1,284,375
--------------------------------------------------------------
Family Dollar Stores, Inc.               41,300        851,813
--------------------------------------------------------------
                                                     2,136,188
--------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.57%

Safeway, Inc.(a)                         30,000      1,059,375
--------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-1.47%

Wal-Mart Stores, Inc.                    48,000      2,721,000
--------------------------------------------------------------

RETAIL (HOME SHOPPING)-1.04%

Chemdex Corp.(a)                         50,600      1,929,125
--------------------------------------------------------------

RETAIL (SPECIALTY)-1.36%

Haverty Furniture Cos., Inc.             60,000        825,000
--------------------------------------------------------------
Linens 'n Things, Inc.(a)                21,200        842,700
--------------------------------------------------------------
Sonic Automotive, Inc.(a)                81,400        849,613
--------------------------------------------------------------
                                                     2,517,313
--------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-2.50%

American Eagle Outfitters, Inc.(a)       21,200        907,625
--------------------------------------------------------------
AnnTaylor Stores Corp.(a)                16,900        719,306
--------------------------------------------------------------
Chico's Fas, Inc.(a)                     44,000      1,380,500
--------------------------------------------------------------
TJX Companies, Inc. (The)                59,600      1,616,650
--------------------------------------------------------------
                                                     4,624,081
--------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-1.13%

Outdoor Systems, Inc.(a)                 49,400      2,093,325
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-2.37%

Nextel Communications, Inc.-Class
  A(a)                                   50,800      4,378,325
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.41%

Global TeleSystems Group, Inc.(a)        32,000        766,000
--------------------------------------------------------------

TELEPHONE-0.54%

NTL, Inc.(a)                              7,250        546,469
--------------------------------------------------------------
Qwest Communications International,
  Inc.(a)                                12,600        453,600
--------------------------------------------------------------
                                                     1,000,069
--------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $72,802,212)                            99,069,769
--------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-37.70%

BELGIUM-1.09%

Fortis (B)
  (Financial-Diversified)(a)             60,000      2,026,248
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
CANADA-5.28%

Cominco Ltd. (Metals Mining)            118,000      2,083,814
--------------------------------------------------------------
Imasco Ltd.
  (Manufacturing-Diversified)           147,300   $  3,951,878
--------------------------------------------------------------
Nortel Networks Corp.
  (Communications Equipment)             60,600      3,727,046
--------------------------------------------------------------
                                                     9,762,738
--------------------------------------------------------------

FINLAND-2.26%

Nokia Oyj-ADR (Communications
  Equipment)                             36,200      4,183,363
--------------------------------------------------------------

FRANCE-6.26%

Banque Nation de Paris (Financial
  Diversified), Wts., expiring
  07/15/02(a)                             5,460         32,282
--------------------------------------------------------------
Banque Nationale de Paris
  (Banks-Major Regional)                 23,080      2,027,490
--------------------------------------------------------------
Carrefour Supermarche S.A.
  (Retail-Food Chains)                   15,300      2,832,960
--------------------------------------------------------------
Lafarge S.A. (Engineering &
  Construction)                          18,200      1,751,979
--------------------------------------------------------------
Renault S.A. (Automobiles)               33,300      1,723,637
--------------------------------------------------------------
SEITA (Tobacco)                          29,400      1,639,304
--------------------------------------------------------------
Societe Television Francaise 1
  (Broadcasting-Television, Radio &
  Cable)                                  5,000      1,567,555
--------------------------------------------------------------
                                                    11,575,207
--------------------------------------------------------------

GERMANY-1.10%

Mannesmann A.G.
  (Machinery-Diversified)                13,000      2,044,659
--------------------------------------------------------------

IRELAND-2.69%

Bank of Ireland (Banks-Major
  Regional)                             191,238      1,492,847
--------------------------------------------------------------
CRH PLC (Construction-Cement &
  Aggregates)                            94,200      1,778,901
--------------------------------------------------------------
Jefferson Smurfit Group PLC-ADR
  (Containers & Packaging-Paper)         66,000      1,699,500
--------------------------------------------------------------
                                                     4,971,248
--------------------------------------------------------------

ITALY-2.35%

Banca Commerciale Italiana
  (Banks-Major Regional)                145,467        867,729
--------------------------------------------------------------
Luxottica Group S.p.A.-ADR
  (Consumer-Jewelry, Novelties &
  Gifts)                                100,900      1,936,019
--------------------------------------------------------------
Telecom Italia Mobile S.p.A.
  (Telecommunications-
   Cellular/Wireless)                   247,300      1,545,421
--------------------------------------------------------------
                                                     4,349,169
--------------------------------------------------------------

JAPAN-2.87%

Nippon Telegraph & Telephone Corp.
  (Telecommunications-Long Distance)        190      2,915,927
--------------------------------------------------------------
Toyota Motor Corp.
  (Automobile-Manufacturers)             69,000      2,389,238
--------------------------------------------------------------
                                                     5,305,165
--------------------------------------------------------------

NETHERLANDS-2.03%

ABN AMRO Holding N.V. (Banks-Major
  Regional)                              67,422      1,630,711
--------------------------------------------------------------
Equant N.V.
  (Computers-Networking)(a)               5,900        574,156
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
NETHERLANDS-(CONTINUED)

Heineken N.V. (Beverages-Alcoholic)      30,325   $  1,546,997
--------------------------------------------------------------
                                                     3,751,864
--------------------------------------------------------------

NORWAY-0.95%

Den Norske Bank A.S.A. (Banks-Major
  Regional)                             451,600      1,748,983
--------------------------------------------------------------

SINGAPORE-0.95%

NatSteel Ltd. (Iron & Steel)          1,056,000      1,765,610
--------------------------------------------------------------

SOUTH KOREA-1.52%

Pohang Iron & Steel Co. Ltd.-ADR
  (Iron & Steel)                         84,000      2,803,500
--------------------------------------------------------------

SWITZERLAND-1.01%

Compagnie Financiere Richemont A.G.
  (Tobacco)                                 980      1,871,686
--------------------------------------------------------------

UNITED KINGDOM-7.34%

BG PLC (Oil & Gas-Exploration &
  Production)                           325,800      1,809,150
--------------------------------------------------------------
Centrica PLC (Oil & Gas-Exploration
  & Production)                         964,400      2,802,495
--------------------------------------------------------------
COLT Telecom Group PLC
  (Communications Equipment)(a)          31,150        931,577
--------------------------------------------------------------
Energis PLC (Telephone)(a)               56,500      1,803,027
--------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)    125,000      1,325,556
--------------------------------------------------------------
Royal Bank of Scotland Group PLC
  (Banks-Major Regional)               106,620      2,457,621
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
UNITED KINGDOM-(CONTINUED)

Vodafone AirTouch PLC-ADR
  (Telecommunications-
  Cellular/Wireless)                     51,000   $  2,444,813
--------------------------------------------------------------
                                                    13,574,239
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $56,003,482)                                  69,733,679
--------------------------------------------------------------

MONEY MARKET FUNDS-7.95%

STIC Liquid Assets Portfolio(b)       7,355,453      7,355,453
--------------------------------------------------------------
STIC Prime Portfolio(b)               7,355,453      7,355,453
--------------------------------------------------------------
    Total Money Market Funds (Cost
      $14,710,906)                                  14,710,906
--------------------------------------------------------------
TOTAL INVESTMENTS-99.21%                           183,514,354
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.79%                  1,459,553
--------------------------------------------------------------
NET ASSETS-100.00%                                $184,973,907
==============================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Wts. - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:

Investments, at value (cost $143,516,600)       $183,514,354
------------------------------------------------------------
Foreign currencies, at value (cost $2,441,639)     2,424,475
------------------------------------------------------------
Receivables for:
  Investments sold                                 4,528,952
------------------------------------------------------------
  Fund shares sold                                   150,825
------------------------------------------------------------
  Dividends and interest                             179,289
------------------------------------------------------------
Other assets                                          28,752
------------------------------------------------------------
    Total assets                                 190,826,647
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            5,205,192
------------------------------------------------------------
  Fund shares reacquired                             272,640
------------------------------------------------------------
Accrued advisory fees                                166,482
------------------------------------------------------------
Accrued distribution fees                            130,099
------------------------------------------------------------
Accrued administrative services fees                   4,247
------------------------------------------------------------
Accrued transfer agent fees                           21,000
------------------------------------------------------------
Accrued trustees' fees                                   967
------------------------------------------------------------
Accrued operating expenses                            52,113
------------------------------------------------------------
    Total liabilities                              5,852,740
------------------------------------------------------------
Net assets applicable to shares outstanding     $184,973,907
============================================================

NET ASSETS:

Class A                                         $ 73,695,007
============================================================
Class B                                         $109,807,990
============================================================
Class C                                         $    232,240
============================================================
Advisor Class                                   $  1,238,670
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            2,393,840
============================================================
Class B                                            3,661,997
============================================================
Class C                                                7,745
============================================================
Advisor Class                                         39,217
============================================================
Class A:
  Net asset value and redemption price per
    share                                       $      30.79
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $30.79 divided by
      95.25%)                                   $      32.33
============================================================
Class B:
  Net asset value and offering price per share  $      29.99
============================================================
Class C:
  Net asset value and offering price per share  $      29.99
============================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                             $      31.59
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999

INVESTMENT INCOME:

Dividends (net of $117,570 foreign withholding
  tax)                                           $ 1,509,215
------------------------------------------------------------
Interest                                             610,144
------------------------------------------------------------
Securities lending                                   104,422
------------------------------------------------------------
    Total investment income                        2,223,781
------------------------------------------------------------

EXPENSES:

Advisory and administrative fees                   1,800,938
------------------------------------------------------------
Accounting services fees                              49,731
------------------------------------------------------------
Custodian fees                                        88,399
------------------------------------------------------------
Distribution fees -- Class A                         344,198
------------------------------------------------------------
Distribution fees -- Class B                       1,032,430
------------------------------------------------------------
Distribution fees -- Class C                             827
------------------------------------------------------------
Trustees' fees                                         8,975
------------------------------------------------------------
Transfer agent fees -- Class A                       144,457
------------------------------------------------------------
Transfer agent fees -- Class B                       216,650
------------------------------------------------------------
Transfer agent fees -- Class C                           173
------------------------------------------------------------
Transfer agent fees -- Advisor Class                  25,806
------------------------------------------------------------
Other                                                277,018
------------------------------------------------------------
    Total expenses                                 3,989,602
------------------------------------------------------------
Less: Expenses waived                                (16,422)
------------------------------------------------------------
Expenses paid indirectly                              (1,368)
------------------------------------------------------------
    Net expenses                                   3,971,812
------------------------------------------------------------
Net investment income (loss)                      (1,748,031)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities                           44,400,506
------------------------------------------------------------
  Foreign currencies                                  74,456
------------------------------------------------------------
                                                  44,474,962
------------------------------------------------------------
Change in net unrealized appreciation of:
  Investment securities                           20,689,784
------------------------------------------------------------
  Foreign currencies                                  20,185
------------------------------------------------------------
                                                  20,709,969
------------------------------------------------------------
  Net gain from investment securities and
    foreign currencies                            65,184,931
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                     $63,436,900
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                  1999            1998
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $ (1,748,031)   $ (1,905,277)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  44,474,962       4,655,445
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           20,709,969      10,772,689
------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        63,436,900      13,522,857
------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:

  Class A                                                       (1,486,208)     (5,574,558)
------------------------------------------------------------------------------------------
  Class B                                                       (2,314,110)     (8,128,120)
------------------------------------------------------------------------------------------
  Advisor Class                                                   (341,039)       (962,828)
------------------------------------------------------------------------------------------

Share transactions-net:

  Class A                                                       (8,462,976)     (2,635,230)
------------------------------------------------------------------------------------------
  Class B                                                      (14,746,418)     (1,579,168)
------------------------------------------------------------------------------------------
  Class C                                                          209,527              --
------------------------------------------------------------------------------------------
  Advisor Class                                                (17,338,191)      8,711,156
------------------------------------------------------------------------------------------
    Net increase in net assets                                  18,957,485       3,354,109
------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          166,016,422     162,662,313
------------------------------------------------------------------------------------------
  End of period                                               $184,973,907    $166,016,422
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $104,692,946    $144,231,004
------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities
    and foreign currencies                                      40,244,803       2,459,227
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          40,036,158      19,326,191
------------------------------------------------------------------------------------------
                                                              $184,973,907    $166,016,422
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Consumer Products and Services Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of four different classes of shares: Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is long-term growth of capital. The Fund invests substantially all of its investable assets in Global Consumer Products and Services Portfolio (the "Portfolio"). The Portfolio is organized as a Delaware business trust which is registered under the 1940 Act as an open-end management investment company.
  The Portfolio has investment objectives, policies and limitations substantially identical to those of the Fund. Therefore, the financial statements of the Fund and Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through October 31, 1999, all of the shares of beneficial interest of the Portfolio were owned by either the Fund or INVESCO (NY) Asset Management, Inc., which has a nominal ($100) investment in the Portfolio.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund and the Portfolio in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
     On October 31, 1999, undistributed net investment income was increased by $1,748,031, undistributed net realized gains was decreased by $2,548,031 and paid-in capital increased by $800,000 as a result of differing book/tax treatment of foreign currency transactions, equalization credits and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Portfolio may enter into a foreign currency contract to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between currencies. The Portfolio may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Portfolio could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
F. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.
G. Foreign Securities -- There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.
     In addition, the Portfolio's policy of concentrating its investments in companies in the consumer products and services industry subjects the Portfolio to greater risk than a fund that is more diversified.
H. Indexed Securities -- The Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's and the Portfolio's investment manager and administrator. The Fund pays AIM administration fees at an annualized rate of 0.25% of the Fund's average daily net assets. The Portfolio pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Portfolio's average daily net assets, plus 0.70% on the next $500 million of the Portfolio's average daily net assets, plus 0.675% on the next $500 million of the Portfolio's average daily net assets, plus 0.65% on the Portfolio's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual rate of 2.00%, 2.50%, 2.50% and 1.50% of the average daily net assets of the Fund's Class A, Class B, Class C and Advisor Class shares, respectively. During the year ended October 31, 1999, AIM waived fees of $16,422.
  Effective July 1, 1999, the Trust entered into a master administrative services agreement with AIM, replacing the prior pricing and accounting agreement. The Fund, pursuant to the master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund and the Portfolio. Prior to July 1, 1999, AIM was the pricing and accounting agent for the Fund and the Portfolio. The monthly fee for these services paid to AIM was a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate was derived based on the aggregate net assets of the funds which comprised the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee was calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets. For the year ended October 31, 1999, AIM was paid $49,731 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 1999, AFS was paid $371,278 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $344,198, $1,032,430 and $827, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $27,585 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $94 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in custodian fees of $1,368 under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $1,368 during the year ended October 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the Fund, along with certain other funds advised and/or administered by AIM, had a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allowed the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000.

NOTE 5-PORTFOLIO SECURITIES LOANED

At October 31, 1999, securities with an aggregate value of $10,734,244 were on loan to brokers. The loans were secured by cash collateral of $10,948,928 received by the Portfolio. For the year ended October 31, 1999, the Portfolio received fees of $104,422 for securities lending.
  For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Portfolio during the year ended October 31, 1999 was $272,531,597 and $321,676,079, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $41,092,549
---------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities      (1,435,765)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $39,656,784
=========================================================

Cost of investments for tax purposes is $143,857,570.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                         1999                        1998
                                                              --------------------------   -------------------------
                                                                SHARES        AMOUNT         SHARES        AMOUNT
                                                              ----------   -------------   ----------   ------------
  Sold:
  Class A                                                        487,583   $  12,807,548    1,525,543   $ 35,645,676
--------------------------------------------------------------------------------------------------------------------
  Class B                                                        423,749      10,940,298    1,214,959     28,040,109
--------------------------------------------------------------------------------------------------------------------
  Class C*                                                         9,183         251,095           --             --
--------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                   21,722         582,165      675,379     15,761,998
--------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                         59,498       1,416,648      232,572      5,000,306
--------------------------------------------------------------------------------------------------------------------
  Class B                                                         91,284       2,126,010      327,547      6,924,836
--------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                   14,024         340,931       44,088        962,424
--------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                       (855,317)    (22,687,172)  (1,879,330)   (43,281,212)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,075,236)    (27,812,726)  (1,618,880)   (36,544,113)
--------------------------------------------------------------------------------------------------------------------
  Class C*                                                        (1,437)        (41,568)          --             --
--------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                 (638,988)    (18,261,287)    (345,732)    (8,013,266)
--------------------------------------------------------------------------------------------------------------------
                                                              (1,463,935)  $ (40,338,058)     176,146   $  4,496,758
====================================================================================================================

* Class C shares commenced sales on March 1, 1999.

NOTE 8-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                          CLASS A
                                                              ----------------------------------------------------------------
                                                                       YEAR ENDED OCTOBER 31,              DECEMBER 30, 1994
                                                              ------------------------------------------           TO
                                                              1999(a)      1998(a)    1997(a)    1996(a)  OCTOBER 31, 1995(a)
                                                              -------      -------    -------    -------  --------------------
Net asset value, beginning of period                          $ 22.16      $ 22.19    $ 20.98    $ 14.59        $ 11.43
-----------------------------------------------------------   -------      -------    -------    -------        -------
Income from investment operations:
  Net investment income (loss)                                  (0.19)       (0.19)     (0.15)     (0.22)          0.02(b)
-----------------------------------------------------------   -------      -------    -------    -------        -------
  Net realized and unrealized gain on investments                9.38         2.05       2.27       7.13           3.14
-----------------------------------------------------------   -------      -------    -------    -------        -------
    Net increase from investment operations                      9.19         1.86       2.12       6.91           3.16
-----------------------------------------------------------   -------      -------    -------    -------        -------
Distributions to shareholders:
  From net realized gains on investments                        (0.56)       (1.89)     (0.91)     (0.52)            --
-----------------------------------------------------------   -------      -------    -------    -------        -------
    Total distributions                                         (0.56)       (1.89)     (0.91)     (0.52)            --
-----------------------------------------------------------   -------      -------    -------    -------        -------
Net asset value, end of period                                $ 30.79      $ 22.16    $ 22.19    $ 20.98        $ 14.59
===========================================================   =======      =======    =======    =======        =======
Total return(c)                                                 42.20%        8.66%     10.55%     48.82%         27.65%
===========================================================   =======      =======    =======    =======        =======
Ratios and supplemental data:
Net assets, end of period (in 000's)                          $73,695      $59,880    $62,637    $76,900        $ 4,082
===========================================================   =======      =======    =======    =======        =======
Ratio of expenses to average net assets:                         1.91%(d)     1.95%      1.99%      2.34%         13.63%(e)
===========================================================   =======      =======    =======    =======        =======
Ratio of net investment income (loss) to average net assets:    (0.70)%(d)   (0.83)%    (0.87)%    (1.24)%       (11.11)%(e)
===========================================================   =======      =======    =======    =======        =======
Portfolio turnover rate                                           160%         221%       392%       169%           240%(e)
===========================================================   =======      =======    =======    =======        =======

(a) These selected per share operating data were calculated based upon average shares outstanding during the period.
(b) Before reimbursement net investment income (loss) per share would have been reduced (increased) by $1.12.
(c) Total return does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average net assets of $68,839,613.
(e)  Annualized.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                          CLASS B
                                                              ----------------------------------------------------------------
                                                                       YEAR ENDED OCTOBER 31,               DECEMBER 30, 1994
                                                              -----------------------------------------            TO
                                                              1999(a)     1998(a)    1997(a)    1996(a)    OCTOBER 31, 1995(a)
                                                              --------    -------    -------    -------    -------------------
Net asset value, beginning of period                          $  21.70    $ 21.86    $ 20.79    $ 14.53          $ 11.43
-----------------------------------------------------------   --------    -------    -------    -------          -------
Income from investment operations:
  Net investment income (loss)                                   (0.31)     (0.30)     (0.24)     (0.31)           (0.04)(b)
-----------------------------------------------------------   --------    -------    -------    -------          -------
  Net realized and unrealized gain on investments                 9.16       2.03       2.22       7.09             3.14
-----------------------------------------------------------   --------    -------    -------    -------          -------
    Net increase from investment operations                       8.85       1.73       1.98       6.78             3.10
-----------------------------------------------------------   --------    -------    -------    -------          -------
Distributions to shareholders:
  From net realized gain on investments                          (0.56)     (1.89)     (0.91)     (0.52)              --
-----------------------------------------------------------   --------    -------    -------    -------          -------
    Total distributions                                          (0.56)     (1.89)     (0.91)     (0.52)              --
-----------------------------------------------------------   --------    -------    -------    -------          -------
Net asset value, end of period                                $  29.99    $ 21.70    $ 21.86    $ 20.79          $ 14.53
===========================================================   ========    =======    =======    =======          =======
Total return(c)                                                  41.52%      8.16%      9.95%     48.11%           27.12%
===========================================================   ========    =======    =======    =======          =======
Ratios and supplemental data:
Net assets, end of period (in 000's)                          $109,808    $91,613    $93,978    $87,904          $ 2,959
===========================================================   ========    =======    =======    =======          =======
Ratio of expenses to average net assets:                          2.41%(d)   2.45%      2.49%      2.84%           14.13%(e)
===========================================================   ========    =======    =======    =======          =======
Ratio of net investment income (loss) to average net assets:     (1.20)%(d) (1.33)%    (1.37)%    (1.74)%         (11.61)%(e)
===========================================================   ========    =======    =======    =======          =======
Portfolio turnover rate                                            160%       221%       392%       169%             240%(e)
===========================================================   ========    =======    =======    =======          =======

(a) These selected per share operating data were calculated based upon average shares outstanding during the period.
(b) Before reimbursement net investment income (loss) per share would have been reduced (increased) by $1.04.
(c) Total return does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average net assets of $103,242,997.
(e)  Annualized.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                             CLASS C                                     ADVISOR CLASS
                                       -------------------    -------------------------------------------------------------------
                                                                       YEAR ENDED OCTOBER 31,                   JUNE 1, 1995
                                        MARCH 1, 1999 TO      -----------------------------------------              TO
                                       OCTOBER 31, 1999(a)    1999(a)     1998(a)    1997(a)    1996(a)     OCTOBER 31, 1995(a)
                                       -------------------    -------     -------    -------    -------    ----------------------
Net asset value, beginning of period         $24.70           $ 22.61     $ 22.50    $21.15     $14.64            $ 11.84
-------------------------------------        ------           -------     -------    ------     ------            -------
Income from investment operations:
  Net investment income (loss)                (0.22)            (0.05)      (0.08)    (0.04)     (0.13)              0.04(b)
-------------------------------------        ------           -------     -------    ------     ------            -------
  Net realized and unrealized gain on
    investments                                5.51              9.59        2.08      2.30       7.16               2.76
-------------------------------------        ------           -------     -------    ------     ------            -------
    Net increase from investment
      operations                               5.29              9.54        2.00      2.26       7.03               2.80
-------------------------------------        ------           -------     -------    ------     ------            -------
Distributions to shareholders:
  From net realized gains on
    investments                                  --             (0.56)      (1.89)    (0.91)     (0.52)                --
-------------------------------------        ------           -------     -------    ------     ------            -------
    Total distributions                          --             (0.56)      (1.89)    (0.91)     (0.52)                --
-------------------------------------        ------           -------     -------    ------     ------            -------
Net asset value, end of period               $29.99           $ 31.59     $ 22.61    $22.50     $21.15            $ 14.64
=====================================        ======           =======     =======    ======     ======            =======
Total return(c)                               21.42%            42.93%       9.20%    11.15%     49.50%             23.65%
=====================================        ======           =======     =======    ======     ======            =======
Ratios and supplemental data:
Net assets, end of period (in 000's)         $  232           $ 1,239     $14,523    $6,047     $7,446            $   164
=====================================        ======           =======     =======    ======     ======            =======
Ratio of expenses to average net
  assets:                                      2.41%(d)          1.41%(e)    1.45%     1.49%      1.84%             13.13%(f)
=====================================        ======           =======     =======    ======     ======            =======
Ratio of net investment income (loss)
  to average net assets:                      (1.20)%(d)        (0.20)%(e)  (0.33)%   (0.37)%    (0.74)%           (10.61)%(f)
=====================================        ======           =======     =======    ======     ======            =======
Portfolio turnover rate                         160%              160%        221%      392%       169%               240%(f)
=====================================        ======           =======     =======    ======     ======            =======

(a) These selected per share operating data were calculated based upon average shares outstanding during the period.
(b) Before reimbursement net investment income (loss) per share would have been reduced (increased) by $0.61.
(c) Total return does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are annualized and based on average net assets of $123,130.
(e)  Ratios are based on average net assets of $12,297,480.
(f)  Annualized.

NOTE 9-SUBSEQUENT EVENT

On November 3, 1999, the Board of Trustees approved the conversion of Advisor Class Shares into Class A Shares. The proposed effective date of this conversion is February 11, 2000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Global Financial Services Fund and Board of Trustees of AIM Investment Funds:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Financial Services Fund - Consolidated at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                   /s/ PRICEWATERHOUSECOOPERS LLP

                       PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       December 23, 1999

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                        SHARES        VALUE
DOMESTIC COMMON STOCKS-79.31%

BANKS (MAJOR REGIONAL)-6.33%

Bank of New York Co., Inc. (The)          30,000   $ 1,256,250
--------------------------------------------------------------
Fleet Boston Corp.                        31,978     1,395,040
--------------------------------------------------------------
Mellon Financial Corp.                    29,600     1,093,350
--------------------------------------------------------------
Wells Fargo Co.                           30,000     1,436,250
--------------------------------------------------------------
                                                     5,180,890
--------------------------------------------------------------

BANKS (MONEY CENTER)-4.82%

Bank of America Corp.                     13,843       891,143
--------------------------------------------------------------
Chase Manhattan Corp. (The)               35,000     3,058,125
--------------------------------------------------------------
                                                     3,949,268
--------------------------------------------------------------

BANKS (REGIONAL)-6.70%

City National Corp.                       43,350     1,679,812
--------------------------------------------------------------
First Tennessee National Corp.            19,100       649,400
--------------------------------------------------------------
North Fork Bancorporation, Inc.           30,000       620,625
--------------------------------------------------------------
UnionBanCal Corp.                         28,200     1,224,937
--------------------------------------------------------------
UST Corp.                                 19,300       598,300
--------------------------------------------------------------
Zions Bancorp                             12,100       713,144
--------------------------------------------------------------
                                                     5,486,218
--------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-2.85%

Digital Insight Corp.(a)                  20,200       800,425
--------------------------------------------------------------
HomeStore.com, Inc.(a)                     7,900       370,806
--------------------------------------------------------------
Intuit, Inc.(a)                           40,000     1,165,000
--------------------------------------------------------------
                                                     2,336,231
--------------------------------------------------------------

CONSUMER FINANCE-11.65%

Capital One Financial Corp.               43,500     2,305,500
--------------------------------------------------------------
Doral Financial Corp.                     40,000       512,500
--------------------------------------------------------------
Investors Financial Services Corp.        60,100     2,223,700
--------------------------------------------------------------
MBNA Corp.                                38,500     1,063,562
--------------------------------------------------------------
Providian Financial Corp.                 31,500     3,433,500
--------------------------------------------------------------
                                                     9,538,762
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.82%

General Electric Co.                      11,000     1,491,187
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-15.58%

American Express Co.                      17,000     2,618,000
--------------------------------------------------------------
Associates First Capital Corp.-Class
  A                                       45,000     1,642,500
--------------------------------------------------------------
Citigroup, Inc.                           77,137     4,175,040
--------------------------------------------------------------
Fannie Mae                                31,000     2,193,250
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
FINANCIAL (DIVERSIFIED)-(CONTINUED)

Freddie Mac                               39,500   $ 2,135,469
--------------------------------------------------------------
                                                    12,764,259
--------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-3.62%

AFLAC, Inc.                               25,000     1,278,125
--------------------------------------------------------------
AXA Financial, Inc.                       35,000     1,122,187
--------------------------------------------------------------
Nationwide Financial Services,
  Inc.-Class A                            15,000       568,125
--------------------------------------------------------------
                                                     2,968,437
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-4.65%

American International Group, Inc.        32,500     3,345,469
--------------------------------------------------------------
Hartford Financial Services Group,
  Inc. (The)                               9,000       466,313
--------------------------------------------------------------
                                                     3,811,782
--------------------------------------------------------------

INSURANCE BROKERS-2.91%

Marsh & McLennan Co.                      30,100     2,379,781
--------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-6.39%

Merrill Lynch & Co., Inc.                  8,000       628,000
--------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover
  & Co.                                   28,000     3,088,750
--------------------------------------------------------------
Schwab (Charles) Corp. (The)              39,000     1,518,563
--------------------------------------------------------------
                                                     5,235,313
--------------------------------------------------------------

INVESTMENT MANAGEMENT-3.26%

Alliance Capital Management L.P.          68,800     1,887,700
--------------------------------------------------------------
Knight/Trimark Group, Inc.-Class A(a)     30,000       781,875
--------------------------------------------------------------
                                                     2,669,575
--------------------------------------------------------------

RAILROADS-1.74%

Kansas City Southern Industries, Inc.     30,000     1,423,125
--------------------------------------------------------------

SAVINGS & LOAN COMPANIES-1.51%

Golden West Financial Corp.               11,100     1,240,425
--------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-1.05%

Metris Companies, Inc.                    25,000       860,938
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-4.43%

Concord EFS, Inc.(a)                      42,000     1,136,625
--------------------------------------------------------------
First Data Corp.                          41,000     1,873,188
--------------------------------------------------------------
Profit Recovery Group International,
  Inc.(a)                                 15,000       617,813
--------------------------------------------------------------
                                                     3,627,626
--------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $49,466,406)                            64,963,817
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
FOREIGN STOCKS-12.46%

FRANCE-3.21%

AXA (Insurance-Multi-Line)                18,650   $ 2,631,140
--------------------------------------------------------------

HONG KONG-1.88%

Dah Sing Financial Group
  (Banks-Regional)                       386,000     1,540,403
--------------------------------------------------------------

IRELAND-1.52%

Bank of Ireland (Banks-Major
  Regional)                              159,601     1,245,876
--------------------------------------------------------------

JAPAN-2.72%

Nikko Securities Co., Ltd. (The)
  (Investment Banking/Brokerage)          94,000       883,603
--------------------------------------------------------------
Nomura Securities Co., Ltd.
  (Finance-Asset Management)(a)           37,000       610,781
--------------------------------------------------------------
Shohkoh Fund & Co., Ltd.
  (Financial-Diversified)                  1,200       734,353
--------------------------------------------------------------
                                                     2,228,737
--------------------------------------------------------------

NETHERLANDS-1.04%

Aegon N.V. (Insurance-Multi-Line
  Property)                                9,263       851,617
--------------------------------------------------------------

PHILIPPINES-0.80%

Equitable PCI Bank (Banks-Major
  Regional)                              370,000       655,112
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
SINGAPORE-1.29%

DBS Group Holdings Ltd. (Banks-Money
  Center)(a)                              93,040   $ 1,051,995
--------------------------------------------------------------
    Total Foreign Stocks (Cost
      $7,511,744)                                   10,204,880
--------------------------------------------------------------

MONEY MARKET FUNDS-8.17%

STIC Liquid Assets Portfolio(b)        3,346,551     3,346,551
--------------------------------------------------------------
STIC Prime Portfolio(b)                3,346,551     3,346,551
--------------------------------------------------------------
    Total Money Market Funds (Cost
      $6,693,102)                                    6,693,102
--------------------------------------------------------------
TOTAL INVESTMENTS-99.94%                            81,861,799
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.06%                     51,486
--------------------------------------------------------------
NET ASSETS-100.00%                                 $81,913,285
--------------------------------------------------------------

Notes to Schedule of Investments:

(a)Non-income producing security.

(b)The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:

Investments, at value (cost $63,671,252)         $81,861,799
------------------------------------------------------------
Foreign currencies, at value (cost $1,048)             1,055
------------------------------------------------------------
Receivables for:
  Fund shares sold                                 1,240,372
------------------------------------------------------------
  Dividends and interest                             161,989
------------------------------------------------------------
Other assets                                          18,589
------------------------------------------------------------
    Total assets                                  83,283,804
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                              942,162
------------------------------------------------------------
  Fund shares reacquired                             252,474
------------------------------------------------------------
Accrued advisory fees                                 66,119
------------------------------------------------------------
Accrued administrative services fees                   4,110
------------------------------------------------------------
Accrued distribution fees                             58,202
------------------------------------------------------------
Accrued transfer agent fees                            8,098
------------------------------------------------------------
Accrued trustees' fees                                 2,000
------------------------------------------------------------
Accrued operating expenses                            37,354
------------------------------------------------------------
    Total liabilities                              1,370,519
------------------------------------------------------------
Net assets applicable to shares outstanding      $81,913,285
============================================================

NET ASSETS:

Class A                                          $30,987,361
============================================================
Class B                                          $49,618,581
============================================================
Class C                                          $   604,996
============================================================
Advisor Class                                    $   702,347
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            1,334,046
============================================================
Class B                                            2,189,216
============================================================
Class C                                               26,690
============================================================
Advisor Class                                         29,792
============================================================
Class A:
  Net asset value and redemption price per
    share                                        $     23.23
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $23.23 / 95.25%)         $     24.39
============================================================
Class B:
  Net asset value and offering price per share   $     22.67
============================================================
Class C:
  Net asset value and offering price per share   $     22.67
============================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                              $     23.58
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999

INVESTMENT INCOME:

Dividends income (net of $54,994 foreign
  withholding tax)                               $ 1,308,600
------------------------------------------------------------
Interest                                             327,608
------------------------------------------------------------
Securities lending                                    35,500
------------------------------------------------------------
    Total investment income                        1,671,708
------------------------------------------------------------

EXPENSES:

Advisory and administrative fees                     853,755
------------------------------------------------------------
Accounting services fees                              34,005
------------------------------------------------------------
Custodian fees                                        41,915
------------------------------------------------------------
Distribution fees -- Class A                         151,168
------------------------------------------------------------
Distribution fees -- Class B                         495,394
------------------------------------------------------------
Distribution fees -- Class C                           1,687
------------------------------------------------------------
Printing fees                                        137,968
------------------------------------------------------------
Trustees' fees                                        13,287
------------------------------------------------------------
Transfer agent fees -- Class A                        78,627
------------------------------------------------------------
Transfer agent fees -- Class B                       127,932
------------------------------------------------------------
Transfer agent fees -- Class C                           436
------------------------------------------------------------
Transfer agent fees -- Advisor Class                  17,835
------------------------------------------------------------
Other                                                113,101
------------------------------------------------------------
    Total expenses                                 2,067,110
------------------------------------------------------------
Less: Expenses paid indirectly                          (787)
------------------------------------------------------------
    Fees waived by advisor                          (114,306)
------------------------------------------------------------
    Net expenses                                   1,952,017
------------------------------------------------------------
Net investment income (loss)                        (280,309)
------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  AND FORWARD CONTRACTS:
Net realized gain (loss) from:
  Investment securities                           19,323,357
------------------------------------------------------------
  Foreign currencies                                (132,395)
------------------------------------------------------------
  Forward contracts                                 (336,844)
------------------------------------------------------------
                                                  18,854,118
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            8,598,450
------------------------------------------------------------
  Foreign currencies                                  (2,573)
------------------------------------------------------------
  Forward contracts                                  287,308
------------------------------------------------------------
                                                   8,883,185
------------------------------------------------------------
  Net gain from investment securities, foreign
    currencies, and forward contracts             27,737,303
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                     $27,456,994
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                  1999           1998
                                                              ------------    -----------
OPERATIONS:

  Net investment income (loss)                                $   (280,309)   $   140,505
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, and forward contracts                   18,854,118       (702,889)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, and forward contracts        8,883,185      1,398,601
-----------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        27,456,994        836,217
-----------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Class A                                                          (27,914)       (11,044)
-----------------------------------------------------------------------------------------
  Class B                                                               --        (16,883)
-----------------------------------------------------------------------------------------
  Advisor Class                                                    (62,446)        (2,239)
-----------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS:

  Class A                                                          (50,561)    (1,099,618)
-----------------------------------------------------------------------------------------
  Class B                                                          (88,384)    (1,681,050)
-----------------------------------------------------------------------------------------
  Advisor Class                                                    (16,133)      (222,890)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (6,952,812)      (847,176)
-----------------------------------------------------------------------------------------
  Class B                                                      (14,361,940)     2,731,796
-----------------------------------------------------------------------------------------
  Class C                                                          578,307             --
-----------------------------------------------------------------------------------------
  Advisor Class                                                (11,056,810)     5,846,237
-----------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                       (4,581,699)     5,533,350
-----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                           86,494,984     80,961,634
-----------------------------------------------------------------------------------------
  End of period                                               $ 81,913,285    $86,494,984
=========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 46,550,387    $78,345,098
-----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       736,025         88,991
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, and forward contracts       16,437,684     (1,245,109)
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, and forward contracts                           18,189,189      9,306,004
-----------------------------------------------------------------------------------------
                                                              $ 81,913,285    $86,494,984
=========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Financial Services Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of four different classes of shares:
Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is long-term growth of capital. The Fund invests substantially all of its investable assets in Global Financial Services Portfolio (the "Portfolio"). The Portfolio is organized as a Delaware business trust which is registered under the 1940 Act as an open-end management investment company.
  The Portfolio has investment objectives, policies and limitations substantially identical to those of the Fund. Therefore, the financial statements of the Fund and Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through October 31, 1999, all of the shares of beneficial interest of the Portfolio were owned by either the Fund or INVESCO (NY) Asset Management, Inc., which has a nominal ($100) investment in the Portfolio.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund and the Portfolio in the preparation of its financial statements.

A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
     On October 31, 1999, undistributed net investment income was increased by $1,017,703, undistributed net realized gains decreased by $1,016,247 and paid-in capital decreased by $1,458 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Portfolio may enter into a foreign currency contract to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between currencies. The Portfolio may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Portfolio could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
F. Expenses--Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.
G. Foreign Securities--There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.
     In addition, the Portfolio's policy of concentrating its investments in companies in the financial services industry subjects the Portfolio to greater risk than a fund that is more diversified.
H. Indexed Securities--The Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's and the Portfolio's investment manager and administrator. The Fund pays AIM administration fees at an annualized rate of 0.25% of the Fund's average daily net assets. The Portfolio pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Portfolio's average daily net assets, plus 0.70% on the next $500 million of the Portfolio's average daily net assets, plus 0.675% on the next $500 million of the Portfolio's average daily net assets, plus 0.65% on the Portfolio's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual rate of 2.00%, 2.50%, 2.50% and 1.50% of the average daily net assets of the Fund's Class A, Class B, Class C and Advisor Class shares, respectively. During the year ended October 31, 1999, AIM waived fees of $114,306.
  Effective July 1, 1999, the Trust entered into a master administrative services agreement with AIM, replacing the prior pricing and accounting agreement. The Fund, pursuant to the master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund and the Portfolio. Prior to July 1, 1999, AIM was the pricing and accounting agent for the Fund and the Portfolio. The monthly fee for these services paid to AIM was a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate was derived based on the aggregate net assets of the funds which comprised the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee was calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount was allocated to and paid by each such fund based on its relative average daily net assets. For the year ended October 31, 1999, AIM was paid $34,005 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 1999, AFS was paid $204,616 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $151,168, $495,394 and $1,687, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $16,231 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $1,268 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in custodian fees of $787 under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $787 during the year ended October 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the Fund, along with certain other funds advised and/or administered by AIM, had a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allowed the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000.

NOTE 5-PORTFOLIO SECURITIES LOANED

At October 31, 1999, securities with an aggregate value of $1,843,403 were on loan to brokers. The loans were secured by cash collateral of $1,880,271 received by the Portfolio. For the year ended October 31, 1999, the Portfolio received fees of $35,500 for securities lending. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Portfolio during the year ended October 31, 1999 was $86,951,106 and $123,914,428, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 18,691,989
---------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities      (1,021,422)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $ 17,670,567
=========================================================
Cost of investments for tax purposes is $64,191,232.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                          1999                            1998*
                                                              -----------------------------   -----------------------------
                                                                 SHARES          AMOUNT          SHARES          AMOUNT
                                                              ------------   --------------   ------------   --------------
Sold:
  Class A                                                          833,262   $   17,299,042      3,687,543   $   67,971,118
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                          676,623       13,852,370      2,101,129       37,907,965
---------------------------------------------------------------------------------------------------------------------------
  Class C*                                                          32,543          712,656             --               --
---------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                     27,443          605,576        563,080       10,164,684
---------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                            4,035           73,215         54,738          960,105
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                            4,616           82,070         76,614        1,322,362
---------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                      4,287           78,579         12,691          225,008
---------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                       (1,170,739)     (24,325,069)    (3,795,511)     (69,778,399)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (1,411,988)     (28,296,380)    (2,061,758)     (36,498,531)
---------------------------------------------------------------------------------------------------------------------------
  Class C*                                                          (5,853)        (134,349)            --               --
---------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                   (537,683)     (11,740,965)      (254,804)      (4,543,455)
---------------------------------------------------------------------------------------------------------------------------
                                                                (1,543,454)  $  (31,793,255)       383,722   $    7,730,857
===========================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                        CLASS A
                                                                  ---------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                                  ---------------------------------------------------
                                                                  1999(a)    1998(a)    1997(a)    1996(a)    1995(a)
                                                                  -------    -------    -------    -------    -------
Net asset value, beginning of period                              $ 17.05    $ 17.22    $ 14.20    $11.92     $11.62
------------------------------------------------------------      -------    -------    -------    ------     ------
Income from investment operations:
  Net investment income (loss)                                      (0.02)      0.07       0.04      0.05(b)    0.17(c)
------------------------------------------------------------      -------    -------    -------    ------     ------
  Net realized and unrealized gain on investments                    6.25       0.37       3.97      2.36       0.13
------------------------------------------------------------      -------    -------    -------    ------     ------
    Net increase from investment operations                          6.23       0.44       4.01      2.41       0.30
------------------------------------------------------------      -------    -------    -------    ------     ------
Distributions to shareholders:
  From net investment income                                        (0.02)     (0.01)        --     (0.12)        --
------------------------------------------------------------      -------    -------    -------    ------     ------
  From net realized gain on investments                             (0.03)     (0.60)     (0.99)    (0.01)        --
------------------------------------------------------------      -------    -------    -------    ------     ------
    Total distributions                                             (0.05)     (0.61)     (0.99)    (0.13)        --
------------------------------------------------------------      -------    -------    -------    ------     ------
Net asset value, end of period                                    $ 23.23    $ 17.05    $ 17.22    $14.20     $11.92
============================================================      =======    =======    =======    ======     ======
Total return(d)                                                     36.62%      2.53%     29.91%    20.21%      2.58%
============================================================      =======    =======    =======    ======     ======
Ratios and supplemental data:
Net assets, end of period (in 000s)                               $30,987    $28,433    $29,639    $7,302     $5,687
============================================================      =======    =======    =======    ======     ======
Ratio of net investment income (loss) to average net assets:
  With fee waivers                                                  (0.08)%(e)  0.37%      0.23%     0.41%      1.46%
------------------------------------------------------------      -------    -------    -------    ------     ------
  Without fee waivers                                               (0.21)%(e)  0.35%      0.16%    (0.66)%    (5.34)%
============================================================      =======    =======    =======    ======     ======
Ratio of expenses to average net assets:
  With fee waivers                                                   1.99%(e)   1.97%      2.29%     2.32%      2.34%
------------------------------------------------------------      -------    -------    -------    ------     ------
  Without fee waivers                                                2.12%(e)   1.99%      2.36%     3.39%      9.14%
============================================================      =======    =======    =======    ======     ======
Portfolio turnover rate                                               107%       111%        91%      103%       170%
============================================================      =======    =======    =======    ======     ======

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Before reimbursement the net investment income per share would have been reduced by $0.13.
(c) Before reimbursement the net investment income per share would have been reduced by $0.59.
(d)  Total return does not include sales charge.
(e)  Ratios are based on average net assets of $30,233,569.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                       CLASS B
                                                                 ---------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                                 ---------------------------------------------------
                                                                 1999(a)     1998(a)    1997(a)    1996(a)   1995(a)
                                                                 -------     -------    -------    -------   -------
Net asset value, beginning of period                             $ 16.71      $16.97     $14.06     $11.83     $11.60
------------------------------------------------------------     -------      ------     ------     ------     ------
Income from investment operations:
  Net investment income (loss)                                     (0.12)      (0.02)     (0.04)     (0.01)(b)   0.11(c)
------------------------------------------------------------     -------      ------     ------     ------     ------
  Net realized and unrealized gain on investments                   6.11        0.37       3.94       2.34       0.12
------------------------------------------------------------     -------      ------     ------     ------     ------
    Net increase from investment operations                         5.99        0.35       3.90       2.33       0.23
------------------------------------------------------------     -------      ------     ------     ------     ------
Distributions to shareholders:
  From net investment income                                          --       (0.01)        --      (0.09)        --
------------------------------------------------------------     -------      ------     ------     ------     ------
  From net realized gain on investments                            (0.03)      (0.60)     (0.99)     (0.01)        --
------------------------------------------------------------     -------      ------     ------     ------     ------
    Total distributions                                            (0.03)      (0.61)     (0.99)     (0.10)        --
------------------------------------------------------------     -------      ------     ------     ------     ------
Net asset value, end of period                                   $ 22.67      $16.71     $16.97     $14.06     $11.83
============================================================     =======      ======     ======     ======     ======
Total return(d)                                                    35.91%       2.08%     29.13%     19.81%      1.98%
============================================================     =======      ======     ======     ======     ======
Ratios and supplemental data:
Net assets, end of period (in 000s)                              $49,619     $48,785    $47,585     $9,886     $4,548
============================================================     =======      ======     ======     ======     ======
Ratio of net investment income (loss) to average net assets:
  With fee waivers                                                 (0.58)%(e)  (0.13)%    (0.27)%    (0.09)%     0.96%
------------------------------------------------------------     -------      ------     ------     ------     ------
  Without fee waivers                                              (0.71)%(e)  (0.15)%    (0.34)%    (1.16)%    (5.84)%
============================================================     =======      ======     ======     ======     ======
Ratio of expenses to average net assets:
  With fee waivers                                                  2.49%(e)    2.47%      2.79%      2.82%      2.84%
------------------------------------------------------------     -------      ------     ------     ------     ------
  Without fee waivers                                               2.62%(e)    2.49%      2.86%      3.89%      9.64%
============================================================     =======      ======     ======     ======     ======
Portfolio turnover rate                                              107%        111%        91%       103%       170%
============================================================     =======      ======     ======     ======     ======

(a) These selected per share data were calculated based upon average shares outstanding during the period.
(b) Before reimbursement the net investment income per share would have been reduced by $0.13.
(c) Before reimbursement the net investment income per share would have been reduced by $0.59.
(d)  Total return does not include sales charges.
(e)  Ratios are based on average net assets of $49,539,408.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                  CLASS C                                  ADVISOR CLASS
                                            -------------------    --------------------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                             MARCH 1, 1999 TO      ----------------------------------------     JUNE 1, 1995 TO
                                            October 31, 1999(a)    1999(a)    1998(a)    1997(a)    1996(a)   OCTOBER 31, 1995(a)
                                            -------------------    -------    -------    -------    -------   -------------------
Net asset value, beginning of period              $19.58           $17.31     $17.40     $14.26     $11.95          $11.09
----------------------------------------          ------           ------     ------     ------     ------          ------
Income from investment operations:
  Net investment income (loss)                     (0.08)            0.08       0.17       0.12       0.12(b)         0.09(c)
----------------------------------------          ------           ------     ------     ------     ------          ------
  Net realized and unrealized gain on
    investments                                     3.17             6.34       0.35       4.01       2.36            0.77
----------------------------------------          ------           ------     ------     ------     ------          ------
    Net increase from investment
      operations                                    3.09             6.42       0.52       4.13       2.48            0.86
----------------------------------------          ------           ------     ------     ------     ------          ------
Distributions to shareholders:
  From net investment income                          --            (0.12)     (0.01)        --      (0.16)             --
----------------------------------------          ------           ------     ------     ------     ------          ------
  From net realized gain on investments               --            (0.03)     (0.60)     (0.99)     (0.01)             --
----------------------------------------          ------           ------     ------     ------     ------          ------
    Total distributions                               --            (0.15)     (0.61)     (0.99)     (0.17)             --
----------------------------------------          ------           ------     ------     ------     ------          ------
Net asset value, end of period                    $22.67           $23.58     $17.31     $17.40     $14.26          $11.95
========================================          ======           ======     ======     ======     ======          ======
Total return(d)                                    15.78%           37.37%      3.03%     30.52%     20.87%           7.75%
========================================          ======           ======     ======     ======     ======          ======
Ratios and supplemental data:
Net assets, end of period (in 000s)               $  605           $  702     $9,276     $3,738     $   72          $   31
========================================          ======           ======     ======     ======     ======          ======
Ratio of net investment income (loss) to
  average net assets:
  With fee waivers                                 (0.58)%(e)        0.43%(f)   0.87%      0.73%      0.91%           1.96%(g)
----------------------------------------          ------           ------     ------     ------     ------          ------
  Without fee waivers                              (0.71)%(e)        0.30%(f)   0.85%      0.66%     (0.16)%          4.84%(g)
========================================          ======           ======     ======     ======     ======          ======
Ratio of expenses to average net assets:
  With fee waivers                                  2.49%(e)         1.48(f)    1.47%      1.79%      1.82%           1.84%(g)
----------------------------------------          ------           ------     ------     ------     ------          ------
  Without fee waivers                               2.62%(e)         1.61(f)    1.49%      1.86%      2.89%           8.64%(g)
========================================          ======           ======     ======     ======     ======          ======
Portfolio turnover rate                              107%             107%       111%        91%       103%            170%
========================================          ======           ======     ======     ======     ======          ======

(a) These selected per share data were calculated based upon average shares outstanding during the period.
(b) Before reimbursement the net investment income per share would have been reduced by $0.13.
(c) Before reimbursement the net investment income per share would have been reduced by $0.30.
(d) Total return does not include sales charges and is not annualized for periods less than one year.
(e)  Ratios are annualized and based on average net assets of $251,286.
(f)  Ratios are based on average net assets of $7,564,046.
(g)  Annualized.

NOTE 9-SUBSEQUENT EVENT

On November 3, 1999, the Board of Trustees approved the conversion of Advisor Class Shares into Class A Shares. The proposed effective date of this conversion is February 11, 2000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Global Health Care Fund and Board of Trustees of AIM Investment Funds:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Health Care Fund at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


                                                /s/ PRICEWATERHOUSECOOPERS LLP
                                                    PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       December 23, 1999

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                       SHARES        VALUE
DOMESTIC COMMON STOCKS & OTHER
EQUITY INTERESTS-75.32%

BIOTECHNOLOGY-9.59%

Amgen, Inc.(a)(b)                       530,000   $ 42,267,500
--------------------------------------------------------------
Enzon, Inc., Series A Cumulative
  Conv. Pfd. (Acquired 03/22/90;
  Cost $400,000)(b)(c)(d)                16,000      1,064,630
--------------------------------------------------------------
Genzyme Surgical Products(b)                450          2,419
--------------------------------------------------------------
PathoGenesis Corp.(b)                    16,000        240,000
--------------------------------------------------------------
Protein Design Labs, Inc.(b)             20,000        801,250
--------------------------------------------------------------
                                                    44,375,799
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.20%

AmeriSource Health Corp.-Class A(b)      60,000        900,000
--------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-2.86%

Varian Inc.(b)                          263,000      4,964,125
--------------------------------------------------------------
Varian Medical Systems, Inc.            128,000      2,696,000
--------------------------------------------------------------
Varian Semiconductor Equipment
  Associates, Inc.(b)                   247,000      5,588,375
--------------------------------------------------------------
                                                    13,248,500
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-18.49%

Abbott Laboratories                     120,000      4,845,000
--------------------------------------------------------------
Bristol-Myers Squibb Co.(a)             320,000     24,580,000
--------------------------------------------------------------
Sierra Health Services, Inc.(b)          33,000        241,312
--------------------------------------------------------------
Warner-Lambert Co.                      700,000     55,868,750
--------------------------------------------------------------
                                                    85,535,062
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.46%

Alpharma, Inc.-Class A                   10,000        351,875
--------------------------------------------------------------
Barr Laboratories, Inc.(b)               59,000      1,788,438
--------------------------------------------------------------
                                                     2,140,313
--------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-9.98%

Lilly (Eli) & Co.(a)                     35,000      2,410,625
--------------------------------------------------------------
Merck & Co., Inc.(a)                    270,000     21,481,875
--------------------------------------------------------------
Schering-Plough Corp.                   450,000     22,275,000
--------------------------------------------------------------
                                                    46,167,500
--------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.23%

Health Management Associates,
  Inc.-Class A(b)                       120,000      1,065,000
--------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-0.79%

Ventas, Inc.                            750,000      3,656,250
--------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-13.21%

PacifiCare Health Systems, Inc.(b)      700,000     27,606,250
--------------------------------------------------------------
United Healthcare Corp.                 513,900     26,562,206
--------------------------------------------------------------
Wellpoint Health Networks, Inc.(b)      120,000      6,960,000
--------------------------------------------------------------
                                                    61,128,456
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-17.95%

Acuson Corp.(b)                          28,000   $    290,500
--------------------------------------------------------------
Bausch & Lomb Inc.                       75,500      4,077,000
--------------------------------------------------------------
Baxter International, Inc.               75,000      4,865,625
--------------------------------------------------------------
Biomet, Inc.                             90,000      2,711,250
--------------------------------------------------------------
EndoSonics Corp.(b)                   1,125,000      4,183,594
--------------------------------------------------------------
Guidant Corp.(a)                        392,000     19,355,000
--------------------------------------------------------------
Medtronic, Inc.(a)                      625,000     21,640,625
--------------------------------------------------------------
Mentor Corp.                            143,200      3,374,150
--------------------------------------------------------------
Molecular Biosystems, Inc.(b)           290,000        290,000
--------------------------------------------------------------
Orthofix International N.V.(b)           27,000        378,000
--------------------------------------------------------------
VISX, Inc.(b)                           350,000     21,896,875
--------------------------------------------------------------
                                                    83,062,619
--------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.82%

Aetna, Inc.                              75,000      3,768,750
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.65%

CIGNA Corp.                              40,000      2,990,000
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.09%

IMS Health, Inc.                         15,000        435,000
--------------------------------------------------------------
    Total Domestic Common Stocks &
      Other Equity Interests (Cost
      $277,184,917)                                348,473,249
--------------------------------------------------------------

FOREIGN STOCKS-18.20%

FRANCE-1.24%

Sanofi-Synthelabo S.A. (Health
  Care-Drugs- Generic & Other)(b)       129,720      5,724,997
--------------------------------------------------------------

GERMANY-3.05%

Altana A.G. (Health
  Care-Drugs-Generic & Other)           200,000     14,118,511
--------------------------------------------------------------

ISRAEL-0.09%

Teva Pharmaceutical Industries
  Ltd.-ADR (Health
  Care-Drugs-Generic & Other)             8,700        420,863
--------------------------------------------------------------

JAPAN-4.04%

Banyu Pharmaceutical Co., Ltd.
  (Health Care-Drugs-Generic &
  Other)                                 36,000        659,191
--------------------------------------------------------------
Chugai Pharmaceutical Co., Ltd.
  (Health Care-Drugs-Generic &
  Other)                                108,000      1,284,543
--------------------------------------------------------------
Daiichi Pharmaceutical Co., Ltd.
  (Health Care-Drugs-Generic &
  Other)                                 39,000        559,254
--------------------------------------------------------------
Eisai Co., Ltd.
  (Health Care-Drugs-Generic &
  Other)                                 40,000      1,099,228
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
JAPAN-(CONTINUED)

Kissei Pharmaceutical Co., Ltd.
  (Health Care-Drugs-Generic & Other)    14,000   $    268,572
--------------------------------------------------------------
Kyowa Hakko Kogyo
  (Health Care-Drugs-Generic & Other)    69,000        495,055
--------------------------------------------------------------
Rohto Pharmaceutical Co., Ltd.
  (Health Care-Drugs-Generic & Other)    76,000        589,746
--------------------------------------------------------------
Shionogi & Co., Ltd.
  (Health Care-Drugs-Generic & Other)    44,000        404,738
--------------------------------------------------------------
Taisho Pharmaceutical Co., Ltd.
  (Health Care-Drugs-Generic & Other)    50,000      2,081,435
--------------------------------------------------------------
Takeda Chemical Industries, Ltd.
  (Health Care-Drugs-Generic & Other)   154,000      8,848,113
--------------------------------------------------------------
Uni-Charm Corp. (The)
  (Paper & Forest Products)               5,400        315,438
--------------------------------------------------------------
Yamanouchi Pharmaceutical Co., Ltd.
  (Health Care-Drugs-Generic & Other)    46,000      2,086,998
--------------------------------------------------------------
                                                    18,692,311
--------------------------------------------------------------

NETHERLANDS-2.87%

Akzo Nobel N.V.
  (Chemicals-Diversified)               280,000     12,059,860
--------------------------------------------------------------
Akzo Nobel N.V.-ADR
  (Chemicals-Diversified)                28,000      1,207,500
--------------------------------------------------------------
                                                    13,267,360
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
SWITZERLAND-3.24%

Roche Holding A.G.
  (Health Care-Drugs-Generic & Other)     1,251   $ 15,014,954
--------------------------------------------------------------

UNITED KINGDOM-3.67%

AstraZeneca Group PLC-ADR
  (Health Care-Drugs-Major
  Pharmaceuticals)                      350,000     16,012,500
--------------------------------------------------------------
SmithKline Beecham PLC-ADR
  (Health Care-Drugs-Major
  Pharmaceuticals)                       15,000        960,000
--------------------------------------------------------------
                                                    16,972,500
--------------------------------------------------------------
    Total Foreign Stocks (Cost
      $65,836,293)                                  84,211,496
--------------------------------------------------------------

MONEY MARKET FUNDS-8.10%

STIC Liquid Assets Portfolio(e)      18,742,434     18,742,434
--------------------------------------------------------------
STIC Prime Portfolio(e)              18,742,434     18,742,434
--------------------------------------------------------------
    Total Money Market Funds (Cost
      $37,484,868)                                  37,484,868
--------------------------------------------------------------
TOTAL INVESTMENTS-101.62%                          470,169,613
--------------------------------------------------------------
LIABILITIES LESS OTHER ASSETS-(1.62%)               (7,500,322)
--------------------------------------------------------------
NET ASSETS-100.00%                                 462,669,291
==============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
Pfd.  - Preferred

Notes to Schedule of Investments:

(a) A portion of this security is subject to call options written. See Note 8.
(b) Non-income producing security.
(c) Security fair valued in accordance with procedures established by the Board of Trustees.
(d) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The market value of this security at 10/31/99 was $1,064,630 which represented 0.23% of the Fund's net assets.
(e) The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:

Investments, at value (cost $380,506,078)      $  470,169,613
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                    258,340
-------------------------------------------------------------
  Dividends and interest                              293,704
-------------------------------------------------------------
Other assets                                            1,952
-------------------------------------------------------------
    Total assets                                  470,723,609
-------------------------------------------------------------

LIABILITIES:

Payables for:
  Fund shares reacquired                              746,897
-------------------------------------------------------------
  Options written (Premiums received $7,216,094)    6,345,313
-------------------------------------------------------------
Accrued advisory fees                                 381,886
-------------------------------------------------------------
Accrued distribution fees                             303,320
-------------------------------------------------------------
Accrued administrative services fees                   13,000
-------------------------------------------------------------
Accrued transfer agent fees                            98,000
-------------------------------------------------------------
Accrued trustees' fees                                  1,600
-------------------------------------------------------------
Accrued operating expenses                            164,302
-------------------------------------------------------------
    Total liabilities                               8,054,318
-------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING    $  462,669,291
=============================================================

NET ASSETS:

Class A                                        $  357,746,590
=============================================================
Class B                                        $  102,915,544
=============================================================
Class C                                        $    1,278,126
=============================================================
Advisor Class                                  $      729,031
=============================================================
SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            14,905,069
=============================================================
Class B                                             4,483,105
=============================================================
Class C                                                55,675
=============================================================
Advisor Class                                          29,545
=============================================================
Class A:
  Net asset value and redemption price per
    share                                      $        24.00
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $24.00 divided by
      95.25)                                   $        25.20
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        22.96
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        22.96
=============================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                            $        24.68
=============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999

INVESTMENT INCOME:

Dividends (net of $177,844 foreign withholding
  tax)                                          $  3,168,794
------------------------------------------------------------
Interest                                           1,712,526
------------------------------------------------------------
Securities lending                                   165,966
------------------------------------------------------------
    Total investment income                        5,047,286
------------------------------------------------------------
EXPENSES:

Advisory and administrative fees                   4,855,959
------------------------------------------------------------
Accounting services fees                             142,382
------------------------------------------------------------
Custodian fees                                        95,286
------------------------------------------------------------
Distribution fees -- Class A                       1,919,476
------------------------------------------------------------
Distribution fees -- Class B                       1,088,812
------------------------------------------------------------
Distribution fees -- Class C                           4,464
------------------------------------------------------------
Trustees' fees                                        19,026
------------------------------------------------------------
Transfer agent fees -- Class A                       749,616
------------------------------------------------------------
Transfer agent fees -- Class B                       212,608
------------------------------------------------------------
Transfer agent fees -- Class C                           871
------------------------------------------------------------
Transfer agent fees -- Advisor Class                   9,409
------------------------------------------------------------
Other                                                504,928
------------------------------------------------------------
    Total expenses                                 9,602,837
------------------------------------------------------------
Less: Expenses paid indirectly                        (4,130)
------------------------------------------------------------
    Net expenses                                   9,598,707
------------------------------------------------------------
Net investment income (loss)                      (4,551,421)
------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           34,924,655
------------------------------------------------------------
  Foreign currencies                                 (72,071)
------------------------------------------------------------
  Option contracts written                         9,881,201
------------------------------------------------------------
                                                  44,733,785
------------------------------------------------------------
Change in net unrealized appreciation of:
  Investment securities                           44,979,725
------------------------------------------------------------
  Foreign currencies                                  35,250
------------------------------------------------------------
  Option contracts written                           870,781
------------------------------------------------------------
                                                  45,885,756
------------------------------------------------------------
  Net gain from investment securities, foreign
    currencies, and option contracts              90,619,541
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $ 86,068,120
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                  1999            1998
                                                              ------------    -------------
OPERATIONS:

  Net investment income (loss)                                $ (4,551,421)   $  (5,699,337)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                     44,733,785         (805,542)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                   45,885,756      (18,545,458)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                86,068,120      (25,050,337)
-------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS:

  Class A                                                               --     (111,031,821)
-------------------------------------------------------------------------------------------
  Class B                                                               --      (34,132,236)
-------------------------------------------------------------------------------------------
  Advisor Class                                                         --       (1,792,960)
-------------------------------------------------------------------------------------------

SHARE TRANSACTIONS-NET:

  Class A                                                      (66,396,665)      14,570,400
-------------------------------------------------------------------------------------------
  Class B                                                      (15,601,954)      (6,081,715)
-------------------------------------------------------------------------------------------
  Class C                                                        1,345,583               --
-------------------------------------------------------------------------------------------
  Advisor Class                                                 (6,483,138)         913,897
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                       (1,068,054)    (162,604,772)
-------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          463,737,345      626,342,117
-------------------------------------------------------------------------------------------
  End of period                                               $462,669,291    $ 463,737,345
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $329,089,377    $ 420,849,043
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts         43,046,264       (1,759,592)
-------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and option contracts                             90,533,650       44,647,894
-------------------------------------------------------------------------------------------
                                                              $462,669,291    $ 463,737,345
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Health Care Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of four different classes of shares:
Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
      Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for Federal income tax purposes.
      Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
      On October 31, 1999, undistributed net investment income was increased by $4,551,421, undistributed net realized gains increased by $72,071 and paid-in capital decreased by $4,623,492 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

F. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
      A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

G. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

H. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

I. Foreign Securities -- There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.
      In addition, the Fund's policy of concentrating its investments in companies in the health care industry subjects the Fund to greater risk than a fund that is more diversified.

J. Indexed Securities -- The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual rate of 2.00%, 2.50%, 2.50% and 1.50% of the average daily net assets of the Fund's Class A, Class B, Class C and Advisor Class shares, respectively.

  Effective July 1, 1999, the Trust entered into a master administrative services agreement with AIM, replacing the prior pricing and accounting agreement. The Fund, pursuant to the master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Prior to July 1, 1999, AIM was the pricing and accounting agent for the Fund. The monthly fee for these services paid to AIM was a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate was derived based on the aggregate net assets of the funds which comprised the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee was calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets. For the year ended October 31, 1999, AIM was paid $142,382 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 1999, AFS was paid $972,504 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $1,919,476, $1,088,812 and 4,464, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $51,905 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $3,480 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in custodian fees of $4,130 under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $4,130 during the year ended October 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the Fund, along with certain other funds advised and/or administered by AIM, had a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allowed the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000.

NOTE 5-PORTFOLIO SECURITIES LOANED

At October 31, 1999, securities with an aggregate value of $2,087,256 were on loan to brokers. The loans were secured by cash collateral of $2,129,001 received by the Fund. For the year ended October 31, 1999, the Fund received fees of $165,966 for securities lending.
  For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $569,311,572 and $591,125,893, respectively. The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                        $ 99,703,597
---------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities     (10,972,470)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $ 88,731,127
---------------------------------------------------------
Cost of investments for tax purposes is $381,438,486.

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 1999 are summarized as follows:

                                                                CALL OPTION CONTRACTS
                                                              -------------------------
                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS      RECEIVED
                                                              ----------   ------------
Beginning of year                                                     --   $         --
---------------------------------------------------------------------------------------
Written                                                           92,970     30,864,043
---------------------------------------------------------------------------------------
Closed                                                           (55,720)   (18,608,125)
---------------------------------------------------------------------------------------
Exercised                                                        (13,045)    (3,104,014)
---------------------------------------------------------------------------------------
Expired                                                           (5,155)    (1,935,810)
---------------------------------------------------------------------------------------
End of year                                                       19,050   $  7,216,094
=======================================================================================

Open call option contracts written at October 31, 1999 were as follows:

                                                                                                    OCTOBER 31,      UNREALIZED
                                                     CONTRACT   STRIKE   NUMBER OF     PREMIUMS        1999         APPRECIATION
                       ISSUE                          MONTH     PRICE    CONTRACTS     RECEIVED    MARKET VALUE    (DEPRECIATION)
-------------------------------------------          --------  -------   ----------   ----------   -------------   --------------
Amgen, Inc.                                           Dec-99    $   80        5,300   $3,126,206   $   2,650,000   $      476,206
---------------------------------------------------------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                              Dec-99        75        3,200    1,329,105       1,520,000         (190,895)
---------------------------------------------------------------------------------------------------------------------------------
Guidant Corp.                                         Jan-00        60        1,500      912,720         271,875          640,845
---------------------------------------------------------------------------------------------------------------------------------
Guidant Corp.                                         Nov-99        55        1,000      271,991          68,750          203,241
---------------------------------------------------------------------------------------------------------------------------------
Lilly (Eli) & Co.                                     Nov-99        65          350       95,197         164,063          (68,866)
---------------------------------------------------------------------------------------------------------------------------------
Medtronic, Inc.                                       Nov-99      37.5        3,000      466,584         196,875          269,709
---------------------------------------------------------------------------------------------------------------------------------
Medtronic, Inc.                                       Nov-99        40        2,000      371,988          56,250          315,738
---------------------------------------------------------------------------------------------------------------------------------
Merck & Co., Inc.                                     Nov-99        75        2,700      642,303       1,417,500         (775,197)
---------------------------------------------------------------------------------------------------------------------------------
                                                                             19,050   $7,216,094   $   6,345,313  $       870,781
=================================================================================================================================

NOTE 8-PUT OPTION CONTRACTS

Transactions in put options during the year ended October 31, 1999 are summarized as follows:

                                                                PUT OPTION CONTRACTS
                                                              ------------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS       PAID
                                                              ----------   -----------
Beginning of year                                                     --   $        --
--------------------------------------------------------------------------------------
Purchased                                                          5,950     1,894,123
--------------------------------------------------------------------------------------
Closed                                                            (1,850)     (488,808)
--------------------------------------------------------------------------------------
Exercised                                                         (1,900)     (256,104)
--------------------------------------------------------------------------------------
Expired                                                           (2,200)   (1,149,211)
--------------------------------------------------------------------------------------
End of year                                                           --   $        --
======================================================================================

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                         1999                         1998
                                                              --------------------------   ---------------------------
                                                                SHARES        AMOUNT         SHARES         AMOUNT
                                                              ----------   -------------   -----------   -------------
Sold:
  Class A                                                      6,319,231   $ 143,915,406    24,980,706   $ 526,818,779
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        691,366      16,088,681     3,933,442      81,783,021
----------------------------------------------------------------------------------------------------------------------
  Class C *                                                       58,588       1,413,024            --              --
----------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                   18,009         438,450     2,760,416      60,020,116
----------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                             --              --     4,212,044      87,484,194
----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --     1,393,872      27,961,083
----------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                       --              --        84,210       1,780,217
----------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (9,158,822)   (210,312,070)  (28,318,023)   (599,732,573)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,386,892)    (31,690,636)   (5,554,950)   (115,825,819)
----------------------------------------------------------------------------------------------------------------------
  Class C*                                                        (2,913)        (67,441)           --              --
----------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                 (274,593)     (6,921,588)   (2,799,107)    (60,886,436)
----------------------------------------------------------------------------------------------------------------------
                                                              (3,736,026)  $ (87,136,174)      692,610   $   9,402,582
======================================================================================================================

* Class C shares commenced sales on March 1, 1999.

NOTE 10-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                       CLASS A
                                                              ---------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------
                                                              1999(A)      1998(a)     1997(a)     1996(a)       1995
                                                              --------     --------    --------    --------    --------
Net asset value, beginning of period                          $  20.15     $  27.98    $  23.60    $  21.84    $  19.60
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.19)       (0.21)      (0.25)      (0.17)      (0.15)
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments          4.04        (0.91)       6.48        4.79        3.73
-----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment operations            3.85        (1.12)       6.23        4.62        3.58
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net realized gain on investments                             --        (6.70)      (1.85)      (2.86)      (1.34)
-----------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments                     --        (0.01)         --          --          --
-----------------------------------------------------------------------------------------------------------------------
    Total distributions                                             --        (6.71)      (1.85)      (2.86)      (1.34)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  24.00     $  20.15    $  27.98    $  23.60    $  21.84
=======================================================================================================================
Total return(b)                                                  19.11%       (4.71)%     28.36%      23.14%      19.79%
=======================================================================================================================
Ratios and supplemental data:
Net assets, end of period (in 000's)                          $357,747     $357,534    $472,083    $467,861    $426,380
=======================================================================================================================
Ratio of net investment income (loss) to average net assets:     (0.81)%(c)    (0.98)%    (1.03)%     (0.75)%     (0.78)%
=======================================================================================================================
Ratio of expenses to average net assets:                          1.82%(c)     1.84%       1.80%       1.84%       1.91%
=======================================================================================================================
Portfolio turnover rate                                            123%         187%        149%        157%         99%
=======================================================================================================================

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not include sales charge and is not annualized for periods less than one year.
(c)  Ratios are based on average net assets of $383,895,122.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                      CLASS B
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                              1999(a)      1998(a)     1997(a)     1996(A)      1995
                                                              --------     --------    --------    --------    -------
Net asset value, beginning of period                          $  19.37     $  27.27    $  23.15    $  21.56    $ 19.46
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.30)       (0.30)      (0.37)      (0.27)     (0.25)
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments          3.89        (0.89)       6.34        4.72       3.69
-----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment operations            3.59        (1.19)       5.97        4.45       3.44
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net realized gain on investments                             --        (6.70)      (1.85)      (2.86)     (1.34)
-----------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments                     --        (0.01)         --          --         --
-----------------------------------------------------------------------------------------------------------------------
    Total distributions                                             --        (6.71)      (1.85)      (2.86)     (1.34)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  22.96     $  19.37    $  27.27    $  23.15    $ 21.56
=======================================================================================================================
Total return(b)                                                  18.53%       (5.20)%     27.75%      22.59%     19.17%
=======================================================================================================================
Ratios and supplemental data:
Net assets, end of period (in 000's)                          $102,916     $100,311    $147,440    $107,622    $70,740
=======================================================================================================================
Ratio of net investment income (loss) to average net assets:     (1.32)%(c)    (1.48)%    (1.53)%     (1.25)%    (1.28)%
=======================================================================================================================
Ratio of expenses to average net assets:                          2.33%(c)     2.34%       2.30%       2.34%      2.41%
=======================================================================================================================
Portfolio turnover rate                                            123%         187%        149%        157%        99%
=======================================================================================================================

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average net assets of $108,881,226.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                    CLASS C                                 ADVISOR CLASS
                                              -------------------    ------------------------------------------------------------
                                                 MARCH 1, 1999                YEAR ENDED OCTOBER 31,               JUNE 1, 1995
                                                      TO             -----------------------------------------          TO
                                              OCTOBER 31, 1999(a)    1999(a)     1998(a)    1997(a)    1996(a)   OCTOBER 31, 1995
                                              -------------------    -------     -------    -------    -------   ----------------
Net asset value, beginning of period                $22.50           $ 20.59     $ 28.34    $ 23.77    $ 21.88         $18.66
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                       (0.21)           (0.08)      (0.10)     (0.12)     (0.05)         (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments                                       0.67              4.17       (0.94)      6.54       4.80           3.24
---------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment
      operations                                      0.46              4.09       (1.04)      6.42       4.75           3.22
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net realized gain on investments                 --                --       (6.70)     (1.85)     (2.86)            --
---------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
    investments                                         --                --       (0.01)        --         --             --
---------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                 --                --       (6.71)     (1.85)     (2.86)            --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $22.96           $ 24.68      $20.59     $28.34     $23.77         $21.88
=================================================================================================================================
Total return(b)                                       2.04%            19.86%      (4.28)%    29.00%     23.82%         17.10%
=================================================================================================================================
Ratios and supplemental data:
Net assets, end of period (in 000's)                $1,278           $   729      $5,892     $6,819     $1,152         $  539
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets:                                (1.32)%(c)        (0.33)%(d)  (0.48)%    (0.53)%    (0.25)%        (0.28)%(e)
=================================================================================================================================
Ratio of expenses to average net assets:              2.33%(c)          1.34%(d)    1.34%      1.30%      1.34%          1.41%(e)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                123%              123%        187%       149%       157%            99%
=================================================================================================================================

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $670,519.
(d) Ratios are based on average net assets of $4,818,675.
(e) Annualized.

NOTE 11-SUBSEQUENT EVENT

On November 3, 1999, the Board of Trustees approved the conversion of Advisor Class Shares into Class A Shares. The proposed effective date of this conversion is February 11, 2000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Global Infrastructure Fund and Board of Trustees of AIM Investment Funds

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Infrastructure Fund at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                /s/ PRICEWATERHOUSECOOPERS LLP
                                                    PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       December 23, 1999

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                    MARKET
                                        SHARES       VALUE

DOMESTIC COMMON STOCKS & OTHER EQUITY
  INTERESTS-46.84%

AEROSPACE/DEFENSE-3.25%

General Dynamics Corp.                   26,494   $ 1,468,761
-------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-5.64%

Aether Systems, Inc.(a)                   5,200       361,725
-------------------------------------------------------------
Juniper Networks, Inc.(a)                 1,500       413,437
-------------------------------------------------------------
Lucent Technologies Inc.                  9,700       623,225
-------------------------------------------------------------
Sycamore Networks, Inc.(a)                  800       172,000
-------------------------------------------------------------
Tellabs, Inc.(a)                         11,270       712,827
-------------------------------------------------------------
Williams Communications Group, Inc.(a)    8,200       261,375
-------------------------------------------------------------
                                                    2,544,589
-------------------------------------------------------------

COMPUTERS (NETWORKING)-3.66%

Cisco Systems, Inc.(a)                   17,684     1,308,616
-------------------------------------------------------------
Foundry Networks, Inc.(a)                 1,800       341,100
-------------------------------------------------------------
                                                    1,649,716
-------------------------------------------------------------

ELECTRIC COMPANIES-7.71%

Calpine Capital Trust-$2.88 Conv. Pfd.    6,200       365,800
-------------------------------------------------------------
Dominion Resources, Inc.                 18,700       899,937
-------------------------------------------------------------
FPL Group, Inc.                          12,700       638,969
-------------------------------------------------------------
Montana Power Co.                        19,400       551,687
-------------------------------------------------------------
Pinnacle West Capital Corp.              13,700       505,187
-------------------------------------------------------------
Texas Utilities Co.                      13,400       519,250
-------------------------------------------------------------
                                                    3,480,830
-------------------------------------------------------------

MACHINERY (DIVERSIFIED)-1.82%

Ingersoll-Rand Co.                       15,700       820,325
-------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-1.77%

United Technologies Corp.                13,200       798,600
-------------------------------------------------------------

NATURAL GAS-4.79%

El Paso Energy Corp.                      8,100       332,100
-------------------------------------------------------------
Enron Corp.                              45,800     1,829,138
-------------------------------------------------------------
                                                    2,161,238
-------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-1.87%

AES Corp.(a)                             14,988       845,885
-------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.32%

Navigant Consulting, Inc.(a)              5,000       142,813
-------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-1.45%

Clarent Corp.(a)                          6,900       654,638
-------------------------------------------------------------

TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-3.17%

Phone.com, Inc.(a)                        4,800       986,400
-------------------------------------------------------------
Triton PCS Holdings, Inc.-Class A(a)      9,600       338,400
-------------------------------------------------------------

                                                    MARKET
                                        SHARES       VALUE

TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-(CONTINUED)

Western Wireless Corp.-Class A(a)         2,000   $   105,750
-------------------------------------------------------------
                                                    1,430,550
-------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-5.28%

AT&T Corp.                               14,242       665,814
-------------------------------------------------------------
MCI WorldCom, Inc.(a)                    20,000     1,716,250
-------------------------------------------------------------
                                                    2,382,064
-------------------------------------------------------------

TELEPHONE-6.11%

Bell Atlantic Corp.                      19,700     1,279,269
-------------------------------------------------------------
SBC Communications, Inc.                 29,000     1,477,188
-------------------------------------------------------------
                                                    2,756,457
-------------------------------------------------------------
    Total Domestic Common Stocks &
      Other Equity Interests (Cost
      $13,486,635)                                 21,136,466
-------------------------------------------------------------

FOREIGN STOCKS-49.10%

CANADA-1.72%

Canadian National Railway Co.
  (Railroads)                            25,600       776,364
-------------------------------------------------------------

FINLAND-5.61%

Nokia Oyj-ADR (Communications
  Equipment)                             20,000     2,311,250
-------------------------------------------------------------
Sonera Oyj
(Telecommunications-Cellular/Wireless)    7,350       220,765
-------------------------------------------------------------
                                                    2,532,015
-------------------------------------------------------------

FRANCE-4.23%

Suez Lyonnaise des Eaux S.A.
  (Manufacturing- Diversified)            3,650       589,437
-------------------------------------------------------------
Vivendi (Consumer Services)              17,400     1,318,924
-------------------------------------------------------------
                                                    1,908,361
-------------------------------------------------------------

GERMANY-5.31%

Mannesmann A.G.
  (Machinery-Diversified)                12,800     2,013,203
-------------------------------------------------------------
Viag A.G. (Manufacturing-Diversified)    20,800       384,040
-------------------------------------------------------------
                                                    2,397,243
-------------------------------------------------------------

IRELAND-2.40%

CRH PLC (Construction-Cement &
  Aggregates)                            38,000       717,603
-------------------------------------------------------------
Esat Telecom Group PLC-ADR
  (Telecommunications-Long
  Distance)(a)                            8,200       366,950
-------------------------------------------------------------
                                                    1,084,553
-------------------------------------------------------------

ISRAEL-0.44%

Partner Communications Co. Ltd.-ADR
  (Telecommunications-Cellular/
  Wireless)(a)                           12,700       200,025
-------------------------------------------------------------

ITALY-3.17%

ACEA S.p.A. (Water Utilities)(a)         72,800       810,314
-------------------------------------------------------------
Telecom Italia S.p.A. (Telephone)       126,300       620,521
-------------------------------------------------------------
                                                    1,430,835
-------------------------------------------------------------

                                                    MARKET
                                        SHARES       VALUE

JAPAN-3.67%

Nippon Telegraph & Telephone Corp.
  (Telecommunications-Long Distance)         30   $   460,410
-------------------------------------------------------------
NTT Mobile Communications Network,
  Inc.
  (Telecommunications-Cellular/Wireless)     45     1,195,626
-------------------------------------------------------------
                                                    1,656,036
-------------------------------------------------------------

MEXICO-0.11%

Nuevo Grupo Iusacell S.A. de C.V.-ADR
(Telecommunications-Cellular/Wireless)    4,300        51,062
-------------------------------------------------------------

NETHERLANDS-3.07%

Equant N.V. (Computers-Networking)(a)     8,980       871,060
-------------------------------------------------------------
Libertel N.V.
  (Telecommunications-Cellular/
  Wireless)(a)                            9,750       184,635
-------------------------------------------------------------
Versatel Telecom International N.V.
  (Telecommunications-Long
  Distance)(a)                           26,500       328,976
-------------------------------------------------------------
                                                    1,384,671
-------------------------------------------------------------

PORTUGAL-0.78%

Brisa-Auto Estradas de Portugal, S.A.
  (Engineering & Construction)            8,900       350,654
-------------------------------------------------------------

SOUTH KOREA-3.34%

Korea Electric Power Corp.-ADR
  (Electric Companies)                   29,500       464,625
-------------------------------------------------------------
Pohang Iron & Steel Co. Ltd.-ADR (Iron
  & Steel)                               31,200     1,041,300
-------------------------------------------------------------
                                                    1,505,925
-------------------------------------------------------------

SPAIN-3.34%

Endesa S.A.-ADR (Electric Companies)     39,600       789,525
-------------------------------------------------------------
Sogciable S.A. (Electric Companies)(a)   10,100       277,968
-------------------------------------------------------------
Union Electrica Fenosa, S.A. (Electric
  Companies)                             30,000       439,020
-------------------------------------------------------------
                                                    1,506,513
-------------------------------------------------------------

                                                    MARKET
                                        SHARES       VALUE

UNITED KINGDOM-11.91%

BG PLC (Oil & Gas-Exploration &
  Production)                           104,100   $   578,062
-------------------------------------------------------------
eircom PLC (Telecommunication-Long
  Distance)(a)                          282,900     1,180,083
-------------------------------------------------------------
General Electric Co. PLC
  (Manufacturing- Diversified)           63,700       692,783
-------------------------------------------------------------
Hanson PLC-ADR
  (Manufacturing-Diversified)            16,000       619,000
-------------------------------------------------------------
National Grid Group PLC (Electric
  Companies)                             95,060       710,330
-------------------------------------------------------------
Vodafone AirTouch PLC
(Telecommunications-Cellular/Wireless)  159,145       740,470
-------------------------------------------------------------
Vodafone AirTouch PLC-ADR
  (Telecommunications-
  Cellular/Wireless)                     17,750       850,891
-------------------------------------------------------------
                                                    5,371,619
-------------------------------------------------------------
    Total Foreign Stocks (Cost
      $13,333,929)                                 22,155,876
-------------------------------------------------------------

MONEY MARKET FUNDS-3.99%

STIC Liquid Assets Portfolio(b)         899,465       899,465
-------------------------------------------------------------
STIC Prime Portfolio(b)                 899,465       899,465
-------------------------------------------------------------
    Total Money Market Funds (Cost
      $1,798,930)                                   1,798,930
-------------------------------------------------------------
TOTAL INVESTMENTS-99.93%                           45,091,272
-------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.07%                    33,185
-------------------------------------------------------------
NET ASSETS-100.00%                                $45,124,457
=============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
Pfd.  - Preferred

Notes to Schedule of Investments:

(a)Non-income producing security.

(b)The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999


ASSETS:

Investments, at market value (cost $28,619,494)  $45,091,272
------------------------------------------------------------
Foreign currencies, at value (cost $147)                 149
------------------------------------------------------------
Receivables for:
  Investments sold                                   782,960
------------------------------------------------------------
  Fund shares sold                                    46,900
------------------------------------------------------------
  Dividends and interest                              97,266
------------------------------------------------------------
Other assets                                          17,376
------------------------------------------------------------
    Total assets                                 $46,035,923
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                              654,250
------------------------------------------------------------
  Fund shares reacquired                              62,156
------------------------------------------------------------
Accrued advisory fees                                 35,467
------------------------------------------------------------
Accrued administrative services fees                   4,110
------------------------------------------------------------
Accrued distribution fees                             31,525
------------------------------------------------------------
Accrued transfer agent fees                           17,285
------------------------------------------------------------
Accrued trustees' fees                                 1,923
------------------------------------------------------------
Accrued operating expenses                           104,750
------------------------------------------------------------
    Total liabilities                                911,466
------------------------------------------------------------
Net assets applicable to shares outstanding      $45,124,457
============================================================

NET ASSETS:

Class A                                          $19,957,501
============================================================
Class B                                          $25,134,053
============================================================
Class C                                          $    15,553
============================================================
Advisor Class                                    $    17,350
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            1,222,309
============================================================
Class B                                            1,576,927
============================================================
Class C                                                  976
============================================================
Advisor Class                                          1,042
============================================================
Class A:
  Net asset value and redemption price per
    share                                        $     16.33
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $16.33 / 95.25%)         $     17.14
============================================================
Class B:
  Net asset value and offering price per share   $     15.94
============================================================
Class C:
  Net asset value and offering price per share   $     15.94
============================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                              $     16.65
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999


INVESTMENT INCOME:

Dividends (net of $56,941 foreign withholding
  tax)                                           $   945,552
------------------------------------------------------------
Interest                                             189,760
------------------------------------------------------------
Securities lending                                    24,031
------------------------------------------------------------
    Total investment income                        1,159,343
============================================================

EXPENSES:

Advisory and administrative fees                     542,222
------------------------------------------------------------
Accounting services fees                              25,171
------------------------------------------------------------
Custodian fees                                        23,054
------------------------------------------------------------
Distribution fees -- Class A                         108,405
------------------------------------------------------------
Distribution fees -- Class B                         283,904
------------------------------------------------------------
Distribution fees -- Class C                              70
------------------------------------------------------------
Printing fees                                         85,468
------------------------------------------------------------
Professional fees                                     89,512
------------------------------------------------------------
Trustees' fees                                        10,382
------------------------------------------------------------
Transfer agent fees -- Class A                        59,181
------------------------------------------------------------
Transfer agent fees -- Class B                        80,806
------------------------------------------------------------
Transfer agent fees -- Class C                            20
------------------------------------------------------------
Transfer agent fees -- Advisor                         2,504
------------------------------------------------------------
Other                                                 38,488
------------------------------------------------------------
    Total expenses                                 1,349,187
------------------------------------------------------------
Less: Expenses paid indirectly                          (559)
------------------------------------------------------------
    Fees waived by advisor                          (123,428)
------------------------------------------------------------
    Net expenses                                   1,225,200
------------------------------------------------------------
Net investment income (loss)                         (65,857)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  AND FORWARD CONTRACTS:

Net realized gain (loss) from:
  Investment securities                            5,973,179
------------------------------------------------------------
  Foreign currencies                                 (57,640)
------------------------------------------------------------
  Forward contracts                                 (354,572)
------------------------------------------------------------
                                                   5,560,967
------------------------------------------------------------
Change in net unrealized appreciation of:
  Investment securities                            5,616,936
------------------------------------------------------------
  Foreign currencies                                  21,529
------------------------------------------------------------
  Forward contracts                                  354,572
------------------------------------------------------------
                                                   5,993,037
------------------------------------------------------------
  Net gain from investment securities, foreign
    currencies, and forward contracts             11,554,004
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                     $11,488,147
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                  1999            1998
                                                              ------------    ------------

OPERATIONS:

  Net investment income (loss)                                $    (65,857)   $    244,486
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, and forward contracts                            5,560,967       4,856,101
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, and forward
    contracts                                                    5,993,037      (8,253,926)
------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                11,488,147      (3,153,339)
------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                          (90,183)             --
------------------------------------------------------------------------------------------
  Advisor Class                                                    (56,937)             --
------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (1,403,586)       (275,162)
------------------------------------------------------------------------------------------
  Class B                                                       (1,925,203)       (454,982)
------------------------------------------------------------------------------------------
  Advisor Class                                                   (392,100)        (39,917)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (6,581,799)    (13,535,979)
------------------------------------------------------------------------------------------
  Class B                                                      (11,163,548)    (22,658,418)
------------------------------------------------------------------------------------------
  Class C                                                           14,334              --
------------------------------------------------------------------------------------------
  Advisor Class                                                 (7,642,305)      4,976,375
------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (17,753,180)    (35,141,422)
------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                           62,877,637      98,019,059
------------------------------------------------------------------------------------------
  End of period                                               $ 45,124,457    $ 62,877,637
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 22,848,512    $ 47,321,830
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                            --         147,120
------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, and forward contracts        5,806,741       4,932,520
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, and forward contracts                           16,469,204      10,476,167
------------------------------------------------------------------------------------------
                                                              $ 45,124,457    $ 62,877,637
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Infrastructure Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of four different classes of shares:
Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is long-term growth of capital. The Fund invests substantially all of its investable assets in Global Infrastructure Portfolio (the "Portfolio"). The Portfolio is organized as a Delaware business trust which is registered under the 1940 Act as an open-end management investment company.
  The Portfolio has investment objectives, policies and limitations substantially identical to those of the Fund. Therefore, the financial statements of the Fund and Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through October 31, 1999, all of the shares of beneficial interest of the Portfolio were owned by either the Fund or INVESCO (NY) Asset Management, Inc., which has a nominal ($100) investment in the Portfolio.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund and the Portfolio in the preparation of its financial statements.

A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE"). Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
     On October 31, 1999, undistributed net investment income was increased by $65,857, undistributed net realized gains decreased by $965,857 and paid-in capital increased by $900,000 as a result of differing book/tax treatment of foreign currency transactions, equalization credits and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Futures Contracts--The Portfolio may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Portfolio's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
E. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Portfolio may enter into a foreign currency contract to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between currencies. The Portfolio may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Portfolio could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Expenses--Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.
H. Foreign Securities--There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.
     In addition, the Portfolio's policy of concentrating its investments in companies in the infrastructure industry subjects the Portfolio to greater risk than a fund that is more diversified.
I. Indexed Securities--The Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's and the Portfolio's investment manager and administrator. The Fund pays AIM administration fees at an annualized rate of 0.25% of the Fund's average daily net assets. The Portfolio pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Portfolio's average daily net assets, plus 0.70% on the next $500 million of the Portfolio's average daily net assets, plus 0.675% on the next $500 million of the Portfolio's average daily net assets, plus 0.65% on the Portfolio's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual rate of 2.00%, 2.50%, 2.50% and 1.50% of the average daily net assets of the Fund's Class A, Class B, Class C and Advisor Class shares, respectively. During the year ended October 31, 1999, AIM waived fees of $123,428.
  Effective July 1, 1999, the Trust entered into a master administrative services agreement with AIM, replacing the prior pricing and accounting agreement. The Fund, pursuant to the master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund and the Portfolio. Prior to July 1, 1999, AIM was the pricing and accounting agent for the Fund and the Portfolio. The monthly fee for these services paid to AIM was a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate was derived based on the aggregate net assets of the funds which comprised the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee was calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets. For the year ended October 31, 1999, AIM was paid $25,171 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 1999, AFS was paid $112,334 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $108,405, 283,904 and $70, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $3,065 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $0 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in custodian fees of $559 under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $559 during the year ended October 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the Fund, along with certain other funds advised and/or administered by AIM, had a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allowed the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000.

NOTE 5-PORTFOLIO SECURITIES LOANED

At October 31, 1999, securities with an aggregate value of $1,699,825 were on loan to brokers. The loans were secured by cash collateral of $1,733,821 received by the Portfolio. For the year ended October 31, 1999, the Portfolio received fees of $24,031 for securities lending.
  For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 6-INVESTMENT SECURITIES

  The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Portfolio during the year ended October 31, 1999 was $25,277,982 and $50,642,469, respectively. The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                        $ 17,098,924
---------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities        (627,146)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $ 16,471,778
=========================================================
Investments have the same cost for the tax and financial
  statement purposes.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                     OCTOBER 31, 1999                 OCTOBER 31, 1998
                                                              ------------------------------   ------------------------------
                                                                 SHARES          AMOUNT           SHARES          AMOUNT
                                                              ------------   ---------------   ------------   ---------------
Sold:
  Class A                                                          162,299   $     2,474,900        127,344   $     1,959,159
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                           80,398         1,180,744        378,526         5,629,835
-----------------------------------------------------------------------------------------------------------------------------
  Class C *                                                            976            14,334             --                --
-----------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                     29,602           453,399        454,559         7,054,949
-----------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                          102,312         1,428,280         16,842           254,490
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                          126,907         1,737,353         24,629           365,775
-----------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                     32,402           459,131          2,594            39,803
-----------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                         (701,304)      (10,484,979)    (1,036,046)      (15,749,628)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                         (963,484)      (14,081,645)    (1,949,017)      (28,654,028)
-----------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                   (544,836)       (8,554,835)      (139,981)       (2,118,377)
-----------------------------------------------------------------------------------------------------------------------------
                                                                (1,674,728)  $   (25,373,318)    (2,120,550)  $   (31,218,022)
=============================================================================================================================

* Class C shares commenced sales on March 1, 1999.

NOTE 8-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                      CLASS A
                                                                ---------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                                ---------------------------------------------------
                                                                 1999      1998(a)    1997(a)    1996(a)     1995
                                                                -------    -------    -------    -------    -------
Net asset value, beginning of period                            $14.18     $15.01     $14.42     $12.11     $ 12.47
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      --       0.07(b)   (0.01)     (0.03)      (0.03)(c)
-------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments          3.07      (0.79)      1.32       2.34       (0.33)
-------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment operations            3.07      (0.72)      1.31       2.31       (0.36)
-------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income                                     (0.07)        --         --         --          --
-------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments                          (0.85)     (0.11)     (0.72)        --          --
-------------------------------------------------------------------------------------------------------------------
    Total distributions                                          (0.92)     (0.11)     (0.72)        --          --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $16.33     $14.18     $15.01     $14.42     $ 12.11
===================================================================================================================
Total return(d)                                                  22.72%     (4.82)%     9.38%     19.08%      (2.89)%
===================================================================================================================
Ratios and supplemental data:
Net assets, end of period (in 000's)                            $19,958    $23,531    $38,281    $38,397    $36,241
===================================================================================================================
Ratio of net investment income (loss) to average net assets:
  With fee waivers                                                0.09%(e)   0.52%     (0.09)%    (0.19)%     (0.32)%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            (0.13)%(e)   0.28%    (0.17)%    (0.30)%     (0.58)%
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers                                                2.00%(e)   1.99%      2.00%      2.14%       2.36%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.22%(e)   2.23%      2.08%      2.25%       2.62%
===================================================================================================================
Portfolio turnover rate                                             49%        96%        41%        41%         45%
===================================================================================================================

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Before reimbursement the net investment income per share would have been reduced by $0.03.
(c) Before reimbursement the net investment income per share would have been reduced by $0.03.
(d) Total return does not include sales charges and is not annualized for periods less than one year.
(e)  Ratios are based on average net assets of $21,681,105.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                         CLASS B
                                                              -------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------------
                                                               1999(a)       1998(a)      1997(a)      1996(a)       1995
                                                              ---------      -------      -------      -------      -------
Net asset value, beginning of period                           $ 13.87       $14.75       $14.24       $12.03       $ 12.45
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.06)          --(b)     (0.09)       (0.09)        (0.09)(c)
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments          2.98        (0.77)        1.32         2.30         (0.33)
---------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment operations            2.92        (0.77)        1.23         2.21         (0.42)
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net realized gain on investments                          (0.85)       (0.11)       (0.72)          --            --
---------------------------------------------------------------------------------------------------------------------------
    Total distributions                                          (0.85)       (0.11)       (0.72)          --            --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 15.94       $13.87       $14.75       $14.24       $ 12.03
===========================================================================================================================
Total return(d)                                                  22.03%       (5.31)%       8.83%       18.37%        (3.37)%
===========================================================================================================================
Ratios and supplemental data:

Net assets, end of period (in 000's)                           $25,134       $32,349      $57,199      $53,678      $50,181
===========================================================================================================================
Ratio of net investment income (loss) to average net assets:
  With fee waivers                                               (0.41)%(e)    0.02%       (0.59)%      (0.69)%       (0.82)%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            (0.63)%(e)   (0.22)%      (0.67)%      (0.80)%       (1.08)%
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers                                                2.50%(e)     2.49%        2.50%        2.64%         2.86%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.72%(e)     2.73%        2.58%        2.75%         3.12%
===========================================================================================================================
Portfolio turnover rate                                             49%          96%          41%          41%           45%
===========================================================================================================================

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Before reimbursement the net investment income per share would have been reduced by $0.03.
(c) Before reimbursement the net investment income per share would have been reduced by $0.03.
(d) Total return does not include sales charges and is not annualized for periods less than one year.
(e)  Ratios are based on average net assets of $28,390,371.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                      CLASS C                      ADVISOR CLASS
                                                   -------------    --------------------------------------------
                                                   MARCH 1, 1999                                                    JUNE 1, 1995
                                                        TO                     YEAR ENDED OCTOBER 31,                    TO
                                                    OCTOBER 31,     --------------------------------------------    OCTOBER 31,
                                                      1999(a)         1999(a)      1998(a)    1997(a)    1996(a)        1995
                                                   -------------    -----------    -------    -------    -------    ------------
Net asset value, beginning of period                  $13.99          $14.46       $15.23     $14.52     $12.14        $12.00
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.03)           0.05         0.16(b)    0.05       0.04          0.02(c)
--------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments                                         1.98            3.15        (0.82)      1.38       2.34          0.12
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment
      operations                                        1.95            3.20        (0.66)      1.43       2.38          0.14
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income                              --           (0.16)          --         --         --            --
--------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments                   --           (0.85)       (0.11)     (0.72)        --            --
--------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                   --           (1.01)       (0.11)     (0.72)        --            --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $15.94          $16.65       $14.46     $15.23     $14.52        $12.14
================================================================================================================================
Total return(d)                                        13.94%          23.29%       (4.35)%    10.10%     19.60%         1.17%
================================================================================================================================
Ratios and supplemental data:

Net assets, end of period (in 000's)                  $   16          $   17       $6,997     $2,539     $  344        $  216
================================================================================================================================
Ratio of net investment income (loss) to average
  net assets:
  With fee waivers                                     (0.41)%(e)       0.59%(f)     1.02%      0.41%      0.31%         0.18%(g)
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                  (0.63)%(e)       0.37%(f)     0.78%      0.33%      0.20%        (0.08)%(g)
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers                                      2.50%(e)        1.50%(f)     1.49%      1.50%      1.64%         1.86%(g)
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                   2.72%(e)        1.72%(f)     1.73%      1.58%      1.75%         2.12%(g)
================================================================================================================================
Portfolio turnover rate                                   49%             49%          96%        41%        41%           45%
================================================================================================================================

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Before reimbursement the net investment income per share would have been reduced by $0.04.
(c) Before reimbursement the net investment income per share would have been reduced by $0.02.
(d) Total return does not include sales charges and is not annualized for periods less than one year.
(e)  Ratios are annualized and based on average net assets of $10,439.
(f)  Ratios are based on average net assets of $5,431,028.
(g)  Annualized.

NOTE 9-SUBSEQUENT EVENT

On November 3, 1999, the Board of Trustees approved the conversion of Advisor Class Shares into Class A Shares. The proposed effective date of this conversion is February 11, 2000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Global Resources Fund and Board of Trustees of AIM Investment Funds:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Resources Fund -- at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                  /s/ PRICEWATERHOUSECOOPERS LLP
                                                      PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       December 23, 1999

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                    MARKET
                                        SHARES       VALUE
DOMESTIC COMMON STOCKS & OTHER EQUITY
INTERESTS-48.79%

ALUMINUM-2.55%

Reynolds Metals Co.                      15,200   $   918,650
-------------------------------------------------------------

CHEMICALS-1.64%

Du Pont (E.I.) de Nemours & Co.           4,669       300,838
-------------------------------------------------------------
Solutia, Inc.                            16,800       288,750
-------------------------------------------------------------
                                                      589,588
-------------------------------------------------------------

CONTAINERS & PACKAGING (PAPER)-3.21%

Gaylord Container Corp.-Class A(a)       64,500       362,812
-------------------------------------------------------------
Smurfit-Stone Container Corp.(a)         14,300       309,237
-------------------------------------------------------------
Temple-Inland, Inc.                       8,300       482,437
-------------------------------------------------------------
                                                    1,154,486
-------------------------------------------------------------

GOLD & PRECIOUS METALS MINING-1.54%

Stillwater Mining Co.(a)                 27,550       554,444
-------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.88%

USEC Inc.                                34,800       315,375
-------------------------------------------------------------

METALS MINING-1.05%

Freeport-McMoRan Copper & Gold,
  Inc.-Class B(a)                        22,700       378,806
-------------------------------------------------------------

NATURAL GAS-1.44%

Enron Corp.                              13,000       519,187
-------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-8.81%

Baker Hughes, Inc.                       12,700       354,806
-------------------------------------------------------------
BJ Services Co.(a)                       16,600       569,587
-------------------------------------------------------------
Cooper Cameron Corp.(a)                  10,300       398,481
-------------------------------------------------------------
ENSCO International, Inc.                29,300       567,688
-------------------------------------------------------------
Oceaneering International, Inc.(a)       20,500       278,031
-------------------------------------------------------------
RPC, Inc.                                 7,200        49,950
-------------------------------------------------------------
Schlumberger Ltd.                         7,500       454,219
-------------------------------------------------------------
Smith International, Inc.(a)             10,500       362,906
-------------------------------------------------------------
Veritas DGC, Inc.(a)                      9,700       136,406
-------------------------------------------------------------
                                                    3,172,074
-------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-9.28%

Apache Corp.                             11,700       456,300
-------------------------------------------------------------
Barrett Resources Corp.(a)               20,600       691,388
-------------------------------------------------------------
Devon Energy Corp.                       19,700       765,838
-------------------------------------------------------------
Triton Energy Ltd.(a)                    33,900       561,469
-------------------------------------------------------------
Union Pacific Resources Group, Inc.      24,700       358,150
-------------------------------------------------------------
Vastar Resources, Inc.                    8,600       507,938
-------------------------------------------------------------
                                                    3,341,083
-------------------------------------------------------------

OIL (DOMESTIC INTEGRATED)-7.36%

Amerada Hess Corp.                        8,300       476,213
-------------------------------------------------------------

                                                    MARKET
                                        SHARES       VALUE

OIL (DOMESTIC INTEGRATED)-(CONTINUED)

Atlantic Richfield Co.                    9,000   $   838,688
-------------------------------------------------------------
Conoco, Inc.-Class B                     28,326       768,343
-------------------------------------------------------------
USX-Marathon Group                       19,400       565,025
-------------------------------------------------------------
                                                    2,648,269
-------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-4.52%

Chevron Corp.                             4,200       383,513
-------------------------------------------------------------
Exxon Corp.                               4,100       303,656
-------------------------------------------------------------
Mobil Corp.                               5,600       540,400
-------------------------------------------------------------
Texaco, Inc.                              6,500       398,938
-------------------------------------------------------------
                                                    1,626,507
-------------------------------------------------------------

PAPER & FOREST PRODUCTS-6.51%

Boise Cascade Corp.                      10,800       384,750
-------------------------------------------------------------
Georgia-Pacific Group                    14,900       591,344
-------------------------------------------------------------
International Paper Co.                   5,200       273,650
-------------------------------------------------------------
Weyerhaeuser Co.                         11,600       692,375
-------------------------------------------------------------
Willamette Industries, Inc.               9,700       403,156
-------------------------------------------------------------
                                                    2,345,275
-------------------------------------------------------------
    Total Domestic Common Stocks &
      Other Equity Interests (Cost
      $18,488,926)                                 17,563,744
-------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
   INTERESTS-46.29%

BELGIUM-1.30%

Solvay S.A. (Chemicals-Diversified)       6,100       468,157
-------------------------------------------------------------

CANADA-20.80%

Alliance Forest Products Inc. (Paper &
  Forest Products)(a)                    40,200       457,346
-------------------------------------------------------------
Anderson Exploration Ltd. (Oil &
  Gas-Exploration & Production)(a)       42,900       552,166
-------------------------------------------------------------
Berkley Petroleum Corp. (Oil &
  Gas-Exploration & Production)(a)       74,200       655,165
-------------------------------------------------------------
Cameco Corp. (Metals Mining)             21,400       361,197
-------------------------------------------------------------
Canadian Occidental Petroleum Ltd.
  (Oil & Gas- Exploration &
  Production)                            23,700       463,601
-------------------------------------------------------------
Cominco Ltd. (Metals Mining)             59,100     1,043,673
-------------------------------------------------------------
EdperBrascan Corp.-Class A
  (Conglomerates)                        27,819       373,175
-------------------------------------------------------------
Inco Ltd. (Metals Mining)(a)             61,200     1,230,401
-------------------------------------------------------------
Nexfor Inc. (Paper & Forest Products)    94,100       476,156
-------------------------------------------------------------
NOVA Chemicals Corp. (Natural Gas)       16,900       332,307
-------------------------------------------------------------
Placer Dome, Inc. (Gold & Precious
  Metals Mining)                         29,700       360,113
-------------------------------------------------------------
Precision Drilling Corp. (Oil &
  Gas-Drilling & Equipment)(a)           29,100       674,756
-------------------------------------------------------------

                                                    MARKET
                                        SHARES       VALUE
CANADA-(CONTINUED)

Suncor Energy, Inc. (Oil-International
Integrated)                              13,200   $   507,451
-------------------------------------------------------------
                                                    7,487,507
-------------------------------------------------------------

FRANCE-8.61%

Air Liquide S.A. (Chemicals-Specialty)    3,600       554,851
-------------------------------------------------------------
Total Fina S.A.-ADR (Oil-International
  Integrated)                            29,823     1,988,826
-------------------------------------------------------------
Bouygues Offshore S.A. (Oil &
  Gas-Drilling & Equipment)              29,200       554,800
-------------------------------------------------------------
                                                    3,098,477
-------------------------------------------------------------

GERMANY-2.49%

BASF A.G. (Chemicals-Diversified)         9,900       445,254
-------------------------------------------------------------
Bayer A.G. (Chemicals)                   11,000       450,172
-------------------------------------------------------------
                                                      895,426
-------------------------------------------------------------

IRELAND-1.18%

Jefferson Smurfit Group PLC-ADR
  (Containers & Packaging-Paper)         16,500       424,875
-------------------------------------------------------------

ITALY-2.10%

ENI S.p.A-ADR (Oil-International
  Integrated)                            12,900       757,875
-------------------------------------------------------------

NETHERLANDS-2.40%

Royal Dutch Petroleum Co.-New York
  Shares-ADR (Oil-International
  Integrated)                            14,400       863,100
-------------------------------------------------------------

NORWAY-0.93%

Petroleum Geo-Services ASA-ADR (Oil &
  Gas- Drilling & Equipment)(a)          23,000       336,375
-------------------------------------------------------------

                                                    MARKET
                                        SHARES       VALUE
SOUTH KOREA-1.86%

Pohang Iron & Steel Co. Ltd.-ADR (Iron
  & Steel)                               20,100   $   670,838
-------------------------------------------------------------

UNITED KINGDOM-4.62%

Corus Group PLC-ADR (Iron & Steel)       20,700       399,769
-------------------------------------------------------------
Enterprise Oil PLC (Oil &
  Gas-Exploration & Production)          60,000       427,137
-------------------------------------------------------------
Rio Tinto PLC (Metals Mining)            48,800       835,216
-------------------------------------------------------------
                                                    1,662,122
-------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $14,792,259)                                 16,664,752
-------------------------------------------------------------

MONEY MARKET FUNDS-3.96%

STIC Liquid Assets Portfolio(b)         713,041       713,041
-------------------------------------------------------------
STIC Prime Portfolio(b)                 713,041       713,041
-------------------------------------------------------------
    Total Money Market Funds (Cost
      $1,426,082)                                   1,426,082
-------------------------------------------------------------
TOTAL INVESTMENTS-99.04%                           35,654,578
-------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.96%                   343,910
-------------------------------------------------------------
NET ASSETS-100.00%                                $35,998,488
-------------------------------------------------------------

Investment Abbreviation:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)Non-income producing security.

(b)The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999


ASSETS:

Investments, at value (cost $34,707,267)         $35,654,578
------------------------------------------------------------
Receivables for:
  Investments sold                                   635,103
------------------------------------------------------------
  Fund shares sold                                     5,388
------------------------------------------------------------
  Dividends and interest                              29,032
------------------------------------------------------------
Other assets                                          17,888
------------------------------------------------------------
    Total assets                                  36,341,989
------------------------------------------------------------

LIABILITIES:

Payables for fund shares reacquired                  278,037
------------------------------------------------------------
Accrued distribution fees                              7,803
------------------------------------------------------------
Accrued administrative services fees                   4,247
------------------------------------------------------------
Accrued transfer agent fees                           13,594
------------------------------------------------------------
Accrued trustees' fees                                 4,451
------------------------------------------------------------
Accrued operating expenses                            35,369
------------------------------------------------------------
    Total liabilities                                343,501
------------------------------------------------------------
Net assets applicable to shares outstanding      $35,998,488
============================================================

NET ASSETS:

Class A                                          $15,664,324
============================================================
Class B                                          $20,018,869
============================================================
Class C                                          $    40,559
============================================================
Advisor Class                                    $   274,736
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            1,292,031
============================================================
Class B                                            1,691,309
============================================================
Class C                                                3,427
============================================================
Advisor Class                                         22,293
============================================================

Class A:
  Net asset value and redemption price per
    share                                        $     12.12
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.12 divided by
      95.25%)                                    $     12.72
============================================================
Class B:
  Net asset value and offering price per share   $     11.84
============================================================
Class C:
  Net asset value and offering price per share   $     11.84
============================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                              $     12.32
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999


INVESTMENT INCOME:

Dividends (net of $48,007 foreign withholding
  tax)                                           $   873,103
------------------------------------------------------------
Interest                                              97,061
------------------------------------------------------------
Securities lending                                    20,468
------------------------------------------------------------
    Total investment income                          990,632
------------------------------------------------------------

EXPENSES:

Advisory and administrative fees                     439,387
------------------------------------------------------------
Accounting services fees                              24,486
------------------------------------------------------------
Custodian fees                                        13,573
------------------------------------------------------------
Distribution fees -- Class A                          86,740
------------------------------------------------------------
Distribution fees -- Class B                         239,305
------------------------------------------------------------
Distribution fees -- Class C                             406
------------------------------------------------------------
Printing fees                                        101,444
------------------------------------------------------------
Trustees' fees                                        11,563
------------------------------------------------------------
Transfer agent fees -- Class A                        62,751
------------------------------------------------------------
Transfer agent fees -- Class B                        86,561
------------------------------------------------------------
Transfer agent fees -- Class C                           147
------------------------------------------------------------
Transfer agent fees -- Advisor                        13,940
------------------------------------------------------------
Other                                                 61,392
------------------------------------------------------------
    Total expenses                                 1,141,695
------------------------------------------------------------
Less: Expenses paid indirectly                          (278)
------------------------------------------------------------
    Fees waived by advisor                          (135,288)
------------------------------------------------------------
    Net expenses                                   1,006,129
------------------------------------------------------------
Net investment income (loss)                         (15,497)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                           (1,213,755)
------------------------------------------------------------
  Foreign currencies                                   3,341
------------------------------------------------------------
                                                  (1,210,414)
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            5,873,629
------------------------------------------------------------
  Foreign currencies                                    (112)
------------------------------------------------------------
                                                   5,873,517
------------------------------------------------------------
  Net gain from investment securities and
    foreign currencies                             4,663,103
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                     $ 4,647,606
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                  1999            1998
                                                              ------------    -------------
OPERATIONS:

  Net investment income (loss)                                $    (15,497)   $    (912,829)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (1,210,414)     (21,878,975)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 5,873,517      (39,191,661)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                 4,647,606      (61,983,465)
-------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:

  Class A                                                               --         (602,063)
-------------------------------------------------------------------------------------------
  Class B                                                               --         (769,604)
-------------------------------------------------------------------------------------------
  Advisor Class                                                         --          (57,919)
-------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:

  Class A                                                               --       (1,584,312)
-------------------------------------------------------------------------------------------
  Class B                                                               --       (2,025,190)
-------------------------------------------------------------------------------------------
  Advisor Class                                                         --         (152,412)
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (5,463,882)     (23,633,558)
-------------------------------------------------------------------------------------------
  Class B                                                      (11,256,193)     (21,986,110)
-------------------------------------------------------------------------------------------
  Class C                                                           43,424               --
-------------------------------------------------------------------------------------------
  Advisor Class                                                 (5,519,490)      (5,331,917)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (17,548,535)    (118,126,550)
-------------------------------------------------------------------------------------------

Net assets:

  Beginning of period                                           53,547,023      171,673,573
-------------------------------------------------------------------------------------------
  End of period                                               $ 35,998,488    $  53,547,023
===========================================================================================

Net assets consist of:

  Shares of beneficial interest                               $ 58,323,182    $  80,825,848
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (23,271,715)     (22,352,329)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                              947,021       (4,926,496)
-------------------------------------------------------------------------------------------
                                                              $ 35,998,488    $  53,547,023
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Resources Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of four different classes of shares:
Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is long-term growth of capital. The Fund invests substantially all of its investable assets in Global Resources Portfolio (the "Portfolio"). The Portfolio is organized as a Delaware business trust which is registered under the 1940 Act as an open-end management investment company.
  The Portfolio has investment objectives, policies and limitations substantially identical to those of the Fund. Therefore, the financial statements of the Fund and Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through October 31, 1999, all of the shares of beneficial interest of the Portfolio were owned by either the Fund or INVESCO (NY) Asset Management, Inc., which has a nominal ($100) investment in the Portfolio.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund and the Portfolio in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
      Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
      On October 31, 1999, undistributed net investment income was increased by $15,497, undistributed net realized gains increased by $291,028 and paid-in capital decreased by $306,525 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income

     (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $23,240,307 as of October 31, 1999 which may be carried forward to offset future taxable gains, if any, and expires in varying increments, if not previously utilized, through the year 2007.
D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Portfolio may enter into a foreign currency contract to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between currencies. The Portfolio may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Portfolio could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
F. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.
G. Foreign Securities -- There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.
       In addition, the Portfolio's policy of concentrating its investments in companies in the natural resources industry subjects the Portfolio to greater risk than a fund that is more diversified.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's and the Portfolio's investment manager and administrator. INVESCO Asset Management Limited is the Fund's and the Portfolio's subadvisor. The Fund pays AIM administration fees at an annualized rate of 0.25% of the Fund's average daily net assets. The Portfolio pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Portfolio's average daily net assets, plus 0.70% on the next $500 million of the Portfolio's average daily net assets, plus 0.675% on the next $500 million of the Portfolio's average daily net assets, plus 0.65% on the Portfolio's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual rate of 2.00%, 2.50%, 2.50% and 1.50% of the average daily net assets of the Fund's Class A, Class B, Class C and Advisor Class shares, respectively. During the year ended October 31, 1999, AIM waived fees of $135,288.
  Effective July 1, 1999, the Trust entered into a master administrative services agreement with AIM, replacing the prior pricing and accounting agreement. The Fund, pursuant to the master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund and the Portfolio. Prior to July 1, 1999, AIM was the pricing and accounting agent for the Fund and the Portfolio. The monthly fee for these services paid to AIM was a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate was derived based on the aggregate net assets of the funds which comprised the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee was calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets. For the year ended October 31, 1999, AIM was paid $24,486 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 1999, AFS was paid $160,230 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $86,740, $239,305 and $406, respectively, as compensation under the Plans.

  AIM Distributors received commissions of $10,174 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $0 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in custodian fees of $278 under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $278 during the year ended October 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the Fund, along with certain other funds advised and/or administered by AIM, had a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allowed the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000.
  During the year ended October 31, 1999, the average outstanding daily balance of bank loans for the Fund was $2,101 with a weighted average interest rate of 5.5%. Interest expense for the Fund for the year ended October 31, 1999 was $116.

NOTE 5-PORTFOLIO SECURITIES LOANED

At October 31, 1999, securities with an aggregate value of $2,312,119 were on loan to brokers. The loans were secured by cash collateral of $2,358,361 received by the Portfolio. For the year ended October 31, 1999, the Portfolio received fees of $20,468 for securities lending.
  For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Portfolio during the year ended October 31, 1999 was $54,131,709 and $75,745,779, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                           $ 3,714,231
-----------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities        (2,798,328)
-----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                    $   915,903
===========================================================
Cost of investments for tax purposes is $34,738,675

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                        1999                         1998
                                                              -------------------------   --------------------------
                                                                SHARES        AMOUNT        SHARES         AMOUNT
                                                              ----------   ------------   -----------   ------------
Sold:
  Class A                                                      1,483,872   $ 16,786,501    11,040,421   $157,454,416
--------------------------------------------------------------------------------------------------------------------
  Class B                                                        623,453      7,240,416     1,539,841     23,469,862
--------------------------------------------------------------------------------------------------------------------
  Class C*                                                        10,161        124,881            --             --
--------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                   40,141        464,770     1,211,598     19,441,802
--------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                             --             --       107,234      1,988,098
--------------------------------------------------------------------------------------------------------------------
  Class B                                                             --             --       132,618      2,421,607
--------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                       --             --        11,203        209,263
--------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (1,968,466)   (22,250,382)  (12,759,254)  (183,076,072)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,629,584)   (18,496,610)   (3,237,031)   (47,877,579)
--------------------------------------------------------------------------------------------------------------------
  Class C*                                                        (6,734)       (81,457)           --             --
--------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                 (477,178)    (5,984,260)   (1,479,078)   (24,982,982)
--------------------------------------------------------------------------------------------------------------------
                                                              (1,924,335)  $(22,196,141)   (3,432,448)  $(50,951,585)
====================================================================================================================

 * Class C shares commenced sales on March 1, 1999.

NOTE 8-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                    CLASS A
                                                              ---------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------
                                                              1999(a)    1998(a)    1997(a)    1996(a)     1995
                                                              -------    -------    -------    -------    -------
Net asset value, beginning of period                          $ 10.95    $ 20.65    $ 17.43    $ 11.44    $ 12.41
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.02      (0.11)(b)  (0.25)     (0.24)      0.04(c)
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments         1.15      (8.91)      4.08       6.28      (0.98)
-----------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment operations           1.17      (9.02)      3.83       6.04      (0.94)
-----------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income                                       --      (0.19)        --      (0.04)     (0.03)
-----------------------------------------------------------------------------------------------------------------
  From net realized gain on investments                            --      (0.49)     (0.61)     (0.01)        --
-----------------------------------------------------------------------------------------------------------------
    Total distributions                                            --      (0.68)     (0.61)     (0.05)     (0.03)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 12.12    $ 10.95    $ 20.65    $ 17.43    $ 11.44
=================================================================================================================
Total return(d)                                                 10.68%    (45.02)%    22.64%     53.04%     (7.58)%
=================================================================================================================
Ratios and supplemental data:
Net assets, end of period (in 000's)                          $15,664    $19,463    $69,975    $48,729    $12,598
=================================================================================================================
Ratio of net investment income (loss) to average net assets:
  With fee waivers                                               0.19%(e)   0.75)%    (1.41)%    (1.55)%     0.41%
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           (0.11)%(e) (1.06)%    (1.51)%    (1.65)%    (0.69)%
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.00%(e)   1.98%      2.03%      2.20%      2.37%
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.30%(e)   2.29%      2.13%      2.30%      3.47%
=================================================================================================================
Portfolio turnover rate                                           123%       201%       321%        94%        87%
=================================================================================================================

(a) These selected per share data were calculated based upon average shares outstanding during the period.
(b) Before reimbursement the net investment loss per share would have been increased by $0.04.
(c) Before reimbursement the net investment income (loss) per share would have been reduced (increased) by $0.14.
(d) Total return does not include sales charges and is not annualized for periods less than one year.
(e) Ratios are based on average net assets of $17,347,953.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                     CLASS B
                                                              -----------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------
                                                               1999(a)     1998(a)    1997(a)    1996(a)     1995
                                                              ---------    -------    -------    -------    -------
Net asset value, beginning of period                           $ 10.75     $ 20.37    $ 17.29    $ 11.36    $ 12.38
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.04)      (0.18)(b)  (0.33)     (0.31)     (0.02)(c)
-------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments          1.13       (8.76)      4.02       6.25      (0.98)
-------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment operations            1.09       (8.94)      3.69       5.94      (1.00)
-------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income                                        --       (0.19)        --         --      (0.02)
-------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments                             --       (0.49)     (0.61)     (0.01)        --
-------------------------------------------------------------------------------------------------------------------
    Total distributions                                             --       (0.68)     (0.61)     (0.01)     (0.02)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 11.84     $ 10.75    $ 20.37    $ 17.29    $ 11.36
===================================================================================================================
Total return(d)                                                  10.14%     (45.25)%    21.99%     52.39%     (8.05)%
===================================================================================================================
Ratios and supplemental data:
Net assets, end of period (in 000's)                           $20,019     $28,996    $86,812    $57,749    $13,978
===================================================================================================================
Ratio of net investment income (loss) to average net assets:
  With fee waivers                                               (0.31)%(e)  (1.25)%    (1.91)%    (2.05)%    (0.09)%
===================================================================================================================
  Without fee waivers                                            (0.61)%(e)  (1.56)%    (2.01)%    (2.15)%    (1.19)%
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.50%(e)    2.48%      2.53%      2.70%      2.87%
===================================================================================================================
  Without fee waivers                                             2.80%(e)    2.79%      2.63%      2.80%      3.97%
===================================================================================================================
Portfolio turnover rate                                            123%        201%       321%        94%        87%
===================================================================================================================

(a) These selected per share data were calculated based upon average shares outstanding during the period.
(b) Before reimbursement the net investment loss per share would have been increased by $0.04.
(c) Before reimbursement the net investment income (loss) per share would have been reduced (increased) by $0.13.
(d) Total return does not include sales charges and is not annualized for periods less than one year.
(e) Ratios are based on average net assets of $23,930,469.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                  CLASS C                                  ADVISOR CLASS
                                            -------------------    --------------------------------------------------------------
                                               MARCH 1, 1999                 YEAR ENDED OCTOBER 31,                JUNE 1, 1995
                                                    TO             ------------------------------------------           TO
                                            OCTOBER 31, 1999(a)     1999(a)     1998(a)    1997(a)    1996(a)    OCTOBER 31, 1995
                                            -------------------    ---------    -------    -------    -------    ----------------
Net asset value, beginning of period              $10.00            $11.08      $ 20.80    $ 17.47    $11.47          $11.45
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                     (0.03)             0.08        (0.03)(b)  (0.14)    (0.17)           0.11(c)
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
    on investments                                  1.87              1.16        (9.01)      4.08      6.28           (0.09)
---------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from
      investment operations                         1.84              1.24        (9.04)      3.94      6.11            0.02
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income                          --                --        (0.19)        --     (0.10)             --
---------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments               --                --        (0.49)     (0.61)    (0.01)             --
---------------------------------------------------------------------------------------------------------------------------------
    Total distributions                               --                --        (0.68)     (0.61)    (0.11)             --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $11.84            $12.32      $ 11.08    $ 20.80    $17.47          $11.47
=================================================================================================================================
Total return(d)                                    18.40%            11.19%      (44.79)%    23.23%    53.76%           0.17%
=================================================================================================================================
Ratios and supplemental data:
Net assets, end of period (in 000's)              $   41            $  275      $ 5,089    $14,886    $5,502          $   95
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets:
  With fee waivers                                 (0.31)%(e)         0.69%(f)    (0.25)%    (0.91)%   (1.05)%          0.91%(g)
=================================================================================================================================
  Without fee waivers                              (0.61)%(e)         0.39%(f)    (0.56)%    (1.01)%   (1.15)%         (0.19)%(g)
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                  2.50%(e)          1.50%(f)     1.48%      1.53%     1.70%           1.87%(g)
=================================================================================================================================
  Without fee waivers                               2.80%(e)          1.80%(f)     1.79%      1.63%     1.80%           2.97%(g)
=================================================================================================================================
Portfolio turnover rate                              123%              123%         201%       321%       94%             87%
=================================================================================================================================

(a) These selected per share data were calculated based upon average shares outstanding during the period.
(b) Before reimbursement the net investment loss per share would have been increased by $0.04.
(c) Before reimbursement the net investment income (loss) per share would have been reduced (increased) by $0.12.
(d) Total return does not include sales charges and is not annualized for periods less than one year.
(e) Ratios are annualized and based on average net assets of $60,471.
(f) Ratios are based on average net assets of $3,853,899.
(g) Annualized.

NOTE 9-SUBSEQUENT EVENT

On November 3, 1999, the Board of Trustees approved the conversion of Advisor Class Shares into Class A Shares. The proposed effective date of this conversion is February 11, 2000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Global Telecommunications and Technology Fund and Board of Trustees of AIM Investment
                       Funds:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Telecommunications and Technology Fund at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                 /s/ PRICEWATERHOUSECOOPERS LLP
                                                     PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       December 23, 1999

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                     SHARES          VALUE
DOMESTIC COMMON STOCKS-67.89%

BROADCASTING (TELEVISION, RADIO &
  CABLE)-2.76%

Comcast Corp.-Class A                  440,000   $   18,535,000
---------------------------------------------------------------
UnitedGlobalCom Inc.-Class A(a)        400,000       34,800,000
---------------------------------------------------------------
                                                     53,335,000
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-16.36%

Corning, Inc.                          402,000       31,607,250
---------------------------------------------------------------
General Instrument Corp.(a)            250,000       13,453,125
---------------------------------------------------------------
Harmonic, Inc.(a)                      400,000       23,750,000
---------------------------------------------------------------
JDS Uniphase Corp.(a)                  770,000      128,493,750
---------------------------------------------------------------
Lucent Technologies Inc.               400,000       25,700,000
---------------------------------------------------------------
Motorola, Inc.                         701,000       68,303,687
---------------------------------------------------------------
Tellabs, Inc.(a)                       400,000       25,300,000
---------------------------------------------------------------
                                                    316,607,812
---------------------------------------------------------------

COMPUTERS (NETWORKING)-6.16%

Cisco Systems, Inc.(a)               1,000,000       74,000,000
---------------------------------------------------------------
Exodus Communications, Inc.(a)         170,800       14,688,800
---------------------------------------------------------------
Extreme Networks, Inc.(a)              150,000       12,046,875
---------------------------------------------------------------
VeriSign, Inc.(a)                      150,000       18,525,000
---------------------------------------------------------------
                                                    119,260,675
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-2.07%

EMC Corp.(a)                           550,000       40,150,000
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-19.63%

America Online, Inc.(a)                700,400       90,833,125
---------------------------------------------------------------
Clarus Corp.(a)                        100,000        1,875,000
---------------------------------------------------------------
eBay, Inc.(a)                          520,000       70,265,000
---------------------------------------------------------------
InfoSpace.com, Inc.(a)                 194,800       10,835,750
---------------------------------------------------------------
Inktomi Corp.(a)                       291,800       29,599,462
---------------------------------------------------------------
Lycos, Inc.(a)                         350,000       18,725,000
---------------------------------------------------------------
Microsoft Corp.(a)                     650,000       60,165,625
---------------------------------------------------------------
NaviSite, Inc.(a)                       77,500        3,642,500
---------------------------------------------------------------
RealNetworks, Inc.(a)                  130,000       14,259,375
---------------------------------------------------------------
Verity, Inc.(a)                        100,000        6,887,500
---------------------------------------------------------------
VerticalNet, Inc.(a)                   150,000        8,400,000
---------------------------------------------------------------
Yahoo! Inc.(a)                         360,327       64,521,053
---------------------------------------------------------------
                                                    380,009,390
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.19%

EchoStar Communications Corp.(a)        60,000        3,712,500
---------------------------------------------------------------

ELECTRONICS (DEFENSE)-0.25%

General Motors Corp.-Class H(a)         65,000        4,732,813
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
ELECTRONICS (INSTRUMENTATION)-0.41%

Alpha Industries, Inc.(a)              145,000   $    8,011,250
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-4.07%

Broadcom Corp.-Class A(a)              230,000       29,396,875
---------------------------------------------------------------
PMC-Sierra, Inc.(a)                    380,000       35,815,000
---------------------------------------------------------------
Texas Instruments, Inc.                150,000       13,462,500
---------------------------------------------------------------
                                                     78,674,375
---------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-0.64%

GoTo.com, Inc.(a)                      216,700       12,351,900
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-2.22%

Brocade Communications Systems,
  Inc.(a)                              160,000       43,040,000
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-1.52%

Triton PCS Holdings, Inc.-Class
  A(a)                                 234,200        8,255,550
---------------------------------------------------------------
Western Wireless Corp.-Class A(a)      400,000       21,150,000
---------------------------------------------------------------
                                                     29,405,550
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-2.61%

MCI WorldCom, Inc.(a)                  500,000       42,906,250
---------------------------------------------------------------
WinStar Communications, Inc.(a)        195,000        7,568,439
---------------------------------------------------------------
                                                     50,474,689
---------------------------------------------------------------

TELEPHONE-9.00%

Bell Atlantic Corp.                    700,000       45,456,250
---------------------------------------------------------------
NTL, Inc.(a)                           626,771       47,242,883
---------------------------------------------------------------
Qwest Communications
  International, Inc.(a)             1,150,000       41,400,000
---------------------------------------------------------------
RCN Corp.(a)                           150,000        7,181,250
---------------------------------------------------------------
SBC Communications, Inc.               646,934       32,953,201
---------------------------------------------------------------
                                                    174,233,584
---------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $830,639,283)                         1,313,999,538
---------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-28.10%

AUSTRALIA-0.49%

Telstra Corp. (Telephone)(a)         2,972,900        9,538,957
---------------------------------------------------------------

CANADA-2.73%

BCE, Inc. (Telephone)                  495,425       29,813,662
---------------------------------------------------------------
Nortel Networks (Communications
  Equipment)                           371,000       22,978,812
---------------------------------------------------------------
                                                     52,792,474
---------------------------------------------------------------

FINLAND-4.12%

Nokia Oyj (Communications Equipment)   696,000       79,673,598
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
GERMANY-2.60%

Mannesmann A.G.
  (Machinery-Diversified)              320,000   $   50,330,072
---------------------------------------------------------------

HONG KONG-0.70%

China Telecom Ltd.
  (Telecommunications-
  Cellular/Wireless)(a)              3,948,000       13,493,570
---------------------------------------------------------------

IRELAND-1.02%

Esat Telecom Group PLC-ADR
  (Telecommunications-Long
  Distance)(a)                         441,300       19,748,175
---------------------------------------------------------------

JAPAN-6.72%

Kyocera Corp.
  (Electronics-Component
  Distributors)                        150,000       14,387,799
---------------------------------------------------------------
Nippon Telegraph & Telephone Corp.
  (Telecommunications-Long Distance)     2,001       30,709,318
---------------------------------------------------------------
NTT Mobile Communications Network, Inc.
  (Telecommunications-Cellular/Wireless) 2,170       57,649,105
---------------------------------------------------------------
Softbank Corp.
  (Computers-Software & Services)(a)    30,000       12,459,834
---------------------------------------------------------------
Yahoo Japan Corp.
  (Computers-Software & Services)(a)        28       14,771,474
---------------------------------------------------------------
                                                    129,977,530
---------------------------------------------------------------

NETHERLANDS-0.50%

Equant N.V.-ADR
  (Computers-Networking)(a)             54,700        5,305,900
---------------------------------------------------------------
Equant N.V.
  (Computers-Networking)(a)             45,300        4,408,353
---------------------------------------------------------------
                                                      9,714,253
---------------------------------------------------------------

RUSSIA-0.00%

Russian Telecommunications
  Development Corp.-Non-Voting
  (Telecommunications-Cellular-Wireless)
  (Acquired 12/22/93;
  Cost $4,530,000)(b)(c)               453,000                0
---------------------------------------------------------------
Russian Telecommunications
  Development Corp.-Voting
  (Telecommunications-Cellular-Wireless)
  (Acquired 12/22/93; Cost
  $3,310,000)(b)(c)                    331,000                0
---------------------------------------------------------------
                                                              0
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
SPAIN-0.90%

Telefonica S.A. (Telephone)(a)       1,058,409   $   17,415,135
---------------------------------------------------------------

SWEDEN-1.10%

Telefonaktiebolaget LM
  Ericsson-ADR (Communications
  Equipment)                           500,000       21,375,000
---------------------------------------------------------------

UNITED KINGDOM-7.22%

British Sky Broadcasting Group
  PLC (Broadcasting-Television,
  Radio & Cable)                       980,000       10,529,310
---------------------------------------------------------------
British Telecommunications PLC
  (Communications Equipment)         1,005,000       18,233,357
---------------------------------------------------------------
Orange PLC (Telephone)(a)            1,671,300       41,683,888
---------------------------------------------------------------
Vodafone AirTouch PLC
  (Telecommunications-
  Cellular/Wireless)                 7,185,000       33,430,390
---------------------------------------------------------------
Vodafone AirTouch PLC-ADR
  (Telecommunications-
  Cellular/Wireless)                   750,000       35,953,125
---------------------------------------------------------------
                                                    139,830,070
---------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $235,295,660)                                 543,888,834
---------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT
U.S. DOLLAR DENOMINATED
  CONVERTIBLE BONDS & NOTES-0.96%

TELECOMMUNICATIONS (LONG DISTANCE)-0.96%

Level 3 Communications Inc.,
  Conv. Bonds, 6.00%, 09/15/09
  (Cost $15,047,500)               $15,000,000       18,450,000
---------------------------------------------------------------

                                     SHARES
MONEY MARKET FUNDS-3.85%

STIC Liquid Assets Portfolio(d)     37,285,702       37,285,702
---------------------------------------------------------------
STIC Prime Portfolio(d)             37,285,702       37,285,702
---------------------------------------------------------------
    Total Money Market Funds
      (Cost $74,571,404)                             74,571,404
---------------------------------------------------------------
TOTAL INVESTMENTS-100.80%                         1,950,909,776
---------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(0.80%)                                    (15,433,144)
---------------------------------------------------------------
NET ASSETS-100.00%                               $1,935,476,632
===============================================================

Investment Abbreviation:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 10/31/99 was $0.
(d) The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:

Investments, at value (cost $1,155,553,847)    $1,950,909,776
-------------------------------------------------------------
Cash                                                    1,184
-------------------------------------------------------------
Foreign currencies, at value (cost
  $12,905,416)                                     13,018,879
-------------------------------------------------------------
Receivables for:
  Investments sold                                  1,997,433
-------------------------------------------------------------
  Fund shares sold                                  8,062,379
-------------------------------------------------------------
  Dividends and interest                              766,409
-------------------------------------------------------------
Other assets                                              111
-------------------------------------------------------------
    Total assets                                1,974,756,171
-------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            32,954,728
-------------------------------------------------------------
  Fund shares reacquired                            2,452,926
-------------------------------------------------------------
Accrued advisory fees                               1,463,119
-------------------------------------------------------------
Accrued administrative service fees                    14,251
-------------------------------------------------------------
Accrued distribution fees                           1,297,984
-------------------------------------------------------------
Accrued transfer agent fees                           446,518
-------------------------------------------------------------
Accrued trustees' fees                                 16,478
-------------------------------------------------------------
Accrued operating expenses                            633,535
-------------------------------------------------------------
    Total liabilities                              39,279,539
-------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING    $1,935,476,632
=============================================================

NET ASSETS:

Class A                                        $1,023,124,164
=============================================================
Class B                                        $  898,399,932
=============================================================
Class C                                        $   12,352,198
=============================================================
Advisor Class                                  $    1,600,338
=============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                            38,700,841
=============================================================
Class B                                            35,327,893
=============================================================
Class C                                               485,820
=============================================================
Advisor Class                                          58,931
=============================================================
Class A:
  Net asset value and redemption price per
    share                                      $        26.44
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $26.44 divided by
     95.25%)                                   $        27.76
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        25.43
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        25.43
=============================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                            $        27.16
=============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999

INVESTMENT INCOME:

Dividends (net of $387,393 foreign withholding
  tax)                                          $  5,147,508
------------------------------------------------------------
Interest                                           4,430,526
------------------------------------------------------------
Securities lending                                 1,219,467
------------------------------------------------------------
    Total investment income                       10,797,501
------------------------------------------------------------

EXPENSES:

Advisory and administrative fees                  15,437,508
------------------------------------------------------------
Accounting services fees                             320,819
------------------------------------------------------------
Custodian fees                                       287,382
------------------------------------------------------------
Distribution fees -- Class A                       4,313,052
------------------------------------------------------------
Distribution fees -- Class B                       7,605,277
------------------------------------------------------------
Distribution fees -- Class C                          27,171
------------------------------------------------------------
Printing fees                                      1,124,218
------------------------------------------------------------
Trustees' fees                                        66,075
------------------------------------------------------------
Transfer agent fees -- Class A                     1,659,429
------------------------------------------------------------
Transfer agent fees -- Class B                     1,463,050
------------------------------------------------------------
Transfer agent fees -- Class C                         7,787
------------------------------------------------------------
Transfer agent fees -- Advisor                        10,787
------------------------------------------------------------
Other                                                447,944
------------------------------------------------------------
    Total expenses                                32,770,499
------------------------------------------------------------
Less: Expenses paid indirectly                       (14,651)
------------------------------------------------------------
    Net expenses                                  32,755,848
------------------------------------------------------------
Net investment income (loss)                     (21,958,347)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  AND FORWARD CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          304,153,021
------------------------------------------------------------
  Foreign currencies                              (3,359,421)
------------------------------------------------------------
  Forward contracts                               (1,095,245)
------------------------------------------------------------
                                                 299,698,355
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          535,189,501
------------------------------------------------------------
  Foreign currencies                                (485,052)
------------------------------------------------------------
  Forward contracts                                2,729,985
------------------------------------------------------------
                                                 537,434,434
------------------------------------------------------------
  Net gain from investment securities, foreign
    currencies and forward contracts             837,132,789
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $815,174,442
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                   1999              1998
                                                              --------------    --------------
OPERATIONS:

  Net investment income (loss)                                $  (21,958,347)   $  (18,787,161)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and forward contracts                             299,698,355        71,148,199
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and forward
    contracts                                                    537,434,434       (65,095,698)
----------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                 815,174,442       (12,734,660)
----------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS:

  Class A                                                        (23,149,236)      (59,979,418)
----------------------------------------------------------------------------------------------
  Class B                                                        (21,143,550)      (54,057,223)
----------------------------------------------------------------------------------------------
  Advisor Class                                                     (150,968)         (239,075)
----------------------------------------------------------------------------------------------

SHARE TRANSACTIONS-NET:

  Class A                                                       (101,952,900)     (140,083,034)
----------------------------------------------------------------------------------------------
  Class B                                                        (72,208,921)     (120,556,830)
----------------------------------------------------------------------------------------------
  Class C                                                         11,141,603                --
----------------------------------------------------------------------------------------------
  Advisor Class                                                   (5,609,698)          (92,959)
----------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                        602,100,772      (387,743,199)
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          1,333,375,860     1,721,119,059
----------------------------------------------------------------------------------------------
  End of period                                               $1,935,476,632    $1,333,375,860
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $  863,973,212    $1,003,778,129
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                           5,534             5,534
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies and forward contracts         275,954,959        71,483,704
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and forward contracts                             795,542,927       258,108,493
----------------------------------------------------------------------------------------------
                                                              $1,935,476,632    $1,333,375,860
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Telecommunications and Technology Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of four different classes of shares: Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

 A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE"). Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for Federal income tax purposes.
        Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
        On October 31, 1999, undistributed net investment income was increased by $21,958,348, undistributed net realized gains decreased by $50,783,348 and paid-in capital increased by $28,825,000 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

F. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

G. Foreign Securities -- There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

H. Indexed Securities -- The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual rate of 2.00%, 2.50%, 2.50% and 1.50% of the average daily net assets of the Fund's Class A, Class B, Class C and Advisor Class shares, respectively. Effective July 1, 1999, the Trust entered into a master administrative services agreement with AIM, replacing the prior pricing and accounting agreement. The Fund, pursuant to the master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Prior to July 1, 1999, AIM was the pricing and accounting agent for the Fund. The monthly fee for these services paid to AIM was a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate was derived based on the aggregate net assets of the funds which comprised the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee was calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets. For the year ended October 31, 1999, AIM was paid $320,819 for such services.
The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 1999, AFS was paid $3,141,053 for such services.
The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $4,313,052, $7,605,277 and $27,171, respectively, as compensation under the Plans.
AIM Distributors received commissions of $205,929 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $8,313 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in custodian fees of $14,651 under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $14,651 during the year ended October 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the Fund, along with certain other funds advised and/or administered by AIM, had a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allowed the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000.
  During the year ended October 31, 1999, the average outstanding daily balance of bank loans for the Fund was $112,348 with a weighted average interest rate of 5.47%. Interest expense for the Fund for the year ended October 31, 1999 was $12,459.

NOTE 5-PORTFOLIO SECURITIES LOANED

At October 31, 1999, securities with an aggregate value of $261,274,438 were on loan to brokers. The loans were secured by cash collateral of $266,656,351 received by the Fund. For the year ended October 31, 1999, the Fund received fees of $1,219,467 for securities lending.
  For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $1,890,552,707 and $2,086,302,700, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
  investment securities                                      $800,003,800
-------------------------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities                      (6,592,795)
-------------------------------------------------------------------------
Net unrealized appreciation of investment securities         $793,411,005
=========================================================================

Cost of investments for tax purposes is $1,157,498,771.


NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                         1999                           1998
                                                              ---------------------------   -----------------------------
                                                                SHARES         AMOUNT          SHARES          AMOUNT
                                                              -----------   -------------   ------------   --------------
Sold:
  Class A                                                      42,637,825   $ 826,757,794    108,008,301   $1,941,688,002
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       6,195,698     131,627,637     10,070,976      179,810,719
-------------------------------------------------------------------------------------------------------------------------
  Class C*                                                        544,069      12,490,317             --               --
-------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                   664,975      14,200,299      3,217,206       58,029,142
-------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                       1,233,567      21,142,757      3,004,072       49,839,899
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,176,293      19,479,129      2,786,131       44,943,256
-------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                     8,588         150,375         14,131          237,955
-------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (49,011,051)   (949,853,451)  (117,654,141)  (2,131,610,935)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (11,052,108)   (223,315,687)   (19,680,426)    (345,310,805)
-------------------------------------------------------------------------------------------------------------------------
  Class C*                                                        (58,249)     (1,348,714)            --               --
-------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                  (900,945)    (19,960,372)    (3,206,646)     (58,360,056)
-------------------------------------------------------------------------------------------------------------------------
                                                               (8,561,338)  $(168,629,916)   (13,440,396)  $ (260,732,823)
=========================================================================================================================

*  Class C shares commenced sales on March 1, 1999.

NOTE 8-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                          CLASS A
                                                              ----------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------------
                                                                 1999          1998(a)     1997(a)      1996(a)         1995
                                                              ----------      --------     --------   ----------    ----------
Net asset value, beginning of period                          $    16.28      $  18.04     $  16.69   $    16.42    $    17.80
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.25)        (0.17)       (0.17)       (0.13)        (0.09)
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments           10.97         (0.39)        2.93         1.22         (0.43)
------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment operations             10.72         (0.56)        2.76         1.09         (0.52)
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net realized gain on investments                            (0.56)        (1.20)       (1.41)       (0.82)        (0.86)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $    26.44      $  16.28     $  18.04   $    16.69    $    16.42
------------------------------------------------------------------------------------------------------------------------------
Total return(b)                                                    67.63%        (3.16)%      17.70%        7.00%        (2.88)%
==============================================================================================================================
Ratios and supplemental data:
Net assets, end of period (in 000s)                           $1,023,124      $713,904     $910,801   $1,204,428    $1,353,722
==============================================================================================================================
Ratio of net investment income (loss) to average net assets        (1.11)%(c)    (0.93)%      (1.06)%      (0.89)%       (0.55)%
==============================================================================================================================
Ratio of expenses to average net assets                             1.77%(c)      1.88%        1.84%        1.79%         1.83%
==============================================================================================================================
Portfolio turnover rate                                              122%           75%          35%          37%           62%
==============================================================================================================================

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b)  Total return does not include sales charges.
(c)  Ratios are based on average net assets of $862,610,444.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                         CLASS B
                                                              -------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                                1999       1998(a)     1997(a)      1996(a)         1995
                                                              ---------    --------    --------    ----------    ---------
Net asset value, beginning of period                          $  15.76     $  17.58    $  16.37    $    16.20    $    17.66
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.35)       (0.25)      (0.25)        (0.23)        (0.17)
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments         10.58        (0.37)       2.87          1.22         (0.43)
---------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment operations           10.23        (0.62)       2.62          0.99         (0.60)
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net realized gain on investments                          (0.56)       (1.20)      (1.41)        (0.82)        (0.86)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  25.43     $  15.76    $  17.58    $    16.37    $    16.20
===========================================================================================================================
Total return(b)                                                  66.84%       (3.67)%     17.15%         6.46%        (3.37)%
===========================================================================================================================
Ratios and supplemental data:
Net assets, end of period (in 000s)                           $898,400     $614,715    $805,535    $1,007,654    $1,111,520
===========================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.62)%(c)   (1.43)%     (1.56)%       (1.39)%       (1.05)%
===========================================================================================================================
Ratio of expenses to average net assets                           2.28%(c)     2.38%       2.34%         2.29%         2.33%
===========================================================================================================================
Portfolio turnover rate                                            122%          75%         35%           37%           62%
===========================================================================================================================

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b)  Total return does not include sales charges.
(c)  Ratios are based on average net assets of $760,527,702.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                     CLASS C                                ADVISOR CLASS
                                                  --------------    -------------------------------------------------------------
                                                  MARCH 1, 1999              YEAR ENDED OCTOBER 31,
                                                  TO OCTOBER 31,    ----------------------------------------    JUNE 1, 1995 TO
                                                       1999          1999        1998(a)   1997(a)    1996(a   OCTOBER 31, 1995
                                                  --------------    -------      -------   -------    -------  ----------------
Net asset value, beginning of period                 $ 19.23        $ 16.61      $ 18.28   $ 16.81    $ 16.46      $15.24
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.11)         (0.11)       (0.08)    (0.09)     (0.05)         --
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments                                         6.31          11.22        (0.39      2.97       1.22        1.22
------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment
      operations                                        6.20          11.11        (0.47)     2.88       1.17        1.22
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net realized gain on investments                   --          (0.56)       (1.20)    (1.41)     (0.82)         --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 25.43        $ 27.16      $ 16.61   $ 18.28    $ 16.81      $16.46
==============================================================================================================================
Total return(b)                                        32.24%         68.67%       (2.59)%   18.33%      7.49%       7.94%
==============================================================================================================================
Ratios and supplemental data:
Net assets, end of period (in 000's)                 $12,352        $ 1,600      $ 4,757   $ 4,783    $   945      $  681
==============================================================================================================================
Ratio of net investment income (loss) to
  average net assets:                                  (1.62)%(c)     (0.56)%(d)   (0.43)%   (0.56)%    (0.39)%     (0.05)%(e)
==============================================================================================================================
Ratio of expenses to average net assets:                2.28%(c)       1.22%(d)     1.38%     1.34%      1.29%       1.33%(e)
==============================================================================================================================
Portfolio turnover rate                                  122%           122%         75%        35%        37%         62%
==============================================================================================================================

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not include sales charge and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $4,047,890.
(d)  Ratios are based on average net assets of $5,607,430.
(e)  Annualized.

NOTE 9-SUBSEQUENT EVENT

On November 3, 1999, the Board of Trustees approved the conversion of Advisor Class Shares into Class A Shares. The proposed effective date of this conversion is February 11, 2000.

                            PART C: OTHER INFORMATION


Item 23.     Exhibits
             --------

Exhibit
Number         Description
-------        -----------
(a)     (1)    -  (a) Agreement and Declaration of Trust of Registrant, dated
                  May 7, 1998, was filed as an Exhibit to Post-Effective
                  Amendment No. 55, on August 26, 1998 and is hereby incorporated by reference.

               - (b) First Amendment to Agreement and Declaration of Trust of Registrant, dated August 12, 1998, was filed as an Exhibit to Post-Effective Amendment No. 56, on December 30, 1998 and is hereby incorporated by reference.

               - (c) Second Amendment to Agreement and Declaration of Trust of Registrant, dated December 10, 1998, was filed as an Exhibit to Post-Effective Amendment No. 57 on February 22, 1999.

               - (d) Third Amendment to Agreement and Declaration of Trust of Registrant, dated February 4, 1999, is filed herewith electronically.

               - (e) Fourth Amendment to Agreement and Declaration of Trust of Registrant, dated February 16, 1999, is filed herewith electronically.

(b)     (1)    -  (a) By-Laws of Registrant were filed as an Exhibit to
                  Post-Effective Amendment No. 55, on August 26, 1998 and is hereby incorporated by reference.

               - (b) Amendment No. 1 to By-laws of Registrant, dated December 10, 1998, was filed as an Exhibit to Post-Effective Amendment No. 57 on February 22, 1999.

        (2) - (a) Amended and Restated By-Laws of Registrant, adopted effective May 7, 1998, amended December 10, 1998, are filed herewith electronically.

               - (b) First Amendment to Amended and Restated By-Laws of Registrant, dated June 15, 1999, is filed herewith electronically.

(c)            -  Provisions of instruments defining the rights of holders of
                  Registrant's securities are contained in the Agreement and Declaration of Trust, as amended, Articles II, VI, VII, VIII and IX and By-Laws Articles IV, V, VI, VII and VIII, which are included as part of Exhibits (a)(1) and (b) of this Registration Statement.

(d)     (1)    -  Investment Management and Administration Contract, dated May
                  29, 1998, between Registrant and A I M Advisors, Inc. was filed as an Exhibit to Post-Effective Amendment No. 55 on August 26, 1998.

        (2) - Investment Management and Administration Contract, dated September 8, 1998, between Registrant and A I M Advisors, Inc. was filed as an Exhibit to Post-Effective Amendment No. 55 on August 26, 1998.

        (3) - Amended and Restated Investment Management and Administration Contract, dated June 1, 1999, between Registrant and A I M Advisors, Inc. is filed herewith electronically.

        (4) - Administration Contract, dated May 29, 1998, between Registrant and A I M Advisors, Inc. was filed as an Exhibit to Post-Effective Amendment No. 55 on August 26, 1998.

        (5) - Administration Contract, dated September 8, 1998, between Registrant and A I M Advisors, Inc. was filed as an Exhibit to Post-Effective Amendment No. 55 on August 26, 1998 and is hereby incorporated by reference.

        (6) - Sub-Administration Contract, dated May 29, 1998, between A I M Advisors, Inc. and INVESCO (NY), Inc. with respect to Registrant was filed as an Exhibit to Post-Effective Amendment No. 55 on August 26, 1998.

        (7) - Sub-Administration Contract, dated September 8, 1998, between A I M Advisors, Inc. and INVESCO (NY), Inc. with respect to Registrant was filed as an Exhibit to Post-Effective Amendment No. 55 on August 26, 1998.

        (8) - Sub-Advisory and Sub-Administration Contract, dated May 29, 1998, between A I M Advisors, Inc. and INVESCO (NY), Inc. with respect to Registrant was filed as an Exhibit to Post-Effective Amendment No. 55 on August 26, 1998.

        (9) - Sub-Advisory and Sub-Administration Contract, dated September 8, 1998, between A I M Advisors, Inc. and INVESCO (NY), Inc. with respect to Registrant was filed as an Exhibit to Post-Effective Amendment No. 55 on August 26, 1998.

        (10) - Investment Management and Administration Contract, dated May 29, 1998, between Global Investment Portfolio and A I M Advisors, Inc. was filed as an Exhibit to Post-Effective Amendment No. 55 on August 26, 1998 and is hereby incorporated by reference.

        (11) - Investment Management and Administration Contract, dated May 29, 1998, between Global High Income Portfolio (now known as Emerging Markets Debt Portfolio) and A I M Advisors, Inc. was filed as an Exhibit to Post-Effective Amendment No. 55 on August 26, 1998.

        (12) - Amended and Restated Investment Management and Administration Contract, dated September 8, 1998, between Emerging Markets Debt Portfolio and A I M Advisors, Inc. is filed herewith electronically.

        (13) - Sub-Advisory and Sub-Administration Contract, dated May 29, 1998, between A I M Advisors, Inc. and INVESCO (NY), Inc. with respect to Global Investment Portfolio was filed as an Exhibit to Post-Effective Amendment No. 55 on August 26, 1998.

        (14) - Sub-Advisory and Sub-Administration Contract, dated May 29, 1998, between A I M Advisors, Inc. and INVESCO (NY), Inc. with respect to Global High Income Portfolio (now known as Emerging Markets Debt Portfolio) was filed as an Exhibit to Post-Effective Amendment No. 55 on August 26, 1998.

        (15) - Sub-Advisory Contract, dated December 14, 1998, between A I M Advisors, Inc. and INVESCO (NY), Inc. with respect to Registrant's AIM Strategic Income Fund is filed herewith electronically.

        (16) - Amended and Restated Sub-Advisory Contract, dated February 12, 1999, between A I M Advisors, Inc. and INVESCO Asset Management Limited with respect to Registrant is filed herewith electronically.

        (17) - Sub-Advisory Contract, dated December 14, 1998, between A I M Advisors, Inc. and INVESCO Asset Management Limited with respect to Emerging Markets Debt Portfolio is filed herewith electronically.

(e)     (1)    -  Distribution Agreement, dated May 29, 1998, between Registrant and A I M Distributors, Inc. with respect to Class A shares was filed as an Exhibit to Post-Effective Amendment No. 55 on August 26, 1998.

        (2) - Distribution Agreement, dated September 8, 1998, between Registrant and A I M Distributors, Inc. with respect to Class A shares was filed as an Exhibit to Post-Effective Amendment No. 55 on August 26, 1998 and is hereby incorporated by reference.

        (3) - (a) Master Distribution Agreement, dated March 1, 1999, between Registrant and A I M Distributors, Inc. with respect to Class A and C shares is filed herewith electronically.

               - (b) Amendment No. 1, dated March 1, 1999, to the Master Distribution Agreement, dated March 1, 1999, between Registrant and A I M Distributors, Inc., with respect to Class A and C shares is filed herewith electronically.

        (4) - Distribution Agreement, dated May 29, 1998, between Registrant and A I M Distributors, Inc. with respect to Class B shares was filed as an Exhibit to Post-Effective Amendment No. 55 on August 26, 1998.

        (5) - (a) Distribution Agreement, dated September 8, 1998, between Registrant and A I M Distributors, Inc. with respect to Class B shares was filed as an Exhibit to Post-Effective Amendment No. 55 on August 26, 1998 and is hereby incorporated by reference.

               - (b) Amendment No. 1, dated March 18, 1999, to the Distribution Agreement, dated September 8, 1998, between Registrant and
                  A I M Distributors, Inc., with respect to Class B shares is filed herewith electronically.

               - (c) Amendment No. 2, dated June 1, 1999, to the Distribution Agreement, dated September 8, 1998, between Registrant and
                  A I M Distributors, Inc., with respect to Class B shares is filed herewith electronically.

        (6) - Distribution Agreement, dated May 29, 1998, between Registrant and A I M Distributors, Inc. with respect to Advisor Class shares was filed as an Exhibit to Post-Effective Amendment No.55 on August 26, 1998.

        (7) - Distribution Agreement, dated September 8, 1998, between Registrant and A I M Distributors, Inc. with respect to Advisor Class shares was filed as an Exhibit to Post-Effective Amendment No. 55 on August 26, 1998 and is hereby incorporated by reference.

        (8)    -  Form of Selected Dealer Agreement between A I M
                  Distributors, Inc. and selected dealers was filed as an Exhibit to Post-Effective Amendment No. 57 on February 22, 1999.

        (9) - Form of Bank Selling Group Agreement between A I M Distributors, Inc. and banks was filed as an Exhibit to Post-Effective Amendment No. 57 on February 22, 1999.

(f)            -  Agreements Concerning Officers and Directors/Trustees
                  Benefits - None.

(g)     (1)    -  (a) Custodian Contract, dated April 27, 1988, between
                  Registrant and State Street Bank and Trust Company was filed as an Exhibit to Post-Effective Amendment No. 56 on December
                  30, 1998 and is hereby incorporated by reference.

               - (b) Notice of Additional Fund, dated August 7, 1989, to Custodian Contract, dated April 27, 1988, between Registrant and State Street Bank and Trust Company was filed as an Exhibit to Post-Effective Amendment No. 56 on December 30, 1998 and is hereby incorporated by reference.

               - (c) Notice of Additional Fund, dated September 23, 1990, to Custodian Contract, dated April 27, 1988, between Registrant and State Street Bank and Trust Company was filed as an Exhibit to Post-Effective Amendment No. 56 on December 30, 1998 and is hereby incorporated by reference.

               - (d) Notice of Additional Fund, dated August 8, 1991, to Custodian Contract, dated April 27, 1988, between Registrant and State Street Bank and Trust Company was filed as an Exhibit to Post-Effective Amendment No. 56 on December 30, 1998 and is hereby incorporated by reference.

               - (e) Notice of Additional Fund, dated January 27, 1992, to Custodian Contract, dated April 27, 1988, between Registrant and State Street Bank and Trust Company was filed as an Exhibit to Post-Effective Amendment No. 56 on December 30, 1998 and is hereby incorporated by reference.

               - (f) Notice of Additional Fund, dated May 10, 1992, to Custodian Contract, dated April 27, 1988, between Registrant and State Street Bank and Trust Company was filed as an Exhibit to Post-Effective Amendment No. 56 on December 30, 1998 and is hereby incorporated by reference.

               - (g) Notice of Additional Fund, dated June 1, 1992, to Custodian Contract, dated April 27, 1988, between Registrant and State Street Bank and Trust Company was filed as an Exhibit to Post-Effective Amendment No. 56 on December 30, 1998 and is hereby incorporated by reference.

               - (h) Notice of Additional Fund, dated October 22, 1992, to Custodian Contract, dated April 27, 1988, between Registrant and State Street Bank and Trust Company was filed as an Exhibit to Post-Effective Amendment No. 56 on December 30, 1998 and is hereby incorporated by reference.

               - (i) Notice of Additional Fund, dated May 31, 1994, to Custodian Contract, dated April 27, 1988, between Registrant and State Street Bank and Trust Company was filed as an Exhibit to Post-Effective Amendment No. 56 on December 30, 1998 and is hereby incorporated by reference.

               - (j) Amendment to Custodian Contract, dated August 17, 1994, was filed as an Exhibit to Post-Effective Amendment No. 56 on December 30, 1998 and is hereby incorporated by reference.

               - (k) Amendment to Custodian Contract, dated June 20, 1995, was filed as an Exhibit to Post-Effective Amendment No. 56 on December 30, 1998 and is hereby incorporated by reference.

               - (l) Notice of Additional Fund, dated October 24, 1997, to Custodian Contract, dated April 27, 1988, between Registrant and State Street Bank and Trust Company was filed as an Exhibit to Post-Effective Amendment No. 56 on December 30, 1998 and is hereby incorporated by reference.

               - (m) Notice of Registrant's reorganization, dated September 22, 1998, to Custodian was filed as an Exhibit to Post-Effective Amendment No. 56 on December 30, 1998 and is hereby incorporated by reference.

               - (n) Amendment to Custodian Contract, dated January 26, 1999, was filed as an Exhibit to Post-Effective Amendment No. 57 on February 22, 1999 and is hereby incorporated by reference.

(h)     (1)    -  (a) Transfer Agency and Service Agreement, dated September 8,
                  1998, between Registrant and A I M Fund Services, Inc. was filed an Exhibit to Post-Effective Amendment No. 56 on
                  December 30, 1998 and is hereby incorporated by reference.

               - (b) Amendment No. 1, dated March 1, 1999, to Transfer Agency and Services Agreement, dated September 8, 1998, between Registrant and A I M Fund Services, Inc. is filed herewith electronically.

               - (c) Amendment No. 2, dated July 1, 1999, to Transfer Agency and Services Agreement, dated September 8, 1998, between Registrant and A I M Fund Services, Inc. is filed herewith electronically.

               - (d) Amendment No. 3, dated July 1, 1999, to Transfer Agency and Services Agreement, dated September 8, 1998, between Registrant and A I M Fund Services, Inc. is filed herewith electronically.

               - (e) Amendment No. 4, dated February 11, 2000, to Transfer Agency and Services Agreement, dated September 8, 1998, between Registrant and A I M Fund Services, Inc. is filed herewith electronically.

        (2) - (a) Remote Access and Related Services Agreement, dated as of December 23, 1994, was filed as an Exhibit to Post-Effective Amendment No. 55 on August 26, 1998 and is hereby incorporated by reference.

               - (b) Amendment No. 1, dated October 4, 1995, to the Remote Access and Related Services Agreement, dated as of December 23, 1994, was filed as an Exhibit to Post-Effective Amendment No. 55 on August 26, 1998 and is hereby incorporated by reference.

               - (c) Addendum No. 2, dated October 12, 1995, to the Remote Access and Related Services Agreement, dated as of December 23, 1994, was filed as an Exhibit to Post-Effective Amendment No. 55 on August 26, 1998 and is hereby incorporated by reference.

               - (d) Amendment No. 3, dated February 1, 1997, to the Remote Access and Related Services Agreement, dated December 23, 1994, was filed as an Exhibit to Post-Effective Amendment No. 55 on August 26, 1998 and is hereby incorporated by reference.

               - (e) Exhibit 1, effective as of August 4, 1997, to the Remote Access and Related Services Agreement, dated December 23, 1994, was filed as an Exhibit to Post-Effective Amendment No. 55 on August 26, 1998 and is hereby incorporated by reference.

               - (f) Preferred Registration Technology Escrow Agreement, dated September 10, 1997, was filed as an Exhibit to Post-Effective Amendment No. 55 on August 26, 1998 and is hereby incorporated by reference.

               - (g) Amendment No. 4, dated June 30, 1998, to the Remote Access and Related Services Agreement, dated December 23, 1994, was filed as an Exhibit to Post-Effective Amendment No. 56 on December 30, 1998 and is hereby incorporated by reference.

               - (h) Amendment No. 5, dated July 1, 1998, to the Remote Access and Related Services Agreement, dated December 23, 1994, was filed as an Exhibit to Post-Effective Amendment No. 56 on December 30, 1998 and is hereby incorporated by reference.

        (3) - Form of Fund Accounting and Pricing Agent Agreement between Registrant and INVESCO (NY), Inc. was filed as an Exhibit to Post-Effective Amendment No. 55 on August 26, 1998.

        (4) - Fund Accounting and Pricing Agent Agreement between Registrant and A I M Advisors, Inc. dated June 1, 1998, was filed as an Exhibit to Post-Effective Amendment No. 57 on February 22, 1999.

        (5) - Master Accounting Services Agreement, dated July 1,1999, between Registrant and A I M Advisors, Inc. is filed herewith electronically.

        (6) - Memorandum of Agreement, dated March 1, 1999, between Registrant and A I M Advisors, Inc. is filed herewith electronically.

        (7) - Form of Memorandum of Agreement between Registrant and A I M Advisors, Inc. is filed herewith electronically.

(i)     (1)    -  Opinion and Consent of Kirkpatrick & Lockhart LLP is filed herewith electronically.

        (2) - Opinion and Consent of Delaware Counsel is filed herewith electronically.

(j)     (1)    -  Consent of PricewaterhouseCoopers LLP is filed herewith electronically.

(k)            -  Financial Statements - None.

(l)            -  Agreements Concerning Initial Capitalization - None.

(m)     (1)    -  Distribution Plan, effective as of September 8, 1998, adopted pursuant to Rule 12b-1 with respect to Class A shares was filed as an Exhibit to Post-Effective Amendment No. 56 on December 30, 1998 and is hereby incorporated by reference.

        (2) - (a) Master Distribution Plan, dated March 1, 1999, pursuant to Rule 12b-1 with respect to Class A and C shares is filed herewith electronically.

               - (b) Amendment No. 1, dated March 18, 1999, to Master Distribution Plan, dated March 1, 1999, with respect to Class A and C shares is filed herewith electronically.

               - (c) Amendment No. 2, dated June 1, 1999, to Master Distribution Plan, dated March 1, 1999, with respect to Class A and C shares is filed herewith electronically.

        (3) - Amended and Restated Master Distribution Plan, effective as of July 1, 1999, with respect to Class A and C shares is filed herewith electronically.

        (4) - (a) Distribution Plan, effective as of September 8, 1998, adopted pursuant to Rule 12b-1 with respect to Class B shares was filed as an Exhibit to Post-Effective Amendment No. 56 on December 30, 1998 and is hereby incorporated by reference.

               - (b) Amendment No. 1, dated March 18, 1999, to Distribution Plan, effective as of September 8, 1998, with respect to Class B shares is filed herewith electronically.

               - (c) Amendment No. 2, dated June 1, 1999, to Distribution Plan, effective as of September 8, 1998, with respect to Class B shares is filed herewith electronically.

        (5) - (a) Form of Shareholder Service Agreement to be used in connection with Registrant's Master Distribution Plan was filed as an Exhibit to Post-Effective Amendment No. 57 on February 22, 1999 and is hereby incorporated by reference.

               - (b) Form of Bank Shareholder Service Agreement to be used in connection with Registrant's Master Distribution Plan was filed as an Exhibit to Post-Effective Amendment No. 57 on February 22, 1999 and is hereby incorporated by reference.

               - (c) Form of Service Agreement for Bank Trust Department and for Broker to be used in connection with Registrant's Master Distribution Plan was filed as an Exhibit to Post-Effective Amendment No. 57 on February 22, 1999 and is hereby incorporated by reference.

               - (d) Form of Agency Pricing Agreement to be used in connection with Registrant's Master Distribution Plan was filed as an Exhibit to Post-Effective Amendment No. 57 on February 22, 1999 and is hereby incorporated by reference.

(n)            -  Rule 18f-3 Multiple Class Plan was filed as an Exhibit to
                  Post-Effective Amendment No. 55 on August 26, 1998 and is hereby incorporated by reference.

(o)     (1)    -  The A I M Management Group Code of Ethics, as amended August
                  17, 1999, relating to A I M Management Group Inc. and A I M
                  Advisors, Inc. is filed herewith electronically.


Item 24.       Persons Controlled by or Under Common Control with the Fund

         Provide a list or diagram of all persons directly or indirectly controlled by or under common control with the Fund. For any person controlled by another person, disclose the percentage of voting securities owned by the immediately controlling person or other basis of that person's control. For each company, also provide the state or other sovereign power under the laws of which the company is organized.

         None.


Item 25.       Indemnification

         State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Fund is insured or indemnified against any liability incurred in their official capacity, other than insurance provided by any director, officer, affiliated person, or underwriter for their own protection.

         Article VIII of the Registrant's Agreement and Declaration of Trust, as amended, provides for indemnification of certain persons acting on behalf of the Registrant. Article VIII, Section 8.1 provides that a Trustee, when acting in such capacity, shall not be personally liable to any person for any act, omission, or obligation of the Registrant or any Trustee; provided, however, that nothing contained in the Registrant's Agreement and Declaration of Trust or in the Delaware Business Trust Act shall protect any Trustee against any liability to the Registrant or the Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee.

         Article VIII, Section 3 of the Registrant's By-Laws, as amended, also provides that every person who is, or has been, a Trustee or Officer of the Registrant to the fullest extent permitted by the Delaware Business Trust Act, the Registrant's By-Laws and other applicable law.


         A I M Advisors, Inc. ("AIM"), the Registrant and other investment companies managed by AIM their respective officers, trustees, directors and employees (the "Insured Parties") are insured under a joint Mutual Fund and Investment Advisory Professional and Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $35,000,000 limit of liability.


         Section 9 of the Investment Management and Administration Contract between the Registrant and AIM provides that AIM shall not be liable, and each series of the Registrant shall indemnify AIM and its directors, officers and employees, for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by any series of the Registrant or the Registrant in connection with the matters to which the Investment Management and Administration Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of AIM in the performance by AIM of its duties or from reckless disregard by AIM of its obligations and duties under the Investment Management and Administration Contract.

         Section 7 of the Sub-Advisory Contract between AIM and INVESCO (NY), Inc. and Section 7 of the Sub-Advisory Contract between AIM and INVESCO Asset Management Limited (collectively, the "Sub-Advisory Contracts") provide that the Sub-advisors shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by any series of the Registrant or the Registrant in connection with the matters to which the Sub-Advisory Contracts relate except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-advisors in the performance by the Sub-advisors of their duties or from reckless disregard by the Sub-advisors of their obligations and duties under the Sub-Advisory Contracts.


Item 26.       Business and Other Connections of the Investment Advisor

         Describe any other business, profession, vocation or employment of a substantial nature that each investment adviser, and each director, officer or partner of the adviser, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner, or trustee.


         See the material under the headings "Trustees and Executive Officers" and "Management" included in Part B (Statement of Additional Information) of this Post-Effective Amendment. Information as to the Directors and Officers of A I M Advisors, Inc., INVESCO (NY), Inc. and INVESCO Asset Management Limited is included in Schedule A and Schedule D of Part I of each entity's Form ADV (File No. 801-12313, File No. 801-10254 and File No. 8-50197, respectively), filed with the Securities and Exchange Commission, which are incorporated herein by reference thereto.


Item 27.       Principal Underwriters


         (a) A I M Distributors, Inc., the Registrant's principal underwriter, also acts as a principal underwriter to the following investment companies:


                  AIM Advisor Funds, Inc.
                  AIM Equity Funds, Inc. (Retail Classes)
                  AIM Funds Group
                  AIM Growth Series
                  AIM International Funds, Inc.
                  AIM Investment Securities Funds (Retail Classes)
                  AIM Series Trust
                  AIM Special Opportunities Funds
                  AIM Summit Fund, Inc.
                  AIM Tax-Exempt Funds, Inc.
                  AIM Variable Insurance Funds, Inc.
                  GT Global Floating Rate Fund, Inc. (d/b/a AIM Floating Rate
                    Fund)

        (b)


Name and Principal         Position and Offices                                 Position and Offices
Business Address*          with Underwriter                                     with Fund
------------------         --------------------                                 --------------------
Charles T. Bauer           Chairman of the Board of Directors                   None

Michael J. Cemo            President & Director                                 None

Gary T. Crum               Director                                             Vice President

Robert H. Graham           Senior Vice President & Director                     Chairman & President


--------------------
*        11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

Name and Principal         Position and Offices                                 Position and Offices
Business Address*          with Underwriter                                     with Fund
------------------         --------------------                                 --------------------
William G. Littlepage      Senior Vice President & Director                     None

James L. Salners           Executive Vice President                             None

John Caldwell              Senior Vice President                                None

Marilyn M. Miller          Senior Vice President                                None

Gordon J. Sprague          Senior Vice President                                None

Michael C. Vessels         Senior Vice President                                None

Gene L. Needles            Senior Vice President                                None

B.J. Thompson              First Vice President                                 None

James R. Anderson          Vice President                                       None

Mary K. Coleman            Vice President                                       None

Mary A. Corcoran           Vice President                                       None

Melville B. Cox            Vice President & Chief                               Vice President
                           Compliance Officer

Glenda A. Dayton           Vice President                                       None

Sidney M. Dilgren          Vice President                                       None

Tony D. Green              Vice President                                       None

Dawn M. Hawley             Vice President & Treasurer                           None

Ofelia M. Mayo             Vice President, General Counsel                      Assistant Secretary
                           & Assistant Secretary

Charles H. McLaughlin      Vice President                                       None

Ivy B. McLemore            Vice President                                       None

Terri L. Ransdell          Vice President                                       None

Carol F. Relihan           Vice President                                       Vice President

Kamala C. Sachidanandan    Vice President                                       None

Frank V. Serebrin          Vice President                                       None

Christopher T. Simutis     Vice President                                       None

Gary K. Wendler            Vice President                                       None


--------------------
*        11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

Name and Principal         Position and Offices                                 Position and Offices
Business Address*          with Underwriter                                     with Fund
------------------         --------------------                                 --------------------
Normal W. Woodson          Vice President                                       None

David E. Hessel            Assistant Vice President,                            None
                           Assistant Treasurer
                           & Controller

Kathleen J. Pflueger       Secretary                                            Assistant Secretary

Luke P. Beausoleil         Assistant Vice President                             None

Sheila R. Brown            Assistant Vice President                             None

Scott E. Burman            Assistant Vice President                             None

Tisha B. Christopher       Assistant Vice President                             None

Mary E. Gentempo           Assistant Vice President                             None

Simon R. Hoyle             Assistant Vice President                             None

Kathryn A. Jordan          Assistant Vice President                             None

Kim T. McAuliffe           Assistant Vice President                             None

David B. O'Neil            Assistant Vice President                             None

Rebecca Starling-Klatt     Assistant Vice President                             None

Nicholas D. White          Assistant Vice President                             None

Nancy L. Martin            Assistant General Counsel                            Assistant Secretary
                           & Assistant Secretary

Samuel D. Sirko            Assistant General Counsel                            Vice President
                           & Assistant Secretary                                and Secretary

P. Michelle Grace          Assistant Secretary                                  None

Lisa A. Moss               Assistant Secretary                                  None

Stephen I. Winer           Assistant Secretary                                  None



--------------------
*        11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

            (c)      -        Not Applicable

Item 28. Location of Accounts and Records

         State the name and address of each person maintaining physical possessions of each account, book, or other document required to be maintained by section 31(a) [15 U.S.C. 80a-30(a)] and the rules under that section.

         Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of the Registrant and its advisor A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046, and its custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110.

         Records covering shareholder accounts and portfolio transactions are also maintained and kept by the Registrant"s Transfer Agent, A I M Fund Services, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046, and by the Registrant"s custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110.

Item 29. Management Services

         Provide a summary of the substantive provisions of any management-related service contract not discussed in Part A or B, disclosing the parties to the contract and the total amount paid and by whom for the Fund"s last three fiscal years.

         None.


Item 30. Undertakings

         None.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 25th day of February, 2000.

                                       REGISTRANT:    AIM INVESTMENT FUNDS


                                       By: /s/ ROBERT H. GRAHAM
                                          -----------------------------------
                                           Robert H. Graham, President

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


         SIGNATURES                       TITLE                 DATE
         ----------                       -----                 ----

   /s/ ROBERT H. GRAHAM        Chairman, Trustee & President  February 25, 2000
  ------------------------     (Principal Executive Officer)
       Robert H. Graham


   /s/ C. DEREK ANDERSON               Trustee                February 25, 2000
  ------------------------
       C. Derek Anderson


   /s/ FRANK S. BAYLEY                 Trustee                February 25, 2000
  ------------------------
       Frank S. Bayley


   /s/ RUTH H. QUIGLEY                 Trustee                February 25, 2000
  ------------------------
       Ruth H. Quigley


   /s/ DANA R. SUTTON         Vice President & Treasurer      February 25, 2000
  ------------------------    (Principal Financial and
       Dana R. Sutton          Accounting Officer)

                                   SIGNATURES

      Emerging Markets Debt Portfolio has duly caused this Post-Effective Amendment of AIM Investment Funds to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston and the State of Texas on the 25th day of February, 2000.

                                       EMERGING MARKETS DEBT PORTFOLIO


                                       By: /s/ ROBERT H. GRAHAM
                                          ------------------------------------
                                           Robert H. Graham, President

      This Post-Effective Amendment to the Registration Statement of AIM Investment Funds has been signed below by the following persons in the capacities and on the dates indicated:


         SIGNATURES                       TITLE                 DATE
         ----------                       -----                 ----

   /s/ ROBERT H. GRAHAM       Chairman, Trustee & President   February 25, 2000
  -----------------------     Principal Executive Officer)
      Robert H. Graham


   /s/ C. DEREK ANDERSON               Trustee                February 25, 2000
  ------------------------
       C. Derek Anderson


   /s/ FRANK S. BAYLEY                 Trustee                February 25, 2000
  ------------------------
       Frank S. Bayley


   /s/ RUTH H. QUIGLEY                 Trustee                February 25, 2000
  ------------------------
       Ruth H. Quigley


   /s/ DANA R. SUTTON         Vice President & Treasurer      February 25, 2000
  ------------------------    (Principal Financial and
       Dana R. Sutton          Accounting Officer)

                                   SIGNATURES

      Global Investment Portfolio has duly caused this Post-Effective Amendment of AIM Investment Funds to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston and the State of Texas on the 25th day of February, 2000.

                                       GLOBAL INVESTMENT PORTFOLIO


                                       By: /s/ ROBERT H. GRAHAM
                                          ---------------------------
                                          Robert H. Graham, President

      This Post-Effective Amendment to the Registration Statement of AIM Investment Funds has been signed below by the following persons in the capacities and on the dates indicated:


         SIGNATURES                       TITLE                 DATE
         ----------                       -----                 ----

    /s/ ROBERT H. GRAHAM      Chairman, Trustee & President   February 25, 2000
  ------------------------    (Principal Executive Officer)
        Robert H. Graham


    /s/ C. DEREK ANDERSON              Trustee                February 25, 2000
  ------------------------
        C. Derek Anderson


    /s/ FRANK S. BAYLEY                Trustee                February 25, 2000
  ------------------------
        Frank S. Bayley


   /s/ RUTH H. QUIGLEY                 Trustee                February 25, 2000
  ------------------------
       Ruth H. Quigley


   /s/ DANA R. SUTTON         Vice President & Treasurer      February 25, 2000
  ------------------------    (Principal Financial and
       Dana R. Sutton          Accounting Officer)

                                INDEX TO EXHIBITS
                              AIM INVESTMENT FUNDS


Exhibit Number
--------------
(a)(1)(d)      Third Amendment to Agreement and Declaration of Trust of
               Registrant, dated February 4, 1999

(a)(1)(e)      Fourth Amendment to Agreement and Declaration of Trust of
               Registrant, dated February 16, 1999

(b)(2)(a)      Amended and Restated By-Laws of Registrant, adopted effective May
               7, 1998, amended December 10, 1998

(b)(2)(b) First Amendment to Amended and Restated By-Laws of Registrant, dated June 15, 1999

(d)(3)         Amended and Restated Investment Management and Administration
               Contract, dated June 1, 1999, between Registrant and A I M
               Advisors, Inc.

(d)(12)        Amended and Restated Investment Management and Administration
               Contract, dated September 8, 1998, between Emerging Markets Debt
               Portfolio and A I M Advisors, Inc.

(d)(15)        Sub-Advisory Contract, dated December 14, 1998, between A I M
               Advisors, Inc. and INVESCO (NY), Inc. with respect to
               Registrant's AIM Strategic Income Fund

(d)(16)        Amended and Restated Sub-Advisory Contract, dated February 12,
               1999, between A I M Advisors, Inc. and INVESCO Asset Management
               Limited with respect to Registrant

(d)(17)        Sub-Advisory Contract, dated December 14, 1998, between A I M
               Advisors, Inc. and INVESCO Asset Management Limited with respect to Emerging Markets Debt Portfolio

(e)(3)(a)      Master Distribution Agreement, dated March 1, 1999, between
               Registrant and A I M Distributors, Inc. with respect to Class A and C shares.

(e)(3)(b)      Amendment No. 1, dated March 1, 1999, to Master Distribution
               Agreement, dated March 1, 1999, between Registrant and A I M
               Distributors, Inc. with respect to Class A and C shares

(e)(5)(b)      Amendment No. 1, dated March 18, 1999, to the Distribution
               Agreement, dated September 8, 1998, between Registrant and A I M
               Distributors Inc. with respect to Class B shares

(e)(5)(c)      Amendment No. 2, dated June 1, 1999, to the Distribution
               Agreement, dated September 8, 1998, between Registrant and A I M
               Distributors, Inc. with respect to Class B shares

(h)(1)(b)      Amendment No. 1, dated March 1, 1999, to Transfer Agency and
               Services Agreement, dated September 8, 1998, between Registrant and A I M Fund Services, Inc.

(h)(1)(c)      Amendment No. 2, dated July 1, 1999, to Transfer Agency and
               Services Agreement, dated September 8, 1998, between Registrant and A I M Fund Services, Inc.

(h)(1)(d)      Amendment No. 3, dated July 1, 1999, to Transfer Agency and
               Services Agreement, dated September 8, 1998, between Registrant and A I M Fund Services, Inc.

(h)(1)(e)      Amendment No. 4, dated February 11, 2000, to Transfer Agency and
               Services Agreement, dated September 8, 1998, between Registrant and A I M Fund Services, Inc.

(h)(5)         Master Accounting Services Agreement, dated July 1, 1999, between
               Registrant and A I M Advisors, Inc.

(h)(6) Memorandum of Agreement, dated March 1,1999, between Registrant and A I M Advisors, Inc.

(h)(7)         Amended and Restated Memorandum of Agreement, dated
               February 4, 2000, between Registrant and A I M Advisors, Inc.

(i)(1)         Opinion and Consent of Kirkpatrick & Lockhart LLP

(i)(2)         Opinion and Consent of Delaware Counsel

(j)(1)         Consent of PricewaterhouseCoopers LLP

(m)(2)(a)      Master Distribution Plan, dated March 1, 1999, pursuant to Rule
               12b-1, with respect to Class A and C shares

(m)(2)(b)      Amendment No. 1, dated March 18, 1999, to Master Distribution
               Plan, dated March 1, 1999, with respect to Class A and C shares

(m)(2)(c) Amendment No. 2, dated June 1, 1999, to Master Distribution Plan, dated March 1, 1999, to Master Distribution Plan, dated March 1,
               1999, with respect to Class A and C shares

(m)(3)         Amended and Restated Master Distribution Plan, effective as of
               July 1,1999, with respect to Class A and C shares

(m)(4)(b) Amendment No. 1, dated March 18, 1999, to Distribution Plan, effective as of September 8, 1998, with respect to Class B shares

(m)(4)(c) Amendment No. 2, dated June 1, 1999, to Distribution Plan, effective as of September 8, 1998, with respect to Class B shares

(o)(1)         The A I M Management Group Code of Ethics, as amended August 17,
               1999, relating to A I M Management Group Inc. and A I M Advisors,
               Inc.
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